UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: March 31, 2024

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2024

2024 Annual Report

iShares Trust

•	iShares S&P 100 ETF | OEF | NYSE Arca
•	iShares S&P 500 Growth ETF | IVW | NYSE Arca
•	iShares S&P 500 Value ETF | IVE | NYSE Arca
•	iShares S&P Small-Cap 600 Value ETF | IJS | NYSE Arca

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	23.48%	29.88%

U.S. small cap equities (Russell 2000® Index)	19.94	19.71

International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32

Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 29.29%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive backdrop for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

Despite high spending and healthy household balance sheets, consumer sentiment remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. While inflation declined early in the reporting period — decreasing from 4.9% in April 2023 to 3% in June 2023 — it remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast inflation would continue to moderate despite the robust economy.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

4	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® S&P 100 ETF

Investment Objective

The iShares S&P 100 ETF (the “Fund”) seeks to track the investment results of an index composed of 100 large-capitalization U.S. equities, as represented by the S&P 100® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	33.98%	16.33%	13.56%	33.98%	113.04%	256.56%

Fund Market	33.97	16.33	13.55	33.97	113.05	256.42

Index	34.24	16.57	13.78	34.24	115.29	263.49

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,241.10	$1.12		$1,000.00	$1,024.00	$1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	iShares® S&P 100 ETF

Portfolio Management Commentary

Mega-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The information technology sector was the largest contributor to the Index’s return for the reporting period amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained the most, as companies purchased specialized chips used to provide computing capacity for AI applications, which require significant processing power. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further supporting stock prices.

The software and services industry also advanced, driven by strength among systems software companies. Enthusiasm for generative AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform, a chatbot which grew its user base more rapidly than any other consumer application in history. Integration of AI into already existing productivity software also propelled gains. In addition, cloud services revenue accelerated, due in part to new AI features, beating analysts’ expectations and driving further earnings growth.

The communication services sector also contributed significantly to the Index’s performance, led by the interactive media and services industry. Growth in online advertising drove large increases in both revenue and income. Cost cutting efforts and reduced headcount also boosted profitability. Implementation of AI tools that allow clients to partially automate and optimize advertising campaigns also benefited the industry and fueled analysts’ optimism about continued growth. Strong sales of cloud computing products further bolstered industry earnings.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	35.8%
Communication Services	12.6
Financials	12.4
Health Care	11.4
Consumer Discretionary	11.1
Consumer Staples	6.5
Industrials	4.9
Energy	3.0
Other (each representing less than 1%)	2.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	10.4%
Apple Inc.	8.3
NVIDIA Corp.	7.4
Amazon.com, Inc.	5.5
Meta Platforms, Inc., Class A	3.6
Alphabet, Inc., Class A	3.0
Berkshire Hathaway, Inc., Class B	2.5
Alphabet, Inc., Class C, NVS	2.5
Eli Lilly & Co.	2.1
Broadcom, Inc.	1.9

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® S&P 500 Growth ETF

Investment Objective

The iShares S&P 500 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P 500 Growth Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	33.49%	15.57%	14.36%	33.49%	106.16%	282.61%

Fund Market	33.40	15.55	14.35	33.40	105.99	282.14

Index	33.73	15.78	14.56	33.73	108.03	289.48

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,240.20	$1.01		$1,000.00	$1,024.10	$0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2024 (continued)	iShares® S&P 500 Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. Growth stocks benefited from strong corporate earnings and the resilience of the U.S. economy in the face of higher interest rates.

The information technology sector was the largest contributor to the Index’s return for the reporting period amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained the most, as companies purchased specialized chips used to provide computing capacity for AI applications, which require significant processing power. Corporations seeking to use AI technologies invested significantly in this hardware, in some cases setting up separate budgetary allocations to expedite the increased investment. Consequently, industry revenues and earnings grew rapidly, driving strong equity performance. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further supporting stock prices.

The communication services sector also contributed significantly to the Index’s performance, led by the interactive media and services industry. Growth in online advertising drove large increases in both revenue and income, and led a prominent company in the industry to initiate a dividend payment while continuing stock buybacks. Cost cutting efforts and reduced headcount also boosted profitability. Implementation of AI tools into advertising services fueled analysts’ optimism about continued growth. Strong sales of cloud computing products further bolstered earnings, and a proposed deal between a large company in the industry and a smartphone manufacturer to license an AI product generated investor enthusiasm.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	47.4%
Consumer Discretionary	14.3
Communication Services	12.6
Health Care	7.3
Industrials	6.6
Financials	5.2
Consumer Staples	2.7
Energy	1.7
Materials	1.4
Other (each representing less than 1%)	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	13.0%
Apple Inc.	10.4
NVIDIA Corp.	9.3
Amazon.com, Inc.	6.9
Meta Platforms, Inc., Class A	4.4
Alphabet, Inc., Class A	3.7
Alphabet, Inc., Class C, NVS	3.1
Eli Lilly & Co.	2.6
Broadcom, Inc.	2.4
Tesla, Inc.	2.0

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® S&P 500 Value ETF

Investment Objective

The iShares S&P 500 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P 500 Value Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	25.36%	13.06%	10.44%	25.36%	84.74%	169.96%

Fund Market	25.35	13.06	10.43	25.35	84.74	169.77

Index	25.58	13.26	10.62	25.58	86.35	174.37

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,226.70	$1.00		$1,000.00	$1,024.10	$0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2024 (continued)	iShares® S&P 500 Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The financials sector was the strongest contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The financial services industry gained, as a large multi-sector holding company with investments in a broad array of companies benefited from rising equity prices and strength among insurance companies, where rising premiums and higher investment income bolstered profitability. Banks also advanced, as robust net interest income (the difference between the interest received from a bank’s assets and the interest paid on deposits) supported earnings. The Fed’s shift in monetary policy also benefited banks, raising investor hopes for increased loan activity and dealmaking as borrowing costs subside.

The information technology sector was another strong contributor to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. The software and services industry gained, driven by strength among systems software companies. Enthusiasm for generative AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform, a chatbot which grew its user base more rapidly than any other consumer application in history.

The industrials sector further contributed to the Index’s performance, supported by strong economic growth. The capital goods industry advanced notably, as a surge in manufacturing construction benefited makers of machinery, manufacturing equipment, building products, and tools.

As the U.S. economy continued to expand, consumer spending increased at a robust pace, driving substantial gains in the consumer discretionary sector. Higher online sales and new AI cloud services propelled gains in the broadline retail industry amid strong revenue and earnings growth.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	22.8%
Health Care	18.5
Industrials	11.4
Consumer Staples	9.9
Information Technology	8.2
Energy	6.7
Consumer Discretionary	5.6
Utilities	4.7
Communication Services	4.6
Real Estate	4.1
Materials	3.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Berkshire Hathaway, Inc., Class B	3.8%
JPMorgan Chase & Co.	2.9
Exxon Mobil Corp.	2.3
Johnson & Johnson	1.9
UnitedHealth Group, Inc.	1.4
Chevron Corp.	1.4
Bank of America Corp.	1.3
Walmart, Inc.	1.3
Home Depot, Inc. (The)	1.2
Procter & Gamble Co. (The)	1.2

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® S&P Small-Cap 600 Value ETF

Investment Objective

The iShares S&P Small-Cap 600 Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P SmallCap 600 Value Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	11.46%	8.53%	7.76%	11.46%	50.57%	111.07%

Fund Market	11.55	8.53	7.75	11.55	50.57	111.02

Index	11.64	8.76	7.96	11.64	52.17	115.13

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,158.90	$0.97		$1,000.00	$1,024.10	$0.91		0.18%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2024 (continued)	iShares® S&P Small-Cap 600 Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks advanced for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The consumer discretionary sector contributed the most to the Index’s return. As the U.S. economy continued to expand, consumers increased their spending at a robust pace, driving substantial gains in the sector. Despite rising interest rates and higher borrowing costs, spending remained resilient, as strong household balance sheets, higher wages, and elevated asset prices supported consumers. The specialty retail industry posted a strong advance, as new product lines targeted an expanded customer base, and a focus on online shopping helped drive e-commerce sales. Robust profit margins, strong holiday sales, and a new plan for higher profits also aided the industry. The household durables industry also gained, as homebuilders benefited from stabilizing interest rates, solid demand for starter homes, and faster build times.

The industrials sector was another significant contributor to the Index’s performance. Strong economic growth bolstered stocks in the sector, which is sensitive to overall conditions in the broader economy. This supportive backdrop led to investor confidence that demand would continue to expand, boosting earnings in the sector. A key measure of confidence among purchasing managers in manufacturing rose to its highest level in nearly two years, as output improved and suppliers’ delivery times shortened. The capital goods industry was the leading source of strength, as spending on factory construction increased following passage of federal legislation granting subsidies for certain types of production facilities. The surge in manufacturing construction benefited makers of building products, machinery, manufacturing equipment, and tools.

On the downside, the consumer staples sector detracted from the Index’s performance. Declining sales of baby and children’s products weighed on sales in the food products industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	24.3%
Industrials	16.6
Consumer Discretionary	13.3
Information Technology	10.0
Real Estate	9.9
Health Care	9.4
Materials	5.3
Consumer Staples	4.1
Energy	2.7
Utilities	2.5
Communication Services	1.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Alaska Air Group, Inc.	0.9%
Mr. Cooper Group, Inc.	0.9
Advance Auto Parts, Inc.	0.9
Academy Sports & Outdoors, Inc.	0.9
Lincoln National Corp.	0.9
Organon & Co.	0.8
Dycom Industries, Inc.	0.7
Air Lease Corp., Class A	0.7
DXC Technology Co.	0.7
MDC Holdings, Inc.	0.7

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments March 31, 2024	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.0%
Boeing Co. (The)(a)	223,044	$43,045,262
General Dynamics Corp.	88,314	24,947,822
General Electric Co.	423,373	74,314,663
Lockheed Martin Corp.	83,614	38,033,500
RTX Corp.	516,150	50,340,109

		230,681,356

Air Freight & Logistics — 0.6%
FedEx Corp.	89,215	25,849,154
United Parcel Service, Inc., Class B	281,353	41,817,497

		67,666,651

Automobiles — 2.0%
Ford Motor Co.	1,522,132	20,213,913
General Motors Co.	450,245	20,418,611
Tesla, Inc.(a)	1,077,855	189,476,130

		230,108,654

Banks — 4.1%
Bank of America Corp.	2,678,315	101,561,705
Citigroup, Inc.	740,273	46,814,864
JPMorgan Chase & Co.	1,124,632	225,263,790
U.S. BanCorp.	606,949	27,130,620
Wells Fargo & Co.	1,399,996	81,143,768

		481,914,747

Beverages — 1.6%
Coca-Cola Co. (The)	1,513,666	92,606,086
PepsiCo, Inc.	534,666	93,571,897

		186,177,983

Biotechnology — 1.9%
AbbVie, Inc.	686,811	125,068,283
Amgen, Inc.	208,068	59,157,894
Gilead Sciences, Inc.	484,706	35,504,714

		219,730,891

Broadline Retail — 5.5%
Amazon.com, Inc.(a)	3,555,900	641,413,242

Capital Markets — 1.7%
Bank of New York Mellon Corp. (The)	296,155	17,064,451
BlackRock, Inc.(b)	54,397	45,350,779
Charles Schwab Corp. (The)	579,747	41,938,898
Goldman Sachs Group, Inc. (The)	126,834	52,977,293
Morgan Stanley	487,297	45,883,886

		203,215,307

Chemicals — 0.9%
Dow, Inc.	273,405	15,838,352
Linde PLC	188,626	87,582,824

		103,421,176

Communications Equipment — 0.7%
Cisco Systems, Inc.	1,580,733	78,894,384

Consumer Finance — 0.6%
American Express Co.	222,460	50,651,917
Capital One Financial Corp.	148,120	22,053,587

		72,705,504

Consumer Staples Distribution & Retail — 2.2%
Costco Wholesale Corp.	172,614	126,462,195
Target Corp.	179,591	31,825,321
Walmart, Inc.	1,665,217	100,196,107

		258,483,623

Security	Shares	Value

Diversified Telecommunication Services — 1.0%
AT&T Inc.	2,781,423	$48,953,045
Verizon Communications, Inc.	1,635,504	68,625,748

		117,578,793

Electric Utilities — 0.9%
Duke Energy Corp.	299,928	29,006,037
NextEra Energy, Inc.	797,382	50,960,683
Southern Co. (The)	424,732	30,470,274

		110,436,994

Electrical Equipment — 0.2%
Emerson Electric Co.	222,402	25,224,835

Entertainment — 1.6%
Netflix, Inc.(a)	168,348	102,242,791
Walt Disney Co. (The)	713,562	87,311,446

		189,554,237

Financial Services — 5.6%
Berkshire Hathaway, Inc., Class B(a)(c)	707,782	297,636,487
Mastercard, Inc., Class A	320,944	154,557,002
PayPal Holdings, Inc.(a)	416,161	27,878,625
Visa, Inc., Class A	615,255	171,705,366

		651,777,480

Food Products — 0.4%
Kraft Heinz Co. (The)	310,565	11,459,849
Mondelez International, Inc., Class A	523,544	36,648,080

		48,107,929

Ground Transportation — 0.5%
Union Pacific Corp.	237,210	58,337,055

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	675,343	76,759,486
Medtronic PLC	516,901	45,047,922

		121,807,408

Health Care Providers & Services — 1.9%
CVS Health Corp.	489,332	39,029,120
UnitedHealth Group, Inc.	359,804	177,995,039

		217,024,159

Hotels, Restaurants & Leisure — 1.5%
Booking Holdings, Inc.	13,574	49,244,843
McDonald’s Corp.	282,164	79,556,140
Starbucks Corp.	440,311	40,240,022

		169,041,005

Household Products — 1.5%
Colgate-Palmolive Co.	320,844	28,892,002
Procter & Gamble Co. (The)	915,348	148,515,213

		177,407,215

Industrial Conglomerates — 0.6%
3M Co.	214,762	22,779,805
Honeywell International, Inc.	256,456	52,637,594

		75,417,399

Insurance — 0.3%
American International Group, Inc.	272,805	21,325,167
MetLife, Inc.	239,419	17,743,342

		39,068,509

Interactive Media & Services — 9.0%
Alphabet, Inc., Class A(a)	2,292,436	345,997,365
Alphabet, Inc., Class C, NVS(a)	1,919,287	292,230,639
Meta Platforms, Inc., Class A	855,840	415,578,787

		1,053,806,791

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 1.3%
Accenture PLC, Class A	243,907	$84,540,605
International Business Machines Corp.	355,949	67,972,021

		152,512,626

Life Sciences Tools & Services — 1.3%
Danaher Corp.	255,815	63,882,122
Thermo Fisher Scientific, Inc.	150,303	87,357,606

		151,239,728

Machinery — 1.0%
Caterpillar, Inc.	198,038	72,567,065
Deere & Co.	101,261	41,591,943

		114,159,008

Media — 0.7%
Charter Communications, Inc., Class A(a)	38,514	11,193,324
Comcast Corp., Class A	1,541,419	66,820,513

		78,013,837

Oil, Gas & Consumable Fuels — 2.9%
Chevron Corp.	674,719	106,430,175
ConocoPhillips	458,294	58,331,660
Exxon Mobil Corp.	1,544,758	179,562,670

		344,324,505

Pharmaceuticals — 5.3%
Bristol-Myers Squibb Co.	791,540	42,925,214
Eli Lilly & Co.	310,204	241,326,304
Johnson & Johnson	936,456	148,137,974
Merck & Co., Inc.	985,761	130,071,164
Pfizer, Inc.	2,196,513	60,953,236

		623,413,892

Retail REITs — 0.2%
Simon Property Group, Inc.	126,603	19,812,103

Semiconductors & Semiconductor Equipment — 12.1%
Advanced Micro Devices, Inc.(a)	628,558	113,448,434
Broadcom, Inc.	171,185	226,890,311
Intel Corp.	1,644,736	72,647,989
NVIDIA Corp.	960,854	868,189,240
QUALCOMM, Inc.	434,137	73,499,394
Texas Instruments, Inc.	353,723	61,622,084

		1,416,297,452

Software — 13.4%
Adobe, Inc.(a)	175,833	88,725,332
Intuit, Inc.	108,899	70,784,350
Microsoft Corp.	2,890,514	1,216,097,050
Oracle Corp.	620,229	77,906,965
Salesforce, Inc.	376,563	113,413,244

		1,566,926,941

Security	Shares	Value

Specialized REITs — 0.3%
American Tower Corp.	181,630	$35,888,272

Specialty Retail — 1.8%
Home Depot, Inc. (The)	387,166	148,516,878
Lowe’s Cos., Inc.	223,724	56,989,214

		205,506,092

Technology Hardware, Storage & Peripherals — 8.3%
Apple Inc.	5,646,626	968,283,427

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	473,513	44,500,752

Tobacco — 0.7%
Altria Group, Inc.	685,184	29,887,726
Philip Morris International, Inc.	603,922	55,331,334

		85,219,060

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.	202,953	33,125,989

Total Long-Term Investments — 99.8% (Cost: $9,010,382,735)		11,668,227,011

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(b)(d)(e)	85,026	85,068
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(b)(d)	16,278,938	16,278,938

Total Short-Term Securities — 0.1% (Cost: $16,363,998)		16,364,006

Total Investments — 99.9% (Cost: $9,026,746,733)		11,684,591,017
Other Assets Less Liabilities — 0.1%		7,275,351

Net Assets — 100.0%		$11,691,866,368

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2024	iShares® S&P 100 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$73,563	(a)	$—	$11,497	$8	$85,068	85,026	$29,248	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,929,868	1,349,070	(a)	—	—	—	16,278,938	16,278,938	1,192,103		—
BlackRock, Inc.	33,178,984	15,649,425		(14,378,370)	3,534,087	7,366,653	45,350,779	54,397	1,107,933		—

					$3,545,584	$7,366,661	$61,714,785		$2,329,284		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	90	06/21/24	$23,888	$440,919

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$440,919	$—	$—	$—	$440,919

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$6,605,051	$—	$—	$—	$6,605,051

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(572,239)	$—	$—	$—	$(572,239)

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P 100 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — long	$25,025,034

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$11,668,227,011	$—	$—	$11,668,227,011
Short-Term Securities
Money Market Funds	16,364,006	—	—	16,364,006

	$11,684,591,017	$—	$—	$11,684,591,017

Derivative Financial Instruments(a)
Assets
Equity Contracts	$440,919	$—	$—	$440,919

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments March 31, 2024	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Axon Enterprise, Inc.(a)	128,704	$40,268,907
Boeing Co. (The)(a)	463,394	89,430,408
General Electric Co.	859,454	150,859,961
Howmet Aerospace, Inc.	417,902	28,597,034
TransDigm Group, Inc.	102,000	125,623,200

		434,779,510

Air Freight & Logistics — 0.0%
Expeditors International of Washington, Inc.	99,979	12,154,447

Automobiles — 2.0%
Tesla, Inc.(a)	5,088,884	894,574,918

Beverages — 0.9%
Coca-Cola Co. (The)	2,790,826	170,742,735
Monster Beverage Corp.(a)	812,730	48,178,634
PepsiCo, Inc.	908,764	159,042,788

		377,964,157

Biotechnology — 1.0%
AbbVie, Inc.	1,199,822	218,487,586
Regeneron Pharmaceuticals, Inc.(a)	116,384	112,018,436
Vertex Pharmaceuticals, Inc.(a)	303,350	126,803,334

		457,309,356

Broadline Retail — 6.9%
Amazon.com, Inc.(a)	16,788,086	3,028,234,953
Etsy, Inc.(a)	96,872	6,657,044

		3,034,891,997

Building Products — 0.5%
A. O. Smith Corp.	142,762	12,771,488
Allegion PLC	61,523	8,287,763
Builders FirstSource, Inc.(a)	226,283	47,191,320
Carrier Global Corp.	738,334	42,919,355
Masco Corp.	217,993	17,195,288
Trane Technologies PLC	288,473	86,599,595

		214,964,809

Capital Markets — 1.1%
Ameriprise Financial, Inc.	97,457	42,729,047
Blackstone, Inc., Class A, NVS	951,254	124,966,238
Cboe Global Markets, Inc.	124,495	22,873,440
CME Group, Inc., Class A	237,866	51,210,171
FactSet Research Systems, Inc.	32,796	14,902,174
Moody’s Corp.	135,714	53,339,673
MSCI, Inc., Class A	83,046	46,543,131
S&P Global, Inc.	259,685	110,482,983

		467,046,857

Chemicals — 0.9%
Celanese Corp., Class A	184,687	31,740,308
CF Industries Holdings, Inc.	189,925	15,803,659
Ecolab, Inc.	237,535	54,846,832
Linde PLC	462,862	214,916,084
Sherwin-Williams Co. (The)	216,325	75,136,162

		392,443,045

Commercial Services & Supplies — 0.6%
Cintas Corp.	87,108	59,845,809
Copart, Inc.(a)	1,604,316	92,921,983
Republic Services, Inc.	213,157	40,806,776
Rollins, Inc.	222,191	10,280,778
Waste Management, Inc.	315,962	67,347,300

		271,202,646

Security	Shares	Value

Communications Equipment — 0.4%
Arista Networks, Inc.(a)	462,600	$134,144,748
Motorola Solutions, Inc.	176,698	62,724,256

		196,869,004

Construction & Engineering — 0.1%
Quanta Services, Inc.	184,036	47,812,553

Construction Materials — 0.2%
Martin Marietta Materials, Inc.(b)	74,610	45,806,063
Vulcan Materials Co.	156,574	42,732,176

		88,538,239

Consumer Finance — 0.4%
American Express Co.	735,120	167,379,473
Discover Financial Services	248,851	32,621,877

		200,001,350

Consumer Staples Distribution & Retail — 0.6%
Costco Wholesale Corp.	342,185	250,694,997

Distributors — 0.0%
Pool Corp.	40,682	16,415,187

Electric Utilities — 0.1%
Constellation Energy Corp.	264,528	48,898,001

Electrical Equipment — 0.5%
AMETEK, Inc.	202,503	37,037,799
Eaton Corp. PLC	454,244	142,033,014
Generac Holdings, Inc.(a)(b)	69,272	8,737,970
Hubbell, Inc.	45,225	18,770,636
Rockwell Automation, Inc.	101,575	29,591,845

		236,171,264

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp., Class A	615,102	70,952,016
CDW Corp.	103,688	26,521,317
Jabil, Inc.	127,153	17,032,144
TE Connectivity Ltd.	221,611	32,186,781

		146,692,258

Entertainment — 1.3%
Electronic Arts, Inc	196,650	26,089,555
Live Nation Entertainment, Inc.(a)	261,348	27,642,778
Netflix, Inc.(a)	794,806	482,709,528
Take-Two Interactive Software, Inc.(a)	145,706	21,635,884

		558,077,745

Financial Services — 2.7%
Corpay, Inc.(a)(b)	132,507	40,883,710
Fiserv, Inc.(a)	573,259	91,618,253
Mastercard, Inc., Class A	1,090,903	525,346,158
Visa, Inc., Class A	1,917,057	535,012,267

		1,192,860,388

Food Products — 0.3%
Hershey Co. (The)	104,889	20,400,910
Lamb Weston Holdings, Inc.	174,335	18,571,908
Mondelez International, Inc., Class A	1,038,559	72,699,130

		111,671,948

Ground Transportation — 1.3%
CSX Corp.	1,813,459	67,224,925
Old Dominion Freight Line, Inc.	329,814	72,331,508
Uber Technologies, Inc.(a)	3,779,366	290,973,389
Union Pacific Corp.	503,653	123,863,382

		554,393,204

Health Care Equipment & Supplies — 1.4%
Align Technology, Inc.(a)	72,220	23,682,382

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corp.(a)	1,478,638	$101,271,917
Cooper Cos., Inc. (The)	152,976	15,520,945
Dexcom, Inc.(a)	432,171	59,942,118
Edwards Lifesciences Corp.(a)	411,423	39,315,582
IDEXX Laboratories, Inc.(a)	85,219	46,012,295
Insulet Corp.(a)	49,078	8,411,969
Intuitive Surgical, Inc.(a)(b)	427,371	170,559,492
STERIS PLC	102,069	22,947,153
Stryker Corp.	397,952	142,415,082

		630,078,935

Health Care Providers & Services — 0.9%
DaVita, Inc.(a)	54,434	7,514,614
HCA Healthcare, Inc	174,555	58,219,329
Molina Healthcare, Inc.(a)	62,826	25,810,805
UnitedHealth Group, Inc.	645,577	319,366,942

		410,911,690

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	779,894	16,128,208

Hotels, Restaurants & Leisure — 2.7%
Airbnb, Inc., Class A(a)(b)	398,847	65,793,801
Booking Holdings, Inc.	63,992	232,155,297
Caesars Entertainment, Inc.(a)	230,424	10,078,746
Carnival Corp.(a)(b)	1,317,574	21,529,159
Chipotle Mexican Grill, Inc.(a)(b)	50,405	146,515,742
Darden Restaurants, Inc.	114,064	19,065,798
Domino’s Pizza, Inc.	25,414	12,627,708
Expedia Group, Inc.(a)(b)	240,171	33,083,555
Hilton Worldwide Holdings, Inc.	463,051	98,773,409
Las Vegas Sands Corp.	414,977	21,454,311
Marriott International, Inc., Class A	452,840	114,256,060
McDonald’s Corp.	586,749	165,433,881
MGM Resorts International(a)	342,436	16,166,404
Norwegian Cruise Line Holdings Ltd.(a)(b)	783,640	16,401,585
Royal Caribbean Cruises Ltd.(a)	432,224	60,083,458
Starbucks Corp.	1,226,770	112,114,510
Wynn Resorts Ltd.	174,933	17,883,401
Yum! Brands, Inc.	237,625	32,946,706

		1,196,363,531

Household Durables — 0.6%
DR Horton, Inc.	548,368	90,233,955
Garmin Ltd.	152,519	22,705,504
Lennar Corp., Class A	254,133	43,705,793
NVR, Inc.(a)	5,972	48,372,961
PulteGroup, Inc.	389,505	46,982,093

		252,000,306

Household Products — 0.8%
Church & Dwight Co., Inc.	208,778	21,777,633
Colgate-Palmolive Co.	588,550	52,998,928
Procter & Gamble Co. (The)	1,685,369	273,451,120

		348,227,681

Insurance — 0.9%
Aon PLC, Class A	187,451	62,556,148
Arch Capital Group Ltd.(a)	681,352	62,984,179
Arthur J. Gallagher & Co.	201,687	50,429,817
Brown & Brown, Inc.	339,088	29,683,764
Marsh & McLennan Cos., Inc.	469,892	96,788,354
Progressive Corp. (The)	536,955	111,053,033

		413,495,295

Security	Shares	Value

Interactive Media & Services — 11.3%
Alphabet, Inc., Class A(a)	10,823,097	$1,633,530,030
Alphabet, Inc., Class C, NVS(a)	9,061,485	1,379,701,706
Meta Platforms, Inc., Class A	4,040,520	1,961,995,702

		4,975,227,438

IT Services — 0.7%
Accenture PLC, Class A	621,719	215,494,023
Akamai Technologies, Inc.(a)	131,353	14,285,952
EPAM Systems, Inc.(a)	42,471	11,728,791
Gartner, Inc.(a)	143,186	68,252,471
VeriSign, Inc.(a)	77,592	14,704,460

		324,465,697

Life Sciences Tools & Services — 0.6%
IQVIA Holdings, Inc.(a)	127,229	32,174,942
Mettler-Toledo International, Inc.(a)	14,896	19,830,896
Thermo Fisher Scientific, Inc.	269,703	156,754,080
Waters Corp.(a)	40,387	13,902,417
West Pharmaceutical Services, Inc.	135,701	53,698,243

		276,360,578

Machinery — 1.7%
Caterpillar, Inc.	542,326	198,724,516
Deere & Co.	272,577	111,958,277
Fortive Corp.(b)	644,604	55,448,836
Illinois Tool Works, Inc.	229,726	61,642,378
Ingersoll Rand, Inc.	573,781	54,480,506
Otis Worldwide Corp.	290,471	28,835,056
PACCAR, Inc.	701,079	86,856,677
Parker-Hannifin Corp.	184,052	102,294,261
Pentair PLC	212,890	18,189,322
Snap-on, Inc.	43,633	12,924,967

		731,354,796

Media — 0.1%
Charter Communications, Inc., Class A(a)(b)	83,435	24,248,714

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	1,315,617	61,860,311
Nucor Corp.	283,951	56,193,903
Steel Dynamics, Inc.	176,582	26,174,750

		144,228,964

Oil, Gas & Consumable Fuels — 1.7%
APA Corp.	663,261	22,802,913
ConocoPhillips	1,493,011	190,030,440
Coterra Energy, Inc.	914,138	25,486,167
Diamondback Energy, Inc.	328,057	65,011,056
EOG Resources, Inc.	706,965	90,378,406
Hess Corp.	505,466	77,154,330
Marathon Oil Corp.	571,556	16,197,897
Marathon Petroleum Corp.	371,835	74,924,752
ONEOK, Inc.	661,946	53,068,211
Pioneer Natural Resources Co.	213,647	56,082,338
Targa Resources Corp.	410,532	45,975,479
Williams Cos., Inc. (The)	874,141	34,065,275

		751,177,264

Passenger Airlines — 0.1%
Delta Air Lines, Inc.	658,609	31,527,613

Pharmaceuticals — 3.3%
Eli Lilly & Co.	1,464,527	1,139,343,425
Merck & Co., Inc.	1,863,057	245,830,371
Zoetis, Inc., Class A	463,501	78,429,004

		1,463,602,800

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 0.5%
Automatic Data Processing, Inc.	294,450	$73,535,943
Broadridge Financial Solutions, Inc.	123,634	25,327,661
Dayforce, Inc.(a)(b)	157,946	10,457,605
Equifax, Inc.	88,223	23,601,417
Paychex, Inc.	235,145	28,875,806
Paycom Software, Inc.	37,961	7,554,619
Verisk Analytics, Inc.	146,046	34,427,423

		203,780,474

Real Estate Management & Development — 0.1%
CoStar Group, Inc.(a)(b)	323,478	31,247,975

Retail REITs — 0.1%
Simon Property Group, Inc.	222,172	34,767,696

Semiconductors & Semiconductor Equipment — 16.0%
Advanced Micro Devices, Inc.(a)	2,967,609	535,623,748
Analog Devices, Inc.	537,200	106,252,788
Applied Materials, Inc.	1,528,135	315,147,281
Broadcom, Inc.	808,133	1,071,107,560
Enphase Energy, Inc.(a)	93,124	11,266,142
KLA Corp.	248,430	173,545,745
Lam Research Corp.	240,778	233,932,681
Microchip Technology, Inc.	585,639	52,537,675
Monolithic Power Systems, Inc.	87,660	59,382,637
NVIDIA Corp.	4,536,452	4,098,956,569
NXP Semiconductors NV	355,904	88,182,334
ON Semiconductor Corp.(a)(b)	345,321	25,398,360
QUALCOMM, Inc.	1,064,353	180,194,963
Texas Instruments, Inc.	617,092	107,503,597

		7,059,032,080

Software — 19.2%
Adobe, Inc.(a)	830,053	418,844,744
ANSYS, Inc.(a)	91,300	31,695,708
Autodesk, Inc.(a)	204,555	53,270,213
Cadence Design Systems, Inc.(a)	499,721	155,553,153
Fair Isaac Corp.(a)	45,557	56,928,483
Fortinet, Inc.(a)	1,170,245	79,939,436
Intuit, Inc.	514,092	334,159,800
Microsoft Corp.	13,646,750	5,741,460,660
Oracle Corp.	2,928,227	367,814,593
Palo Alto Networks, Inc.(a)(b)	578,991	164,508,713
PTC, Inc.(a)	131,604	24,865,260
Roper Technologies, Inc.	84,180	47,211,511
Salesforce, Inc.	1,777,828	535,446,237
ServiceNow, Inc.(a)	376,799	287,271,558
Synopsys, Inc.(a)	279,875	159,948,562
Tyler Technologies, Inc.(a)	77,247	32,830,747

		8,491,749,378

Specialized REITs — 0.5%
American Tower Corp.	351,128	69,379,381
Digital Realty Trust, Inc.	228,790	32,954,912
Equinix, Inc.	81,099	66,933,438
Iron Mountain, Inc.	274,146	21,989,251
Public Storage	121,921	35,364,405
SBA Communications Corp., Class A	79,736	17,278,791

		243,900,178

Security	Shares	Value

Specialty Retail — 1.6%
AutoZone, Inc.(a)	21,891	$68,992,770
Home Depot, Inc. (The)	676,400	259,467,040
O’Reilly Automotive, Inc.(a)(b)	79,301	89,521,313
Ross Stores, Inc.	618,291	90,740,387
TJX Cos., Inc. (The)	1,360,511	137,983,026
Tractor Supply Co.	83,639	21,889,999
Ulta Beauty, Inc.(a)	58,953	30,825,345

		699,419,880

Technology Hardware, Storage & Peripherals — 10.6%
Apple Inc.	26,658,871	4,571,463,199
NetApp, Inc.	139,915	14,686,878
Seagate Technology Holdings PLC	146,884	13,667,556
Super Micro Computer, Inc.(a)(b)	92,482	93,409,594

		4,693,227,227

Textiles, Apparel & Luxury Goods — 0.5%
Deckers Outdoor Corp.(a)	47,258	44,482,065
Lululemon Athletica, Inc.(a)	210,864	82,374,022
NIKE, Inc., Class B	961,307	90,343,632
Ralph Lauren Corp., Class A	39,269	7,373,147

		224,572,866

Tobacco — 0.2%
Philip Morris International, Inc.	1,054,899	96,649,846

Trading Companies & Distributors — 0.4%
Fastenal Co.	522,951	40,340,440
United Rentals, Inc.	123,452	89,022,472
WW Grainger, Inc.	60,891	61,944,414

		191,307,326

Total Long-Term Investments — 99.9% (Cost: $29,808,000,381)		44,165,482,316

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	212,540,153	212,646,423
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	24,073,535	24,073,535

Total Short-Term Securities — 0.6% (Cost: $236,671,714)		236,719,958

Total Investments — 100.5% (Cost: $30,044,672,095)		44,402,202,274
Liabilities in Excess of Other Assets — (0.5)%		(204,030,964)

Net Assets — 100.0%		$44,198,171,310

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$237,690,559	$—	$(25,101,896)	(a)	$34,238	$23,522	$212,646,423	212,540,153	$1,351,877	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	41,154,407	—	(17,080,872)(a)		—	—	24,073,535	24,073,535	2,580,237		—

					$34,238	$23,522	$236,719,958		$3,932,114		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 1000 Growth E-Mini Index	161	06/21/24	$27,660	$187,854

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$187,854	$—	$—	$—	$187,854

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$16,026,567	$—	$—	$—	$16,026,567

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,353,438)	$—	$—	$—	$(2,353,438)

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$52,779,950

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$44,165,482,316	$—	$—	$44,165,482,316
Short-Term Securities
Money Market Funds	236,719,958	—	—	236,719,958

	$44,402,202,274	$—	$—	$44,402,202,274

Derivative Financial Instruments(a)
Assets
Equity Contracts	$187,854	$—	$—	$187,854

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
Boeing Co. (The)(a)	539,413	$104,101,315
General Dynamics Corp.	381,307	107,715,414
General Electric Co.	1,041,876	182,880,494
Howmet Aerospace, Inc.	274,639	18,793,547
Huntington Ingalls Industries, Inc.	66,363	19,342,824
L3Harris Technologies, Inc.	318,334	67,836,975
Lockheed Martin Corp.	361,194	164,296,315
Northrop Grumman Corp.	236,866	113,378,279
RTX Corp.	2,228,402	217,336,047
Textron, Inc.	330,019	31,658,723

		1,027,339,933

Air Freight & Logistics — 1.0%
CH Robinson Worldwide, Inc.	194,972	14,845,168
Expeditors International of Washington, Inc.	154,530	18,786,212
FedEx Corp.	386,122	111,874,988
United Parcel Service, Inc., Class B	1,214,709	180,542,199

		326,048,567

Automobile Components — 0.1%
Aptiv PLC(a)	468,039	37,279,306
BorgWarner, Inc.	385,923	13,406,965

		50,686,271

Automobiles — 0.5%
Ford Motor Co.	6,554,705	87,046,482
General Motors Co.	1,938,864	87,927,483

		174,973,965

Banks — 7.4%
Bank of America Corp.	11,563,240	438,478,061
Citigroup, Inc.	3,196,249	202,130,787
Citizens Financial Group, Inc.	780,259	28,315,599
Comerica, Inc.	220,392	12,119,356
Fifth Third Bancorp	1,143,950	42,566,379
Huntington Bancshares, Inc.	2,435,089	33,969,492
JPMorgan Chase & Co.	4,855,433	972,543,230
KeyCorp	1,578,692	24,959,121
M&T Bank Corp.	278,826	40,552,453
PNC Financial Services Group, Inc. (The)	668,489	108,027,822
Regions Financial Corp.	1,551,861	32,651,155
Truist Financial Corp.	2,240,016	87,315,824
U.S. Bancorp	2,614,994	116,890,232
Wells Fargo & Co.	6,044,275	350,326,179

		2,490,845,690

Beverages — 2.1%
Brown-Forman Corp., Class B, NVS	302,152	15,597,086
Coca-Cola Co. (The)	3,986,376	243,886,484
Constellation Brands, Inc., Class A	270,163	73,419,497
Keurig Dr. Pepper, Inc.	1,749,185	53,647,504
Molson Coors Beverage Co., Class B	309,706	20,827,729
Monster Beverage Corp.(a)	497,653	29,500,870
PepsiCo, Inc.	1,477,343	258,549,798

		695,428,968

Biotechnology — 3.0%
AbbVie, Inc.	1,868,086	340,178,461
Amgen, Inc.	898,530	255,470,050
Biogen, Inc.(a)(b)	243,823	52,575,553
Gilead Sciences, Inc.	2,092,651	153,286,686
Incyte Corp.(a)	310,820	17,707,415
Moderna, Inc.(a)(b)	556,346	59,284,230

Security	Shares	Value

Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(a)	70,972	$68,309,840
Vertex Pharmaceuticals, Inc.(a)	156,051	65,230,878

		1,012,043,113

Broadline Retail — 0.2%
eBay, Inc.	871,662	46,006,321
Etsy, Inc.(a)	113,317	7,787,144

		53,793,465

Building Products — 0.5%
A. O. Smith Corp.	75,942	6,793,771
Allegion PLC	90,881	12,242,580
Carrier Global Corp.	729,419	42,401,127
Johnson Controls International PLC	1,144,570	74,763,312
Masco Corp.	169,787	13,392,799
Trane Technologies PLC	118,476	35,566,495

		185,160,084

Capital Markets — 4.9%
Ameriprise Financial, Inc.	79,094	34,677,973
Bank of New York Mellon Corp. (The)	1,275,317	73,483,765
BlackRock, Inc.(c)	234,853	195,796,946
Blackstone, Inc., Class A, NVS	338,090	44,414,883
Cboe Global Markets, Inc.	63,704	11,704,346
Charles Schwab Corp. (The)	2,499,447	180,809,996
CME Group, Inc., Class A	386,947	83,305,820
FactSet Research Systems, Inc.	33,950	15,426,540
Franklin Resources, Inc.	506,196	14,229,170
Goldman Sachs Group, Inc. (The)	547,701	228,769,231
Intercontinental Exchange, Inc.	961,704	132,166,981
Invesco Ltd.	751,339	12,464,714
MarketAxess Holdings, Inc.	63,565	13,936,626
Moody’s Corp.	140,089	55,059,180
Morgan Stanley	2,104,054	198,117,725
MSCI, Inc., Class A	57,003	31,947,331
Nasdaq, Inc.	638,122	40,265,498
Northern Trust Corp.	344,515	30,634,274
Raymond James Financial, Inc.	315,823	40,557,990
S&P Global, Inc.	302,187	128,565,459
State Street Corp.	506,489	39,161,729
T Rowe Price Group, Inc.	375,878	45,827,046

		1,651,323,223

Chemicals — 2.4%
Air Products & Chemicals, Inc.	373,355	90,452,716
Albemarle Corp.	197,681	26,042,495
CF Industries Holdings, Inc.	147,041	12,235,282
Corteva, Inc.	1,178,643	67,972,342
Dow, Inc.	1,179,497	68,328,261
DuPont de Nemours, Inc.	722,368	55,383,954
Eastman Chemical Co.	196,075	19,650,636
Ecolab, Inc.	208,844	48,222,080
FMC Corp.	208,638	13,290,241
International Flavors & Fragrances, Inc.	429,282	36,913,959
Linde PLC	390,900	181,502,688
LyondellBasell Industries NV, Class A	429,687	43,948,386
Mosaic Co. (The)	546,320	17,733,547
PPG Industries, Inc.	396,024	57,383,878
Sherwin-Williams Co. (The)	197,751	68,684,855

		807,745,320

Commercial Services & Supplies — 0.6%
Cintas Corp.	65,115	44,735,958
Republic Services, Inc.	148,211	28,373,514
Rollins, Inc.	267,428	12,373,893

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Veralto Corp.	369,230	$32,735,932
Waste Management, Inc.	326,258	69,541,893

		187,761,190

Communications Equipment — 1.2%
Cisco Systems, Inc.	6,824,590	340,615,287
F5, Inc.(a)	98,768	18,725,425
Juniper Networks, Inc.	542,910	20,120,244
Motorola Solutions, Inc.	117,014	41,537,630

		420,998,586

Construction & Engineering — 0.1%
Quanta Services, Inc.	75,364	19,579,567

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	35,249	21,640,771
Vulcan Materials Co.	80,643	22,009,088

		43,649,859

Consumer Finance — 0.6%
American Express Co.	288,128	65,603,864
Capital One Financial Corp.	638,882	95,123,141
Discover Financial Services	193,805	25,405,897
Synchrony Financial	681,413	29,382,529

		215,515,431

Consumer Staples Distribution & Retail — 3.4%
Costco Wholesale Corp.	432,237	316,669,793
Dollar General Corp.	368,647	57,531,051
Dollar Tree, Inc.(a)	347,621	46,285,736
Kroger Co. (The)	1,111,605	63,505,994
Sysco Corp.	836,105	67,875,004
Target Corp.	775,361	137,401,723
Walgreens Boots Alliance, Inc.	1,207,442	26,189,417
Walmart, Inc.	7,189,333	432,582,166

		1,148,040,884

Containers & Packaging — 0.5%
Amcor PLC	2,438,174	23,187,035
Avery Dennison Corp.	135,541	30,259,528
Ball Corp.	530,080	35,706,189
International Paper Co.	578,654	22,579,079
Packaging Corp. of America	149,399	28,352,942
Westrock Co.	433,386	21,430,938

		161,515,711

Distributors — 0.2%
Genuine Parts Co.	235,672	36,512,663
LKQ Corp.	451,119	24,094,266
Pool Corp.	27,939	11,273,386

		71,880,315

Diversified Telecommunication Services — 1.5%
AT&T Inc.	12,008,390	211,347,664
Verizon Communications, Inc.	7,061,059	296,282,036

		507,629,700

Electric Utilities — 3.1%
Alliant Energy Corp.	430,561	21,700,274
American Electric Power Co., Inc.	883,207	76,044,123
Constellation Energy Corp.	295,020	54,534,447
Duke Energy Corp.	1,294,890	125,228,812
Edison International	644,030	45,552,242
Entergy Corp.	355,506	37,569,874
Evergy, Inc.	387,815	20,701,565
Eversource Energy	587,366	35,106,866
Exelon Corp.	1,671,832	62,810,728

Security	Shares	Value

Electric Utilities (continued)
FirstEnergy Corp.	868,430	$33,538,766
NextEra Energy, Inc.	3,445,834	220,223,251
NRG Energy, Inc.	377,843	25,576,193
PG&E Corp.	3,578,773	59,980,235
Pinnacle West Capital Corp.	189,349	14,150,051
PPL Corp.	1,239,532	34,124,316
Southern Co. (The)	1,831,688	131,405,297
Xcel Energy, Inc.	926,773	49,814,049

		1,048,061,089

Electrical Equipment — 0.8%
AMETEK, Inc.	201,311	36,819,782
Eaton Corp. PLC	254,836	79,682,120
Emerson Electric Co.	960,167	108,902,141
Generac Holdings, Inc.(a)	40,002	5,045,852
Hubbell, Inc.	48,881	20,288,059
Rockwell Automation, Inc.	99,835	29,084,931

		279,822,885

Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp., Class A(b)	443,278	51,132,117
CDW Corp.	130,813	33,459,349
Corning, Inc.	1,289,615	42,505,710
Jabil, Inc.(b)	98,256	13,161,391
Keysight Technologies, Inc.(a)	293,252	45,858,748
TE Connectivity Ltd.	316,362	45,948,417
Teledyne Technologies, Inc.(a)	79,104	33,960,929
Trimble, Inc.(a)(b)	418,974	26,965,167
Zebra Technologies Corp., Class A(a)	85,938	25,905,151

		318,896,979

Energy Equipment & Services — 0.7%
Baker Hughes Co., Class A	1,680,977	56,312,730
Halliburton Co.	1,494,929	58,930,101
Schlumberger NV	2,397,305	131,396,287

		246,639,118

Entertainment — 1.4%
Electronic Arts, Inc.	228,820	30,357,549
Take-Two Interactive Software, Inc.(a)(b)	133,728	19,857,271
Walt Disney Co. (The)(b)	3,080,704	376,954,941
Warner Bros Discovery, Inc., Class A(a)(b)	3,727,535	32,541,381

		459,711,142

Financial Services — 6.2%
Berkshire Hathaway, Inc., Class B(a)	3,055,747	1,285,002,728
Fidelity National Information Services, Inc.	995,075	73,814,663
Fiserv, Inc.(a)	483,847	77,328,428
Global Payments, Inc.	436,970	58,405,410
Jack Henry & Associates, Inc.	123,020	21,372,265
Mastercard, Inc., Class A	387,979	186,839,047
PayPal Holdings, Inc.(a)(b)	1,799,989	120,581,263
Visa, Inc., Class A	903,132	252,046,079

		2,075,389,883

Food Products — 1.5%
Archer-Daniels-Midland Co.	895,811	56,265,889
Bunge Global SA	244,862	25,103,252
Campbell Soup Co.	328,433	14,598,847
Conagra Brands, Inc.	805,812	23,884,268
General Mills, Inc.	953,768	66,735,147
Hershey Co. (The)	156,334	30,406,963
Hormel Foods Corp.	484,071	16,889,237
J M Smucker Co. (The)	177,377	22,326,443
Kellanova	444,389	25,459,046
Kraft Heinz Co. (The)	1,338,928	49,406,443

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Lamb Weston Holdings, Inc.	82,447	$8,783,079
McCormick & Co., Inc., NVS	423,326	32,515,670
Mondelez International, Inc., Class A	1,311,615	91,813,050
Tyson Foods, Inc., Class A	480,896	28,243,022

		492,430,356

Gas Utilities — 0.1%
Atmos Energy Corp.	252,669	30,034,764

Ground Transportation — 1.0%
CSX Corp.	1,662,383	61,624,538
JB Hunt Transport Services, Inc.	137,312	27,359,416
Norfolk Southern Corp.	379,370	96,690,032
Union Pacific Corp.	563,267	138,524,253

		324,198,239

Health Care Equipment & Supplies — 3.9%
Abbott Laboratories	2,915,705	331,399,030
Align Technology, Inc.(a)	53,641	17,589,957
Baxter International, Inc.	852,735	36,445,894
Becton Dickinson & Co.	485,211	120,065,462
Boston Scientific Corp.(a)	1,107,194	75,831,717
Cooper Cos., Inc. (The)	193,610	19,643,671
DENTSPLY SIRONA, Inc.	354,070	11,751,583
Dexcom, Inc.(a)	251,959	34,946,713
Edwards Lifesciences Corp.(a)	641,724	61,323,146
GE HealthCare Technologies, Inc.	711,231	64,658,010
Hologic, Inc.(a)	393,268	30,659,173
IDEXX Laboratories, Inc.(a)	61,511	33,211,634
Insulet Corp.(a)	72,309	12,393,763
Intuitive Surgical, Inc.(a)(b)	201,188	80,292,119
Medtronic PLC	2,233,149	194,618,935
ResMed, Inc.	247,038	48,920,935
STERIS PLC	73,458	16,514,828
Stryker Corp.	204,449	73,166,164
Teleflex, Inc.	78,642	17,786,461
Zimmer Biomet Holdings, Inc.	350,985	46,323,000

		1,327,542,195

Health Care Providers & Services — 4.7%
Cardinal Health, Inc.	408,453	45,705,891
Cencora, Inc.	278,078	67,570,173
Centene Corp.(a)	898,534	70,516,948
Cigna Group (The)	491,261	178,421,083
CVS Health Corp.	2,113,563	168,577,785
DaVita, Inc.(a)	40,412	5,578,877
Elevance Health, Inc.	394,615	204,623,662
HCA Healthcare, Inc.	172,981	57,694,353
Henry Schein, Inc.(a)(b)	218,052	16,467,287
Humana, Inc.	205,274	71,172,601
Laboratory Corp. of America Holdings	142,706	31,175,553
McKesson Corp.	220,698	118,481,721
Molina Healthcare, Inc.(a)	39,921	16,400,744
Quest Diagnostics, Inc.	186,424	24,814,899
UnitedHealth Group, Inc.	963,113	476,452,001
Universal Health Services, Inc., Class B	101,971	18,605,629

		1,572,259,207

Health Care REITs — 0.4%
Healthpeak Properties, Inc.	1,187,682	22,269,038
Ventas, Inc.	677,143	29,482,806
Welltower, Inc.	929,552	86,857,339

		138,609,183

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	471,805	9,756,927

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.3%
Airbnb, Inc., Class A(a)(b)	365,759	$60,335,605
Caesars Entertainment, Inc.(a)	151,455	6,624,642
Carnival Corp.(a)	488,227	7,977,629
Darden Restaurants, Inc.	96,650	16,155,047
Domino’s Pizza, Inc.	35,125	17,452,910
Las Vegas Sands Corp.	240,610	12,439,537
McDonald’s Corp.	682,198	192,345,726
MGM Resorts International(a)(b)	145,934	6,889,544
Starbucks Corp.	779,626	71,250,020
Yum! Brands, Inc.	254,461	35,281,018

		426,751,678

Household Durables — 0.2%
Garmin Ltd.	117,872	17,547,605
Lennar Corp., Class A	182,648	31,411,803
Mohawk Industries, Inc.(a)(b)	88,126	11,534,812

		60,494,220

Household Products — 1.8%
Church & Dwight Co., Inc.	224,480	23,415,509
Clorox Co. (The)	208,378	31,904,756
Colgate-Palmolive Co.	843,540	75,960,777
Kimberly-Clark Corp.	565,250	73,115,087
Procter & Gamble Co. (The)	2,410,649	391,127,800

		595,523,929

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	1,119,072	20,064,961

Industrial Conglomerates — 1.0%
3M Co.	928,257	98,460,220
Honeywell International, Inc.	1,107,209	227,254,647

		325,714,867

Industrial REITs — 0.6%
Prologis, Inc.	1,551,807	202,076,308

Insurance — 3.6%
Aflac, Inc.	884,113	75,909,942
Allstate Corp. (The)	440,870	76,274,919
American International Group, Inc.	1,179,073	92,168,136
Aon PLC, Class A	164,529	54,906,618
Arthur J. Gallagher & Co.	178,380	44,602,135
Assurant, Inc.	86,710	16,322,290
Brown & Brown, Inc.	86,833	7,601,361
Chubb Ltd.	680,649	176,376,575
Cincinnati Financial Corp.	264,294	32,817,386
Everest Group Ltd.	73,039	29,033,003
Globe Life, Inc.	143,301	16,675,937
Hartford Financial Services Group, Inc. (The)	501,332	51,662,263
Loews Corp.	306,016	23,957,993
Marsh & McLennan Cos., Inc.	396,628	81,697,436
MetLife, Inc.	1,030,996	76,407,114
Principal Financial Group, Inc.	369,327	31,876,613
Progressive Corp. (The)	491,506	101,653,271
Prudential Financial, Inc.	606,300	71,179,620
Travelers Cos., Inc. (The)	383,263	88,204,147
W R Berkley Corp.	340,387	30,103,826
Willis Towers Watson PLC	171,709	47,219,975

		1,226,650,560

Interactive Media & Services — 0.0%
Match Group, Inc.(a)	454,801	16,500,180

IT Services — 1.7%
Accenture PLC, Class A	484,396	167,896,498
Akamai Technologies, Inc.(a)	133,611	14,531,532

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Cognizant Technology Solutions Corp., Class A	836,395	$61,299,389
EPAM Systems, Inc.(a)	58,513	16,158,950
International Business Machines Corp.	1,536,759	293,459,499
VeriSign, Inc.(a)	76,972	14,586,964

		567,932,832

Leisure Products — 0.0%
Hasbro, Inc.	217,806	12,310,395

Life Sciences Tools & Services — 2.4%
Agilent Technologies, Inc.	492,161	71,614,347
Bio-Rad Laboratories, Inc., Class A(a)(b)	35,129	12,150,067
Bio-Techne Corp.	264,006	18,583,382
Charles River Laboratories International, Inc.(a)(b)	85,871	23,266,747
Danaher Corp.	1,104,511	275,818,487
Illumina, Inc.(a)	266,321	36,571,200
IQVIA Holdings, Inc.(a)	190,035	48,057,951
Mettler-Toledo International, Inc.(a)	22,365	29,774,301
Revvity, Inc.	208,120	21,852,600
Thermo Fisher Scientific, Inc.	402,326	233,835,895
Waters Corp.(a)	62,764	21,605,252

		793,130,229

Machinery — 2.1%
Caterpillar, Inc.	359,104	131,586,479
Cummins, Inc.	228,904	67,446,564
Deere & Co.	188,048	77,238,836
Dover Corp.	234,955	41,631,676
IDEX Corp.	126,515	30,872,190
Illinois Tool Works, Inc.	246,604	66,171,251
Ingersoll Rand, Inc.	155,568	14,771,182
Nordson Corp.	91,242	25,049,579
Otis Worldwide Corp.	415,388	41,235,567
PACCAR, Inc.	237,914	29,475,165
Parker-Hannifin Corp.	47,251	26,261,633
Pentair PLC	82,905	7,083,403
Snap-on, Inc.	49,065	14,534,034
Stanley Black & Decker, Inc.	258,431	25,308,148
Westinghouse Air Brake Technologies Corp.	300,899	43,834,966
Xylem, Inc.	404,892	52,328,242

		694,828,915

Media — 1.2%
Charter Communications, Inc., Class A(a)	89,268	25,943,959
Comcast Corp., Class A	6,654,856	288,488,008
Fox Corp., Class A, NVS	401,907	12,567,632
Fox Corp., Class B	220,468	6,309,794
Interpublic Group of Cos., Inc. (The)	646,224	21,086,289
News Corp., Class A, NVS	636,021	16,651,030
News Corp., Class B	191,820	5,190,649
Omnicom Group, Inc.	333,331	32,253,107
Paramount Global, Class B, NVS	806,225	9,489,268

		417,979,736

Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	1,204,181	56,620,591
Newmont Corp.	1,935,604	69,372,047
Nucor Corp.	153,165	30,311,353
Steel Dynamics, Inc.	94,042	13,939,846

		170,243,837

Multi-Utilities — 1.3%
Ameren Corp.	442,394	32,719,460
CenterPoint Energy, Inc.	1,062,068	30,258,317
CMS Energy Corp.	493,171	29,757,938
Consolidated Edison, Inc.	579,793	52,651,003

Security	Shares	Value

Multi-Utilities (continued)
Dominion Energy, Inc.	1,403,861	$69,055,923
DTE Energy Co.	346,655	38,873,892
NiSource, Inc.	698,086	19,309,059
Public Service Enterprise Group, Inc.	836,917	55,889,317
Sempra	1,056,953	75,920,934
WEC Energy Group, Inc.	529,769	43,504,630

		447,940,473

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	263,965	34,027,728
Boston Properties, Inc.	241,344	15,762,177

		49,789,905

Oil, Gas & Consumable Fuels — 5.9%
Chevron Corp.	2,913,000	459,496,620
ConocoPhillips	613,373	78,070,115
Coterra Energy, Inc.	427,274	11,912,399
Devon Energy Corp.	1,076,052	53,996,289
EOG Resources, Inc.	332,998	42,570,464
EQT Corp.	692,887	25,685,321
Exxon Mobil Corp.	6,669,278	775,236,875
Kinder Morgan, Inc.	3,247,831	59,565,221
Marathon Oil Corp.	459,593	13,024,866
Marathon Petroleum Corp.	278,123	56,041,784
Occidental Petroleum Corp.	1,105,423	71,841,441
ONEOK, Inc.	372,713	29,880,401
Phillips 66	722,184	117,961,535
Pioneer Natural Resources Co.	196,187	51,499,088
Valero Energy Corp.	571,790	97,598,835
Williams Cos., Inc. (The)	1,246,296	48,568,155

		1,992,949,409

Passenger Airlines — 0.3%
American Airlines Group, Inc.(a)	1,106,379	16,982,918
Delta Air Lines, Inc.	473,211	22,652,611
Southwest Airlines Co.	1,002,202	29,254,276
United Airlines Holdings, Inc.(a)	548,771	26,275,155

		95,164,960

Personal Care Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	391,208	60,304,713
Kenvue, Inc.	2,891,732	62,056,569

		122,361,282

Pharmaceuticals — 4.5%
Bristol-Myers Squibb Co.	3,417,366	185,323,758
Catalent, Inc.(a)	304,822	17,207,202
Johnson & Johnson	4,043,012	639,564,068
Merck & Co., Inc.	2,553,528	336,938,020
Pfizer, Inc.	9,483,125	263,156,719
Viatris, Inc.	2,022,130	24,144,232
Zoetis, Inc., Class A	346,984	58,713,163

		1,525,047,162

Professional Services — 0.9%
Automatic Data Processing, Inc.	420,851	105,103,329
Broadridge Financial Solutions, Inc.	85,383	17,491,561
Dayforce, Inc.(a)(b)	117,088	7,752,396
Equifax, Inc.	126,080	33,728,922
Jacobs Solutions, Inc.	211,024	32,440,720
Leidos Holdings, Inc.	231,568	30,356,249
Paychex, Inc.	322,665	39,623,262
Paycom Software, Inc.	45,698	9,094,359
Robert Half, Inc.(b)	174,440	13,829,603
Verisk Analytics, Inc.	109,809	25,885,276

		315,305,677

26	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development — 0.3%
CBRE Group, Inc., Class A(a)	499,407	$48,562,337
CoStar Group, Inc.(a)(b)	391,460	37,815,036

		86,377,373

Residential REITs — 0.6%
AvalonBay Communities, Inc.	238,591	44,272,946
Camden Property Trust	180,307	17,742,209
Equity Residential	580,970	36,665,017
Essex Property Trust, Inc.	107,434	26,300,918
Invitation Homes, Inc.	967,030	34,435,938
Mid-America Apartment Communities, Inc.	196,564	25,863,891
UDR, Inc.	505,662	18,916,815

		204,197,734

Retail REITs — 0.5%
Federal Realty Investment Trust	122,780	12,538,294
Kimco Realty Corp.	1,122,558	22,013,362
Realty Income Corp.	1,396,740	75,563,634
Regency Centers Corp.	274,479	16,622,448
Simon Property Group, Inc.	344,844	53,964,638

		180,702,376

Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices, Inc.	341,431	67,531,637
Enphase Energy, Inc.(a)(b)	143,869	17,405,272
First Solar, Inc.(a)(b)	179,769	30,345,007
Intel Corp.	7,100,909	313,647,151
Microchip Technology, Inc.	370,773	33,262,046
Micron Technology, Inc.	1,854,013	218,569,593
NXP Semiconductors NV	108,645	26,918,972
ON Semiconductor Corp.(a)(b)	401,912	29,560,628
Qorvo, Inc.(a)	162,676	18,680,085
QUALCOMM, Inc.	899,671	152,314,300
Skyworks Solutions, Inc.	268,382	29,071,138
Teradyne, Inc.(b)	257,627	29,068,054
Texas Instruments, Inc.	962,105	167,608,312

		1,133,982,195

Software — 0.5%
ANSYS, Inc.(a)	62,850	21,819,006
Autodesk, Inc.(a)	172,449	44,909,169
Gen Digital, Inc.	941,330	21,085,792
PTC, Inc.(a)	80,651	15,238,200
Roper Technologies, Inc.	102,417	57,439,550

		160,491,717

Specialized REITs — 1.5%
American Tower Corp.	461,922	91,271,168
Crown Castle, Inc.	728,380	77,084,455
Digital Realty Trust, Inc.	300,100	43,226,404
Equinix, Inc.	83,567	68,970,352
Extra Space Storage, Inc.	354,843	52,161,921
Iron Mountain, Inc.	239,784	19,233,075
Public Storage	154,340	44,767,860
SBA Communications Corp., Class A	109,015	23,623,551
VICI Properties, Inc.	1,737,491	51,759,857
Weyerhaeuser Co.	1,225,619	44,011,978

		516,110,621

Specialty Retail — 2.6%
AutoZone, Inc.(a)	8,980	28,301,817
Bath & Body Works, Inc.	379,926	19,003,899
Best Buy Co., Inc.	321,966	26,410,871

Security	Shares	Value

Specialty Retail (continued)
CarMax, Inc.(a)(b)	264,967	$23,081,275
Home Depot, Inc. (The)	1,053,069	403,957,269
Lowe’s Cos., Inc.	965,903	246,044,471
O’Reilly Automotive, Inc.(a)	26,747	30,194,153
TJX Cos., Inc. (The)	669,784	67,929,493
Tractor Supply Co.	105,586	27,633,968
Ulta Beauty, Inc.(a)	27,714	14,491,096

		887,048,312

Technology Hardware, Storage & Peripherals — 0.5%
Hewlett Packard Enterprise Co.	2,180,594	38,661,932
HP, Inc.	1,463,952	44,240,629
NetApp, Inc.	218,000	22,883,460
Seagate Technology Holdings PLC	194,039	18,055,329
Western Digital Corp.(a)	542,996	37,054,047

		160,895,397

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	1,165,264	109,511,511
Ralph Lauren Corp., Class A	29,768	5,589,240
Tapestry, Inc.	387,265	18,387,342
VF Corp.	552,477	8,474,997

		141,963,090

Tobacco — 0.8%
Altria Group, Inc.	2,961,729	129,190,619
Philip Morris International, Inc.	1,642,628	150,497,577

		279,688,196

Trading Companies & Distributors — 0.2%
Fastenal Co.	480,209	37,043,322
WW Grainger, Inc.	18,630	18,952,299

		55,995,621

Water Utilities — 0.1%
American Water Works Co., Inc.	327,354	40,005,932

Wireless Telecommunication Services — 0.4%
T-Mobile U.S., Inc.	877,070	143,155,365

Total Long-Term Investments — 99.7% (Cost: $29,828,591,731)		33,644,687,253

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	108,085,827	108,139,870
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	44,835,528	44,835,528

Total Short-Term Securities — 0.5% (Cost: $152,918,458)		152,975,398

Total Investments — 100.2% (Cost: $29,981,510,189)		33,797,662,651
Liabilities in Excess of Other Assets — (0.2)%		(60,411,527)

Net Assets — 100.0%		$ 33,737,251,124

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$210,104,994	$—		$(102,004,563	)(a)	$40,495	$(1,056)	$108,139,870	108,085,827	$979,949	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	39,913,921	4,921,607	(a)	—		—	—	44,835,528	44,835,528	2,326,518		—
BlackRock, Inc	152,128,447	83,336,407		(76,744,355)		(1,679,002)	38,755,449	195,796,946	234,853	4,451,361		—

						$(1,638,507)	$38,754,393	$348,772,344		$7,757,828		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 1000 Value E-Mini Index	976	06/21/24	$87,010	$2,404,022

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,404,022	$—	$—	$—	$2,404,022

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$18,333,210	$—	$—	$—	$18,333,210

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(766,907)	$—	$—	$—	$(766,907)

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P 500 Value ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — long	$70,369,006

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$33,644,687,253	$—	$—	$33,644,687,253
Short-Term Securities
Money Market Funds	152,975,398	—	—	152,975,398

	$33,797,662,651	$—	$—	$33,797,662,651

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,404,022	$—	$—	$2,404,022

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments March 31, 2024	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
AAR Corp.(a)	114,281	$6,842,004
Kaman Corp.	348,712	15,995,419
Mercury Systems, Inc.(a)(b)	643,580	18,985,610
National Presto Industries, Inc.	36,163	3,030,459
Triumph Group, Inc.(a)	946,880	14,241,075

		59,094,567

Air Freight & Logistics — 0.6%
Forward Air Corp.	379,366	11,802,076
Hub Group, Inc., Class A	768,566	33,217,423

		45,019,499

Automobile Components — 1.4%
American Axle & Manufacturing Holdings, Inc.(a)	1,444,754	10,633,390
Dana, Inc.	1,582,549	20,098,372
Dorman Products, Inc.(a)	108,218	10,431,133
Gentherm, Inc.(a)(b)	218,157	12,561,480
LCI Industries	115,429	14,204,693
Phinia, Inc.	575,133	22,102,361
Standard Motor Products, Inc.	230,107	7,720,090

		97,751,519

Automobiles — 0.2%
Winnebago Industries, Inc.	158,471	11,726,854

Banks — 12.9%
Ameris Bancorp	778,926	37,684,440
Atlantic Union Bankshares Corp.	925,006	32,661,962
Axos Financial, Inc.(a)	231,018	12,484,213
Banc of California, Inc.	1,707,505	25,971,151
BancFirst Corp.	67,612	5,951,884
Bank of Hawaii Corp.	294,069	18,346,965
BankUnited, Inc.	916,992	25,675,776
Banner Corp.	409,718	19,666,464
Berkshire Hills Bancorp, Inc.	268,586	6,155,991
Brookline Bancorp, Inc.	1,094,617	10,902,385
Capitol Federal Financial, Inc.	1,534,910	9,148,064
Cathay General Bancorp	434,901	16,452,305
Central Pacific Financial Corp.	306,136	6,046,186
City Holding Co.	72,723	7,579,191
Community Bank System, Inc.	649,496	31,195,293
CVB Financial Corp.	1,632,170	29,117,913
Dime Community Bancshares, Inc.	432,373	8,327,504
Eagle Bancorp, Inc.	359,785	8,451,350
FB Financial Corp.	432,793	16,298,984
First Bancorp/Southern Pines NC	491,928	17,768,439
First Commonwealth Financial Corp.	677,805	9,435,046
First Financial Bancorp	1,152,520	25,839,498
First Hawaiian, Inc.	1,572,261	34,526,851
Fulton Financial Corp.	2,019,607	32,091,555
Hanmi Financial Corp.	347,372	5,530,162
Heritage Financial Corp.	404,525	7,843,740
Hilltop Holdings, Inc.	569,865	17,848,172
Hope Bancorp, Inc.	1,481,122	17,047,714
Independent Bank Corp.	504,703	26,254,650
Independent Bank Group, Inc.	442,453	20,197,979
Lakeland Financial Corp.	167,249	11,091,954
National Bank Holdings Corp., Class A	440,622	15,893,235
NBT Bancorp, Inc.	576,602	21,149,761
Northfield Bancorp, Inc.	479,478	4,660,526
Northwest Bancshares, Inc.	1,567,235	18,258,288
Pacific Premier Bancorp, Inc.	1,153,585	27,686,040
Park National Corp.	104,639	14,215,208

Security	Shares	Value

Banks (continued)
Provident Financial Services, Inc.	936,028	$13,637,928
Renasant Corp.	692,211	21,680,048
S&T Bancorp, Inc.	221,558	7,107,581
Seacoast Banking Corp. of Florida	1,028,625	26,116,789
ServisFirst Bancshares, Inc.	325,916	21,627,786
Simmons First National Corp., Class A	1,543,473	30,035,985
Southside Bancshares, Inc.	215,346	6,294,564
Stellar Bancorp, Inc.	579,913	14,126,681
Tompkins Financial Corp.	154,308	7,760,149
TrustCo Bank Corp.	234,200	6,595,072
Trustmark Corp.	729,697	20,511,783
United Community Banks, Inc.	1,466,980	38,610,914
Veritex Holdings, Inc.	669,968	13,727,644
WaFd, Inc.	843,172	24,477,283
Westamerica BanCorp.	129,235	6,317,007
WSFS Financial Corp.	410,526	18,531,144

		932,615,197

Beverages — 0.2%
MGP Ingredients, Inc.(b)	81,352	7,006,848
National Beverage Corp.(a)	129,041	6,124,286

		13,131,134

Biotechnology — 1.0%
Alkermes PLC(a)	740,112	20,034,832
Arcus Biosciences, Inc.(a)(b)	392,409	7,408,682
Ironwood Pharmaceuticals, Inc., Class A(a)	732,076	6,376,382
Myriad Genetics, Inc.(a)	556,205	11,858,290
REGENXBIO, Inc.(a)(b)	285,867	6,023,218
Vir Biotechnology, Inc.(a)	1,063,007	10,768,261
Xencor, Inc.(a)	359,930	7,965,251

		70,434,916

Broadline Retail — 0.5%
Kohl’s Corp.	1,363,981	39,760,046

Building Products — 1.8%
American Woodmark Corp.(a)	86,862	8,830,391
Apogee Enterprises, Inc.	149,628	8,857,978
Griffon Corp.	150,616	11,046,177
Hayward Holdings, Inc.(a)(b)	1,553,281	23,780,732
Insteel Industries, Inc.(b)	88,704	3,390,267
Masterbrand, Inc.(a)	1,561,684	29,265,958
Quanex Building Products Corp.	126,892	4,876,460
Resideo Technologies, Inc.(a)	1,799,819	40,351,942

		130,399,905

Capital Markets — 1.5%
Artisan Partners Asset Management, Inc., Class A	372,158	17,033,672
B Riley Financial, Inc.(b)	207,927	4,401,815
BGC Group, Inc., Class A	1,399,197	10,871,761
Brightsphere Investment Group, Inc.	159,956	3,653,395
Moelis & Co., Class A	271,282	15,400,679
Piper Sandler Cos.	95,499	18,955,596
PJT Partners, Inc., Class A	92,782	8,745,631
StoneX Group, Inc.(a)	334,266	23,485,529
Virtus Investment Partners, Inc.	30,968	7,679,445

		110,227,523

Chemicals — 2.7%
AdvanSix, Inc.	332,027	9,495,972
Balchem Corp.(b)	174,769	27,080,456
HB Fuller Co.	340,594	27,158,966
Ingevity Corp.(a)	415,098	19,800,175
Innospec, Inc.	113,803	14,673,759
Koppers Holdings, Inc.	120,310	6,637,503

30	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mativ Holdings, Inc.	667,666	$12,518,737
Minerals Technologies, Inc.	200,452	15,090,027
Quaker Chemical Corp.	81,888	16,807,512
Sensient Technologies Corp.	296,681	20,527,358
Stepan Co.	261,774	23,570,131

		193,360,596

Commercial Services & Supplies — 3.2%
ABM Industries, Inc.	774,446	34,555,781
Brady Corp., Class A, NVS	193,121	11,448,213
CoreCivic, Inc.(a)	1,399,550	21,846,975
Deluxe Corp.	538,308	11,083,762
Enviri Corp.(a)	992,125	9,077,944
GEO Group, Inc. (The)(a)	1,503,719	21,232,512
Healthcare Services Group, Inc.(a)	909,692	11,352,956
HNI Corp.	229,975	10,378,772
Interface, Inc., Class A	715,782	12,039,453
Matthews International Corp., Class A	135,748	4,219,048
MillerKnoll, Inc.	897,099	22,212,171
OPENLANE, Inc.(a)	1,330,729	23,021,612
Pitney Bowes, Inc.	1,839,580	7,965,381
UniFirst Corp.	109,833	19,048,337
Vestis Corp.	761,028	14,665,010

		234,147,927

Communications Equipment — 1.5%
ADTRAN Holdings, Inc.	877,667	4,774,508
Calix, Inc.(a)	368,282	12,212,231
Digi International, Inc.(a)(b)	448,294	14,314,027
Extreme Networks, Inc.(a)	633,707	7,312,979
Harmonic, Inc.(a)(b)	640,729	8,611,398
NetScout Systems, Inc.(a)	875,097	19,112,119
Viasat, Inc.(a)(b)	926,290	16,756,586
Viavi Solutions, Inc.(a)(b)	2,741,944	24,924,271

		108,018,119

Construction & Engineering — 1.2%
Arcosa, Inc.	246,285	21,146,030
Dycom Industries, Inc.(a)	361,453	51,879,349
Granite Construction, Inc.	265,189	15,150,248

		88,175,627

Consumer Finance — 1.3%
Bread Financial Holdings, Inc.	497,094	18,511,781
Encore Capital Group, Inc.(a)(b)	290,923	13,268,998
Enova International, Inc.(a)	359,770	22,604,349
EZCORP, Inc., Class A, NVS(a)(b)	646,638	7,326,408
Green Dot Corp., Class A(a)	672	6,270
Navient Corp.	1,011,151	17,594,027
PRA Group, Inc.(a)(b)	483,422	12,607,646

		91,919,479

Consumer Staples Distribution & Retail — 1.0%
Andersons, Inc. (The)	182,671	10,479,835
Chefs’ Warehouse, Inc. (The)(a)(b)	434,883	16,377,694
PriceSmart, Inc.	308,529	25,916,436
SpartanNash Co.	430,286	8,696,080
United Natural Foods, Inc.(a)	731,802	8,408,405

		69,878,450

Containers & Packaging — 0.9%
Myers Industries, Inc.	232,802	5,394,022
O-I Glass, Inc.(a)	1,906,216	31,624,123
Sealed Air Corp.	786,868	29,271,490

		66,289,635

Security	Shares	Value

Diversified Consumer Services — 0.4%
Mister Car Wash, Inc.(a)(b)	607,641	$4,709,218
Perdoceo Education Corp.	359,147	6,306,621
Strategic Education, Inc.	158,112	16,462,621

		27,478,460

Diversified REITs — 1.1%
Alexander & Baldwin, Inc.	893,551	14,716,785
American Assets Trust, Inc.	600,117	13,148,563
Armada Hoffler Properties, Inc.	475,257	4,942,673
Essential Properties Realty Trust, Inc.	922,633	24,597,396
Global Net Lease, Inc.	2,405,988	18,694,527

		76,099,944

Diversified Telecommunication Services — 0.4%
ATN International, Inc.	128,121	4,036,452
Consolidated Communications Holdings, Inc.(a)(b)	921,450	3,980,664
Lumen Technologies, Inc.(a)	12,428,901	19,389,086

		27,406,202

Electric Utilities — 0.2%
MGE Energy, Inc.	200,470	15,780,998

Electrical Equipment — 0.6%
SunPower Corp.(a)(b)	1,055,830	3,167,490
Sunrun, Inc.(a)	2,684,021	35,375,397
Vicor Corp.(a)	131,434	5,026,036

		43,568,923

Electronic Equipment, Instruments & Components — 3.1%
Advanced Energy Industries, Inc.	174,522	17,797,754
Benchmark Electronics, Inc.	439,549	13,190,865
CTS Corp.(b)	168,844	7,900,211
ePlus, Inc.(a)(b)	128,001	10,053,199
Insight Enterprises, Inc.(a)(b)	119,397	22,150,531
Itron, Inc.(a)	285,835	26,445,454
Knowles Corp.(a)(b)	647,507	10,424,863
Methode Electronics, Inc.	442,399	5,388,420
PC Connection, Inc.	139,159	9,174,753
Plexus Corp.(a)(b)	190,487	18,061,977
Rogers Corp.(a)	68,112	8,084,213
Sanmina Corp.(a)	687,168	42,728,106
ScanSource, Inc.(a)	310,058	13,654,954
TTM Technologies, Inc.(a)	1,259,584	19,712,490

		224,767,790

Energy Equipment & Services — 1.3%
Bristow Group, Inc.(a)	295,692	8,042,823
Core Laboratories, Inc.(b)	324,227	5,537,797
Dril-Quip, Inc.(a)(b)	421,074	9,486,797
Helmerich & Payne, Inc.	560,053	23,555,829
Nabors Industries Ltd.(a)(b)	109,597	9,439,590
Patterson-UTI Energy, Inc.	1,781,248	21,268,101
ProPetro Holding Corp.(a)(b)	1,054,865	8,523,309
U.S. Silica Holdings, Inc.(a)(b)	950,405	11,794,526

		97,648,772

Entertainment — 0.0%
Marcus Corp. (The)(b)	145,661	2,077,126

Financial Services — 2.4%
Jackson Financial, Inc., Class A	305,137	20,181,761
Mr. Cooper Group, Inc.(a)(b)	795,897	62,040,171
NCR Atleos Corp.(a)	824,208	16,278,108
NMI Holdings, Inc., Class A(a)	349,572	11,305,159
Payoneer Global, Inc.(a)	1,942,209	9,439,136

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2024	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Radian Group, Inc.	849,889	$28,445,785
Walker & Dunlop, Inc.	234,891	23,738,084

		171,428,204

Food Products — 1.4%
B&G Foods, Inc.	970,604	11,103,710
Calavo Growers, Inc.	218,609	6,079,516
Fresh Del Monte Produce, Inc.	414,998	10,752,598
Hain Celestial Group, Inc. (The)(a)(b)	1,106,574	8,697,672
John B Sanfilippo & Son, Inc.	52,434	5,553,809
Simply Good Foods Co. (The)(a)	413,993	14,088,182
Tootsie Roll Industries, Inc.	87,362	2,798,205
TreeHouse Foods, Inc.(a)(b)	619,959	24,147,403
WK Kellogg Co.	812,252	15,270,337

		98,491,432

Gas Utilities — 0.5%
Chesapeake Utilities Corp.	150,651	16,164,852
Northwest Natural Holding Co.	453,069	16,863,228

		33,028,080

Ground Transportation — 0.4%
Heartland Express, Inc.	253,729	3,029,524
Marten Transport Ltd.	379,153	7,006,747
RXO, Inc.(a)(b)	778,486	17,025,489

		27,061,760

Health Care Equipment & Supplies — 1.9%
Artivion, Inc.(a)(b)	222,281	4,703,466
Avanos Medical, Inc.(a)	571,887	11,386,270
Embecta Corp.	709,272	9,412,040
ICU Medical, Inc.(a)	249,813	26,809,931
Inari Medical, Inc.(a)	271,472	13,025,227
Merit Medical Systems, Inc.(a)(b)	291,695	22,095,896
Omnicell, Inc.(a)	560,131	16,372,629
STAAR Surgical Co.(a)(b)	234,465	8,975,320
Tandem Diabetes Care, Inc.(a)(b)	433,787	15,360,398
Varex Imaging Corp.(a)(b)	503,094	9,106,001

		137,247,178

Health Care Providers & Services — 3.0%
AdaptHealth Corp.(a)(b)	1,008,052	11,602,679
Addus HomeCare Corp.(a)	114,350	11,816,929
Agiliti, Inc.(a)	434,434	4,396,472
AMN Healthcare Services, Inc.(a)	214,999	13,439,588
Cross Country Healthcare, Inc.(a)(b)	409,438	7,664,679
Enhabit, Inc.(a)(b)	616,774	7,185,417
Fulgent Genetics, Inc.(a)	249,569	5,415,647
ModivCare, Inc.(a)	152,942	3,586,490
National HealthCare Corp.	88,831	8,395,418
Owens & Minor, Inc.(a)(b)	942,469	26,115,816
Patterson Cos., Inc.	1,015,989	28,092,096
Pediatrix Medical Group, Inc.(a)(b)	1,020,311	10,233,719
Premier, Inc., Class A	1,476,146	32,622,827
Select Medical Holdings Corp.	1,295,275	39,052,541
U.S. Physical Therapy, Inc.	83,077	9,376,901

		218,997,219

Health Care REITs — 0.9%
CareTrust REIT, Inc.	594,822	14,495,812
Community Healthcare Trust, Inc.	180,718	4,798,063
LTC Properties, Inc.	290,770	9,452,933
Medical Properties Trust, Inc.	7,379,665	34,684,425
Universal Health Realty Income Trust	81,317	2,985,147

		66,416,380

Security	Shares	Value

Health Care Technology — 0.3%
Certara, Inc.(a)(b)	554,081	$9,906,968
HealthStream, Inc.	138,980	3,705,207
Schrodinger, Inc.(a)(b)	296,386	8,002,422
Simulations Plus, Inc.(b)	80,828	3,326,072

		24,940,669

Hotel & Resort REITs — 0.8%
Chatham Lodging Trust	605,361	6,120,200
Pebblebrook Hotel Trust(b)	1,484,526	22,876,546
Service Properties Trust	2,049,897	13,898,302
Summit Hotel Properties, Inc.	655,096	4,264,675
Xenia Hotels & Resorts, Inc.	531,263	7,974,257

		55,133,980

Hotels, Restaurants & Leisure — 1.4%
BJ’s Restaurants, Inc.(a)(b)	286,857	10,378,486
Bloomin’ Brands, Inc.	545,420	15,642,646
Brinker International, Inc.(a)	315,999	15,698,830
Cheesecake Factory, Inc. (The)	310,716	11,232,383
Chuy’s Holdings, Inc.(a)(b)	92,016	3,103,700
Cracker Barrel Old Country Store, Inc.	273,304	19,877,400
Dine Brands Global, Inc.	109,392	5,084,540
Golden Entertainment, Inc.	103,356	3,806,601
Papa John’s International, Inc.	213,861	14,243,143
Sabre Corp.(a)(b)	2,203,173	5,331,679

		104,399,408

Household Durables — 2.5%
Century Communities, Inc.	170,705	16,473,032
Ethan Allen Interiors, Inc.	165,504	5,721,473
La-Z-Boy, Inc.	242,409	9,119,427
LGI Homes, Inc.(a)	101,013	11,754,883
MDC Holdings, Inc.	735,871	46,293,645
Newell Brands, Inc.	4,694,720	37,698,602
Sonos, Inc.(a)(b)	1,525,722	29,080,261
Tri Pointe Homes, Inc.(a)	466,281	18,026,423
Worthington Enterprises, Inc.	116,326	7,238,967

		181,406,713

Household Products — 0.6%
Central Garden & Pet Co.(a)(b)	118,832	5,089,575
Central Garden & Pet Co., Class A, NVS(a)	665,242	24,560,735
Energizer Holdings, Inc.	446,724	13,151,554

		42,801,864

Independent Power and Renewable Electricity Producers — 0.5%
Clearway Energy, Inc., Class A	430,161	9,252,763
Clearway Energy, Inc., Class C	1,015,839	23,415,089

		32,667,852

Industrial REITs — 0.7%
Innovative Industrial Properties, Inc.	155,440	16,094,257
LXP Industrial Trust	3,605,233	32,519,202

		48,613,459

Insurance — 3.4%
American Equity Investment Life Holding Co.(a)	261,479	14,700,349
AMERISAFE, Inc.	134,345	6,740,089
Assured Guaranty Ltd.	267,861	23,370,872
Employers Holdings, Inc.	283,061	12,848,139
Genworth Financial, Inc., Class A(a)	5,560,584	35,754,555
Horace Mann Educators Corp.	503,504	18,624,613
Lincoln National Corp.	1,896,759	60,563,515
Mercury General Corp.	327,416	16,894,666
ProAssurance Corp.	625,507	8,044,020
Safety Insurance Group, Inc.	170,799	14,037,970

32	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Stewart Information Services Corp.	337,462	$21,955,278
Trupanion, Inc.(a)(b)	230,220	6,356,374
United Fire Group, Inc.	262,981	5,725,096

		245,615,536

Interactive Media & Services — 0.2%
QuinStreet, Inc.(a)(b)	646,176	11,411,468
Shutterstock, Inc.	145,286	6,655,552

		18,067,020

IT Services — 0.8%
DXC Technology Co.(a)(b)	2,253,010	47,786,342
Perficient, Inc.(a)	167,049	9,403,188

		57,189,530

Leisure Products — 0.9%
Sturm Ruger & Co., Inc.	218,317	10,075,329
Topgolf Callaway Brands Corp.(a)(b)	1,750,368	28,303,451
Vista Outdoor, Inc.(a)(b)	716,345	23,481,789

		61,860,569

Life Sciences Tools & Services — 0.9%
BioLife Solutions, Inc.(a)(b)	175,174	3,249,478
Cytek Biosciences, Inc.(a)(b)	1,218,865	8,178,584
Fortrea Holdings, Inc.(a)	1,094,872	43,948,162
Mesa Laboratories, Inc.(b)	63,499	6,967,745

		62,343,969

Machinery — 3.4%
3D Systems Corp.(a)(b)	1,642,098	7,290,915
Albany International Corp., Class A	199,868	18,689,657
Astec Industries, Inc.	280,107	12,243,477
Barnes Group, Inc.	624,292	23,192,448
Enerpac Tool Group Corp., Class A	219,963	7,843,881
Enpro, Inc.	141,661	23,908,127
Greenbrier Cos., Inc. (The)	383,020	19,955,342
Hillenbrand, Inc.	864,283	43,464,792
John Bean Technologies Corp.	156,889	16,456,087
Kennametal, Inc.	976,573	24,355,731
Lindsay Corp.	69,105	8,130,894
Proto Labs, Inc.(a)	111,603	3,989,807
Titan International, Inc.(a)	628,866	7,835,671
Trinity Industries, Inc.	506,138	14,095,943
Wabash National Corp.	559,195	16,742,298

		248,195,070

Media — 1.0%
AMC Networks, Inc., Class A(a)(b)	377,607	4,580,373
EchoStar Corp., Class A(a)(b)	1,483,929	21,145,988
EW Scripps Co. (The), Class A, NVS(a)	720,414	2,831,227
John Wiley & Sons, Inc., Class A	519,618	19,813,035
Scholastic Corp., NVS	323,313	12,192,133
TechTarget, Inc.(a)(b)	134,376	4,445,158
Thryv Holdings, Inc.(a)(b)	384,562	8,548,813

		73,556,727

Metals & Mining — 1.0%
Arch Resources, Inc., Class A	70,145	11,278,615
Century Aluminum Co.(a)(b)	637,431	9,810,063
Compass Minerals International, Inc.	419,330	6,600,254
Haynes International, Inc.	69,213	4,161,086
Kaiser Aluminum Corp.	195,813	17,497,850
Metallus, Inc.(a)	204,649	4,553,440
Olympic Steel, Inc.	61,887	4,386,551

Security	Shares	Value

Metals & Mining (continued)
SunCoke Energy, Inc.	1,031,727	$11,627,563
Worthington Steel, Inc.	116,597	4,180,002

		74,095,424

Mortgage Real Estate Investment Trusts (REITs) — 2.4%
Apollo Commercial Real Estate Finance, Inc.	615,573	6,857,483
Arbor Realty Trust, Inc.(b)	2,051,543	27,182,945
ARMOUR Residential REIT, Inc.(b)	187,573	3,708,318
Blackstone Mortgage Trust, Inc., Class A	2,122,733	42,263,614
Franklin BSP Realty Trust, Inc.	1,014,784	13,557,514
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,369,609	38,896,896
KKR Real Estate Finance Trust, Inc.	721,476	7,258,049
PennyMac Mortgage Investment Trust	1,067,108	15,665,145
Ready Capital Corp.	1,950,786	17,810,676

		173,200,640

Multi-Utilities — 0.5%
Avista Corp.	953,919	33,406,243
Unitil Corp.	109,706	5,743,109

		39,149,352

Office REITs — 2.2%
Brandywine Realty Trust	2,132,899	10,237,915
Douglas Emmett, Inc.	2,055,819	28,514,210
Easterly Government Properties, Inc.	1,172,736	13,498,191
Highwoods Properties, Inc.	1,302,342	34,095,314
Hudson Pacific Properties, Inc.	1,560,392	10,064,528
JBG SMITH Properties	1,077,808	17,298,819
SL Green Realty Corp.	798,048	43,996,386

		157,705,363

Oil, Gas & Consumable Fuels — 1.3%
Comstock Resources, Inc.	557,884	5,177,164
CVR Energy, Inc.	160,982	5,740,618
Green Plains, Inc.(a)(b)	744,360	17,209,603
Peabody Energy Corp.	746,148	18,101,551
Talos Energy, Inc.(a)(b)	1,660,581	23,131,893
Vital Energy, Inc.(a)(b)	158,847	8,345,821
World Kinect Corp.	741,645	19,616,510

		97,323,160

Paper & Forest Products — 0.6%
Clearwater Paper Corp.(a)	204,028	8,922,144
Mercer International, Inc.	545,196	5,424,700
Sylvamo Corp.	435,143	26,865,729

		41,212,573

Passenger Airlines — 1.8%
Alaska Air Group, Inc.(a)	1,553,479	66,784,062
Allegiant Travel Co.	176,478	13,272,910
JetBlue Airways Corp.(a)	4,106,069	30,467,032
SkyWest, Inc.(a)	232,018	16,027,804
Sun Country Airlines Holdings, Inc.(a)	264,769	3,995,364

		130,547,172

Personal Care Products — 0.6%
Edgewell Personal Care Co.	615,154	23,769,551
Medifast, Inc.	133,933	5,132,313
Nu Skin Enterprises, Inc., Class A	608,633	8,417,394
USANA Health Sciences, Inc.(a)(b)	137,489	6,668,216

		43,987,474

Pharmaceuticals — 2.1%
Corcept Therapeutics, Inc.(a)(b)	393,327	9,907,907
Harmony Biosciences Holdings, Inc.(a)(b)	231,672	7,779,546
Innoviva, Inc.(a)(b)	349,415	5,325,085

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2024	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Ligand Pharmaceuticals, Inc.(a)(b)	201,902	$14,759,036
Organon & Co.	3,149,151	59,204,039
Pacira BioSciences, Inc.(a)	572,069	16,715,856
Phibro Animal Health Corp., Class A	250,511	3,239,107
Prestige Consumer Healthcare, Inc.(a)(b)	318,059	23,078,361
Supernus Pharmaceuticals, Inc.(a)(b)	405,475	13,830,752

		153,839,689

Professional Services — 0.9%
CSG Systems International, Inc.	177,615	9,154,277
Heidrick & Struggles International, Inc.	250,068	8,417,289
Kelly Services, Inc., Class A, NVS	393,617	9,856,170
Korn Ferry	271,850	17,876,856
NV5 Global, Inc.(a)(b)	156,657	15,353,952
Resources Connection, Inc.	395,592	5,205,991
TTEC Holdings, Inc.	231,937	2,405,187

		68,269,722

Real Estate Management & Development — 0.7%
Anywhere Real Estate, Inc.(a)	1,360,561	8,408,267
Cushman & Wakefield PLC(a)	2,073,441	21,688,193
Kennedy-Wilson Holdings, Inc.	1,459,499	12,522,501
Marcus & Millichap, Inc.	172,300	5,887,491

		48,506,452

Residential REITs — 0.6%
Centerspace	185,427	10,595,299
Elme Communities	1,086,440	15,123,245
NexPoint Residential Trust, Inc.	279,714	9,003,994
Veris Residential, Inc.	592,645	9,014,130

		43,736,668

Retail REITs — 2.2%
Acadia Realty Trust	1,259,966	21,432,022
Getty Realty Corp.	344,733	9,428,448
Macerich Co. (The)	2,660,876	45,846,893
Phillips Edison & Co., Inc.	736,616	26,422,416
Retail Opportunity Investments Corp.	1,552,255	19,899,909
Saul Centers, Inc.	81,162	3,123,925
SITE Centers Corp.	1,175,324	17,218,497
Urban Edge Properties	594,149	10,260,953
Whitestone REIT	296,771	3,724,476

		157,357,539

Semiconductors & Semiconductor Equipment — 2.3%
Alpha & Omega Semiconductor Ltd.(a)(b)	282,293	6,221,738
CEVA, Inc.(a)	166,000	3,769,860
Cohu, Inc.(a)	345,256	11,507,382
Diodes, Inc.(a)	221,637	15,625,409
Ichor Holdings Ltd.(a)	363,961	14,056,174
Kulicke & Soffa Industries, Inc.	256,792	12,919,206
MaxLinear, Inc.(a)(b)	349,895	6,532,540
Photronics, Inc.(a)(b)	232,729	6,590,885
Semtech Corp.(a)(b)	435,535	11,972,857
SiTime Corp.(a)(b)	90,930	8,477,404
SMART Global Holdings, Inc.(a)(b)	376,689	9,914,454
SolarEdge Technologies, Inc.(a)(b)	426,940	30,304,201
Ultra Clean Holdings, Inc.(a)	552,302	25,372,754

		163,264,864

Software — 1.8%
A10 Networks, Inc.	459,044	6,284,312
ACI Worldwide, Inc.(a)(b)	495,560	16,457,548
Adeia, Inc.	792,112	8,649,863
BlackLine, Inc.(a)	207,512	13,401,125
Box, Inc., Class A(a)(b)	689,885	19,537,543

Security	Shares	Value

Software (continued)
Cerence, Inc.(a)(b)	513,278	$8,084,129
Envestnet, Inc.(a)(b)	245,459	14,214,531
N-able, Inc.(a)	309,843	4,049,648
NCR Voyix Corp.(a)(b)	1,652,523	20,871,366
Sprinklr, Inc., Class A(a)(b)	963,387	11,820,758
Xperi, Inc.(a)	267,356	3,224,313

		126,595,136

Specialized REITs — 0.7%
Four Corners Property Trust, Inc.	624,766	15,288,024
Outfront Media, Inc.	1,037,777	17,424,276
Safehold, Inc.	551,508	11,361,065
Uniti Group, Inc.	1,423,710	8,399,889

		52,473,254

Specialty Retail — 5.1%
Academy Sports & Outdoors, Inc.(b)	913,568	61,702,383
Advance Auto Parts, Inc.	728,233	61,965,346
Asbury Automotive Group, Inc.(a)(b)	129,289	30,483,760
Buckle, Inc. (The)	137,956	5,555,488
Caleres, Inc.	411,109	16,867,802
Designer Brands, Inc., Class A	524,360	5,731,255
Foot Locker, Inc.	1,009,250	28,763,625
Haverty Furniture Cos., Inc.	165,762	5,655,800
Hibbett, Inc.	145,011	11,138,295
Leslie’s, Inc.(a)(b)	2,272,994	14,774,461
MarineMax, Inc.(a)(b)	250,095	8,318,160
Monro, Inc.	368,341	11,617,475
National Vision Holdings, Inc.(a)	963,943	21,360,977
ODP Corp. (The)(a)	409,823	21,741,110
Sally Beauty Holdings, Inc.(a)(b)	1,292,053	16,047,298
Shoe Carnival, Inc.	220,530	8,080,219
Sonic Automotive, Inc., Class A	183,083	10,424,746
Upbound Group, Inc.	243,451	8,571,910
Victoria’s Secret & Co.(a)(b)	953,932	18,487,202

		367,287,312

Technology Hardware, Storage & Peripherals — 0.4%
Corsair Gaming, Inc.(a)	535,947	6,613,586
Xerox Holdings Corp.	1,393,021	24,935,076

		31,548,662

Textiles, Apparel & Luxury Goods — 0.8%
G-III Apparel Group Ltd.(a)(b)	503,321	14,601,342
Hanesbrands, Inc.(a)	4,312,356	25,011,665
Movado Group, Inc.	193,829	5,413,644
Wolverine World Wide, Inc.	979,695	10,982,381

		56,009,032

Tobacco — 0.4%
Universal Corp.	302,712	15,656,264
Vector Group Ltd.	897,984	9,841,905

		25,498,169

Trading Companies & Distributors — 1.4%
Air Lease Corp., Class A	1,004,983	51,696,325
DNOW, Inc.(a)	1,309,924	19,910,845
DXP Enterprises, Inc.(a)	163,394	8,779,160
Rush Enterprises, Inc., Class A	417,376	22,337,963

		102,724,293

Water Utilities — 0.7%
American States Water Co.	214,115	15,467,668
California Water Service Group	426,576	19,827,252

34	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Water Utilities (continued)
Middlesex Water Co.	119,154	$6,255,585
SJW Group	204,036	11,546,397

		53,096,902

Wireless Telecommunication Services — 0.2%
Gogo, Inc.(a)(b)	404,151	3,548,446
Telephone & Data Systems, Inc.	607,167	9,726,815

		13,275,261

Total Long-Term Investments — 98.4% (Cost: $7,249,551,192)		7,106,945,940

Short-Term Securities

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	348,068,933	348,242,967
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	120,932,534	120,932,534

Total Short-Term Securities — 6.5% (Cost: $468,953,655)		469,175,501

Total Investments — 104.9% (Cost: $7,718,504,847)		7,576,121,441

Liabilities in Excess of Other Assets — (4.9)%		(351,317,535)

Net Assets — 100.0%		$ 7,224,803,906

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$417,296,861	$—	$(69,148,266)	(a)	$2,480	$91,892	$348,242,967	348,068,933	$2,454,205	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	198,053,688	—	(77,121,154)	(a)	—	—	120,932,534	120,932,534	7,644,491		—

					$2,480	$91,892	$469,175,501		$10,098,696		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2024	iShares® S&P Small-Cap 600 Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	137	06/21/24	$14,699	$238,872

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$30,804,243	$1,957,979	(c)	$32,813,047	0.4%
	Monthly	HSBC Bank PLC(d)	02/10/28	58,758,651	2,272,819	(e)	61,268,197	0.8
	Monthly	JPMorgan Chase Bank NA(f)	02/10/25	8,115,631	476,411	(g)	8,612,976	0.1

					$4,707,209		$102,694,220

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(50,825) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(236,727) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(20,934) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	0-450 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Berkshire Hills Bancorp, Inc.	26	$596	0.0%
City Holding Co.	379	39,499	0.1
Lakeland Financial Corp.	1,065	70,631	0.2
Northwest Bancshares, Inc.	15	175	0.0

		110,901

Capital Markets
Moelis & Co., Class A	106,817	6,064,001	18.5

Commercial Services & Supplies
Pitney Bowes, Inc.	2,851	12,345	0.0

	Shares	Value	% of Basket Value

Consumer Finance
Bread Financial Holdings, Inc.	23,798	$886,237	2.7%
Green Dot Corp., Class A	5,120	47,770	0.2

		934,007

Financial Services
Jackson Financial, Inc., Class A	287,942	19,044,484	58.0

Mortgage Real Estate Investment Trusts (REITs)
Arbor Realty Trust, Inc.	272,618	3,612,188	11.0

Software
Envestnet, Inc.	52,411	3,035,121	9.3

Net Value of Reference Entity — Goldman Sachs Bank USA		$32,813,047

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period

36	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P Small-Cap 600 Value ETF

end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Ameris Bancorp	18,816	$910,318	1.5%
Berkshire Hills Bancorp, Inc.	26	596	0.0
Cathay General Bancorp	17,948	678,973	1.1
Central Pacific Financial Corp.	27,294	539,056	0.9
City Holding Co.	808	84,210	0.1
Eagle Bancorp, Inc.	10,629	249,675	0.4
First Bancorp/Southern Pines NC	673	24,309	0.0
First Financial Bancorp	20,534	460,372	0.8
Hanmi Financial Corp.	25,131	400,085	0.7
Heritage Financial Corp.	27,427	531,810	0.9
Independent Bank Corp.	23,906	1,243,590	2.0
National Bank Holdings Corp., Class A	25,253	910,876	1.5
NBT Bancorp, Inc.	3,976	145,840	0.2
Pacific Premier Bancorp, Inc.	28,827	691,848	1.1
Provident Financial Services, Inc.	4,635	67,532	0.1
TrustCo Bank Corp.	359	10,109	0.0
Trustmark Corp.	23,286	654,569	1.1
Westamerica BanCorp	986	48,196	0.1

		7,651,964

Capital Markets
PJT Partners, Inc., Class A	25,451	2,399,011	3.9

Commercial Services & Supplies
Pitney Bowes, Inc.	54,736	237,007	0.4

Consumer Finance
Bread Financial Holdings, Inc.	87,341	3,252,579	5.3
Enova International, Inc.	1,113	69,930	0.1
Green Dot Corp., Class A	281,045	2,622,150	4.3

		5,944,659

Containers & Packaging
Sealed Air Corp.	281,638	10,476,934	17.1

Financial Services
Jackson Financial, Inc., Class A	230,000	15,212,200	24.8

Insurance
Employers Holdings, Inc.	34,070	1,546,437	2.5
Horace Mann Educators Corp.	1	37	0.0
Lincoln National Corp.	195,112	6,229,926	10.2
ProAssurance Corp.	2,922	37,577	0.1
Safety Insurance Group, Inc.	11,581	951,843	1.5

		8,765,820

	Shares	Value	% of Basket Value

Office REITs
JBG SMITH Properties	4,057	$65,115	0.1%

Oil, Gas & Consumable Fuels
Green Plains, Inc.	47,992	1,109,575	1.8

Software
Envestnet, Inc.	57,808	3,347,661	5.5
Sprinklr, Inc., Class A	493,745	6,058,251	9.9

		9,405,912

Net Value of Reference Entity — HSBC Bank PLC		$61,268,197

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 10, 2025.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Banner Corp.	13,780	$661,440	7.7%
Cathay General Bancorp	21,891	828,137	9.6
Community Bank System, Inc.	8,007	384,576	4.4
First Bancorp/Southern Pines NC	14,270	515,432	6.0
Seacoast Banking Corp. of Florida	11,109	282,057	3.3
WaFd, Inc.	928	26,940	0.3

		2,698,582

Consumer Finance
Green Dot Corp., Class A	284,291	2,652,435	30.8

Financial Services
Jackson Financial, Inc., Class A	49,305	3,261,033	37.9

Insurance
Genworth Financial, Inc., Class A	144	926	0.0

Net Value of Reference Entity — JPMorgan Chase Bank NA		$8,612,976

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$4,707,209	$—

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2024	iShares® S&P Small-Cap 600 Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$238,872	$—	$—	$—	$238,872
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	4,707,209	—	—	—	4,707,209

	$—	$—	$4,946,081	$—	$—	$—	$4,946,081

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,677,790	$—	$—	$—	$3,677,790
Swaps	—	—	(12,237,804)	—	—	—	(12,237,804)

	$—	$—	$(8,560,014)	$—	$—	$—	$(8,560,014)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,116,476)	$—	$—	$—	$(1,116,476)
Swaps	—	—	11,183,265	—	—	—	11,183,265

	$—	$—	$10,066,789	$—	$—	$—	$10,066,789

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$15,824,114
Total return swaps
Average notional amount	$207,587,018

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Swaps — OTC(a)	$4,707,209	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,707,209	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$4,707,209	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

38	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® S&P Small-Cap 600 Value ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Goldman Sachs Bank USA	$1,957,979	$—	$—	$(1,957,979)	$—

HSBC Bank PLC	2,272,819	—	—	(2,272,819)	—

JPMorgan Chase Bank N.A.	476,411	—	—	(476,411)	—

	$4,707,209	$—	$—	$(4,707,209)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments

Long-Term Investments

Common Stocks	$7,106,945,940	$—	$—	$7,106,945,940

Short-Term Securities

Money Market Funds	469,175,501	—	—	469,175,501

	$7,576,121,441	$—	$—	$7,576,121,441

Derivative Financial Instruments(a)

Assets

Equity Contracts	$238,872	$4,707,209	$—	$4,946,081

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	39

Statements of Assets and Liabilities

March 31, 2024

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF	iShares S&P Small-Cap 600 Value ETF

ASSETS

Investments, at value — unaffiliated(a)(b)	$11,622,876,232	$44,165,482,316	$33,448,890,307	$7,106,945,940

Investments, at value — affiliated(c)	61,714,785	236,719,958	348,772,344	469,175,501

Cash	2,514,282	6,533,375	11,408,950	1,306,123

Cash pledged:

Futures contracts	1,180,640	1,733,340	4,771,360	990,000

Receivables:

Investments sold	—	15,061	—	40,727,683

Securities lending income — affiliated	1,198	24,301	142,300	342,146

Swaps	—	—	—	581,198

Capital shares sold	—	3,953	135,946	—

Dividends — unaffiliated	5,609,010	9,850,199	36,109,644	12,054,954

Dividends — affiliated	95,369	213,502	239,648	599,885

Due from broker	—	—	—	3,172,042

Unrealized appreciation on OTC swaps	—	—	—	4,707,209

Total assets	11,693,991,516	44,420,576,005	33,850,470,499	7,640,602,681

LIABILITIES

Cash received:

Collateral — OTC derivatives	—	—	—	6,030,000

Collateral on securities loaned	85,060	212,417,558	107,972,021	348,127,709

Payables:

Investments purchased	—	3,685,049	—	59,889,773

Swaps	—	—	—	397,170

Capital shares redeemed	78,374	7,810	226,792	279,116

Investment advisory fees	1,961,714	6,294,278	5,020,562	1,075,007

Total liabilities	2,125,148	222,404,695	113,219,375	415,798,775

Commitments and contingent liabilities

NET ASSETS	$11,691,866,368	$44,198,171,310	$33,737,251,124	$7,224,803,906

NET ASSETS CONSIST OF:

Paid-in capital	$9,456,536,195	$33,525,778,052	$32,489,254,647	$8,312,915,866

Accumulated earnings (loss)	2,235,330,173	10,672,393,258	1,247,996,477	(1,088,111,960)

NET ASSETS	$11,691,866,368	$44,198,171,310	$33,737,251,124	$7,224,803,906

NET ASSET VALUE

Shares outstanding	47,250,000	522,850,000	180,550,000	70,300,000

Net asset value	$247.45	$84.53	$186.86	$102.77

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$8,974,873,194	$29,808,000,381	$29,659,069,279	$7,249,551,192

(b) Securities loaned, at value	$84,104	$207,047,409	$105,258,508	$339,876,216

(c) Investments, at cost — affiliated	$51,873,539	$236,671,714	$322,440,910	$468,953,655

See notes to financial statements.

40	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2024

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF	iShares S&P Small-Cap 600 Value ETF

INVESTMENT INCOME

Dividends — unaffiliated	$146,593,262	$389,078,738	$550,996,687	$132,931,064

Dividends — affiliated	2,300,036	2,580,237	6,777,879	7,644,491

Interest — unaffiliated	18,654	51,513	48,113	85,638

Securities lending income — affiliated — net	29,248	1,351,877	979,949	2,454,205

Foreign taxes withheld	—	(171,619)	(88,403)	—

Total investment income	148,941,200	392,890,746	558,714,225	143,115,398

EXPENSES

Investment advisory	19,583,313	62,700,359	47,661,689	12,218,005

Interest expense	10,645	26,033	14,743	20,891

Total expenses	19,593,958	62,726,392	47,676,432	12,238,896

Net investment income	129,347,242	330,164,354	511,037,793	130,876,502

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated	(39,414,249)	(510,617,622)	(963,838,157)	(48,549,199)

Investments — affiliated	(686,429)	34,238	(4,411,870)	2,480

Futures contracts	6,605,051	16,026,567	18,333,210	3,677,790

In-kind redemptions — unaffiliated(a)	1,269,947,276	3,367,514,487	3,430,994,286	110,166,142

In-kind redemptions — affiliated(a)	4,232,013	—	2,773,363	—

Swaps	—	—	—	(12,237,804)

	1,240,683,662	2,872,957,670	2,483,850,832	53,059,409

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated	1,763,986,969	6,953,939,995	3,273,281,279	527,849,511

Investments — affiliated	7,366,661	23,522	38,754,393	91,892

Futures contracts	(572,239)	(2,353,438)	(766,907)	(1,116,476)

Swaps	—	—	—	11,183,265

	1,770,781,391	6,951,610,079	3,311,268,765	538,008,192

Net realized and unrealized gain	3,011,465,053	9,824,567,749	5,795,119,597	591,067,601

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,140,812,295	$10,154,732,103	$6,306,157,390	$721,944,103

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

	iShares S&P 100 ETF		iShares S&P 500 Growth ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$129,347,242	$113,224,910	$330,164,354	$280,085,567

Net realized gain	1,240,683,662	407,479,441	2,872,957,670	191,710,832

Net change in unrealized appreciation (depreciation)	1,770,781,391	(1,345,332,448)	6,951,610,079	(5,994,083,405)

Net increase (decrease) in net assets resulting from operations	3,140,812,295	(824,628,097)	10,154,732,103	(5,522,287,006)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(128,201,209)	(113,384,492)	(327,303,427)	(273,353,269)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	1,131,227,742	(291,408,168)	4,206,651,149	(798,680,236)

NET ASSETS

Total increase (decrease) in net assets	4,143,838,828	(1,229,420,757)	14,034,079,825	(6,594,320,511)

Beginning of year	7,548,027,540	8,777,448,297	30,164,091,485	36,758,411,996

End of year	$11,691,866,368	$7,548,027,540	$44,198,171,310	$30,164,091,485

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares S&P 500 Value ETF		iShares S&P Small-Cap 600 Value ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$511,037,793	$503,287,391	$130,876,502	$126,569,524

Net realized gain	2,483,850,832	2,360,039,333	53,059,409	41,006,441

Net change in unrealized appreciation (depreciation)	3,311,268,765	(3,132,333,186)	538,008,192	(885,835,581)

Net increase (decrease) in net assets resulting from operations	6,306,157,390	(269,006,462)	721,944,103	(718,259,616)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(493,782,581)	(505,414,298)	(107,152,234)	(106,591,690)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	3,448,601,067	(635,658,997)	(373,336,015)	(741,070,327)

NET ASSETS

Total increase (decrease) in net assets	9,260,975,876	(1,410,079,757)	241,455,854	(1,565,921,633)

Beginning of year	24,476,275,248	25,886,355,005	6,983,348,052	8,549,269,685

End of year	$33,737,251,124	$24,476,275,248	$7,224,803,906	$6,983,348,052

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 100 ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$187.06	$208.24	$179.83	$118.50	$125.31

Net investment income(a)	2.82	2.66	2.41	2.37	2.48

Net realized and unrealized gain (loss)(b)	60.31	(21.16)	28.36	61.39	(6.58)

Net increase (decrease) from investment operations	63.13	(18.50)	30.77	63.76	(4.10)

Distributions from net investment income(c)	(2.74)	(2.68)	(2.36)	(2.43)	(2.71)

Net asset value, end of year	$247.45	$187.06	$208.24	$179.83	$118.50

Total Return(d)

Based on net asset value	33.98%	(8.80)%	17.14%	54.11%	(3.42)%

Ratios to Average Net Assets(e)

Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.32%	1.48%	1.19%	1.52%	1.86%

Supplemental Data

Net assets, end of year (000)	$11,691,866	$7,548,028	$8,777,448	$6,977,233	$4,852,686

Portfolio turnover rate(f)	3%	3%	2%	8%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

44	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Growth ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)

Net asset value, beginning of year	$63.92	$76.34	$65.08	$41.25	$43.10

Net investment income(b)	0.68	0.60	0.41	0.47	0.60

Net realized and unrealized gain (loss)(c)	20.60	(12.44)	11.27	23.85	(1.68)

Net increase (decrease) from investment operations	21.28	(11.84)	11.68	24.32	(1.08)

Distributions from net investment income(d)	(0.67)	(0.58)	(0.42)	(0.49)	(0.77)

Net asset value, end of year	$84.53	$63.92	$76.34	$65.08	$41.25

Total Return(e)

Based on net asset value	33.49%	(15.48)%	17.94%	59.13%	(2.65)%

Ratios to Average Net Assets(f)

Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	0.95%	0.94%	0.55%	0.82%	1.30%

Supplemental Data

Net assets, end of year (000)	$44,198,171	$30,164,091	$36,758,412	$31,174,756	$22,307,379

Portfolio turnover rate(g)	31%	34%	14%	13%	27%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Value ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$151.79	$155.61	$141.09	$96.29	$112.76

Net investment income(a)	3.16	3.00	2.89	2.83	2.86
Net realized and unrealized gain (loss)(b)	34.93	(3.78)	14.48	44.86	(16.41)

Net increase (decrease) from investment operations	38.09	(0.78)	17.37	47.69	(13.55)

Distributions from net investment income(c)	(3.02)	(3.04)	(2.85)	(2.89)	(2.92)

Net asset value, end of year	$186.86	$151.79	$155.61	$141.09	$96.29

Total Return(d)
Based on net asset value	25.36%	(0.35)%	12.39%	50.10%	(12.34)%

Ratios to Average Net Assets(e)
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	1.93%	2.06%	1.92%	2.39%	2.40%

Supplemental Data
Net assets, end of year (000)	$33,737,251	$24,476,275	$25,886,355	$21,424,451	$14,187,829

Portfolio turnover rate(f)	32%	29%	18%	26%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

46	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P Small-Cap 600 Value ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	(a)	Year Ended 03/31/20 (a)

Net asset value, beginning of year	$93.67	$102.39	$100.53	$50.14		$73.81

Net investment income(b)	1.82	1.62	1.07	1.12		1.10
Net realized and unrealized gain (loss)(c)	8.78	(8.96)	2.32	50.16		(23.45)

Net increase (decrease) from investment operations	10.60	(7.34)	3.39	51.28		(22.35)

Distributions from net investment income(d)	(1.50)	(1.38)	(1.53)	(0.89)		(1.32)

Net asset value, end of year	$102.77	$93.67	$102.39	$100.53		$50.14

Total Return(e)
Based on net asset value	11.46%	(7.08)%	3.38%	103.08	%(f)	(30.75)%

Ratios to Average Net Assets(g)
Total expenses	0.18%	0.18%	0.18%	0.21%		0.25%

Net investment income	1.93%	1.71%	1.04%	1.56%		1.48%

Supplemental Data
Net assets, end of year (000)	$7,224,804	$6,983,348	$8,549,270	$8,806,141		$4,120,917

Portfolio turnover rate(h)	66%	54%	42%	52%		53%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

S&P 100	Diversified
S&P 500 Growth	Diversified

S&P 500 Value	Diversified
S&P Small-Cap 600 Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its

48	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)

S&P 100
Citigroup Global Markets, Inc.	$84,104	$(84,104)	$—	$—

S&P 500 Growth
Barclays Bank PLC	$2,898,936	$(2,898,936)	$—	$—
BNP Paribas SA	5,254	(5,254)	—	—
BofA Securities, Inc.	23,825,266	(23,825,266)	—	—
Citadel Clearing LLC	4,020,498	(4,020,498)	—	—
Citigroup Global Markets, Inc.	67,172,310	(67,172,310)	—	—
Goldman Sachs & Co. LLC	6,182,008	(6,182,008)	—	—
J.P. Morgan Securities LLC	14,556,737	(14,556,737)	—	—
Jefferies LLC	290,677	(290,677)	—	—
Morgan Stanley	22,088	(22,088)	—	—
National Financial Services LLC	32,660,525	(32,660,525)	—	—
Natixis SA	5,045,268	(5,045,268)	—	—
RBC Capital Market LLC	125,035	(125,035)	—	—
Scotia Capital, Inc.	3,838,127	(3,838,127)	—	—
Toronto-Dominion Bank	4,364,584	(4,364,584)	—	—
UBS AG	42,040,096	(42,040,096)	—	—

	$207,047,409	$(207,047,409)	$—	$—

S&P 500 Value
Barclays Bank PLC	$5,837,623	$(5,837,623)	$—	$—
Barclays Capital, Inc.	23,771	(23,771)	—	—
BofA Securities, Inc.	117,216	(117,216)	—	—
Citadel Clearing LLC	5,912,208	(5,912,208)	—	—
Citigroup Global Markets, Inc.	3,985,344	(3,985,344)	—	—
Goldman Sachs & Co. LLC	1,159,907	(1,159,907)	—	—
J.P. Morgan Securities LLC	2,406,175	(2,406,175)	—	—
Morgan Stanley	16,420,754	(16,420,754)	—	—
Natixis SA	1,629,958	(1,629,958)	—	—
RBC Capital Market LLC	22,617,524	(22,617,524)	—	—
Scotia Capital (USA), Inc.	3,894,471	(3,894,471)	—	—
Scotia Capital, Inc.	4,559,684	(4,559,684)	—	—
SG Americas Securities LLC	1,728,425	(1,728,425)	—	—
State Street Bank & Trust Co.	1,483,104	(1,483,104)	—	—
Toronto-Dominion Bank	18,788,233	(18,788,233)	—	—
UBS AG	8,357,330	(8,357,330)	—	—
Virtu Americas LLC	2,173,824	(2,173,824)	—	—
Wells Fargo Bank N.A.	3,885,597	(3,885,597)	—	—
Wells Fargo Securities LLC	277,360	(277,360)	—	—

	$105,258,508	$(105,258,508)	$—	$—

50	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)
S&P Small-Cap 600 Value
Barclays Bank PLC	$16,622,713	$(16,622,713)	$—	$—
Barclays Capital, Inc.	9,300	(9,300)	—	—
BMO Capital Markets Corp.	137,025	(137,025)	—	—
BNP Paribas SA	65,327,653	(65,327,653)	—	—
BofA Securities, Inc.	24,063,183	(24,063,183)	—	—
Citadel Clearing LLC	687,723	(687,723)	—	—
Citigroup Global Markets, Inc.	9,969,505	(9,969,505)	—	—
Goldman Sachs & Co. LLC	59,613,641	(59,613,641)	—	—
J.P. Morgan Securities LLC	27,430,107	(27,430,107)	—	—
Jefferies LLC	2,158,113	(2,158,113)	—	—
Morgan Stanley	43,603,022	(43,603,022)	—	—
National Financial Services LLC	4,503,863	(4,503,863)	—	—
Natixis SA	13,642,790	(13,642,790)	—	—
Nomura Securities International, Inc.	267,300	(267,300)	—	—
RBC Capital Market LLC	42,932,090	(42,932,090)	—	—
Scotia Capital (USA), Inc.	3,584,196	(3,584,196)	—	—
SG Americas Securities LLC	1,832,206	(1,832,206)	—	—
State Street Bank & Trust Co.	244,934	(244,934)	—	—
Toronto-Dominion Bank	1,236,920	(1,230,500)	—	6,420
UBS AG	10,600,656	(10,600,656)	—	—
Virtu Americas LLC	228,399	(228,399)	—	—
Wells Fargo Bank N.A.	4,788,804	(4,788,804)	—	—
Wells Fargo Securities LLC	6,392,073	(6,392,073)	—	—

	$339,876,216	$(339,869,796)	$—	$6,420

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the iShares S&P Small-Cap 600 Value to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

52	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

S&P 100	0.20%
S&P 500 Growth	0.18
S&P 500 Value	0.18

S&P Small-Cap 600 Value	0.18

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

S&P 100	$11,944
S&P 500 Growth	397,115
S&P 500 Value	288,525

S&P Small-Cap 600 Value	750,643

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
S&P 100	$91,023,540	$46,897,660	$(8,185,333)
S&P 500 Growth	5,297,567,538	8,091,949,060	(583,738,212)
S&P 500 Value	7,291,881,703	4,078,712,510	(263,133,208)
S&P Small-Cap 600 Value	2,172,868,585	1,782,815,152	307,238,004

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

S&P 100	$299,734,348	$293,053,982
S&P 500 Growth	10,906,688,118	10,854,659,728
S&P 500 Value	8,462,708,446	8,417,601,442

S&P Small-Cap 600 Value	4,470,883,168	4,376,500,470

For the year ended March 31, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

S&P 100	$4,025,737,187	$2,898,451,584
S&P 500 Growth	10,857,914,493	6,659,946,777
S&P 500 Value	13,219,738,058	9,811,760,178

S&P Small-Cap 600 Value	1,110,433,479	1,477,651,901

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
S&P 100	$1,273,205,930	$(1,273,205,930)
S&P 500 Growth	3,366,447,377	(3,366,447,377)
S&P 500 Value	3,429,347,161	(3,429,347,161)
S&P Small-Cap 600 Value	105,603,260	(105,603,260)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2024	Year Ended March 31, 2023
S&P 100
Ordinary income	$128,201,209	$113,384,492

S&P 500 Growth
Ordinary income	$327,303,427	$273,353,269

S&P 500 Value
Ordinary income	$493,782,581	$505,414,298

S&P Small-Cap 600 Value
Ordinary income	$107,152,234	$106,591,690

54	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
S&P 100	$2,989,848	$(395,802,684)	$2,628,143,009	$2,235,330,173
S&P 500 Growth	9,593,225	(3,670,091,387)	14,332,891,420	10,672,393,258
S&P 500 Value	18,239,194	(2,538,458,762)	3,768,216,045	1,247,996,477
S&P Small-Cap 600 Value	—	(916,055,748)	(172,056,212)	(1,088,111,960)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of realized gains / losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the accounting for swap agreements, the classification of investments and the characterization of corporate actions.

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 100	$9,056,448,008	$2,979,066,342	$(350,923,333)	$2,628,143,009
S&P 500 Growth	30,069,310,854	14,803,831,544	(470,940,124)	14,332,891,420
S&P 500 Value	30,029,446,606	4,611,156,257	(842,940,212)	3,768,216,045
S&P Small-Cap 600 Value	7,748,177,653	700,779,416	(872,835,628)	(172,056,212)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/24		Year Ended 03/31/23
iShares ETF	Shares	Amount	Shares	Amount
S&P 100
Shares sold	19,700,000	$4,039,635,606	6,650,000	$1,223,360,035
Shares redeemed	(12,800,000)	(2,908,407,864)	(8,450,000)	(1,514,768,203)

	6,900,000	$1,131,227,742	(1,800,000)	$(291,408,168)

S&P 500 Growth
Shares sold	140,700,000	$10,873,698,665	65,500,000	$4,123,265,045
Shares redeemed	(89,750,000)	(6,667,047,516)	(75,100,000)	(4,921,945,281)

	50,950,000	$4,206,651,149	(9,600,000)	$(798,680,236)

S&P 500 Value
Shares sold	77,400,000	$13,285,072,289	67,300,000	$9,872,676,861
Shares redeemed	(58,100,000)	(9,836,471,222)	(72,400,000)	(10,508,335,858)

	19,300,000	$3,448,601,067	(5,100,000)	$(635,658,997)

S&P Small-Cap 600 Value
Shares sold	11,850,000	$1,155,662,611	39,800,000	$3,828,377,839
Shares redeemed	(16,100,000)	(1,528,998,626)	(48,750,000)	(4,569,448,166)

	(4,250,000)	$(373,336,015)	(8,950,000)	$(741,070,327)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

56	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

iShares S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Small-Cap 600 Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

58	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Dividend Income
S&P 100	$145,401,503
S&P 500 Growth	378,754,102
S&P 500 Value	514,337,379
S&P Small-Cap 600 Value	90,549,599

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Business Income
S&P 100	$1,737,240
S&P 500 Growth	6,651,068
S&P 500 Value	32,223,892
S&P Small-Cap 600 Value	29,502,259

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
S&P 100	100.00%
S&P 500 Growth	100.00
S&P 500 Value	96.02
S&P Small-Cap 600 Value	83.29

I M P O R T A N T T A X I N F O R M A T I O N	59

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF and iShares S&P Small-Cap 600 Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

60	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2024

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

S&P 100	$2.741591	$—	$—	$2.741591	100%	—%	—%	100%

S&P Small-Cap 600 Value	1.500111	—	—	1.500111	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	61

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

62	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

64	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares
REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	65

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-301-0324

MARCH 31, 2024

2024 Annual Report

iShares Trust

•	iShares Preferred and Income Securities ETF | PFF | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	23.48%	29.88%
U.S. small cap equities (Russell 2000® Index)	19.94	19.71
International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32
Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 29.29%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive backdrop for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

Despite high spending and healthy household balance sheets, consumer sentiment remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. While inflation declined early in the reporting period — decreasing from 4.9% in April 2023 to 3% in June 2023 — it remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast inflation would continue to moderate despite the robust economy.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

4	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Preferred and Income Securities ETF

Investment Objective

The iShares Preferred and Income Securities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated preferred and hybrid securities, as represented by the ICE Exchange-Listed Preferred & Hybrid Securities Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment portfolio similar to the index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	10.14%	3.01%	3.77%	10.14%	15.99%	44.74%
Fund Market	10.28	3.02	3.79	10.28	16.04	45.03
Index	10.69	3.60	4.42	10.69	19.36	54.17

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index returns through January 31, 2019 reflect the performance of the S&P U.S. Preferred Stock Index, which, effective as of February 1 2019, was replaced by the ICE Exchange-Listed Preferred & Hybrid Securities Transition Index as the Underlying Index of the Fund. Index returns from February 1, 2019 through October 31, 2019 reflect the ICE Exchange-Listed Preferred & Hybrid Securities Transition Index. Index returns beginning on November 1, 2019 reflect the performance of the ICE Exchange-Listed Preferred & Hybrid Securities Index, which, effective as of November 1, 2019, replaced the ICE Exchange-Listed Preferred & Hybrid Securities Transition Index as the Underlying Index of the Fund.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,102.70	$ 2.41		$ 1,000.00	$ 1,022.71	$ 2.33		0.46%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	iShares® Preferred and Income Securities ETF

Portfolio Management Commentary

U.S. dollar-denominated preferred stocks posted a solid advance for the reporting period. Preferred stock typically pays a steady stream of dividends; therefore, its value is sensitive to prevailing interest rates. When interest rates rise, the dividends paid on preferred stock become relatively less attractive to investors, which weighs on the value of preferred stock. The Fed raised short-term interest rates twice early in the reporting period; however, it shifted to a more accommodative stance as the reporting period continued. The value of preferred and hybrid securities is also influenced by the financial conditions of the issuing company, and the strong performance of some companies represented in the Index during the reporting period also positively impacted the Index’s return.

The financials sector, representing approximately 66% of the Index on average for the reporting period, contributed the most to the Index’s return. The capital markets industry gained notably as the wider market advanced, boosting the value of the industry’s investments. Mortgage real estate investment trusts (“REITs”) also contributed, as high yields and stabilizing interest rates benefited preferred stock in the industry.

Preferred stock issued by banks also advanced. Because preferred stock is classified as equity rather than debt on balance sheets, banks tend to issue high levels of preferred stock to meet regulatory capital requirements. When the reporting period began, markets were adjusting to the impact of the failure of several large regional banks, and another prominent regional bank failed in May 2023. The uncertainty surrounding the health of regional banks initially drove declines in the industry’s preferred stock. However, the shift in the Fed’s monetary policy bolstered the industry, as investors anticipated that looser financial conditions would benefit regional banks. The real estate sector, particularly REITs, also contributed to performance.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	66.2%
Utilities	9.7
Real Estate	7.9
Communication Services	4.7
Industrials	3.2
Consumer Discretionary	2.6
Energy	1.9
Materials	1.9
Consumer Staples	1.6
Other (each representing less than 1%)	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Wells Fargo & Co., Series L, NVS	2.3%
Albemarle Corp., NVS	1.8
Citigroup Capital XIII, (3-mo. CME Term SOFR + 6.632%), NVS	1.7
Bank of America Corp., Series L, NVS	1.3
Apollo Global Management, Inc.	1.2
NextEra Energy, Inc.	1.0
JPMorgan Chase & Co., Series EE, NVS	1.0
AT&T Inc., Series C, NVS	0.9
JPMorgan Chase & Co., Series DD, NVS	0.9
JPMorgan Chase & Co., Series MM, NVS	0.9

(a)	Excludes money market funds.

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments March 31, 2024	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities

Preferred Stocks — 98.8%

Automobiles — 1.3%
Ford Motor Co. 6.00%	3,089,711	$72,144,752
6.50%, NVS	2,304,259	57,237,794
6.20%	2,785,510	67,270,066

		196,652,612

Banks — 25.2%
Associated Banc-Corp 6.63%	1,162,511	26,458,750
Series E, 5.88%, NVS(a)	391,652	8,256,024
Series F, 5.63%, NVS(a)	388,855	7,815,986
Atlantic Union Bankshares Corp., Series A, 6.88%, NVS(a)	650,572	15,288,442
Banc of California, Inc., Series F, 7.75%, NVS(a)	2,013,624	46,353,625
Bank of America Corp.
Series 02, (3-mo. CME Term SOFR + 0.912%), 6.25%, NVS(a)(b)	609,296	12,917,075
Series 4, (3-mo. CME Term SOFR + 1.012%), 6.35%, NVS(a)(b)	428,233	9,682,348
Series 5, (3-mo. CME Term SOFR + 0.762%), 6.08%, NVS(a)(b)	851,072	18,757,627
Series E, (3-mo. CME Term SOFR + 0.612%), 5.92%, NVS(a)(b)(c)	627,519	14,771,797
Series GG, 6.00%(a)	2,710,307	68,082,912
Series HH, 5.88%, NVS(a)	1,704,462	42,424,059
Series K*, 6.45%	2,102,269	53,250,474
Series KK, 5.38%, NVS(a)	2,773,433	66,423,720
Series L, 7.25%, NVS(a)(d)	156,246	186,517,100
Series LL, 5.00%, NVS(a)(c)	2,608,214	58,476,158
Series NN, 4.38%, NVS(a)	2,152,657	44,409,314
Series PP, 4.13%, NVS(a)	1,819,868	35,378,234
Series QQ, 4.25%, NVS(a)(c)	2,603,581	51,550,904
Series SS, 4.75%, NVS(a)(c)	1,364,483	30,155,074
Bank of Hawaii Corp., Series A, 4.38%, NVS(a)	679,352	10,937,567
Bank OZK, Series A, 4.63%, NVS(a)	1,378,553	24,083,321
Cadence Bank, Series A, 5.50%, NVS(a)	650,572	13,453,829
Citizens Financial Group, Inc.
Series D, 6.35%, NVS(a)	1,188,998	30,141,099
Series E, 5.00%, NVS(a)	1,783,331	38,769,616
ConnectOne Bancorp, Inc., Series A, 5.25%, NVS(a)	453,142	9,062,840
Cullen/Frost Bankers, Inc., Series B, 4.45%, NVS(a)	579,961	11,210,646
Dime Community Bancshares, Inc., 5.50%, NVS(a)	513,779	8,898,652
Fifth Third Bancorp
Series A, 6.00%, NVS(a)	769,352	19,295,348
Series I, (3-mo. CME Term SOFR + 3.972%), 9.30%, NVS(a)(b)(c)	1,749,855	44,201,337
Series K, 4.95%, NVS(a)	988,999	23,261,257
First Citizens BancShares, Inc.
Series A, 5.38%, NVS(a)	1,367,194	31,240,383
Series C, 5.63%, NVS(a)	777,713	18,112,936
First Horizon Corp. 6.50%, NVS(a)	583,284	13,555,520
Series D, 6.10%(a)(c)	385,292	9,736,329
Series F, 4.70%(a)	572,104	9,565,579
Fulton Financial Corp., Series A, 5.13%, NVS(a)(c)	754,504	14,033,774
Hancock Whitney Corp., 6.25%	666,339	16,405,266

Security	Shares	Value

Banks (continued)
Heartland Financial U.S.A., Inc., Series E, 7.00%, NVS(a)	455,677	$11,337,244
Huntington Bancshares, Inc.
Series C, 5.70%, NVS(a)	680,621	15,490,934
Series H, 4.50%, NVS(a)	2,016,382	39,137,975
Series J, 6.88%, NVS(a)	1,246,346	30,485,623
JPMorgan Chase & Co.
Series DD, 5.75%, NVS(a)	5,298,077	132,557,887
Series EE, 6.00%, NVS(a)	5,789,857	145,788,599
Series GG, 4.75%, NVS(a)	2,777,992	62,393,700
Series JJ, 4.55%, NVS(a)	4,669,701	99,978,298
Series LL, 4.63%, NVS(a)	5,776,245	125,806,616
Series MM, 4.20%, NVS(a)(c)	6,243,636	125,871,702
KeyCorp 6.20%, NVS(a)	2,347,771	53,787,434
Series E, 6.13%, NVS(a)	1,944,529	46,552,024
Series F, 5.65%, NVS(a)	1,652,763	35,137,741
Series G, 5.63%, NVS(a)	1,752,567	38,188,435
M&T Bank Corp., Series H, 5.63%, NVS(a)	972,142	22,368,987
Midland States Bancorp, Inc., 7.75%, NVS(a)	444,188	11,189,096
New York Community Bancorp, Inc., Series A., 6.38%, NVS(a)(c)	2,032,573	35,407,422
New York Community Capital Trust V, 6.00%, NVS(d)	300,846	9,876,774
Old National Bancorp
Series A, 7.00%, NVS(a)	419,910	10,627,922
Series C, 7.00%, NVS(a)	471,737	11,920,794
Pinnacle Financial Partners, Inc., Series B, 6.75%, NVS(a)	870,569	20,562,840
Popular Capital Trust II, 6.13%(c)	388,957	9,883,397
Regions Financial Corp.
Series B, 6.38%, NVS(a)	1,920,198	47,121,659
Series C, 5.70%, NVS(a)	2,008,383	47,397,839
Series E, 4.45%, NVS(a)	1,539,079	29,180,938
Synovus Financial Corp.
Series D, (3-mo. CME Term SOFR + 3.614%), 8.91%, NVS(a)(b)	769,362	19,164,807
Series E, 5.88%, NVS(a)	1,382,545	34,065,909
Texas Capital Bancshares, Inc., Series B, 5.75%, NVS(a)	1,235,917	25,175,629
Truist Financial Corp.
Series I, (3-mo. CME Term SOFR + 0.792%), 6.12%, NVS(a)(b)	664,459	14,558,297
Series O, 5.25%, NVS(a)	2,208,228	52,401,250
Series R, 4.75%, NVS(a)(c)	3,565,222	75,939,229
U.S. Bancorp
Series A, (3-mo. CME Term SOFR + 1.282%), 6.60%, NVS(a)(b)	55,528	46,890,620
Series B*, (3-mo. CME Term SOFR + 0.862%), 6.18%, NVS(a)(b)	3,888,725	81,779,887
Series K, 5.50%, NVS(a)	2,235,962	55,138,823
Series L, 3.75%, NVS(a)	1,981,633	34,956,006
Series M, 4.00%, NVS(a)(c)	2,949,034	55,589,291
Series O, 4.50%, NVS(a)	1,777,579	37,169,177
Valley National Bancorp
Series A, 6.25%, NVS(a)(c)	458,263	10,191,769
Series B, (3-mo. LIBOR US + 3.578%), 9.14%, NVS(a)(b)(c)	391,049	8,896,365
WaFd, Inc., Series A, 4.88%, NVS(a)	1,104,696	17,432,103
Webster Financial Corp.
Series F, 5.25%, NVS(a)	577,931	12,067,199
Series G, 6.50%(a)(c)	519,697	12,207,683

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Wells Fargo & Co.
Series AA, 4.70%, NVS(a)	3,244,430	$69,755,245
Series CC, 4.38%, NVS(a)	2,903,074	58,932,402
Series DD, 4.25%, NVS(a)	3,464,382	67,520,805
Series L, 7.50%, NVS(a)(d)	278,627	339,743,833
Series Y, 5.63%, NVS(a)	1,899,204	47,214,211
Series Z, 4.75%, NVS(a)	5,618,484	121,921,103
WesBanco, Inc., Series A, 6.75%, NVS(a)	579,961	13,843,669
Western Alliance Bancorp, Series A, 4.25%, NVS(a)	1,173,979	21,131,622
Wintrust Financial Corp.
Series D, 6.50%, NVS(a)	480,014	11,208,327
Series E, 6.88%, NVS(a)(c)	1,139,233	28,196,017
Zions Bancorp N.A., Series G, (3-mo. LIBOR US + 4.240%), 9.83%, NVS(a)(b)	533,136	13,493,672

		3,747,571,752
Broadline Retail — 0.8%
Dillard’s Capital Trust I, 7.50%	782,272	20,127,859
Qurate Retail, Inc., 8.00%	1,239,845	61,645,093
QVC, Inc. 6.25%	1,937,508	27,105,737
6.38%	894,708	12,830,113

		121,708,802
Capital Markets — 11.1%
Affiliated Managers Group, Inc. 4.20%	799,178	14,057,541
4.75%	1,092,869	20,983,085
5.88%	1,195,720	28,338,564
B Riley Financial, Inc. 6.50%	695,066	12,657,152
6.00%	1,039,216	15,993,534
5.50%(c)	837,662	15,965,838
5.25%(c)	1,595,108	22,060,344
5.00%	1,259,865	20,762,575
6.75%	5,804	143,707
6.38%	563,910	12,969,930
Brookfield Finance I UK PLC, 4.50%(a)	908,798	14,731,616
Brookfield Finance, Inc., Series 50, 4.63%, NVS	1,591,000	28,638,000
Brookfield Oaktree Holdings LLC
Series A, 6.63%, NVS(a)	700,040	16,730,956
Series B, 6.55%, NVS(a)	913,887	21,183,901
Carlyle Finance LLC, 4.63%, NVS	1,859,260	36,274,163
Charles Schwab Corp. (The)
Series D, 5.95%, NVS(a)(c)	2,916,584	73,672,912
Series J, 4.45%, NVS(a)(c)	2,304,265	49,311,271
Crescent Capital BDC, Inc., 5.00%	429,149	10,278,119
Gladstone Investment Corp. 5.00%, NVS	492,074	11,918,032
4.88%	524,198	12,051,312
Goldman Sachs Group, Inc. (The)
Series A, (3-mo. CME Term SOFR + 1.012%), 6.31%, NVS(a)(b)	2,916,584	66,702,276
Series C, (3-mo. CME Term SOFR + 1.012%), 6.31%, NVS(a)(b)	777,713	18,144,044
Series D, (3-mo. CME Term SOFR + 0.932%), 6.23%, NVS(a)(b)	5,184,258	118,875,036
Series K, 6.38%(a)	2,723,375	69,364,361
KKR Group Finance Co. IX LLC, 4.63%, NVS	1,856,554	37,038,252
Morgan Stanley
Series A, (3-mo. CME Term SOFR + 0.962%), 6.28%(a)(b)	4,168,416	94,623,043
Series E, 7.13%, NVS(a)(b)	3,265,298	82,448,775

Security	Shares	Value

Capital Markets (continued)
Morgan Stanley
Series F, 6.88%, NVS(a)(b)	3,188,116	$80,212,999
Series I, 6.38%, NVS(a)(b)	3,747,066	93,301,943
Series K, 5.85%, NVS(a)(b)	3,748,367	93,671,691
Series L, 4.88%, NVS(a)	1,806,454	42,126,507
Series O, 4.25%, NVS(a)	4,927,946	99,248,832
Series P, 6.50%, NVS(a)	3,788,666	99,679,802
New Mountain Finance Corp., 8.25%	455,682	11,765,709
Northern Trust Corp., Series E, 4.70%, NVS(a)	1,549,941	34,982,168
Prospect Capital Corp., Series A, 5.35%(a)	528,953	10,097,713
Saratoga Investment Corp., Series 2027, 6.00%	412,405	9,980,201
State Street Corp., Series G, 5.35%, NVS(a)(b)	1,944,529	47,621,515
Stifel Financial Corp. 5.20%	875,050	20,773,687
Series B, 6.25%, NVS(a)	622,123	15,447,314
Series C, 6.13%, NVS(a)	891,741	22,338,112
Series D, 4.50%, NVS(a)	1,183,362	22,862,554
Trinity Capital, Inc., 7.00%	707,355	17,768,758

		1,647,797,844
Chemicals — 1.8%
Albemarle Corp., 7.25%, NVS(d)	4,411,050	260,251,950
EIDP, Inc., Series B, 4.50%, NVS(a)	169,361	12,419,242

		272,671,192

Commercial Services & Supplies — 0.2%
Pitney Bowes, Inc., 6.70%	1,603,244	29,900,501

Consumer Finance — 3.1%
Atlanticus Holdings Corp., 6.13%	569,167	13,033,924
Capital One Financial Corp.
Series I, 5.00%, NVS(a)	5,776,930	118,195,988
Series J, 4.80%, NVS(a)	4,666,996	90,819,742
Series K, 4.63%, NVS(a)	423,433	8,091,805
Series L, 4.38%, NVS(a)	2,623,336	47,954,582
Series N, 4.25%, NVS(a)(c)	1,636,625	29,442,884
Navient Corp., 6.00%	1,182,800	25,193,640
SLM Corp., Series B, (3-mo. CME Term SOFR + 1.962%), 7.29%(a)(b)	243,939	18,575,955
Synchrony Financial
Series A, 5.63%, NVS(a)	2,893,285	54,538,422
Series B, 8.25%, NVS(a)	1,917,800	47,964,178

		453,811,120

Diversified REITs — 0.5%
Armada Hoffler Properties, Inc., Series A, 6.75%, NVS(a)	627,545	13,824,816
EPR Properties
Series C, 5.75%, NVS(a)(d)	517,137	9,804,918
Series E, 9.00%, NVS(a)(d)	334,902	9,062,448
Global Net Lease, Inc.
Series A, 7.25%, NVS(a)	622,413	12,616,311
Series B, 6.88%(a)	419,620	7,930,818
Series D, 7.50%, NVS(a)	726,317	15,368,868
LXP Industrial Trust, Series C, 6.50%, NVS(a)(d)	178,057	8,256,503

		76,864,682

Diversified Telecommunication Services — 3.3%
AT&T Inc.
5.35%	4,959,025	116,537,087
5.63%	3,189,154	77,911,032
Series A, 5.00%, NVS(a)	4,616,060	98,599,042
Series C, 4.75%, NVS(a)	6,646,268	133,656,449

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2024	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Qwest Corp. 6.75%	2,623,868	$25,608,952
6.50%, NVS	3,764,917	36,707,941

		489,020,503
Electric Utilities — 6.4%
BIP Bermuda Holdings I Ltd., 5.13%(a)	1,180,872	23,121,474
Brookfield BRP Holdings Canada, Inc. 4.63%, NVS(a)	1,360,044	23,120,748
4.88%(a)	1,009,469	17,423,435
Brookfield Infrastructure Finance ULC, 5.00%	972,339	17,900,761
Duke Energy Corp. 5.63%	1,925,997	47,302,486
Series A, 5.75%, NVS(a)	3,840,264	95,430,560
Entergy Arkansas LLC, 4.88%	1,595,278	36,101,141
Entergy Louisiana LLC, 4.88%	1,050,466	23,761,541
Entergy Mississippi LLC, 4.90%	1,010,810	23,440,684
Georgia Power Co., Series 2017, 5.00%	1,046,070	25,775,165
NextEra Energy Capital Holdings, Inc., Series N, 5.65%	2,663,008	65,616,517
NextEra Energy, Inc., 6.93%(c)(d)	3,844,014	149,647,465
Pacific Gas & Electric Co., Series A, 6.00%(a)	433,966	10,610,469
SCE Trust II, 5.10%, NVS(a)	864,210	18,485,452
SCE Trust III, Series H, (3-mo. CME Term SOFR + 3.252%), 8.58%, NVS(a)(b)	1,059,325	26,928,042
SCE Trust IV, Series J, 5.38%, NVS(a)(c)	1,280,020	30,093,270
SCE Trust V, Series K, 5.45%, NVS(a)	1,155,369	27,786,625
SCE Trust VI, 5.00%, NVS(a)	1,865,887	39,183,627
SCE Trust VII, Series M, 7.50%(a)(c)	2,106,022	56,083,366
Southern Co. (The) 5.25%	1,733,260	42,274,211
Series 2020, 4.95%	3,877,963	89,154,369
Series C, 4.20%	2,925,931	58,928,250

		948,169,658
Electrical Equipment — 0.2%
Babcock & Wilcox Enterprises, Inc. 6.50%	584,640	8,149,882
8.13%	743,092	12,149,554
Series A, 7.75%, NVS(a)	776,006	8,155,823

		28,455,259
Entertainment — 0.0%
Chicken Soup For The Soul Entertainment, Inc., Series A, NVS, 9.75%(a)	575,534	282,012

Financial Services — 5.7%
Apollo Global Management, Inc. 6.75%(d)	2,760,225	175,964,344
7.63%(c)	2,304,258	60,947,624
Citigroup Capital XIII, (3-mo. CME Term SOFR + 6.632%), 11.95%, NVS(b)	8,641,075	254,652,480
Compass Diversified Holdings
Series A, 7.25%, NVS(a)	390,621	9,863,180
Series B, 7.88%, NVS(a)	400,236	10,085,947
Series C, 7.88%, NVS(a)	446,200	11,208,544
Equitable Holdings, Inc.
Series A, 5.25%, NVS(a)	3,017,795	68,896,260
Series C, 4.30%(a)	1,109,362	20,534,291
Federal Agricultural Mortgage Corp.
Series D, 5.70%, NVS(a)	394,356	9,464,544
Series F, 5.25%, NVS(a)	463,393	10,143,673
Series G, 4.88%, NVS(a)	483,501	9,848,915
Jackson Financial, Inc., 8.00%(a)	2,074,732	55,125,629

Security	Shares	Value

Financial Services (continued)
Merchants Bancorp 8.25%, NVS(a)	552,513	$14,083,556
Series B, 6.00%, NVS(a)	416,287	9,965,911
Series C, 6.00%, NVS(a)	767,348	16,421,247
National Rural Utilities Cooperative Finance Corp., Series US, 5.50%	960,182	23,812,514
NewtekOne, Inc., 5.50%	454,112	11,044,004
TPG Operating Group II LP, 6.95%, NVS	1,534,285	40,321,010
Voya Financial, Inc., Series B, 5.35%, NVS(a)	1,164,141	27,531,935

		839,915,608
Food Products — 1.6%
CHS, Inc. 8.00%, NVS(a)	1,181,589	36,735,602
Series 1, 7.88%, NVS(a)	2,066,296	55,397,396
Series 2, 9.86%, NVS(a)	1,617,425	42,376,535
Series 3, 6.75%, NVS(a)	1,896,523	47,640,658
Series 4, 7.50%(a)	1,993,158	51,224,160

		233,374,351
Gas Utilities — 0.3%
Entergy New Orleans LLC, 5.50%	430,591	10,360,019
Spire, Inc., Series A, 5.90%, NVS(a)	978,221	24,152,277
UGI Corp., 7.25%(d)	216,412	12,582,194

		47,094,490
Health Care Providers & Services — 0.2%
BrightSpring Health Services, Inc., 6.75%, NVS(d)	723,019	32,593,696

Health Care REITs — 0.2%
Diversified Healthcare Trust 6.25%, NVS	988,895	15,189,427
5.63%	1,388,082	19,877,334

		35,066,761
Health Care Technology — 0.0%
CareCloud, Inc., Series A, 11.00%, NVS(a)	453,119	2,723,245

Hotel & Resort REITs — 0.9%
Braemar Hotels & Resorts, Inc., Series B, 5.50%, NVS(a)(c)(d)	291,053	3,990,686
Chatham Lodging Trust, Series A, 6.63%, NVS(a)	427,053	9,305,485
DiamondRock Hospitality Co., 8.25%, NVS(a)	427,555	10,770,110
Pebblebrook Hotel Trust
Series E, 6.38%, NVS(a)(c)	391,025	8,094,217
Series F, 6.30%, NVS(a)	551,705	11,254,782
Series G, 6.38%, NVS(a)	850,985	17,538,801
Series H, 5.70%, NVS(a)	775,280	14,575,264
RLJ Lodging Trust, Series A, 1.95%(a)(d)	1,220,030	29,878,535
Summit Hotel Properties, Inc.
Series E, 6.25%, NVS(a)	583,537	12,003,356
Series F, 5.88%, NVS(a)(c)	347,731	6,805,096
Sunstone Hotel Investors, Inc.
Series H, 6.13%(a)	411,222	8,722,019
Series I, 5.70%, NVS(a)	324,989	6,454,281

		139,392,632
Hotels, Restaurants & Leisure — 0.1%
FAT Brands, Inc., Series B, NVS, 8.25%	719,669	11,241,230

Independent Power and Renewable Electricity Producers — 0.4%
Brookfield Renewable Partners LP, Series 17, 5.25%, NVS(a)	764,900	13,944,127
Tennessee Valley Authority
Series A, (30-yr. CMT + 0.840%), 2.22%(b)(c)	809,872	17,800,987
Series D, (30-yr. CMT + 0.940%), 2.13%(b)	991,662	21,935,563

		53,680,677

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 0.1%
Steel Partners Holdings LP, Series A, 6.00%, NVS	612,335	$14,732,780

Insurance — 14.1%
AEGON Funding Co. LLC, 5.10%, NVS	3,557,969	77,101,188
Allstate Corp. (The)
(3-mo. CME Term SOFR + 3.427%), 8.74%, NVS(b)	1,925,997	49,267,003
Series H, 5.10%, NVS(a)	4,416,381	99,103,590
Series I, 4.75%, NVS(a)	1,182,738	26,812,670
Series J, 7.38%(a)	2,310,658	62,041,167
American Equity Investment Life Holding Co.
Series A, 5.95%, NVS(a)	1,571,015	38,065,693
Series B, 6.63%, NVS(a)	1,177,831	28,538,845
American Financial Group, Inc. 5.88%	499,507	12,292,867
4.50%	789,401	17,090,532
5.63%	599,704	14,884,653
5.13%	776,250	17,752,838
Arch Capital Group Ltd.
Series F, 5.45%, NVS(a)	1,294,700	30,593,761
Series G, 4.55%(a)	1,951,517	40,376,887
Argo Group International Holdings, Inc., 7.00%, NVS(a)	602,715	14,428,997
Argo Group U.S., Inc., 6.50%(c)	564,754	12,819,916
Aspen Insurance Holdings Ltd. 5.63%, NVS(a)	1,060,339	21,641,519
5.63%, NVS(a)	862,463	17,637,368
(3-mo. LIBOR US + 4.060%), 9.65%, NVS(a)(b)	1,081,201	27,376,009
Assurant, Inc., 5.25%	956,489	21,807,949
Athene Holding Ltd. 7.25%, NVS	2,205,478	56,195,579
Series A, 6.35%, NVS(a)	3,312,393	78,934,325
Series B, 5.63%, NVS(a)	1,355,112	29,419,482
Series C, 6.38%, NVS(a)	2,338,691	58,139,858
Series D, 4.88%(a)	2,243,780	41,711,870
Series E, 7.75%, NVS(a)	1,951,024	50,941,237
Axis Capital Holdings Ltd., Series E, 5.50%, NVS(a)	2,153,612	48,822,384
Brighthouse Financial, Inc. 6.25%	1,469,989	33,692,148
Series A, 6.60%, NVS(a)	1,662,093	40,538,448
Series B, 6.75%, NVS(a)	1,581,174	39,608,409
Series C, 5.38%(a)	2,251,981	46,210,650
Series D, 4.63%, NVS(a)	1,385,465	23,525,196
CNO Financial Group, Inc., 5.13%	578,211	12,610,782
Enstar Group Ltd.
Series D, 7.00%, NVS(a)	1,561,185	39,107,684
Series E, 7.00%, NVS(a)	423,416	10,581,166
F&G Annuities & Life, Inc., 7.95%, NVS	1,327,179	34,719,003
Globe Life, Inc., 4.25%, NVS	1,296,400	26,926,228
Hartford Financial Services Group, Inc. (The), Series G, 6.00%, NVS(a)	1,355,561	34,349,916
Kemper Corp., 5.88%	597,767	13,993,726
Lincoln National Corp., Series D, 9.00%(a)	1,886,039	51,998,095
Maiden Holdings Ltd., 6.63%	464,052	7,740,387
Maiden Holdings North America Ltd., 7.75%	600,953	11,021,478
MetLife, Inc.
Series A, (3-mo. CME Term SOFR + 1.262%), 6.59%, NVS(a)(b)	2,325,655	55,513,385
Series E, 5.63%, NVS(a)(c)	3,091,357	74,254,395
Series F, 4.75%, NVS(a)	3,776,553	80,440,579
PartnerRe Ltd., Series J, 4.88%, NVS(a)	803,652	17,342,810

Security	Shares	Value

Insurance (continued)
Prudential Financial, Inc.
5.95%	1,164,328	$29,865,013
5.63%	2,148,721	53,803,974
4.13%, NVS	1,944,529	39,435,048
Reinsurance Group of America, Inc.
7.13%	2,688,258	69,599,000
5.75%, NVS	1,560,852	39,021,300
RenaissanceRe Holdings Ltd.
Series F, 5.75%, NVS(a)	987,096	24,381,271
Series G, 4.20%, NVS(a)	1,957,019	37,046,370
Selective Insurance Group, Inc., Series B, 4.60%(a)	805,223	15,186,506
SiriusPoint Ltd., Series B, 8.00%, NVS(a)	794,186	20,108,790
Unum Group, 6.25%	1,175,106	29,483,410
W R Berkley Corp. 5.70%	642,985	16,183,932
5.10%	1,179,472	26,726,836
4.13%	1,182,957	23,055,832
4.25%	990,134	19,931,397

		2,091,801,351
IT Services — 0.0%
Exela Technologies, Inc., Series B, 6.00%(a)(d)	292,013	589,866

Leisure Products — 0.3%
Brunswick Corp. 6.50%	661,064	16,447,272
6.63%	493,377	12,275,220
6.38%	900,735	22,851,647

		51,574,139
Machinery — 0.7%
Chart Industries, Inc., Series B, 6.75%, NVS(c)(d)	774,683	49,742,396
RBC Bearings, Inc., Series A, 5.00%, NVS(c)(d)	441,635	53,919,217

		103,661,613
Marine Transportation — 0.1%
Global Ship Lease, Inc., 8.75%, NVS(a)	424,935	11,048,310

Media — 0.1%
Liberty Broadband Corp., Series A, 7.00%(a)	705,093	16,428,667

Mortgage Real Estate Investment Trusts (REITs) — 6.2%
ACRES Commercial Realty Corp.
Series C, 8.63%(a)	432,635	10,435,156
Series D, 7.88%, NVS(a)	406,984	8,754,226
AGNC Investment Corp.
Series C, (3-mo. CME Term SOFR + 5.373%), 10.69%, NVS(a)(b)	1,220,747	30,677,372
Series D, 6.88%, NVS(a)	871,788	21,402,395
Series E, 6.50%, NVS(a)	1,511,899	36,376,290
Series F, 6.13%, NVS(a)	2,140,815	49,153,112
Series G, 7.75%, NVS(a)	544,811	12,966,502
Annaly Capital Management, Inc.
Series F, (3-mo. CME Term SOFR + 5.255%), 10.55%, NVS(a)(b)	2,696,818	67,717,100
Series G, (3-mo. CME Term SOFR + 4.434%), 9.74%, NVS(a)(b)	1,570,077	38,796,603
Series I, 6.75%, NVS(a)	1,606,361	39,885,944
Arbor Realty Trust, Inc.
Series D, 6.38%, NVS(a)	828,924	16,213,753
Series E, 6.25%, NVS(a)	488,564	9,526,998
Series F, 6.25%, NVS(a)	998,281	20,225,173
ARMOUR Residential REIT, Inc., Series C, 7.00%(a)	621,193	12,951,874

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2024	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Chimera Investment Corp.
Series A, 8.00%, NVS(a)	524,812	$11,036,796
Series B, (3-mo. LIBOR US + 5.791%), 11.35%, NVS(a)(b)	1,214,756	29,943,735
Series C, 7.75%, NVS(a)	961,651	19,713,846
Series D, (3-mo. LIBOR US + 5.338%), 10.90%, NVS(a)(b)	736,479	18,220,490
Dynex Capital, Inc., Series C, 6.90%, NVS(a)	441,950	10,871,970
Ellington Financial, Inc. 6.75%, NVS(a)	412,740	9,699,390
Series B, 6.25%, NVS(a)(c)	428,537	8,729,299
Series C, 8.63%(a)(c)	359,276	8,579,511
Franklin BSP Realty Trust, Inc., Series E, 7.50%, NVS(a)	956,975	19,522,290
Granite Point Mortgage Trust, Inc., Series A, 7.00%, NVS(a)	738,576	13,405,154
Great Ajax Corp., 7.25%, NVS(d)	461,279	11,490,460
Invesco Mortgage Capital, Inc.
Series B, 7.75%, NVS(a)	389,811	8,770,748
Series C, 7.50%, NVS(a)	684,763	15,140,110
KKR Real Estate Finance Trust, Inc., Series A, 6.50%, NVS(a)	1,217,841	21,470,537
MFA Financial, Inc. 8.88%, NVS	456,925	11,706,419
Series B, 7.50%, NVS(a)	732,417	15,161,032
Series C, 6.50%, NVS(a)	1,021,427	22,655,251
New York Mortgage Trust, Inc.
Series D, 8.00%, NVS(a)	552,887	11,992,119
Series E, 7.88%, NVS(a)	645,115	14,818,292
Series F, 6.88%, NVS(a)	491,239	9,878,816
PennyMac Mortgage Investment Trust
Series A, 8.13%, NVS(a)(b)	412,739	9,559,035
Series B, 8.00%, NVS(a)(b)	716,478	16,658,114
Series C, 6.75%, NVS(a)	923,250	17,578,680
Ready Capital Corp. 6.20%(c)	427,777	10,394,981
5.75%	840,559	20,417,178
Series E, 6.50%, NVS(a)	409,247	7,534,237
Rithm Capital Corp.
Series A, 7.50%, NVS(a)	566,957	13,845,090
Series B, 7.13%(a)	1,049,947	25,639,706
Series C, 6.38%, NVS(a)	1,495,703	33,832,802
Series D, 7.00%, NVS(a)	1,721,113	38,690,620
TPG RE Finance Trust, Inc., Series C, 6.25%, NVS(a)(c)	732,124	11,853,088
Two Harbors Investment Corp.
Series A, 8.13%, NVS(a)	453,861	10,402,494
Series B, 7.63%, NVS(a)	950,878	21,603,948
Series C, 7.25%, NVS(a)	905,490	20,690,446

		926,589,182
Multi-Utilities — 2.6%
Algonquin Power & Utilities Corp. 7.75%(c)(d)	2,237,161	47,964,732
Series 19-A, 6.20%, NVS	1,341,966	33,549,150
Brookfield Infrastructure Partners LP
Series 13, 5.13%, NVS(a)	769,989	13,967,600
Series 14, 5.00%, NVS(a)	774,856	13,761,443
CMS Energy Corp. 5.88%	2,417,801	59,888,931
5.88%, NVS	1,075,352	26,034,272
5.63%	777,541	19,096,407
Series C, 4.20%, NVS(a)	888,481	18,071,703

Security	Shares	Value

Multi-Utilities (continued)
DTE Energy Co. 4.38%(c)	1,088,237	$22,156,505
Series E, 5.25%(c)	1,546,420	38,273,895
Series G, 4.38%	894,621	18,429,193
Sempra, 5.75%	2,931,504	70,180,206

		381,374,037
Office REITs — 0.9%
City Office REIT, Inc., Series A, 6.63%, NVS(a)	391,769	6,875,546
Equity Commonwealth, Series D, 6.50%, NVS(a)(d)	442,039	11,050,975
Hudson Pacific Properties, Inc., Series C, 4.75%, NVS(a)	1,577,183	21,796,669
Office Properties Income Trust, 6.38%	480,334	5,226,034
SL Green Realty Corp., Series I, 6.50%, NVS(a)	705,277	16,045,052
Vornado Realty Trust
Series L, 5.40%, NVS(a)	1,117,316	16,793,259
Series M, 5.25%, NVS(a)	1,178,464	18,030,499
Series N, 5.25%, NVS(a)	1,103,966	16,647,807
Series O, 4.45%, NVS(a)(c)	1,101,172	14,006,908

		126,472,749
Oil, Gas & Consumable Fuels — 1.9%
El Paso Energy Capital Trust I, 4.75%(d)	446,638	21,420,758
Energy Transfer LP, Series E, 7.60%, NVS(a)	3,072,321	77,729,721
NGL Energy Partners LP, Series B, (3-mo. CME Term SOFR + 7.475%), 12.79%, NVS(a)(b)	1,216,513	35,753,317
NuStar Energy LP
Series A, (3-mo. CME Term SOFR + 7.028%), 12.36%, NVS(a)(b)	887,001	22,937,846
Series B, (3-mo. CME Term SOFR + 5.905%), 11.23%, NVS(a)(b)	1,518,299	38,352,233
Series C, (3-mo. LIBOR US + 6.880%), 12.47%, NVS(a)(b)	688,778	17,481,186
NuStar Logistics LP, (3-mo. CME Term SOFR + 6.996%), 12.31%(b)	1,545,814	38,830,848
Seapeak LLC 9.00%, NVS(a)	480,875	12,214,225
Series B, 8.50%, NVS(a)	654,129	16,451,344

		281,171,478
Professional Services — 0.3%
Clarivate PLC, Series A, 5.25%(d)	1,419,854	42,198,061

Real Estate Management & Development — 1.0%
Brookfield Property Partners LP 6.25%	2,628,020	40,891,991
Series A, 5.75%, NVS(a)	1,107,461	14,131,202
Series A-1, 6.50%, NVS(a)	708,091	11,152,433
Series A2, 6.38%, NVS(a)	966,401	13,925,838
DigitalBridge Group, Inc.
Series H, 7.13%, NVS(a)	775,645	18,157,850
Series I, 7.15%, NVS(a)	1,208,865	28,142,377
Series J, 7.13%, NVS(a)(c)	1,085,625	25,468,763

		151,870,454
Residential REITs — 0.3%
American Homes 4 Rent
Series G, 5.88%, NVS(a)	410,940	9,447,510
Series H, 6.25%, NVS(a)	445,678	10,834,432
UMH Properties, Inc., Series D, 6.38%, NVS(a)	1,030,727	23,315,045

		43,596,987
Retail REITs — 0.9%
Agree Realty Corp., Series A, 4.25%, NVS(a)	633,541	11,239,017
Cedar Realty Trust, Inc., Series C, 6.50%, NVS(a)	446,751	5,637,998

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Federal Realty Investment Trust, Series C, 5.00%, NVS(a)(c)	542,618	$11,910,465
Kimco Realty Corp.
Series L, 5.13%, NVS(a)(c)	821,936	18,805,896
Series M, 5.25%, NVS(a)	972,720	22,275,288
Realty Income Corp., Series A, 6.00%, NVS(a)	634,788	15,698,307
Regency Centers Corp.
Series A, 6.25%, NVS(a)	444,871	10,756,981
Series B, 5.88%, NVS(a)(c)	456,179	10,701,959
Saul Centers, Inc., Series E, 6.00%, NVS(a)(c)	389,661	8,323,159
SITE Centers Corp., Series A, 6.38%, NVS(a)	639,620	14,423,431

		129,772,501
Software — 0.1%
Synchronoss Technologies, Inc., 8.38%	570,226	12,117,302

Specialized REITs — 3.1%
Digital Realty Trust, Inc.
Series J, 5.25%, NVS(a)	733,910	16,182,716
Series K, 5.85%, NVS(a)(c)	774,432	18,261,107
Series L, 5.20%, NVS(a)	1,290,171	28,280,548
EPR Properties, Series G, 5.75%, NVS(a)	540,618	10,293,367
Gladstone Land Corp., Series B, 6.00%(a)	551,865	11,059,375
National Storage Affiliates Trust, Series A, 6.00%, NVS(a)	825,322	18,916,380
Public Storage
Series F, 5.15%, NVS(a)	1,093,720	26,314,903
Series G, 5.05%, NVS(a)(c)	1,172,435	28,630,863
Series H, 5.60%(a)	1,113,435	27,323,695
Series I, 4.88%, NVS(a)(c)	1,232,635	28,079,425
Series J, 4.70%, NVS(a)	1,010,816	21,722,436
Series K, 4.75%, NVS(a)	898,941	19,453,083
Series L, 4.63%, NVS(a)(c)	2,207,770	47,224,200
Series M, 4.13%, NVS(a)(c)	898,639	17,424,610
Series N, 3.88%, NVS(a)(c)	1,105,670	19,691,983
Series O, 3.90%, NVS(a)	666,213	11,925,213
Series P, 4.00%, NVS(a)(c)	2,352,768	43,526,208
Series Q, 3.95%, NVS(a)	575,662	10,430,995
Series R, 4.00%, NVS(a)(c)	1,694,965	31,322,953
Series S, 4.10%, NVS(a)	975,555	18,428,234

		454,492,294

Textiles, Apparel & Luxury Goods — 0.0%
Fossil Group, Inc., 7.00%	585,017	6,581,441

Trading Companies & Distributors — 1.4%
Air Lease Corp., Series A, (3-mo. CME Term SOFR + 3.912%), 6.15%, NVS(a)(b)	969,810	25,156,871
FTAI Aviation Ltd.
Series A, NVS, 8.25%(a)	408,559	10,246,660
Series B, NVS, 8.00%(a)(c)	483,473	12,135,172
Series C, NVS, 8.25%(a)	446,928	11,316,217
Textainer Group Holdings Ltd. 7.00%, NVS(a)	580,605	14,567,380

Security	Shares	Value

Trading Companies & Distributors (continued)
Textainer Group Holdings Ltd. Series B, 6.25%, NVS(a)	580,692	$14,575,369
Triton International Ltd. 8.00%, NVS(a)	553,684	13,952,837
7.38%, NVS(a)	674,033	16,635,134
6.88%, NVS(a)	577,945	13,876,459
Series E, 5.75%, NVS(a)	674,033	13,372,815
WESCO International, Inc., Series A, 10.63%, NVS(a)	2,067,751	54,402,529

		200,237,443
Transportation Infrastructure — 0.2%
Atlas Corp.
Series D, 7.95%(a)(c)	496,031	12,202,363
Series H, 7.88%, NVS(a)	875,344	21,314,626

		33,516,989
Wireless Telecommunication Services — 1.2%
Telephone & Data Systems, Inc.
Series UU, 6.63%, NVS(a)	1,644,919	30,299,408
Series VV, 6.00%, NVS(a)	2,700,236	43,176,774
United States Cellular Corp. 6.25%(c)	1,948,388	37,642,856
5.50%(c)	1,946,013	35,067,154
5.50%	1,947,237	35,244,990

		181,431,182

Total Long-Term Investments — 98.8% (Cost: $16,453,955,554)		14,669,247,453

Short-Term Securities

Money Market Funds — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(e)(f)(g)	142,154,464	142,225,542
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(e)(f)	406,927,713	406,927,713

Total Short-Term Securities — 3.7% (Cost: $549,140,431)		549,153,255

Total Investments — 102.5% (Cost: $17,003,095,985)		15,218,400,708
Liabilities in Excess of Other Assets — (2.5)%		(374,352,254)

Net Assets — 100.0%		$14,844,048,454

(a)	Perpetual security with no stated maturity date.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	All or a portion of this security is on loan.
(d)	Convertible security.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2024	iShares® Preferred and Income Securities ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$175,105,163	$—		$(32,872,002)	(a)	$64,799	$(72,418)	$142,225,542	142,154,464	$2,436,889	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	231,214,441	175,713,272	(a)	—		—	—	406,927,713	406,927,713	8,041,315		—

						$64,799	$(72,418)	$549,153,255		$10,478,204		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Preferred Securities
Preferred Stocks	$14,669,247,453	$—	$—	$14,669,247,453
Short-Term Securities
Money Market Funds	549,153,255	—	—	549,153,255

	$15,218,400,708	$—	$—	$15,218,400,708

See notes to financial statements.

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

March 31, 2024

iShares Preferred and Income Securities ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$14,669,247,453
Investments, at value — affiliated(c)	549,153,255
Cash	7,795,912
Receivables:
Investments sold	197,163,148
Securities lending income — affiliated	289,509
Capital shares sold	2,321,390
Dividends — unaffiliated	72,469,136
Dividends — affiliated	1,242,345

Total assets	15,499,682,148

LIABILITIES
Collateral on securities loaned	142,105,130
Payables:
Investments purchased	507,891,919
Investment advisory fees	5,636,645

Total liabilities	655,633,694

Commitments and contingent liabilities

NET ASSETS	$14,844,048,454

NET ASSETS CONSIST OF:
Paid-in capital	$18,989,740,007
Accumulated loss	(4,145,691,553)

NET ASSETS	$14,844,048,454

NET ASSET VALUE
Shares outstanding	461,750,000

Net asset value	$32.15

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$16,453,955,554

(b) Securities loaned, at value	$122,704,071

(c) Investments, at cost — affiliated	$549,140,431

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statement of Operations

Year Ended March 31, 2024

iShares Preferred and Income Securities ETF

INVESTMENT INCOME
Dividends — unaffiliated	$919,327,053
Dividends — affiliated	8,041,315
Interest — unaffiliated	257,978
Securities lending income — affiliated — net	2,436,889
Foreign taxes withheld	(1,559,188)

Total investment income	928,504,047

EXPENSES
Investment advisory	60,487,603
Interest expense	92,361

Total expenses	60,579,964

Net investment income	867,924,083

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(439,762,770)
Investments — affiliated	64,799
In-kind redemptions — unaffiliated(a)	24,045,050

(415,652,921)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	846,542,765
Investments — affiliated	(72,418)

846,470,347

Net realized and unrealized gain	430,817,426

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,298,741,509

(a)  See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Preferred and Income Securities ETF

	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$867,924,083	$851,776,239
Net realized loss	(415,652,921)	(249,407,839)
Net change in unrealized appreciation (depreciation)	846,470,347	(2,167,214,408)

Net increase (decrease) in net assets resulting from operations	1,298,741,509	(1,564,846,008)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(870,372,798)	(887,370,473)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,433,710,878	(2,277,562,637)

NET ASSETS
Total increase (decrease) in net assets	1,862,079,589	(4,729,779,118)
Beginning of year	12,981,968,865	17,711,747,983

End of year	$14,844,048,454	$12,981,968,865

(a)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Financial Highlights

(For a share outstanding throughout each period)

	iShares Preferred and Income Securities ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$31.18	$36.39	$38.27	$31.50	$36.47

Net investment income(a)	2.02	1.90	1.75	1.81	1.93
Net realized and unrealized gain (loss)(b)	0.99	(5.13)	(1.94)	6.78	(4.93)

Net increase (decrease) from investment operations	3.01	(3.23)	(0.19)	8.59	(3.00)

Distributions from net investment income(c)	(2.04)	(1.98)	(1.69)	(1.82)	(1.97)

Net asset value, end of year	$32.15	$31.18	$36.39	$38.27	$31.50

Total Return(d)
Based on net asset value	10.14%	(8.99)%	(0.67)%	27.88%	(8.90)%

Ratios to Average Net Assets(e)
Total expenses	0.46%	0.46%	0.45%	0.46%	0.46%

Net investment income	6.58%	5.80%	4.56%	4.97%	5.25%

Supplemental Data
Net assets, end of year (000)	$14,844,048	$12,981,969	$17,711,748	$18,364,340	$13,816,631

Portfolio turnover rate(f)	21%	16%	21%	28%	46%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

Preferred and Income Securities	Diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividend are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains and losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividend and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 - Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 - Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Barclays Capital, Inc.	$693,861	$(693,861)	$—		$—
BMO Capital Markets Corp.	1,129	(1,129)	—		—
BNP Paribas SA	12,216	(12,216)	—		—
BofA Securities, Inc.	6,561,607	(6,561,607)	—		—
Goldman Sachs & Co. LLC	26,874,067	(26,874,067)	—		—
J.P. Morgan Securities LLC	78,495,163	(78,495,163)	—		—
Morgan Stanley	4,453,749	(4,453,749)	—		—
National Financial Services LLC	4,234,270	(4,234,270)	—		—
RBC Capital Market LLC	557,541	(551,100)	—		6,441
Toronto-Dominion Bank	40,719	(40,719)	—		—
UBS AG	396,448	(396,448)	—		—
UBS Securities LLC	347,126	(347,126)	—		—
Virtu Americas LLC	31,680	(31,680)	—		—
Wells Fargo Securities LLC	4,495	(4,495)	—		—

	$122,704,071	$(122,697,630)	$—		$6,441

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $46 billion	0.4800%
Over $46 billion, up to and including $81 billion	0.4560
Over $81 billion, up to and including $111 billion	0.4332
Over $111 billion, up to and including $141 billion	0.4116
Over $141 billion, up to and including $171 billion	0.3910
Over $171 billion	0.3714

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee,

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)

distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded fund (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income - affiliated - net in its Statement of Operations. For the year ended March 31, 2024, the Fund paid BTC $595,466 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6. PURCHASES AND SALES

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Preferred and Income Securities	$2,898,742,015	$2,830,224,405

For the year ended March 31, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Preferred and Income Securities	$2,226,392,078	$876,508,675

7.  INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Preferred and Income Securities	$24,279,864	$(24,279,864)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2024	Year Ended March 31, 2023
Preferred and Income Securities
Ordinary income	$870,372,798	$887,370,473

22	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of March 31, 2024, the tax components of accumulated earnings (loss) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Preferred and Income Securities	$63,651,201	$(2,365,117,422)	$(1,844,225,332)	$(4,145,691,553)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of realized gains / losses for tax purposes, dividends deemed recognized for tax purposes and the classification of investments.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Preferred and Income Securities	$17,062,626,040	$99,655,637	$(1,943,880,969)	$ (1,844,225,332)

8. PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Fund invest..

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate (“SOFR”) has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Fund is uncertain.
9.  CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

iShares ETF	Year Ended 03/31/24		Year Ended 03/31/23
	Shares	Amount	Shares	Amount
Preferred and Income Securities
Shares sold	75,050,000	$2,326,504,374	19,150,000	$629,044,759
Shares redeemed	(29,600,000)	(892,793,496)	(89,600,000)	(2,906,607,396)

	45,450,000	$1,433,710,878	(70,450,000)	$(2,277,562,637)

The consideration of the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shared sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares Preferred and Income Securities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Preferred and Income Securities ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	25

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Dividend Income
Preferred and Income Securities	$526,306,319

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Business Income
Preferred and Income Securities	$76,716,892

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Preferred and Income Securities	58.22%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2024:

Fund Name	Interest Dividends
Preferred and Income Securities	$214,168,351

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2024:

Fund Name	Interest-Related Dividends
Preferred and Income Securities	$200,030,542

26	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Preferred and Income Securities ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether [each/the] Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	27

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2024

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Preferred and Income Securities(a)	$1.944422	$—	$0.094400	$2.038822	95%	—%	5%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the Fund to be marketed to investors in the EU and/or UK.

Report on Remuneration

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year. BlackRock bases its proportionality approach on a combination of factors that it is entitled to take into account based on relevant guidelines.

Remuneration information at an individual AIF level is not readily available. Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2023 was USD 5.43m. This figure is comprised of fixed remuneration of USD 0.74m and variable remuneration of USD 4.68m. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2023, to its senior management was USD 3.66m, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 1.77m.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The Fund is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	29

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

30	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

 Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

 Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

 Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

 Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

 Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

 Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

 Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

32	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	33

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-309-0324

MARCH 31, 2024

2024 Annual Report

iShares Trust

•	iShares Core S&P Mid-Cap ETF | IJH | NYSE Arca

•	iShares Core S&P Small-Cap ETF | IJR | NYSE Arca

•	iShares Core S&P U.S. Growth ETF | IUSG | NASDAQ

•	iShares Core S&P U.S. Value ETF | IUSV | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2024
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	23.48%	29.88%
U.S. small cap equities (Russell 2000® Index)	19.94	19.71
International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32
Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 29.29%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive backdrop for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

Despite high spending and healthy household balance sheets, consumer sentiment remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. While inflation declined early in the reporting period — decreasing from 4.9% in April 2023 to 3% in June 2023 — it remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast inflation would continue to moderate despite the robust economy.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

4	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Core S&P Mid-Cap ETF

Investment Objective

The iShares Core S&P Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the S&P MidCap 400® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	23.30%	11.67%	9.93%	23.30%	73.67%	157.62%
Fund Market	23.19	11.64	9.92	23.19	73.43	157.38
Index	23.33	11.71	9.99	23.33	73.98	159.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,227.70	$ 0.28		$ 1,000.00	$ 1,024.75	$ 0.25		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	iShares® Core S&P Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The industrials sector was the largest contributor to the Index’s performance. Strong economic growth bolstered stocks in the sector, which is sensitive to overall conditions in the broader economy, improving investor confidence and boosting earnings. A key measure of confidence among purchasing managers in manufacturing rose to its highest level in nearly two years, as output improved and suppliers’ delivery times shortened. Moderating inflation also helped reduce cost pressures, allowing companies to maintain profitability. The capital goods industry was the leading source of strength, as spending on factory construction increased following passage of federal legislation granting subsidies for certain types of production facilities. The surge in manufacturing construction benefited makers of machinery, manufacturing equipment, building products, and tools.

The consumer discretionary sector also contributed to the Index’s performance. Despite rising interest rates and higher borrowing costs, consumer spending remained resilient, as strong household balance sheets, higher wages, and elevated asset prices supported consumers. Meanwhile, inflation cooled and supply chains improved, easing cost pressures on companies in the sector. The household durables industry gained, as homebuilders benefited from tight inventories, strong demand, and loosening monetary policy. The specialty retail industry also advanced amid signs of improving retail sales.

The financials sector was another strong contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The capital markets industry advanced, as higher short-term interest rates drove increased interest income, bolstering the industry’s revenue. Additionally, higher premiums, greater income from investments amid higher bond yields, and slowing inflation in claim costs benefited the property and casualty insurance industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	22.1%
Financials	15.8
Consumer Discretionary	15.6
Information Technology	9.3
Health Care	8.0
Real Estate	7.2
Materials	7.1
Energy	5.4
Consumer Staples	4.7
Utilities	3.4
Communication Services	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Vistra Corp.	0.9%
Williams-Sonoma, Inc.	0.8
Reliance, Inc.	0.7
Carlisle Cos., Inc.	0.7
GoDaddy, Inc., Class A	0.6
EMCOR Group, Inc.	0.6
Graco, Inc.	0.6
Lennox International, Inc.	0.6
Saia, Inc.	0.6
Pure Storage, Inc., Class A	0.6

(a)	Excludes money market funds.

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Core S&P Small-Cap ETF

Investment Objective

The iShares Core S&P Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the S&P SmallCap 600® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	15.91%	9.09%	8.76%	15.91%	54.48%	131.52%
Fund Market	15.91	9.07	8.75	15.91	54.37	131.43
Index	15.93	9.15	8.80	15.93	54.90	132.43

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,179.30	$ 0.33		$ 1,000.00	$ 1,024.70	$ 0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2024 (continued)	iShares® Core S&P Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The industrials sector was the largest contributor to the Index’s performance. Strong economic growth bolstered stocks in the sector, which is sensitive to overall conditions in the broader economy. This supportive backdrop led to investor confidence that demand would continue to expand, boosting earnings in the sector. Manufacturing output improved and suppliers’ delivery times shortened while moderating inflation also helped the sector by reducing cost pressures and allowing companies to maintain profitability. The capital goods industry advanced, as spending on factory construction increased following passage of federal legislation granting subsidies for certain types of production facilities. The surge in manufacturing construction benefited makers of machinery, manufacturing equipment, building products, and tools.

The consumer discretionary sector contributed significantly to the Index’s performance. As the U.S. economy continued to expand, consumers increased their spending at a robust pace. Meanwhile, inflation cooled and supply chains improved, easing cost pressures on companies in the sector. The specialty retail industry advanced amid new product lines and a focus on e-commerce sales. The household durables industry also gained, as homebuilders benefited from stabilizing interest rates, solid demand for starter homes, and faster build times.

The financials sector was another strong contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The financials services industry advanced, as mortgage servicing revenues rose, offsetting weaker revenues from mortgage originations amid higher mortgage rates. Regional bank stocks also gained amid a shift in the Fed’s monetary policy. Investors anticipated that looser financial conditions would benefit regional banks, bolstering the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	18.6%
Financials	17.0
Consumer Discretionary	15.2
Information Technology	12.4
Health Care	10.4
Real Estate	7.5
Materials	5.8
Energy	4.9
Consumer Staples	3.5
Communication Services	2.6
Utilities	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Ensign Group, Inc. (The)	0.6%
Fabrinet	0.6
SPS Commerce, Inc.	0.6
ATI, Inc.	0.6
Meritage Homes Corp.	0.5
Abercrombie & Fitch Co., Class A	0.5
Mueller Industries, Inc.	0.5
Boise Cascade Co.	0.5
Installed Building Products, Inc.	0.5
AAON, Inc.	0.5

(a)	Excludes money market funds.

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Core S&P U.S. Growth ETF

Investment Objective

The iShares Core S&P U.S. Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P 900 Growth Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	33.45%	15.51%	14.08%	33.45%	105.65%	273.41%
Fund Market	33.45	15.50	14.08	33.45	105.54	273.42
Index	33.50	15.58	14.14	33.50	106.22	275.29

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 22, 2017 reflects the performance of the Russell 3000® Growth Index. Index performance beginning on January 23, 2017 reflects the performance of the S&P 900 Growth Index™.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,242.70	$ 0.22		$ 1,000.00	$ 1,024.80	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2024 (continued)	iShares® Core S&P U.S. Growth ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. Growth stocks benefited from strong corporate earnings and the resilience of the U.S. economy in the face of higher interest rates.

The information technology sector was the largest contributor to the Index’s return for the reporting period amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained the most, as companies purchased specialized chips used to provide computing capacity for AI applications, which require significant processing power. Corporations seeking to use AI technologies invested significantly in this hardware, in some cases setting up separate budgetary allocations to expedite the increased investment. Consequently, industry revenues and earnings grew rapidly, driving strong equity performance. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further supporting stock prices.

The communication services sector also contributed significantly to the Index’s performance, led by the interactive media and services industry. Growth in online advertising drove large increases in both revenue and income, and led a prominent company in the industry to initiate a dividend payment while continuing stock buybacks. Cost cutting efforts and reduced headcount also boosted profitability. Implementation of AI tools into advertising services fueled analysts’ optimism about continued growth. Strong sales of cloud computing products further bolstered earnings, and a proposed deal between a large company in the industry and a smartphone manufacturer to license an AI product generated investor enthusiasm.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	45.4%
Consumer Discretionary	14.5
Communication Services	11.9
Industrials	7.8
Health Care	7.4
Financials	5.3
Consumer Staples	2.8
Energy	2.0
Materials	1.7
Real Estate	1.0
Other (each representing less than 1%)	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	12.3%
Apple Inc.	9.8
NVIDIA Corp.	8.8
Amazon.com, Inc.	6.5
Meta Platforms, Inc., Class A	4.2
Alphabet, Inc., Class A	3.5
Alphabet, Inc., Class C, NVS	3.0
Eli Lilly & Co.	2.4
Broadcom, Inc.	2.3
Tesla, Inc.	1.9

(a)	Excludes money market funds.

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Core S&P U.S. Value ETF

Investment Objective

The iShares Core S&P U.S. Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P 900 Value Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	25.02%	13.07%	10.42%	25.02%	84.85%	169.53%
Fund Market	24.99	13.07	10.42	24.99	84.80	169.43
Index	25.06	13.11	10.45	25.06	85.17	170.27

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 22, 2017 reflects the performance of the Russell 3000® Value Index. Index performance beginning on January 23, 2017 reflects the performance of the S&P 900 Value Index™.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,224.80	$ 0.22		$ 1,000.00	$ 1,024.80	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2024 (continued)	iShares® Core S&P U.S. Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The financials sector was the strongest contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The financial services industry gained, as a large multi-sector holding company with investments in a broad array of companies benefited from rising equity prices and strength among insurance companies, where rising premiums and higher investment income bolstered profitability. Banks also advanced, as robust net interest income (the difference between the interest received from a bank’s assets and the interest paid on deposits) supported earnings. The Fed’s shift in monetary policy also benefited banks, raising investor hopes for increased loan activity and dealmaking as borrowing costs subside.

The information technology sector was another strong contributor to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. The software and services industry gained, driven by strength among systems software companies. Enthusiasm for generative AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform, a chatbot which grew its user base more rapidly than any other consumer application in history.

The industrials sector further contributed to the Index’s performance, supported by strong economic growth. The capital goods industry advanced notably, as a surge in manufacturing construction benefited makers of machinery, manufacturing equipment, building products, and tools.

As the U.S. economy continued to expand, consumer spending increased at a robust pace, driving substantial gains in the consumer discretionary sector. Higher online sales and new AI cloud services propelled gains in the broadline retail industry amid strong revenue and earnings growth.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	22.8%
Health Care	17.8
Industrials	11.6
Consumer Staples	9.7
Information Technology	8.1
Energy	6.5
Consumer Discretionary	6.1
Utilities	4.7
Real Estate	4.5
Communication Services	4.4
Materials	3.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Berkshire Hathaway, Inc., Class B	3.6%
JPMorgan Chase & Co.	2.7
Exxon Mobil Corp.	2.2
Johnson & Johnson	1.8
UnitedHealth Group, Inc.	1.3
Chevron Corp.	1.3
Bank of America Corp.	1.2
Walmart, Inc.	1.2
Home Depot, Inc. (The)	1.1
Procter & Gamble Co. (The)	1.1

(a)	Excludes money market funds.

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments March 31, 2024	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
BWX Technologies, Inc.	2,847,070	$292,166,323
Curtiss-Wright Corp.	1,189,742	304,502,568
Hexcel Corp.	2,627,246	191,394,871
Woodward, Inc.	1,875,939	289,119,719

		1,077,183,481

Air Freight & Logistics — 0.2%
GXO Logistics, Inc.(a)(b)	3,703,408	199,095,214

Automobile Components — 1.4%
Adient PLC(a)(b)	2,840,741	93,517,194
Autoliv, Inc.	2,288,242	275,572,984
Fox Factory Holding Corp.(a)(b)	1,319,201	68,690,796
Gentex Corp.	7,256,273	262,096,581
Goodyear Tire & Rubber Co. (The)(a)(b)	8,812,380	120,993,977
Lear Corp.	1,775,626	257,252,695
Visteon Corp.(a)	865,837	101,831,090

		1,179,955,317

Automobiles — 0.4%
Harley-Davidson, Inc.	3,945,661	172,583,212
Thor Industries, Inc.(b)	1,658,291	194,583,866

		367,167,078

Banks — 5.3%
Associated Banc-Corp.	4,630,678	99,605,884
Bank OZK	3,271,138	148,705,933
Cadence Bank	4,706,890	136,499,810
Columbia Banking System, Inc.	6,493,846	125,655,920
Commerce Bancshares, Inc.	3,688,010	196,202,132
Cullen/Frost Bankers, Inc.	1,996,946	224,796,211
East West Bancorp, Inc.	4,384,942	346,892,762
First Financial Bankshares, Inc.	3,998,657	131,195,936
First Horizon Corp.	17,382,581	267,691,747
FNB Corp.	11,156,646	157,308,709
Glacier Bancorp, Inc.	3,452,072	139,049,460
Hancock Whitney Corp.	2,677,531	123,273,527
Home BancShares, Inc.	5,834,899	143,363,468
International Bancshares Corp.	1,661,548	93,279,305
New York Community Bancorp, Inc., Class A(b)	21,993,290	70,818,394
Old National Bancorp	9,111,178	158,625,609
Pinnacle Financial Partners, Inc.	2,365,454	203,145,190
Prosperity Bancshares, Inc.	2,914,640	191,725,019
SouthState Corp.	2,366,245	201,201,812
Synovus Financial Corp.	4,547,743	182,182,585
Texas Capital Bancshares, Inc.(a)(b)	1,470,643	90,518,077
UMB Financial Corp.	1,359,808	118,289,698
United Bankshares, Inc.	4,185,019	149,781,830
Valley National Bancorp	13,277,442	105,688,438
Webster Financial Corp.	5,351,505	271,695,909
Wintrust Financial Corp.	1,904,482	198,808,876
Zions Bancorp N.A.	4,607,458	199,963,677

		4,475,965,918

Beverages — 0.7%
Boston Beer Co., Inc. (The), Class A, NVS(a)(b)	292,990	89,192,016
Celsius Holdings, Inc.(a)(b)	4,613,787	382,575,218
Coca-Cola Consolidated, Inc.(b)	145,917	123,505,608

		595,272,842

Biotechnology — 1.9%
Arrowhead Pharmaceuticals, Inc.(a)(b)	3,857,277	110,318,122
Cytokinetics, Inc.(a)	3,052,717	214,025,989
Exelixis, Inc.(a)(b)	9,430,845	223,793,952

Security	Shares	Value

Biotechnology (continued)
Halozyme Therapeutics, Inc.(a)(b)	4,107,613	$167,097,697
Neurocrine Biosciences, Inc.(a)(b)	3,096,364	427,050,523
Roivant Sciences Ltd.(a)	10,506,573	110,739,279
United Therapeutics Corp.(a)(b)	1,462,268	335,912,205

		1,588,937,767

Broadline Retail — 0.5%
Macy’s, Inc.	8,532,677	170,568,213
Nordstrom, Inc.	3,032,331	61,465,350
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	1,914,895	152,368,195

		384,401,758

Building Products — 3.6%
Advanced Drainage Systems, Inc.(b)	2,125,283	366,058,744
Carlisle Cos., Inc.	1,510,982	592,078,297
Fortune Brands Innovations, Inc.	3,923,249	332,181,493
Lennox International, Inc.	996,486	487,042,497
Owens Corning	2,765,528	461,290,070
Simpson Manufacturing Co., Inc.	1,327,525	272,381,580
Trex Co., Inc.(a)(b)	3,378,840	337,039,290
UFP Industries, Inc.	1,924,414	236,722,166

		3,084,794,137

Capital Markets — 2.9%
Affiliated Managers Group, Inc.	1,052,560	176,272,223
Carlyle Group, Inc. (The)	6,735,251	315,950,624
Evercore, Inc., Class A	1,079,026	207,809,617
Federated Hermes, Inc., Class B	2,543,841	91,883,537
Houlihan Lokey, Inc., Class A	1,622,619	208,003,530
Interactive Brokers Group, Inc., Class A(b)	3,329,884	371,981,342
Janus Henderson Group PLC	4,125,930	135,701,838
Jefferies Financial Group, Inc.	5,274,148	232,589,927
Morningstar, Inc.	810,920	250,063,400
SEI Investments Co.	3,100,970	222,959,743
Stifel Financial Corp.	3,172,790	248,016,994

		2,461,232,775

Chemicals — 2.4%
Arcadium Lithium PLC(a)(b)	32,099,235	138,347,703
Ashland, Inc.	1,557,496	151,653,385
Avient Corp.	2,833,314	122,965,828
Axalta Coating Systems Ltd.(a)	6,845,827	235,427,991
Cabot Corp.	1,725,720	159,111,384
Chemours Co. (The)	4,621,294	121,355,180
NewMarket Corp.	214,955	136,414,742
Olin Corp.	3,742,174	220,039,831
RPM International, Inc.	4,010,116	477,003,298
Scotts Miracle-Gro Co. (The)	1,306,081	97,420,582
Westlake Corp.(b)	996,006	152,189,717

		2,011,929,641

Commercial Services & Supplies — 1.3%
Brink’s Co. (The)	1,402,577	129,570,063
Clean Harbors, Inc.(a)(b)	1,564,979	315,045,923
MSA Safety, Inc.	1,149,409	222,514,088
Stericycle, Inc.(a)(b)	2,876,723	151,747,138
Tetra Tech, Inc.	1,663,448	307,255,480

		1,126,132,692

Communications Equipment — 0.4%
Ciena Corp.(a)	4,514,546	223,244,300
Lumentum Holdings, Inc.(a)(b)	2,098,363	99,357,488

		322,601,788

Construction & Engineering — 2.3%
AECOM	4,232,666	415,139,881

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Comfort Systems U.S.A., Inc.(b)	1,108,033	$352,033,164
EMCOR Group, Inc.	1,463,870	512,647,274
Fluor Corp.(a)(b)	5,304,265	224,264,324
MasTec, Inc.(a)(b)	1,879,668	175,279,041
MDU Resources Group, Inc.	6,331,373	159,550,600
Valmont Industries, Inc.	650,409	148,475,367

		1,987,389,651

Construction Materials — 0.5%
Eagle Materials, Inc.(b)	1,071,803	291,262,465
Knife River Corp.(a)(b)	1,761,066	142,787,232

		434,049,697

Consumer Finance — 0.8%
Ally Financial, Inc.	8,446,444	342,841,162
FirstCash Holdings, Inc.	1,149,955	146,665,261
SLM Corp.	6,858,570	149,448,240

		638,954,663

Consumer Staples Distribution & Retail — 2.0%
BJ’s Wholesale Club Holdings, Inc.(a)(b)	4,149,857	313,936,682
Casey’s General Stores, Inc.	1,154,693	367,711,986
Grocery Outlet Holding Corp.(a)(b)	3,090,527	88,945,367
Performance Food Group Co.(a)	4,841,171	361,345,004
Sprouts Farmers Market, Inc.(a)(b)	3,158,767	203,677,296
U.S. Foods Holding Corp.(a)(b)	7,038,065	379,844,368

		1,715,460,703

Containers & Packaging — 1.7%
AptarGroup, Inc.	2,053,865	295,530,635
Berry Global Group, Inc.	3,608,311	218,230,649
Crown Holdings, Inc.	3,724,043	295,167,648
Graphic Packaging Holding Co.	9,521,373	277,833,664
Greif, Inc., Class A, NVS	793,095	54,763,210
Silgan Holdings, Inc.	2,515,484	122,151,903
Sonoco Products Co.	3,049,662	176,392,450

		1,440,070,159

Diversified Consumer Services — 0.9%
Graham Holdings Co., Class B	111,455	85,561,774
Grand Canyon Education, Inc.(a)(b)	920,193	125,339,489
H&R Block, Inc.	4,339,466	213,111,175
Service Corp. International	4,596,996	341,143,073

		765,155,511

Diversified REITs — 0.5%
WP Carey, Inc.	6,804,239	384,031,249

Diversified Telecommunication Services — 0.3%
Frontier Communications Parent, Inc.(a)(b)	6,886,905	168,729,172
Iridium Communications, Inc.	3,855,843	100,868,853

		269,598,025

Electric Utilities — 0.8%
ALLETE, Inc.	1,789,428	106,721,486
IDACORP, Inc.	1,573,597	146,171,426
OGE Energy Corp.	6,229,501	213,671,884
PNM Resources, Inc.	2,672,280	100,584,619
Portland General Electric Co.	3,148,273	132,227,466

		699,376,881

Electrical Equipment — 1.5%
Acuity Brands, Inc.(b)	949,336	255,115,063
EnerSys	1,256,115	118,652,623
nVent Electric PLC	5,162,649	389,263,735

Security	Shares	Value

Electrical Equipment (continued)
Regal Rexnord Corp.	2,062,991	$371,544,679
Sensata Technologies Holding PLC	4,712,118	173,123,215

		1,307,699,315

Electronic Equipment, Instruments & Components — 2.4%
Arrow Electronics, Inc.(a)(b)	1,673,705	216,677,849
Avnet, Inc.	2,813,283	139,482,571
Belden, Inc.(b)	1,297,700	120,179,997
Cognex Corp.	5,359,275	227,340,445
Coherent Corp.(a)(b)	4,108,607	249,063,756
Crane NXT Co.	1,502,861	93,027,096
IPG Photonics Corp.(a)(b)	920,313	83,463,186
Littelfuse, Inc.	774,430	187,683,111
Novanta, Inc.(a)(b)	1,114,866	194,845,131
TD SYNNEX Corp.	1,775,898	200,854,064
Vishay Intertechnology, Inc.	3,930,184	89,136,573
Vontier Corp.(b)	4,800,155	217,735,031

		2,019,488,810

Energy Equipment & Services — 1.0%
ChampionX Corp.	5,949,498	213,527,483
NOV, Inc.	12,253,574	239,189,765
Valaris Ltd.(a)	1,951,708	146,885,544
Weatherford International PLC(a)(b)	2,249,698	259,660,143

		859,262,935

Entertainment — 0.2%
TKO Group Holdings, Inc., Class A	1,865,061	161,159,921

Financial Services — 1.6%
Equitable Holdings, Inc.	3,604,512	137,007,501
Essent Group Ltd.	3,318,667	197,493,873
Euronet Worldwide, Inc.(a)(b)	1,362,247	149,751,813
MGIC Investment Corp.	8,474,328	189,485,974
Voya Financial, Inc.	3,203,892	236,831,697
Western Union Co. (The)	9,480,549	132,538,075
WEX, Inc.(a)(b)	1,329,667	315,835,802

		1,358,944,735

Food Products — 1.1%
Darling Ingredients, Inc.(a)(b)	4,966,696	231,001,031
Flowers Foods, Inc.	5,972,642	141,850,248
Ingredion, Inc.	2,028,151	236,989,444
Lancaster Colony Corp.	633,934	131,623,716
Pilgrim’s Pride Corp.(a)(b)	1,251,129	42,938,747
Post Holdings, Inc.(a)(b)	1,568,021	166,649,272

		951,052,458

Gas Utilities — 1.0%
National Fuel Gas Co.	2,864,330	153,871,807
New Jersey Resources Corp.	3,060,481	131,325,240
ONE Gas, Inc.	1,726,437	111,406,980
Southwest Gas Holdings, Inc.	1,867,636	142,183,129
Spire, Inc.	1,711,792	105,052,675
UGI Corp.	6,523,923	160,097,070

		803,936,901

Ground Transportation — 2.1%
Avis Budget Group, Inc.	575,093	70,425,889
Hertz Global Holdings, Inc.(a)(b)	4,077,564	31,927,326
Knight-Swift Transportation Holdings, Inc.	5,020,087	276,205,187
Landstar System, Inc.	1,118,023	215,510,113
Ryder System, Inc.	1,379,888	165,848,739
Saia, Inc.(a)(b)	826,095	483,265,575

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
Werner Enterprises, Inc.	1,975,216	$77,270,450
XPO, Inc.(a)(b)	3,613,094	440,905,861

		1,761,359,140

Health Care Equipment & Supplies — 2.2%
Enovis Corp.(a)(b)	1,546,625	96,586,731
Envista Holdings Corp.(a)(b)	5,329,665	113,948,238
Globus Medical, Inc., Class A(a)(b)	3,587,703	192,444,389
Haemonetics Corp.(a)(b)	1,581,100	134,946,885
Integra LifeSciences Holdings Corp.(a)(b)	2,117,438	75,063,177
Lantheus Holdings, Inc.(a)(b)	2,132,275	132,712,796
LivaNova PLC(a)	1,676,429	93,779,438
Masimo Corp.(a)(b)	1,381,867	202,927,169
Neogen Corp.(a)(b)	6,134,119	96,796,398
Penumbra, Inc.(a)(b)	1,200,700	267,972,226
QuidelOrtho Corp.(a)(b)	1,539,404	73,799,028
Shockwave Medical, Inc.(a)(b)	1,148,083	373,850,267

		1,854,826,742

Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc.(a)(b)	2,870,943	227,436,104
Amedisys, Inc.(a)(b)	1,015,975	93,632,256
Chemed Corp.(b)	468,602	300,809,682
Encompass Health Corp.	3,118,176	257,498,974
HealthEquity, Inc.(a)(b)	2,668,712	217,846,961
Option Care Health, Inc.(a)(b)	5,508,500	184,755,090
Progyny, Inc.(a)(b)	2,595,713	99,026,451
R1 RCM, Inc.(a)(b)	6,135,505	79,025,304
Tenet Healthcare Corp.(a)(b)	3,159,661	332,111,968

		1,792,142,790

Health Care REITs — 0.6%
Healthcare Realty Trust, Inc.	11,857,704	167,786,511
Omega Healthcare Investors, Inc.	7,629,834	241,636,843
Sabra Health Care REIT, Inc.	7,198,548	106,322,554

		515,745,908

Health Care Technology — 0.1%
Doximity, Inc., Class A(a)(b)	3,803,264	102,345,834

Hotel & Resort REITs — 0.1%
Park Hotels & Resorts, Inc.	6,525,833	114,136,819

Hotels, Restaurants & Leisure — 3.6%
Aramark	8,164,510	265,509,865
Boyd Gaming Corp.	2,163,164	145,624,200
Choice Hotels International, Inc.(b)	769,457	97,220,892
Churchill Downs, Inc.(b)	2,111,676	261,319,905
Hilton Grand Vacations, Inc.(a)(b)	2,214,622	104,552,305
Hyatt Hotels Corp., Class A(b)	1,375,483	219,554,596
Light & Wonder, Inc., Class A(a)(b)	2,801,525	286,007,687
Marriott Vacations Worldwide Corp.	1,028,338	110,782,853
Penn Entertainment, Inc.(a)(b)	4,638,494	84,466,976
Planet Fitness, Inc., Class A(a)(b)	2,659,973	166,594,109
Texas Roadhouse, Inc.	2,077,822	320,961,164
Travel + Leisure Co.	2,254,634	110,386,881
Vail Resorts, Inc.	1,181,111	263,186,964
Wendy’s Co. (The)	5,201,376	97,993,924
Wingstop, Inc.(b)	915,222	335,337,341
Wyndham Hotels & Resorts, Inc.	2,582,836	198,232,663

		3,067,732,325

Household Durables — 2.2%
Helen of Troy Ltd.(a)(b)	739,270	85,193,475
KB Home	2,287,925	162,168,124
Leggett & Platt, Inc.	4,153,126	79,532,363

Security	Shares	Value

Household Durables (continued)
Taylor Morrison Home Corp., Class A(a)(b)	3,341,866	$207,763,809
Tempur Sealy International, Inc.	5,359,824	304,545,200
Toll Brothers, Inc.	3,245,166	419,827,125
TopBuild Corp.(a)(b)	983,423	433,424,019
Whirlpool Corp.	1,712,322	204,845,081

		1,897,299,196

Independent Power and Renewable Electricity Producers — 1.0%
Ormat Technologies, Inc.(b)	1,672,301	110,689,603
Vistra Corp.	10,458,405	728,427,909

		839,117,512

Industrial REITs — 1.2%
EastGroup Properties, Inc.	1,483,900	266,760,703
First Industrial Realty Trust, Inc.	4,114,168	216,158,387
Rexford Industrial Realty, Inc.	6,557,081	329,821,174
STAG Industrial, Inc.	5,647,476	217,088,978

		1,029,829,242

Insurance — 4.5%
American Financial Group, Inc.	2,029,484	276,983,976
Brighthouse Financial, Inc.(a)	1,994,838	102,813,950
CNO Financial Group, Inc.	3,405,514	93,583,525
Erie Indemnity Co., Class A, NVS	776,018	311,625,548
Fidelity National Financial, Inc., Class A	5,432,166	288,448,015
First American Financial Corp.	3,208,875	195,901,819
Hanover Insurance Group, Inc. (The)	1,113,035	151,561,976
Kemper Corp.	1,879,240	116,362,541
Kinsale Capital Group, Inc.(b)	684,984	359,438,504
Old Republic International Corp.	8,111,273	249,178,307
Primerica, Inc.	1,089,919	275,705,910
Reinsurance Group of America, Inc.	2,050,794	395,557,147
RenaissanceRe Holdings Ltd.	1,639,649	385,366,704
RLI Corp.	1,249,014	185,441,109
Selective Insurance Group, Inc.	1,886,056	205,900,733
Unum Group	4,977,954	267,117,012

		3,860,986,776

Interactive Media & Services — 0.3%
Ziff Davis, Inc.(a)(b)	1,431,657	90,251,657
ZoomInfo Technologies, Inc., Class A(a)(b)	9,222,612	147,838,471

		238,090,128

IT Services — 0.8%
GoDaddy, Inc., Class A(a)	4,382,058	520,062,643
Kyndryl Holdings, Inc.(a)	7,163,763	155,883,483

		675,946,126

Leisure Products — 0.8%
Brunswick Corp.	2,142,337	206,778,367
Mattel, Inc.(a)(b)	10,986,857	217,649,637
Polaris, Inc.	1,652,685	165,466,822
YETI Holdings, Inc.(a)(b)	2,703,979	104,238,391

		694,133,217

Life Sciences Tools & Services — 1.2%
Azenta, Inc.(a)(b)	1,736,132	104,654,037
Bruker Corp.(b)	2,884,971	271,014,176
Medpace Holdings, Inc.(a)	725,493	293,207,996
Repligen Corp.(a)(b)	1,615,445	297,112,644
Sotera Health Co.(a)(b)	3,871,499	46,496,703

		1,012,485,556

Machinery — 4.9%
AGCO Corp.	1,933,232	237,826,201
Chart Industries, Inc.(a)(b)	1,306,005	215,125,144
Crane Co.(b)	1,521,170	205,555,702

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Donaldson Co., Inc.	3,737,479	$279,114,932
Esab Corp.	1,763,832	195,026,904
Flowserve Corp.	4,080,521	186,398,199
Graco, Inc.	5,252,185	490,869,210
ITT, Inc.	2,554,541	347,494,212
Lincoln Electric Holdings, Inc.	1,779,895	454,656,379
Middleby Corp. (The)(a)(b)	1,667,522	268,120,862
Oshkosh Corp.	2,036,524	253,974,908
RBC Bearings, Inc.(a)(b)	901,802	243,802,171
Terex Corp.	2,085,892	134,331,445
Timken Co. (The)	2,020,754	176,674,522
Toro Co. (The)	3,247,984	297,612,774
Watts Water Technologies, Inc., Class A	852,035	181,100,039

		4,167,683,604

Marine Transportation — 0.2%
Kirby Corp.(a)(b)	1,837,847	175,183,576

Media — 0.6%
Cable One, Inc.	141,650	59,936,365
New York Times Co. (The), Class A	5,094,137	220,168,601
Nexstar Media Group, Inc., Class A	1,003,549	172,901,457
TEGNA, Inc.	6,131,000	91,597,140

		544,603,563

Metals & Mining — 2.3%
Alcoa Corp.	5,550,015	187,535,007
Cleveland-Cliffs, Inc.(a)(b)	15,503,905	352,558,800
Commercial Metals Co.	3,620,004	212,747,635
MP Materials Corp., Class A(a)(b)	4,482,135	64,094,530
Reliance, Inc.	1,788,328	597,623,451
Royal Gold, Inc.	2,043,373	248,903,265
United States Steel Corp.	6,960,433	283,846,458

		1,947,309,146

Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Annaly Capital Management, Inc.	15,558,454	306,345,959
Starwood Property Trust, Inc.	9,253,927	188,132,336

		494,478,295

Multi-Utilities — 0.3%
Black Hills Corp.	2,116,780	115,576,188
Northwestern Energy Group, Inc.	1,906,651	97,105,736

		212,681,924

Office REITs — 0.5%
COPT Defense Properties	3,493,270	84,432,336
Cousins Properties, Inc.	4,725,141	113,592,389
Kilroy Realty Corp.	3,318,267	120,884,467
Vornado Realty Trust	4,977,240	143,195,195

		462,104,387

Oil, Gas & Consumable Fuels — 4.4%
Antero Midstream Corp.	10,589,240	148,884,714
Antero Resources Corp.(a)(b)	8,788,083	254,854,407
Chesapeake Energy Corp.(b)	3,458,888	307,253,021
Chord Energy Corp.	1,285,104	229,056,937
Civitas Resources, Inc.	2,671,591	202,800,473
CNX Resources Corp.(a)(b)	4,725,702	112,093,651
DT Midstream, Inc.	3,015,607	184,253,588
Equitrans Midstream Corp.	13,488,679	168,473,601
HF Sinclair Corp.	4,853,304	292,993,963
Matador Resources Co.	3,446,304	230,109,718
Murphy Oil Corp.	4,516,292	206,394,544
Ovintiv, Inc.	7,862,629	408,070,445
PBF Energy, Inc., Class A	3,385,989	194,931,387

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Permian Resources Corp., Class A	14,328,352	$253,038,696
Range Resources Corp.	7,506,490	258,448,451
Southwestern Energy Co.(a)(b)	34,259,235	259,685,001

		3,711,342,597

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	1,998,174	167,666,780

Personal Care Products — 0.9%
BellRing Brands, Inc.(a)(b)	4,074,388	240,511,124
Coty, Inc., Class A(a)(b)	11,705,050	139,992,398
elf Beauty, Inc.(a)(b)	1,727,077	338,558,904

		719,062,426

Pharmaceuticals — 0.4%
Jazz Pharmaceuticals PLC(a)	1,958,345	235,823,905
Perrigo Co. PLC	4,218,697	135,799,856

		371,623,761

Professional Services — 2.7%
ASGN, Inc.(a)(b)	1,467,470	153,732,157
CACI International, Inc., Class A(a)(b)	693,256	262,626,170
Concentrix Corp.(b)	1,463,825	96,934,492
ExlService Holdings, Inc.(a)(b)	5,134,534	163,278,181
Exponent, Inc.	1,576,026	130,321,590
FTI Consulting, Inc.(a)(b)	1,084,227	228,002,096
Genpact Ltd.	5,134,927	169,195,845
Insperity, Inc.	1,102,858	120,884,265
KBR, Inc.	4,199,799	267,359,204
ManpowerGroup, Inc.	1,519,582	117,980,346
Maximus, Inc.	1,900,073	159,416,125
Paylocity Holding Corp.(a)(b)	1,349,232	231,879,012
Science Applications International Corp.	1,620,874	211,345,761

		2,312,955,244

Real Estate Management & Development — 0.3%
Jones Lang LaSalle, Inc.(a)(b)	1,480,037	288,740,418

Residential REITs — 1.2%
American Homes 4 Rent, Class A	9,896,210	363,982,604
Apartment Income REIT Corp.	4,498,177	146,055,807
Equity LifeStyle Properties, Inc.	5,800,806	373,571,906
Independence Realty Trust, Inc.	6,974,344	112,496,169

		996,106,486

Retail REITs — 0.9%
Agree Realty Corp.	3,123,339	178,405,124
Brixmor Property Group, Inc.	9,349,492	219,245,587
Kite Realty Group Trust	6,830,145	148,077,544
NNN REIT, Inc.	5,676,195	242,600,574

		788,328,829

Semiconductors & Semiconductor Equipment — 2.7%
Allegro MicroSystems, Inc.(a)(b)	2,224,638	59,976,240
Amkor Technology, Inc.	3,213,620	103,607,109
Cirrus Logic, Inc.(a)(b)	1,676,919	155,215,623
Lattice Semiconductor Corp.(a)(b)	4,294,631	335,968,983
MACOM Technology Solutions Holdings, Inc.(a)(b)	1,705,180	163,083,415
MKS Instruments, Inc.(b)	1,957,183	260,305,339
Onto Innovation, Inc.(a)(b)	1,526,914	276,493,587
Power Integrations, Inc.(b)	1,770,169	126,655,592
Rambus, Inc.(a)(b)	3,343,839	206,682,689
Silicon Laboratories, Inc.(a)(b)	993,038	142,719,421
Synaptics, Inc.(a)(b)	1,221,558	119,175,198

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Universal Display Corp.(b)	1,355,219	$228,286,641
Wolfspeed, Inc.(a)(b)	3,916,559	115,538,491

		2,293,708,328

Software — 2.4%
Appfolio, Inc., Class A(a)	636,217	156,980,183
Aspen Technology, Inc.(a)(b)	869,540	185,455,491
Blackbaud, Inc.(a)(b)	1,307,728	96,954,954
CommVault Systems, Inc.(a)	1,359,312	137,875,016
Dolby Laboratories, Inc., Class A	1,849,778	154,955,903
Dropbox, Inc., Class A(a)(b)	7,975,681	193,809,048
Dynatrace, Inc.(a)	7,460,032	346,443,886
Manhattan Associates, Inc.(a)(b)	1,915,752	479,378,623
Qualys, Inc.(a)(b)	1,145,224	191,103,529
Teradata Corp.(a)(b)	3,039,631	117,542,531

		2,060,499,164

Specialized REITs — 1.7%
CubeSmart	6,995,954	316,357,040
EPR Properties	2,345,209	99,554,122
Gaming & Leisure Properties, Inc.	8,308,553	382,775,037
Lamar Advertising Co., Class A	2,724,829	325,371,831
National Storage Affiliates Trust	2,404,774	94,170,950
PotlatchDeltic Corp.	2,466,531	115,976,287
Rayonier, Inc.	4,247,078	141,172,873

		1,475,378,140

Specialty Retail — 4.3%
AutoNation, Inc.(a)(b)	807,497	133,705,353
Burlington Stores, Inc.(a)(b)	1,989,624	461,970,797
Dick’s Sporting Goods, Inc.	1,810,199	407,041,347
Five Below, Inc.(a)(b)	1,717,185	311,463,015
Floor & Decor Holdings, Inc., Class A(a)(b)	3,316,144	429,838,585
GameStop Corp., Class A(a)(b)	8,362,468	104,698,099
Gap, Inc. (The)	6,688,945	184,280,435
Lithia Motors, Inc., Class A	856,095	257,564,742
Murphy U.S.A., Inc.(b)	589,854	247,266,797
Penske Automotive Group, Inc.	606,832	98,300,716
RH(a)(b)	476,459	165,931,611
Valvoline, Inc.(a)	4,031,740	179,694,652
Williams-Sonoma, Inc.(b)	1,996,003	633,790,833

		3,615,546,982

Technology Hardware, Storage & Peripherals — 0.6%
Pure Storage, Inc., Class A(a)(b)	9,242,219	480,502,966

Textiles, Apparel & Luxury Goods — 1.4%
Capri Holdings Ltd.(a)	3,629,066	164,396,690

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Carter’s, Inc.	1,146,471	$97,083,164
Columbia Sportswear Co.	1,073,747	87,166,781
Crocs, Inc.(a)(b)	1,884,187	270,946,091
PVH Corp.(b)	1,855,233	260,864,312
Skechers U.S.A., Inc., Class A(a)(b)	4,159,228	254,794,307
Under Armour, Inc., Class A(a)(b)	5,867,269	43,300,445
Under Armour, Inc., Class C, NVS(a)(b)	5,937,682	42,395,050

		1,220,946,840

Trading Companies & Distributors — 1.7%
Applied Industrial Technologies, Inc.	1,202,859	237,624,795
Core & Main, Inc., Class A(a)(b)	5,307,166	303,835,253
GATX Corp.	1,105,210	148,131,296
MSC Industrial Direct Co., Inc., Class A	1,422,272	138,017,275
Watsco, Inc.	973,248	420,413,939
WESCO International, Inc.	1,366,334	234,025,688

		1,482,048,246

Water Utilities — 0.3%
Essential Utilities, Inc.	7,822,293	289,815,956

Total Long-Term Investments — 99.2% (Cost: $66,068,250,655)		84,404,796,991

Short-Term Securities

Money Market Funds — 5.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	3,952,001,091	3,953,977,091
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	620,525,039	620,525,039

Total Short-Term Securities — 5.4% (Cost: $4,572,117,395)		4,574,502,130

Total Investments — 104.6% (Cost: $70,640,368,050)		88,979,299,121

Liabilities in Excess of Other Assets — (4.6)%		(3,917,590,372)

Net Assets — 100.0%		$85,061,708,749

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Mid-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,068,703,325	$—		$(115,539,839	)(a)	$450,299	$363,306	$3,953,977,091	3,952,001,091	$13,739,979	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	225,712,057	394,812,982	(a)	—		—	—	620,525,039	620,525,039	18,984,846		—

						$450,299	$363,306	$4,574,502,130		$32,724,825		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Mid 400 E-Mini Index	563	06/21/24	$173,258	$5,653,490

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$132,736,372	$10,079,253	(c)	$142,985,020	0.2%
	Monthly	HSBC Bank PLC(d)	02/10/28	217,348,699	25,833,595	(e)	243,925,507	0.3
	Monthly	JPMorgan Chase Bank NA(f)	02/10/25	71,880,708	2,932,702	(g)	75,037,325	0.1

					$38,845,550		$461,947,852

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(169,395) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(743,213) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(223,915) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	40 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Mid-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Cadence Bank	276,378	$8,014,962	5.6%

Insurance
Fidelity National Financial, Inc., Class A	2,541,809	134,970,058	94.4

Net Value of Reference Entity — Goldman Sachs Bank USA		$142,985,020

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Cadence Bank	433,484	$12,571,036	5.1%

Financial Services
Equitable Holdings, Inc	5,896,007	224,107,226	91.9
Western Union Co. (The)	334,545	4,676,939	1.9

		228,784,165

	Shares	Value	% of Basket Value

Insurance
Fidelity National Financial, Inc., Class A	48,405	$2,570,306	1.1%

Net Value of Reference Entity — HSBC Bank PLC		$243,925,507

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 10, 2025.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Cadence Bank	278,080	$8,064,320	10.8%
New York Community Bancorp, Inc., Class A	518,109	1,668,311	2.2

		9,732,631

Financial Services
Equitable Holdings, Inc	281,754	10,709,470	14.3
Western Union Co. (The)	1,112,225	15,548,905	20.7

		26,258,375

Insurance
Fidelity National Financial, Inc., Class A	38,275	2,032,402	2.7
Unum Group	689,786	37,013,917	49.3

		39,046,319

Net Value of Reference Entity — JPMorgan Chase Bank NA		$75,037,325

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$38,845,550	$—

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Mid-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$5,653,490	$—	$—	$—	$5,653,490
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	38,845,550	—	—	—	38,845,550

	$—	$—	$44,499,040	$—	$—	$—	$44,499,040

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$32,499,748	$—	$—	$—	$32,499,748
Swaps	—	—	29,903,976	—	—	—	29,903,976

	$—	$—	$62,403,724	$—	$—	$—	$62,403,724

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,857,834)	$—	$—	$—	$(1,857,834)
Swaps	—	—	41,246,291	—	—	—	41,246,291

	$—	$—	$39,388,457	$—	$—	$—	$39,388,457

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$177,335,515
Total return swaps
Average notional amount	$324,511,593

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$38,845,550	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$38,845,550	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$38,845,550	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Mid-Cap ETF

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Goldman Sachs Bank USA	$10,079,253	$—	$—	$(6,380,000)	$3,699,253
HSBC Bank PLC	25,833,595	—	—	(25,280,000)	553,595
JPMorgan Chase Bank N.A.	2,932,702	—	—	(2,932,702)	—

	$38,845,550	$—	$—	$(34,592,702)	$4,252,848

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$84,404,796,991	$—	$—	$84,404,796,991
Short-Term Securities
Money Market Funds	4,574,502,130	—	—	4,574,502,130

	$88,979,299,121	$—	$—	$88,979,299,121

Derivative Financial Instruments(a)
Assets
Equity Contracts	$5,653,490	$38,845,550	$—	$44,499,040

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
AAR Corp.(a)(b)(c)	2,241,309	$134,187,170
AeroVironment, Inc.(a)(b)(c)	1,890,233	289,734,914
Kaman Corp.(a)	1,921,925	88,158,700
Mercury Systems, Inc.(a)(b)(c)	3,546,760	104,629,420
Moog, Inc., Class A(a)	1,941,814	310,010,605
National Presto Industries, Inc.	355,028	29,751,346
Triumph Group, Inc.(a)(b)(c)	4,076,599	61,312,049

		1,017,784,204

Air Freight & Logistics — 0.3%
Forward Air Corp.(a)	2,080,257	64,716,795
Hub Group, Inc., Class A(a)	4,213,224	182,095,541

		246,812,336

Automobile Components — 1.4%
American Axle & Manufacturing Holdings, Inc.(a)(b)(c)	7,931,058	58,372,587
Dana, Inc.(a)	8,720,714	110,753,068
Dorman Products, Inc.(a)(b)(c)	1,913,931	184,483,809
Gentherm, Inc.(a)(b)(c)	2,215,108	127,545,919
LCI Industries(a)	1,714,826	211,026,488
Patrick Industries, Inc.(a)	1,408,997	168,332,872
Phinia, Inc.(a)	3,153,235	121,178,821
Standard Motor Products, Inc.(a)	1,266,067	42,476,548
XPEL, Inc.(a)(b)(c)	1,437,029	77,628,307

		1,101,798,419

Automobiles — 0.2%
Winnebago Industries, Inc.(a)	1,974,732	146,130,168

Banks — 8.3%
Ameris Bancorp(a)	4,303,100	208,183,978
Atlantic Union Bankshares Corp.(a)	4,872,012	172,030,744
Axos Financial, Inc.(a)(b)(c)	3,415,322	184,564,001
Banc of California, Inc.(a)	9,386,981	142,775,981
BancFirst Corp.	978,796	86,163,412
Bancorp, Inc. (The)(a)(b)(c)	3,557,097	119,020,466
Bank of Hawaii Corp.(a)	2,635,272	164,414,620
BankUnited, Inc.(a)	4,933,171	138,128,788
Banner Corp.(a)	2,277,083	109,299,984
Berkshire Hills Bancorp, Inc.(a)	2,842,310	65,145,745
Brookline Bancorp, Inc.(a)	5,916,346	58,926,806
Capitol Federal Financial, Inc.(a)	8,395,493	50,037,138
Cathay General Bancorp(a)	4,397,573	166,360,187
Central Pacific Financial Corp.(a)	1,597,517	31,550,961
City Holding Co.(a)	983,280	102,477,442
Community Bank System, Inc.(a)	3,539,197	169,987,632
Customers Bancorp, Inc.(a)(b)(c)	1,910,432	101,367,522
CVB Financial Corp.(a)	8,775,473	156,554,438
Dime Community Bancshares, Inc.(a)	2,346,117	45,186,213
Eagle Bancorp, Inc.(a)	1,990,479	46,756,352
FB Financial Corp.(a)	2,373,091	89,370,607
First BanCorp/Puerto Rico(a)	11,196,845	196,392,661
First Bancorp/Southern Pines NC(a)	2,724,106	98,394,709
First Commonwealth Financial Corp.(a)	6,769,396	94,229,992
First Financial Bancorp(a)	6,306,064	141,381,955
First Hawaiian, Inc.(a)	8,641,768	189,773,225
Fulton Financial Corp.(a)	9,992,228	158,776,503
Hanmi Financial Corp.(a)	2,014,954	32,078,068
Heritage Financial Corp.(a)	2,313,744	44,863,496
Hilltop Holdings, Inc.	3,082,013	96,528,647
Hope Bancorp, Inc.(a)	7,962,497	91,648,340
Independent Bank Corp.(a)	2,844,212	147,955,908

Security	Shares	Value

Banks (continued)
Independent Bank Group, Inc.(a)	2,425,863	$110,740,646
Lakeland Financial Corp.(a)	1,686,001	111,815,586
National Bank Holdings Corp., Class A(a)	2,503,346	90,295,690
NBT Bancorp, Inc.(a)	3,121,674	114,503,002
Northfield Bancorp, Inc.(a)	2,660,311	25,858,223
Northwest Bancshares, Inc.(a)	8,426,294	98,166,325
OFG Bancorp(a)	3,119,686	114,835,642
Pacific Premier Bancorp, Inc.(a)	6,357,641	152,583,384
Park National Corp.(a)	968,750	131,604,688
Pathward Financial, Inc.(a)(c)	1,723,034	86,978,756
Preferred Bank	590,912	45,364,314
Provident Financial Services, Inc.(a)	5,007,951	72,965,846
Renasant Corp.(a)	3,721,905	116,570,065
S&T Bancorp, Inc.(a)	2,534,769	81,315,390
Seacoast Banking Corp. of Florida(a)	5,644,975	143,325,915
ServisFirst Bancshares, Inc.(a)	3,308,635	219,561,019
Simmons First National Corp., Class A(a)	8,298,014	161,479,352
Southside Bancshares, Inc.(a)	1,944,414	56,835,221
Stellar Bancorp, Inc.(a)	3,167,712	77,165,464
Tompkins Financial Corp.(a)	846,582	42,574,609
Triumph Financial, Inc.(a)(b)(c)	1,455,995	115,489,523
TrustCo Bank Corp.(a)	1,261,186	35,514,998
Trustmark Corp.(a)	4,048,604	113,806,258
United Community Banks, Inc.(a)	7,887,717	207,604,711
Veritex Holdings, Inc.(a)	3,601,249	73,789,592
WaFd, Inc.(a)	4,584,363	133,084,058
Westamerica BanCorp(a)	1,766,682	86,355,416
WSFS Financial Corp.(a)	4,026,196	181,742,487

		6,702,252,701

Beverages — 0.2%
MGP Ingredients, Inc.(c)	1,055,859	90,941,136
National Beverage Corp.(b)	1,585,248	75,235,870

		166,177,006

Biotechnology — 1.5%
Alkermes PLC(a)(b)(c)	11,269,856	305,075,002
Arcus Biosciences, Inc.(b)(c)	3,662,404	69,146,188
Catalyst Pharmaceuticals, Inc.(a)(b)(c)	7,564,637	120,580,314
Dynavax Technologies Corp.(a)(b)(c)	8,775,003	108,897,787
Ironwood Pharmaceuticals, Inc., Class A(a)(b)(c)	9,280,632	80,834,305
Myriad Genetics, Inc.(a)(b)(c)	5,979,815	127,489,656
REGENXBIO, Inc.(a)(b)(c)	2,733,835	57,601,903
Vericel Corp.(a)(b)(c)	3,223,240	167,672,945
Vir Biotechnology, Inc.(b)	5,832,973	59,088,016
Xencor, Inc.(a)(b)(c)	4,111,968	90,997,852

		1,187,383,968

Broadline Retail — 0.3%
Kohl’s Corp.(a)	7,476,978	217,953,909

Building Products — 2.6%
AAON, Inc.(a)(c)	4,553,825	401,191,982
American Woodmark Corp.(a)(b)(c)	1,087,912	110,597,134
Apogee Enterprises, Inc.(a)	1,491,789	88,313,909
Armstrong World Industries, Inc.(a)	2,983,517	370,612,482
AZZ, Inc.(a)	1,693,732	130,942,421
Gibraltar Industries, Inc.(a)(b)	2,061,125	165,982,396
Griffon Corp.(a)	2,587,333	189,755,002
Hayward Holdings, Inc.(b)(c)	8,515,763	130,376,332
Insteel Industries, Inc.(a)(c)	1,317,650	50,360,583
Masterbrand, Inc.(a)(b)(c)	8,584,459	160,872,762

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Quanex Building Products Corp.(a)	2,242,834	$86,192,111
Resideo Technologies, Inc.(a)(b)(c)	9,866,030	221,196,393

		2,106,393,507

Capital Markets — 1.6%
Artisan Partners Asset Management, Inc., Class A(a)	4,605,053	210,773,276
B Riley Financial, Inc.(c)	1,138,877	24,110,026
BGC Group, Inc., Class A(c)	18,003,208	139,884,926
Brightsphere Investment Group, Inc.(a)	2,193,547	50,100,613
Donnelley Financial Solutions, Inc.(a)(b)(c)	1,679,689	104,157,515
Moelis & Co., Class A	2,824,315	160,336,363
Piper Sandler Cos.(a)	1,026,539	203,757,726
PJT Partners, Inc., Class A(c)	1,105,689	104,222,245
StoneX Group, Inc.(a)(b)(c)	1,841,688	129,396,999
Virtus Investment Partners, Inc.(a)	458,472	113,691,887
WisdomTree, Inc.	7,481,003	68,750,418

		1,309,181,994

Chemicals — 2.4%
AdvanSix, Inc.(a)	1,826,172	52,228,519
Balchem Corp.(a)(c)	2,177,289	337,370,931
Hawkins, Inc.(a)	1,291,302	99,171,994
HB Fuller Co.(a)	3,660,799	291,912,112
Ingevity Corp.(a)(b)(c)	2,287,461	109,111,890
Innospec, Inc.(a)	1,679,323	216,531,908
Koppers Holdings, Inc.(a)	1,413,806	77,999,677
Mativ Holdings, Inc.(a)	3,672,171	68,853,206
Minerals Technologies, Inc.(a)(c)	2,203,842	165,905,226
Quaker Chemical Corp.(a)	937,704	192,463,746
Sensient Technologies Corp.(a)	2,853,400	197,426,746
Stepan Co.(a)	1,435,169	129,222,617

		1,938,198,572

Commercial Services & Supplies — 2.2%
ABM Industries, Inc.(a)	4,245,415	189,430,417
Brady Corp., Class A, NVS	3,025,185	179,332,967
CoreCivic, Inc.(a)(b)	7,711,462	120,375,922
Deluxe Corp.(a)	2,960,724	60,961,307
Enviri Corp.(a)(b)(c)	5,408,879	49,491,243
GEO Group, Inc. (The)(a)(b)(c)	8,285,684	116,993,858
Healthcare Services Group, Inc.(a)(b)	5,003,346	62,441,758
HNI Corp.(a)	3,154,605	142,367,324
Interface, Inc., Class A(a)	3,936,813	66,217,195
Liquidity Services, Inc.(b)(c)	1,519,289	28,258,775
Matthews International Corp., Class A(a)	2,078,722	64,606,680
MillerKnoll, Inc.(a)	4,918,067	121,771,339
OPENLANE, Inc.(a)(b)(c)	7,295,760	126,216,648
Pitney Bowes, Inc.	7,894,604	34,183,635
UniFirst Corp.(a)	1,020,552	176,994,333
Vestis Corp.(a)(c)	8,877,358	171,066,689
Viad Corp.(a)(b)(c)	1,417,267	55,967,874

		1,766,677,964

Communications Equipment — 0.9%
ADTRAN Holdings, Inc.(a)	4,798,807	26,105,510
Calix, Inc.(a)(b)(c)	3,970,355	131,656,972
Digi International, Inc.(a)(b)(c)	2,456,451	78,434,480
Extreme Networks, Inc.(b)(c)	5,838,562	67,377,005
Harmonic, Inc.(a)(b)(c)	7,631,385	102,565,814
NetScout Systems, Inc.(a)(b)(c)	4,822,387	105,320,932
Viasat, Inc.(b)(c)	5,094,381	92,157,352
Viavi Solutions, Inc.(a)(b)(c)	15,032,104	136,641,825

		740,259,890

Security	Shares	Value

Construction & Engineering — 1.2%
Arcosa, Inc.(a)(c)	3,292,892	$282,727,707
Dycom Industries, Inc.(a)(b)(c)	1,981,269	284,371,540
Granite Construction, Inc.(a)	2,967,129	169,512,080
MYR Group, Inc.(a)(b)(c)	1,128,519	199,465,733

		936,077,060

Consumer Finance — 0.8%
Bread Financial Holdings, Inc.	1,781,705	66,350,694
Encore Capital Group, Inc.(a)(b)(c)	1,597,565	72,864,940
Enova International, Inc.(a)(b)	1,966,237	123,538,671
EZCORP, Inc., Class A, NVS(b)(c)	3,535,512	40,057,351
Green Dot Corp., Class A(a)(b)(c)	2,992,313	27,918,280
Navient Corp.	5,544,273	96,470,350
PRA Group, Inc.(a)(b)(c)	2,664,502	69,490,212
PROG Holdings, Inc.(a)	3,036,225	104,567,589
World Acceptance Corp.(b)(c)	227,513	32,984,835

		634,242,922

Consumer Staples Distribution & Retail — 0.6%
Andersons, Inc. (The)(a)	2,137,521	122,629,580
Chefs’ Warehouse, Inc. (The)(a)(b)(c)	2,384,563	89,802,643
PriceSmart, Inc.(a)	1,691,446	142,081,464
SpartanNash Co.(a)	2,345,806	47,408,739
United Natural Foods, Inc.(a)(b)(c)	4,025,015	46,247,422

		448,169,848

Containers & Packaging — 0.6%
Myers Industries, Inc.(a)	2,495,839	57,828,590
O-I Glass, Inc.(a)(b)(c)	10,449,909	173,363,990
Sealed Air Corp.	5,991,747	222,892,988

		454,085,568

Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.(a)(b)(c)	2,646,785	136,044,749
Frontdoor, Inc.(a)(b)	5,377,453	175,197,419
Mister Car Wash, Inc.(b)(c)	6,170,763	47,823,413
Perdoceo Education Corp.(a)	4,430,197	77,794,259
Strategic Education, Inc.(a)	1,469,232	152,976,436
Stride, Inc.(a)(b)(c)	2,687,847	169,468,753

		759,305,029

Diversified REITs — 0.7%
Alexander & Baldwin, Inc.(a)	4,924,986	81,114,519
American Assets Trust, Inc.(a)	3,300,653	72,317,307
Armada Hoffler Properties, Inc.(a)	4,566,535	47,491,964
Essential Properties Realty Trust, Inc.(a)	10,536,770	280,910,288
Global Net Lease, Inc.	8,704,032	67,630,329

		549,464,407

Diversified Telecommunication Services — 0.5%
ATN International, Inc.	699,957	22,052,145
Cogent Communications Holdings, Inc.(a)	2,838,834	185,461,025
Consolidated Communications Holdings, Inc.(b)(c)	5,038,114	21,764,652
Lumen Technologies, Inc.(b)	47,061,267	73,415,577
Shenandoah Telecommunications Co.(a)(c)	3,395,235	58,975,232

		361,668,631

Electric Utilities — 0.5%
MGE Energy, Inc.(a)	2,442,312	192,258,801
Otter Tail Corp.(a)	2,816,916	243,381,542

		435,640,343

Electrical Equipment — 0.8%
Encore Wire Corp.(a)(c)	1,065,391	279,963,447
Powell Industries, Inc.(a)	624,317	88,840,309
SunPower Corp.(b)(c)	5,804,166	17,412,498

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Sunrun, Inc.(a)(b)	14,714,712	$193,939,904
Vicor Corp.(b)(c)	1,528,979	58,468,157

		638,624,315

Electronic Equipment, Instruments & Components — 3.9%
Advanced Energy Industries, Inc.(a)(c)	2,517,723	256,757,392
Arlo Technologies, Inc.(a)(b)(c)	6,425,036	81,276,705
Badger Meter, Inc.(a)(c)	1,981,861	320,684,928
Benchmark Electronics, Inc.(a)	2,422,733	72,706,217
CTS Corp.(a)(c)	2,104,607	98,474,562
ePlus, Inc.(a)(b)(c)	1,799,540	141,335,872
Fabrinet(a)(b)(c)	2,451,869	463,452,278
Insight Enterprises, Inc.(a)(b)(c)	1,869,964	346,915,721
Itron, Inc.(a)(b)(c)	3,072,273	284,246,698
Knowles Corp.(a)(b)(c)	6,017,980	96,889,478
Methode Electronics, Inc.(a)	2,417,023	29,439,340
OSI Systems, Inc.(a)(b)(c)	1,062,049	151,681,838
PC Connection, Inc.	765,369	50,460,778
Plexus Corp.(a)(b)(c)	1,864,833	176,823,465
Rogers Corp.(a)(b)(c)	1,131,654	134,316,013
Sanmina Corp.(a)(b)	3,766,802	234,219,748
ScanSource, Inc.(a)(b)(c)	1,705,293	75,101,104
TTM Technologies, Inc.(a)(b)(c)	6,941,351	108,632,143

		3,123,414,280

Energy Equipment & Services — 1.9%
Archrock, Inc.(a)	9,299,607	182,923,270
Bristow Group, Inc.(a)(b)(c)	1,626,641	44,244,635
Core Laboratories, Inc.(a)(c)	3,156,089	53,906,000
Dril-Quip, Inc.(a)(b)(c)	2,308,983	52,021,387
Helix Energy Solutions Group, Inc.(a)(b)(c)	9,617,898	104,258,014
Helmerich & Payne, Inc.(a)	6,674,055	280,710,753
Liberty Energy, Inc., Class A(a)	10,243,819	212,251,930
Nabors Industries Ltd.(a)(b)(c)	602,750	51,914,858
Oceaneering International, Inc.(a)(b)(c)	6,802,830	159,186,222
Patterson-UTI Energy, Inc.(a)	21,699,012	259,086,203
ProPetro Holding Corp.(a)(b)(c)	5,750,898	46,467,256
RPC, Inc.	5,764,002	44,613,375
U.S. Silica Holdings, Inc.(a)(b)(c)	5,227,271	64,870,433

		1,556,454,336

Entertainment — 0.5%
Cinemark Holdings, Inc.(a)(b)(c)	7,164,919	128,753,594
Madison Square Garden Sports Corp., Class A(a)(b)	1,127,693	208,081,912
Marcus Corp. (The)(a)(c)	1,667,844	23,783,455

		360,618,961

Financial Services — 1.6%
EVERTEC, Inc.(a)	4,365,011	174,163,939
Jackson Financial, Inc., Class A	1,652,947	109,325,915
Mr. Cooper Group, Inc.(a)(b)(c)	4,356,819	339,614,041
NCR Atleos Corp.(a)(b)	4,519,319	89,256,550
NMI Holdings, Inc., Class A(a)(b)(c)	5,490,621	177,566,683
Payoneer Global, Inc.(b)	15,464,961	75,159,710
Radian Group, Inc.	3,139,430	105,076,722
Walker & Dunlop, Inc.(a)	2,259,029	228,297,471

		1,298,461,031

Food Products — 1.3%
B&G Foods, Inc.(a)	5,326,814	60,938,752
Calavo Growers, Inc.(a)	1,205,875	33,535,384
Cal-Maine Foods, Inc.(a)(c)	2,752,678	161,995,100
Fresh Del Monte Produce, Inc.	2,282,532	59,140,404
Hain Celestial Group, Inc. (The)(a)(b)(c)	6,086,249	47,837,917

Security	Shares	Value

Food Products (continued)
J & J Snack Foods Corp.(a)	1,047,125	$151,372,390
John B Sanfilippo & Son, Inc.(a)	609,944	64,605,268
Simply Good Foods Co. (The)(a)(b)(c)	6,134,236	208,748,051
Tootsie Roll Industries, Inc.(c)	1,219,796	39,070,080
TreeHouse Foods, Inc.(a)(b)(c)	3,398,862	132,385,675
WK Kellogg Co.(a)	4,453,810	83,731,628

		1,043,360,649

Gas Utilities — 0.3%
Chesapeake Utilities Corp.(a)	1,501,715	161,134,020
Northwest Natural Holding Co.(a)	2,484,275	92,464,716

		253,598,736

Ground Transportation — 0.6%
ArcBest Corp.(a)(c)	1,598,000	227,715,000
Heartland Express, Inc.(c)	3,105,871	37,084,100
Marten Transport Ltd.	3,919,759	72,437,146
RXO, Inc.(a)(b)(c)	7,903,697	172,853,853

		510,090,099

Health Care Equipment & Supplies — 2.7%
Artivion, Inc.(a)(b)(c)	2,642,081	55,906,434
Avanos Medical, Inc.(a)(b)(c)	3,135,973	62,437,222
CONMED Corp.(a)(c)	2,076,918	166,319,593
Embecta Corp.(a)	3,901,050	51,766,934
Glaukos Corp.(a)(b)(c)	3,295,574	310,739,672
ICU Medical, Inc.(a)(b)(c)	1,369,542	146,979,247
Inari Medical, Inc.(a)(b)	3,461,670	166,090,927
Integer Holdings Corp.(a)(b)(c)	2,250,685	262,609,926
LeMaitre Vascular, Inc.(a)	1,338,388	88,815,428
Merit Medical Systems, Inc.(a)(b)(c)	3,899,999	295,424,924
Omnicell, Inc.(a)(b)(c)	3,071,326	89,774,859
OraSure Technologies, Inc.(a)(b)(c)	4,978,627	30,618,556
STAAR Surgical Co.(a)(b)(c)	3,296,391	126,185,847
Tandem Diabetes Care, Inc.(a)(b)(c)	4,404,210	155,953,076
UFP Technologies, Inc.(a)(b)(c)	477,075	120,318,315
Varex Imaging Corp.(a)(b)(c)	2,750,682	49,787,344

		2,179,728,304

Health Care Providers & Services — 3.3%
AdaptHealth Corp.(b)(c)	5,544,377	63,815,779
Addus HomeCare Corp.(a)(b)(c)	1,081,030	111,713,640
Agiliti, Inc.(b)(c)	2,375,276	24,037,793
AMN Healthcare Services, Inc.(a)(b)(c)	2,559,053	159,966,403
Astrana Health, Inc.(a)(b)(c)	2,844,329	119,433,375
CorVel Corp.(b)(c)	613,521	161,331,482
Cross Country Healthcare, Inc.(a)(b)(c)	2,238,648	41,907,491
Enhabit, Inc.(a)(b)(c)	3,396,315	39,567,070
Ensign Group, Inc. (The)(a)(c)	3,795,717	472,263,109
Fulgent Genetics, Inc.(b)(c)	1,365,229	29,625,469
ModivCare, Inc.(a)(b)(c)	833,714	19,550,593
National HealthCare Corp.(a)	910,944	86,093,317
NeoGenomics, Inc.(a)(b)(c)	8,609,232	135,337,127
Owens & Minor, Inc.(a)(b)(c)	5,166,858	143,173,635
Patterson Cos., Inc.(a)	5,569,807	154,005,164
Pediatrix Medical Group, Inc.(a)(b)(c)	5,594,906	56,116,907
Premier, Inc., Class A(a)	8,113,798	179,314,936
Privia Health Group, Inc.(a)(b)(c)	6,937,472	135,905,076
RadNet, Inc.(b)(c)	3,513,849	170,983,892
Select Medical Holdings Corp.(a)	7,100,354	214,075,673
U.S. Physical Therapy, Inc.(a)	1,017,387	114,832,471

		2,633,050,402

Health Care REITs — 0.7%
CareTrust REIT, Inc.(a)	8,813,538	214,785,921

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care REITs (continued)
Community Healthcare Trust, Inc.(a)	1,645,553	$43,689,432
LTC Properties, Inc.(a)	2,797,260	90,938,923
Medical Properties Trust, Inc.(a)(c)	40,454,242	190,134,937
Universal Health Realty Income Trust(a)	861,560	31,627,868

		571,177,081

Health Care Technology — 0.4%
Certara, Inc.(b)(c)	7,233,468	129,334,408
HealthStream, Inc.(a)	1,620,914	43,213,567
Schrodinger, Inc.(a)(b)(c)	3,694,533	99,752,391
Simulations Plus, Inc.(a)(c)	1,082,204	44,532,695

		316,833,061

Hotel & Resort REITs — 1.1%
Apple Hospitality REIT, Inc.(a)	14,407,524	235,995,243
Chatham Lodging Trust(a)	3,309,890	33,462,988
DiamondRock Hospitality Co.(a)	14,158,392	136,062,147
Pebblebrook Hotel Trust(a)(c)	8,138,941	125,421,081
Service Properties Trust(a)	11,255,229	76,310,453
Summit Hotel Properties, Inc.(a)	7,288,654	47,449,138
Sunstone Hotel Investors, Inc.(a)	13,875,492	154,572,981
Xenia Hotels & Resorts, Inc.(a)	7,141,689	107,196,752

		916,470,783

Hotels, Restaurants & Leisure — 2.0%
BJ’s Restaurants, Inc.(a)(b)(c)	1,569,605	56,788,309
Bloomin’ Brands, Inc.(a)	5,863,219	168,157,121
Brinker International, Inc.(a)(b)(c)	2,995,298	148,806,405
Cheesecake Factory, Inc. (The)(a)	3,155,031	114,054,371
Chuy’s Holdings, Inc.(a)(b)(c)	1,175,694	39,656,159
Cracker Barrel Old Country Store, Inc.(a)	1,506,060	109,535,744
Dave & Buster’s Entertainment, Inc.(a)(b)(c)	2,171,519	135,937,089
Dine Brands Global, Inc.(a)	1,048,501	48,734,326
Golden Entertainment, Inc.(a)	1,457,249	53,670,481
Jack in the Box, Inc.(a)	1,321,033	90,464,340
Monarch Casino & Resort, Inc.	901,593	67,610,459
Papa John’s International, Inc.(a)	2,218,289	147,738,047
Sabre Corp.(a)(b)(c)	25,710,407	62,219,185
Shake Shack, Inc., Class A(a)(b)(c)	2,532,131	263,417,588
Six Flags Entertainment Corp.(a)(b)(c)	4,900,127	128,971,343

		1,635,760,967

Household Durables — 3.6%
Cavco Industries, Inc.(a)(b)(c)	524,245	209,205,210
Century Communities, Inc.(a)	1,909,921	184,307,376
Ethan Allen Interiors, Inc.(a)	1,548,764	53,540,771
Green Brick Partners, Inc.(b)(c)	1,725,175	103,907,290
Installed Building Products, Inc.(a)(c)	1,583,140	409,605,812
La-Z-Boy, Inc.(a)	2,904,172	109,254,951
LGI Homes, Inc.(a)(b)(c)	1,388,321	161,558,915
M/I Homes, Inc.(a)(b)(c)	1,885,565	256,983,654
MDC Holdings, Inc.(a)	4,033,712	253,760,822
Meritage Homes Corp.(a)	2,461,479	431,891,105
Newell Brands, Inc.(a)	25,735,429	206,655,495
Sonos, Inc.(a)(b)(c)	8,364,152	159,420,737
Tri Pointe Homes, Inc.(a)(b)(c)	6,554,297	253,389,122
Worthington Enterprises, Inc.	2,059,769	128,179,425

		2,921,660,685

Household Products — 0.7%
Central Garden & Pet Co.(a)(b)(c)	645,442	27,644,281
Central Garden & Pet Co., Class A, NVS(b)(c)	3,657,226	135,024,784
Energizer Holdings, Inc.(a)	4,508,878	132,741,368
WD-40 Co.(a)(c)	915,894	232,005,109

		527,415,542

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy, Inc., Class A(a)	2,345,132	$50,443,789
Clearway Energy, Inc., Class C(a)	4,959,617	114,319,172

		164,762,961

Industrial REITs — 0.5%
Innovative Industrial Properties, Inc.(a)	1,898,705	196,591,916
LXP Industrial Trust(a)	19,763,804	178,269,512

		374,861,428

Insurance — 2.6%
Ambac Financial Group, Inc.(b)	2,217,455	34,658,822
American Equity Investment Life Holding Co.(a)(b)(c)	4,216,150	237,031,953
AMERISAFE, Inc.(a)	1,294,881	64,964,180
Assured Guaranty Ltd.(a)	3,670,840	320,280,790
Employers Holdings, Inc.(a)	1,707,559	77,506,103
Genworth Financial, Inc., Class A(a)(b)(c)	29,327,808	188,577,805
Goosehead Insurance, Inc., Class A(b)(c)	1,659,650	110,565,883
HCI Group, Inc.	460,444	53,448,340
Horace Mann Educators Corp.(a)	2,707,135	100,136,924
Lincoln National Corp.	8,036,595	256,608,478
Mercury General Corp.	1,795,269	92,635,880
Palomar Holdings, Inc.(a)(b)(c)	1,674,939	140,410,136
ProAssurance Corp.(a)	3,378,963	43,453,464
Safety Insurance Group, Inc.(a)	980,628	80,597,815
SiriusPoint Ltd.(b)(c)	6,144,197	78,092,744
Stewart Information Services Corp.(a)	1,813,950	118,015,587
Trupanion, Inc.(a)(b)(c)	2,413,386	66,633,587
United Fire Group, Inc.(a)	1,437,844	31,301,864

		2,094,920,355

Interactive Media & Services — 0.9%
Cargurus, Inc., Class A(a)(b)(c)	5,786,925	133,562,229
Cars.com, Inc.(a)(b)(c)	4,181,970	71,846,245
QuinStreet, Inc.(a)(b)(c)	3,532,979	62,392,409
Shutterstock, Inc.	1,624,615	74,423,613
TripAdvisor, Inc.(a)(b)(c)	7,301,608	202,911,686
Yelp, Inc.(a)(b)(c)	4,636,777	182,689,014

		727,825,196

IT Services — 0.5%
DXC Technology Co.(a)(b)(c)	12,349,922	261,941,846
Perficient, Inc.(a)(b)(c)	2,360,058	132,847,665

		394,789,511

Leisure Products — 0.4%
Sturm Ruger & Co., Inc.(a)	1,200,750	55,414,613
Topgolf Callaway Brands Corp.(a)(b)(c)	9,595,780	155,163,763
Vista Outdoor, Inc.(a)(b)(c)	3,927,337	128,738,107

		339,316,483

Life Sciences Tools & Services — 0.5%
BioLife Solutions, Inc.(a)(b)(c)	2,396,872	44,461,976
Cytek Biosciences, Inc.(a)(b)(c)	6,704,088	44,984,430
Fortrea Holdings, Inc.(a)(b)(c)	5,906,178	237,073,985
Mesa Laboratories, Inc.(a)(c)	347,179	38,095,952
OmniAb, Inc., 12.50 Earnout Shares(b)(d)	450,637	—
OmniAb, Inc., 15.00 Earnout Shares(b)(d)	450,637	—

		364,616,343

Machinery — 5.0%
3D Systems Corp.(a)(b)(c)	9,040,262	40,138,763
Alamo Group, Inc.(a)	697,689	159,303,329
Albany International Corp., Class A(a)	2,107,104	197,035,295
Astec Industries, Inc.(a)	1,535,967	67,137,118
Barnes Group, Inc.(a)	3,432,261	127,508,496

26	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Enerpac Tool Group Corp., Class A(a)(c)	3,666,165	$130,735,444
Enpro, Inc.(a)(c)	1,411,932	238,291,764
ESCO Technologies, Inc.(a)	1,746,933	187,009,178
Federal Signal Corp.(a)(c)	4,114,619	349,207,715
Franklin Electric Co., Inc.(a)	2,679,029	286,147,087
Greenbrier Cos., Inc. (The)(a)	2,110,698	109,967,366
Hillenbrand, Inc.(a)	4,737,666	238,257,223
John Bean Technologies Corp.(a)(c)	2,150,237	225,538,359
Kennametal, Inc.(a)	5,368,903	133,900,441
Lindsay Corp.(a)	745,111	87,669,760
Mueller Industries, Inc.(a)	7,666,684	413,464,268
Proto Labs, Inc.(a)(b)(c)	1,741,795	62,269,171
SPX Technologies, Inc.(a)(b)(c)	3,082,648	379,566,448
Standex International Corp.(a)	804,052	146,514,355
Tennant Co.(a)	1,265,074	153,845,649
Titan International, Inc.(b)(c)	3,438,332	42,841,617
Trinity Industries, Inc.(a)	5,529,471	153,995,767
Wabash National Corp.(a)	3,066,200	91,802,028

		4,022,146,641

Marine Transportation — 0.3%
Matson, Inc.(a)	2,359,274	265,182,398

Media — 0.5%
AMC Networks, Inc., Class A(a)(b)(c)	2,058,397	24,968,356
EchoStar Corp., Class A(a)(b)(c)	8,176,750	116,518,688
EW Scripps Co. (The), Class A, NVS(a)(b)(c)	3,977,044	15,629,783
John Wiley & Sons, Inc., Class A(a)	2,863,402	109,181,518
Scholastic Corp., NVS(a)	1,772,885	66,855,493
TechTarget, Inc.(a)(b)(c)	1,751,877	57,952,091
Thryv Holdings, Inc.(a)(b)(c)	2,096,575	46,606,862

		437,712,791

Metals & Mining — 2.4%
Alpha Metallurgical Resources, Inc.(a)	798,420	264,412,751
Arch Resources, Inc., Class A(a)	1,240,564	199,470,286
ATI, Inc.(a)(b)(c)	8,615,311	440,845,464
Carpenter Technology Corp.(a)	3,337,014	238,329,540
Century Aluminum Co.(b)(c)	3,505,923	53,956,155
Compass Minerals International, Inc.(a)	2,295,089	36,124,701
Haynes International, Inc.(a)	859,335	51,663,220
Kaiser Aluminum Corp.(a)	1,073,658	95,942,079
Materion Corp.(a)(c)	1,394,073	183,669,118
Metallus, Inc.(a)(b)(c)	2,594,345	57,724,176
Olympic Steel, Inc.(a)	663,751	47,046,671
SunCoke Energy, Inc.(a)	5,657,529	63,760,352
Warrior Met Coal, Inc.	2,470,246	149,943,932
Worthington Steel, Inc.(c)	2,068,420	74,152,857

		1,957,041,302

Mortgage Real Estate Investment Trusts (REITs) — 1.6%
Apollo Commercial Real Estate Finance, Inc.(a)	8,856,322	98,659,427
Arbor Realty Trust, Inc.(a)(c)	9,861,728	130,667,896
ARMOUR Residential REIT, Inc.(a)(c)	3,319,467	65,625,863
Blackstone Mortgage Trust, Inc., Class A(a)	11,636,072	231,674,194
Ellington Financial, Inc.(a)	5,370,974	63,431,203
Franklin BSP Realty Trust, Inc.(a)	5,572,478	74,448,306
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	7,497,573	212,931,073
KKR Real Estate Finance Trust, Inc.(a)	3,944,687	39,683,551
New York Mortgage Trust, Inc.(a)(c)	6,143,898	44,236,066
PennyMac Mortgage Investment Trust(a)	5,851,251	85,896,365
Ready Capital Corp.(a)	10,696,463	97,658,707

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Redwood Trust, Inc.(a)	8,882,547	$56,581,824
Two Harbors Investment Corp.(a)	6,971,360	92,300,806

		1,293,795,281

Multi-Utilities — 0.3%
Avista Corp.(a)	5,190,615	181,775,337
Unitil Corp.(a)	1,087,383	56,924,500

		238,699,837

Office REITs — 1.0%
Brandywine Realty Trust(a)	11,578,470	55,576,656
Douglas Emmett, Inc.	8,150,864	113,052,484
Easterly Government Properties, Inc.(a)	6,420,643	73,901,601
Highwoods Properties, Inc.(a)	7,158,262	187,403,299
Hudson Pacific Properties, Inc.(a)	8,556,509	55,189,483
JBG SMITH Properties(a)	5,773,387	92,662,861
SL Green Realty Corp.(a)	4,376,441	241,273,192

		819,059,576

Oil, Gas & Consumable Fuels — 2.9%
California Resources Corp.(a)	4,367,274	240,636,797
Comstock Resources, Inc.	6,206,409	57,595,476
CONSOL Energy, Inc.(a)	1,799,420	150,719,419
CVR Energy, Inc.	1,969,274	70,224,311
Dorian LPG Ltd.(a)	2,315,122	89,039,592
Green Plains, Inc.(a)(b)(c)	3,751,114	86,725,756
Magnolia Oil & Gas Corp., Class A(a)	12,508,487	324,595,238
Northern Oil & Gas, Inc.(a)	6,179,904	245,218,591
Par Pacific Holdings, Inc.(b)(c)	2,888,579	107,050,738
Peabody Energy Corp.(a)	7,437,444	180,432,391
REX American Resources Corp.(a)(b)(c)	1,031,747	60,573,866
SM Energy Co.(a)	7,813,328	389,494,401
Talos Energy, Inc.(b)(c)	9,104,216	126,821,729
Vital Energy, Inc.(b)(c)	1,675,148	88,012,276
World Kinect Corp.(a)	4,086,958	108,100,039

		2,325,240,620

Paper & Forest Products — 0.3%
Clearwater Paper Corp.(a)(b)(c)	1,122,159	49,072,013
Mercer International, Inc.	2,972,235	29,573,738
Sylvamo Corp.(a)	2,385,560	147,284,474

		225,930,225

Passenger Airlines — 1.0%
Alaska Air Group, Inc.(a)(b)(c)	8,515,011	366,060,323
Allegiant Travel Co.(a)	972,714	73,157,820
JetBlue Airways Corp.(a)(b)(c)	22,509,680	167,021,826
SkyWest, Inc.(a)(b)	2,765,197	191,019,809
Sun Country Airlines Holdings, Inc.(b)(c)	2,640,728	39,848,586

		837,108,364

Personal Care Products — 0.5%
Edgewell Personal Care Co.(a)	3,372,524	130,314,327
Inter Parfums, Inc.	1,209,561	169,955,416
Medifast, Inc.(a)	730,148	27,979,271
Nu Skin Enterprises, Inc., Class A(a)	3,347,490	46,295,787
USANA Health Sciences, Inc.(b)(c)	751,724	36,458,614

		411,003,415

Pharmaceuticals — 1.8%
Amphastar Pharmaceuticals, Inc.(a)(b)(c)	2,536,638	111,383,775
ANI Pharmaceuticals, Inc.(b)(c)	1,023,565	70,759,048
Collegium Pharmaceutical, Inc.(a)(b)(c)	2,202,806	85,512,929
Corcept Therapeutics, Inc.(a)(b)(c)	6,126,543	154,327,618
Harmony Biosciences Holdings, Inc.(b)(c)	2,226,999	74,782,626
Innoviva, Inc.(a)(b)(c)	3,820,945	58,231,202

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Ligand Pharmaceuticals, Inc.(a)(b)(c)	1,107,084	$80,927,840
Organon & Co.(a)	17,261,591	324,517,911
Pacira BioSciences, Inc.(a)(b)(c)	3,136,782	91,656,770
Phibro Animal Health Corp., Class A(a)	1,373,776	17,762,924
Prestige Consumer Healthcare, Inc.(a)(b)(c)	3,361,563	243,915,011
Supernus Pharmaceuticals, Inc.(a)(b)(c)	3,700,424	126,221,463

		1,439,999,117

Professional Services — 1.0%
CSG Systems International, Inc.(a)	1,909,686	98,425,216
Heidrick & Struggles International, Inc.(a)	1,363,310	45,889,015
Kelly Services, Inc., Class A, NVS	2,164,917	54,209,522
Korn Ferry(a)	3,548,325	233,337,852
NV5 Global, Inc.(a)(b)(c)	863,377	84,619,580
Resources Connection, Inc.(a)	2,156,679	28,381,896
TTEC Holdings, Inc.	1,281,348	13,287,579
Verra Mobility Corp., Class A(a)(b)(c)	11,231,675	280,454,925

		838,605,585

Real Estate Management & Development — 0.6%
Anywhere Real Estate, Inc.(a)(b)(c)	7,501,707	46,360,549
Cushman & Wakefield PLC(b)(c)	9,581,275	100,220,137
eXp World Holdings, Inc.(c)	5,221,231	53,935,316
Kennedy-Wilson Holdings, Inc.(a)	8,003,226	68,667,679
Marcus & Millichap, Inc.	1,615,258	55,193,366
St. Joe Co. (The)	2,404,900	139,412,053

		463,789,100

Residential REITs — 0.3%
Centerspace(a)	1,019,861	58,274,858
Elme Communities(a)	5,963,619	83,013,576
NexPoint Residential Trust, Inc.(a)	1,519,767	48,921,300
Veris Residential, Inc.(a)	5,444,267	82,807,301

		273,017,035

Retail REITs — 1.8%
Acadia Realty Trust(a)	6,942,661	118,094,664
Getty Realty Corp.(a)	3,316,407	90,703,731
Macerich Co. (The)(a)	14,585,764	251,312,714
Phillips Edison & Co., Inc.(a)	8,240,610	295,590,681
Retail Opportunity Investments Corp.(a)	8,553,621	109,657,421
Saul Centers, Inc.	876,000	33,717,240
SITE Centers Corp.	10,042,064	147,116,238
Tanger, Inc.(a)	7,272,380	214,753,381
Urban Edge Properties(a)	7,945,631	137,221,047
Whitestone REIT(a)	3,191,460	40,052,823

		1,438,219,940

Semiconductors & Semiconductor Equipment — 2.9%
Alpha & Omega Semiconductor Ltd.(a)(b)(c)	1,551,851	34,202,796
Axcelis Technologies, Inc.(a)(b)(c)	2,212,972	246,790,637
CEVA, Inc.(a)(b)(c)	1,596,318	36,252,382
Cohu, Inc.(a)(b)(c)	3,225,099	107,492,550
Diodes, Inc.(a)(b)(c)	3,102,552	218,729,916
FormFactor, Inc.(a)(b)(c)	5,257,006	239,877,184
Ichor Holdings Ltd.(a)(b)	1,988,276	76,787,219
Kulicke & Soffa Industries, Inc.(a)	3,815,123	191,938,838
MaxLinear, Inc.(a)(b)(c)	5,050,990	94,301,983
PDF Solutions, Inc.(a)(b)(c)	2,067,547	69,614,307
Photronics, Inc.(a)(b)(c)	4,228,499	119,751,092
Semtech Corp.(a)(b)(c)	4,341,977	119,360,948
SiTime Corp.(a)(b)(c)	1,180,197	110,029,766
SMART Global Holdings, Inc.(a)(b)(c)	3,501,008	92,146,531
SolarEdge Technologies, Inc.(a)(b)(c)	3,836,630	272,323,997

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Ultra Clean Holdings, Inc.(a)(b)(c)	3,036,328	$139,488,908
Veeco Instruments, Inc.(a)(b)(c)	3,805,396	133,835,777

		2,302,924,831

Software — 3.7%
A10 Networks, Inc.(a)	4,735,618	64,830,610
ACI Worldwide, Inc.(a)(b)(c)	7,361,371	244,471,131
Adeia, Inc.(a)	7,007,031	76,516,779
Agilysys, Inc.(a)(b)(c)	1,369,672	115,408,563
Alarm.com Holdings, Inc.(a)(b)(c)	3,375,882	244,650,169
BlackLine, Inc.(a)(b)(c)	3,434,430	221,795,489
Box, Inc., Class A(a)(b)(c)	9,697,124	274,622,552
Cerence, Inc.(a)(b)(c)	2,829,587	44,565,995
DoubleVerify Holdings, Inc.(a)(b)(c)	9,413,229	330,969,132
Envestnet, Inc.(b)(c)	1,836,051	106,325,713
InterDigital, Inc.(a)	1,740,475	185,290,969
LiveRamp Holdings, Inc.(a)(b)(c)	4,482,145	154,634,003
N-able, Inc.(b)(c)	4,695,395	61,368,813
NCR Voyix Corp.(a)(b)(c)	9,060,314	114,431,766
Progress Software Corp.(a)	2,971,624	158,417,275
Sprinklr, Inc., Class A(b)(c)	5,260,219	64,542,887
SPS Commerce, Inc.(a)(b)(c)	2,478,207	458,220,474
Xperi, Inc.(a)(b)(c)	2,944,855	35,514,951

		2,956,577,271

Specialized REITs — 0.6%
Four Corners Property Trust, Inc.(a)	6,116,709	149,675,869
Outfront Media, Inc.(a)	9,809,517	164,701,790
Safehold, Inc.(c)	3,024,220	62,298,932
Uniti Group, Inc.(a)	16,121,627	95,117,599

		471,794,190

Specialty Retail — 5.0%
Abercrombie & Fitch Co., Class A(a)(b)(c)	3,403,949	426,616,928
Academy Sports & Outdoors, Inc.(a)(c)	5,007,531	338,208,644
Advance Auto Parts, Inc.(a)	3,991,662	339,650,520
American Eagle Outfitters, Inc.(a)	12,539,763	323,400,488
Asbury Automotive Group, Inc.(a)(b)(c)	1,389,593	327,638,238
Boot Barn Holdings, Inc.(a)(b)(c)	2,046,417	194,716,578
Buckle, Inc. (The)	1,983,396	79,871,357
Caleres, Inc.(a)	2,254,192	92,489,498
Designer Brands, Inc., Class A(a)(c)	2,901,747	31,716,095
Foot Locker, Inc.(a)	5,532,824	157,685,484
Group 1 Automotive, Inc.(a)(c)	896,841	262,083,845
Guess?, Inc.	1,855,528	58,393,466
Haverty Furniture Cos., Inc.(a)	903,664	30,833,016
Hibbett, Inc.(a)	795,172	61,077,161
Leslie’s, Inc.(a)(b)(c)	12,463,461	81,012,497
MarineMax, Inc.(a)(b)(c)	1,367,038	45,467,684
Monro, Inc.(a)(c)	2,019,808	63,704,744
National Vision Holdings, Inc.(a)(b)(c)	5,311,347	117,699,450
ODP Corp. (The)(a)(b)(c)	2,258,185	119,796,714
Sally Beauty Holdings, Inc.(a)(b)(c)	7,084,687	87,991,813
Shoe Carnival, Inc.(c)	1,215,861	44,549,147
Signet Jewelers Ltd.(a)(c)	2,992,838	299,493,299
Sonic Automotive, Inc., Class A	1,003,936	57,164,116
Upbound Group, Inc.(a)	3,022,508	106,422,507
Urban Outfitters, Inc.(b)(c)	3,832,792	166,419,829
Victoria’s Secret & Co.(a)(b)(c)	5,230,433	101,365,792

		4,015,468,910

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.2%
Corsair Gaming, Inc.(b)(c)	2,930,316	$36,160,099
Xerox Holdings Corp.(a)	7,637,081	136,703,750

		172,863,849

Textiles, Apparel & Luxury Goods — 1.0%
G-III Apparel Group Ltd.(a)(b)(c)	2,763,228	80,161,244
Hanesbrands, Inc.(a)(b)	23,642,232	137,124,946
Kontoor Brands, Inc.(a)	3,376,801	203,452,260
Movado Group, Inc.(a)	1,056,703	29,513,715
Oxford Industries, Inc.(a)	997,034	112,066,622
Steven Madden Ltd.(a)	4,736,380	200,254,146
Wolverine World Wide, Inc.(a)	5,388,424	60,404,233

		822,977,166

Tobacco — 0.2%
Universal Corp.(a)	1,668,433	86,291,355
Vector Group Ltd.(a)	8,952,870	98,123,455

		184,414,810

Trading Companies & Distributors — 1.8%
Air Lease Corp., Class A(a)	6,972,961	358,689,114
Boise Cascade Co.(a)	2,673,532	410,039,603
DNOW, Inc.(a)(b)	7,218,368	109,719,194
DXP Enterprises, Inc.(a)(b)	900,586	48,388,486
GMS, Inc.(a)(b)	2,689,039	261,751,056
Rush Enterprises, Inc., Class A(a)	4,160,083	222,647,642

		1,411,235,095

Water Utilities — 0.7%
American States Water Co.(a)	2,497,584	180,425,468
California Water Service Group(a)	3,897,625	181,161,610
Middlesex Water Co.(a)	1,202,817	63,147,893
SJW Group(a)	1,972,638	111,631,584

		536,366,555

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
Gogo, Inc.(b)(c)	4,189,999	$36,788,191
Telephone & Data Systems, Inc.(a)	6,692,156	107,208,339

		143,996,530

Total Long-Term Investments — 97.7% (Cost: $66,647,645,499)		78,478,640,389

Short-Term Securities

Money Market Funds — 7.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(a)(e)(f)	4,166,759,455	4,168,842,834
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(a)(e)	1,650,477,675	1,650,477,675

Total Short-Term Securities — 7.2% (Cost: $5,816,812,131)		5,819,320,509

Total Investments — 104.9% (Cost: $72,464,457,630)		84,297,960,898

Liabilities in Excess of Other Assets — (4.9)%		(3,938,698,282)

Net Assets — 100.0%		$80,359,262,616

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

3D Systems Corp.	$102,182,418	$12,535,672	$(15,925,134)	$(18,192,885)	$(40,461,308)	$40,138,763	9,040,262	$—	$—

8x8, Inc.(a)	34,349,003	2,690,047	(24,464,675)	(106,508,755)	93,934,380	—	—	—	—

A10 Networks, Inc.	72,406,332	16,151,187	(15,421,656)	255,275	(8,560,528)	64,830,610	4,735,618	1,114,266	—

AAON, Inc.	296,224,899	52,699,613	(55,128,107)	19,744,027	87,651,550	401,191,982	4,553,825	1,461,245	—

AAR Corp.	130,130,171	27,466,734	(35,570,614)	7,356,601	4,804,278	134,187,170	2,241,309	—	—

Aaron’s Co., Inc.(a)	22,311,151	2,358,610	(25,150,477)	(19,683,119)	20,163,835	—	—	553,564	—

Abercrombie & Fitch Co., Class A	98,817,944	41,754,452	(47,903,252)	19,226,147	314,721,637	426,616,928	3,403,949	—	—

ABM Industries, Inc.	216,184,140	37,927,279	(61,464,964)	2,038,348	(5,254,386)	189,430,417	4,245,415	4,037,440	—

Academy Sports & Outdoors, Inc.	371,182,519	56,830,146	(91,132,017)	13,582,535	(12,254,539)	338,208,644	5,007,531	2,009,900	—

Acadia Realty Trust	95,963,864	19,720,282	(18,009,354)	(9,325,161)	29,745,033	118,094,664	6,942,661	4,739,971	—

ACI Worldwide, Inc.	—	208,374,425	(15,822,981)	927,228	50,992,459	244,471,131	7,361,371	—	—

Addus HomeCare Corp.	125,019,590	20,296,776	(28,024,534)	119,613	(5,697,805)	111,713,640	1,081,030	—	—

Adeia, Inc.	62,082,295	—	—	—	14,434,484	76,516,779	7,007,031	1,401,406	—

Adtalem Global Education, Inc.	127,926,317	27,790,650	(57,065,516)	4,699,007	32,694,291	136,044,749	2,646,785	—	—

ADTRAN Holdings, Inc.	81,436,976	8,334,821	(11,366,496)	(9,090,010)	(43,209,781)	26,105,510	4,798,807	922,309	—

Advance Auto Parts, Inc.	—	314,287,457	(42,593,866)	(1,103,745)	69,060,674	339,650,520	3,991,662	1,995,495	—

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Advanced Energy Industries, Inc.	$266,681,030	$48,745,071	$(69,642,189)	$13,855,286	$(2,881,806)	$256,757,392	2,517,723	$1,042,618	$—
AdvanSix, Inc.	76,656,303	12,628,479	(18,296,453)	872,176	(19,631,986)	52,228,519	1,826,172	1,188,538	—
Aerojet Rocketdyne Holdings, Inc.(a)	309,930,501	17,956,693	(337,322,963)	113,289,725	(103,853,956)	—	—	—	—
AeroVironment, Inc.	167,676,570	53,773,956	(41,679,813)	12,179,683	97,784,518	289,734,914	1,890,233	—	—
Agilysys, Inc.	119,751,301	22,219,338	(27,667,199)	9,223,842	(8,118,719)	115,408,563	1,369,672	—	—
Air Lease Corp., Class A	—	331,037,137	(2,377,521)	31,965	29,997,533	358,689,114	6,972,961	—	—
Alamo Group, Inc.	138,123,499	25,989,432	(34,989,468)	8,365,199	21,814,667	159,303,329	697,689	656,965	—
Alarm.com Holdings, Inc.	182,914,919	37,566,899	(52,111,317)	(6,178,890)	82,458,558	244,650,169	3,375,882	—	—
Alaska Air Group, Inc.	—	352,464,751	(20,999,661)	(42,842)	34,638,075	366,060,323	8,515,011	—	—
Albany International Corp., Class A	202,299,869	35,618,488	(49,041,613)	8,469,380	(310,829)	197,035,295	2,107,104	2,207,633	—
Alexander & Baldwin, Inc.	99,630,606	17,838,628	(23,695,680)	(3,478,816)	(9,180,219)	81,114,519	4,924,986	4,478,387	—
Alkermes PLC	—	324,662,642	(15,203,457)	(158,782)	(4,225,401)	305,075,002	11,269,856	—	—
Allegiant Travel Co.	104,538,121	19,130,529	(32,778,352)	(24,065,074)	6,332,596	73,157,820	972,714	1,890,415	—
Alpha & Omega Semiconductor Ltd.	43,950,060	8,982,018	(11,361,752)	(2,058,133)	(5,309,397)	34,202,796	1,551,851	—	—
Alpha Metallurgical Resources, Inc.	—	202,673,954	(27,894,535)	4,340,258	85,293,074	264,412,751	798,420	405,803	—
AMC Networks, Inc., Class A	35,658,903	6,695,360	(6,206,835)	(2,630,731)	(8,548,341)	24,968,356	2,058,397	—	—
American Assets Trust, Inc.	70,755,064	13,248,344	(21,387,249)	(18,557,232)	28,258,380	72,317,307	3,300,653	4,183,601	—
American Axle & Manufacturing Holdings, Inc.	65,189,406	12,453,467	(15,431,216)	(7,324,447)	3,485,377	58,372,587	7,931,058	—	—
American Eagle Outfitters, Inc.	170,730,968	44,079,077	(47,146,065)	7,761,605	147,974,903	323,400,488	12,539,763	5,341,492	—
American Equity Investment Life Holding Co.	184,632,248	41,084,859	(78,114,398)	17,633,998	71,795,246	237,031,953	4,216,150	—	—
American States Water Co.	239,487,349	38,288,209	(54,892,192)	7,577,550	(50,035,448)	180,425,468	2,497,584	4,334,250	—
American Vanguard Corp.(a)	44,332,031	3,392,514	(25,952,536)	(13,972,592)	(7,799,417)	—	—	113,526	—
American Woodmark Corp.	63,064,789	18,117,918	(27,180,138)	783,132	55,811,433	110,597,134	1,087,912	—	—
America’s Car-Mart, Inc.(a)	33,227,486	6,428,044	(33,231,072)	(21,996,273)	15,571,815	—	—	—	—
Ameris Bancorp	173,814,150	5,628,006	(22,696,563)	(2,757,721)	54,196,106	208,183,978	4,303,100	2,626,926	—
AMERISAFE, Inc.	68,324,067	14,189,248	(19,459,858)	(1,660,710)	3,571,433	64,964,180	1,294,881	6,315,443	—
AMN Healthcare Services, Inc.	261,702,877	42,272,807	(101,097,642)	9,462,115	(52,373,754)	159,966,403	2,559,053	—	—
Amphastar Pharmaceuticals, Inc.	102,744,038	25,344,936	(34,763,222)	8,831,273	9,226,750	111,383,775	2,536,638	—	—
Andersons, Inc. (The)	93,462,493	21,847,664	(27,525,578)	5,859,730	28,985,271	122,629,580	2,137,521	1,611,295	—
AngioDynamics, Inc.(a)	29,484,283	2,522,880	(23,591,858)	(31,724,349)	23,309,044	—	—	—	—
ANI Pharmaceuticals, Inc.(b)	35,360,373	21,576,536	(13,503,979)	1,904,292	5,744,594	N/A	N/A	—	—
Anika Therapeutics, Inc.(a)	30,577,724	2,113,877	(20,932,066)	(23,274,993)	11,515,458	—	—	—	—
Anywhere Real Estate, Inc.	43,897,144	10,426,494	(15,035,893)	(11,283,518)	18,356,322	46,360,549	7,501,707	—	—
Apogee Enterprises, Inc.	69,807,317	15,867,484	(21,490,677)	1,883,671	22,246,114	88,313,909	1,491,789	1,493,977	—
Apollo Commercial Real Estate Finance, Inc.	88,167,627	18,643,458	(19,511,825)	(14,320,479)	25,680,646	98,659,427	8,856,322	10,529,773	—

30	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Apple Hospitality REIT, Inc.	$—	$258,770,536	$(25,166,587)	$(113,085)	$2,504,379	$235,995,243	14,407,524	$8,584,355	$—
Applied Industrial Technologies, Inc.(a)	399,375,919	74,919,983	(598,953,556)	315,406,994	(190,749,340)	—	—	3,814,688	—
Arbor Realty Trust, Inc.	—	140,226,702	—	—	(9,558,806)	130,667,896	9,861,728	11,890,192	—
ArcBest Corp.	162,821,305	34,747,441	(50,232,553)	13,484,314	66,894,493	227,715,000	1,598,000	800,508	—
Arch Resources, Inc., Class A	—	201,188,547	(1,441,664)	(9,860)	(266,737)	199,470,286	1,240,564	—	—
Archrock, Inc.	95,015,517	24,785,823	(25,737,313)	88,781	88,770,462	182,923,270	9,299,607	3,555,401	—
Arconic Corp.(a)	194,186,802	11,920,917	(233,498,142)	99,041,991	(71,651,568)	—	—	—	—
Arcosa, Inc.	222,096,270	45,908,816	(62,191,990)	16,803,683	60,110,928	282,727,707	3,292,892	672,652	—
Arcus Biosciences, Inc.(b)	69,313,550	13,651,691	(16,400,309)	(6,163,910)	56,650,434	N/A	N/A	—	—
Arlo Technologies, Inc.	39,065,554	13,331,312	(13,484,621)	3,280,227	39,084,233	81,276,705	6,425,036	—	—
Armada Hoffler Properties, Inc.	58,248,207	10,589,974	(12,608,507)	(4,119,541)	(4,618,169)	47,491,964	4,566,535	3,635,239	—
ARMOUR Residential REIT, Inc.	62,319,873	44,356,159	(17,348,651)	(6,045,333)	(17,656,185)	65,625,863	3,319,467	6,211,695	—
Armstrong World Industries, Inc.	—	310,483,512	(15,733,974)	580,813	75,282,131	370,612,482	2,983,517	840,898	—
Artisan Partners Asset Management, Inc., Class A	—	181,429,595	(5,126,671)	(190,132)	34,660,484	210,773,276	4,605,053	6,105,566	—
Artivion, Inc.	38,495,097	9,175,874	(13,479,854)	(4,757,594)	26,472,911	55,906,434	2,642,081	—	—
Asbury Automotive Group, Inc.	338,291,310	57,406,677	(106,708,897)	28,773,962	9,875,186	327,638,238	1,389,593	—	—
Assured Guaranty Ltd.	219,398,891	48,844,195	(90,029,243)	17,420,984	124,645,963	320,280,790	3,670,840	4,584,663	—
Astec Industries, Inc.	68,264,543	12,892,866	(18,703,066)	(2,674,292)	7,357,067	67,137,118	1,535,967	825,354	—
Astrana Health, Inc.(c)(d)	N/A	20,180,869	(20,236,400)	(14,344,089)	(76,644,784)	119,433,375	2,844,329	—	—
ATI, Inc.	371,755,383	67,622,949	(101,184,445)	32,352,057	70,299,520	440,845,464	8,615,311	—	—
Atlantic Union Bankshares Corp.	160,737,723	7,405,178	—	—	3,887,843	172,030,744	4,872,012	5,987,101	—
Avanos Medical, Inc.	100,495,981	15,383,225	(20,654,282)	(8,549,653)	(24,238,049)	62,437,222	3,135,973	—	—
Avantax, Inc.(a)	76,349,477	8,372,111	(82,983,133)	18,765,580	(20,504,035)	—	—	—	—
Avid Bioservices, Inc.(a)	84,935,412	7,516,766	(37,318,233)	(101,056,363)	45,922,418	—	—	—	—
Avid Technology, Inc.(a)	77,158,914	8,031,199	(73,180,877)	(896,022)	(11,113,214)	—	—	—	—
Avista Corp.	225,297,559	8,236,744	(12,219,467)	(3,055,063)	(36,484,436)	181,775,337	5,190,615	9,700,820	—
Axcelis Technologies, Inc.	317,914,779	60,226,783	(88,765,705)	32,509,367	(75,094,587)	246,790,637	2,212,972	—	—
Axos Financial, Inc.	143,594,987	14,697,510	(34,398,094)	1,138,388	59,531,210	184,564,001	3,415,322	—	—
AZZ, Inc.	74,597,593	18,464,471	(23,333,066)	(178,621)	61,392,044	130,942,421	1,693,732	1,180,633	—
B&G Foods, Inc.	80,873,267	15,746,385	(4,535,251)	(19,661,742)	(11,483,907)	60,938,752	5,326,814	3,905,751	—
Badger Meter, Inc.	259,557,610	56,988,769	(79,398,547)	25,440,119	58,096,977	320,684,928	1,981,861	2,107,443	—
Balchem Corp.	295,818,759	54,244,496	(75,911,755)	10,747,073	52,472,358	337,370,931	2,177,289	1,704,543	—
Banc of California, Inc.	50,130,563	90,166,357	(11,564,301)	(3,546,721)	17,590,083	142,775,981	9,386,981	2,388,265	—
Bancorp, Inc. (The)	110,908,893	1,962,703	(17,310,654)	3,825,773	19,633,751	119,020,466	3,557,097	—	—
Bank of Hawaii Corp.	—	117,392,079	(14,295,442)	2,327,182	58,990,801	164,414,620	2,635,272	5,648,069	—
BankUnited, Inc.	118,713,424	—	(7,973,598)	389,150	26,999,812	138,128,788	4,933,171	5,500,405	—
Banner Corp.	131,055,405	1,544,299	(7,661,617)	(3,018,905)	(12,619,198)	109,299,984	2,277,083	4,520,978	—
Barnes Group, Inc.	148,456,693	24,311,415	(34,202,327)	(8,348,208)	(2,709,077)	127,508,496	3,432,261	2,256,628	—
Benchmark Electronics, Inc.	60,719,294	13,216,029	(16,468,824)	(178,687)	15,418,405	72,706,217	2,422,733	1,608,385	—
Berkshire Hills Bancorp, Inc.	77,475,120	—	(5,457,946)	(3,082,683)	(3,788,746)	65,145,745	2,842,310	2,155,418	—
Big Lots, Inc.(a)	22,968,269	841,912	(16,724,496)	(54,047,106)	46,961,421	—	—	—	—
BioLife Solutions, Inc.	54,067,629	8,744,444	(9,785,999)	(10,938,789)	2,374,691	44,461,976	2,396,872	—	—
BJ’s Restaurants, Inc.	49,529,579	10,930,082	(14,478,204)	(2,800,573)	13,607,425	56,788,309	1,569,605	—	—
BlackLine, Inc.	—	226,996,636	(1,578,493)	(18,587)	(3,604,067)	221,795,489	3,434,430	—	—

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,009,427,142	$158,638,909	(e)	$—	$(40,253)	$817,036	$4,168,842,834	4,166,759,455	$17,422,714	(f)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,360,595,186	289,882,489	(e)	—	—	—	1,650,477,675	1,650,477,675	71,001,063		—
Blackstone Mortgage Trust, Inc., Class A	—	300,510,773		(27,770,802)	(1,129,703)	(39,936,074)	231,674,194	11,636,072	21,547,037		—
Bloomin’ Brands, Inc.	164,133,452	29,869,748		(43,895,355)	4,612,079	13,437,197	168,157,121	5,863,219	5,834,896		—
Boise Cascade Co.	181,861,713	51,507,584		(68,616,359)	21,363,042	223,923,623	410,039,603	2,673,532	23,811,753		—
Boot Barn Holdings, Inc.	166,546,614	33,224,315		(43,638,261)	8,844,665	29,739,245	194,716,578	2,046,417	—		—
Box, Inc., Class A	—	287,117,152		(1,931,947)	(52,595)	(10,510,058)	274,622,552	9,697,124	—		—
Brandywine Realty Trust	59,150,320	4,049,742		(10,991,598)	(12,925,672)	16,293,864	55,576,656	11,578,470	4,464,369		—
Brightsphere Investment Group, Inc.	55,527,481	9,602,636		(12,969,587)	2,668,631	(4,728,548)	50,100,613	2,193,547	90,231		—
Brinker International, Inc.	122,025,676	23,874,264		(30,650,629)	1,855,468	31,701,626	148,806,405	2,995,298	—		—
Bristow Group, Inc.	38,410,826	9,233,791		(11,497,213)	(459,288)	8,556,519	44,244,635	1,626,641	—		—
Brookline Bancorp, Inc.	61,759,068	3,575,678		(2,978,679)	(2,795,950)	(633,311)	58,926,806	5,916,346	3,256,631		—
Calavo Growers, Inc.	36,920,281	7,699,977		(9,835,127)	(9,701,597)	8,451,850	33,535,384	1,205,875	486,076		—
Caleres, Inc.	56,132,878	13,965,445		(23,371,221)	980,163	44,782,233	92,489,498	2,254,192	673,804		—
California Resources Corp.	—	254,219,698		(68,445,204)	9,603,870	45,258,433	240,636,797	4,367,274	4,109,257		—
California Water Service Group	232,582,390	36,917,378		(41,924,271)	2,152,668	(48,566,555)	181,161,610	3,897,625	4,166,587		—
Calix, Inc.	—	135,669,442		(628,481)	(4,301)	(3,379,688)	131,656,972	3,970,355	—		—
Callon Petroleum Co.(a)	124,618,741	31,143,921		(163,477,206)	(32,514,187)	40,228,731	—	—	—		—
Cal-Maine Foods, Inc.	168,023,093	31,521,633		(31,794,623)	2,315,614	(8,070,617)	161,995,100	2,752,678	8,455,304		—
Capitol Federal Financial, Inc.	62,108,969	4,548,587		(9,234,407)	(5,942,467)	(1,443,544)	50,037,138	8,395,493	2,993,180		—
Cara Therapeutics, Inc.(a)	16,036,723	440,017		(10,905,794)	(63,470,393)	57,899,447	—	—	—		—
Cardiovascular Systems, Inc.(a)	60,718,195	924,107		(62,068,809)	(46,213,982)	46,640,489	—	—	—		—
CareTrust REIT, Inc.	142,006,280	76,072,394		(39,380,809)	2,667,088	33,420,968	214,785,921	8,813,538	6,554,318		—
Cargurus, Inc., Class A	—	157,869,219		(28,450,486)	(2,030,920)	6,174,416	133,562,229	5,786,925	—		—
Carpenter Technology Corp.	157,860,239	40,185,294		(51,266,571)	16,348,122	75,202,456	238,329,540	3,337,014	2,720,364		—
Cars.com, Inc.	86,875,148	16,407,531		(21,908,954)	2,147,976	(11,675,456)	71,846,245	4,181,970	—		—
Catalyst Pharmaceuticals, Inc.	115,688,475	30,190,387		(20,760,507)	(959,739)	(3,578,302)	120,580,314	7,564,637	—		—
Cathay General Bancorp	—	161,089,161		—	—	5,271,026	166,360,187	4,397,573	2,982,056		—
Cavco Industries, Inc.	187,257,209	31,204,835		(50,047,605)	12,005,941	28,784,830	209,205,210	524,245	—		—
Centerspace	59,983,030	12,247,464		(15,773,017)	(6,817,840)	8,635,221	58,274,858	1,019,861	2,293,648		—
Central Garden & Pet Co.	28,991,932	5,998,091		(13,119,348)	865,123	4,908,483	27,644,281	645,442	—		—
Central Pacific Financial Corp.	28,595,554	—		—	—	2,955,407	31,550,961	1,597,517	1,661,418		—
Century Communities, Inc.	131,731,066	29,186,015		(39,316,531)	10,457,625	52,249,201	184,307,376	1,909,921	1,875,821		—
Cerence, Inc.	82,103,671	13,905,211		(17,666,717)	(2,038,389)	(31,737,781)	44,565,995	2,829,587	—		—
CEVA, Inc.	51,414,406	7,859,153		(9,939,822)	(4,295,650)	(8,785,705)	36,252,382	1,596,318	—		—
Chatham Lodging Trust	37,098,924	6,680,358		(7,617,132)	(5,977,339)	3,278,177	33,462,988	3,309,890	933,304		—
Cheesecake Factory, Inc. (The)	122,152,475	23,481,282		(33,627,808)	(2,230,027)	4,278,449	114,054,371	3,155,031	3,573,135		—
Chefs’ Warehouse, Inc. (The)	84,273,137	15,416,971		(17,851,493)	(684,683)	8,648,711	89,802,643	2,384,563	—		—
Chesapeake Utilities Corp.	148,469,039	65,767,735		(31,812,634)	453,641	(21,743,761)	161,134,020	1,501,715	3,228,501		—
Chico’s FAS, Inc.(a)	49,993,317	7,948,803		(74,890,841)	8,789,924	8,158,797	—	—	—		—
Children’s Place, Inc.(a)	35,862,187	1,048,416		(19,068,333)	(41,674,052)	23,831,782	—	—	—		—

32	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Chuy’s Holdings, Inc.	$47,009,424	$9,181,536	$(14,182,619)	$2,092,601	$(4,444,783)	$39,656,159	1,175,694	$—	$—
Cinemark Holdings, Inc.	115,204,324	23,811,289	(34,679,421)	1,247,768	23,169,634	128,753,594	7,164,919	—	—
CIRCOR International, Inc.(a)	46,173,646	7,032,299	(89,524,761)	25,574,363	10,744,453	—	—	—	—
City Holding Co.	92,915,621	4,403,903	(8,359,335)	574,034	12,943,219	102,477,442	983,280	2,796,171	—
Clearfield, Inc.(a)	42,875,446	4,592,945	(32,278,602)	(72,343,760)	57,153,971	—	—	—	—
Clearwater Paper Corp.	40,817,651	8,664,683	(12,109,725)	(1,187,036)	12,886,440	49,072,013	1,122,159	—	—
Clearway Energy, Inc., Class A	—	59,770,728	(4,496,178)	(209,478)	(4,621,283)	50,443,789	2,345,132	949,483	—
Clearway Energy, Inc., Class C	—	124,744,104	(1,587,972)	—	(8,836,960)	114,319,172	4,959,617	1,977,459	—
Cogent Communications Holdings, Inc.	198,455,621	38,551,035	(56,568,895)	(431,387)	5,454,651	185,461,025	2,838,834	—	—
Coherus Biosciences, Inc.(a)	32,171,147	6,249,728	(29,431,002)	(56,521,692)	47,531,819	—	—	—	—
Cohu, Inc.	133,262,362	23,878,003	(32,832,002)	5,249,292	(22,065,105)	107,492,550	3,225,099	—	—
Collegium Pharmaceutical, Inc.	58,685,154	11,160,903	(17,538,451)	1,820,710	31,384,613	85,512,929	2,202,806	—	—
Comfort Systems U.S.A., Inc.(a)	379,972,122	50,657,168	(574,259,088)	376,828,714	(233,198,916)	—	—	1,687,811	—
Community Bank System, Inc.	194,295,409	—	(7,334,789)	(5,258,218)	(11,714,770)	169,987,632	3,539,197	6,495,638	—
Community Health Systems, Inc.(a)	44,616,254	4,643,741	(31,324,427)	(27,463,462)	9,527,894	—	—	—	—
Community Healthcare Trust, Inc.	62,746,198	11,521,240	(13,092,907)	(3,592,419)	(13,892,680)	43,689,432	1,645,553	2,690,299	—
Compass Minerals International, Inc.	85,232,184	14,205,201	(20,128,848)	(8,815,354)	(34,368,482)	36,124,701	2,295,089	1,417,242	—
Computer Programs & Systems, Inc.(a)	31,093,648	2,177,403	(18,457,135)	(15,712,646)	898,730	—	—	—	—
Comtech Telecommunications Corp.(a)	25,084,350	777,331	(17,701,565)	(30,196,746)	22,036,630	—	—	—	—
CONMED Corp.	230,448,099	44,367,372	(60,590,255)	7,433,346	(55,338,969)	166,319,593	2,076,918	1,706,607	—
Consensus Cloud Solutions, Inc.(a)	43,749,197	6,801,032	(25,513,541)	(61,077,636)	36,040,948	—	—	—	—
CONSOL Energy, Inc.	138,708,588	33,709,772	(84,499,740)	27,588,355	35,212,444	150,719,419	1,799,420	2,590,501	—
Corcept Therapeutics, Inc.	150,882,325	31,761,835	(53,576,158)	8,410,240	16,849,376	154,327,618	6,126,543	—	—
Core Laboratories, Inc.	74,716,271	13,262,078	(18,906,328)	(1,796,221)	(13,369,800)	53,906,000	3,156,089	129,834	—
CoreCivic, Inc.	76,866,984	18,608,191	(24,638,832)	1,681,081	47,858,498	120,375,922	7,711,462	—	—
Cracker Barrel Old Country Store, Inc.	183,548,518	25,479,429	(34,167,793)	(7,022,828)	(58,301,582)	109,535,744	1,506,060	7,997,462	—
Cross Country Healthcare, Inc.	57,621,468	10,832,192	(19,536,315)	3,221,219	(10,231,073)	41,907,491	2,238,648	—	—
CSG Systems International, Inc.	117,406,619	17,252,393	(31,642,409)	915,254	(5,506,641)	98,425,216	1,909,686	2,354,366	—
CTS Corp.	114,604,063	20,076,748	(29,099,854)	5,063,011	(12,169,406)	98,474,562	2,104,607	340,550	—
Customers Bancorp, Inc.	39,774,237	9,484,385	(16,231,128)	(951,270)	69,291,298	101,367,522	1,910,432	—	—
Cutera, Inc.(a)	30,720,361	900,594	(22,352,140)	(29,418,470)	20,149,655	—	—	—	—
CVB Financial Corp.	159,788,194	2,882,121	(15,778,630)	(6,724,535)	16,387,288	156,554,438	8,775,473	7,273,234	—
Cytek Biosciences, Inc.	—	82,868,585	(10,147,090)	(1,464,310)	(26,272,755)	44,984,430	6,704,088	—	—
Cytokinetics, Inc.(a)	242,363,841	58,162,910	(494,292,628)	248,775,928	(55,010,051)	—	—	—	—
Dana, Inc.	—	171,601,196	(24,201,998)	(2,152,601)	(34,493,529)	110,753,068	8,720,714	2,654,164	—
Dave & Buster’s Entertainment, Inc.	112,342,054	22,608,344	(59,309,245)	6,822,334	53,473,602	135,937,089	2,171,519	—	—
Deluxe Corp.	50,289,328	11,613,181	(14,870,905)	(4,907,041)	18,836,744	60,961,307	2,960,724	3,635,782	—

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Designer Brands, Inc., Class A	$32,039,144	$6,799,380	$(14,873,406)	$(9,849,970)	$17,600,947	$31,716,095	2,901,747	$659,059	$—
DiamondRock Hospitality Co.	123,890,737	23,054,664	(31,360,304)	(5,337,248)	25,814,298	136,062,147	14,158,392	1,711,803	—
Digi International, Inc.	87,721,076	16,185,048	(21,165,332)	4,255,352	(8,561,664)	78,434,480	2,456,451	—	—
Digital Turbine, Inc.(a)	81,070,266	9,738,419	(30,651,013)	(90,371,212)	30,213,540	—	—	—	—
Dime Community Bancshares, Inc.	53,270,743	7,173,022	(6,873,384)	(1,533,048)	(6,851,120)	45,186,213	2,346,117	2,327,892	—
Dine Brands Global, Inc.	77,056,638	13,352,473	(18,334,860)	(4,965,060)	(18,374,865)	48,734,326	1,048,501	2,176,177	—
Diodes, Inc.	307,146,726	46,179,273	(63,067,103)	11,717,490	(83,246,470)	218,729,916	3,102,552	—	—
DISH Network Corp.(b)	—	125,028,074	(16,609,746)	(797,520)	—	N/A	N/A	—	—
DMC Global, Inc.(a)	29,701,199	883,675	(22,351,413)	(48,650,426)	40,416,965	—	—	—	—
DNOW, Inc.(g)	89,728,989	16,457,081	(25,227,907)	1,210,517	27,550,514	109,719,194	7,218,368	—	—
Donnelley Financial Solutions, Inc.	74,519,324	19,602,672	(26,599,970)	8,150,371	28,485,118	104,157,515	1,679,689	—	—
Dorian LPG Ltd.	46,315,296	15,843,628	(14,974,712)	4,866,382	36,988,998	89,039,592	2,315,122	9,161,454	—
Dorman Products, Inc.	177,785,224	29,209,869	(40,870,163)	(2,066,112)	20,424,991	184,483,809	1,913,931	—	—
DoubleVerify Holdings, Inc.(d)	N/A	147,387,188	(51,915,324)	4,765,918	57,103,993	330,969,132	9,413,229	—	—
Douglas Elliman, Inc.(a)	15,688,697	536,047	(13,055,818)	(19,140,743)	15,971,817	—	—	—	—
Dril-Quip, Inc.	70,712,501	12,084,873	(16,445,602)	(3,638,768)	(10,691,617)	52,021,387	2,308,983	—	—
DXC Technology Co.	—	320,629,763	(61,145,440)	1,772,098	685,425	261,941,846	12,349,922	—	—
DXP Enterprises, Inc.	30,708,102	6,542,094	(15,213,872)	369,066	25,983,096	48,388,486	900,586	—	—
Dycom Industries, Inc.	201,762,838	39,195,714	(56,628,197)	2,433,966	97,607,219	284,371,540	1,981,269	—	—
Dynavax Technologies Corp.	84,578,740	27,408,220	(24,924,185)	2,694,201	19,140,811	108,897,787	8,775,003	—	—
Eagle Bancorp, Inc.	74,581,737	460,279	(6,125,835)	(7,708,761)	(14,451,068)	46,756,352	1,990,479	3,761,696	—
Eagle Pharmaceuticals, Inc.(a)	21,589,598	1,001,986	(15,420,271)	(24,836,854)	17,665,541	—	—	—	—
Easterly Government Properties, Inc.	86,345,087	8,404,273	(5,123,543)	(5,833,834)	(9,890,382)	73,901,601	6,420,643	2,772,794	—
Ebix, Inc.(a)	22,609,137	3,214,824	(18,608,285)	(48,538,247)	41,322,571	—	—	—	—
EchoStar Corp., Class A(d)	N/A	41,290,178	(3,426,206)	(468,978)	(28,497,113)	116,518,688	8,176,750	—	—
Edgewell Personal Care Co.	158,589,503	28,167,998	(42,815,483)	146,657	(13,774,348)	130,314,327	3,372,524	2,130,305	—
elf Beauty, Inc.(a)	303,507,266	78,853,900	(641,456,144)	457,906,806	(198,811,828)	—	—	—	—
Ellington Financial, Inc.	56,245,609	23,971,582	(16,706,351)	(892,316)	812,679	63,431,203	5,370,974	5,679,012	—
Elme Communities	113,838,747	16,265,687	(17,409,403)	(16,601,634)	(13,079,821)	83,013,576	5,963,619	1,345,411	—
Embecta Corp.	117,239,760	14,984,158	(20,422,951)	(5,961,840)	(54,072,193)	51,766,934	3,901,050	2,393,361	—
Emergent BioSolutions, Inc.(a)	33,542,448	2,202,347	(17,129,626)	(113,500,689)	94,885,520	—	—	—	—
Employers Holdings, Inc.	72,259,484	1,345,459	(2,401,041)	(284,773)	6,586,974	77,506,103	1,707,559	1,930,476	—
Enanta Pharmaceuticals, Inc.(a)	57,691,502	3,017,650	(21,610,615)	(63,245,790)	24,147,253	—	—	—	—
Encore Capital Group, Inc.	85,730,089	16,479,122	(21,025,890)	874,246	(9,192,627)	72,864,940	1,597,565	—	—
Encore Wire Corp.	247,802,148	41,848,808	(91,218,628)	31,222,233	50,308,886	279,963,447	1,065,391	95,389	—
Energizer Holdings, Inc.	—	170,878,760	(16,392,155)	(659,399)	(21,085,838)	132,741,368	4,508,878	2,693,185	—
Enerpac Tool Group Corp., Class A	105,874,139	22,427,416	(35,779,025)	3,475,852	34,737,062	130,735,444	3,666,165	149,983	—
Enhabit, Inc.	50,148,624	8,310,944	(11,037,692)	(5,380,601)	(2,474,205)	39,567,070	3,396,315	—	—
Enova International, Inc.	100,809,360	13,709,689	(29,140,266)	7,986,280	30,173,608	123,538,671	1,966,237	—	—
Enpro, Inc.(h)	157,140,897	33,964,489	(46,265,369)	11,055,339	82,396,408	238,291,764	1,411,932	1,699,482	—
Ensign Group, Inc. (The)	387,611,799	76,083,986	(99,847,906)	31,149,042	77,266,188	472,263,109	3,795,717	896,727	—
Enviri Corp.(i)	39,551,676	7,658,977	(10,627,483)	(7,374,654)	20,282,727	49,491,243	5,408,879	—	—
ePlus, Inc.	96,011,051	23,923,687	(33,186,250)	6,074,376	48,513,008	141,335,872	1,799,540	—	—
ESCO Technologies, Inc.	179,527,801	32,751,324	(46,323,068)	8,868,449	12,184,672	187,009,178	1,746,933	561,331	—

34	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Essential Properties Realty Trust, Inc.	$257,903,414	$51,261,193	$(45,317,693)	$(1,972,093)	$19,035,467	$280,910,288	10,536,770	$10,192,826	$—
Ethan Allen Interiors, Inc.	45,645,769	10,311,870	(13,542,150)	1,363,393	9,761,889	53,540,771	1,548,764	3,085,691	—
EVERTEC, Inc.	160,007,704	34,199,814	(47,466,426)	7,990,894	19,431,953	174,163,939	4,365,011	907,127	—
EW Scripps Co. (The), Class A, NVS	39,742,495	6,301,254	(7,439,870)	(6,787,670)	(16,186,426)	15,629,783	3,977,044	—	—
Fabrinet	316,931,724	71,451,951	(101,334,134)	33,320,990	143,081,747	463,452,278	2,451,869	—	—
FARO Technologies, Inc.(a)	33,444,916	1,280,169	(22,381,771)	(46,157,047)	33,813,733	—	—	—	—
FB Financial Corp.	79,384,070	16,689,341	(21,338,665)	(3,093,943)	17,729,804	89,370,607	2,373,091	1,514,690	—
Federal Signal Corp.	239,607,658	53,266,175	(71,187,019)	22,229,736	105,291,165	349,207,715	4,114,619	1,779,099	—
First BanCorp/Puerto Rico	146,853,183	—	(23,845,699)	9,306,526	64,078,651	196,392,661	11,196,845	7,029,600	—
First Bancorp/Southern Pines NC	101,721,572	1,710,485	(6,160,158)	(2,923,080)	4,045,890	98,394,709	2,724,106	2,434,871	—
First Commonwealth Financial Corp.	88,629,082	495,327	(5,226,025)	(1,440,237)	11,771,845	94,229,992	6,769,396	3,487,667	—
First Financial Bancorp	142,830,379	952,884	(6,428,228)	(1,929,382)	5,956,302	141,381,955	6,306,064	5,942,645	—
First Hawaiian, Inc.	191,255,634	35,151,486	(45,826,401)	(7,862,176)	17,054,682	189,773,225	8,641,768	9,232,234	—
Foot Locker, Inc.	—	117,827,838	(15,403,739)	1,566,101	53,695,284	157,685,484	5,532,824	2,180,912	—
FormFactor, Inc.	178,809,435	35,666,050	(45,998,339)	5,469,634	65,930,404	239,877,184	5,257,006	—	—
Fortrea Holdings, Inc.	—	239,962,003	(21,403,688)	(3,229,244)	21,744,914	237,073,985	5,906,178	—	—
Forward Air Corp.	208,856,122	34,738,776	(41,861,188)	(578,116)	(136,438,799)	64,716,795	2,080,257	1,321,333	—
Four Corners Property Trust, Inc.	163,838,640	30,471,127	(28,159,789)	(1,598,459)	(14,875,650)	149,675,869	6,116,709	7,415,777	—
Franklin BSP Realty Trust, Inc.	71,662,078	15,433,735	(21,451,301)	(2,489,669)	11,293,463	74,448,306	5,572,478	7,940,437	—
Franklin Electric Co., Inc.	266,513,408	46,937,514	(61,735,536)	15,102,230	19,329,471	286,147,087	2,679,029	2,526,853	—
Frontdoor, Inc.	165,202,271	35,407,668	(51,964,750)	5,174,321	21,377,909	175,197,419	5,377,453	—	—
Fulton Financial Corp.	—	127,661,096	—	—	31,115,407	158,776,503	9,992,228	5,576,459	—
Gannett Co., Inc.(a)	20,024,676	743,819	(18,518,247)	(57,896,468)	55,646,220	—	—	—	—
Genesco, Inc.(a)	32,192,810	1,125,072	(21,442,707)	(21,239,096)	9,363,921	—	—	—	—
Gentherm, Inc.	145,834,183	23,968,047	(35,519,049)	(2,419,090)	(4,318,172)	127,545,919	2,215,108	—	—
Genworth Financial, Inc., Class A	155,800,113	2,300,656	(11,550,538)	1,782,235	40,245,339	188,577,805	29,327,808	—	—
GEO Group, Inc. (The)	71,373,690	16,587,829	(22,894,779)	2,207,516	49,719,602	116,993,858	8,285,684	—	—
Getty Realty Corp.	106,746,477	29,428,496	(18,476,125)	(404,809)	(26,590,308)	90,703,731	3,316,407	4,313,631	—
Gibraltar Industries, Inc.	109,464,112	28,026,046	(39,947,153)	6,075,617	62,363,774	165,982,396	2,061,125	—	—
G-III Apparel Group Ltd.	48,426,354	15,470,876	(22,400,253)	(5,673,667)	44,337,934	80,161,244	2,763,228	—	—
Glaukos Corp.	174,195,095	46,095,500	(58,014,131)	10,331,394	138,131,814	310,739,672	3,295,574	—	—
Global Net Lease, Inc.(b)	97,000,858	42,968,058	(13,537,064)	(18,787,266)	5,513,976	N/A	N/A	11,892,575	—
GMS, Inc.	175,619,967	38,972,840	(62,232,310)	16,985,830	92,404,729	261,751,056	2,689,039	—	—
Golden Entertainment, Inc.	69,585,761	12,150,769	(17,306,106)	(4,072,231)	(6,687,712)	53,670,481	1,457,249	3,521,128	—
Goosehead Insurance, Inc.(b)	—	131,608,995	(15,615,469)	418,189	—	N/A	N/A	—	—
Granite Construction, Inc.	130,924,178	26,606,209	(34,969,865)	4,769,249	42,182,309	169,512,080	2,967,129	1,552,421	—
Green Dot Corp., Class A	59,054,343	—	(7,319,693)	(11,856,373)	(11,959,997)	27,918,280	2,992,313	—	—
Green Plains, Inc.	113,286,982	2,209,095	—	—	(28,770,321)	86,725,756	3,751,114	—	—
Greenbrier Cos., Inc. (The)	76,631,095	18,584,450	(27,665,355)	(1,797,760)	44,214,936	109,967,366	2,110,698	2,582,429	—
Griffon Corp.	110,428,290	28,187,386	(66,585,233)	17,724,195	100,000,364	189,755,002	2,587,333	8,549,145	—
Group 1 Automotive, Inc.	240,279,848	47,492,537	(89,196,505)	24,353,091	39,154,874	262,083,845	896,841	1,788,095	—
Hain Celestial Group, Inc. (The)	111,462,378	14,426,253	(18,997,809)	(5,535,117)	(53,517,788)	47,837,917	6,086,249	—	—
Hanesbrands, Inc.	133,951,881	21,190,963	(30,035,011)	(1,325,514)	13,342,627	137,124,946	23,642,232	—	—
Hanmi Financial Corp.	38,719,323	337,466	(1,542,517)	(1,002,002)	(4,434,202)	32,078,068	2,014,954	2,060,144	—

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$—	$195,625,557	$(7,864,231)	$(602,284)	$25,772,031	$212,931,073	7,497,573	$5,591,041	$—
Harmonic, Inc.	116,507,540	19,203,410	(23,054,372)	3,992,252	(14,083,016)	102,565,814	7,631,385	—	—
Haverty Furniture Cos., Inc.	30,548,049	6,376,844	(7,856,647)	1,077,053	687,717	30,833,016	903,664	2,017,776	—
Hawaiian Holdings, Inc.(a)	34,077,847	3,495,190	(25,547,091)	(74,989,367)	62,963,421	—	—	—	—
Hawkins, Inc.	60,440,742	16,456,475	(21,282,963)	6,492,292	37,065,448	99,171,994	1,291,302	833,722	—
Haynes International, Inc.	46,049,240	8,991,472	(11,919,780)	1,996,613	6,545,675	51,663,220	859,335	777,741	—
HB Fuller Co.	267,610,614	52,383,742	(68,400,275)	8,020,506	32,297,525	291,912,112	3,660,799	3,066,858	—
HCI Group, Inc.(b)	26,351,154	11,768,545	(10,160,362)	(881,980)	(375,685)	N/A	N/A	712,457	—
Healthcare Services Group, Inc.	74,665,761	12,702,093	(17,230,573)	(10,143,177)	2,447,654	62,441,758	5,003,346	—	—
HealthStream, Inc.	47,692,179	9,042,224	(12,109,044)	(743,605)	(668,187)	43,213,567	1,620,914	217,232	—
Heidrick & Struggles International, Inc.	43,935,990	8,102,395	(10,177,651)	(1,543,199)	5,571,480	45,889,015	1,363,310	837,191	—
Helix Energy Solutions Group, Inc.	80,486,224	18,465,396	(25,397,853)	5,759,061	24,945,186	104,258,014	9,617,898	—	—
Helmerich & Payne, Inc.	271,925,833	49,433,014	(87,465,940)	11,782,049	35,035,797	280,710,753	6,674,055	12,820,018	—
Heritage Financial Corp.	53,901,678	756,986	(4,402,434)	(4,118,305)	(1,274,429)	44,863,496	2,313,744	2,143,029	—
Heska Corp.(a)	72,186,964	2,798,179	(91,540,180)	3,453,147	13,101,890	—	—	—	—
Hibbett, Inc.	54,699,291	10,212,944	(17,267,878)	2,386,711	11,046,093	61,077,161	795,172	868,393	—
Highwoods Properties, Inc.	—	180,344,624	(16,355,052)	(143,130)	23,556,857	187,403,299	7,158,262	7,126,535	—
Hillenbrand, Inc.	240,061,435	39,450,856	(53,847,371)	6,357,828	6,234,475	238,257,223	4,737,666	4,290,151	—
Hilltop Holdings, Inc.(b)	98,632,693	—	(7,269,630)	(781,880)	11,663,003	N/A	N/A	2,065,156	—
HNI Corp.	83,911,068	31,370,216	(28,467,787)	1,183,899	54,369,928	142,367,324	3,154,605	4,139,931	—
HomeStreet, Inc.(a)	23,604,463	—	(6,914,010)	(30,379,701)	13,689,248	—	—	131,209	—
Hope Bancorp, Inc.	79,956,414	3,108,608	(4,983,869)	(2,723,814)	16,291,001	91,648,340	7,962,497	4,545,823	—
Horace Mann Educators Corp.	91,473,889	—	(815,811)	(317,287)	9,796,133	100,136,924	2,707,135	3,624,361	—
Hostess Brands, Inc.(a)	242,479,510	21,822,578	(343,575,617)	120,238,413	(40,964,884)	—	—	—	—
Hub Group, Inc., Class A	199,789,287	35,202,586	(56,586,920)	8,998,270	(5,307,682)	182,095,541	4,213,224	531,709	—
Hudson Pacific Properties, Inc.	62,200,117	9,372,556	(13,773,595)	(8,553,583)	5,943,988	55,189,483	8,556,509	1,597,009	—
Ichor Holdings Ltd.	68,853,399	13,701,036	(17,244,149)	(1,505,896)	12,982,829	76,787,219	1,988,276	—	—
ICU Medical, Inc.	—	125,432,110	(9,236,339)	487,097	30,296,379	146,979,247	1,369,542	—	—
Inari Medical, Inc.	—	166,118,305	—	—	(27,378)	166,090,927	3,461,670	—	—
Independent Bank Corp.	206,148,445	—	(16,418,063)	(7,580,605)	(34,193,869)	147,955,908	2,844,212	6,542,431	—
Independent Bank Group, Inc.	119,660,451	20,398,305	(25,843,553)	(8,460,639)	4,986,082	110,740,646	2,425,863	3,771,088	—
Ingevity Corp.	—	147,325,660	(22,322,266)	(1,516,947)	(14,374,557)	109,111,890	2,287,461	—	—
Innospec, Inc.	185,047,583	34,298,500	(46,818,347)	8,038,392	35,965,780	216,531,908	1,679,323	2,432,873	—
Innovative Industrial Properties, Inc.	154,533,036	31,385,420	(41,909,321)	(29,652,792)	82,235,573	196,591,916	1,898,705	13,794,898	—
Innoviva, Inc.	51,337,564	12,206,996	(21,604,805)	(567,795)	16,859,242	58,231,202	3,820,945	—	—
Inogen, Inc.(a)	20,699,378	1,102,569	(18,705,628)	(54,410,781)	51,314,462	—	—	—	—
Insight Enterprises, Inc.	315,302,283	57,892,744	(111,670,568)	39,707,645	45,683,617	346,915,721	1,869,964	—	—
Installed Building Products, Inc.	194,942,723	46,630,916	(62,983,110)	17,759,911	213,255,372	409,605,812	1,583,140	4,764,523	—
Insteel Industries, Inc.	39,429,230	9,103,989	(12,273,125)	(129,945)	14,230,434	50,360,583	1,317,650	3,405,826	—
Integer Holdings Corp.	186,869,395	41,052,758	(53,921,843)	9,628,814	78,980,802	262,609,926	2,250,685	—	—
InterDigital, Inc.	142,699,271	31,701,738	(50,637,433)	7,905,196	53,622,197	185,290,969	1,740,475	2,732,338	—
Interface, Inc., Class A	34,179,987	8,838,181	(11,265,021)	(4,299,410)	38,763,458	66,217,195	3,936,813	161,340	—
Invesco Mortgage Capital, Inc.(a)	28,489,334	9,331,797	(17,906,395)	(123,333,373)	103,418,637	—	—	3,382,814	—
iRobot Corp.(a)	86,350,032	14,160,968	(36,779,977)	(106,875,297)	43,144,274	—	—	—	—

36	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Ironwood Pharmaceuticals, Inc., Class A	$102,035,794	$20,396,498	$(23,671,286)	$(1,796,367)	$(16,130,334)	$80,834,305	9,280,632	$—	$—
iTeos Therapeutics, Inc.(a)	24,370,080	3,177,236	(20,780,706)	(46,908,730)	40,142,120	—	—	—	—
Itron, Inc.	182,591,693	41,027,242	(55,060,983)	(1,608,583)	117,297,329	284,246,698	3,072,273	—	—
J & J Snack Foods Corp.	161,645,916	31,790,803	(38,588,133)	3,052,705	(6,528,901)	151,372,390	1,047,125	3,065,123	—
Jack in the Box, Inc.	131,488,619	22,831,986	(36,536,107)	(2,265,766)	(25,054,392)	90,464,340	1,321,033	2,497,070	—
James River Group Holdings Ltd.(a)	54,415,765	116,915	(19,576,552)	(73,242,727)	38,286,599	—	—	389,044	—
JBG SMITH Properties	108,645,430	9,625,043	(31,982,924)	1,686,769	4,688,543	92,662,861	5,773,387	5,480,902	—
JetBlue Airways Corp.	—	124,313,387	(12,452,849)	406,728	54,754,560	167,021,826	22,509,680	—	—
John B Sanfilippo & Son, Inc.	63,262,398	13,418,220	(18,249,758)	2,926,205	3,248,203	64,605,268	609,944	2,242,015	—
John Bean Technologies Corp.	253,447,554	43,430,949	(62,585,186)	(1,534,232)	(7,220,726)	225,538,359	2,150,237	889,431	—
John Wiley & Sons, Inc., Class A	—	116,999,910	(21,966,165)	813,040	13,334,733	109,181,518	2,863,402	3,043,566	—
Kaiser Aluminum Corp.	86,687,297	15,442,145	(22,123,851)	(5,706,402)	21,642,890	95,942,079	1,073,658	3,433,063	—
Kaman Corp.	46,934,940	10,411,265	(12,720,976)	(8,491,848)	52,025,319	88,158,700	1,921,925	1,551,466	—
Kennametal, Inc.	161,872,343	29,699,250	(42,785,987)	632,760	(15,517,925)	133,900,441	5,368,903	4,453,524	—
Kennedy-Wilson Holdings, Inc.	141,614,695	22,117,281	(36,679,263)	(1,654,549)	(56,730,485)	68,667,679	8,003,226	1,787,279	—
KKR Real Estate Finance Trust, Inc.	48,168,447	9,814,757	(13,740,548)	(4,958,444)	399,339	39,683,551	3,944,687	5,581,738	—
Knowles Corp.	112,730,077	21,097,060	(30,483,975)	(1,348,596)	(5,105,088)	96,889,478	6,017,980	—	—
Kohl’s Corp.	—	172,763,244	(17,863,203)	1,363,442	61,690,426	217,953,909	7,476,978	7,439,353	—
Kontoor Brands, Inc.	174,110,704	33,222,785	(42,399,552)	2,233,164	36,285,159	203,452,260	3,376,801	6,771,278	—
Koppers Holdings, Inc.	53,100,966	12,417,510	(16,099,016)	2,039,241	26,540,976	77,999,677	1,413,806	363,144	—
Korn Ferry	198,786,374	37,041,839	(51,846,913)	2,736,344	46,620,208	233,337,852	3,548,325	3,649,929	—
Kulicke & Soffa Industries, Inc.	217,384,819	39,478,004	(55,009,936)	12,540,875	(22,454,924)	191,938,838	3,815,123	2,999,916	—
Lakeland Financial Corp.	115,762,353	1,099,306	(9,587,106)	(3,823,592)	8,364,625	111,815,586	1,686,001	3,258,440	—
La-Z-Boy, Inc.	91,153,674	20,306,083	(26,961,522)	159,229	24,597,487	109,254,951	2,904,172	2,286,299	—
LCI Industries	203,655,472	39,819,852	(55,766,612)	1,522,224	21,795,552	211,026,488	1,714,826	7,394,577	—
LeMaitre Vascular, Inc.	72,406,555	16,461,097	(20,756,564)	4,138,936	16,565,404	88,815,428	1,338,388	791,404	—
LendingTree, Inc.(a)	20,967,477	806,572	(17,818,178)	(88,900,873)	84,945,002	—	—	—	—
Leslie’s, Inc.	119,142,546	27,956,695	(20,166,516)	(5,591,052)	(40,329,176)	81,012,497	12,463,461	—	—
LGI Homes, Inc.	169,937,199	32,523,654	(43,572,798)	9,746,694	(7,075,834)	161,558,915	1,388,321	—	—
Liberty Energy, Inc., Class A	—	214,082,143	(27,944,425)	238,601	25,875,611	212,251,930	10,243,819	1,456,670	—
Ligand Pharmaceuticals, Inc.	86,025,257	16,267,892	(20,193,996)	(4,156,818)	2,985,505	80,927,840	1,107,084	—	—
Lindsay Corp.	120,919,113	19,927,917	(26,240,129)	(226,426)	(26,710,715)	87,669,760	745,111	1,065,611	—
Liquidity Services, Inc.(b)	22,867,914	6,072,971	(9,819,249)	1,740,373	(4,811,282)	N/A	N/A	—	—
Livent Corp.(a)	283,604,447	35,828,167	(274,280,447)	3,442,624	(48,594,791)	—	—	—	—
LivePerson, Inc.(a)	22,355,644	998,152	(19,474,188)	(118,802,576)	114,922,968	—	—	—	—
LiveRamp Holdings, Inc.	103,421,134	27,922,124	(33,856,083)	2,922,988	54,223,840	154,634,003	4,482,145	—	—
LTC Properties, Inc.	103,413,657	19,489,797	(21,663,393)	(6,872,156)	(3,428,982)	90,938,923	2,797,260	6,501,059	—
LXP Industrial Trust	207,205,029	40,177,044	(40,115,046)	(9,399,501)	(19,598,014)	178,269,512	19,763,804	7,290,077	—
M/I Homes, Inc.	125,795,845	36,464,288	(44,205,615)	15,011,269	123,917,867	256,983,654	1,885,565	—	—
Macerich Co. (The)	—	209,656,399	(32,040,705)	1,216,880	72,480,140	251,312,714	14,585,764	7,554,221	—
Madison Square Garden Sports Corp., Class A	—	294,332,616	(49,388,054)	(6,584,174)	(30,278,476)	208,081,912	1,127,693	—	—
Magnolia Oil & Gas Corp., Class A	—	300,725,560	(2,208,159)	45,473	26,032,364	324,595,238	12,508,487	—	—
Marcus Corp. (The)	28,247,952	6,082,875	(7,558,033)	(3,773,202)	783,863	23,783,455	1,667,844	444,992	—
MarineMax, Inc.	45,781,328	10,045,348	(17,009,608)	(1,511,641)	8,162,257	45,467,684	1,367,038	—	—

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24		Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Marten Transport Ltd.(b)	$87,916,759	$16,111,601	$(21,728,763)	$4,273,506	$(25,319,312)	$	N/A	N/A	$963,870	$—
Masterbrand, Inc.	75,128,518	22,031,161	(30,563,616)	4,330,515	89,946,184		160,872,762	8,584,459	—	—
Materion Corp.	173,151,692	31,213,771	(41,449,818)	11,384,748	9,368,725		183,669,118	1,394,073	745,559	—
Mativ Holdings, Inc.	85,713,221	12,225,277	(17,116,635)	(20,156,084)	8,187,427		68,853,206	3,672,171	2,717,856	—
Matson, Inc.	164,314,890	42,152,087	(72,068,776)	15,384,293	115,399,904		265,182,398	2,359,274	3,177,733	—
Matthews International Corp., Class A	79,704,067	15,911,245	(21,139,936)	(1,492,746)	(8,375,950)		64,606,680	2,078,722	1,993,297	—
MaxLinear, Inc.	185,644,514	23,739,994	(28,812,763)	(13,151,287)	(73,118,475)		94,301,983	5,050,990	—	—
MDC Holdings, Inc.	164,121,617	38,132,044	(45,592,806)	7,308,498	89,791,469		253,760,822	4,033,712	8,827,739	—
Medical Properties Trust, Inc.	—	179,414,960	(1,328,989)	25,622	12,023,344		190,134,937	40,454,242	—	—
Medifast, Inc.	82,543,091	11,871,106	(16,911,731)	(10,198,517)	(39,324,678)		27,979,271	730,148	2,470,027	—
Mercury Systems, Inc.	—	172,607,255	(39,674,672)	(516,133)	(27,787,030)		104,629,420	3,546,760	—	—
Merit Medical Systems, Inc.	306,831,713	57,076,138	(74,795,572)	17,409,186	(11,096,541)		295,424,924	3,899,999	—	—
Meritage Homes Corp.	310,965,624	65,408,122	(90,152,676)	24,479,624	121,190,411		431,891,105	2,461,479	3,962,174	—
Mesa Laboratories, Inc.	63,979,486	8,754,750	(11,292,646)	(6,958,530)	(16,387,108)		38,095,952	347,179	226,370	—
Metallus, Inc.(j)	52,888,690	11,706,074	(17,552,306)	3,430,553	7,251,165		57,724,176	2,594,345	—	—
Methode Electronics, Inc.	115,112,247	14,515,562	(20,250,278)	(5,830,726)	(74,107,465)		29,439,340	2,417,023	1,397,273	—
MGE Energy, Inc.	—	184,767,902	(1,377,697)	25,750	8,842,846		192,258,801	2,442,312	—	—
MGP Ingredients, Inc.(b)	108,229,100	21,666,382	(28,063,227)	2,246,840	(9,621,954)		N/A	N/A	518,339	—
Middlesex Water Co.	90,171,104	24,105,543	(20,136,853)	(3,034,825)	(27,957,076)		63,147,893	1,202,817	1,531,942	—
MillerKnoll, Inc.	112,359,805	23,593,687	(35,236,024)	2,305,695	18,748,176		121,771,339	4,918,067	3,915,304	—
Minerals Technologies, Inc.	142,894,327	27,315,687	(36,073,299)	1,113,328	30,655,183		165,905,226	2,203,842	672,196	—
ModivCare, Inc.	77,735,239	7,697,464	(11,012,035)	(14,867,728)	(40,002,347)		19,550,593	833,714	—	—
Monarch Casino & Resort, Inc.(b)	71,511,446	13,910,396	(18,112,060)	3,279,607	(21,864,476)		N/A	N/A	1,111,799	—
Monro, Inc.	112,801,237	15,922,865	(24,432,797)	(12,572,954)	(28,013,607)		63,704,744	2,019,808	2,452,500	—
Moog, Inc., Class A	210,593,393	45,900,615	(61,318,650)	13,244,207	101,591,040		310,010,605	1,941,814	2,174,390	—
Movado Group, Inc.	32,925,280	6,310,055	(8,540,860)	(931,606)	(249,154)		29,513,715	1,056,703	2,689,576	—
Mr. Cooper Group, Inc.	192,972,305	—	(20,576,469)	6,615,984	160,602,221		339,614,041	4,356,819	—	—
Mueller Industries, Inc.	304,166,566	61,119,902	(83,867,494)	22,187,113	109,858,181		413,464,268	7,666,684	5,131,287	—
Myers Industries, Inc.	56,831,331	10,109,973	(12,890,088)	(447,734)	4,225,108		57,828,590	2,495,839	1,378,591	—
MYR Group, Inc.	152,100,623	30,941,598	(41,597,009)	13,785,782	44,234,739		199,465,733	1,128,519	—	—
Myriad Genetics, Inc.	137,194,406	30,703,968	(28,491,218)	(5,954,501)	(5,962,999)		127,489,656	5,979,815	—	—
Nabors Industries Ltd.	79,576,874	13,426,406	(19,752,653)	(3,469,664)	(17,866,105)		51,914,858	602,750	—	—
National Bank Holdings Corp., Class A	90,851,696	—	(6,713,905)	(2,279,008)	8,436,907		90,295,690	2,503,346	2,749,994	—
National HealthCare Corp.	—	90,520,573	(4,620,625)	(70,467)	263,836		86,093,317	910,944	1,072,042	—
National Presto Industries, Inc.(b)	26,513,693	5,219,654	(6,150,474)	(792,837)	7,242,302		N/A	N/A	1,613,551	—
National Vision Holdings, Inc.	108,050,132	22,855,856	(31,453,144)	(7,343,623)	25,590,229		117,699,450	5,311,347	—	—
Navient Corp.(b)	—	145,308,957	(42,306,236)	(1,189,828)	—		N/A	N/A	2,967,498	—
NBT Bancorp, Inc.	100,235,168	6,728,037	(2,641,774)	293,465	9,888,106		114,503,002	3,121,674	3,858,668	—
NCR Atleos Corp.	—	105,737,187	(9,069,173)	(82,596)	(7,328,868)		89,256,550	4,519,319	—	—
NCR Voyix Corp.	—	158,086,041	(4,619,050)	(715,565)	(38,319,660)		114,431,766	9,060,314	—	—
Nektar Therapeutics(a)	9,905,892	973	(9,649,944)	(165,202,115)	164,945,194		—	—	—	—
NeoGenomics, Inc.	160,271,933	27,434,719	(35,559,666)	(29,907,014)	13,097,155		135,337,127	8,609,232	—	—
NETGEAR, Inc.(a)	38,708,889	2,878,833	(29,811,820)	(33,024,682)	21,248,780		—	—	—	—
NetScout Systems, Inc.	140,765,615	27,398,884	(30,119,172)	(3,618,260)	(29,106,135)		105,320,932	4,822,387	—	—
New York Mortgage Trust, Inc.	69,395,712	11,817,291	(25,635,541)	(18,865,918)	7,524,522		44,236,066	6,143,898	429,440	—
Newell Brands, Inc.	—	266,893,738	(22,602,540)	(1,127,488)	(36,508,215)		206,655,495	25,735,429	3,603,531	—
NexPoint Residential Trust, Inc.	59,857,290	10,252,966	(437,447)	(3,390,431)	(17,361,078)		48,921,300	1,519,767	2,698,030	—

38	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

NextGen Healthcare, Inc.(a)	$67,649,550	$9,016,050	$(101,124,217)	$25,349,270	$(890,653)	$—	—	$—	$—
NMI Holdings, Inc., Class A	136,021,945	30,989,221	(46,886,195)	7,642,814	49,798,898	177,566,683	5,490,621	—	—
Northern Oil & Gas, Inc.	163,667,170	75,102,656	(47,666,658)	3,731,116	50,384,307	245,218,591	6,179,904	9,139,167	—
Northfield Bancorp, Inc.	36,132,664	3,552,793	(7,727,793)	(3,384,209)	(2,715,232)	25,858,223	2,660,311	1,473,564	—
Northwest Bancshares, Inc.	104,793,739	1,339,463	(4,532,188)	(2,162,444)	(1,272,245)	98,166,325	8,426,294	6,915,654	—
Northwest Natural Holding Co.	121,713,935	20,711,119	(23,764,180)	(6,312,492)	(19,883,666)	92,464,716	2,484,275	4,887,134	—
Nu Skin Enterprises, Inc., Class A	141,589,824	16,938,215	(23,876,225)	(9,696,865)	(78,659,162)	46,295,787	3,347,490	4,294,178	—
NuVasive, Inc.(b)	156,966,020	11,789,124	(130,731,239)	(1,908,881)	(3,566,134)	N/A	N/A	—	—
NV5 Global, Inc.	94,053,237	18,498,382	(22,440,854)	(3,140,342)	(2,350,843)	84,619,580	863,377	—	—
Oceaneering International, Inc.	128,820,488	28,085,501	(39,207,846)	8,635,295	32,852,784	159,186,222	6,802,830	—	—
ODP Corp. (The)	132,156,368	22,966,491	(51,965,242)	9,662,825	6,976,272	119,796,714	2,258,185	—	—
Office Properties Income Trust(a)	43,526,404	2,326,941	(27,680,417)	(75,095,144)	56,922,216	—	—	—	—
OFG Bancorp	83,033,016	940,403	(7,423,481)	1,354,528	36,931,176	114,835,642	3,119,686	2,890,636	—
O-I Glass, Inc.	255,527,856	35,892,117	(51,302,960)	4,107,414	(70,860,437)	173,363,990	10,449,909	—	—
Oil States International, Inc.(a)	38,785,896	6,805,166	(35,197,057)	(51,263,243)	40,869,238	—	—	—	—
Olympic Steel, Inc.	36,165,345	7,551,899	(8,824,181)	2,942,912	9,210,696	47,046,671	663,751	352,663	—
Omnicell, Inc.	—	182,643,551	(12,753,881)	(2,745,735)	(77,369,076)	89,774,859	3,071,326	—	—
OneSpan, Inc.(a)	44,893,310	4,658,221	(33,240,763)	(15,118,551)	(1,192,217)	—	—	—	—
Onto Innovation, Inc.(a)	316,769,875	32,596,537	(488,789,134)	290,288,822	(150,866,100)	—	—	—	—
OPENLANE, Inc.(k)	108,570,937	21,328,604	(31,262,636)	770,108	26,809,635	126,216,648	7,295,760	—	—
OraSure Technologies, Inc.	31,793,506	6,956,077	(8,338,845)	(3,536,083)	3,743,901	30,618,556	4,978,627	—	—
Organon & Co.	—	305,798,746	(22,033,703)	(121,873)	40,874,741	324,517,911	17,261,591	9,680,548	—
Orion Office REIT, Inc.(a)	27,459,287	2,290,218	(25,924,240)	(55,611,679)	51,786,414	—	—	—	—
Orthofix Medical, Inc.(a)	41,630,802	5,923,318	(36,144,369)	(61,670,839)	50,261,088	—	—	—	—
OSI Systems, Inc.	116,917,844	25,478,451	(34,974,746)	7,994,616	36,265,673	151,681,838	1,062,049	—	—
Otter Tail Corp.	218,970,729	42,623,050	(58,021,737)	1,631,460	38,178,040	243,381,542	2,816,916	5,154,145	—
Outfront Media, Inc.	160,477,176	39,590,642	(38,644,492)	(8,561,397)	11,839,861	164,701,790	9,809,517	11,085,788	—
Owens & Minor, Inc.	80,595,549	20,349,802	(26,703,702)	(8,194,240)	77,126,226	143,173,635	5,166,858	—	—
Oxford Industries, Inc.	114,064,865	19,893,823	(28,111,121)	4,042,289	2,176,766	112,066,622	997,034	2,666,660	—
Pacific Premier Bancorp, Inc.	159,729,950	870,540	(7,616,928)	(5,452,864)	5,052,686	152,583,384	6,357,641	8,612,038	—
Pacira BioSciences, Inc.	136,465,947	22,125,372	(29,672,413)	(11,333,889)	(25,928,247)	91,656,770	3,136,782	—	—
Palomar Holdings, Inc.	101,500,711	20,027,417	(28,562,129)	(10,841,470)	58,285,607	140,410,136	1,674,939	—	—
Papa John’s International, Inc.	—	189,391,573	(18,627,710)	(636,945)	(22,388,871)	147,738,047	2,218,289	2,033,396	—
Park National Corp.	124,774,768	21,064,135	(29,339,850)	(411,037)	15,516,672	131,604,688	968,750	4,220,461	—
Pathward Financial, Inc.	81,920,594	569,166	(12,900,069)	3,742,779	13,646,286	86,978,756	1,723,034	365,335	—
Patrick Industries, Inc.	107,684,347	25,253,279	(36,825,535)	6,447,166	65,773,615	168,332,872	1,408,997	2,923,608	—
Patterson Cos., Inc.	—	171,389,244	(10,349,181)	(528,036)	(6,506,863)	154,005,164	5,569,807	1,492,531	—
Patterson-UTI Energy, Inc.	184,904,881	122,742,760	(69,617,766)	10,623,705	10,432,623	259,086,203	21,699,012	6,518,002	—
PDF Solutions, Inc.	91,243,358	15,998,484	(19,070,267)	3,862,871	(22,420,139)	69,614,307	2,067,547	—	—
Peabody Energy Corp.	—	197,161,969	(6,320,769)	(307,531)	(10,101,278)	180,432,391	7,437,444	560,639	—
Pebblebrook Hotel Trust	110,799,552	29,119,231	(25,525,220)	776,600	10,250,918	125,421,081	8,138,941	321,340	—
Pediatrix Medical Group, Inc.	88,757,888	13,638,982	(18,493,524)	(9,198,879)	(18,587,560)	56,116,907	5,594,906	—	—
PennyMac Mortgage Investment Trust	79,670,825	17,202,562	(29,969,855)	(8,580,779)	27,573,612	85,896,365	5,851,251	1,557,183	—

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Perdoceo Education Corp.	$65,730,718	$14,197,743	$(21,449,293)	$3,146,892	$16,168,199	$77,794,259	4,430,197	$1,498,963	$—
Perficient, Inc.	182,203,662	31,415,966	(41,726,830)	1,976,106	(41,021,239)	132,847,665	2,360,058	—	—
PetMed Express, Inc.(a)	24,777,043	818,005	(22,297,338)	(17,191,176)	13,893,466	—	—	454,117	—
PGT Innovations, Inc.(a)	109,483,894	24,809,394	(200,585,178)	97,126,888	(30,834,998)	—	—	—	—
Phibro Animal Health Corp., Class A	22,546,153	3,478,562	(4,652,959)	(4,144,404)	535,572	17,762,924	1,373,776	687,275	—
Phillips Edison & Co., Inc.	—	327,492,025	(47,193,626)	816,653	14,475,629	295,590,681	8,240,610	6,092,845	—
Phinia, Inc.	—	133,971,162	(17,899,742)	(2,343,367)	7,450,768	121,178,821	3,153,235	2,403,150	—
Photronics, Inc.	74,377,150	21,490,391	(26,034,688)	6,101,457	43,816,782	119,751,092	4,228,499	—	—
Piper Sandler Cos.	138,401,808	35,675,922	(31,169,658)	10,077,103	50,772,551	203,757,726	1,026,539	3,471,149	—
Plexus Corp.	197,013,149	35,390,474	(49,195,324)	8,027,098	(14,411,932)	176,823,465	1,864,833	—	—
Powell Industries, Inc.	28,087,125	10,987,495	(13,011,461)	4,517,330	58,259,820	88,840,309	624,317	667,720	—
PRA Group, Inc.	110,378,706	12,441,884	(16,136,279)	(6,062,604)	(31,131,495)	69,490,212	2,664,502	—	—
Premier, Inc., Class A	—	195,970,614	(17,710,672)	(263,345)	1,318,339	179,314,936	8,113,798	3,370,149	—
Prestige Consumer Healthcare, Inc.	226,837,405	37,858,853	(52,590,035)	6,208,793	25,599,995	243,915,011	3,361,563	—	—
PriceSmart, Inc.	131,024,556	26,451,683	(36,967,614)	(47,897)	21,620,736	142,081,464	1,691,446	1,803,379	—
Privia Health Group, Inc.	—	224,258,501	(24,705,665)	(2,383,551)	(61,264,209)	135,905,076	6,937,472	—	—
ProAssurance Corp.	65,153,421	—	(2,414,600)	(5,657,381)	(13,627,976)	43,453,464	3,378,963	—	—
PROG Holdings, Inc.	86,731,227	19,889,575	(39,751,305)	6,580,296	31,117,796	104,567,589	3,036,225	367,004	—
Progress Software Corp.	181,504,715	33,891,104	(44,723,631)	8,749,031	(21,003,944)	158,417,275	2,971,624	2,108,255	—
ProPetro Holding Corp.	50,270,388	11,071,330	(24,534,041)	(15,114,578)	24,774,157	46,467,256	5,750,898	—	—
Proto Labs, Inc.	65,500,720	12,556,366	(19,835,958)	(29,611,315)	33,659,358	62,269,171	1,741,795	—	—
Provident Financial Services, Inc.	100,062,405	485,346	(3,901,812)	(1,181,718)	(22,498,375)	72,965,846	5,007,951	4,930,224	—
Quaker Chemical Corp.	196,336,906	34,165,299	(43,434,538)	(1,037,058)	6,433,137	192,463,746	937,704	1,692,961	—
Quanex Building Products Corp.	51,998,546	13,457,887	(17,889,049)	2,834,770	35,789,957	86,192,111	2,242,834	736,064	—
QuinStreet, Inc.	58,321,774	8,279,372	(9,201,796)	(2,447,332)	7,440,391	62,392,409	3,532,979	—	—
Rambus, Inc.(a)	401,070,030	53,998,268	(590,745,016)	403,818,657	(268,141,939)	—	—	—	—
Ranger Oil Corp., Class A(a)	56,740,686	2,579,172	(53,900,288)	(3,320,048)	(2,099,522)	—	—	103,721	—
Rayonier Advanced Materials, Inc.(a)	29,023,980	780,915	(20,167,466)	(23,724,998)	14,087,569	—	—	—	—
Ready Capital Corp.	72,885,125	66,374,312	(35,309,805)	(6,521,875)	230,950	97,658,707	10,696,463	9,991,269	—
Redwood Trust, Inc.	55,577,150	17,450,216	(11,150,369)	(11,115,854)	5,820,681	56,581,824	8,882,547	3,055,307	—
REGENXBIO, Inc.	51,752,926	11,536,505	(11,806,574)	(8,097,757)	14,216,803	57,601,903	2,733,835	—	—
Renasant Corp.	119,652,965	444,101	(5,734,142)	(2,102,551)	4,309,692	116,570,065	3,721,905	3,367,891	—
Resideo Technologies, Inc.	194,322,816	33,116,249	(45,864,043)	(4,022,979)	43,644,350	221,196,393	9,866,030	—	—
Resources Connection, Inc.	39,718,836	7,026,948	(9,631,367)	(926,066)	(7,806,455)	28,381,896	2,156,679	1,245,680	—
Retail Opportunity Investments Corp.	127,259,709	21,218,482	(26,923,477)	(7,796,978)	(4,100,315)	109,657,421	8,553,621	5,245,302	—
REX American Resources Corp.	31,659,279	8,473,606	(11,038,095)	1,977,509	29,501,567	60,573,866	1,031,747	—	—
REX Holdings, Inc.(a)(l)	25,663,511	1,984,950	(22,339,770)	(26,595,547)	21,286,856	—	—	—	—
Rogers Corp.	223,929,171	32,227,778	(66,675,029)	(24,162,255)	(31,003,652)	134,316,013	1,131,654	—	—
RPT Realty(a)	59,512,895	9,338,462	(87,934,250)	315,979	18,766,914	—	—	829,539	—
Rush Enterprises, Inc., Class A	—	215,998,625	(7,125,047)	121,803	13,652,261	222,647,642	4,160,083	712,013	—
Ruth’s Hospitality Group, Inc.(a)	36,264,292	1,594,123	(49,039,469)	6,170,918	5,010,136	—	—	—	—
RXO, Inc.	166,623,973	31,461,194	(42,459,548)	2,629,875	14,598,359	172,853,853	7,903,697	—	—
S&T Bancorp, Inc.	86,792,408	346,326	(6,933,574)	(2,337,926)	3,448,156	81,315,390	2,534,769	3,425,058	—
Sabre Corp.	102,368,422	31,135,541	(22,610,096)	(6,020,460)	(42,654,222)	62,219,185	25,710,407	—	—

40	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Safety Insurance Group, Inc.	$74,943,572	$3,873,686	$(5,526,739)	$(840,097)	$8,147,393	$80,597,815	980,628	$3,637,155	$—
Sally Beauty Holdings, Inc.	121,550,237	17,168,629	(24,644,101)	(3,615,551)	(22,467,401)	87,991,813	7,084,687	—	—
Sanmina Corp.	259,046,060	41,729,001	(68,302,237)	11,038,694	(9,291,770)	234,219,748	3,766,802	—	—
ScanSource, Inc.	56,386,478	12,597,634	(16,584,050)	(1,500,279)	24,201,321	75,101,104	1,705,293	—	—
Scholastic Corp.	73,790,913	15,770,885	(30,341,359)	(666,656)	8,301,710	66,855,493	1,772,885	1,590,631	—
Schrodinger, Inc.	—	192,456,567	(20,990,065)	(4,975,296)	(66,738,815)	99,752,391	3,694,533	—	—
Seacoast Banking Corp.of Florida	134,871,391	10,329,124	(11,224,517)	(6,417,933)	15,767,850	143,325,915	5,644,975	4,178,902	—
Select Medical Holdings Corp.	196,195,141	34,872,300	(48,210,114)	7,484,490	23,733,856	214,075,673	7,100,354	3,630,673	—
Semtech Corp.	112,170,155	19,466,526	(26,720,188)	(5,188,752)	19,633,207	119,360,948	4,341,977	—	—
Seneca Foods Corp.(a)	20,048,629	864,059	(13,891,365)	(396,680)	(6,624,643)	—	—	—	—
Sensient Technologies Corp.	—	203,430,486	(21,387,848)	8,762	15,375,346	197,426,746	2,853,400	2,338,854	—
Service Properties Trust	120,094,831	18,481,471	(25,205,014)	(5,577,171)	(31,483,664)	76,310,453	11,255,229	8,785,132	—
ServisFirst Bancshares, Inc.	194,429,700	34,162,168	(45,645,151)	(6,653,611)	43,267,913	219,561,019	3,308,635	3,868,232	—
Shake Shack, Inc., Class A	150,917,929	33,725,180	(45,620,554)	(452,661)	124,847,694	263,417,588	2,532,131	—	—
Shenandoah Telecommunications Co.	69,197,290	14,032,843	(18,973,559)	(11,114,328)	5,832,986	58,975,232	3,395,235	303,438	—
Signet Jewelers Ltd.	257,612,338	46,834,964	(69,771,642)	20,223,027	44,594,612	299,493,299	2,992,838	2,898,013	—
Simmons First National Corp., Class A	153,694,354	—	(8,722,770)	(5,808,261)	22,316,029	161,479,352	8,298,014	6,944,204	—
Simply Good Foods Co. (The)	244,818,035	46,711,906	(47,257,504)	3,138,298	(38,662,684)	208,748,051	6,134,236	—	—
Simulations Plus, Inc.	51,277,409	10,120,217	(13,934,066)	(3,360,374)	429,509	44,532,695	1,082,204	266,719	—
SiTime Corp.	—	156,555,495	(17,314,697)	(348,125)	(28,862,907)	110,029,766	1,180,197	—	—
Six Flags Entertainment Corp.	144,071,924	24,714,056	(37,449,558)	1,393,408	(3,758,487)	128,971,343	4,900,127	—	—
SJW Group	147,687,023	26,695,013	(24,314,753)	(1,677,760)	(36,757,939)	111,631,584	1,972,638	3,001,326	—
SkyWest, Inc.	81,507,562	25,145,398	(62,140,795)	(3,708,059)	150,215,703	191,019,809	2,765,197	—	—
SL Green Realty Corp.	82,935,377	35,816,095	(15,257,733)	3,326,171	134,453,282	241,273,192	4,376,441	13,548,766	—
Sleep Number Corp.(a)	48,750,697	4,523,582	(25,212,089)	(28,071,019)	8,829	—	—	—	—
SM Energy Co.	252,060,526	55,005,084	(95,421,772)	17,370,015	160,480,548	389,494,401	7,813,328	5,220,048	—
SMART Global Holdings, Inc.	61,637,620	17,244,754	(20,019,759)	1,379,352	31,904,564	92,146,531	3,501,008	—	—
SolarEdge Technologies, Inc.	—	386,453,681	(14,051,318)	(2,225,901)	(97,852,465)	272,323,997	3,836,630	—	—
Sonic Automotive, Inc., Class A(b)	66,094,068	11,625,688	(22,051,269)	4,587,512	(32,296,288)	N/A	N/A	1,301,425	—
Sonos, Inc.	182,115,528	26,910,767	(41,681,573)	(20,776,075)	12,852,090	159,420,737	8,364,152	—	—
Southside Bancshares, Inc.	72,522,777	2,125,823	(8,847,080)	(2,196,498)	(6,769,801)	56,835,221	1,944,414	2,904,747	—
SpartanNash Co.	63,565,103	11,953,241	(16,471,288)	(2,310,228)	(9,328,089)	47,408,739	2,345,806	2,097,516	—
SPS Commerce, Inc.	399,593,013	78,594,580	(103,382,666)	35,735,742	47,679,805	458,220,474	2,478,207	—	—
SPX Technologies, Inc.	232,117,646	50,212,426	(66,052,513)	20,419,005	142,869,884	379,566,448	3,082,648	—	—
STAAR Surgical Co.	—	159,530,132	(21,175,734)	(543,479)	(11,625,072)	126,185,847	3,296,391	—	—
Standard Motor Products, Inc.	50,334,610	10,728,737	(13,958,652)	(2,521,861)	(2,106,286)	42,476,548	1,266,067	1,512,681	—
Standex International Corp.	106,286,124	23,348,643	(32,340,909)	7,231,431	41,989,066	146,514,355	804,052	957,862	—
Stellar Bancorp, Inc.	80,716,493	15,299,104	(17,509,067)	(1,496,844)	155,778	77,165,464	3,167,712	1,668,958	—
Stepan Co.	158,190,511	25,663,722	(33,959,105)	(4,490,153)	(16,182,358)	129,222,617	1,435,169	2,181,763	—
Steven Madden Ltd.	192,104,172	35,277,458	(54,941,832)	3,287,738	24,526,610	200,254,146	4,736,380	4,173,035	—

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Stewart Information Services Corp.	$76,127,135	$195,534	$(3,649,996)	$(2,391,841)	$47,734,755	$118,015,587	1,813,950	$3,479,387	$—
StoneX Group, Inc.	132,431,538	22,188,448	(26,448,763)	7,277,952	(6,052,176)	129,396,999	1,841,688	—	—
Strategic Education, Inc.	145,694,199	25,658,273	(37,718,524)	1,912,809	17,429,679	152,976,436	1,469,232	3,704,713	—
Stride, Inc.	116,847,368	27,245,879	(40,123,185)	2,979,581	62,519,110	169,468,753	2,687,847	—	—
Sturm Ruger & Co., Inc.	73,737,279	13,544,416	(17,828,904)	(2,721,016)	(11,317,162)	55,414,613	1,200,750	1,338,960	—
Summit Hotel Properties, Inc.	54,522,356	6,570,159	(9,203,483)	(7,074,109)	2,634,215	47,449,138	7,288,654	1,655,941	—
SunCoke Energy, Inc.	54,577,450	11,210,199	(14,849,061)	676,132	12,145,632	63,760,352	5,657,529	2,212,682	—
Sunrun, Inc.	—	194,055,953	—	—	(116,049)	193,939,904	14,714,712	—	—
Sunstone Hotel Investors, Inc.	151,302,794	27,591,305	(41,429,624)	(1,588,872)	18,697,378	154,572,981	13,875,492	4,466,256	—
Supernus Pharmaceuticals, Inc.	142,742,976	22,123,513	(30,051,530)	(825,085)	(7,768,411)	126,221,463	3,700,424	—	—
Sylvamo Corp.	107,425,527	28,082,949	(25,244,064)	3,071,585	33,948,477	147,284,474	2,385,560	3,291,897	—
Talos Energy, Inc.(b)	—	88,639,565	(32,167,967)	(4,453,541)	—	N/A	N/A	—	—
Tandem Diabetes Care, Inc.	190,328,065	23,898,727	(30,668,921)	(10,005,233)	(17,599,562)	155,953,076	4,404,210	—	—
Tanger, Inc.(m)	149,288,290	35,933,813	(39,199,186)	4,954,559	63,775,905	214,753,381	7,272,380	6,466,370	—
TechTarget, Inc.	70,076,304	12,625,466	(18,532,859)	(13,150,092)	6,933,272	57,952,091	1,751,877	—	—
Telephone & Data Systems, Inc.	76,222,146	20,280,528	(27,328,193)	(2,669,044)	40,702,902	107,208,339	6,692,156	5,123,942	—
Tennant Co.	92,604,246	22,669,106	(29,305,590)	3,053,901	64,823,986	153,845,649	1,265,074	1,408,273	—
Thryv Holdings, Inc.	51,410,241	9,300,964	(11,997,989)	(4,134,049)	2,027,695	46,606,862	2,096,575	—	—
Titan International, Inc.(b)	38,870,980	9,362,435	(12,642,171)	1,394,223	(3,706,656)	N/A	N/A	—	—
Tompkins Financial Corp.	60,143,045	8,635,246	(11,630,508)	(3,503,351)	(11,069,823)	42,574,609	846,582	2,088,872	—
Topgolf Callaway Brands Corp.	—	141,507,368	(7,201,318)	(23,950)	20,881,663	155,163,763	9,595,780	—	—
Tredegar Corp.(a)	16,623,950	524,579	(11,477,417)	(20,166,677)	14,495,565	—	—	235,104	—
TreeHouse Foods, Inc.	185,248,352	30,112,168	(43,224,181)	1,722,590	(41,473,254)	132,385,675	3,398,862	—	—
Tri Pointe Homes, Inc.	185,957,853	40,101,921	(63,520,193)	11,518,253	79,331,288	253,389,122	6,554,297	—	—
Trinity Industries, Inc.	144,524,275	26,606,831	(35,973,840)	165,705	18,672,796	153,995,767	5,529,471	5,990,807	—
Trinseo PLC(a)	52,985,063	3,316,518	(25,344,346)	(71,026,237)	40,069,002	—	—	374,243	—
TripAdvisor, Inc.	—	133,954,323	(17,119,044)	1,558,160	84,518,247	202,911,686	7,301,608	—	—
Triumph Financial, Inc.	95,710,400	16,690,118	(28,591,862)	(1,802,859)	33,483,726	115,489,523	1,455,995	—	—
Triumph Group, Inc.	47,247,782	—	—	—	14,064,267	61,312,049	4,076,599	—	—
TrueBlue, Inc.(a)	42,436,215	6,960,753	(36,178,086)	(25,741,814)	12,522,932	—	—	—	—
Trupanion, Inc.	109,637,605	14,357,426	(18,522,667)	(21,478,164)	(17,360,613)	66,633,587	2,413,386	—	—
TrustCo Bank Corp.	40,955,608	282,643	(935,539)	(471,795)	(4,315,919)	35,514,998	1,261,186	1,844,724	—
Trustmark Corp.	99,208,760	3,552,677	(2,723,882)	(1,309,407)	15,078,110	113,806,258	4,048,604	3,746,968	—
TTM Technologies, Inc.	100,193,427	19,413,746	(25,656,546)	(89,536)	14,771,052	108,632,143	6,941,351	—	—
Two Harbors Investment Corp.	103,215,451	24,327,145	(25,378,307)	(17,296,377)	7,432,894	92,300,806	6,971,360	13,119,770	—
U.S. Physical Therapy, Inc.	92,764,634	33,248,439	(26,013,197)	2,221,811	12,610,784	114,832,471	1,017,387	1,738,747	—
U.S. Silica Holdings, Inc.	65,681,594	13,359,985	(17,331,157)	(1,250,929)	4,410,940	64,870,433	5,227,271	—	—
UFP Technologies, Inc.	—	103,509,903	(14,333,309)	(403,564)	31,545,285	120,318,315	477,075	—	—
Ultra Clean Holdings, Inc.	109,650,769	20,616,142	(29,723,768)	(2,772,916)	41,718,681	139,488,908	3,036,328	—	—
UniFirst Corp.	193,944,463	33,119,532	(46,909,533)	(1,244,324)	(1,915,805)	176,994,333	1,020,552	1,342,285	—
uniQure NV(a)	60,288,023	3,969,038	(28,208,473)	(74,210,898)	38,162,310	—	—	—	—
United Community Banks, Inc.	223,750,587	5,909,840	(7,552,950)	(3,219,887)	(11,282,879)	207,604,711	7,887,717	7,354,426	—
United Fire Group, Inc.	42,728,827	4,653,541	(8,186,456)	(7,626,904)	(267,144)	31,301,864	1,437,844	966,666	—
United Natural Foods, Inc.	114,892,166	15,119,575	(22,013,608)	(13,314,220)	(48,436,491)	46,247,422	4,025,015	—	—
Uniti Group, Inc.	61,356,045	16,287,296	(21,764,169)	(15,159,711)	54,398,138	95,117,599	16,121,627	9,930,650	—
Unitil Corp.	66,644,509	11,409,792	(15,305,012)	(1,018,807)	(4,805,982)	56,924,500	1,087,383	1,833,405	—
Universal Corp.	94,377,815	19,287,875	(24,776,540)	(1,200,782)	(1,397,013)	86,291,355	1,668,433	5,408,797	—

42	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds

Universal Health Realty Income Trust	$44,402,307	$7,747,439	$(11,174,330)	$(3,875,326)	$(5,472,222)	$31,627,868	861,560	$1,498,651	$—

Universal Insurance Holdings, Inc.(a)	36,438,725	2,388,188	(28,474,238)	(19,029,225)	8,676,550	—	—	627,957	—

Upbound Group, Inc.	89,481,843	20,429,088	(39,079,408)	(1,640,219)	37,231,203	106,422,507	3,022,508	4,621,077	—

Urban Edge Properties	128,562,943	27,224,056	(36,245,250)	(1,542,035)	19,221,333	137,221,047	7,945,631	5,315,654	—

Urstadt Biddle Properties, Inc.(b)	34,221,124	3,466,739	(1,386,833)	772,227	3,293,438	N/A	N/A	—	—
Vanda Pharmaceuticals, Inc.(a)	28,107,205	2,239,212	(21,717,753)	(58,839,842)	50,211,178	—	—	—	—
Varex Imaging Corp.	52,999,203	11,852,280	(15,005,139)	(3,370,544)	3,311,544	49,787,344	2,750,682	—	—
Vector Group Ltd.	114,861,598	20,774,826	(27,451,816)	2,785,569	(12,846,722)	98,123,455	8,952,870	7,349,684	—
Veeco Instruments, Inc.	78,954,802	25,622,252	(23,392,073)	6,155,124	46,495,672	133,835,777	3,805,396	—	—
Veradigm, Inc.(a)	103,631,851	16,514,348	(67,846,174)	(8,604,691)	(43,695,334)	—	—	—	—
Vericel Corp.	100,897,978	23,600,315	(30,796,024)	(7,505,041)	81,475,717	167,672,945	3,223,240	—	—
Veris Residential, Inc.	84,533,556	17,818,131	(23,776,533)	1,253,886	2,978,261	82,807,301	5,444,267	281,968	—
Veritex Holdings, Inc.	68,439,831	—	(2,871,737)	(3,361,431)	11,582,929	73,789,592	3,601,249	2,948,164	—
Veritiv Corp.(a)	132,456,525	16,752,340	(182,144,887)	108,209,049	(75,273,027)	—	—	1,220,654	—
Verra Mobility Corp., Class A	171,896,557	69,611,094	(49,862,577)	3,718,550	85,091,301	280,454,925	11,231,675	—	—
Vestis Corp.	—	180,331,003	(8,039,767)	(89,669)	(1,134,878)	171,066,689	8,877,358	312,745	—
Viad Corp.	31,387,728	8,472,457	(10,646,464)	(4,354,130)	31,108,283	55,967,874	1,417,267	—	—
Viasat, Inc.(b)	188,377,568	28,871,375	(42,675,203)	(7,251,212)	4,530,475	N/A	N/A	—	—
Viavi Solutions, Inc.	177,432,688	28,897,837	(42,076,921)	(12,072,670)	(15,539,109)	136,641,825	15,032,104	—	—
Victoria’s Secret & Co.	—	126,204,989	(22,409,515)	(83,033)	(2,346,649)	101,365,792	5,230,433	—	—
Virtus Investment Partners, Inc.	94,337,674	17,324,796	(24,716,528)	1,852,539	24,893,406	113,691,887	458,472	3,362,291	—
Vista Outdoor, Inc.	113,962,723	22,859,535	(28,226,969)	2,844,640	17,298,178	128,738,107	3,927,337	—	—
Vital Energy, Inc.(b)	55,637,675	40,809,522	(22,520,742)	(10,204,692)	33,816,940	N/A	N/A	—	—
Wabash National Corp.	85,424,750	16,177,393	(26,332,321)	4,806,528	11,725,678	91,802,028	3,066,200	1,044,064	—
WaFd, Inc.(n)	118,876,050	19,857,390	(1,940,454)	(107,996)	(3,600,932)	133,084,058	4,584,363	4,346,036	—
Walker & Dunlop, Inc.	170,050,668	41,764,210	(37,924,970)	4,472,052	49,935,511	228,297,471	2,259,029	5,675,520	—
WD-40 Co.	176,341,432	38,894,718	(53,118,039)	6,369,857	63,517,141	232,005,109	915,894	3,165,921	—
Westamerica BanCorp	85,488,457	1,415,344	(8,611,171)	(2,874,023)	10,936,809	86,355,416	1,766,682	3,189,394	—
Whitestone REIT	30,906,498	7,421,338	(7,572,686)	(2,117,633)	11,415,306	40,052,823	3,191,460	1,524,196	—
Winnebago Industries, Inc.	128,434,026	28,406,350	(43,686,299)	5,810,850	27,165,241	146,130,168	1,974,732	2,485,681	—
WisdomTree, Inc.(b)	47,941,123	6,918,769	(11,531,757)	(669,826)	11,561,307	N/A	N/A	937,579	—
WK Kellogg Co.	—	65,110,572	(5,703,660)	183,687	24,141,029	83,731,628	4,453,810	1,425,056	—
Wolverine World Wide, Inc.	97,581,873	12,260,692	(15,672,869)	(14,648,894)	(19,116,569)	60,404,233	5,388,424	2,166,656	—
World Kinect Corp.(o)	114,988,874	17,766,974	(27,223,815)	(7,030,104)	9,598,110	108,100,039	4,086,958	3,069,837	—
WSFS Financial Corp.	159,891,957	—	(9,057,648)	(3,089,181)	33,997,359	181,742,487	4,026,196	2,495,771	—
Xencor, Inc.	121,801,515	19,263,819	(25,033,711)	(12,285,048)	(12,748,723)	90,997,852	4,111,968	—	—
Xenia Hotels & Resorts, Inc.	109,489,891	12,925,129	(25,121,053)	(16,874,274)	26,777,059	107,196,752	7,141,689	3,051,007	—
Xerox Holdings Corp.	—	137,485,767	(14,776,441)	217,522	13,776,902	136,703,750	7,637,081	5,704,568	—
XPEL, Inc.	96,821,615	22,215,666	(21,439,618)	(130,023)	(19,839,333)	77,628,307	1,437,029	—	—
Xperi, Inc.	33,237,769	6,593,787	(7,475,167)	(12,302,066)	15,460,628	35,514,951	2,944,855	—	—
Yelp, Inc.	155,587,661	36,618,965	(52,932,378)	6,847,343	36,567,423	182,689,014	4,636,777	—	—
Zumiez, Inc.(a)	20,807,438	853,468	(17,265,476)	(12,559,816)	8,164,386	—	—	—	—

				$(53,058,730)	$8,799,443,202	$76,966,772,561		$1,197,662,325	$—

(a)	As of period end, the entity is no longer held.
(b)	As of period end, the entity was not considered an affiliate.
(c)	Formerly the Apollo Medical Holdings, Inc.
(d)	As of the beginning of the period, the entity was not considered an affiliate.
(e)	Represents net amount purchased (sold).

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

(f)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Formerly the NOW, Inc.
(h)	Formerly the EnPro Industries, Inc.
(i)	Formerly the Harsco Corp.
(j)	Formerly the TimkenSteel Corp.
(k)	Formerly the KAR Auction Services, Inc.
(l)	Formerly the RE/MAX Holdings, Inc.
(m)	Formerly the Tanger Factory Outlet Centers, Inc.
(n)	Formerly the Washington Federal, Inc.
(o)	Formerly the World Fuel Services Corp.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	2,403	06/21/24	$257,830	$3,532,464

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$305,280,784	$15,781,117	(c)	$321,445,234	0.4%
	Monthly	HSBC Bank PLC(d)	02/10/28	948,436,073	33,928,742	(e)	984,947,695	1.2
	Monthly	JPMorgan Chase Bank NA(f)	02/10/25	266,014,627	26,419,966	(g)	293,279,928	0.3

					$76,129,825		$1,599,672,857

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(383,333) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(2,582,880) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(845,335) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	0-450 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Triumph Group, Inc.	308,085	$4,633,598	1.4%

	Shares	Value	% of Basket Value

Banks
Bank of Hawaii Corp.	45,655	$2,848,416	0.9%
BankUnited, Inc.	82,769	2,317,532	0.7
Cathay General Bancorp	419,088	15,854,099	4.9
Central Pacific Financial Corp.	123,068	2,430,593	0.8
City Holding Co.	6,292	655,752	0.2
CVB Financial Corp.	36,367	648,787	0.2
Eagle Bancorp, Inc.	37,905	890,389	0.3
Northwest Bancshares, Inc.	59,236	690,099	0.2

		26,335,667

44	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

	Shares	Value	% of Basket Value

Capital Markets
Moelis & Co., Class A	1,514,264	$85,964,767	26.7%

Commercial Services & Supplies
Pitney Bowes, Inc.	1,786,887	7,737,221	2.4

Communications Equipment
Extreme Networks, Inc.	2,491,619	28,753,283	9.0

Consumer Finance
Bread Financial Holdings, Inc.	2,633	98,053	0.0
Green Dot Corp., Class A	65,156	607,905	0.2

		705,958

Financial Services
Jackson Financial, Inc., Class A	788,396	52,144,512	16.2
Payoneer Global, Inc.	1,803,612	8,765,554	2.8

		60,910,066

Health Care Providers & Services
RadNet, Inc.	424,615	20,661,766	6.4

Independent Power and Renewable Electricity Producers
Clearway Energy, Inc.	520,226	11,991,209	3.7

Insurance
Ambac Financial Group, Inc.	123,619	1,932,165	0.6
Employers Holdings, Inc.	2,399	108,891	0.0

		2,041,056

Metals & Mining
Warrior Met Coal, Inc.	35,970	2,183,379	0.7

Mortgage Real Estate Investment Trusts (REITs)
Arbor Realty Trust, Inc.	2,851,416	37,781,262	11.8

Office REITs
Douglas Emmett, Inc.	12,737	176,662	0.1

Oil, Gas & Consumable Fuels
Par Pacific Holdings, Inc.	452,494	16,769,428	5.2

Retail REITs
SITE Centers Corp.	739,807	10,838,173	3.4

Software
Envestnet, Inc.	68,412	3,961,739	1.2

Net Value of Reference Entity — Goldman Sachs Bank USA		$321,445,234

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Triumph Group, Inc.	740,169	$11,132,142	1.1%

	Shares	Value	% of Basket Value

Banks
Ameris Bancorp	70,298	$3,401,017	0.3%
Atlantic Union Bankshares Corp.	187,766	6,630,017	0.7
Bancorp, Inc. (The)	61,626	2,062,006	0.2
Banner Corp.	39,450	1,893,600	0.2
Berkshire Hills Bancorp, Inc.	37,844	867,384	0.1
Brookline Bancorp, Inc.	86,382	860,365	0.1
Cathay General Bancorp	83,007	3,140,155	0.3
Central Pacific Financial Corp.	54,025	1,066,994	0.1
City Holding Co.	8,585	894,729	0.1
Community Bank System, Inc.	57,337	2,753,896	0.3
CVB Financial Corp.	116,115	2,071,492	0.2
Dime Community Bancshares, Inc.	22,041	424,510	0.0
First BanCorp/Puerto Rico	160,964	2,823,309	0.3
First Bancorp/Southern Pines NC	48,477	1,750,989	0.2
First Commonwealth Financial Corp.	96,506	1,343,363	0.1
First Financial Bancorp	110,532	2,478,127	0.3
Fulton Financial Corp.	1,055,006	16,764,045	1.7
Hanmi Financial Corp.	22,635	360,349	0.0
Heritage Financial Corp.	51,845	1,005,275	0.1
Hilltop Holdings, Inc.	37,809	1,184,178	0.1
Hope Bancorp, Inc.	159,356	1,834,188	0.2
Independent Bank Corp.	47,273	2,459,141	0.2
Lakeland Financial Corp.	29,142	1,932,697	0.2
National Bank Holdings Corp., Class A	50,113	1,807,576	0.2
NBT Bancorp, Inc.	54,083	1,983,764	0.2
Northwest Bancshares, Inc.	87,152	1,015,321	0.1
OFG Bancorp	64,333	2,368,098	0.2
Pacific Premier Bancorp, Inc.	110,145	2,643,480	0.3
Preferred Bank	256,091	19,660,106	2.0
Provident Financial Services, Inc.	86,762	1,264,122	0.1
Renasant Corp.	76,752	2,403,873	0.2
S&T Bancorp, Inc.	50,349	1,615,196	0.2
Seacoast Banking Corp. of Florida	42,360	1,075,520	0.1
Simmons First National Corp., Class A	144,773	2,817,283	0.3
TrustCo Bank Corp.	28,261	795,830	0.1
Trustmark Corp.	70,209	1,973,575	0.2
United Community Banks, Inc.	136,653	3,596,707	0.4
Veritex Holdings, Inc.	63,470	1,300,500	0.1
Westamerica BanCorp	35,099	1,715,639	0.2
WSFS Financial Corp.	56,670	2,558,084	0.3

		110,596,500

Capital Markets
Artisan Partners Asset Management, Inc., Class A	32,920	1,506,748	0.1
Moelis & Co., Class A	157,510	8,941,843	0.9
PJT Partners, Inc., Class A	403,219	38,007,423	3.9

		48,456,014

Commercial Services & Supplies
Pitney Bowes, Inc.	716,500	3,102,445	0.3

Communications Equipment
Extreme Networks, Inc.	190,738	2,201,117	0.2

Consumer Finance
Bread Financial Holdings, Inc.	1,542,694	57,449,925	5.8

Containers & Packaging
Sealed Air Corp.	3,749,453	139,479,652	14.2

Diversified REITs
Global Net Lease, Inc.	4,536,211	35,246,359	3.6

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

	Shares	Value	% of Basket Value

Diversified Telecommunication Services
Lumen Technologies, Inc.	20,981,928	$32,731,808	3.3%

Financial Services
Jackson Financial, Inc., Class A	2,330,588	154,145,090	15.7
Payoneer Global, Inc.	300,452	1,460,197	0.1
Radian Group, Inc.	376,607	12,605,036	1.3

		168,210,323

Health Care Providers & Services
RadNet, Inc.	318,975	15,521,323	1.6

Independent Power and Renewable Electricity Producers
Clearway Energy, Inc., Class C	76,787	1,769,940	0.2

Insurance
Ambac Financial Group, Inc.	333,864	5,218,294	0.5
Employers Holdings, Inc.	24,744	1,123,130	0.1
Genworth Financial, Inc., Class A	1,089,331	7,004,398	0.7
Horace Mann Educators Corp.	60,661	2,243,850	0.2
Lincoln National Corp.	3,405,923	108,751,122	11.0
ProAssurance Corp.	75,715	973,695	0.1
Safety Insurance Group, Inc.	16,989	1,396,326	0.2
Stewart Information Services Corp.	40,646	2,644,429	0.3

		129,355,244

Life Sciences Tools & Services
Fortrea Holdings, Inc.	82,762	3,322,067	0.4

Metals & Mining
Warrior Met Coal, Inc.	248,260	15,069,382	1.5

Multi-Utilities
Avista Corp.	27,317	956,641	0.1

Office REITs
Brandywine Realty Trust	86,331	414,389	0.1
Douglas Emmett, Inc.	3,081,713	42,743,359	4.3
JBG SMITH Properties	129,369	2,076,373	0.2

		45,234,121

Oil, Gas & Consumable Fuels
Green Plains, Inc.	583,044	13,479,978	1.4
Par Pacific Holdings, Inc.	338,321	12,538,176	1.3

		26,018,154

Residential REITs
NexPoint Residential Trust, Inc.	1,621	52,180	0.0

Retail REITs
SITE Centers Corp.	1,358,782	19,906,156	2.0

	Shares	Value	% of Basket Value

Software
Adeia, Inc.	123,470	$1,348,292	0.2%
Envestnet, Inc.	1,449,948	83,966,489	8.5
Sprinklr, Inc., Class A	2,756,432	33,821,421	3.4

		119,136,202

Net Value of Reference Entity — HSBC Bank PLC		$984,947,695

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 10, 2025.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Central Pacific Financial Corp.	58,364	$1,152,689	0.4%

Communications Equipment
Extreme Networks, Inc.	180,434	2,082,208	0.7

Financial Services
Radian Group, Inc.	6,814,817	228,091,925	77.8

Health Care Providers & Services
RadNet, Inc.	151,339	7,364,156	2.5

Insurance
Ambac Financial Group, Inc.	388,379	6,070,364	2.1

Metals & Mining
Warrior Met Coal, Inc.	753,842	45,758,209	15.6

Oil, Gas & Consumable Fuels
Par Pacific Holdings, Inc.	74,484	2,760,377	0.9

Net Value of Reference Entity — JPMorgan Chase Bank NA		$293,279,928

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$76,129,825	$—

46	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,532,464	$—	$—	$—	$3,532,464
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	76,129,825	—	—	—	76,129,825

	$—	$—	$79,662,289	$—	$—	$—	$79,662,289

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$37,939,074	$—	$—	$—	$37,939,074
Swaps	—	—	123,088,002	—	—	—	123,088,002

	$—	$—	$161,027,076	$—	$—	$—	$161,027,076

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,564,578)	$—	$—	$—	$(3,564,578)
Swaps	—	—	99,976,688	—	—	—	99,976,688

	$—	$—	$96,412,110	$—	$—	$—	$96,412,110

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$159,958,246
Total return swaps
Average notional amount	$1,384,823,865

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$76,129,825	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$76,129,825	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$76,129,825	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P Small-Cap ETF

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Goldman Sachs Bank USA	$15,781,117	$—	$—	$(15,781,117)	$—

HSBC Bank PLC	33,928,742	—	—	(33,928,742)	—
JPMorgan Chase Bank N.A	26,419,966	—	—	(26,419,966)	—

	$76,129,825	$—	$—	$(76,129,825)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$78,478,640,389	$—	$—	$78,478,640,389
Short-Term Securities
Money Market Funds	5,819,320,509	—	—	5,819,320,509

	$84,297,960,898	$—	$—	$84,297,960,898

Derivative Financial Instruments(a)
Assets
Equity Contracts	$3,532,464	$76,129,825	$—	$79,662,289

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

48	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Axon Enterprise, Inc.(a)	46,889	$14,670,630
Boeing Co. (The)(a)	167,642	32,353,230
BWX Technologies, Inc.	60,267	6,184,599
Curtiss-Wright Corp.	16,541	4,233,504
General Electric Co.	310,093	54,430,624
Hexcel Corp.	27,397	1,995,871
Howmet Aerospace, Inc.	150,890	10,325,403
TransDigm Group, Inc.	36,943	45,498,999
Woodward, Inc.	40,188	6,193,775

		175,886,635

Air Freight & Logistics — 0.0%
Expeditors International of Washington, Inc.	35,768	4,348,316
GXO Logistics, Inc.(a)	49,837	2,679,237

		7,027,553

Automobile Components — 0.1%
Autoliv, Inc.	29,877	3,598,087
Fox Factory Holding Corp.(a)	10,721	558,242
Gentex Corp.	99,279	3,585,958
Visteon Corp.(a)	8,328	979,456

		8,721,743

Automobiles — 1.9%
Tesla, Inc.(a)	1,838,292	323,153,351

Banks — 0.1%
Bank OZK	36,403	1,654,880
Commerce Bancshares, Inc.	32,379	1,722,563
Cullen/Frost Bankers, Inc.	17,886	2,013,427
East West Bancorp, Inc.	50,632	4,005,497
First Financial Bankshares, Inc.	34,176	1,121,315
Hancock Whitney Corp.	28,923	1,331,615
International Bancshares Corp.	15,255	856,416
Pinnacle Financial Partners, Inc.	20,929	1,797,382

		14,503,095

Beverages — 0.9%
Boston Beer Co., Inc. (The), Class A, NVS(a)	2,880	876,730
Celsius Holdings, Inc.(a)(b)	98,499	8,167,537
Coca-Cola Co. (The)	1,005,979	61,545,795
Coca-Cola Consolidated, Inc.	3,115	2,636,567
Monster Beverage Corp.(a)	294,799	17,475,685
PepsiCo, Inc.	328,121	57,424,456

		148,126,770

Biotechnology — 1.1%
AbbVie, Inc.	433,978	79,027,394
Arrowhead Pharmaceuticals, Inc.(a)	82,314	2,354,180
Cytokinetics, Inc.(a)	29,311	2,054,994
Exelixis, Inc.(a)	199,320	4,729,864
Halozyme Therapeutics, Inc.(a)(b)	85,539	3,479,727
Neurocrine Biosciences, Inc.(a)	66,534	9,176,369
Regeneron Pharmaceuticals, Inc.(a)	42,114	40,534,304
Roivant Sciences Ltd.(a)	138,840	1,463,374
United Therapeutics Corp.(a)	14,052	3,228,025
Vertex Pharmaceuticals, Inc.(a)	109,324	45,698,525

		191,746,756

Broadline Retail — 6.5%
Amazon.com, Inc.(a)	6,064,615	1,093,935,254
Etsy, Inc.(a)	35,040	2,407,949
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	41,034	3,265,075

		1,099,608,278

Security	Shares	Value

Building Products — 0.8%
A. O. Smith Corp.	51,474	$4,604,864
Advanced Drainage Systems, Inc.(b)	45,607	7,855,350
Allegion PLC	22,198	2,990,293
Builders FirstSource, Inc.(a)	82,019	17,105,063
Carlisle Cos., Inc.	32,258	12,640,297
Carrier Global Corp.	265,017	15,405,438
Fortune Brands Innovations, Inc.	33,559	2,841,441
Lennox International, Inc.	21,263	10,392,504
Masco Corp.	78,413	6,185,217
Owens Corning	59,098	9,857,546
Simpson Manufacturing Co., Inc.	28,169	5,779,715
Trane Technologies PLC	104,193	31,278,739
Trex Co., Inc.(a)(b)	72,229	7,204,843
UFP Industries, Inc.	40,733	5,010,566

		139,151,876

Capital Markets — 1.1%
Ameriprise Financial, Inc.	35,234	15,447,995
Blackstone, Inc., Class A, NVS	344,076	45,201,264
Carlyle Group, Inc. (The)	69,115	3,242,185
Cboe Global Markets, Inc.	44,947	8,258,139
CME Group, Inc., Class A	86,203	18,558,644
Evercore, Inc., Class A	15,922	3,066,418
FactSet Research Systems, Inc.	11,872	5,394,518
Houlihan Lokey, Inc., Class A	34,333	4,401,147
Interactive Brokers Group, Inc., Class A	42,009	4,692,825
Moody’s Corp.	48,817	19,186,546
Morningstar, Inc.	17,073	5,264,801
MSCI, Inc., Class A	29,973	16,798,368
S&P Global, Inc.	93,923	39,959,540
SEI Investments Co.	33,274	2,392,401

		191,864,791

Chemicals — 1.0%
Arcadium Lithium PLC(a)	415,325	1,790,051
Axalta Coating Systems Ltd.(a)	146,392	5,034,421
Cabot Corp.	24,633	2,271,163
Celanese Corp., Class A	66,608	11,447,251
CF Industries Holdings, Inc.	68,629	5,710,619
Ecolab, Inc.	86,090	19,878,181
Linde PLC	167,144	77,608,302
NewMarket Corp.	4,605	2,922,425
Olin Corp.	33,433	1,965,860
RPM International, Inc.	46,270	5,503,816
Scotts Miracle-Gro Co. (The)	10,514	784,239
Sherwin-Williams Co. (The)	77,826	27,031,305
Westlake Corp.(b)	20,990	3,207,272

		165,154,905

Commercial Services & Supplies — 0.7%
Brink’s Co. (The)	29,953	2,767,058
Cintas Corp.	31,405	21,576,177
Clean Harbors, Inc.(a)	33,279	6,699,395
Copart, Inc.(a)	578,093	33,483,147
MSA Safety, Inc.	24,593	4,760,959
Republic Services, Inc.	77,540	14,844,258
Rollins, Inc.	80,299	3,715,435
Tetra Tech, Inc.	35,407	6,540,027
Waste Management, Inc.	114,589	24,424,645

		118,811,101

Communications Equipment — 0.4%
Arista Networks, Inc.(a)	166,991	48,424,050

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Ciena Corp.(a)	40,318	$1,993,725
Motorola Solutions, Inc.	64,021	22,726,175

		73,143,950

Construction & Engineering — 0.2%
AECOM	40,665	3,988,423
Comfort Systems U.S.A., Inc.	23,748	7,544,977
EMCOR Group, Inc.	31,450	11,013,790
Quanta Services, Inc.	66,674	17,321,905

		39,869,095

Construction Materials — 0.2%
Eagle Materials, Inc.	22,765	6,186,389
Knife River Corp.(a)	26,705	2,165,241
Martin Marietta Materials, Inc.	27,119	16,649,439
Vulcan Materials Co.	56,574	15,440,176

		40,441,245

Consumer Finance — 0.5%
American Express Co.	265,927	60,548,919
Discover Financial Services	89,810	11,773,193
FirstCash Holdings, Inc.	24,777	3,160,058
SLM Corp.	60,205	1,311,867

		76,794,037

Consumer Staples Distribution & Retail — 0.6%
Casey’s General Stores, Inc.	24,601	7,834,189
Costco Wholesale Corp.	123,580	90,538,415
Sprouts Farmers Market, Inc.(a)(b)	27,709	1,786,676

		100,159,280

Containers & Packaging — 0.0%
AptarGroup, Inc.	25,816	3,714,664
Crown Holdings, Inc.	37,713	2,989,133

		6,703,797

Distributors — 0.0%
Pool Corp.	14,662	5,916,117

Diversified Consumer Services — 0.1%
Grand Canyon Education, Inc.(a)	19,007	2,588,944
H&R Block, Inc.	92,189	4,527,402
Service Corp. International	50,106	3,718,366

		10,834,712

Diversified Telecommunication Services — 0.0%
Iridium Communications, Inc.	41,180	1,077,269

Electric Utilities — 0.1%
Constellation Energy Corp.	95,590	17,669,812
IDACORP, Inc.	13,144	1,220,946

		18,890,758

Electrical Equipment — 0.6%
Acuity Brands, Inc.	10,686	2,871,649
AMETEK, Inc.	73,700	13,479,730
Eaton Corp. PLC	164,036	51,290,776
EnerSys	11,554	1,091,391
Generac Holdings, Inc.(a)	24,936	3,145,427
Hubbell, Inc.	16,419	6,814,706
nVent Electric PLC	110,346	8,320,088
Rockwell Automation, Inc.	36,621	10,668,796

		97,682,563

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	223,155	25,740,929
CDW Corp.	37,423	9,572,055
Cognex Corp.	50,364	2,136,441
IPG Photonics Corp.(a)	8,846	802,244

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Jabil, Inc.	45,956	$6,155,806
Littelfuse, Inc.	11,589	2,808,594
Novanta, Inc.(a)	13,821	2,415,496
TE Connectivity Ltd.	80,618	11,708,959
Vontier Corp.	102,662	4,656,748

		65,997,272

Energy Equipment & Services — 0.1%
ChampionX Corp.	86,808	3,115,539
Valaris Ltd.(a)	41,718	3,139,697
Weatherford International PLC(a)	47,347	5,464,791

		11,720,027

Entertainment — 1.2%
Electronic Arts, Inc.	71,636	9,503,948
Live Nation Entertainment, Inc.(a)	94,382	9,982,784
Netflix, Inc.(a)	287,119	174,375,982
Take-Two Interactive Software, Inc.(a)(b)	52,593	7,809,535
TKO Group Holdings, Inc., Class A	17,162	1,482,969

		203,155,218

Financial Services — 2.6%
Corpay, Inc.(a)	48,036	14,821,028
Equitable Holdings, Inc.	36,198	1,375,886
Euronet Worldwide, Inc.(a)	16,792	1,845,945
Fiserv, Inc.(a)	207,587	33,176,554
Mastercard, Inc., Class A	394,109	189,791,071
MGIC Investment Corp.	70,081	1,567,011
Visa, Inc., Class A	692,552	193,277,412
Voya Financial, Inc.	27,805	2,055,346
WEX, Inc.(a)(b)	28,080	6,669,842

		444,580,095

Food Products — 0.3%
Hershey Co. (The)	37,879	7,367,466
Ingredion, Inc.	15,597	1,822,509
Lamb Weston Holdings, Inc.	63,619	6,777,332
Lancaster Colony Corp.	6,493	1,348,142
Mondelez International, Inc., Class A	375,200	26,264,000

		43,579,449

Ground Transportation — 1.3%
Avis Budget Group, Inc.	12,138	1,486,419
CSX Corp.	657,266	24,364,851
Landstar System, Inc.	16,269	3,136,012
Old Dominion Freight Line, Inc.	118,247	25,932,750
Saia, Inc.(a)(b)	17,654	10,327,590
Uber Technologies, Inc.(a)	1,364,917	105,084,960
Union Pacific Corp.	181,811	44,712,779
XPO, Inc.(a)(b)	36,268	4,425,784

		219,471,145

Health Care Equipment & Supplies — 1.5%
Align Technology, Inc.(a)	26,056	8,544,283
Boston Scientific Corp.(a)	535,494	36,675,984
Cooper Cos., Inc. (The)	55,334	5,614,188
Dexcom, Inc.(a)	155,550	21,574,785
Edwards Lifesciences Corp.(a)(b)	149,267	14,263,954
Haemonetics Corp.(a)	20,249	1,728,252
IDEXX Laboratories, Inc.(a)	30,960	16,716,233
Insulet Corp.(a)	17,645	3,024,353
Intuitive Surgical, Inc.(a)	154,056	61,482,209
Lantheus Holdings, Inc.(a)	45,454	2,829,057
LivaNova PLC(a)	13,273	742,492
Masimo Corp.(a)	18,314	2,689,411
Penumbra, Inc.(a)	25,675	5,730,146

50	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Shockwave Medical, Inc.(a)	24,337	$7,924,857
STERIS PLC	36,808	8,275,175
Stryker Corp.	143,417	51,324,642

		249,140,021

Health Care Providers & Services — 1.0%
Acadia Healthcare Co., Inc.(a)	61,328	4,858,404
Amedisys, Inc.(a)	9,111	839,670
Chemed Corp.	6,008	3,856,715
DaVita, Inc.(a)	19,711	2,721,104
Encompass Health Corp.	30,177	2,492,017
HCA Healthcare, Inc.	63,239	21,092,104
HealthEquity, Inc.(a)(b)	29,044	2,370,862
Molina Healthcare, Inc.(a)	22,881	9,400,201
Option Care Health, Inc.(a)	64,784	2,172,855
Progyny, Inc.(a)	55,450	2,115,417
UnitedHealth Group, Inc.	233,152	115,340,294

		167,259,643

Health Care REITs — 0.0%
Omega Healthcare Investors, Inc.	66,806	2,115,746

Health Care Technology — 0.0%
Doximity, Inc., Class A(a)(b)	39,308	1,057,778

Hotel & Resort REITs — 0.1%
Host Hotels & Resorts, Inc.	281,538	5,822,206
Park Hotels & Resorts, Inc.	139,654	2,442,548

		8,264,754

Hotels, Restaurants & Leisure — 2.8%
Airbnb, Inc., Class A(a)(b)	144,674	23,865,423
Booking Holdings, Inc.	23,130	83,912,864
Boyd Gaming Corp.	46,214	3,111,126
Caesars Entertainment, Inc.(a)	83,221	3,640,087
Carnival Corp.(a)	475,788	7,774,376
Chipotle Mexican Grill, Inc.(a)	18,179	52,842,172
Choice Hotels International, Inc.(b)	8,121	1,026,088
Churchill Downs, Inc.	45,161	5,588,674
Darden Restaurants, Inc.	41,600	6,953,440
Domino’s Pizza, Inc.	9,273	4,607,568
Expedia Group, Inc.(a)(b)	86,869	11,966,205
Hilton Grand Vacations, Inc.(a)	29,384	1,387,219
Hilton Worldwide Holdings, Inc.	167,516	35,732,838
Hyatt Hotels Corp., Class A(b)	29,407	4,693,945
Las Vegas Sands Corp.	149,778	7,743,523
Light & Wonder, Inc., Class A(a)	59,901	6,115,293
Marriott International, Inc., Class A	163,415	41,231,239
McDonald’s Corp.	211,575	59,653,571
MGM Resorts International(a)	123,601	5,835,203
Norwegian Cruise Line Holdings Ltd.(a)(b)	282,961	5,922,374
Planet Fitness, Inc., Class A(a)	56,838	3,559,764
Royal Caribbean Cruises Ltd.(a)	156,785	21,794,683
Starbucks Corp.	443,771	40,556,232
Texas Roadhouse, Inc.	44,109	6,813,517
Travel + Leisure Co.	33,728	1,651,323
Vail Resorts, Inc.	16,727	3,727,277
Wendy’s Co. (The)	60,013	1,130,645
Wingstop, Inc.	19,673	7,208,187
Wyndham Hotels & Resorts, Inc.	36,431	2,796,079
Wynn Resorts Ltd.	63,851	6,527,488
Yum! Brands, Inc.	85,772	11,892,288

		481,260,711

Household Durables — 0.7%
DR Horton, Inc.	198,132	32,602,621

Security	Shares	Value

Household Durables (continued)
Garmin Ltd.	54,975	$8,184,128
KB Home	25,467	1,805,101
Lennar Corp., Class A	91,952	15,813,905
NVR, Inc.(a)	2,126	17,220,515
PulteGroup, Inc.	140,913	16,996,926
Tempur Sealy International, Inc.	112,969	6,418,899
Toll Brothers, Inc.	69,282	8,963,012
TopBuild Corp.(a)	21,124	9,309,980

		117,315,087

Household Products — 0.7%
Church & Dwight Co., Inc.	75,379	7,862,783
Colgate-Palmolive Co.	213,583	19,233,149
Procter & Gamble Co. (The)	609,346	98,866,389

		125,962,321

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp.	223,535	15,569,213

Industrial REITs — 0.1%
EastGroup Properties, Inc.	19,117	3,436,663
First Industrial Realty Trust, Inc.	41,651	2,188,344
Rexford Industrial Realty, Inc.	54,759	2,754,378
STAG Industrial, Inc.	60,387	2,321,276

		10,700,661

Insurance — 1.0%
Aon PLC, Class A	67,438	22,505,409
Arch Capital Group Ltd.(a)	246,148	22,753,921
Arthur J. Gallagher & Co.	73,225	18,309,179
Brown & Brown, Inc.	122,535	10,726,714
Erie Indemnity Co., Class A, NVS	9,612	3,859,891
Kinsale Capital Group, Inc.	14,654	7,689,540
Marsh & McLennan Cos., Inc.	169,753	34,965,723
Primerica, Inc.	23,300	5,893,968
Progressive Corp. (The)	194,433	40,212,633
RenaissanceRe Holdings Ltd.	19,215	4,516,101
RLI Corp.	17,358	2,577,142
Selective Insurance Group, Inc.	22,174	2,420,736

		176,430,957

Interactive Media & Services — 10.6%
Alphabet, Inc., Class A(a)	3,909,767	590,101,133
Alphabet, Inc., Class C, NVS(a)	3,273,357	498,401,337
Meta Platforms, Inc., Class A	1,459,643	708,773,448
ZoomInfo Technologies, Inc., Class A(a)	65,036	1,042,527

		1,798,318,445

IT Services — 0.8%
Accenture PLC, Class A	224,675	77,874,602
Akamai Technologies, Inc.(a)	47,141	5,127,055
EPAM Systems, Inc.(a)	15,341	4,236,570
Gartner, Inc.(a)	51,734	24,660,046
GoDaddy, Inc., Class A(a)	93,653	11,114,738
VeriSign, Inc.(a)	28,517	5,404,257

		128,417,268

Leisure Products — 0.0%
Brunswick Corp.	28,259	2,727,559
Mattel, Inc.(a)(b)	103,382	2,047,997
YETI Holdings, Inc.(a)(b)	36,978	1,425,502

		6,201,058

Life Sciences Tools & Services — 0.7%
Azenta, Inc.(a)	22,756	1,371,732
Bruker Corp.(b)	36,890	3,465,447
IQVIA Holdings, Inc.(a)	46,283	11,704,508

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Medpace Holdings, Inc.(a)	15,222	$6,151,971
Mettler-Toledo International, Inc.(a)	5,484	7,300,794
Repligen Corp.(a)(b)	34,129	6,277,006
Sotera Health Co.(a)	82,433	990,020
Thermo Fisher Scientific, Inc.	97,330	56,569,169
Waters Corp.(a)	14,550	5,008,546
West Pharmaceutical Services, Inc.	49,211	19,473,285

		118,312,478

Machinery — 1.9%
Caterpillar, Inc.	195,674	71,700,824
Chart Industries, Inc.(a)(b)	27,938	4,601,947
Crane Co.	32,482	4,389,293
Deere & Co.	98,599	40,498,553
Donaldson Co., Inc.	45,759	3,417,282
Esab Corp.	37,681	4,166,388
Flowserve Corp.	39,284	1,794,493
Fortive Corp.	231,786	19,938,232
Graco, Inc.	112,269	10,492,661
Illinois Tool Works, Inc.	83,197	22,324,251
Ingersoll Rand, Inc.	207,322	19,685,224
ITT, Inc.	54,610	7,428,598
Lincoln Electric Holdings, Inc.	38,040	9,716,938
Middleby Corp. (The)(a)	18,158	2,919,625
Otis Worldwide Corp.	104,474	10,371,134
PACCAR, Inc.	252,408	31,270,827
Parker-Hannifin Corp.	66,324	36,862,216
Pentair PLC	76,972	6,576,488
RBC Bearings, Inc.(a)(b)	19,107	5,165,577
Snap-on, Inc.	15,783	4,675,240
Terex Corp.	25,077	1,614,959
Timken Co. (The)	16,842	1,472,496
Toro Co. (The)	33,138	3,036,435
Watts Water Technologies, Inc., Class A	18,194	3,867,135

		327,986,816

Marine Transportation — 0.0%
Kirby Corp.(a)	16,519	1,574,591

Media — 0.1%
Charter Communications, Inc., Class A(a)(b)	30,172	8,768,888
New York Times Co. (The), Class A	108,841	4,704,108

		13,472,996

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	476,883	22,423,039
MP Materials Corp., Class A(a)(b)	38,311	547,847
Nucor Corp.	103,024	20,388,450
Reliance, Inc.	38,182	12,759,661
Royal Gold, Inc.	22,725	2,768,132
Steel Dynamics, Inc.	63,735	9,447,439

		68,334,568

Office REITs — 0.0%
COPT Defense Properties	29,191	705,546

Oil, Gas & Consumable Fuels — 1.9%
Antero Midstream Corp.	131,408	1,847,596
APA Corp.	239,545	8,235,557
Chord Energy Corp.	27,470	4,896,253
Civitas Resources, Inc.	55,862	4,240,484
CNX Resources Corp.(a)(b)	97,085	2,302,856
ConocoPhillips	540,022	68,734,000
Coterra Energy, Inc.	330,189	9,205,669
Diamondback Energy, Inc.	119,040	23,590,157
DT Midstream, Inc.	40,603	2,480,843

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	254,764	$32,569,030
Equitrans Midstream Corp.	116,377	1,453,549
Hess Corp.	182,841	27,908,850
Marathon Oil Corp.	206,295	5,846,400
Marathon Petroleum Corp.	134,465	27,094,697
Matador Resources Co.	74,519	4,975,634
Murphy Oil Corp.	41,985	1,918,715
ONEOK, Inc.	240,225	19,258,838
Ovintiv, Inc.	168,794	8,760,409
Permian Resources Corp., Class A	306,891	5,419,695
Pioneer Natural Resources Co.	77,594	20,368,425
Range Resources Corp.	159,442	5,489,588
Southwestern Energy Co.(a)	728,196	5,519,726
Targa Resources Corp.	146,825	16,442,932
Williams Cos., Inc. (The)	315,550	12,296,984

		320,856,887

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	27,757	2,329,090

Passenger Airlines — 0.1%
Delta Air Lines, Inc.	239,671	11,473,051

Personal Care Products — 0.1%
BellRing Brands, Inc.(a)	46,335	2,735,155
Coty, Inc., Class A(a)	249,083	2,979,033
elf Beauty, Inc.(a)	36,584	7,171,561

		12,885,749

Pharmaceuticals — 3.1%
Eli Lilly & Co.	529,055	411,583,628
Jazz Pharmaceuticals PLC(a)	17,584	2,117,465
Merck & Co., Inc.	673,361	88,849,984
Zoetis, Inc., Class A	167,194	28,290,897

		530,841,974

Professional Services — 0.6%
Automatic Data Processing, Inc.	106,062	26,487,924
Broadridge Financial Solutions, Inc.	44,589	9,134,503
CACI International, Inc., Class A(a)	5,486	2,078,261
Dayforce, Inc.(a)(b)	57,068	3,778,472
Equifax, Inc.	31,960	8,549,939
ExlService Holdings, Inc.(a)	62,537	1,988,677
Exponent, Inc.	17,173	1,420,035
FTI Consulting, Inc.(a)	22,816	4,797,977
Insperity, Inc.	11,776	1,290,767
KBR, Inc.	41,296	2,628,903
Maximus, Inc.	29,506	2,475,554
Paychex, Inc.	85,546	10,505,049
Paycom Software, Inc.	14,032	2,792,508
Paylocity Holding Corp.(a)(b)	28,278	4,859,857
Science Applications International Corp.	12,315	1,605,753
Verisk Analytics, Inc.	53,042	12,503,591

		96,897,770

Real Estate Management & Development — 0.1%
CoStar Group, Inc.(a)	116,780	11,280,948

Residential REITs — 0.1%
American Homes 4 Rent, Class A	126,374	4,648,036
Equity LifeStyle Properties, Inc.	79,329	5,108,787

		9,756,823

Retail REITs — 0.1%
Brixmor Property Group, Inc.	87,957	2,062,592

52	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
NNN REIT, Inc.	44,912	$1,919,539
Simon Property Group, Inc.	80,292	12,564,895

		16,547,026

Semiconductors & Semiconductor Equipment — 15.3%
Advanced Micro Devices, Inc.(a)	1,072,010	193,487,085
Allegro MicroSystems, Inc.(a)(b)	16,742	451,364
Analog Devices, Inc.	193,904	38,352,272
Applied Materials, Inc.	551,933	113,825,143
Broadcom, Inc.	291,957	386,962,727
Cirrus Logic, Inc.(a)	20,432	1,891,186
Enphase Energy, Inc.(a)	33,616	4,066,864
KLA Corp.	89,838	62,758,132
Lam Research Corp.	86,913	84,442,063
Lattice Semiconductor Corp.(a)(b)	90,571	7,085,369
MACOM Technology Solutions Holdings, Inc.(a)(b)	22,682	2,169,306
Microchip Technology, Inc.	212,334	19,048,483
MKS Instruments, Inc.	20,486	2,724,638
Monolithic Power Systems, Inc.	31,866	21,586,666
NVIDIA Corp.	1,638,745	1,480,704,432
NXP Semiconductors NV	127,931	31,697,464
ON Semiconductor Corp.(a)	123,794	9,105,049
Onto Innovation, Inc.(a)(b)	32,999	5,975,459
Power Integrations, Inc.	18,923	1,353,941
QUALCOMM, Inc.	385,526	65,269,552
Rambus, Inc.(a)	71,514	4,420,280
Silicon Laboratories, Inc.(a)	21,127	3,036,372
Synaptics, Inc.(a)(b)	10,699	1,043,794
Texas Instruments, Inc.	223,570	38,948,130
Universal Display Corp.	28,978	4,881,344
Wolfspeed, Inc.(a)(b)	37,191	1,097,135

		2,586,384,250

Software — 18.4%
Adobe, Inc.(a)	299,884	151,321,466
ANSYS, Inc.(a)	32,892	11,418,787
Appfolio, Inc., Class A(a)	13,559	3,345,548
Aspen Technology, Inc.(a)	9,314	1,986,490
Autodesk, Inc.(a)(b)	73,946	19,257,017
Blackbaud, Inc.(a)	17,761	1,316,800
Cadence Design Systems, Inc.(a)	180,365	56,144,017
CommVault Systems, Inc.(a)	17,475	1,772,489
Dolby Laboratories, Inc., Class A	22,584	1,891,862
Dropbox, Inc., Class A(a)	169,257	4,112,945
Dynatrace, Inc.(a)	158,617	7,366,173
Fair Isaac Corp.(a)(b)	16,513	20,634,810
Fortinet, Inc.(a)	422,516	28,862,068
Intuit, Inc.	185,727	120,722,550
Manhattan Associates, Inc.(a)	40,943	10,245,167
Microsoft Corp.	4,929,794	2,074,062,932
Oracle Corp.	1,057,803	132,870,635
Palo Alto Networks, Inc.(a)	209,467	59,515,859
PTC, Inc.(a)(b)	47,410	8,957,645
Qualys, Inc.(a)	24,100	4,021,567
Roper Technologies, Inc.	30,565	17,142,075
Salesforce, Inc.	642,228	193,426,229
ServiceNow, Inc.(a)(b)	135,962	103,657,429
Synopsys, Inc.(a)	101,322	57,905,523
Teradata Corp.(a)	65,064	2,516,025
Tyler Technologies, Inc.(a)(b)	27,997	11,899,005

		3,106,373,113

Specialized REITs — 0.6%
American Tower Corp.	126,419	24,979,130

Security	Shares	Value

Specialized REITs (continued)
CubeSmart	79,983	$3,616,831
Digital Realty Trust, Inc.	82,601	11,897,848
EPR Properties	31,072	1,319,006
Equinix, Inc.	29,351	24,224,261
Gaming & Leisure Properties, Inc.	76,354	3,517,629
Iron Mountain, Inc.	99,038	7,943,838
Lamar Advertising Co., Class A	33,795	4,035,461
National Storage Affiliates Trust	26,290	1,029,516
Public Storage	44,199	12,820,362
Rayonier, Inc.	34,484	1,146,248
SBA Communications Corp., Class A	28,705	6,220,374

		102,750,504

Specialty Retail — 1.8%
AutoZone, Inc.(a)	7,930	24,992,585
Burlington Stores, Inc.(a)	25,148	5,839,114
Dick’s Sporting Goods, Inc.	20,481	4,605,358
Five Below, Inc.(a)(b)	37,044	6,719,041
Floor & Decor Holdings, Inc., Class A(a)(b)	70,104	9,086,880
Home Depot, Inc. (The)	244,197	93,673,969
Murphy U.S.A., Inc.	12,742	5,341,446
O’Reilly Automotive, Inc.(a)	28,572	32,254,359
RH(a)	4,638	1,615,230
Ross Stores, Inc.	222,990	32,726,012
TJX Cos., Inc. (The)	491,260	49,823,589
Tractor Supply Co.	30,188	7,900,803
Ulta Beauty, Inc.(a)	21,287	11,130,547
Valvoline, Inc.(a)	86,131	3,838,859
Williams-Sonoma, Inc.	42,671	13,549,323

		303,097,115

Technology Hardware, Storage & Peripherals — 10.1%
Apple Inc.	9,630,361	1,651,414,304
NetApp, Inc.	51,389	5,394,303
Pure Storage, Inc., Class A(a)	197,662	10,276,448
Seagate Technology Holdings PLC	53,040	4,935,372
Super Micro Computer, Inc.(a)	33,405	33,740,052

		1,705,760,479

Textiles, Apparel & Luxury Goods — 0.6%
Capri Holdings Ltd.(a)	37,109	1,681,038
Columbia Sportswear Co.	11,017	894,360
Crocs, Inc.(a)(b)	39,332	5,655,941
Deckers Outdoor Corp.(a)(b)	16,945	15,949,651
Lululemon Athletica, Inc.(a)	76,188	29,762,842
NIKE, Inc., Class B	347,164	32,626,473
Ralph Lauren Corp., Class A	14,541	2,730,218
Skechers U.S.A., Inc., Class A(a)	88,865	5,443,870

		94,744,393

Tobacco — 0.2%
Philip Morris International, Inc.	380,469	34,858,570

Trading Companies & Distributors — 0.5%
Applied Industrial Technologies, Inc.	25,690	5,075,060
Core & Main, Inc., Class A(a)	63,472	3,633,772
Fastenal Co.	190,037	14,659,454
GATX Corp.	8,736	1,170,886
MSC Industrial Direct Co., Inc., Class A	17,010	1,650,650
United Rentals, Inc.	44,580	32,147,084
Watsco, Inc.	20,775	8,974,177
WW Grainger, Inc.	21,880	22,258,524

		89,569,607

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Water Utilities — 0.0%
Essential Utilities, Inc.	80,241	$2,972,929

Total Long-Term Investments — 99.9% (Cost: $10,797,906,671)		16,901,553,819

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	97,922,386	97,971,347
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	18,101,428	18,101,428

Total Short-Term Securities — 0.7% (Cost: $116,019,571)		116,072,775

Total Investments — 100.6% (Cost: $10,913,926,242)		17,017,626,594

Liabilities in Excess of Other Assets — (0.6)%		(95,424,968)

Net Assets — 100.0%		$16,922,201,626

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$113,505,398	$—		$(15,568,532	)(a)	$6,973	$27,508	$97,971,347	97,922,386	$349,119	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	17,496,613	604,815	(a)	—		—	—	18,101,428	18,101,428	993,275		—

						$6,973	$27,508	$116,072,775		$1,342,394		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	9	06/21/24	$1,914	$8,624
NASDAQ 100 E-Mini Index	36	06/21/24	13,302	133,443
S&P 500 E-Mini Index	13	06/21/24	3,451	75,978

				$218,045

54	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$218,045	$—	$—	$—	$218,045

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$5,359,023	$—	$—	$—	$5,359,023

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,172,138)	$—	$—	$—	$(1,172,138)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$23,311,589

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$16,901,553,819	$—	$—	$16,901,553,819
Short-Term Securities
Money Market Funds	116,072,775	—	—	116,072,775

	$17,017,626,594	$—	$—	$17,017,626,594

Derivative Financial Instruments(a)
Assets
Equity Contracts	$218,045	$—	$—	$218,045

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments March 31, 2024	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.9%
Boeing Co. (The)(a)	255,058	$49,223,643
Curtiss-Wright Corp.	10,626	2,719,618
General Dynamics Corp.	181,116	51,163,459
General Electric Co.	492,090	86,376,558
Hexcel Corp.	34,003	2,477,119
Howmet Aerospace, Inc.	130,271	8,914,444
Huntington Ingalls Industries, Inc.	32,038	9,338,116
L3Harris Technologies, Inc.	150,140	31,994,834
Lockheed Martin Corp.	170,733	77,661,320
Northrop Grumman Corp.	111,904	53,563,969
RTX Corp.	1,053,778	102,774,968
Textron, Inc.	155,185	14,886,897

		491,094,945

Air Freight & Logistics — 0.9%
CH Robinson Worldwide, Inc.	92,468	7,040,513
Expeditors International of Washington, Inc.	72,559	8,820,997
FedEx Corp.	182,636	52,916,955
GXO Logistics, Inc.(a)	34,867	1,874,450
United Parcel Service, Inc., Class B	574,009	85,314,958

		155,967,873

Automobile Components — 0.3%
Adient PLC(a)	74,270	2,444,968
Aptiv PLC(a)	221,356	17,631,006
Autoliv, Inc.	23,721	2,856,720
BorgWarner, Inc.	181,174	6,293,985
Fox Factory Holding Corp.(a)(b)	20,871	1,086,753
Gentex Corp.	66,595	2,405,411
Goodyear Tire & Rubber Co. (The)(a)	224,804	3,086,559
Lear Corp.	45,758	6,629,419
Visteon Corp.(a)	12,106	1,423,787

		43,858,608

Automobiles — 0.5%
Ford Motor Co.	3,108,757	41,284,293
General Motors Co.	918,737	41,664,723
Harley-Davidson, Inc.	100,495	4,395,651
Thor Industries, Inc.	42,216	4,953,626

		92,298,293

Banks — 7.5%
Associated Banc-Corp	110,663	2,380,361
Bank of America Corp.	5,475,635	207,636,079
Bank OZK	43,044	1,956,780
Cadence Bank	42,877	1,243,433
Citigroup, Inc.	1,515,874	95,863,872
Citizens Financial Group, Inc.	375,843	13,639,342
Columbia Banking System, Inc.	161,752	3,129,901
Comerica, Inc.	107,354	5,903,396
Commerce Bancshares, Inc.	53,083	2,824,016
Cullen/Frost Bankers, Inc.	29,622	3,334,549
East West Bancorp, Inc.	54,294	4,295,198
Fifth Third Bancorp	543,497	20,223,523
First Financial Bankshares, Inc.	61,085	2,004,199
First Horizon Corp.	442,922	6,820,999
FNB Corp.	299,702	4,225,798
Glacier Bancorp, Inc.	86,880	3,499,526
Hancock Whitney Corp.	31,453	1,448,096
Home BancShares, Inc.	153,537	3,772,404
Huntington Bancshares, Inc.	1,163,928	16,236,796
International Bancshares Corp.	21,712	1,218,912
JPMorgan Chase & Co.	2,297,646	460,218,494

Security	Shares	Value

Banks (continued)
KeyCorp	752,859	$11,902,701
M&T Bank Corp.	132,729	19,304,106
New York Community Bancorp, Inc., Class A	583,350	1,878,387
Old National Bancorp	241,028	4,196,297
Pinnacle Financial Partners, Inc.	38,241	3,284,137
PNC Financial Services Group, Inc. (The)	317,506	51,308,970
Prosperity Bancshares, Inc.	73,631	4,843,447
Regions Financial Corp.	735,145	15,467,451
SouthState Corp.	62,153	5,284,870
Synovus Financial Corp.	121,109	4,851,627
Texas Capital Bancshares, Inc.(a)(b)	34,885	2,147,172
Truist Financial Corp.	1,061,725	41,386,040
U.S. Bancorp	1,239,150	55,390,005
UMB Financial Corp.	34,596	3,009,506
United Bankshares, Inc.	106,369	3,806,947
Valley National Bancorp	352,366	2,804,833
Webster Financial Corp.	140,298	7,122,929
Wells Fargo & Co.	2,859,279	165,723,811
Wintrust Financial Corp.	50,797	5,302,699
Zions Bancorp N.A.	120,882	5,246,279

		1,276,137,888

Beverages — 1.9%
Boston Beer Co., Inc. (The), Class A, NVS(a)	4,023	1,224,682
Brown-Forman Corp., Class B, NVS	145,096	7,489,855
Coca-Cola Co. (The)	1,886,980	115,445,436
Constellation Brands, Inc., Class A	127,636	34,686,359
Keurig Dr. Pepper, Inc.	827,167	25,369,212
Molson Coors Beverage Co., Class B	149,415	10,048,159
Monster Beverage Corp.(a)	234,222	13,884,680
PepsiCo, Inc.	700,269	122,554,078

		330,702,461

Biotechnology — 2.9%
AbbVie, Inc.	884,208	161,014,277
Amgen, Inc.	425,472	120,970,199
Biogen, Inc.(a)	115,679	24,943,863
Cytokinetics, Inc.(a)	43,263	3,033,169
Gilead Sciences, Inc.	989,598	72,488,053
Incyte Corp.(a)	147,383	8,396,409
Moderna, Inc.(a)(b)	263,075	28,033,272
Regeneron Pharmaceuticals, Inc.(a)	33,583	32,323,302
Roivant Sciences Ltd.(a)	101,957	1,074,627
United Therapeutics Corp.(a)	20,425	4,692,031
Vertex Pharmaceuticals, Inc.(a)	73,862	30,875,055

		487,844,257

Broadline Retail — 0.2%
eBay, Inc.	414,659	21,885,702
Etsy, Inc.(a)	54,327	3,733,351
Macy’s, Inc.	216,952	4,336,871
Nordstrom, Inc.	76,863	1,558,013

		31,513,937

Building Products — 0.5%
A. O. Smith Corp.	36,065	3,226,375
Allegion PLC	43,107	5,806,944
Carrier Global Corp.	345,233	20,068,394
Fortune Brands Innovations, Inc.	59,982	5,078,676
Johnson Controls International PLC	539,212	35,221,328
Masco Corp.	81,888	6,459,325
Trane Technologies PLC	56,054	16,827,411

		92,688,453

56	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets — 4.8%
Affiliated Managers Group, Inc.	27,793	$4,654,494
Ameriprise Financial, Inc.	37,724	16,539,711
Bank of New York Mellon Corp. (The)	605,734	34,902,393
BlackRock, Inc.(c)	111,112	92,634,074
Blackstone, Inc., Class A, NVS	160,711	21,112,604
Carlyle Group, Inc. (The)	93,011	4,363,146
Cboe Global Markets, Inc.	30,415	5,588,139
Charles Schwab Corp. (The)	1,182,224	85,522,084
CME Group, Inc., Class A	183,419	39,488,277
Evercore, Inc., Class A	9,826	1,892,389
FactSet Research Systems, Inc.	15,876	7,213,896
Federated Hermes, Inc., Class B	60,551	2,187,102
Franklin Resources, Inc.	247,077	6,945,334
Goldman Sachs Group, Inc. (The)	259,717	108,481,194
Interactive Brokers Group, Inc., Class A	35,401	3,954,646
Intercontinental Exchange, Inc.	454,898	62,516,632
Invesco Ltd.	365,324	6,060,725
Janus Henderson Group PLC	106,899	3,515,908
Jefferies Financial Group, Inc.	138,859	6,123,682
MarketAxess Holdings, Inc.	30,478	6,682,301
Moody’s Corp.	66,581	26,168,330
Morgan Stanley	997,061	93,883,264
MSCI, Inc., Class A	27,209	15,249,284
Nasdaq, Inc.	299,102	18,873,336
Northern Trust Corp.	164,518	14,628,941
Raymond James Financial, Inc.	150,128	19,279,438
S&P Global, Inc.	143,098	60,881,044
SEI Investments Co.	39,666	2,851,985
State Street Corp.	242,911	18,781,879
Stifel Financial Corp.	83,182	6,502,337
T Rowe Price Group, Inc.	178,641	21,779,911

		819,258,480

Chemicals — 2.4%
Air Products & Chemicals, Inc.	176,337	42,721,165
Albemarle Corp.	94,375	12,432,963
Arcadium Lithium PLC(a)	317,409	1,368,033
Ashland, Inc.	38,887	3,786,427
Avient Corp.	72,249	3,135,607
Cabot Corp.	14,466	1,333,765
CF Industries Holdings, Inc.	69,714	5,800,902
Chemours Co. (The)	117,649	3,089,463
Corteva, Inc.	558,477	32,207,369
Dow, Inc.	556,540	32,240,362
DuPont de Nemours, Inc.	340,301	26,090,878
Eastman Chemical Co.	93,993	9,419,978
Ecolab, Inc.	99,295	22,927,216
FMC Corp.	98,877	6,298,465
International Flavors & Fragrances, Inc.	202,426	17,406,612
Linde PLC	184,551	85,690,720
LyondellBasell Industries NV, Class A	204,072	20,872,484
Mosaic Co. (The)	258,048	8,376,238
Olin Corp.	57,298	3,369,122
PPG Industries, Inc.	188,347	27,291,480
RPM International, Inc.	46,936	5,583,037
Scotts Miracle-Gro Co. (The)	20,387	1,520,666
Sherwin-Williams Co. (The)	93,850	32,596,920

		405,559,872

Commercial Services & Supplies — 0.5%
Cintas Corp.	30,721	21,106,249
Republic Services, Inc.	69,756	13,354,089
Rollins, Inc.	126,882	5,870,830
Stericycle, Inc.(a)(b)	73,392	3,871,428

Security	Shares	Value

Commercial Services & Supplies (continued)
Veralto Corp.	173,734	$15,403,256
Waste Management, Inc.	153,784	32,779,059

		92,384,911

Communications Equipment — 1.2%
Ciena Corp.(a)	69,115	3,417,737
Cisco Systems, Inc.	3,225,795	160,999,429
F5, Inc.(a)	45,851	8,692,891
Juniper Networks, Inc.	257,306	9,535,760
Lumentum Holdings, Inc.(a)	53,104	2,514,474
Motorola Solutions, Inc.	55,771	19,797,590

		204,957,881

Construction & Engineering — 0.2%
AECOM	57,579	5,647,348
Fluor Corp.(a)(b)	135,184	5,715,580
MasTec, Inc.(a)(b)	47,941	4,470,498
MDU Resources Group, Inc.	161,441	4,068,313
Quanta Services, Inc.	35,723	9,280,836
Valmont Industries, Inc.	16,526	3,772,555

		32,955,130

Construction Materials — 0.1%
Knife River Corp.(a)	12,964	1,051,121
Martin Marietta Materials, Inc.	16,674	10,236,836
Vulcan Materials Co.	37,838	10,326,747

		21,614,704

Consumer Finance — 0.7%
Ally Financial, Inc.	217,757	8,838,757
American Express Co.	136,783	31,144,121
Capital One Financial Corp.	303,326	45,162,208
Discover Financial Services	92,556	12,133,166
SLM Corp.	99,657	2,171,526
Synchrony Financial	325,641	14,041,640

		113,491,418

Consumer Staples Distribution & Retail — 3.4%
BJ’s Wholesale Club Holdings, Inc.(a)	103,884	7,858,825
Costco Wholesale Corp.	204,536	149,849,210
Dollar General Corp.	175,038	27,316,430
Dollar Tree, Inc.(a)	164,187	21,861,499
Grocery Outlet Holding Corp.(a)(b)	72,963	2,099,875
Kroger Co. (The)	524,091	29,941,319
Performance Food Group Co.(a)	125,556	9,371,500
Sprouts Farmers Market, Inc.(a)(b)	46,252	2,982,329
Sysco Corp.	395,616	32,116,107
Target Corp.	366,345	64,919,997
U.S. Foods Holding Corp.(a)	182,447	9,846,664
Walgreens Boots Alliance, Inc.	567,746	12,314,411
Walmart, Inc.	3,398,781	204,504,653

		574,982,819

Containers & Packaging — 0.6%
Amcor PLC	1,145,829	10,896,834
AptarGroup, Inc.	21,408	3,080,397
Avery Dennison Corp.	63,843	14,252,950
Ball Corp.	249,225	16,787,796
Berry Global Group, Inc.	93,633	5,662,924
Crown Holdings, Inc.	50,648	4,014,360
Graphic Packaging Holding Co.	242,667	7,081,023
Greif, Inc., Class A, NVS	20,162	1,392,186
International Paper Co.	274,311	10,703,615
Packaging Corp. of America	71,059	13,485,577
Silgan Holdings, Inc.	64,159	3,115,561

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Sonoco Products Co.	77,686	$4,493,358
Westrock Co.	206,806	10,226,557

		105,193,138

Distributors — 0.2%
Genuine Parts Co.	111,181	17,225,272
LKQ Corp.	212,103	11,328,421
Pool Corp.	13,229	5,337,902

		33,891,595

Diversified Consumer Services — 0.0%
Graham Holdings Co., Class B	2,860	2,195,565
Service Corp. International	57,368	4,257,279

		6,452,844

Diversified REITs — 0.1%
WP Carey, Inc.	172,858	9,756,105

Diversified Telecommunication Services — 1.4%
AT&T Inc.	5,681,040	99,986,304
Frontier Communications Parent, Inc.(a)(b)	175,377	4,296,736
Iridium Communications, Inc.	49,087	1,284,116
Verizon Communications, Inc.	3,341,581	140,212,739

		245,779,895

Electric Utilities — 3.0%
ALLETE, Inc.	45,555	2,716,900
Alliant Energy Corp.	202,312	10,196,525
American Electric Power Co., Inc.	417,200	35,920,920
Constellation Energy Corp.	139,573	25,800,069
Duke Energy Corp.	613,360	59,318,046
Edison International	306,264	21,662,053
Entergy Corp.	168,844	17,843,434
Evergy, Inc.	185,309	9,891,794
Eversource Energy	279,720	16,718,864
Exelon Corp.	787,918	29,602,079
FirstEnergy Corp.	414,619	16,012,586
IDACORP, Inc.	22,704	2,108,975
NextEra Energy, Inc.	1,629,728	104,155,916
NRG Energy, Inc.	181,956	12,316,602
OGE Energy Corp.	158,759	5,445,434
PG&E Corp.	1,700,662	28,503,095
Pinnacle West Capital Corp.	92,237	6,892,871
PNM Resources, Inc.	63,982	2,408,282
Portland General Electric Co.	80,138	3,365,796
PPL Corp.	579,497	15,953,552
Southern Co. (The)	869,358	62,367,743
Xcel Energy, Inc.	437,832	23,533,470

		512,735,006

Electrical Equipment — 0.9%
Acuity Brands, Inc.	12,004	3,225,835
AMETEK, Inc.	94,860	17,349,894
Eaton Corp. PLC	120,648	37,724,217
Emerson Electric Co.	453,937	51,485,535
EnerSys	18,268	1,725,595
Generac Holdings, Inc.(a)	18,989	2,395,273
Hubbell, Inc.	23,363	9,696,813
Regal Rexnord Corp.	52,600	9,473,260
Rockwell Automation, Inc.	47,310	13,782,822
Sensata Technologies Holding PLC	119,995	4,408,616

		151,267,860

Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp., Class A	208,191	24,014,832
Arrow Electronics, Inc.(a)	42,898	5,553,575

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Avnet, Inc.	71,726	$3,556,175
Belden, Inc.(b)	33,062	3,061,872
CDW Corp.	61,531	15,738,399
Cognex Corp.	76,443	3,242,712
Coherent Corp.(a)	104,341	6,325,151
Corning, Inc.	608,479	20,055,468
Crane NXT Co.	38,257	2,368,108
IPG Photonics Corp.(a)	12,851	1,165,457
Jabil, Inc.	47,711	6,390,888
Keysight Technologies, Inc.(a)	139,355	21,792,335
Littelfuse, Inc.	5,229	1,267,248
Novanta, Inc.(a)	11,908	2,081,161
TD SYNNEX Corp.	45,686	5,167,087
TE Connectivity Ltd.	150,290	21,828,120
Teledyne Technologies, Inc.(a)(b)	37,783	16,220,998
Trimble, Inc.(a)	197,173	12,690,054
Vishay Intertechnology, Inc.	100,111	2,270,518
Zebra Technologies Corp., Class A(a)	40,731	12,277,953

		187,068,111

Energy Equipment & Services — 0.7%
Baker Hughes Co., Class A	791,104	26,501,984
ChampionX Corp.	51,001	1,830,426
Halliburton Co.	709,584	27,971,801
NOV, Inc.	312,283	6,095,764
Schlumberger NV	1,130,966	61,988,247

		124,388,222

Entertainment — 1.3%
Electronic Arts, Inc.	108,668	14,416,984
Take-Two Interactive Software, Inc.(a)	64,103	9,518,654
TKO Group Holdings, Inc., Class A	27,093	2,341,106
Walt Disney Co. (The)	1,456,952	178,272,647
Warner Bros Discovery, Inc., Class A(a)	1,776,216	15,506,366

		220,055,757

Financial Services — 5.9%
Berkshire Hathaway, Inc., Class B(a)	1,446,069	608,100,936
Equitable Holdings, Inc.	37,846	1,438,527
Essent Group Ltd.	84,649	5,037,462
Euronet Worldwide, Inc.(a)	15,998	1,758,660
Fidelity National Information Services, Inc.	472,251	35,031,579
Fiserv, Inc.(a)	228,409	36,504,326
Global Payments, Inc.	207,167	27,689,941
Jack Henry & Associates, Inc.	57,530	9,994,687
Mastercard, Inc., Class A	184,033	88,624,772
MGIC Investment Corp.	136,056	3,042,212
PayPal Holdings, Inc.(a)	850,524	56,976,603
Visa, Inc., Class A	427,806	119,392,099
Voya Financial, Inc.	49,020	3,623,558
Western Union Co. (The)	215,347	3,010,551

		1,000,225,913

Food Products — 1.5%
Archer-Daniels-Midland Co.	425,841	26,747,073
Bunge Global SA	115,277	11,818,198
Campbell Soup Co.	155,685	6,920,198
Conagra Brands, Inc.	378,932	11,231,544
Darling Ingredients, Inc.(a)	126,502	5,883,608
Flowers Foods, Inc.	152,347	3,618,241
General Mills, Inc.	452,984	31,695,290
Hershey Co. (The)	73,389	14,274,160
Hormel Foods Corp.	229,511	8,007,639
Ingredion, Inc.	33,094	3,867,034
J M Smucker Co. (The)	84,126	10,588,940

58	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Kellanova	209,117	$11,980,313
Kraft Heinz Co. (The)	639,424	23,594,746
Lamb Weston Holdings, Inc.	39,054	4,160,423
Lancaster Colony Corp.	8,374	1,738,694
McCormick & Co., Inc., NVS	199,214	15,301,627
Mondelez International, Inc., Class A	619,605	43,372,350
Pilgrim’s Pride Corp.(a)	31,869	1,093,744
Post Holdings, Inc.(a)(b)	40,307	4,283,828
Tyson Foods, Inc., Class A	229,190	13,460,329

		253,637,979

Gas Utilities — 0.2%
Atmos Energy Corp.	118,429	14,077,655
National Fuel Gas Co.	72,818	3,911,783
New Jersey Resources Corp.	77,381	3,320,419
ONE Gas, Inc.	43,989	2,838,610
Southwest Gas Holdings, Inc.	47,993	3,653,707
Spire, Inc.	41,693	2,558,699
UGI Corp.	166,051	4,074,892

		34,435,765

Ground Transportation — 1.0%
CSX Corp.	780,511	28,933,543
Hertz Global Holdings, Inc.(a)(b)	104,937	821,657
JB Hunt Transport Services, Inc.	64,580	12,867,565
Knight-Swift Transportation Holdings, Inc.	127,866	7,035,187
Landstar System, Inc.	9,081	1,750,453
Norfolk Southern Corp.	179,848	45,837,860
Ryder System, Inc.	36,918	4,437,174
Union Pacific Corp.	266,077	65,436,317
Werner Enterprises, Inc.	50,208	1,964,137
XPO, Inc.(a)	48,731	5,946,644

		175,030,537

Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	1,378,578	156,689,175
Align Technology, Inc.(a)	25,431	8,339,333
Baxter International, Inc.	406,051	17,354,620
Becton Dickinson & Co.	229,240	56,725,438
Boston Scientific Corp.(a)	524,818	35,944,785
Cooper Cos., Inc. (The)	91,064	9,239,353
DENTSPLY SIRONA, Inc.	167,983	5,575,356
Dexcom, Inc.(a)	120,734	16,745,806
Edwards Lifesciences Corp.(a)(b)	303,110	28,965,192
Enovis Corp.(a)	39,333	2,456,346
Envista Holdings Corp.(a)	135,868	2,904,858
GE HealthCare Technologies, Inc.	335,935	30,539,851
Globus Medical, Inc., Class A(a)	91,426	4,904,091
Haemonetics Corp.(a)(b)	16,066	1,371,233
Hologic, Inc.(a)	186,758	14,559,654
IDEXX Laboratories, Inc.(a)	29,317	15,829,128
Insulet Corp.(a)	34,310	5,880,734
Integra LifeSciences Holdings Corp.(a)	53,888	1,910,330
Intuitive Surgical, Inc.(a)	95,709	38,196,505
LivaNova PLC(a)	26,935	1,506,744
Masimo Corp.(a)	13,410	1,969,258
Medtronic PLC	1,056,082	92,037,546
Neogen Corp.(a)(b)	156,092	2,463,132
QuidelOrtho Corp.(a)	39,161	1,877,378
ResMed, Inc.	116,614	23,093,070
STERIS PLC	34,448	7,744,599
Stryker Corp.	96,831	34,652,910

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex, Inc.	37,262	$8,427,546
Zimmer Biomet Holdings, Inc.	165,116	21,792,010

		649,695,981

Health Care Providers & Services — 4.5%
Amedisys, Inc.(a)	15,032	1,385,349
Cardinal Health, Inc.	194,896	21,808,862
Cencora, Inc.	132,297	32,146,848
Centene Corp.(a)	425,906	33,425,103
Chemed Corp.	4,532	2,909,227
Cigna Group (The)	232,320	84,376,301
CVS Health Corp.	1,000,025	79,761,994
DaVita, Inc.(a)	19,207	2,651,526
Elevance Health, Inc.	186,359	96,634,596
Encompass Health Corp.	43,736	3,611,719
HCA Healthcare, Inc.	82,470	27,506,219
HealthEquity, Inc.(a)	33,276	2,716,320
Henry Schein, Inc.(a)	103,563	7,821,078
Humana, Inc.	96,811	33,566,310
Laboratory Corp. of America Holdings	67,314	14,705,416
McKesson Corp.	104,655	56,184,037
Molina Healthcare, Inc.(a)(b)	18,946	7,783,585
Option Care Health, Inc.(a)	63,207	2,119,963
Quest Diagnostics, Inc.	89,160	11,868,087
R1 RCM, Inc.(a)	156,145	2,011,148
Tenet Healthcare Corp.(a)	82,172	8,637,099
UnitedHealth Group, Inc.	455,436	225,304,189
Universal Health Services, Inc., Class B	48,309	8,814,460

		767,749,436

Health Care REITs — 0.5%
Healthcare Realty Trust, Inc.	314,342	4,447,939
Healthpeak Properties, Inc.	560,871	10,516,331
Omega Healthcare Investors, Inc.	114,548	3,627,735
Sabra Health Care REIT, Inc.	183,323	2,707,681
Ventas, Inc.	323,150	14,069,951
Welltower, Inc.	439,551	41,071,646

		76,441,283

Health Care Technology — 0.0%
Doximity, Inc., Class A(a)(b)	49,539	1,333,094

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	223,741	4,626,964

Hotels, Restaurants & Leisure — 1.3%
Airbnb, Inc., Class A(a)	173,096	28,553,916
Aramark	212,033	6,895,313
Caesars Entertainment, Inc.(a)(b)	71,814	3,141,144
Carnival Corp.(a)	231,356	3,780,357
Choice Hotels International, Inc.(b)	9,743	1,231,028
Darden Restaurants, Inc.	45,309	7,573,399
Domino’s Pizza, Inc.	16,555	8,225,848
Hilton Grand Vacations, Inc.(a)	21,495	1,014,779
Las Vegas Sands Corp.	114,058	5,896,799
Marriott Vacations Worldwide Corp.	26,189	2,821,341
McDonald’s Corp.	323,088	91,094,662
MGM Resorts International(a)(b)	69,284	3,270,898
Penn Entertainment, Inc.(a)	110,862	2,018,797
Starbucks Corp.	368,623	33,688,456
Travel + Leisure Co.	17,260	845,050
Vail Resorts, Inc.	10,290	2,292,921
Wendy’s Co. (The)	60,907	1,147,488

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc.	22,366	$1,716,590
Yum! Brands, Inc.	120,004	16,638,555

		221,847,341

Household Durables — 0.3%
Garmin Ltd.	55,831	8,311,561
Helen of Troy Ltd.(a)(b)	18,822	2,169,047
KB Home	31,282	2,217,268
Leggett & Platt, Inc.	105,680	2,023,772
Lennar Corp., Class A	86,340	14,848,753
Mohawk Industries, Inc.(a)	43,267	5,663,218
Taylor Morrison Home Corp., Class A(a)	88,010	5,471,582
Whirlpool Corp.	43,507	5,204,742

		45,909,943

Household Products — 1.7%
Church & Dwight Co., Inc.	105,469	11,001,471
Clorox Co. (The)	99,341	15,210,101
Colgate-Palmolive Co.	399,148	35,943,277
Kimberly-Clark Corp.	267,890	34,651,572
Procter & Gamble Co. (The)	1,139,864	184,942,934

		281,749,355

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	541,397	9,707,248
Ormat Technologies, Inc.	42,554	2,816,649

		12,523,897

Industrial Conglomerates — 0.9%
3M Co.	438,613	46,523,681
Honeywell International, Inc.	522,913	107,327,893

		153,851,574

Industrial REITs — 0.6%
EastGroup Properties, Inc.	13,934	2,504,915
First Industrial Realty Trust, Inc.	54,572	2,867,213
Prologis, Inc.	733,874	95,565,072
Rexford Industrial Realty, Inc.	102,069	5,134,071
STAG Industrial, Inc.	71,958	2,766,066

		108,837,337

Insurance — 3.8%
Aflac, Inc.	420,432	36,098,291
Allstate Corp. (The)	209,061	36,169,644
American Financial Group, Inc.	50,566	6,901,248
American International Group, Inc.	560,487	43,813,269
Aon PLC, Class A	77,578	25,889,330
Arthur J. Gallagher & Co.	84,611	21,156,134
Assurant, Inc.	41,161	7,748,147
Brighthouse Financial, Inc.(a)	51,619	2,660,443
Brown & Brown, Inc.	43,425	3,801,424
Chubb Ltd.	322,834	83,655,974
Cincinnati Financial Corp.	124,007	15,397,949
CNO Financial Group, Inc.	85,605	2,352,425
Erie Indemnity Co., Class A, NVS	8,340	3,349,094
Everest Group Ltd.	34,960	13,896,600
Fidelity National Financial, Inc., Class A	50,037	2,656,965
First American Financial Corp.	84,196	5,140,166
Globe Life, Inc.	68,996	8,029,064
Hanover Insurance Group, Inc. (The)	29,071	3,958,598
Hartford Financial Services Group, Inc. (The)	238,491	24,576,497
Kemper Corp.	46,825	2,899,404
Loews Corp.	147,400	11,539,946
Marsh & McLennan Cos., Inc.	187,622	38,646,380
MetLife, Inc.	491,060	36,392,457
Old Republic International Corp.	212,083	6,515,190

Security	Shares	Value

Insurance (continued)
Principal Financial Group, Inc.	176,138	$15,202,471
Progressive Corp. (The)	232,744	48,136,114
Prudential Financial, Inc.	288,252	33,840,785
Reinsurance Group of America, Inc.	53,537	10,326,217
RenaissanceRe Holdings Ltd.	19,495	4,581,910
RLI Corp.	10,500	1,558,935
Selective Insurance Group, Inc.	22,048	2,406,980
Travelers Cos., Inc. (The)	181,573	41,787,210
Unum Group	122,800	6,589,448
W R Berkley Corp.	161,207	14,257,147
Willis Towers Watson PLC	81,552	22,426,800

		644,358,656

Interactive Media & Services — 0.1%
Match Group, Inc.(a)	220,459	7,998,253
Ziff Davis, Inc.(a)	36,482	2,299,825
ZoomInfo Technologies, Inc., Class A(a)	160,159	2,567,349

		12,865,427

IT Services — 1.6%
Accenture PLC, Class A	229,545	79,562,592
Akamai Technologies, Inc.(a)	64,899	7,058,415
Cognizant Technology Solutions Corp., Class A	395,736	29,003,491
EPAM Systems, Inc.(a)	27,419	7,572,031
International Business Machines Corp.	727,986	139,016,207
Kyndryl Holdings, Inc.(a)	181,876	3,957,622
VeriSign, Inc.(a)	35,784	6,781,426

		272,951,784

Leisure Products — 0.1%
Brunswick Corp.	21,305	2,056,358
Hasbro, Inc.	103,433	5,846,033
Mattel, Inc.(a)	156,841	3,107,020
Polaris, Inc.	42,066	4,211,648
YETI Holdings, Inc.(a)(b)	24,823	956,927

		16,177,986

Life Sciences Tools & Services — 2.2%
Agilent Technologies, Inc.	232,162	33,781,892
Azenta, Inc.(a)	17,206	1,037,178
Bio-Rad Laboratories, Inc., Class A(a)	16,557	5,726,569
Bio-Techne Corp.	125,344	8,822,964
Bruker Corp.	29,422	2,763,903
Charles River Laboratories International, Inc.(a)	40,682	11,022,788
Danaher Corp.	522,312	130,431,753
Illumina, Inc.(a)	127,077	17,450,214
IQVIA Holdings, Inc.(a)	89,364	22,599,262
Mettler-Toledo International, Inc.(a)	10,506	13,986,533
Revvity, Inc.	97,790	10,267,950
Thermo Fisher Scientific, Inc.	190,202	110,547,304
Waters Corp.(a)	29,543	10,169,587

		378,607,897

Machinery — 2.1%
AGCO Corp.	49,261	6,060,088
Caterpillar, Inc.	169,978	62,285,039
Cummins, Inc.	108,684	32,023,741
Deere & Co.	88,966	36,541,895
Donaldson Co., Inc.	38,783	2,896,314
Dover Corp.	110,943	19,657,990
Flowserve Corp.	57,190	2,612,439
IDEX Corp.	59,666	14,559,697
Illinois Tool Works, Inc.	116,058	31,141,843
Ingersoll Rand, Inc.(b)	75,688	7,186,576
Middleby Corp. (The)(a)	21,278	3,421,290

60	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Nordson Corp.	42,889	$11,774,746
Oshkosh Corp.	53,304	6,647,542
Otis Worldwide Corp.	195,689	19,426,047
PACCAR, Inc.	114,089	14,134,486
Parker-Hannifin Corp.	22,831	12,689,241
Pentair PLC	39,272	3,355,400
Snap-on, Inc.	22,729	6,732,784
Stanley Black & Decker, Inc.	123,323	12,077,021
Terex Corp.	23,454	1,510,438
Timken Co. (The)	31,357	2,741,543
Toro Co. (The)	42,761	3,918,190
Westinghouse Air Brake Technologies Corp.	143,212	20,863,124
Xylem, Inc.	192,761	24,912,432

		359,169,906

Marine Transportation — 0.0%
Kirby Corp.(a)	27,154	2,588,319

Media — 1.2%
Cable One, Inc.	3,236	1,369,249
Charter Communications, Inc., Class A(a)(b)	42,465	12,341,603
Comcast Corp., Class A	3,146,857	136,416,251
Fox Corp., Class A, NVS	187,488	5,862,750
Fox Corp., Class B	104,601	2,993,680
Interpublic Group of Cos., Inc. (The)	303,651	9,908,132
News Corp., Class A, NVS	308,000	8,063,440
News Corp., Class B	90,995	2,462,325
Nexstar Media Group, Inc., Class A	25,572	4,405,800
Omnicom Group, Inc.	156,937	15,185,224
Paramount Global, Class B, NVS	382,495	4,501,966
TEGNA, Inc.	156,189	2,333,464

		205,843,884

Metals & Mining — 0.7%
Alcoa Corp.	141,518	4,781,893
Cleveland-Cliffs, Inc.(a)	392,313	8,921,198
Commercial Metals Co.	92,708	5,448,449
Freeport-McMoRan, Inc.	574,595	27,017,457
MP Materials Corp., Class A(a)(b)	68,489	979,393
Newmont Corp.	916,110	32,833,382
Nucor Corp.	73,002	14,447,096
Royal Gold, Inc.	25,028	3,048,661
Steel Dynamics, Inc.	44,870	6,651,080
United States Steel Corp.	180,881	7,376,327

		111,504,936

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Annaly Capital Management, Inc.	404,310	7,960,864
Starwood Property Trust, Inc.	245,527	4,991,564

		12,952,428

Multi-Utilities — 1.3%
Ameren Corp.	207,396	15,339,008
Black Hills Corp.	53,872	2,941,411
CenterPoint Energy, Inc.	500,399	14,256,368
CMS Energy Corp.	234,157	14,129,033
Consolidated Edison, Inc.	274,001	24,882,031
Dominion Energy, Inc.	664,031	32,663,685
DTE Energy Co.	164,951	18,497,605
NiSource, Inc.	327,599	9,061,388
Northwestern Energy Group, Inc.	48,558	2,473,059
Public Service Enterprise Group, Inc.	395,036	26,380,504
Sempra	500,133	35,924,554
WEC Energy Group, Inc.	250,107	20,538,787

		217,087,433

Security	Shares	Value

Office REITs — 0.2%
Alexandria Real Estate Equities, Inc.	125,737	$16,208,757
Boston Properties, Inc.	117,015	7,642,250
COPT Defense Properties	54,367	1,314,050
Cousins Properties, Inc.	120,320	2,892,493
Kilroy Realty Corp.	84,528	3,079,355
Vornado Realty Trust	126,764	3,647,000

		34,783,905

Oil, Gas & Consumable Fuels — 5.8%
Antero Midstream Corp.	113,390	1,594,263
Antero Resources Corp.(a)	224,001	6,496,029
Chesapeake Energy Corp.	88,279	7,841,824
Chevron Corp.	1,378,846	217,499,168
ConocoPhillips	290,001	36,911,327
Coterra Energy, Inc.	202,751	5,652,698
Devon Energy Corp.	511,761	25,680,167
DT Midstream, Inc.	28,462	1,739,028
EOG Resources, Inc.	157,198	20,096,192
EQT Corp.	326,075	12,087,600
Equitrans Midstream Corp.	202,657	2,531,186
Exxon Mobil Corp.	3,156,039	366,857,973
HF Sinclair Corp.	126,920	7,662,160
Kinder Morgan, Inc.	1,542,365	28,286,974
Marathon Oil Corp.	218,061	6,179,849
Marathon Petroleum Corp.	132,625	26,723,938
Murphy Oil Corp.	62,261	2,845,328
Occidental Petroleum Corp.	520,312	33,815,077
ONEOK, Inc.	176,994	14,189,609
PBF Energy, Inc., Class A	86,714	4,992,125
PetroCorp Escrow(a)(d)	190	—
Phillips 66	343,050	56,033,787
Pioneer Natural Resources Co.	93,631	24,578,138
Valero Energy Corp.	271,801	46,393,713
Williams Cos., Inc. (The)	591,433	23,048,144

		979,736,297

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	17,830	1,496,115

Passenger Airlines — 0.3%
American Airlines Group, Inc.(a)	530,065	8,136,498
Delta Air Lines, Inc.	226,764	10,855,193
Southwest Airlines Co.	471,461	13,761,946
United Airlines Holdings, Inc.(a)	264,126	12,646,353

		45,399,990

Personal Care Products — 0.4%
BellRing Brands, Inc.(a)	51,858	3,061,178
Estee Lauder Cos., Inc. (The), Class A	185,345	28,570,932
Kenvue, Inc.	1,361,518	29,218,176

		60,850,286

Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	1,613,647	87,508,077
Catalent, Inc.(a)	142,911	8,067,326
Jazz Pharmaceuticals PLC(a)	28,974	3,489,049
Johnson & Johnson	1,911,429	302,368,953
Merck & Co., Inc.	1,207,945	159,388,343
Perrigo Co. PLC	107,461	3,459,169
Pfizer, Inc.	4,484,441	124,443,238
Viatris, Inc.	964,856	11,520,381
Zoetis, Inc., Class A	164,057	27,760,085

		728,004,621

Professional Services — 1.1%
ASGN, Inc.(a)(b)	37,422	3,920,329

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Automatic Data Processing, Inc.	199,193	$49,746,460
Broadridge Financial Solutions, Inc.	40,134	8,221,851
CACI International, Inc., Class A(a)	11,130	4,216,378
Concentrix Corp.	37,490	2,482,588
Dayforce, Inc.(a)(b)	55,662	3,685,381
Equifax, Inc.	60,231	16,112,997
ExlService Holdings, Inc.(a)	56,224	1,787,923
Exponent, Inc.	19,639	1,623,949
Genpact Ltd.	132,392	4,362,316
Insperity, Inc.	14,062	1,541,336
Jacobs Solutions, Inc.	99,862	15,351,785
KBR, Inc.	57,761	3,677,065
Leidos Holdings, Inc.	109,020	14,291,432
ManpowerGroup, Inc.	38,668	3,002,184
Maximus, Inc.	12,970	1,088,183
Paychex, Inc.	152,946	18,781,769
Paycom Software, Inc.	22,172	4,412,450
Robert Half, Inc.	83,920	6,653,178
Science Applications International Corp.	27,255	3,553,779
Verisk Analytics, Inc.	51,758	12,200,913

		180,714,246

Real Estate Management & Development — 0.3%
CBRE Group, Inc., Class A(a)	235,468	22,896,908
CoStar Group, Inc.(a)	186,434	18,009,525
Jones Lang LaSalle, Inc.(a)	37,711	7,357,039

		48,263,472

Residential REITs — 0.6%
American Homes 4 Rent, Class A	101,035	3,716,067
Apartment Income REIT Corp.	109,456	3,554,036
AvalonBay Communities, Inc.	112,588	20,891,829
Camden Property Trust	84,686	8,333,102
Equity LifeStyle Properties, Inc.	53,182	3,424,921
Equity Residential	274,019	17,293,339
Essex Property Trust, Inc.	50,924	12,466,705
Independence Realty Trust, Inc.	178,108	2,872,882
Invitation Homes, Inc.	456,001	16,238,196
Mid-America Apartment Communities, Inc.	92,540	12,176,413
UDR, Inc.	239,916	8,975,258

		109,942,748

Retail REITs — 0.6%
Agree Realty Corp.	83,019	4,742,045
Brixmor Property Group, Inc.	133,395	3,128,113
Federal Realty Investment Trust	58,193	5,942,669
Kimco Realty Corp.	539,615	10,581,850
Kite Realty Group Trust	181,706	3,939,386
NNN REIT, Inc.	93,122	3,980,034
Realty Income Corp.	662,726	35,853,477
Regency Centers Corp.	130,264	7,888,788
Simon Property Group, Inc.	164,694	25,772,964

		101,829,326

Semiconductors & Semiconductor Equipment — 3.2%
Allegro MicroSystems, Inc.(a)	36,718	989,917
Amkor Technology, Inc.	81,850	2,638,844
Analog Devices, Inc.	161,960	32,034,068
Cirrus Logic, Inc.(a)	18,383	1,701,531
Enphase Energy, Inc.(a)(b)	68,186	8,249,142
First Solar, Inc.(a)(b)	84,743	14,304,618
Intel Corp.	3,359,473	148,387,922
MACOM Technology Solutions Holdings, Inc.(a)(b)	15,854	1,516,277
Microchip Technology, Inc.	175,876	15,777,836
Micron Technology, Inc.	876,707	103,354,988

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc.	25,438	$3,383,254
NXP Semiconductors NV	51,772	12,827,549
ON Semiconductor Corp.(a)(b)	191,219	14,064,158
Power Integrations, Inc.	22,538	1,612,594
Qorvo, Inc.(a)	77,214	8,866,484
QUALCOMM, Inc.	425,698	72,070,671
Skyworks Solutions, Inc.	128,310	13,898,539
Synaptics, Inc.(a)(b)	18,346	1,789,836
Teradyne, Inc.	121,154	13,669,806
Texas Instruments, Inc.	454,449	79,169,560
Wolfspeed, Inc.(a)(b)	52,656	1,553,352

		551,860,946

Software — 0.5%
ANSYS, Inc.(a)	29,597	10,274,895
Aspen Technology, Inc.(a)(b)	11,114	2,370,394
Autodesk, Inc.(a)	81,769	21,294,283
Blackbaud, Inc.(a)	12,939	959,297
CommVault Systems, Inc.(a)	14,512	1,471,952
Dolby Laboratories, Inc., Class A	20,266	1,697,683
Gen Digital, Inc.	446,990	10,012,576
PTC, Inc.(a)	38,996	7,367,904
Roper Technologies, Inc.	48,287	27,081,281

		82,530,265

Specialized REITs — 1.6%
American Tower Corp.	218,358	43,145,357
Crown Castle, Inc.	344,280	36,435,152
CubeSmart	80,188	3,626,101
Digital Realty Trust, Inc.	142,981	20,594,983
EPR Properties	22,690	963,191
Equinix, Inc.	39,424	32,537,810
Extra Space Storage, Inc.	168,581	24,781,407
Gaming & Leisure Properties, Inc.	120,387	5,546,229
Iron Mountain, Inc.	113,978	9,142,175
Lamar Advertising Co., Class A	29,181	3,484,503
National Storage Affiliates Trust	31,211	1,222,223
PotlatchDeltic Corp.	62,940	2,959,439
Public Storage	72,875	21,138,123
Rayonier, Inc.	66,481	2,209,828
SBA Communications Corp., Class A	51,348	11,127,112
VICI Properties, Inc.	825,443	24,589,947
Weyerhaeuser Co.	577,460	20,736,589

		264,240,169

Specialty Retail — 2.7%
AutoNation, Inc.(a)(b)	20,521	3,397,867
AutoZone, Inc.(a)	4,256	13,413,422
Bath & Body Works, Inc.	180,263	9,016,755
Best Buy Co., Inc.	150,840	12,373,405
Burlington Stores, Inc.(a)	20,533	4,767,557
CarMax, Inc.(a)(b)	125,745	10,953,647
Dick’s Sporting Goods, Inc.	21,980	4,942,423
GameStop Corp., Class A(a)(b)	212,976	2,666,460
Gap, Inc. (The)	170,051	4,684,905
Home Depot, Inc. (The)	498,238	191,124,097
Lithia Motors, Inc., Class A	22,390	6,736,255
Lowe’s Cos., Inc.	456,582	116,305,133
O’Reilly Automotive, Inc.(a)	12,633	14,261,141
Penske Automotive Group, Inc.	15,443	2,501,612
RH(a)	6,757	2,353,193
TJX Cos., Inc. (The)	317,405	32,191,215

62	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Tractor Supply Co.	49,691	$13,005,129
Ulta Beauty, Inc.(a)	12,964	6,778,616

		451,472,832

Technology Hardware, Storage & Peripherals — 0.4%
Hewlett Packard Enterprise Co.	1,024,692	18,167,789
HP, Inc.	689,279	20,830,011
NetApp, Inc.	104,301	10,948,476
Seagate Technology Holdings PLC	90,974	8,465,131
Western Digital Corp.(a)	256,901	17,530,924

		75,942,331

Textiles, Apparel & Luxury Goods — 0.5%
Capri Holdings Ltd.(a)	47,933	2,171,365
Carter’s, Inc.	29,199	2,472,571
Columbia Sportswear Co.	14,237	1,155,760
NIKE, Inc., Class B	550,401	51,726,686
PVH Corp.	49,131	6,908,310
Ralph Lauren Corp., Class A	14,201	2,666,380
Tapestry, Inc.	185,140	8,790,447
Under Armour, Inc., Class A(a)	149,679	1,104,631
Under Armour, Inc., Class C, NVS(a)(b)	153,358	1,094,976
VF Corp.	262,073	4,020,200

		82,111,326

Tobacco — 0.8%
Altria Group, Inc.	1,401,831	61,147,868
Philip Morris International, Inc.	778,263	71,304,456

		132,452,324

Trading Companies & Distributors — 0.2%
Core & Main, Inc., Class A(a)	60,552	3,466,602
Fastenal Co.	226,521	17,473,830
GATX Corp.	17,447	2,338,421
MSC Industrial Direct Co., Inc., Class A	16,864	1,636,483
WESCO International, Inc.	35,797	6,131,310
WW Grainger, Inc.	8,896	9,049,901

		40,096,547

Security	Shares	Value

Water Utilities — 0.1%
American Water Works Co., Inc.	154,286	$18,855,292
Essential Utilities, Inc.	103,639	3,839,825

		22,695,117

Wireless Telecommunication Services — 0.4%
T-Mobile U.S., Inc.	414,194	67,604,745

Total Long-Term Investments — 99.7% (Cost: $14,633,613,326)		16,947,933,126

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(e)(f)	85,058,260	85,100,789
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(e)	26,469,410	26,469,410

Total Short-Term Securities — 0.6% (Cost: $111,530,997)		111,570,199

Total Investments — 100.3% (Cost: $14,745,144,323)		17,059,503,325

Liabilities in Excess of Other Assets — (0.3)%		(57,494,678)

Net Assets — 100.0%		$17,002,008,647

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$96,361,854	$—		$(11,318,028	)(a)	$65,640	$(8,677)	$85,100,789	85,058,260	$488,055	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	23,677,943	2,791,467	(a)	—		—	—	26,469,410	26,469,410	1,467,330		—
BlackRock, Inc.	77,499,486	34,585,574		(38,652,891)		(225,699)	19,427,604	92,634,074	111,112	2,269,194		—

						$(160,059)	$19,418,927	$204,204,273		$4,224,579		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Consumer Staples Select Sector Index	61	06/21/24	$4,748	$71,699
Russell 1000 Value E-Mini Index	481	06/21/24	42,881	1,161,604

				$1,233,303

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,233,303	$—	$—	$—	$1,233,303

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$9,169,146	$—	$—	$—	$9,169,146

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(474,432)	$—	$—	$—	$(474,432)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$43,866,442

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

64	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Core S&P U.S. Value ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$16,947,933,126	$—	$—	$16,947,933,126
Short-Term Securities
Money Market Funds	111,570,199	—	—	111,570,199

	$17,059,503,325	$—	$—	$17,059,503,325

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,233,303	$—	$—	$1,233,303

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	65

Statements of Assets and Liabilities

March 31, 2024

	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$84,404,796,991	$7,331,188,337	$16,901,553,819	$16,855,299,052
Investments, at value — affiliated(c)	4,574,502,130	76,966,772,561	116,072,775	204,204,273
Cash	30,137,106	163,094,709	2,932,873	5,905,529
Cash pledged:
Collateral — OTC derivatives	—	8,380,000	—	—
Futures contracts	8,587,000	17,354,000	983,620	2,521,190
Receivables:
Investments sold	210,794,407	374,568,305	932,289	3,104,980
Securities lending income — affiliated	768,032	2,060,534	18,883	58,371
Swaps	—	48,131,735	—	—
Capital shares sold	—	871,239	4,765	55,605
Dividends — unaffiliated	90,807,925	96,430,211	4,318,433	18,710,493
Dividends — affiliated	2,640,429	7,677,123	93,554	146,779
Unrealized appreciation on OTC swaps	38,845,550	76,129,825	—	—

Total assets	89,361,879,570	85,092,658,579	17,026,911,011	17,090,006,272

LIABILITIES
Cash received:
Collateral — OTC derivatives	39,310,000	97,647,000	—	—
Collateral on securities loaned	3,952,238,050	4,167,734,542	97,899,013	85,001,537
Payables:
Investments purchased	299,133,727	464,052,218	6,198,582	2,435,861
Swaps	5,975,739	—	—	—
Capital shares redeemed	—	—	46,625	—
Investment advisory fees	3,513,305	3,962,203	565,165	560,227

Total liabilities	4,300,170,821	4,733,395,963	104,709,385	87,997,625

Commitments and contingent liabilities

NET ASSETS	$85,061,708,749	$80,359,262,616	$16,922,201,626	$17,002,008,647

NET ASSETS CONSIST OF:
Paid-in capital	$71,081,785,830	$73,524,931,558	$12,487,074,003	$15,944,598,082
Accumulated earnings	13,979,922,919	6,834,331,058	4,435,127,623	1,057,410,565

NET ASSETS	$85,061,708,749	$80,359,262,616	$16,922,201,626	$17,002,008,647

NET ASSET VALUE
Shares outstanding	1,399,100,000(d)	726,650,000	144,300,000	187,950,000

Net asset value	$60.80(d)	$110.59	$117.27	$90.46

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$66,068,250,655	$7,004,158,214	$10,797,906,671	$14,556,069,233
(b) Securities loaned, at value	$3,847,032,844	$4,093,261,761	$95,735,439	$82,333,558
(c) Investments, at cost — affiliated	$4,572,117,395	$65,460,299,416	$116,019,571	$189,075,090

(d) Shares outstanding and net asset value per share reflect a five-for-one stock split effective after the close of trading on February 21, 2024.

See notes to financial statements.

66	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2024

	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,153,070,548	$41,053,353	$158,606,453	$297,729,235
Dividends — affiliated	18,984,846	1,180,239,611	993,275	3,736,524
Interest — unaffiliated	448,087	745,415	20,930	30,634
Securities lending income — affiliated — net	13,739,979	17,422,714	349,119	488,055
Foreign taxes withheld	—	(1,002,391)	(64,210)	(45,389)

Total investment income	1,186,243,460	1,238,458,702	159,905,567	301,939,059

EXPENSES
Investment advisory	36,072,198	41,988,437	5,636,637	5,765,757
Interest expense	101,549	157,006	4,751	9,602

Total expenses	36,173,747	42,145,443	5,641,388	5,775,359

Net investment income	1,150,069,713	1,196,313,259	154,264,179	296,163,700

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,443,697,846)	153,062,434	(208,439,650)	(497,697,768)
Investments — affiliated	450,299	(2,019,911,199)	6,973	(2,051,842)
Futures contracts	32,499,748	37,939,074	5,359,023	9,169,146
In-kind redemptions — unaffiliated(a)	5,277,821,882	99,163,885	501,729,528	1,895,685,409
In-kind redemptions — affiliated(a)	—	1,966,852,469	—	1,891,783
Swaps	29,903,976	123,088,002	—	—

	2,896,978,059	360,194,665	298,655,874	1,406,996,728

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	11,652,874,110	267,577,208	3,734,797,657	1,652,191,612
Investments — affiliated	363,306	8,799,443,202	27,508	19,418,927
Futures contracts	(1,857,834)	(3,564,578)	(1,172,138)	(474,432)
Swaps	41,246,291	99,976,688	—	—

	11,692,625,873	9,163,432,520	3,733,653,027	1,671,136,107

Net realized and unrealized gain	14,589,603,932	9,523,627,185	4,032,308,901	3,078,132,835

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,739,673,645	$10,719,940,444	$4,186,573,080	$3,374,296,535

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets

	iShares Core S&P Mid-Cap ETF		iShares Core S&P Small-Cap ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,150,069,713	$1,015,512,367	$1,196,313,259	$1,058,965,518
Net realized gain	2,896,978,059	1,609,302,685	360,194,665	972,769,988
Net change in unrealized appreciation (depreciation)	11,692,625,873	(5,947,641,200)	9,163,432,520	(8,677,638,044)

Net increase (decrease) in net assets resulting from operations	15,739,673,645	(3,322,826,148)	10,719,940,444	(6,645,902,538)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,078,873,318)	(1,068,069,845)	(1,000,635,614)	(1,012,107,695)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,892,631,820	4,875,353,742	3,883,131,718	2,344,556,736

NET ASSETS
Total increase (decrease) in net assets	18,553,432,147	484,457,749	13,602,436,548	(5,313,453,497)
Beginning of year	66,508,276,602	66,023,818,853	66,756,826,068	72,070,279,565

End of year	$85,061,708,749	$66,508,276,602	$80,359,262,616	$66,756,826,068

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Core S&P U.S. Growth ETF		iShares Core S&P U.S. Value ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$154,264,179	$125,491,843	$296,163,700	$265,989,995
Net realized gain (loss)	298,655,874	(542,861,646)	1,406,996,728	826,914,609
Net change in unrealized appreciation (depreciation)	3,733,653,027	(1,437,182,389)	1,671,136,107	(1,119,955,183)

Net increase (decrease) in net assets resulting from operations	4,186,573,080	(1,854,552,192)	3,374,296,535	(27,050,579)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(151,138,533)	(124,923,098)	(286,055,103)	(267,844,515)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	563,304,631	1,445,604,490	629,781,643	1,455,025,976

NET ASSETS
Total increase (decrease) in net assets	4,598,739,178	(533,870,800)	3,718,023,075	1,160,130,882
Beginning of year	12,323,462,448	12,857,333,248	13,283,985,572	12,123,854,690

End of year	$16,922,201,626	$12,323,462,448	$17,002,008,647	$13,283,985,572

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core S&P Mid-Cap ETF

	Year Ended 03/31/24 (a)	Year Ended 03/31/23 (a)	Year Ended 03/31/22 (a)	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)

Net asset value, beginning of year	$50.03	$53.68	$52.03	$28.77	$37.87

Net investment income(b)	0.83	0.80	0.68	0.55	0.62
Net realized and unrealized gain (loss)(c)	10.72	(3.62)	1.68	23.27	(9.03)

Net increase (decrease) from investment operations	11.55	(2.82)	2.36	23.82	(8.41)

Distributions from net investment income(d)	(0.78)	(0.83)	(0.71)	(0.56)	(0.69)

Net asset value, end of year	$60.80	$50.03	$53.68	$52.03	$28.77

Total Return(e)
Based on net asset value	23.30%	(5.13)%	4.51%	83.36%	(22.53)%

Ratios to Average Net Assets(f)
Total expenses	0.05%	0.05%	0.05%	0.05%	0.07%

Net investment income	1.59%	1.62%	1.26%	1.36%	1.62%

Supplemental Data
Net assets, end of year (000)	$85,061,709	$66,508,277	$66,023,819	$61,137,875	$35,722,456

Portfolio turnover rate(g)(h)	19%	18%	16%	20%	15%

(a)	Per share amounts reflect a five-for-one stock split effective after the close of trading on February 21, 2024.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.
(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

70	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P Small-Cap ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20

Net asset value, beginning of year	$96.76	$107.93	$108.34	$56.22		$77.13

Net investment income(a)	1.70	1.57	1.13	1.03		1.06
Net realized and unrealized gain (loss)(b)	13.55	(11.24)	0.12	52.13		(20.77)

Net increase (decrease) from investment operations	15.25	(9.67)	1.25	53.16		(19.71)

Distributions from net investment income(c)	(1.42)	(1.50)	(1.66)	(1.04)		(1.20)

Net asset value, end of year	$110.59	$96.76	$107.93	$108.34		$56.22

Total Return(d)
Based on net asset value	15.91%	(8.90)%	1.12%	95.23	%(e)	(25.89)%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.06%	0.06%	0.06%		0.07%

Net investment income	1.71%	1.60%	1.02%	1.28%		1.36%

Supplemental Data
Net assets, end of year (000)	$80,359,263	$66,756,826	$72,070,280	$68,273,012		$31,863,332

Portfolio turnover rate(g)(h)	25%	19%	16%	20%		16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.
(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Growth ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$88.82	$105.47	$90.74	$57.16	$60.31

Net investment income(a)	1.09	0.96	0.72	0.76	0.92
Net realized and unrealized gain (loss)(b)	28.42	(16.67)	14.73	33.62	(2.97)

Net increase (decrease) from investment operations	29.51	(15.71)	15.45	34.38	(2.05)

Distributions from net investment income(c)	(1.06)	(0.94)	(0.72)	(0.80)	(1.10)

Net asset value, end of year	$117.27	$88.82	$105.47	$90.74	$57.16

Total Return(d)
Based on net asset value	33.45%	(14.86)%	17.03%	60.34%	(3.54)%

Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.04%	0.04%	0.04%

Net investment income	1.09%	1.10%	0.69%	0.96%	1.44%

Supplemental Data
Net assets, end of year (000)	$16,922,202	$12,323,462	$12,857,333	$10,461,747	$6,893,329

Portfolio turnover rate(f)	31%	36%	15%	14%	35%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

72	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Value ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$73.78	$75.80	$68.82	$46.23	$54.82

Net investment income(a)	1.63	1.55	1.50	1.43	1.45
Net realized and unrealized gain (loss)(b)	16.62	(2.02)	6.93	22.60	(8.57)

Net increase (decrease) from investment operations	18.25	(0.47)	8.43	24.03	(7.12)

Distributions from net investment income(c)	(1.57)	(1.55)	(1.45)	(1.44)	(1.47)

Net asset value, end of year	$90.46	$73.78	$75.80	$68.82	$46.23

Total Return(d)
Based on net asset value	25.02%	(0.46)%	12.33%	52.59%	(13.34)%

Ratios to Average Net Assets(e)
Total expenses	0.04%	0.04%	0.04%	0.04%	0.04%

Net investment income	2.05%	2.18%	2.04%	2.48%	2.52%

Supplemental Data
Net assets, end of year (000)	$17,002,009	$13,283,986	$12,123,855	$9,084,867	$5,270,383

Portfolio turnover rate(f)	33%	31%	20%	25%	34%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core S&P Mid-Cap	Diversified
Core S&P Small-Cap	Diversified
Core S&P U.S. Growth(a)	Diversified
Core S&P U.S. Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to

74	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)

Core S&P Mid-Cap
Barclays Bank PLC	$281,364,743	$(281,364,743)	$—	$—
Barclays Capital, Inc.	7,181,775	(7,181,775)	—	—
BMO Capital Markets Corp.	513,052	(513,052)	—	—
BNP Paribas SA	144,516,266	(144,516,266)	—	—
BofA Securities, Inc.	246,909,769	(246,909,769)	—	—
Citadel Clearing LLC	46,738,991	(46,738,991)	—	—
Citigroup Global Markets, Inc.	313,310,759	(313,310,759)	—	—
Deutsche Bank Securities, Inc.	236,768	(236,768)	—	—
Goldman Sachs & Co. LLC	360,225,544	(360,225,544)	—	—
HSBC Bank PLC	40,587,669	(40,587,669)	—	—
J.P. Morgan Securities LLC	457,477,832	(457,477,832)	—	—
Jefferies LLC	8,231,258	(8,231,258)	—	—
Morgan Stanley	368,556,855	(368,556,855)	—	—
National Financial Services LLC	52,477,686	(52,477,686)	—	—
Natixis SA	46,123,289	(46,123,289)	—	—
Nomura Securities International, Inc.	36,613	(36,613)	—	—
RBC Capital Market LLC	387,053,236	(387,053,236)	—	—
Scotia Capital (USA), Inc.	141,070,200	(141,070,200)	—	—
Scotia Capital, Inc.	375,983,872	(375,983,872)	—	—
SG Americas Securities LLC	4,637,339	(4,637,339)	—	—
State Street Bank & Trust Co.	31,112,945	(31,112,945)	—	—
Toronto-Dominion Bank	409,128,762	(409,128,762)	—	—
UBS AG	62,960,380	(62,960,380)	—	—
UBS Securities LLC	2,036,182	(2,036,182)	—	—
Virtu Americas LLC	8,755,888	(8,755,888)	—	—
Wells Fargo Bank N.A.	42,007,359	(42,007,359)	—	—
Wells Fargo Securities LLC	7,797,812	(7,797,812)	—	—

	$3,847,032,844	$(3,847,032,844)	$—	$—

76	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)

Core S&P Small-Cap
Barclays Bank PLC	$237,015,046	$(237,015,046)	$—	$—
Barclays Capital, Inc.	25,215,050	(25,215,050)	—	—
BMO Capital Markets Corp.	142,443	(142,443)	—	—
BNP Paribas SA	357,090,692	(357,090,692)	—	—
BofA Securities, Inc.	165,905,757	(165,905,757)	—	—
Citadel Clearing LLC	36,746,405	(36,746,405)	—	—
Citigroup Global Markets, Inc.	123,153,818	(123,153,818)	—	—
Credit Suisse Securities (USA) LLC	9,042,744	(9,042,744)	—	—
Goldman Sachs & Co. LLC	700,232,980	(700,232,980)	—	—
HSBC Bank PLC	25,990,434	(25,990,434)	—	—
J.P. Morgan Securities LLC	767,114,209	(767,114,209)	—	—
Jefferies LLC	33,504,119	(33,504,119)	—	—
Morgan Stanley	422,844,812	(422,844,812)	—	—
National Financial Services LLC	87,789,338	(87,789,338)	—	—
Natixis SA	25,049,141	(25,049,141)	—	—
Nomura Securities International, Inc.	863,219	(863,219)	—	—
RBC Capital Market LLC	314,516,615	(314,516,615)	—	—
Scotia Capital (USA), Inc.	149,617,692	(149,271,034)	—	346,658
Scotia Capital, Inc.	77,891,500	(77,891,500)	—	—
SG Americas Securities LLC	8,943,604	(8,943,604)	—	—
State Street Bank & Trust Co.	248,508,069	(248,508,069)	—	—
Toronto-Dominion Bank	49,221,920	(49,221,920)	—	—
UBS AG	106,078,641	(106,078,641)	—	—
UBS Securities LLC	761,078	(761,078)	—	—
Virtu Americas LLC	16,392,507	(16,392,507)	—	—
Wells Fargo Bank N.A.	66,776,057	(66,776,057)	—	—
Wells Fargo Securities LLC	36,853,871	(36,853,871)	—	—

	$4,093,261,761	$(4,092,915,103)	$—	$346,658

Core S&P U.S. Growth
Barclays Bank PLC	$12,998,956	$(12,998,956)	$—	$—
Barclays Capital, Inc.	11,445	(11,445)	—	—
BNP Paribas SA	6,148,773	(6,148,773)	—	—
BofA Securities, Inc.	8,139,892	(8,139,892)	—	—
Citigroup Global Markets, Inc.	3,646,210	(3,646,210)	—	—
Goldman Sachs & Co. LLC	3,248,311	(3,248,311)	—	—
J.P. Morgan Securities LLC	10,770,149	(10,770,149)	—	—
Jefferies LLC	3,400,628	(3,400,628)	—	—
Morgan Stanley	10,215,008	(10,215,008)	—	—
National Financial Services LLC	3,688,979	(3,688,979)	—	—
Natixis SA	1,983,387	(1,983,387)	—	—
RBC Capital Market LLC	5,157,122	(5,157,122)	—	—
Scotia Capital (USA), Inc.	4,555,987	(4,555,987)	—	—
Scotia Capital, Inc.	12,973,363	(12,973,363)	—	—
SG Americas Securities LLC	414,892	(414,892)	—	—
Toronto-Dominion Bank	6,211,898	(6,211,898)	—	—
Virtu Americas LLC	1,932,909	(1,932,909)	—	—
Wells Fargo Bank N.A.	237,530	(237,530)	—	—

	$95,735,439	$(95,735,439)	$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)

Core S&P U.S. Value
Barclays Bank PLC	$2,266,569	$(2,266,569)	$—	$—
Barclays Capital, Inc.	772	(772)	—	—
BMO Capital Markets Corp.	279,750	(279,750)	—	—
BNP Paribas SA	871,380	(871,380)	—	—
BofA Securities, Inc.	16,733,800	(16,733,800)	—	—
Citadel Clearing LLC	960,400	(960,400)	—	—
Citigroup Global Markets, Inc.	11,060,928	(11,060,928)	—	—
Goldman Sachs & Co. LLC	8,959,999	(8,959,999)	—	—
J.P. Morgan Securities LLC	6,367,747	(6,367,747)	—	—
Jefferies LLC	732,549	(732,549)	—	—
Morgan Stanley	14,088,350	(14,088,350)	—	—
National Financial Services LLC	1,403,031	(1,403,031)	—	—
Natixis SA	1,525,478	(1,525,478)	—	—
RBC Capital Market LLC	6,288,534	(6,288,534)	—	—
Scotia Capital (USA), Inc.	3,798,296	(3,798,296)	—	—
Scotia Capital, Inc.	2,660	(2,660)	—	—
SG Americas Securities LLC	463,970	(463,970)	—	—
Toronto-Dominion Bank	75,437	(75,437)	—	—
UBS AG	5,530,496	(5,530,496)	—	—
Virtu Americas LLC	391,880	(391,880)	—	—
Wells Fargo Bank N.A.	531,532	(531,532)	—	—

	$82,333,558	$(82,333,558)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily

78	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Core S&P Mid-Cap	0.05%
Core S&P Small-Cap	0.06
Core S&P U.S. Growth	0.04
Core S&P U.S. Value	0.04

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Core S&P Mid-Cap	$ 4,855,905
Core S&P Small-Cap	5,750,132
Core S&P U.S. Growth	142,022
Core S&P U.S. Value	168,124

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Core S&P Mid-Cap	$ 2,058,416,129	$ 4,242,433,036	$ (1,670,569,459)
Core S&P Small-Cap	3,526,967,077	2,961,612,407	822,074,954
Core S&P U.S. Growth	2,083,072,631	3,256,922,865	(233,845,858)
Core S&P U.S. Value	4,094,682,261	2,332,170,341	(144,361,486)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

80	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Core S&P Mid-Cap	$13,541,122,035	$13,418,667,007
Core S&P Small-Cap	17,402,852,753	17,269,658,957
Core S&P U.S. Growth	4,415,766,578	4,398,963,944
Core S&P U.S. Value	4,758,699,401	4,751,113,283

For the year ended March 31, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core S&P Mid-Cap	$15,175,957,175	$11,558,444,015
Core S&P Small-Cap	10,287,073,303	6,612,865,732
Core S&P U.S. Growth	1,633,768,931	1,073,850,219
Core S&P U.S. Value	5,849,318,422	5,223,397,874

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Core S&P Mid-Cap	$ 5,272,238,778	$(5,272,238,778)
Core S&P Small-Cap	2,062,497,618	(2,062,497,618)
Core S&P U.S. Growth	501,463,898	(501,463,898)
Core S&P U.S. Value	1,894,963,495	(1,894,963,495)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2024	Year Ended March 31, 2023

Core S&P Mid-Cap
Ordinary income	$1,078,873,318	$1,068,069,845

Core S&P Small-Cap
Ordinary income	$1,000,635,614	$1,012,107,695

Core S&P U.S. Growth
Ordinary income	$151,138,533	$124,923,098

Core S&P U.S. Value
Ordinary income	$286,055,103	$267,844,515

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (continued)

As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Core S&P Mid-Cap	$142,035,844	$(4,285,448,767)	$18,123,335,842	$13,979,922,919
Core S&P Small-Cap	307,087,719	(4,964,616,684)	11,491,860,023	6,834,331,058
Core S&P U.S. Growth	4,397,490	(1,662,318,209)	6,093,048,342	4,435,127,623
Core S&P U.S. Value	10,573,340	(1,244,294,878)	2,291,132,103	1,057,410,565

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, the accounting for swap agreements and the characterization of corporate actions.

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core S&P Mid-Cap	$70,855,963,279	$22,250,318,392	$(4,126,982,550)	$18,123,335,842
Core S&P Small-Cap	72,806,100,875	19,198,494,306	(7,706,634,283)	11,491,860,023
Core S&P U.S. Growth	10,924,578,252	6,292,484,604	(199,436,262)	6,093,048,342
Core S&P U.S. Value	14,768,293,153	2,679,365,712	(388,155,540)	2,291,210,172

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that

82	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/24			Year Ended 03/31/23

iShares ETF	Shares		Amount	Shares		Amount

Core S&P Mid-Cap

Shares sold	284,400,000	(a)	$15,431,419,032	220,250,000	(a)	$10,833,257,889

Shares redeemed	(214,550,000	)(a)	(11,538,787,212)	(121,000,000	)(a)	(5,957,904,147)

	69,850,000		$3,892,631,820	99,250,000		$4,875,353,742

Core S&P Small-Cap

Shares sold	103,100,000		$10,394,445,497	109,400,000		$10,712,472,940

Shares redeemed	(66,350,000)		(6,511,313,779)	(87,250,000)		(8,367,916,204)

	36,750,000		$3,883,131,718	22,150,000		$2,344,556,736

Core S&P U.S. Growth

Shares sold	16,100,000		$1,637,491,864	32,150,000		$2,766,534,333

Shares redeemed	(10,550,000)		(1,074,187,233)	(15,300,000)		(1,320,929,843)

	5,550,000		$563,304,631	16,850,000		$1,445,604,490

Core S&P U.S. Value

Shares sold	71,500,000		$5,878,816,219	67,600,000		$4,795,462,207

Shares redeemed	(63,600,000)		(5,249,034,576)	(47,500,000)		(3,340,436,231)

	7,900,000		$629,781,643	20,100,000		$1,455,025,976

(a)	Share transactions reflect five-for-one stock split effective after the close of trading on February 21, 2024.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (continued)

compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

The Board authorized a five-for-one stock split for the iShares Core S&P Mid-Cap ETF, effective after the close of trading on February 21, 2024, for the shareholders of record on February 16, 2024. The impact of the stock split was an increase in the number of shares outstanding by a factor of five, while decreasing the NAV per share by a factor of five, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

84	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

iShares Core S&P Mid-Cap ETF iShares Core S&P Small-Cap ETF iShares Core S&P U.S. Growth ETF iShares Core S&P U.S. Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	85

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Dividend Income
Core S&P Mid-Cap	$872,640,285
Core S&P Small-Cap	854,750,863
Core S&P U.S. Growth	152,896,175
Core S&P U.S. Value	274,304,132

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Business Income
Core S&P Mid-Cap	$238,612,589
Core S&P Small-Cap	226,323,631
Core S&P U.S. Growth	4,678,372
Core S&P U.S. Value	21,614,921

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Core S&P Mid-Cap	70.67%
Core S&P Small-Cap	64.10
Core S&P U.S. Growth	96.59
Core S&P U.S. Value	88.50

86	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P U.S. Growth ETF and iShares Core S&P U.S. Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	87

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2024

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Core S&P Mid-Cap	$0.780064	$—	$—	$0.780064	100%	—%	—%	100%
Core S&P Small-Cap	1.419353	—	—	1.419353	100	—	—	100

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year. BlackRock bases its proportionality approach on a combination of factors that it is entitled to take into account based on relevant guidelines.

88	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Remuneration information at an individual AIF level is not readily available. Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2023 was USD 5.43m. This figure is comprised of fixed remuneration of USD 0.74m and variable remuneration of USD 4.68m. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2023, to its senior management was USD 3.66m, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 1.77m.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	89

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

90	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

92	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	93

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-302-0324

MARCH 31, 2024

2024 Annual Report

iShares Trust

• iShares Russell Top 200 ETF | IWL | NYSE Arca

• iShares Russell Top 200 Growth ETF | IWY | NYSE Arca

• iShares Russell Top 200 Value ETF | IWX | NYSE Arca

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	23.48%	29.88%

U.S. small cap equities (Russell 2000® Index)	19.94	19.71

International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32

Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 29.29%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive backdrop for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

Despite high spending and healthy household balance sheets, consumer sentiment remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. While inflation declined early in the reporting period — decreasing from 4.9% in April 2023 to 3% in June 2023 — it remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast inflation would continue to moderate despite the robust economy.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

4	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Russell Top 200 ETF

Investment Objective

The iShares Russell Top 200 ETF (the “Fund) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Russell Top 200® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	32.29%	15.90%	13.54%	32.29%	109.10%	255.90%
Fund Market	32.38	15.90	13.53	32.38	109.10	255.79
Index	32.44	16.07	13.70	32.44	110.63	261.19

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 1,237.50	$ 0.84		$ 1,000.00	$ 1,024.25	$ 0.76		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	iShares® Russell Top 200 ETF

Portfolio Management Commentary

Large-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The information technology sector contributed the most to the Index’s return for the reporting period amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained the most, as companies purchased specialized chips used to provide computing capacity for AI applications, which require significant processing power. The semiconductors industry’s investment in building the next generation of processors for AI applications further supported stock prices.

The software and services industry also advanced, driven by systems software companies. Enthusiasm for generative AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform, a chatbot that grew its user base more rapidly than any other consumer application in history. Integration of AI into already existing productivity software also propelled gains, and cloud services revenue accelerated.

The communication services sector also contributed significantly to the Index’s performance, led by the interactive media and services industry. Growth in online advertising drove large increases in both revenue and income. Cost cutting efforts and reduced headcount also boosted profitability. Implementation of AI tools that allow clients to partially automate and optimize advertising campaigns also benefited the industry. Strong sales of cloud computing products further bolstered industry earnings.

The financials sector was another strong contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The financial services industry advanced, as growth in consumer spending and cross-border transactions increased earnings at transaction and payment processing services firms.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	33.0%
Financials	13.1
Health Care	13.0
Communication Services	10.4
Consumer Discretionary	10.3
Consumer Staples	6.4
Industrials	6.4
Energy	3.6
Materials	1.6
Utilities	1.2
Real Estate	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	8.5%
Apple Inc.	6.8
NVIDIA Corp.	5.9
Amazon.com, Inc.	4.4
Meta Platforms, Inc., Class A	2.9
Alphabet, Inc., Class A	2.4
Berkshire Hathaway, Inc., Class B	2.1
Alphabet, Inc., Class C, NVS	2.1
Eli Lilly & Co.	1.8
JPMorgan Chase & Co.	1.6

(a)	Excludes money market funds.

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Russell Top 200 Growth ETF

Investment Objective

The iShares Russell Top 200 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell Top 200® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	41.48%	19.85%	17.05%	41.48%	147.31%	382.89%
Fund Market	41.42	19.83	17.05	41.42	147.12	382.60
Index	41.69	20.07	17.27	41.69	149.61	391.95

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 1,274.10	$ 1.14		$ 1,000.00	$ 1,024.00	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2024 (continued)	iShares® Russell Top 200 Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. Growth stocks benefited from strong corporate earnings and the resilience of the U.S. economy in the face of higher interest rates.

The information technology sector was the largest contributor to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained the most, as companies purchased specialized chips used to provide computing capacity for AI applications, which require significant processing power. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further supporting stock prices.

The software and services industry also advanced, driven by strength among systems software companies. Enthusiasm for generative AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform, a chatbot which grew its user base more rapidly than any other consumer application in history. Integration of AI into already existing productivity software also propelled gains. In addition, cloud services revenue accelerated, due in part to new AI features, beating analysts’ expectations and driving further earnings growth.

The communication services sector also contributed significantly to the Index’s performance, led by the interactive media and services industry. Growth in online advertising drove large increases in both revenue and income. Cost cutting efforts and reduced headcount also boosted profitability. Implementation of AI tools into advertising services fueled analysts’ optimism about continued growth. Strong sales of cloud computing products further bolstered earnings.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	47.1%
Consumer Discretionary	15.1
Communication Services	13.2
Health Care	9.5
Financials	5.7
Consumer Staples	4.3
Industrials	3.8
Other (each representing less than 1%)	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	13.7%
Apple Inc.	10.9
NVIDIA Corp.	9.4
Amazon.com, Inc.	7.1
Meta Platforms, Inc., Class A	4.7
Alphabet, Inc., Class A	3.9
Alphabet, Inc., Class C, NVS	3.3
Eli Lilly & Co.	2.9
Broadcom, Inc.	2.5
Tesla, Inc.	2.1

(a)	Excludes money market funds.

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Russell Top 200 Value ETF

Investment Objective

The iShares Russell Top 200 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell Top 200® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	19.82%	10.24%	8.99%	19.82%	62.81%	136.57%
Fund Market	19.87	10.21	8.98	19.87	62.58	136.40
Index	20.06	10.46	9.21	20.06	64.42	141.40

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$ 1,180.90	$ 1.09		$ 1,000.00	$ 1,024.00	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2024 (continued)	iShares® Russell Top 200 Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The financials sector contributed the most to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. Banks advanced, as robust net interest income (the difference between the interest received from a bank’s assets and the interest paid on deposits) supported earnings. While higher interest rates typically bolster banking profitability, banks also experienced a reduction in the value of their existing bond investments and were forced to raise deposit rates to retain customers. Consequently, the Fed’s shift in monetary policy benefited banks, raising investor hopes for an increase in loan activity and dealmaking as borrowing costs subside.

The financial services industry also gained, as a large multi-sector holding company with investments in a broad array of companies benefited from rising equity prices and strength among insurance companies, where rising premiums and higher investment income boosted profitability. Despite a cool market for mergers and acquisition activity, strong revenues from asset and wealth management supported earnings growth in the investment banking and brokerage industry.

The information technology sector also contributed notably to the Index’s return, as advances in artificial intelligence (“AI”) technology led to substantial investments in the sector. Sales in the semiconductors industry increased sharply as companies ramped up investments in AI products, which require significant computing power, enabled by specialized microchips.

The communication services sector also contributed to the Index’s performance, led by the interactive media and services industry. Growth in online advertising drove large increases in both revenue and income, leading a prominent company in the industry to initiate a dividend payment while continuing stock buybacks.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	25.3%
Health Care	18.8
Industrials	10.7
Consumer Staples	10.0
Energy	9.6
Information Technology	9.5
Communication Services	5.6
Utilities	3.3
Materials	3.2
Consumer Discretionary	2.4
Real Estate	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Berkshire Hathaway, Inc., Class B	5.6%
JPMorgan Chase & Co.	4.2
Exxon Mobil Corp.	3.4
Johnson & Johnson	2.8
Procter & Gamble Co. (The)	2.2
Merck & Co., Inc.	2.0
Chevron Corp.	2.0
Bank of America Corp.	1.9
Walmart, Inc.	1.9
Walt Disney Co. (The)	1.6

(a)	Excludes money market funds.

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Schedule of Investments March 31, 2024	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.0%
Boeing Co. (The)(a)	20,123	$3,883,538
General Dynamics Corp.	8,718	2,462,748
General Electric Co.	38,616	6,778,266
L3Harris Technologies, Inc.	6,731	1,434,376
Lockheed Martin Corp.	7,702	3,503,409
Northrop Grumman Corp.	5,051	2,417,712
RTX Corp.	51,221	4,995,584

		25,475,633

Air Freight & Logistics — 0.5%
FedEx Corp.	8,278	2,398,467
United Parcel Service, Inc., Class B	25,771	3,830,344

		6,228,811

Automobiles — 1.6%
Ford Motor Co.	139,307	1,849,997
General Motors Co.	41,114	1,864,520
Tesla, Inc.(a)	98,285	17,277,520

		20,992,037

Banks — 3.7%
Bank of America Corp.	245,469	9,308,184
Citigroup, Inc.	68,121	4,307,972
JPMorgan Chase & Co.	102,826	20,596,048
PNC Financial Services Group, Inc. (The)	14,140	2,285,024
Truist Financial Corp.	47,123	1,836,855
U.S. Bancorp	55,545	2,482,861
Wells Fargo & Co.	128,281	7,435,167

		48,252,111

Beverages — 1.6%
Coca-Cola Co. (The)	138,733	8,487,685
Constellation Brands, Inc., Class A	5,718	1,553,924
Keurig Dr. Pepper, Inc.	33,956	1,041,430
Monster Beverage Corp.(a)	26,427	1,566,592
PepsiCo, Inc.	49,072	8,588,091

		21,237,722

Biotechnology — 2.2%
AbbVie, Inc.	62,859	11,446,624
Amgen, Inc.	19,024	5,408,904
Gilead Sciences, Inc.	44,451	3,256,036
Moderna, Inc.(a)	11,873	1,265,187
Regeneron Pharmaceuticals, Inc.(a)	3,655	3,517,901
Vertex Pharmaceuticals, Inc.(a)	9,164	3,830,643

		28,725,295

Broadline Retail — 4.4%
Amazon.com, Inc.(a)	320,935	57,890,255

Building Products — 0.1%
Johnson Controls International PLC	24,145	1,577,151

Capital Markets — 2.5%
BlackRock, Inc.(b)	5,308	4,425,280
Blackstone, Inc., Class A, NVS	25,444	3,342,578
Charles Schwab Corp. (The)	52,792	3,818,973
CME Group, Inc., Class A	12,774	2,750,115
Goldman Sachs Group, Inc. (The)	11,231	4,691,076
Intercontinental Exchange, Inc.	20,133	2,766,878
Moody’s Corp.	5,650	2,220,620
Morgan Stanley	41,615	3,918,468
S&P Global, Inc.	11,282	4,799,927

		32,733,915

Security	Shares	Value

Chemicals — 1.3%
Air Products & Chemicals, Inc.	7,910	$1,916,356
Dow, Inc.	25,098	1,453,927
Ecolab, Inc.	8,852	2,043,927
Linde PLC	17,266	8,016,949
Sherwin-Williams Co. (The)	8,475	2,943,622

		16,374,781

Commercial Services & Supplies — 0.3%
Veralto Corp.	7,759	687,913
Waste Management, Inc.	14,488	3,088,117

		3,776,030

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	8,935	2,590,971
Cisco Systems, Inc.	144,445	7,209,250
Motorola Solutions, Inc.	5,899	2,094,027

		11,894,248

Consumer Finance — 0.5%
American Express Co.	20,654	4,702,709
Capital One Financial Corp.	13,465	2,004,804

		6,707,513

Consumer Staples Distribution & Retail — 2.0%
Costco Wholesale Corp.	15,784	11,563,832
Dollar General Corp.	7,803	1,217,736
Sysco Corp.	17,773	1,442,812
Target Corp.	16,394	2,905,181
Walmart, Inc.	152,532	9,177,850

		26,307,411

Diversified Telecommunication Services — 0.8%
AT&T Inc.	254,998	4,487,965
Verizon Communications, Inc.	149,908	6,290,140

		10,778,105

Electric Utilities — 1.0%
American Electric Power Co., Inc.	18,795	1,618,250
Duke Energy Corp.	27,523	2,661,749
Exelon Corp.	35,444	1,331,631
NextEra Energy, Inc.	73,082	4,670,671
Southern Co. (The)	38,737	2,778,992

		13,061,293

Electrical Equipment — 0.5%
Eaton Corp. PLC	14,176	4,432,552
Emerson Electric Co.	20,351	2,308,210

		6,740,762

Energy Equipment & Services — 0.2%
Schlumberger NV	50,793	2,783,964

Entertainment — 1.3%
Netflix, Inc.(a)	15,207	9,235,667
Walt Disney Co. (The)	65,139	7,970,408

		17,206,075

Financial Services — 4.9%
Berkshire Hathaway, Inc., Class B(a)	65,232	27,431,361
Fiserv, Inc.(a)	21,292	3,402,887
Mastercard, Inc., Class A	29,578	14,243,878
PayPal Holdings, Inc.(a)	38,287	2,564,846
Visa, Inc., Class A	56,823	15,858,163

		63,501,135

Food Products — 0.6%
Archer-Daniels-Midland Co.	18,927	1,188,805
General Mills, Inc.	20,272	1,418,432
Hershey Co. (The)	5,340	1,038,630

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Kraft Heinz Co. (The)	28,649	$1,057,148
Mondelez International, Inc., Class A	48,375	3,386,250

		8,089,265

Ground Transportation — 1.2%
CSX Corp.	70,325	2,606,948
Norfolk Southern Corp.	8,092	2,062,408
Uber Technologies, Inc.(a)	70,096	5,396,691
Union Pacific Corp.	21,708	5,338,648

		15,404,695

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	61,661	7,008,389
Becton Dickinson & Co.	10,318	2,553,189
Boston Scientific Corp.(a)	52,098	3,568,192
Edwards Lifesciences Corp.(a)	21,392	2,044,220
GE HealthCare Technologies, Inc.	14,880	1,352,741
Intuitive Surgical, Inc.(a)	12,434	4,962,285
Medtronic PLC	47,425	4,133,089
Stryker Corp.	12,646	4,525,624

		30,147,729

Health Care Providers & Services — 2.8%
Centene Corp.(a)	19,012	1,492,062
Cigna Group (The)	10,234	3,716,886
CVS Health Corp.	45,552	3,633,227
Elevance Health, Inc.	8,444	4,378,552
HCA Healthcare, Inc.	7,081	2,361,726
Humana, Inc.	4,362	1,512,393
McKesson Corp.	4,752	2,551,111
UnitedHealth Group, Inc.	33,113	16,381,001

		36,026,958

Hotels, Restaurants & Leisure — 1.8%
Airbnb, Inc., Class A(a)	14,699	2,424,747
Booking Holdings, Inc.	1,245	4,516,711
Chipotle Mexican Grill, Inc.(a)	978	2,842,821
Las Vegas Sands Corp.	13,029	673,599
Marriott International, Inc., Class A	8,566	2,161,288
McDonald’s Corp.	25,979	7,324,779
Starbucks Corp.	39,542	3,613,743

		23,557,688

Household Products — 1.4%
Colgate-Palmolive Co.	29,244	2,633,422
Kimberly-Clark Corp.	12,003	1,552,588
Procter & Gamble Co. (The)	83,862	13,606,610

		17,792,620

Industrial Conglomerates — 0.5%
3M Co.	19,636	2,082,790
Honeywell International, Inc.	23,707	4,865,862

		6,948,652

Industrial REITs — 0.3%
Prologis, Inc.	32,853	4,278,118

Insurance — 1.5%
American International Group, Inc.	25,059	1,958,862
Aon PLC, Class A	7,063	2,357,064
Chubb Ltd.	14,462	3,747,538
Marsh & McLennan Cos., Inc.	17,606	3,626,484
MetLife, Inc.	22,253	1,649,170
Progressive Corp. (The)	20,803	4,302,477
Travelers Cos., Inc. (The)	8,117	1,868,046

		19,509,641

Security	Shares	Value

Interactive Media & Services — 7.4%
Alphabet, Inc., Class A(a)	211,686	$31,949,768
Alphabet, Inc., Class C, NVS(a)	178,798	27,223,784
Meta Platforms, Inc., Class A	78,790	38,258,848

		97,432,400

IT Services — 1.2%
Accenture PLC, Class A	22,506	7,800,805
International Business Machines Corp.	32,366	6,180,611
Snowflake, Inc., Class A(a)	11,193	1,808,789

		15,790,205

Life Sciences Tools & Services — 1.1%
Danaher Corp.	23,446	5,854,935
Thermo Fisher Scientific, Inc.	13,744	7,988,150

		13,843,085

Machinery — 1.0%
Caterpillar, Inc.	18,174	6,659,499
Deere & Co.	9,164	3,764,021
Illinois Tool Works, Inc.	10,673	2,863,886

		13,287,406

Media — 0.5%
Charter Communications, Inc., Class A(a)	3,584	1,041,618
Comcast Corp., Class A	140,323	6,083,002

		7,124,620

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	50,998	2,397,926
Newmont Corp.	41,120	1,473,741
Southern Copper Corp.	3,009	320,518

		4,192,185

Multi-Utilities — 0.2%
Dominion Energy, Inc.	29,634	1,457,697
Sempra	22,410	1,609,710

		3,067,407

Oil, Gas & Consumable Fuels — 3.4%
Chevron Corp.	61,296	9,668,831
ConocoPhillips	42,672	5,431,292
EOG Resources, Inc.	20,983	2,682,467
Exxon Mobil Corp.	142,470	16,560,713
Kinder Morgan, Inc.	69,811	1,280,334
Marathon Petroleum Corp.	13,061	2,631,791
Occidental Petroleum Corp.	24,485	1,591,280
Pioneer Natural Resources Co.	8,307	2,180,588
Valero Energy Corp.	12,100	2,065,349

		44,092,645

Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	8,200	1,264,030
Kenvue, Inc.	61,449	1,318,696

		2,582,726

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	72,526	3,933,085
Eli Lilly & Co.	30,144	23,450,826
Johnson & Johnson	85,850	13,580,612
Merck & Co., Inc.	90,480	11,938,836
Pfizer, Inc.	201,274	5,585,354
Zoetis, Inc., Class A	16,525	2,796,195

		61,284,908

Professional Services — 0.3%
Automatic Data Processing, Inc.	14,743	3,681,917

Semiconductors & Semiconductor Equipment — 11.3%
Advanced Micro Devices, Inc.(a)	57,096	10,305,257

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Analog Devices, Inc.	17,713	$3,503,454
Applied Materials, Inc.	29,761	6,137,611
Broadcom, Inc.	15,359	20,356,972
Intel Corp.	150,316	6,639,458
KLA Corp.	4,826	3,371,299
Lam Research Corp.	4,689	4,555,692
Micron Technology, Inc.	38,928	4,589,222
NVIDIA Corp.	84,643	76,480,029
QUALCOMM, Inc.	39,741	6,728,151
Texas Instruments, Inc.	32,335	5,633,081

		148,300,226

Software — 12.7%
Adobe, Inc.(a)	16,083	8,115,482
Atlassian Corp., Class A(a)	5,522	1,077,397
Autodesk, Inc.(a)	7,626	1,985,963
Cadence Design Systems, Inc.(a)	9,615	2,992,957
Fortinet, Inc.(a)	22,957	1,568,193
Intuit, Inc.	9,730	6,324,500
Microsoft Corp.	265,110	111,537,079
Oracle Corp.	54,958	6,903,274
Palo Alto Networks, Inc.(a)	10,899	3,096,733
Roper Technologies, Inc.	3,763	2,110,441
Salesforce, Inc.	33,338	10,040,739
ServiceNow, Inc.(a)	7,251	5,528,162
Synopsys, Inc.(a)	5,422	3,098,673
Workday, Inc., Class A(a)	7,149	1,949,890

		166,329,483

Specialized REITs — 0.7%
American Tower Corp.	16,553	3,270,707
Crown Castle, Inc.	15,376	1,627,242
Equinix, Inc.	3,326	2,745,048
Public Storage	5,595	1,622,886

		9,265,883

Specialty Retail — 2.1%
AutoZone, Inc.(a)	616	1,941,416
Home Depot, Inc. (The)	35,627	13,666,517

Security	Shares	Value

Specialty Retail (continued)
Lowe’s Cos., Inc.	20,568	$5,239,287
O’Reilly Automotive, Inc.(a)	2,104	2,375,163
TJX Cos., Inc. (The)	40,568	4,114,407

		27,336,790

Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.	519,512	89,085,918

Textiles, Apparel & Luxury Goods — 0.4%
Lululemon Athletica, Inc.(a)	3,974	1,552,443
NIKE, Inc., Class B	41,816	3,929,868

		5,482,311

Tobacco — 0.6%
Altria Group, Inc.	63,523	2,770,873
Philip Morris International, Inc.	55,271	5,063,929

		7,834,802

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	17,474	2,852,106

Total Long-Term Investments — 99.8% (Cost: $1,068,661,817)		1,306,866,636

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(b)(c)	1,552,462	1,552,462

Total Short-Term Securities — 0.1% (Cost: $1,552,462)		1,552,462

Total Investments — 99.9% (Cost: $1,070,214,279)		1,308,419,098

Other Assets Less Liabilities — 0.1%		935,876

Net Assets — 100.0%		$1,309,354,974

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,637,124	$—		$(1,641,111	)(b)	$4,011	$(24)	$—	—	$7,627(c	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,169,890	382,572	(b)	—		—	—	1,552,462	1,552,462	83,503		—
BlackRock, Inc.	2,821,679	1,411,567		(633,467)		107,255	718,246	4,425,280	5,308	94,220		—

						$111,266	$718,222	$5,977,742		$185,350		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	8	06/21/24	$2,123	$46,756

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$46,756	$—	$—	$—	$46,756

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$474,391	$—	$—	$—	$474,391

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(38,261)	$—	$—	$—	$(38,261)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,788,200

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,306,866,636	$—	$—	$1,306,866,636
Short-Term Securities
Money Market Funds	1,552,462	—	—	1,552,462

	$1,308,419,098	$—	$—	$1,308,419,098

Derivative Financial Instruments(a)
Assets
Equity Contracts	$46,756	$—	$—	$46,756

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Boeing Co. (The)(a)	34,394	$6,637,698
Lockheed Martin Corp.	96,213	43,764,407
Northrop Grumman Corp.	3,538	1,693,499

		52,095,604

Air Freight & Logistics — 0.1%
United Parcel Service, Inc., Class B	89,292	13,271,470

Automobiles — 2.1%
Tesla, Inc.(a)	1,229,082	216,060,325

Beverages — 1.5%
Coca-Cola Co. (The)	860,065	52,618,777
Constellation Brands, Inc., Class A	7,167	1,947,704
Monster Beverage Corp.(a)	331,654	19,660,449
PepsiCo, Inc.	423,901	74,186,914

		148,413,844

Biotechnology — 2.3%
AbbVie, Inc.	786,081	143,145,350
Amgen, Inc.	161,786	45,998,996
Regeneron Pharmaceuticals, Inc.(a)	3,116	2,999,119
Vertex Pharmaceuticals, Inc.(a)	105,105	43,934,941

		236,078,406

Broadline Retail — 7.1%
Amazon.com, Inc.(a)	4,013,361	723,930,057

Capital Markets — 0.7%
Blackstone, Inc., Class A, NVS	317,304	41,684,226
Moody’s Corp.	64,469	25,338,251
S&P Global, Inc.	11,728	4,989,678

		72,012,155

Chemicals — 0.6%
Ecolab, Inc.	86,117	19,884,415
Linde PLC	20,434	9,487,915
Sherwin-Williams Co. (The)	88,223	30,642,495

		60,014,825

Commercial Services & Supplies — 0.3%
Waste Management, Inc.	162,781	34,696,770

Communications Equipment — 0.6%
Arista Networks, Inc.(a)	111,533	32,342,339
Motorola Solutions, Inc.	67,643	24,011,912

		56,354,251

Consumer Finance — 0.2%
American Express Co.	84,730	19,292,174

Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	197,352	144,585,996
Dollar General Corp.	97,408	15,201,492
Sysco Corp.	221,967	18,019,281
Target Corp.	204,696	36,274,178

		214,080,947

Entertainment — 1.1%
Netflix, Inc.(a)	190,160	115,489,873

Financial Services — 4.1%
Fiserv, Inc.(a)	72,834	11,640,330
Mastercard, Inc., Class A	369,855	178,111,072
PayPal Holdings, Inc.(a)	435,525	29,175,820
Visa, Inc., Class A	710,570	198,305,876

		417,233,098

Security	Shares	Value

Food Products — 0.1%
Hershey Co. (The)	49,479	$9,623,665

Ground Transportation — 1.0%
CSX Corp.	96,918	3,592,750
Uber Technologies, Inc.(a)	876,202	67,458,792
Union Pacific Corp.	116,332	28,609,529

		99,661,071

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	49,022	5,571,841
Edwards Lifesciences Corp.(a)	268,057	25,615,527
GE HealthCare Technologies, Inc.	14,022	1,274,740
Intuitive Surgical, Inc.(a)	155,471	62,046,921
Stryker Corp.	40,143	14,365,975

		108,875,004

Health Care Providers & Services — 2.0%
Cigna Group (The)	9,527	3,460,111
Elevance Health, Inc.	13,884	7,199,409
HCA Healthcare, Inc.	18,390	6,133,617
Humana, Inc.	23,649	8,199,581
McKesson Corp.	22,616	12,141,400
UnitedHealth Group, Inc.	348,236	172,272,349

		209,406,467

Hotels, Restaurants & Leisure — 2.4%
Airbnb, Inc., Class A(a)	184,609	30,453,101
Booking Holdings, Inc.	15,526	56,326,465
Chipotle Mexican Grill, Inc.(a)	12,229	35,546,890
Las Vegas Sands Corp.	152,076	7,862,329
Marriott International, Inc., Class A	106,956	26,986,068
McDonald’s Corp.	134,309	37,868,423
Starbucks Corp.	494,486	45,191,075

		240,234,351

Household Products — 0.5%
Kimberly-Clark Corp.	141,543	18,308,587
Procter & Gamble Co. (The)	197,368	32,022,958

		50,331,545

Industrial Conglomerates — 0.1%
Honeywell International, Inc.	38,407	7,883,037

Insurance — 0.8%
Marsh & McLennan Cos., Inc.	176,494	36,354,234
Progressive Corp. (The)	194,890	40,307,150

		76,661,384

Interactive Media & Services — 11.9%
Alphabet, Inc., Class A(a)	2,647,155	399,535,104
Alphabet, Inc., Class C, NVS(a)	2,235,903	340,438,591
Meta Platforms, Inc., Class A	985,305	478,444,402

		1,218,418,097

IT Services — 1.2%
Accenture PLC, Class A	281,465	97,558,584
Snowflake, Inc., Class A(a)	140,142	22,646,947

		120,205,531

Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc.	105,969	61,590,242

Machinery — 1.3%
Caterpillar, Inc.	170,353	62,422,450
Deere & Co.	107,434	44,127,441
Illinois Tool Works, Inc.	108,588	29,137,418

		135,687,309

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 0.1%
Charter Communications, Inc., Class A(a)	44,846	$13,033,593

Metals & Mining — 0.0%
Southern Copper Corp.	37,651	4,010,585

Personal Care Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	32,476	5,006,175
Kenvue, Inc.	260,347	5,587,047

		10,593,222

Pharmaceuticals — 3.5%
Eli Lilly & Co.	376,979	293,274,583
Merck & Co., Inc.	208,132	27,463,017
Zoetis, Inc., Class A	206,383	34,922,068

		355,659,668

Professional Services — 0.4%
Automatic Data Processing, Inc.	158,227	39,515,611

Semiconductors & Semiconductor Equipment — 15.1%
Advanced Micro Devices, Inc.(a)	406,139	73,304,028
Applied Materials, Inc.	314,838	64,929,041
Broadcom, Inc.	192,044	254,537,038
KLA Corp.	60,293	42,118,881
Lam Research Corp.	55,462	53,885,215
NVIDIA Corp.	1,058,472	956,392,960
QUALCOMM, Inc.	433,180	73,337,374
Texas Instruments, Inc.	164,890	28,725,487

		1,547,230,024

Software — 19.3%
Adobe, Inc.(a)	201,124	101,487,170
Atlassian Corp., Class A(a)(b)	68,993	13,461,224
Autodesk, Inc.(a)	95,630	24,903,965
Cadence Design Systems, Inc.(a)	120,519	37,515,154
Fortinet, Inc.(a)	286,724	19,586,116
Intuit, Inc.	121,654	79,075,100
Microsoft Corp.	3,315,248	1,394,791,139
Oracle Corp.	282,751	35,516,353
Palo Alto Networks, Inc.(a)(b)	136,107	38,672,082
Salesforce, Inc.	314,322	94,667,500
ServiceNow, Inc.(a)	90,655	69,115,372
Synopsys, Inc.(a)	67,559	38,609,969
Workday, Inc., Class A(a)	89,317	24,361,212

		1,971,762,356

Specialized REITs — 0.7%
American Tower Corp.	207,581	41,015,930

Security	Shares	Value

Specialized REITs (continued)
Crown Castle, Inc.	20,203	$2,138,083
Equinix, Inc.	20,818	17,181,720
Public Storage	40,545	11,760,483

		72,096,216

Specialty Retail — 3.1%
AutoZone, Inc.(a)	6,423	20,243,048
Home Depot, Inc. (The)	445,522	170,902,239
Lowe’s Cos., Inc.	188,761	48,083,090
O’Reilly Automotive, Inc.(a)	22,291	25,163,864
TJX Cos., Inc. (The)	507,255	51,445,802

		315,838,043

Technology Hardware, Storage & Peripherals — 10.9%
Apple Inc.	6,496,602	1,114,037,311

Textiles, Apparel & Luxury Goods — 0.4%
Lululemon Athletica, Inc.(a)	49,497	19,336,003
NIKE, Inc., Class B	279,217	26,240,814

		45,576,817

Total Long-Term Investments — 99.9% (Cost: $7,996,380,949)		10,206,954,948

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	25,070,021	25,082,556
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	11,458,189	11,458,189

Total Short-Term Securities — 0.3% (Cost: $36,538,160)		36,540,745

Total Investments — 100.2% (Cost: $8,032,919,109)		10,243,495,693

Liabilities in Excess of Other Assets — (0.2)%		(22,062,858)

Net Assets — 100.0%		$10,221,432,835

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$40,094,246	$—		$(15,017,179	)(a)	$9,088	$(3,599)	$25,082,556	25,070,021	$146,899	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,923,181	3,535,008	(a)	—		—	—	11,458,189	11,458,189	612,490		—

						$9,088	$(3,599)	$36,540,745		$759,389		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 1000 Growth E-Mini Index	78	06/21/24	$13,400	$288,965

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$288,965	$—	$—	$—	$288,965

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,180,280	$—	$—	$—	$4,180,280

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(575,167)	$—	$—	$—	$(575,167)

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$11,200,358

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$10,206,954,948	$—	$—	$10,206,954,948
Short-Term Securities
Money Market Funds	36,540,745	—	—	36,540,745

	$10,243,495,693	$—	$—	$10,243,495,693

Derivative Financial Instruments(a)
Assets
Equity Contracts	$288,965	$—	$—	$288,965

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.3%
Boeing Co. (The)(a)	75,765	$14,621,887
General Dynamics Corp.	37,948	10,719,931
General Electric Co.	168,108	29,507,997
L3Harris Technologies, Inc.	29,287	6,241,060
Northrop Grumman Corp.	20,678	9,897,731
RTX Corp.	222,986	21,747,825

		92,736,431

Air Freight & Logistics — 1.0%
FedEx Corp.	35,952	10,416,732
United Parcel Service, Inc., Class B	81,187	12,066,824

		22,483,556

Automobiles — 0.8%
Ford Motor Co.	608,312	8,078,383
General Motors Co.	178,536	8,096,608

		16,174,991

Banks — 9.8%
Bank of America Corp.	1,068,536	40,518,885
Citigroup, Inc.	296,532	18,752,684
JPMorgan Chase & Co.	447,611	89,656,483
PNC Financial Services Group, Inc. (The)	61,741	9,977,345
Truist Financial Corp.	205,609	8,014,639
U.S. Bancorp	241,489	10,794,558
Wells Fargo & Co.	558,408	32,365,328

		210,079,922

Beverages — 1.9%
Coca-Cola Co. (The)	304,380	18,621,969
Constellation Brands, Inc., Class A	22,467	6,105,632
Keurig Dr. Pepper, Inc.	147,733	4,530,971
PepsiCo, Inc.	66,010	11,552,410

		40,810,982

Biotechnology — 2.0%
Amgen, Inc.	26,506	7,536,186
Gilead Sciences, Inc.	193,803	14,196,070
Moderna, Inc.(a)	51,524	5,490,397
Regeneron Pharmaceuticals, Inc.(a)	14,811	14,255,439
Vertex Pharmaceuticals, Inc.(a)	3,386	1,415,382

		42,893,474

Building Products — 0.3%
Johnson Controls International PLC	105,423	6,886,230

Capital Markets — 5.5%
BlackRock, Inc.(b)	23,049	19,215,951
Charles Schwab Corp. (The)	229,813	16,624,672
CME Group, Inc., Class A	55,667	11,984,549
Goldman Sachs Group, Inc. (The)	48,910	20,429,218
Intercontinental Exchange, Inc.	87,763	12,061,269
Moody’s Corp.	2,185	858,771
Morgan Stanley	181,366	17,077,423
S&P Global, Inc.	45,045	19,164,395

		117,416,248

Chemicals — 2.3%
Air Products & Chemicals, Inc.	34,384	8,330,212
Dow, Inc.	109,695	6,354,631
Ecolab, Inc.	8,587	1,982,738
Linde PLC	68,092	31,616,478
Sherwin-Williams Co. (The)	6,130	2,129,133

		50,413,192

Security	Shares	Value

Commercial Services & Supplies — 0.2%
Veralto Corp.	34,105	$3,023,749
Waste Management, Inc.	6,358	1,355,208

		4,378,957

Communications Equipment — 1.5%
Cisco Systems, Inc.	628,784	31,382,610
Motorola Solutions, Inc.	2,030	720,609

		32,103,219

Consumer Finance — 1.0%
American Express Co.	60,446	13,762,950
Capital One Financial Corp.	58,757	8,748,329

		22,511,279

Consumer Staples Distribution & Retail — 1.9%
Walmart, Inc.	663,994	39,952,519

Diversified Telecommunication Services — 2.2%
AT&T Inc.	1,110,137	19,538,411
Verizon Communications, Inc.	652,551	27,381,040

		46,919,451

Electric Utilities — 2.6%
American Electric Power Co., Inc.	81,623	7,027,740
Duke Energy Corp.	119,516	11,558,393
Exelon Corp.	154,091	5,789,199
NextEra Energy, Inc.	318,288	20,341,786
Southern Co. (The)	168,958	12,121,047

		56,838,165

Electrical Equipment — 1.4%
Eaton Corp. PLC	61,747	19,307,052
Emerson Electric Co.	88,484	10,035,855

		29,342,907

Energy Equipment & Services — 0.6%
Schlumberger NV	220,899	12,107,474

Entertainment — 1.6%
Walt Disney Co. (The)	283,559	34,696,279

Financial Services — 6.1%
Berkshire Hathaway, Inc., Class B(a)	283,950	119,406,655
Fiserv, Inc.(a)	67,298	10,755,566
PayPal Holdings, Inc.(a)	15,713	1,052,614

		131,214,835

Food Products — 1.5%
Archer-Daniels-Midland Co.	82,757	5,197,967
General Mills, Inc.	88,042	6,160,299
Hershey Co. (The)	6,020	1,170,890
Kraft Heinz Co. (The)	124,507	4,594,308
Mondelez International, Inc., Class A	210,860	14,760,200

		31,883,664

Ground Transportation — 1.5%
CSX Corp.	271,976	10,082,150
Norfolk Southern Corp.	35,224	8,977,541
Union Pacific Corp.	54,063	13,295,714

		32,355,405

Health Care Equipment & Supplies — 4.4%
Abbott Laboratories	251,512	28,586,854
Becton Dickinson & Co.	44,902	11,111,000
Boston Scientific Corp.(a)	226,786	15,532,573
GE HealthCare Technologies, Inc.	59,713	5,428,509
Medtronic PLC	205,957	17,949,153
Stryker Corp.	41,090	14,704,878

		93,312,967

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 3.9%
Centene Corp.(a)	82,721	$6,491,944
Cigna Group (The)	41,298	14,999,021
CVS Health Corp.	198,550	15,836,348
Elevance Health, Inc.	31,870	16,525,870
HCA Healthcare, Inc.	24,452	8,155,475
Humana, Inc.	10,708	3,712,678
McKesson Corp.	12,776	6,858,796
UnitedHealth Group, Inc.	22,918	11,337,534

		83,917,666

Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp.	3,878	200,493
McDonald’s Corp.	66,381	18,716,123

		18,916,616

Household Products — 2.8%
Colgate-Palmolive Co.	127,242	11,458,142
Kimberly-Clark Corp.	3,008	389,085
Procter & Gamble Co. (The)	296,427	48,095,281

		59,942,508

Industrial Conglomerates — 1.3%
3M Co.	85,248	9,042,255
Honeywell International, Inc.	89,919	18,455,875

		27,498,130

Industrial REITs — 0.9%
Prologis, Inc.	143,050	18,627,971

Insurance — 2.7%
American International Group, Inc.	108,815	8,506,069
Aon PLC, Class A	30,728	10,254,548
Chubb Ltd.	62,957	16,314,047
Marsh & McLennan Cos., Inc.	15,304	3,152,318
MetLife, Inc.	96,637	7,161,768
Progressive Corp. (The)	22,746	4,704,328
Travelers Cos., Inc. (The)	35,335	8,131,997

		58,225,075

IT Services — 1.3%
International Business Machines Corp.	140,893	26,904,927

Life Sciences Tools & Services — 1.8%
Danaher Corp.	102,056	25,485,424
Thermo Fisher Scientific, Inc.	22,971	13,350,975

		38,836,399

Machinery — 0.5%
Caterpillar, Inc.	19,778	7,247,253
Deere & Co.	2,611	1,072,442
Illinois Tool Works, Inc.	8,595	2,306,296

		10,625,991

Media — 1.2%
Comcast Corp., Class A	610,841	26,479,957

Metals & Mining — 0.8%
Freeport-McMoRan, Inc.	221,462	10,413,143
Newmont Corp.	178,821	6,408,945

		16,822,088

Multi-Utilities — 0.6%
Dominion Energy, Inc.	129,579	6,373,991
Sempra	97,668	7,015,492

		13,389,483

Oil, Gas & Consumable Fuels — 9.0%
Chevron Corp.	266,814	42,087,240
ConocoPhillips	185,780	23,646,078

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	91,118	$11,648,525
Exxon Mobil Corp.	620,171	72,088,677
Kinder Morgan, Inc.	303,988	5,575,140
Marathon Petroleum Corp.	57,019	11,489,329
Occidental Petroleum Corp.	106,516	6,922,475
Pioneer Natural Resources Co.	36,080	9,471,000
Valero Energy Corp.	52,621	8,981,879

		191,910,343

Personal Care Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	24,414	3,763,418
Kenvue, Inc.	178,167	3,823,464

		7,586,882

Pharmaceuticals — 6.7%
Bristol-Myers Squibb Co.	315,712	17,121,062
Johnson & Johnson	373,706	59,116,552
Merck & Co., Inc.	321,399	42,408,598
Pfizer, Inc.	876,160	24,313,440

		142,959,652

Professional Services — 0.1%
Automatic Data Processing, Inc.	9,097	2,271,885

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Micro Devices, Inc.(a)	107,125	19,334,991
Analog Devices, Inc.	77,219	15,273,146
Applied Materials, Inc.	20,121	4,149,554
Intel Corp.	654,327	28,901,624
Lam Research Corp.	1,081	1,050,267
Micron Technology, Inc.	169,458	19,977,404
QUALCOMM, Inc.	22,141	3,748,471
Texas Instruments, Inc.	83,330	14,516,919

		106,952,376

Software — 1.8%
Oracle Corp.	140,906	17,699,203
Roper Technologies, Inc.	16,385	9,189,363
Salesforce, Inc.	35,700	10,752,126

		37,640,692

Specialized REITs — 0.7%
Crown Castle, Inc.	59,959	6,345,461
Equinix, Inc.	7,208	5,948,979
Public Storage	10,206	2,960,352

		15,254,792

Specialty Retail — 0.4%
AutoZone, Inc.(a)	438	1,380,423
Lowe’s Cos., Inc.	23,911	6,090,849
O’Reilly Automotive, Inc.(a)	1,386	1,564,627

		9,035,899

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	85,071	7,994,973

Tobacco — 1.6%
Altria Group, Inc.	276,954	12,080,734
Philip Morris International, Inc.	240,639	22,047,345

		34,128,079

Wireless Telecommunication Services — 0.6%
T-Mobile U.S., Inc.	75,883	12,385,623

Total Long-Term Investments — 99.7% (Cost: $1,864,752,944)		2,135,820,154

22	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(b)(c)	2,978,323	$2,978,323

Total Short-Term Securities — 0.2% (Cost: $2,978,323)		2,978,323

Total Investments — 99.9% (Cost: $1,867,731,267)		2,138,798,477

Other Assets Less Liabilities — 0.1%		2,817,834

Net Assets — 100.0%		$2,141,616,311

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$4,046,890	$—		$(4,045,162	)(b)	$(2,133)	$405	$—	—	$5,881	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,378,970	599,353	(b)	—		—	—	2,978,323	2,978,323	153,875		—
BlackRock, Inc.	12,557,375	6,168,975		(3,038,902)		80,605	3,447,898	19,215,951	23,049	425,579		—

						$78,472	$3,448,303	$22,194,274		$585,335		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 1000 Value E-Mini Index	58	06/21/24	$5,171	$144,172

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2024	iShares® Russell Top 200 Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$144,172	$—	$—	$—	$144,172

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$859,733	$—	$—	$—	$859,733

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$65,907	$—	$—	$—	$65,907

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,527,125

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,135,820,154	$—	$—	$2,135,820,154
Short-Term Securities
Money Market Funds	2,978,323	—	—	2,978,323

	$2,138,798,477	$—	$—	$2,138,798,477

Derivative Financial Instruments(a)
Assets
Equity Contracts	$144,172	$—	$—	$144,172

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2024

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,302,441,356	$10,206,954,948	$2,116,604,203
Investments, at value — affiliated(c)	5,977,742	36,540,745	22,194,274
Cash	276,241	1,579,376	768,384
Cash pledged:
Futures contracts	96,000	631,000	258,000
Receivables:
Securities lending income — affiliated	4,344	6,336	—
Capital shares sold	49,036	12,694	20,756
Dividends — unaffiliated	661,657	2,436,015	2,106,920
Dividends — affiliated	8,600	72,560	14,974

Total assets	1,309,514,976	10,248,233,674	2,141,967,511

LIABILITIES
Collateral on securities loaned	—	25,035,095	—
Payables:
Capital shares redeemed	—	12,694	—
Investment advisory fees	160,002	1,753,050	351,200

Total liabilities	160,002	26,800,839	351,200

Commitments and contingent liabilities

NET ASSETS	$1,309,354,974	$10,221,432,835	$2,141,616,311

NET ASSETS CONSIST OF:
Paid-in capital	$1,104,603,904	$8,335,889,656	$1,961,108,792
Accumulated earnings	204,751,070	1,885,543,179	180,507,519

NET ASSETS	$1,309,354,974	$10,221,432,835	$2,141,616,311

NET ASSET VALUE

Shares outstanding	10,300,000	52,350,000	28,050,000

Net asset value	$127.12	$195.25	$76.35

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$1,064,820,512	$7,996,380,949	$1,848,735,883
(b) Securities loaned, at value	$—	$24,703,213	$—
(c) Investments, at cost — affiliated	$5,393,767	$36,538,160	$18,995,384

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations

Year Ended March 31, 2024

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$14,539,221	$65,501,731	$43,313,842
Dividends — affiliated	177,723	612,490	579,454
Interest — unaffiliated	2,041	8,925	6,738
Securities lending income — affiliated — net	7,627	146,899	5,881

Total investment income	14,726,612	66,270,045	43,905,915

EXPENSES
Investment advisory	1,482,312	15,337,868	3,546,436
Interest expense	469	3,516	1,274

Total expenses	1,482,781	15,341,384	3,547,710

Net investment income	13,243,831	50,928,661	40,358,205

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,353,221)	(30,316,897)	(35,730,439)
Investments — affiliated	(5,265)	9,088	(297,400)
Futures contracts	474,391	4,180,280	859,733
In-kind redemptions — unaffiliated(a)	47,534,437	1,143,823,980	95,383,539
In-kind redemptions — affiliated(a)	116,531	—	375,872

	40,766,873	1,117,696,451	60,591,305

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	238,031,226	1,579,415,897	233,555,396
Investments — affiliated	718,222	(3,599)	3,448,303
Futures contracts	(38,261)	(575,167)	65,907

	238,711,187	1,578,837,131	237,069,606

Net realized and unrealized gain	279,478,060	2,696,533,582	297,660,911

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$292,721,891	$2,747,462,243	$338,019,116

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

26	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Russell Top 200 ETF		iShares Russell Top 200 Growth ETF
	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,243,831	$13,073,805	$50,928,661	$40,265,299
Net realized gain	40,766,873	110,322,010	1,117,696,451	164,547,020
Net change in unrealized appreciation (depreciation)	238,711,187	(214,427,844)	1,578,837,131	(695,673,179)

Net increase (decrease) in net assets resulting from operations	292,721,891	(91,032,029)	2,747,462,243	(490,860,860)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,527,019)	(12,861,101)	(54,476,201)	(40,613,805)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	226,752,885	(134,788,881)	1,593,895,605	1,645,653,871

NET ASSETS
Total increase (decrease) in net assets	505,947,757	(238,682,011)	4,286,881,647	1,114,179,206
Beginning of year	803,407,217	1,042,089,228	5,934,551,188	4,820,371,982

End of year	$1,309,354,974	$803,407,217	$10,221,432,835	$5,934,551,188

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets (continued)

	iShares Russell Top 200 Value ETF
	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,358,205	$30,750,705
Net realized gain	60,591,305	76,431,473
Net change in unrealized appreciation (depreciation)	237,069,606	(169,370,607)

Net increase (decrease) in net assets resulting from operations	338,019,116	(62,188,429)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(40,150,011)	(30,093,801)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	286,589,409	361,717,362

NET ASSETS
Total increase in net assets	584,458,514	269,435,132
Beginning of year	1,557,157,797	1,287,722,665

End of year	$2,141,616,311	$1,557,157,797

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Top 200 ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$97.38	$107.99	$94.64	$61.54	$65.66

Net investment income(a)	1.47	1.42	1.26	1.23	1.28
Net realized and unrealized gain (loss)(b)	29.74	(10.59)	13.37	33.09	(3.94)

Net increase (decrease) from investment operations	31.21	(9.17)	14.63	34.32	(2.66)

Distributions from net investment income(c)	(1.47)	(1.44)	(1.28)	(1.22)	(1.46)

Net asset value, end of year	$127.12	$97.38	$107.99	$94.64	$61.54

Total Return(d)
Based on net asset value	32.29%	(8.41)%	15.48%	56.06%	(4.24)%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.34%	1.51%	1.20%	1.48%	1.82%

Supplemental Data
Net assets, end of year (000)	$1,309,355	$803,407	$1,042,089	$865,920	$369,243

Portfolio turnover rate(f)	4%	5%	4%	5%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Top 200 Growth ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$138.98	$158.56	$134.47	$84.14	$82.24

Net investment income(a)	1.10	1.14	0.89	0.93	1.04
Net realized and unrealized gain (loss)(b)	56.34	(19.62)	24.09	50.31	1.90

Net increase (decrease) from investment operations	57.44	(18.48)	24.98	51.24	2.94

Distributions from net investment income(c)	(1.17)	(1.10)	(0.89)	(0.91)	(1.04)

Net asset value, end of year	$195.25	$138.98	$158.56	$134.47	$84.14

Total Return(d)
Based on net asset value	41.48%	(11.60)%	18.58%	61.04%	3.55%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	0.66%	0.87%	0.57%	0.77%	1.16%

Supplemental Data
Net assets, end of year (000)	$10,221,433	$5,934,551	$4,820,372	$3,529,895	$1,678,603

Portfolio turnover rate(f)	11%	12%	10%	11%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

30	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Top 200 Value ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$65.15	$69.61	$63.58	$44.04	$52.57

Net investment income(a)	1.55	1.40	1.30	1.26	1.40
Net realized and unrealized gain (loss)(b)	11.18	(4.52)	6.01	19.49	(8.38)

Net increase (decrease) from investment operations	12.73	(3.12)	7.31	20.75	(6.98)

Distributions from net investment income(c)	(1.53)	(1.34)	(1.28)	(1.21)	(1.55)

Net asset value, end of year	$76.35	$65.15	$69.61	$63.58	$44.04

Total Return(d)
Based on net asset value	19.82%	(4.37)%	11.56%	47.63%	(13.72)%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.28%	2.17%	1.91%	2.31%	2.56%

Supplemental Data
Net assets, end of year (000)	$2,141,616	$1,557,158	$1,287,723	$1,153,937	$389,726

Portfolio turnover rate(f)	14%	18%	15%	17%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Russell Top 200	Diversified
Russell Top 200 Growth(a)	Diversified
Russell Top 200 Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on a accrual basis.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

32	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

Russell Top 200 Growth
Citigroup Global Markets, Inc.	$24,605,658	$(24,605,658)	$ —	$ —
Wells Fargo Securities LLC	97,555	(97,555)	—	—

	$24,703,213	$(24,703,213)	$ —	$ —

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Russell Top 200	0.15%
Russell Top 200 Growth	0.20
Russell Top 200 Value	0.20

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury,

34	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Russell Top 200	$3,102
Russell Top 200 Growth	59,941
Russell Top 200 Value	2,438

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Russell Top 200	$19,500,652	$13,267,311	$(5,586,503)
Russell Top 200 Growth	402,941,126	430,931,576	(27,072,365)
Russell Top 200 Value	191,823,580	111,218,856	(19,109,849)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Russell Top 200	$40,527,453	$40,473,765
Russell Top 200 Growth	839,124,872	840,031,660
Russell Top 200 Value	257,065,602	252,385,581

For the year ended March 31, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Russell Top 200	$397,962,082	$171,936,591
Russell Top 200 Growth	4,150,595,455	2,560,964,076
Russell Top 200 Value	656,264,629	375,239,810

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to nondeductible expenses and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Russell Top 200	$47,623,388	$(47,623,388)
Russell Top 200 Growth	1,142,587,617	(1,142,587,617)
Russell Top 200 Value	95,604,691	(95,604,691)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2024	Year Ended March 31, 2023

Russell Top 200 Ordinary income	$13,527,019	$12,861,101

Russell Top 200 Growth Ordinary income	$54,476,201	$40,613,805

Russell Top 200 Value Ordinary income	$40,150,011	$30,093,801

As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Russell Top 200	$443,171	$(31,259,949)	$235,567,848	$204,751,070
Russell Top 200 Growth	1,256,605	(321,061,912)	2,205,348,486	1,885,543,179
Russell Top 200 Value	1,202,219	(85,807,431)	265,112,731	180,507,519

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains(losses) on certain futures contracts.

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Russell Top 200	$1,072,851,250	$275,639,571	$(40,071,723)	$235,567,848
Russell Top 200 Growth	8,038,147,207	2,340,443,074	(135,094,588)	2,205,348,486
Russell Top 200 Value	1,873,685,746	327,743,455	(62,630,724)	265,112,731

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

36	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/24		Year Ended 03/31/23

iShares ETF	Shares	Amount	Shares	Amount

Russell Top 200
Shares sold	3,650,000	$398,960,552	3,600,000	$333,290,298
Shares redeemed	(1,600,000)	(172,207,667)	(5,000,000)	(468,079,179)

	2,050,000	$226,752,885	(1,400,000)	$(134,788,881)

Russell Top 200 Growth
Shares sold	24,600,000	$4,159,076,206	18,450,000	$2,459,950,957
Shares redeemed	(14,950,000)	(2,565,180,601)	(6,150,000)	(814,297,086)

	9,650,000	$1,593,895,605	12,300,000	$1,645,653,871

Russell Top 200 Value
Shares sold	9,700,000	$658,415,263	11,250,000	$736,022,834
Shares redeemed	(5,550,000)	(371,825,854)	(5,850,000)	(374,305,472)

	4,150,000	$286,589,409	5,400,000	$361,717,362

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

iShares Russell Top 200 ETF iShares Russell Top 200 Growth ETF iShares Russell Top 200 Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	39

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Dividend Income

Russell Top 200	$14,643,029
Russell Top 200 Growth	67,912,031
Russell Top 200 Value	42,758,194

The following maximum amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Business Income

Russell Top 200	$305,486
Russell Top 200 Growth	1,548,997
Russell Top 200 Value	766,716

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Russell Top 200	100.00%
Russell Top 200 Growth	100.00
Russell Top 200 Value	100.00

40	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF and iShares Russell Top 200 Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	41

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2024

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Russell Top 200(a)	$1.458716	$—	$0.013090	$1.471806	99%	—%	1%	100%
Russell Top 200 Growth(a)	1.105204	—	0.063800	1.169004	95	—	5	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

42	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

44	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	45

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

46	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-305-0324

MARCH 31, 2024

2024 Annual Report

iShares Trust

• iShares Russell 3000 ETF | IWV | NYSE Arca

• iShares Russell Mid-Cap Value ETF | IWS | NYSE Arca

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2024
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	23.48%	29.88%

U.S. small cap equities (Russell 2000® Index)	19.94	19.71

International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32

Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 29.29%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive backdrop for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

Despite high spending and healthy household balance sheets, consumer sentiment remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. While inflation declined early in the reporting period — decreasing from 4.9% in April 2023 to 3% in June 2023 — it remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast inflation would continue to moderate despite the robust economy.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

4	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Russell 3000 ETF

Investment Objective

The iShares Russell 3000 ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Russell 3000® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	29.12%	14.15%	12.15%	29.12%	93.80%	214.73%
Fund Market	29.17	14.15	12.15	29.17	93.81	214.67
Index	29.29	14.34	12.33	29.29	95.39	219.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,232.20	$ 1.12		$ 1,000.00	$ 1,024.00	$ 1.01		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	iShares® Russell 3000 ETF

Portfolio Management Commentary

U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The information technology sector was the largest contributor to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. The semiconductors industry gained the most, as companies invested significantly in the specialized chips used to provide computing capacity for AI applications, which require significant processing power. Consequently, industry revenues and earnings grew rapidly, driving strong equity performance. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further supporting stock prices.

The software and services industry also advanced, driven by strength among systems software companies. Enthusiasm for generative AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform, a chatbot which grew its user base more rapidly than any other consumer application in history. Integration of AI into already existing productivity software also propelled gains.

The financials sector was a solid contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The financial services industry gained, as a large multi-sector holding company with investments in a broad array of companies benefited from rising equity prices. The industry benefited from strength among insurance companies, where rising premiums and higher investment income increased profitability.

The communication services sector also contributed significantly to the Index’s performance, led by the interactive media and services industry. Growth in the online advertising market drove large increases in both revenue and income, and cost cutting efforts boosted profitability. Strong sales of cloud computing products further bolstered earnings.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	27.6%
Financials	13.9
Health Care	12.4
Consumer Discretionary	10.5
Industrials	10.1
Communication Services	8.3
Consumer Staples	5.6
Energy	4.1
Real Estate	2.7
Materials	2.7
Utilities	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	6.2%
Apple Inc.	4.9
NVIDIA Corp.	4.2
Amazon.com, Inc.	3.2
Meta Platforms, Inc., Class A	2.1
Alphabet, Inc., Class A	1.8
Berkshire Hathaway, Inc., Class B	1.5
Alphabet, Inc., Class C, NVS	1.5
Eli Lilly & Co.	1.3
JPMorgan Chase & Co.	1.2

(a)	Excludes money market funds.

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Russell Mid-Cap Value ETF

Investment Objective

The iShares Russell Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell MidCap® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	20.17%	9.72%	8.36%	20.17%	59.01%	123.17%
Fund Market	20.09	9.70	8.35	20.09	58.87	123.00
Index	20.40	9.94	8.57	20.40	60.59	127.53

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,212.20	$ 1.29		$ 1,000.00	$ 1,023.84	$ 1.16		0.23%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2024 (continued)	iShares® Russell Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The industrials sector was the largest contributor to the Index’s performance. Strong economic growth bolstered stocks in the sector, which is sensitive to overall conditions in the broader economy. This supportive backdrop led to investor confidence that demand would continue to expand, boosting earnings in the sector. A key measure of confidence among purchasing managers in manufacturing rose to its highest level in nearly two years, as output improved and suppliers’ delivery times shortened. Moderating inflation also helped the sector by reducing cost pressures and allowing companies to maintain profitability. The capital goods industry was the leading source of strength, as spending on factory construction increased following passage of federal legislation granting subsidies for certain types of production facilities. The surge in manufacturing construction benefited makers of machinery, manufacturing equipment, building products, and tools.

The financials sector was another strong contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The capital markets industry was the largest source of strength, benefiting from growing institutional acceptance of cryptocurrencies, which promoted increased transactions and drove revenues at cryptocurrency trading platforms. Capital markets stocks also gained along with the wider market, which bolstered the value of the industry’s investments. The insurance industry also advanced, as higher premiums, greater income from investments amid higher bond yields, and slowing inflation in claim costs benefited the property and casualty insurance industry. While underwriting losses weighed on profitability amid severe storms, this was partially offset by premium growth.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	20.4%
Financials	18.1
Real Estate	9.8
Consumer Discretionary	9.4
Information Technology	9.2
Materials	7.6
Utilities	7.0
Health Care	6.5
Energy	5.5
Consumer Staples	3.7
Communication Services	2.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Phillips 66	0.9%
Parker-Hannifin Corp.	0.9
PACCAR, Inc.	0.8
Marvell Technology, Inc.	0.8
Constellation Energy Corp.	0.7
TransDigm Group, Inc.	0.7
Welltower, Inc.	0.6
Arthur J. Gallagher & Co.	0.6
KKR & Co., Inc., Class A	0.6
Aflac, Inc.	0.6

(a)	Excludes money market funds.

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
AAR Corp.(a)	9,382	$561,700
AeroVironment, Inc.(a)	6,859	1,051,348
AerSale Corp.(a)(b)	7,427	53,326
Archer Aviation, Inc., Class A(a)(b)	41,022	189,522
Astronics Corp.(a)	7,707	146,741
Axon Enterprise, Inc.(a)	18,955	5,930,640
Boeing Co. (The)(a)	152,014	29,337,182
BWX Technologies, Inc.	25,197	2,585,716
Cadre Holdings, Inc.	6,706	242,757
Curtiss-Wright Corp.	10,041	2,569,894
Ducommun, Inc.(a)	2,612	133,996
General Dynamics Corp.	65,874	18,608,746
General Electric Co.	290,893	51,060,448
HEICO Corp.(b)	11,893	2,271,563
HEICO Corp., Class A(b)	21,553	3,317,869
Hexcel Corp.	23,197	1,689,901
Howmet Aerospace, Inc.	100,709	6,891,517
Huntington Ingalls Industries, Inc.	10,288	2,998,643
Kaman Corp.	7,942	364,300
Kratos Defense & Security Solutions, Inc.(a)	40,802	749,941
L3Harris Technologies, Inc.	50,811	10,827,824
Leonardo DRS, Inc.(a)	13,285	293,466
Lockheed Martin Corp.	57,998	26,381,550
Mercury Systems, Inc.(a)	13,124	387,158
Moog, Inc., Class A	7,684	1,226,751
National Presto Industries, Inc.	2,243	187,963
Northrop Grumman Corp.	37,954	18,167,062
Park Aerospace Corp.	6,372	105,966
Rocket Lab U.S.A., Inc., Class A(a)(b)	80,988	332,861
RTX Corp.	385,823	37,629,317
Spirit AeroSystems Holdings, Inc., Class A(a)	32,478	1,171,482
Textron, Inc.	52,752	5,060,499
TransDigm Group, Inc.	14,213	17,504,731
Triumph Group, Inc.(a)	15,936	239,677
V2X, Inc.(a)	3,341	156,058
Virgin Galactic Holdings, Inc., Class A(a)(b)	66,519	98,448
Woodward, Inc.	16,253	2,504,912

		253,031,475

Air Freight & Logistics — 0.4%
Air Transport Services Group, Inc.(a)	15,846	218,041
CH Robinson Worldwide, Inc.	30,758	2,341,914
Expeditors International of Washington, Inc.	39,475	4,798,976
FedEx Corp.	62,057	17,980,395
Forward Air Corp.	7,333	228,130
GXO Logistics, Inc.(a)	31,041	1,668,764
Hub Group, Inc., Class A	17,355	750,083
United Parcel Service, Inc., Class B	194,558	28,917,155

		56,903,458

Automobile Components — 0.2%
Adient PLC(a)	24,858	818,325
American Axle & Manufacturing Holdings, Inc.(a)	30,150	221,904
Aptiv PLC(a)	72,395	5,766,262
BorgWarner, Inc.	62,404	2,167,915
Cooper-Standard Holdings, Inc.(a)	714	11,824
Dana, Inc.	34,110	433,197
Dorman Products, Inc.(a)	7,415	714,732
Fox Factory Holding Corp.(a)	11,231	584,798
Gentex Corp.	62,754	2,266,675
Gentherm, Inc.(a)	8,465	487,415
Goodyear Tire & Rubber Co. (The)(a)	75,265	1,033,388

Security	Shares	Value

Automobile Components (continued)
Holley, Inc.(a)	20,483	$91,354
LCI Industries	6,957	856,128
Lear Corp.	15,936	2,308,808
Luminar Technologies, Inc., Class A(a)(b)	66,159	130,333
Modine Manufacturing Co.(a)(b)	14,263	1,357,695
Patrick Industries, Inc.	5,898	704,634
Phinia, Inc.	12,481	479,645
QuantumScape Corp., Class A(a)(b)	97,975	616,263
Solid Power, Inc., Class A(a)(b)	37,836	76,807
Standard Motor Products, Inc.	5,089	170,736
Stoneridge, Inc.(a)	6,836	126,056
Visteon Corp.(a)	6,986	821,623
XPEL, Inc.(a)	6,641	358,747

		22,605,264

Automobiles — 1.2%
Ford Motor Co.	1,053,242	13,987,054
General Motors Co.	309,497	14,035,689
Harley-Davidson, Inc.	35,646	1,559,156
Lucid Group, Inc.(a)(b)	197,642	563,280
Rivian Automotive, Inc., Class A(a)(b)	176,849	1,936,497
Tesla, Inc.(a)	740,523	130,176,538
Thor Industries, Inc.	13,328	1,563,907
Winnebago Industries, Inc.	7,826	579,124
Workhorse Group, Inc.(a)(b)	35,413	8,308

		164,409,553

Banks — 3.6%
1st Source Corp.	4,043	211,934
ACNB Corp.	3,177	119,455
Amalgamated Financial Corp.	5,069	121,656
Amerant Bancorp, Inc., Class A	7,755	180,614
American National Bankshares, Inc.	3,342	159,614
Ameris Bancorp	16,286	787,917
Arrow Financial Corp.	4,988	124,800
Associated Banc-Corp.	39,548	850,677
Atlantic Union Bankshares Corp.	19,288	681,059
Axos Financial, Inc.(a)	15,447	834,756
Banc of California, Inc.	33,867	515,117
BancFirst Corp.	5,969	525,451
Bancorp, Inc. (The)(a)	12,672	424,005
Bank First Corp.	2,944	255,156
Bank of America Corp.	1,850,978	70,189,086
Bank of Hawaii Corp.	10,335	644,801
Bank of Marin Bancorp	4,503	75,515
Bank of NT Butterfield & Son Ltd. (The)	14,049	449,428
Bank OZK	29,511	1,341,570
BankUnited, Inc.	20,095	562,660
Banner Corp.	9,732	467,136
Bar Harbor Bankshares	4,811	127,395
BayCom Corp.	6,219	128,174
BCB Bancorp, Inc.	5,757	60,161
Berkshire Hills Bancorp, Inc.	11,818	270,869
Blue Foundry Bancorp(a)	8,862	82,948
BOK Financial Corp.	7,794	717,048
Bridgewater Bancshares, Inc.(a)	8,172	95,122
Brookline Bancorp, Inc.	17,954	178,822
Burke & Herbert Financial Services Corp.	1,694	94,915
Business First Bancshares, Inc.	6,542	145,756
Byline Bancorp, Inc.	7,358	159,816
Cadence Bank	38,190	1,107,510
Cambridge Bancorp	1,676	114,236
Camden National Corp.	3,722	124,761
Capital City Bank Group, Inc.	4,565	126,451

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Capitol Federal Financial, Inc.	39,740	$236,850
Capstar Financial Holdings, Inc.	5,906	118,711
Carter Bankshares, Inc.(a)	8,311	105,051
Cathay General Bancorp	17,703	669,704
Central Pacific Financial Corp.	8,258	163,096
Citigroup, Inc.	513,177	32,453,313
Citizens & Northern Corp.	5,811	109,131
Citizens Financial Group, Inc.	124,704	4,525,508
Citizens Financial Services, Inc.	1,344	66,125
City Holding Co.	3,834	399,579
Civista Bancshares, Inc.	6,031	92,757
CNB Financial Corp.	5,067	103,316
Coastal Financial Corp.(a)	2,797	108,719
Codorus Valley Bancorp, Inc.	5,007	113,959
Colony Bankcorp, Inc.	2,326	26,749
Columbia Banking System, Inc.	54,514	1,054,846
Columbia Financial, Inc.(a)	8,613	148,230
Comerica, Inc.	36,311	1,996,742
Commerce Bancshares, Inc.	31,859	1,694,899
Community Bank System, Inc.	14,122	678,280
Community Trust Bancorp, Inc.	3,848	164,117
ConnectOne Bancorp, Inc.	10,437	203,522
CrossFirst Bankshares, Inc.(a)(b)	12,858	177,955
Cullen/Frost Bankers, Inc.	16,192	1,822,733
Customers Bancorp, Inc.(a)	7,277	386,118
CVB Financial Corp.	34,502	615,516
Dime Community Bancshares, Inc.	9,511	183,182
Eagle Bancorp, Inc.	7,887	185,266
East West Bancorp, Inc.	37,300	2,950,803
Eastern Bankshares, Inc.	40,232	554,397
Enterprise Bancorp, Inc.	4,078	105,906
Enterprise Financial Services Corp.	9,360	379,642
Equity Bancshares, Inc., Class A	3,970	136,449
Esquire Financial Holdings, Inc.	2,267	107,614
Farmers & Merchants Bancorp, Inc.	4,351	96,984
Farmers National Banc Corp.	10,822	144,582
FB Financial Corp.	10,412	392,116
Fidelity D&D Bancorp, Inc.	2,324	112,551
Fifth Third Bancorp	180,857	6,729,689
Financial Institutions, Inc.	4,626	87,061
First Bancorp, Inc. (The)	3,789	93,361
First BanCorp/Puerto Rico	44,497	780,477
First Bancorp/Southern Pines NC	8,919	322,154
First Bancshares, Inc. (The)	9,185	238,351
First Bank	9,390	129,019
First Busey Corp.	13,988	336,411
First Business Financial Services, Inc.	3,312	124,200
First Citizens BancShares, Inc., Class A	2,920	4,774,200
First Commonwealth Financial Corp.	23,135	322,039
First Community Bankshares, Inc.	4,409	152,684
First Financial Bancorp	24,566	550,770
First Financial Bankshares, Inc.	34,478	1,131,223
First Financial Corp.	2,798	107,247
First Foundation, Inc.	11,610	87,656
First Hawaiian, Inc.	35,398	777,340
First Horizon Corp.	149,138	2,296,725
First Interstate BancSystem, Inc., Class A	23,688	644,550
First Merchants Corp.	14,325	499,942
First Mid Bancshares, Inc.	6,945	226,963
First of Long Island Corp. (The)	6,609	73,294
Five Star Bancorp	3,923	88,268
Flushing Financial Corp.	7,571	95,470

Security	Shares	Value

Banks (continued)
FNB Corp.	93,983	$1,325,160
Fulton Financial Corp.	43,533	691,739
German American Bancorp, Inc.	6,496	225,021
Glacier Bancorp, Inc.	28,469	1,146,731
Great Southern Bancorp, Inc.	2,582	141,545
Guaranty Bancshares, Inc.	3,127	94,936
Hancock Whitney Corp.	23,624	1,087,649
Hanmi Financial Corp.	8,508	135,447
HarborOne Bancorp, Inc.	17,070	181,966
HBT Financial, Inc.	5,128	97,637
Heartland Financial U.S.A., Inc.	9,638	338,776
Heritage Commerce Corp.	16,532	141,845
Heritage Financial Corp.	9,212	178,621
Hilltop Holdings, Inc.	13,815	432,686
Hingham Institution For Savings (The)(b)	466	81,298
Home Bancorp, Inc.	2,901	111,137
Home BancShares, Inc.	52,480	1,289,434
HomeStreet, Inc.	4,892	73,625
HomeTrust Bancshares, Inc.	5,436	148,620
Hope Bancorp, Inc.	29,353	337,853
Horizon Bancorp, Inc.	10,558	135,459
Huntington Bancshares, Inc.	383,900	5,355,405
Independent Bank Corp.	11,527	599,635
Independent Bank Corp.	5,164	130,907
Independent Bank Group, Inc.	9,351	426,873
International Bancshares Corp.	14,658	822,900
John Marshall Bancorp, Inc.	5,905	105,818
JPMorgan Chase & Co.	774,733	155,179,020
Kearny Financial Corp.	15,665	100,883
KeyCorp	253,635	4,009,969
Lakeland Bancorp, Inc.	17,668	213,783
Lakeland Financial Corp.	5,935	393,609
Live Oak Bancshares, Inc.	8,473	351,714
M&T Bank Corp.	44,827	6,519,639
Macatawa Bank Corp.	10,059	98,478
Mercantile Bank Corp.	4,765	183,405
Metrocity Bankshares, Inc.	7,581	189,222
Metropolitan Bank Holding Corp.(a)	2,463	94,826
Mid Penn Bancorp, Inc.	5,603	112,116
Middlefield Banc Corp.	4,209	100,511
Midland States Bancorp, Inc.	6,245	156,937
MidWestOne Financial Group, Inc.	6,073	142,351
MVB Financial Corp.	5,596	124,847
National Bank Holdings Corp., Class A	8,169	294,656
NBT Bancorp, Inc.	11,816	433,411
New York Community Bancorp, Inc., Class A	188,689	607,579
Nicolet Bankshares, Inc.	3,267	280,929
Northeast Bank	2,854	157,940
Northeast Community Bancorp, Inc.	7,091	111,541
Northfield Bancorp, Inc.	12,266	119,226
Northrim BanCorp, Inc.	2,490	125,770
Northwest Bancshares, Inc.	26,773	311,905
NU Holdings Ltd., Class A(a)	626,840	7,478,201
OceanFirst Financial Corp.	15,179	249,087
OFG Bancorp	11,498	423,241
Old National Bancorp	76,936	1,339,456
Old Second Bancorp, Inc.	11,937	165,208
Orange County Bancorp, Inc.	2,520	115,920
Origin Bancorp, Inc.	7,021	219,336
Orrstown Financial Services, Inc.	2,111	56,511
Pacific Premier Bancorp, Inc.	22,786	546,864
Park National Corp.	3,564	484,169

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Pathward Financial, Inc.	7,053	$356,035
Peapack-Gladstone Financial Corp.	4,853	118,073
Peoples Bancorp, Inc.	9,650	285,737
Peoples Financial Services Corp.	3,240	139,676
Pinnacle Financial Partners, Inc.	20,275	1,741,217
PNC Financial Services Group, Inc. (The)	106,670	17,237,872
Popular, Inc.	19,196	1,690,976
Preferred Bank	2,434	186,858
Premier Financial Corp.	8,942	181,523
Primis Financial Corp.	9,730	118,414
Prosperity Bancshares, Inc.	22,721	1,494,587
Provident Financial Services, Inc.	21,816	317,859
QCR Holdings, Inc.	5,059	307,284
RBB Bancorp	4,890	88,069
Red River Bancshares, Inc.	2,064	102,767
Regions Financial Corp.	247,521	5,207,842
Renasant Corp.	16,064	503,124
Republic Bancorp, Inc., Class A	3,139	160,089
S&T Bancorp, Inc.	8,869	284,518
Sandy Spring Bancorp, Inc.	10,989	254,725
Seacoast Banking Corp. of Florida	16,955	430,487
ServisFirst Bancshares, Inc.	13,441	891,945
Shore Bancshares, Inc.	6,807	78,281
Sierra Bancorp	7,011	141,622
Simmons First National Corp., Class A	34,010	661,835
SmartFinancial, Inc.	6,430	135,480
South Plains Financial, Inc.	3,549	94,971
Southern First Bancshares, Inc.(a)	2,915	92,580
Southern Missouri Bancorp, Inc.	2,559	111,854
Southside Bancshares, Inc.	9,126	266,753
SouthState Corp.	20,983	1,784,184
Stellar Bancorp, Inc.	13,625	331,905
Stock Yards Bancorp, Inc.	7,597	371,569
Summit Financial Group, Inc.	4,419	120,020
Synovus Financial Corp.	37,561	1,504,694
Texas Capital Bancshares, Inc.(a)	13,047	803,043
TFS Financial Corp.	15,208	191,012
Third Coast Bancshares, Inc.(a)	1,134	22,703
Timberland Bancorp, Inc.	3,804	102,404
Tompkins Financial Corp.	3,422	172,092
Towne Bank	16,998	476,964
TriCo Bancshares	7,287	268,016
Triumph Financial, Inc.(a)	5,820	461,642
Truist Financial Corp.	356,448	13,894,343
TrustCo Bank Corp.	5,288	148,910
Trustmark Corp.	16,710	469,718
U.S. Bancorp	417,884	18,679,415
UMB Financial Corp.	11,200	974,288
United Bankshares, Inc.	35,794	1,281,067
United Community Banks, Inc.	25,283	665,449
Univest Financial Corp.	7,193	149,758
Valley National Bancorp	112,572	896,073
Veritex Holdings, Inc.	12,013	246,146
WaFd, Inc.	16,850	489,156
Washington Trust Bancorp, Inc.	3,592	96,553
Webster Financial Corp.	46,693	2,370,604
Wells Fargo & Co.	965,658	55,969,538
WesBanco, Inc.	16,920	504,385
West BanCorp, Inc.	5,736	102,273
Westamerica BanCorp	7,723	377,500
Western Alliance Bancorp	29,981	1,924,480
Wintrust Financial Corp.	16,943	1,768,680

Security	Shares	Value

Banks (continued)
WSFS Financial Corp.	16,322	$736,775
Zions Bancorp N.A.	39,593	1,718,336

		498,398,234

Beverages — 1.3%
Boston Beer Co., Inc. (The), Class A, NVS(a)	2,417	735,783
Brown-Forman Corp., Class A	14,155	749,507
Brown-Forman Corp., Class B, NVS	48,904	2,524,425
Celsius Holdings, Inc.(a)(b)	38,310	3,176,665
Coca-Cola Co. (The)	1,044,690	63,914,134
Coca-Cola Consolidated, Inc.	1,325	1,121,493
Constellation Brands, Inc., Class A	42,986	11,681,875
Duckhorn Portfolio, Inc. (The)(a)	15,669	145,878
Keurig Dr. Pepper, Inc.	256,836	7,877,160
MGP Ingredients, Inc.(b)	3,871	333,409
Molson Coors Beverage Co., Class B	46,418	3,121,611
Monster Beverage Corp.(a)	199,909	11,850,606
National Beverage Corp.(a)	6,731	319,453
PepsiCo, Inc.	370,069	64,765,776
Primo Water Corp.	44,851	816,737
Vita Coco Co., Inc. (The)(a)	11,856	289,642

		173,424,154

Biotechnology — 2.3%
2seventy bio, Inc.(a)	19,316	103,341
4D Molecular Therapeutics, Inc.(a)	12,463	397,071
89bio, Inc.(a)(b)	16,255	189,208
AbbVie, Inc.	473,602	86,242,924
ACADIA Pharmaceuticals, Inc.(a)	34,566	639,125
ACELYRIN, Inc.(a)(b)	10,851	73,244
Adicet Bio, Inc.(a)(b)	8,508	19,994
ADMA Biologics, Inc.(a)	66,288	437,501
Aerovate Therapeutics, Inc.(a)	4,627	136,820
Agenus, Inc.(a)(b)	61,774	35,829
Agios Pharmaceuticals, Inc.(a)	16,266	475,618
Akero Therapeutics, Inc.(a)(b)	14,125	356,797
Aldeyra Therapeutics, Inc.(a)	14,670	47,971
Alector, Inc.(a)(b)	16,166	97,319
Alkermes PLC(a)	42,493	1,150,286
Allakos, Inc.(a)	25,228	31,787
Allogene Therapeutics, Inc.(a)(b)	24,875	111,191
Alnylam Pharmaceuticals, Inc.(a)	34,033	5,086,232
Alpine Immune Sciences, Inc.(a)	9,565	379,157
Altimmune, Inc.(a)	22,912	233,244
ALX Oncology Holdings, Inc.(a)	9,164	102,179
Amgen, Inc.	143,370	40,762,958
Amicus Therapeutics, Inc.(a)	80,364	946,688
AnaptysBio, Inc.(a)	7,266	163,630
Anavex Life Sciences Corp.(a)(b)	19,282	98,145
Anika Therapeutics, Inc.(a)	6,005	152,527
Annexon, Inc.(a)	23,241	166,638
Apellis Pharmaceuticals, Inc.(a)	26,454	1,554,966
Apogee Therapeutics, Inc.(a)	11,011	731,681
Arbutus Biopharma Corp.(a)(b)	48,458	125,022
Arcellx, Inc.(a)	10,867	755,800
Arcturus Therapeutics Holdings, Inc.(a)(b)	8,778	296,433
Arcus Biosciences, Inc.(a)	12,077	228,014
Arcutis Biotherapeutics, Inc.(a)	24,706	244,836
Ardelyx, Inc.(a)	56,010	408,873
Arrowhead Pharmaceuticals, Inc.(a)(b)	30,780	880,308
Astria Therapeutics, Inc.(a)	11,311	159,202
Atara Biotherapeutics, Inc.(a)(b)	26,316	18,263
Aura Biosciences, Inc.(a)	8,700	68,295
Aurinia Pharmaceuticals, Inc.(a)	37,702	188,887

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Avid Bioservices, Inc.(a)(b)	16,734	$112,118
Avidity Biosciences, Inc.(a)(b)	22,022	562,001
Avita Medical, Inc.(a)	7,139	114,438
Beam Therapeutics, Inc.(a)(b)	21,234	701,571
BioCryst Pharmaceuticals, Inc.(a)	46,097	234,173
Biogen, Inc.(a)	38,535	8,309,302
Biohaven Ltd.(a)(b)	19,347	1,058,087
BioMarin Pharmaceutical, Inc.(a)	49,865	4,355,209
Biomea Fusion, Inc.(a)(b)	5,226	78,129
Bioxcel Therapeutics, Inc.(a)(b)	3,844	10,840
Bluebird Bio, Inc.(a)(b)	17,305	22,150
Blueprint Medicines Corp.(a)	15,555	1,475,547
Bridgebio Pharma, Inc.(a)(b)	32,326	999,520
Cabaletta Bio, Inc.(a)(b)	9,412	160,569
CareDx, Inc.(a)(b)	12,883	136,431
Cargo Therapeutics, Inc.(a)(b)	5,722	127,715
Caribou Biosciences, Inc.(a)	17,921	92,114
Carisma Therapeutics, Inc.(a)	13,919	31,596
Catalyst Pharmaceuticals, Inc.(a)	32,471	517,588
Celcuity, Inc.(a)	7,900	170,640
Celldex Therapeutics, Inc.(a)	16,540	694,184
Century Therapeutics, Inc.(a)	10,218	42,711
Cerevel Therapeutics Holdings, Inc.(a)	18,628	787,406
CG oncology, Inc.(a)(b)	6,190	271,741
Chinook Therapeutics, Inc., CVR(a)(c)	16,679	7,339
Cogent Biosciences, Inc.(a)	24,737	166,233
Coherus Biosciences, Inc.(a)(b)	16,580	39,626
Compass Therapeutics, Inc.(a)(b)	33,317	65,968
Crinetics Pharmaceuticals, Inc.(a)	17,081	799,562
Cullinan Oncology, Inc.(a)	8,133	138,586
Cytokinetics, Inc.(a)(b)	24,491	1,717,064
Day One Biopharmaceuticals, Inc.(a)(b)	18,230	301,160
Deciphera Pharmaceuticals, Inc.(a)	16,136	253,819
Denali Therapeutics, Inc.(a)	32,313	663,063
Design Therapeutics, Inc.(a)(b)	8,904	35,883
Disc Medicine, Inc.(a)	2,121	132,053
Dynavax Technologies Corp.(a)	37,341	463,402
Dyne Therapeutics, Inc.(a)	15,735	446,717
Eagle Pharmaceuticals, Inc.(a)	3,848	20,164
Editas Medicine, Inc.(a)(b)	18,705	138,791
Emergent BioSolutions, Inc.(a)	11,972	30,289
Enanta Pharmaceuticals, Inc.(a)	4,834	84,402
Entrada Therapeutics, Inc.(a)	7,474	105,907
Erasca, Inc.(a)	17,298	35,634
Exact Sciences Corp.(a)	48,329	3,337,601
Exelixis, Inc.(a)	83,093	1,971,797
Fate Therapeutics, Inc.(a)(b)	20,287	148,907
FibroGen, Inc.(a)	22,366	52,560
Genelux Corp.(a)(b)	5,492	35,314
Generation Bio Co.(a)	21,004	85,486
Geron Corp.(a)(b)	133,687	441,167
Gilead Sciences, Inc.	334,919	24,532,817
Halozyme Therapeutics, Inc.(a)	35,834	1,457,727
Heron Therapeutics, Inc.(a)(b)	28,347	78,521
HilleVax, Inc.(a)	5,825	96,870
Humacyte, Inc.(a)(b)	24,465	76,086
Ideaya Biosciences, Inc.(a)	18,016	790,542
IGM Biosciences, Inc.(a)(b)	5,378	51,898
ImmunityBio, Inc.(a)(b)	21,799	117,061
Immunovant, Inc.(a)	16,150	521,806
Incyte Corp.(a)	49,347	2,811,299
Inhibrx, Inc.(a)	7,629	266,710

Security	Shares	Value

Biotechnology (continued)
Inozyme Pharma, Inc.(a)	23,730	$181,772
Insmed, Inc.(a)(b)	36,380	986,989
Intellia Therapeutics, Inc.(a)	23,273	640,240
Ionis Pharmaceuticals, Inc.(a)(b)	38,384	1,663,946
Iovance Biotherapeutics, Inc.(a)(b)	63,507	941,174
Ironwood Pharmaceuticals, Inc., Class A(a)	40,367	351,597
iTeos Therapeutics, Inc.(a)	6,606	90,106
Janux Therapeutics, Inc.(a)(b)	5,834	219,650
KalVista Pharmaceuticals, Inc.(a)(b)	6,491	76,983
Karyopharm Therapeutics, Inc.(a)(b)	22,497	33,970
Keros Therapeutics, Inc.(a)(b)	6,959	460,686
Kezar Life Sciences, Inc.(a)(b)	14,150	12,758
Kiniksa Pharmaceuticals Ltd., Class A(a)	11,525	227,388
Kodiak Sciences, Inc.(a)(b)	14,120	74,271
Krystal Biotech, Inc.(a)(b)	5,868	1,044,093
Kura Oncology, Inc.(a)(b)	16,683	355,848
Kymera Therapeutics, Inc.(a)(b)	9,778	393,076
Lexicon Pharmaceuticals, Inc.(a)(b)	34,981	83,954
Lyell Immunopharma, Inc.(a)(b)	40,921	91,254
MacroGenics, Inc.(a)	16,336	240,466
Madrigal Pharmaceuticals, Inc.(a)(b)	3,846	1,027,036
MannKind Corp.(a)	60,046	272,008
MeiraGTx Holdings PLC(a)	17,150	104,101
Mersana Therapeutics, Inc.(a)(b)	22,276	99,796
MiMedx Group, Inc.(a)	33,421	257,342
Mineralys Therapeutics, Inc.(a)(b)	6,220	80,300
Mirum Pharmaceuticals, Inc.(a)(b)	6,006	150,871
Moderna, Inc.(a)	89,681	9,556,407
Monte Rosa Therapeutics, Inc.(a)(b)	14,180	99,969
Morphic Holding, Inc.(a)(b)	11,880	418,176
Mural Oncology PLC(a)	4,253	20,797
Myriad Genetics, Inc.(a)	22,751	485,051
Natera, Inc.(a)	29,720	2,718,191
Neurocrine Biosciences, Inc.(a)	26,287	3,625,503
Nkarta, Inc.(a)	8,723	94,296
Novavax, Inc.(a)(b)	19,576	93,573
Nurix Therapeutics, Inc.(a)(b)	10,588	155,644
Nuvalent, Inc., Class A(a)(b)	7,625	572,561
Olema Pharmaceuticals, Inc.(a)(b)	11,785	133,406
Organogenesis Holdings, Inc., Class A(a)(b)	31,030	88,125
ORIC Pharmaceuticals, Inc.(a)	17,214	236,692
Outlook Therapeutics, Inc.(a)(b)	3,216	38,399
PepGen, Inc.(a)(b)	7,407	108,883
PMV Pharmaceuticals, Inc.(a)	8,303	14,115
Precigen, Inc.(a)(b)	60,507	87,735
Prime Medicine, Inc.(a)(b)	10,397	72,779
ProKidney Corp., Class A(a)(b)	16,226	26,611
Protagonist Therapeutics, Inc.(a)	15,830	457,962
Prothena Corp. PLC(a)	10,764	266,624
PTC Therapeutics, Inc.(a)	19,832	576,913
RAPT Therapeutics, Inc.(a)	5,458	49,013
Recursion Pharmaceuticals, Inc., Class A(a)(b)	31,939	318,432
Regeneron Pharmaceuticals, Inc.(a)	27,497	26,465,588
REGENXBIO, Inc.(a)	9,274	195,403
Relay Therapeutics, Inc.(a)(b)	19,987	165,892
Replimune Group, Inc.(a)(b)	10,302	84,167
REVOLUTION Medicines, Inc.(a)	39,362	1,268,637
Rhythm Pharmaceuticals, Inc.(a)(b)	13,510	585,388
Rigel Pharmaceuticals, Inc.(a)	63,784	94,400
Rocket Pharmaceuticals, Inc.(a)	18,677	503,158
Roivant Sciences Ltd.(a)	92,683	976,879
Sage Therapeutics, Inc.(a)	13,544	253,815

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Sana Biotechnology, Inc.(a)(b)	22,591	$225,910
Sangamo Therapeutics, Inc.(a)(b)	33,743	22,615
Sarepta Therapeutics, Inc.(a)	23,730	3,072,086
Savara, Inc.(a)(b)	41,962	208,971
Scholar Rock Holding Corp.(a)	12,436	220,863
Seres Therapeutics, Inc.(a)(b)	18,218	14,103
SpringWorks Therapeutics, Inc.(a)(b)	18,872	928,880
Stoke Therapeutics, Inc.(a)	7,768	104,868
Summit Therapeutics, Inc.(a)(b)	40,304	166,859
Sutro Biopharma, Inc.(a)(b)	22,487	127,052
Syndax Pharmaceuticals, Inc.(a)	19,639	467,408
Tango Therapeutics, Inc.(a)	12,939	102,736
Tenaya Therapeutics, Inc.(a)	15,793	82,597
TG Therapeutics, Inc.(a)(b)	35,722	543,332
Travere Therapeutics, Inc.(a)	16,869	130,060
Twist Bioscience Corp.(a)	15,096	517,944
Tyra Biosciences, Inc.(a)(b)	6,501	106,616
Ultragenyx Pharmaceutical, Inc.(a)	21,899	1,022,464
United Therapeutics Corp.(a)	11,921	2,738,492
UroGen Pharma Ltd.(a)	9,451	141,765
Vanda Pharmaceuticals, Inc.(a)	14,919	61,317
Vaxcyte, Inc.(a)(b)	27,800	1,899,018
Vera Therapeutics, Inc., Class A(a)	10,673	460,220
Veracyte, Inc.(a)	17,415	385,916
Vericel Corp.(a)	11,612	604,056
Vertex Pharmaceuticals, Inc.(a)	69,132	28,897,867
Verve Therapeutics, Inc.(a)(b)	12,453	165,376
Viking Therapeutics, Inc.(a)(b)	27,381	2,245,242
Vir Biotechnology, Inc.(a)	20,108	203,694
Viridian Therapeutics, Inc.(a)	10,421	182,472
Voyager Therapeutics, Inc.(a)	8,963	83,446
X4 Pharmaceuticals, Inc.(a)	55,253	76,802
Xencor, Inc.(a)	14,946	330,755
Y-mAbs Therapeutics, Inc.(a)	9,127	148,405
Zentalis Pharmaceuticals, Inc.(a)(b)	14,046	221,365
Zymeworks, Inc.(a)(b)	14,031	147,606

		316,013,652

Broadline Retail — 3.3%
Amazon.com, Inc.(a)	2,418,052	436,168,220
Big Lots, Inc.	8,961	38,801
ContextLogic, Inc., Class A(a)(b)	5,646	32,126
Coupang, Inc., Class A(a)	290,785	5,173,065
Dillard’s, Inc., Class A(b)	1,050	495,222
eBay, Inc.	139,408	7,357,954
Etsy, Inc.(a)	33,329	2,290,369
Kohl’s Corp.	29,333	855,057
Macy’s, Inc.	73,811	1,475,482
Nordstrom, Inc.	29,064	589,127
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	17,001	1,352,770
Savers Value Village, Inc.(a)(b)	6,855	132,164

		455,960,357

Building Products — 0.7%
A. O. Smith Corp.	31,834	2,847,870
AAON, Inc.	17,564	1,547,388
Advanced Drainage Systems, Inc.	18,181	3,131,495
Allegion PLC	23,098	3,111,532
American Woodmark Corp.(a)	4,766	484,512
Apogee Enterprises, Inc.	6,973	412,802
Armstrong World Industries, Inc.	12,129	1,506,664
AZEK Co., Inc. (The), Class A(a)	36,819	1,849,050
AZZ, Inc.	6,738	520,915
Builders FirstSource, Inc.(a)	32,294	6,734,914

Security	Shares	Value

Building Products (continued)
Carlisle Cos., Inc.	13,072	$5,122,263
Carrier Global Corp.	224,206	13,033,095
CSW Industrials, Inc.	4,336	1,017,226
Fortune Brands Innovations, Inc.	34,378	2,910,785
Gibraltar Industries, Inc.(a)	8,138	655,353
Griffon Corp.	11,111	814,881
Hayward Holdings, Inc.(a)	37,836	579,269
Insteel Industries, Inc.	4,291	164,002
Janus International Group, Inc.(a)(b)	22,257	336,748
JELD-WEN Holding, Inc.(a)	21,780	462,389
Johnson Controls International PLC	181,219	11,837,225
Lennox International, Inc.	8,450	4,130,022
Masco Corp.	61,076	4,817,675
Masonite International Corp.(a)(b)	6,201	815,122
Masterbrand, Inc.(a)	34,188	640,683
Owens Corning	23,821	3,973,343
Quanex Building Products Corp.	9,063	348,291
Resideo Technologies, Inc.(a)	37,867	848,978
Simpson Manufacturing Co., Inc.	11,617	2,383,576
Trane Technologies PLC	60,960	18,300,192
Trex Co., Inc.(a)(b)	28,522	2,845,070
UFP Industries, Inc.	16,337	2,009,614
Zurn Elkay Water Solutions Corp.	38,941	1,303,355

		101,496,299

Capital Markets — 3.0%
Affiliated Managers Group, Inc.	9,195	1,539,887
Ameriprise Financial, Inc.	26,917	11,801,489
Ares Management Corp., Class A	44,886	5,968,940
Artisan Partners Asset Management, Inc., Class A	14,871	680,646
AssetMark Financial Holdings, Inc.(a)(b)	7,035	249,109
B Riley Financial, Inc.(b)	5,776	122,278
Bank of New York Mellon Corp. (The)	203,967	11,752,579
BGC Group, Inc., Class A(b)	87,339	678,624
BlackRock, Inc.(d)	39,955	33,310,484
Blackstone, Inc., Class A, NVS	191,362	25,139,226
Blue Owl Capital, Inc., Class A	118,538	2,235,627
Brightsphere Investment Group, Inc.	8,537	194,985
Carlyle Group, Inc. (The)	57,275	2,686,770
Cboe Global Markets, Inc.	28,571	5,249,350
Charles Schwab Corp. (The)	397,791	28,776,201
CME Group, Inc., Class A	96,513	20,778,284
Cohen & Steers, Inc.	6,095	468,645
Coinbase Global, Inc., Class A(a)	46,011	12,198,436
Diamond Hill Investment Group, Inc., Class A	686	105,761
Donnelley Financial Solutions, Inc.(a)	6,452	400,089
Evercore, Inc., Class A	9,513	1,832,109
FactSet Research Systems, Inc.	10,307	4,683,398
Forge Global Holdings, Inc.(a)	46,605	89,948
Franklin Resources, Inc.	80,434	2,261,000
GCM Grosvenor, Inc., Class A	13,029	125,860
Goldman Sachs Group, Inc. (The)	84,786	35,414,264
Hamilton Lane, Inc., Class A	9,332	1,052,276
Houlihan Lokey, Inc., Class A	13,840	1,774,150
Interactive Brokers Group, Inc., Class A	27,985	3,126,204
Intercontinental Exchange, Inc.	151,957	20,883,451
Invesco Ltd.	100,166	1,661,754
Janus Henderson Group PLC	38,565	1,268,403
Jefferies Financial Group, Inc.	47,482	2,093,956
KKR & Co., Inc., Class A	177,943	17,897,507
Lazard, Inc.	29,031	1,215,528
LPL Financial Holdings, Inc.	20,203	5,337,633

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
MarketAxess Holdings, Inc.	9,998	$2,192,061
Moelis & Co., Class A	16,225	921,093
Moody’s Corp.	42,489	16,699,452
Morgan Stanley	314,401	29,603,998
Morningstar, Inc.	6,787	2,092,907
MSCI, Inc., Class A	20,641	11,568,248
Nasdaq, Inc.	98,693	6,227,528
Northern Trust Corp.	53,709	4,775,804
Open Lending Corp.(a)(b)	26,900	168,394
P10, Inc., Class A	9,808	82,583
Patria Investments Ltd., Class A	14,307	212,316
Perella Weinberg Partners, Class A	8,322	117,590
Piper Sandler Cos	4,964	985,304
PJT Partners, Inc., Class A	6,282	592,141
Raymond James Financial, Inc.	50,475	6,481,999
Robinhood Markets, Inc., Class A(a)	169,875	3,419,584
S&P Global, Inc.	84,837	36,093,902
SEI Investments Co.	26,899	1,934,038
State Street Corp.	80,779	6,245,832
StepStone Group, Inc., Class A	15,092	539,388
Stifel Financial Corp.	25,957	2,029,059
StoneX Group, Inc.(a)	7,945	558,216
T Rowe Price Group, Inc.	59,319	7,232,172
TPG, Inc., Class A	20,040	895,788
Tradeweb Markets, Inc., Class A	30,443	3,171,247
Victory Capital Holdings, Inc., Class A	7,921	336,088
Virtu Financial, Inc., Class A	21,751	446,331
Virtus Investment Partners, Inc.	1,751	434,213
WisdomTree, Inc.	40,090	368,427
XP, Inc., Class A	88,125	2,261,287

		413,741,841

Chemicals — 1.6%
AdvanSix, Inc.	7,877	225,282
Air Products & Chemicals, Inc.	59,739	14,472,968
Albemarle Corp.	30,951	4,077,485
American Vanguard Corp.	8,822	114,245
Arcadium Lithium PLC(a)	268,184	1,155,873
Ashland, Inc.	13,705	1,334,456
Aspen Aerogels, Inc.(a)(b)	10,497	184,747
Avient Corp.	23,035	999,719
Axalta Coating Systems Ltd.(a)	60,728	2,088,436
Balchem Corp.	8,159	1,264,237
Cabot Corp.	14,120	1,301,864
Celanese Corp., Class A	26,225	4,507,028
CF Industries Holdings, Inc.	52,333	4,354,629
Chemours Co. (The)	38,276	1,005,128
Core Molding Technologies, Inc.(a)	4,120	77,992
Corteva, Inc.	189,546	10,931,118
Danimer Scientific, Inc., Class A(a)(b)	27,481	29,954
Dow, Inc.	188,905	10,943,267
DuPont de Nemours, Inc.	115,568	8,860,599
Eastman Chemical Co.	31,816	3,188,599
Ecolab, Inc.	66,325	15,314,442
Ecovyst, Inc.(a)	25,658	286,087
Element Solutions, Inc.	58,947	1,472,496
FMC Corp.	33,034	2,104,266
Ginkgo Bioworks Holdings, Inc., Class A(a)(b)	407,271	472,434
Hawkins, Inc.	4,481	344,141
HB Fuller Co.	15,083	1,202,718
Huntsman Corp.	45,102	1,174,005
Ingevity Corp.(a)	9,731	464,169
Innospec, Inc.	6,514	839,915

Security	Shares	Value

Chemicals (continued)
International Flavors & Fragrances, Inc.	68,415	$5,883,006
Intrepid Potash, Inc.(a)(b)	2,894	60,369
Koppers Holdings, Inc.	5,206	287,215
Linde PLC	130,224	60,465,608
LSB Industries, Inc.(a)	19,491	171,131
LyondellBasell Industries NV, Class A	69,483	7,106,721
Mativ Holdings, Inc.	13,937	261,319
Minerals Technologies, Inc.	9,716	731,420
Mosaic Co. (The)	87,793	2,849,761
NewMarket Corp.	1,770	1,123,277
Olin Corp.	33,445	1,966,566
Origin Materials, Inc., Class A(a)(b)	32,071	16,356
Orion SA	15,994	376,179
Perimeter Solutions SA(a)	38,516	285,789
PPG Industries, Inc.	62,574	9,066,973
PureCycle Technologies, Inc.(a)(b)	27,747	172,586
Quaker Chemical Corp.	3,550	728,637
Rayonier Advanced Materials, Inc.(a)	16,232	77,589
RPM International, Inc.	34,672	4,124,234
Scotts Miracle-Gro Co. (The)	10,732	800,500
Sensient Technologies Corp.	11,421	790,219
Sherwin-Williams Co. (The)	63,975	22,220,437
Stepan Co.	6,107	549,874
Trinseo PLC	9,810	37,082
Tronox Holdings PLC	26,977	468,051
Westlake Corp.(b)	9,049	1,382,687

		216,795,885

Commercial Services & Supplies — 0.7%
ABM Industries, Inc.	17,542	782,724
ACCO Brands Corp.	27,796	155,935
ACV Auctions, Inc., Class A(a)(b)	33,576	630,221
Aris Water Solutions, Inc., Class A	6,497	91,933
BrightView Holdings, Inc.(a)	13,936	165,838
Brink’s Co. (The)	11,663	1,077,428
Casella Waste Systems, Inc., Class A(a)(b)	14,596	1,443,106
CECO Environmental Corp.(a)(b)	8,450	194,519
Cimpress PLC(a)(b)	4,454	394,223
Cintas Corp.	23,286	15,998,181
Clean Harbors, Inc.(a)	13,494	2,716,477
Copart, Inc.(a)(b)	231,139	13,387,571
CoreCivic, Inc.(a)	30,580	477,354
Deluxe Corp.	10,898	224,390
Driven Brands Holdings, Inc.(a)	16,982	268,146
Ennis, Inc.	6,516	133,643
Enviri Corp.(a)	22,498	205,857
GEO Group, Inc. (The)(a)	33,156	468,163
Healthcare Services Group, Inc.(a)	20,239	252,583
HNI Corp.	12,919	583,034
Interface, Inc., Class A	14,437	242,830
Li-Cycle Holdings Corp.(a)(b)	36,189	37,275
Liquidity Services, Inc.(a)	6,754	125,624
Matthews International Corp., Class A	7,924	246,278
MillerKnoll, Inc.	21,047	521,124
Montrose Environmental Group, Inc.(a)	6,015	235,608
MSA Safety, Inc.	9,638	1,865,820
OPENLANE, Inc.(a)	28,518	493,361
Performant Financial Corp.(a)	40,155	118,056
RB Global, Inc.	48,193	3,670,861
Republic Services, Inc.	55,131	10,554,279
Rollins, Inc.	68,086	3,150,339
SP Plus Corp.(a)	5,958	311,127
Steelcase, Inc., Class A	25,254	330,322

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Stericycle, Inc.(a)	24,059	$1,269,112
Tetra Tech, Inc.	14,238	2,629,901
UniFirst Corp.	4,116	713,838
Veralto Corp.	58,348	5,173,134
Vestis Corp.	30,894	595,327
Viad Corp.(a)	5,038	198,951
VSE Corp.	2,970	237,600
Waste Management, Inc.	109,364	23,310,937

		95,683,030

Communications Equipment — 0.8%
ADTRAN Holdings, Inc.	18,518	100,738
Arista Networks, Inc.(a)(b)	67,134	19,467,517
Aviat Networks, Inc.(a)	3,540	135,724
Calix, Inc.(a)	14,534	481,947
Cambium Networks Corp.(a)	4,531	19,529
Ciena Corp.(a)	40,040	1,979,978
Cisco Systems, Inc.	1,090,006	54,402,199
Clearfield, Inc.(a)	3,407	105,072
CommScope Holding Co., Inc.(a)	51,962	68,070
Comtech Telecommunications Corp.(a)	8,050	27,612
Digi International, Inc.(a)	8,662	276,578
Extreme Networks, Inc.(a)	35,150	405,631
F5, Inc.(a)(b)	15,739	2,983,957
Harmonic, Inc.(a)	32,128	431,800
Infinera Corp.(a)(b)	53,051	319,898
Juniper Networks, Inc.	84,101	3,116,783
Lumentum Holdings, Inc.(a)(b)	19,027	900,928
Motorola Solutions, Inc.	44,238	15,703,605
NETGEAR, Inc.(a)	8,758	138,114
NetScout Systems, Inc.(a)	16,568	361,845
Ribbon Communications, Inc.(a)	23,455	75,056
Ubiquiti, Inc.	1,059	122,685
Viasat, Inc.(a)(b)	31,164	563,757
Viavi Solutions, Inc.(a)	63,918	581,015

		102,770,038

Construction & Engineering — 0.3%
AECOM	35,672	3,498,710
Ameresco, Inc., Class A(a)(b)	7,996	192,943
API Group Corp.(a)(b)	56,317	2,211,568
Arcosa, Inc.	12,801	1,099,094
Argan, Inc.	3,845	194,326
Bowman Consulting Group Ltd.(a)	3,335	116,025
Comfort Systems U.S.A., Inc.	9,526	3,026,505
Construction Partners, Inc., Class A(a)(b)	11,725	658,359
Dycom Industries, Inc.(a)	7,169	1,028,966
EMCOR Group, Inc.	12,527	4,386,955
Fluor Corp.(a)	39,032	1,650,273
Granite Construction, Inc.	13,383	764,571
Great Lakes Dredge & Dock Corp.(a)	14,724	128,835
IES Holdings, Inc.(a)	2,687	326,847
Limbach Holdings, Inc.(a)	3,640	150,769
MasTec, Inc.(a)	16,775	1,564,269
MDU Resources Group, Inc.	52,180	1,314,936
MYR Group, Inc.(a)	4,078	720,786
Northwest Pipe Co.(a)	4,004	138,859
Primoris Services Corp.	15,621	664,986
Quanta Services, Inc.	38,452	9,989,830
Sterling Infrastructure, Inc.(a)	8,255	910,609
Tutor Perini Corp.(a)	13,265	191,812

Security	Shares	Value

Construction & Engineering (continued)
Valmont Industries, Inc.	5,513	$1,258,508
WillScot Mobile Mini Holdings Corp.(a)	49,292	2,292,078

		38,481,419

Construction Materials — 0.2%
Eagle Materials, Inc.	9,015	2,449,826
Knife River Corp.(a)	15,293	1,239,956
Martin Marietta Materials, Inc.	16,628	10,208,594
Summit Materials, Inc., Class A(a)	32,461	1,446,787
United States Lime & Minerals, Inc.	683	203,630
Vulcan Materials Co.	35,391	9,658,912

		25,207,705

Consumer Finance — 0.6%
Ally Financial, Inc.	71,750	2,912,333
American Express Co.	155,641	35,437,899
Bread Financial Holdings, Inc.	12,814	477,193
Capital One Financial Corp.	101,552	15,120,077
Credit Acceptance Corp.(a)	1,825	1,006,579
Discover Financial Services	67,190	8,807,937
Encore Capital Group, Inc.(a)	6,516	297,195
Enova International, Inc.(a)	7,558	474,869
FirstCash Holdings, Inc.	9,756	1,244,280
Green Dot Corp., Class A(a)	14,236	132,822
LendingClub Corp.(a)	25,737	226,228
LendingTree, Inc.(a)	3,872	163,941
Navient Corp.	25,349	441,073
Nelnet, Inc., Class A	3,240	306,666
NerdWallet, Inc., Class A(a)	5,907	86,833
OneMain Holdings, Inc.	29,522	1,508,279
PRA Group, Inc.(a)	9,564	249,429
PROG Holdings, Inc.	10,659	367,096
Regional Management Corp.	3,385	81,951
SLM Corp.	58,047	1,264,844
SoFi Technologies, Inc.(a)(b)	261,521	1,909,103
Synchrony Financial	107,878	4,651,700
Upstart Holdings, Inc.(a)(b)	20,190	542,909
World Acceptance Corp.(a)	985	142,805

		77,854,041

Consumer Staples Distribution & Retail — 1.8%
Albertsons Cos., Inc., Class A	110,509	2,369,313
Andersons, Inc. (The)	9,836	564,291
BJ’s Wholesale Club Holdings, Inc.(a)	35,060	2,652,289
Casey’s General Stores, Inc.	9,990	3,181,315
Chefs’ Warehouse, Inc. (The)(a)	7,586	285,689
Costco Wholesale Corp.	118,907	87,114,835
Dollar General Corp.	59,095	9,222,366
Dollar Tree, Inc.(a)	54,937	7,314,862
Grocery Outlet Holding Corp.(a)	26,207	754,237
Ingles Markets, Inc., Class A	4,232	324,510
Kroger Co. (The)	175,388	10,019,916
Maplebear, Inc.(a)(b)	5,613	209,309
Performance Food Group Co.(a)	41,773	3,117,937
PriceSmart, Inc.	7,362	618,408
SpartanNash Co.	9,015	182,193
Sprouts Farmers Market, Inc.(a)(b)	27,747	1,789,127
Sysco Corp.	133,803	10,862,128
Target Corp.	123,114	21,817,032
U.S. Foods Holding Corp.(a)	60,179	3,247,861
United Natural Foods, Inc.(a)	14,113	162,158
Walgreens Boots Alliance, Inc.	191,468	4,152,941

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Staples Distribution & Retail (continued)
Walmart, Inc.	1,148,837	$69,125,522
Weis Markets, Inc.	4,741	305,320

		239,393,559

Containers & Packaging — 0.3%
Amcor PLC	388,629	3,695,862
AptarGroup, Inc.	17,372	2,499,657
Ardagh Group SA, Class A(a)	4,919	32,982
Ardagh Metal Packaging SA	41,863	143,590
Avery Dennison Corp.	21,650	4,833,363
Ball Corp.	82,694	5,570,268
Berry Global Group, Inc.	30,647	1,853,531
Crown Holdings, Inc.	28,146	2,230,852
Graphic Packaging Holding Co.	82,908	2,419,255
Greif, Inc., Class A, NVS	6,324	436,672
Greif, Inc., Class B	1,997	138,831
International Paper Co.	91,895	3,585,743
Myers Industries, Inc.	9,713	225,050
O-I Glass, Inc.(a)	43,649	724,137
Packaging Corp. of America	23,986	4,552,063
Pactiv Evergreen, Inc.	10,587	151,606
Sealed Air Corp.	37,991	1,413,265
Silgan Holdings, Inc.	22,054	1,070,942
Sonoco Products Co.	26,076	1,508,236
TriMas Corp.	9,862	263,611
Westrock Co.	67,541	3,339,903

		40,689,419

Distributors — 0.1%
Genuine Parts Co.	37,221	5,766,650
LKQ Corp.	70,690	3,775,553
Pool Corp.	10,243	4,133,050

		13,675,253

Diversified Consumer Services — 0.1%
2U, Inc.(a)(b)	18,543	7,226
ADT, Inc.	75,355	506,386
Adtalem Global Education, Inc.(a)	10,571	543,349
Bright Horizons Family Solutions, Inc.(a)(b)	14,985	1,698,700
Carriage Services, Inc.	3,910	105,726
Chegg, Inc.(a)	32,097	242,974
Coursera, Inc.(a)	34,844	488,513
Duolingo, Inc., Class A(a)	7,547	1,664,717
European Wax Center, Inc., Class A(a)	6,833	88,692
Frontdoor, Inc.(a)(b)	22,845	744,290
Graham Holdings Co., Class B	1,031	791,478
Grand Canyon Education, Inc.(a)	8,060	1,097,853
H&R Block, Inc.	38,914	1,911,067
Laureate Education, Inc., Class A	35,345	514,977
Mister Car Wash, Inc.(a)(b)	20,225	156,744
OneSpaWorld Holdings Ltd.(a)	14,010	185,352
Perdoceo Education Corp.	20,257	355,713
Service Corp. International	38,301	2,842,317
Strategic Education, Inc.	5,904	614,725
Stride, Inc.(a)	11,163	703,827
Udemy, Inc.(a)	22,356	245,469
Universal Technical Institute, Inc.(a)	13,812	220,163
WW International, Inc.(a)	16,387	30,316

		15,760,574

Diversified REITs — 0.1%
Alexander & Baldwin, Inc.	20,232	333,221
American Assets Trust, Inc.	12,465	273,108
Armada Hoffler Properties, Inc.	14,826	154,191
Broadstone Net Lease, Inc.	46,624	730,598

Security	Shares	Value

Diversified REITs (continued)
CTO Realty Growth, Inc.	6,704	$113,633
Empire State Realty Trust, Inc., Class A	38,723	392,264
Essential Properties Realty Trust, Inc.	41,365	1,102,791
Gladstone Commercial Corp.	9,793	135,535
Global Net Lease, Inc.	55,042	427,676
NexPoint Diversified Real Estate Trust	10,315	68,079
One Liberty Properties, Inc.	4,617	104,298
WP Carey, Inc.	58,329	3,292,089

		7,127,483

Diversified Telecommunication Services — 0.6%
Anterix, Inc.(a)	3,196	107,418
AST SpaceMobile, Inc., Class A(a)(b)	18,009	52,226
AT&T Inc.	1,921,149	33,812,222
ATN International, Inc.	3,070	96,720
Bandwidth, Inc., Class A(a)(b)	8,519	155,557
Cogent Communications Holdings, Inc.	11,557	755,019
Consolidated Communications Holdings, Inc.(a)	20,785	89,791
Frontier Communications Parent, Inc.(a)(b)	63,145	1,547,053
GCI Liberty, Inc. Escrow, Class A(a)(c)	28,033	—
Globalstar, Inc.(a)(b)	172,230	253,178
IDT Corp., Class B	5,257	198,767
Iridium Communications, Inc.	33,700	881,592
Liberty Latin America Ltd., Class A(a)	11,904	82,971
Liberty Latin America Ltd., Class C, NVS(a)(b)	42,853	299,542
Lumen Technologies, Inc.(a)	268,652	419,097
Ooma, Inc.(a)	7,107	60,623
Shenandoah Telecommunications Co.	13,318	231,334
Verizon Communications, Inc.	1,129,146	47,378,966

		86,422,076

Electric Utilities — 1.3%
ALLETE, Inc.	15,023	895,972
Alliant Energy Corp.	67,635	3,408,804
American Electric Power Co., Inc.	141,497	12,182,892
Avangrid, Inc.	19,321	704,057
Constellation Energy Corp.	86,279	15,948,673
Duke Energy Corp.	206,284	19,949,726
Edison International	102,342	7,238,650
Entergy Corp.	56,181	5,937,208
Evergy, Inc.	59,646	3,183,903
Eversource Energy	94,501	5,648,325
Exelon Corp.	266,100	9,997,377
FirstEnergy Corp.	144,892	5,595,729
Genie Energy Ltd., Class B	3,944	59,475
Hawaiian Electric Industries, Inc.	29,237	329,501
IDACORP, Inc.	12,942	1,202,182
MGE Energy, Inc.	9,504	748,155
NextEra Energy, Inc.	551,759	35,262,918
NRG Energy, Inc.	61,229	4,144,591
OGE Energy Corp.	55,159	1,891,954
Otter Tail Corp.	10,579	914,026
PG&E Corp.	546,365	9,157,077
Pinnacle West Capital Corp.	30,682	2,292,866
PNM Resources, Inc.	22,405	843,324
Portland General Electric Co.	26,828	1,126,776
PPL Corp.	199,539	5,493,309
Southern Co. (The)	291,858	20,937,893
Xcel Energy, Inc.	147,603	7,933,661

		183,029,024

Electrical Equipment — 0.8%
Acuity Brands, Inc.	8,558	2,299,791
Allient, Inc.	3,510	125,237

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
AMETEK, Inc.	61,341	$11,219,269
Array Technologies, Inc.(a)	41,229	614,724
Atkore, Inc.(b)	9,973	1,898,460
Babcock & Wilcox Enterprises, Inc.(a)	17,290	19,538
Blink Charging Co.(a)(b)	9,934	29,901
Bloom Energy Corp., Class A(a)(b)	51,810	582,344
ChargePoint Holdings, Inc., Class A(a)(b)	87,772	166,767
Eaton Corp. PLC	106,804	33,395,475
Emerson Electric Co.	153,029	17,356,549
Encore Wire Corp.	3,829	1,006,185
Energy Vault Holdings, Inc.(a)(b)	35,874	64,214
EnerSys	11,504	1,086,668
Enovix Corp.(a)(b)	38,261	306,471
Eos Energy Enterprises, Inc., Class A(a)(b)	32,264	33,232
ESS Tech, Inc.(a)(b)	32,113	23,227
Fluence Energy, Inc., Class A(a)(b)	15,582	270,192
FuelCell Energy, Inc.(a)(b)	100,728	119,866
Generac Holdings, Inc.(a)(b)	16,555	2,088,248
GrafTech International Ltd.	57,139	78,852
Hubbell, Inc.	14,439	5,992,907
LSI Industries, Inc.	8,998	136,050
NEXTracker, Inc., Class A(a)(b)	32,649	1,837,159
NuScale Power Corp., Class A(a)(b)	10,286	54,619
nVent Electric PLC	44,227	3,334,716
Plug Power, Inc.(a)(b)	136,169	468,421
Powell Industries, Inc.	2,842	404,417
Preformed Line Products Co.	881	113,358
Regal Rexnord Corp.	17,371	3,128,517
Rockwell Automation, Inc.	31,017	9,036,183
Sensata Technologies Holding PLC	40,425	1,485,214
SES AI Corp., Class A(a)	45,128	75,815
Shoals Technologies Group, Inc., Class A(a)(b)	43,033	481,109
Stem, Inc.(a)(b)	42,407	92,871
SunPower Corp.(a)(b)	20,402	61,206
Sunrun, Inc.(a)(b)	53,706	707,845
Thermon Group Holdings, Inc.(a)(b)	8,760	286,627
TPI Composites, Inc.(a)(b)	10,605	30,861
Vertiv Holdings Co., Class A	91,262	7,453,368
Vicor Corp.(a)	5,547	212,117

		108,178,590

Electronic Equipment, Instruments & Components — 0.7%
908 Devices, Inc.(a)(b)	7,918	59,781
Advanced Energy Industries, Inc.	9,586	977,580
Akoustis Technologies, Inc.(a)(b)	33,726	19,935
Amphenol Corp., Class A	156,113	18,007,634
Arlo Technologies, Inc.(a)(b)	21,698	274,480
Arrow Electronics, Inc.(a)	14,353	1,858,139
Avnet, Inc.	24,382	1,208,860
Badger Meter, Inc.	8,079	1,307,263
Bel Fuse, Inc., Class B, NVS	2,752	165,973
Belden, Inc.	11,215	1,038,621
Benchmark Electronics, Inc.	10,654	319,726
CDW Corp.	36,370	9,302,719
Climb Global Solutions, Inc.	2,014	142,752
Cognex Corp.	45,383	1,925,147
Coherent Corp.(a)	34,803	2,109,758
Corning, Inc.	205,988	6,789,364
Crane NXT Co.	12,637	782,230
CTS Corp.	8,291	387,936
Daktronics, Inc.(a)(b)	13,696	136,412
ePlus, Inc.(a)	7,604	597,218
Evolv Technologies Holdings, Inc., Class A(a)	34,306	152,662

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Fabrinet(a)	9,449	$1,786,050
FARO Technologies, Inc.(a)	4,211	90,579
Insight Enterprises, Inc.(a)(b)	7,363	1,365,984
IPG Photonics Corp.(a)	8,524	773,042
Itron, Inc.(a)	11,807	1,092,384
Jabil, Inc.	33,329	4,464,419
Keysight Technologies, Inc.(a)	46,541	7,278,082
Kimball Electronics, Inc.(a)	6,043	130,831
Knowles Corp.(a)	26,111	420,387
Lightwave Logic, Inc.(a)(b)	31,686	148,290
Littelfuse, Inc.	6,298	1,526,320
Luna Innovations, Inc.(a)(b)	11,561	37,053
Methode Electronics, Inc.	9,302	113,298
MicroVision, Inc.(a)(b)	41,776	76,868
Mirion Technologies, Inc., Class A(a)	56,348	640,677
Napco Security Technologies, Inc.	7,634	306,581
nLight, Inc.(a)(b)	10,913	141,869
Novanta, Inc.(a)	9,815	1,715,368
OSI Systems, Inc.(a)	4,566	652,116
PAR Technology Corp.(a)(b)	7,452	338,023
PC Connection, Inc.	2,993	197,328
Plexus Corp.(a)	7,468	708,116
Rogers Corp.(a)	5,021	595,942
Sanmina Corp.(a)	16,120	1,002,342
ScanSource, Inc.(a)	6,817	300,221
SmartRent, Inc., Class A(a)	38,506	103,196
TD SYNNEX Corp.	15,579	1,761,985
Teledyne Technologies, Inc.(a)	12,396	5,321,851
Trimble, Inc.(a)(b)	65,042	4,186,103
TTM Technologies, Inc.(a)	24,126	377,572
Vishay Intertechnology, Inc.	32,373	734,220
Vishay Precision Group, Inc.(a)	3,260	115,176
Vontier Corp.	42,794	1,941,136
Vuzix Corp.(a)(b)	20,056	24,268
Zebra Technologies Corp., Class A(a)(b)	13,943	4,202,978

		92,234,845

Energy Equipment & Services — 0.5%
Archrock, Inc.	35,156	691,519
Atlas Energy Solutions, Inc.	6,673	150,943
Baker Hughes Co., Class A	268,307	8,988,284
Borr Drilling Ltd.(b)	62,887	430,776
Bristow Group, Inc.(a)(b)	6,188	168,314
Cactus, Inc., Class A	17,419	872,518
ChampionX Corp.	51,523	1,849,160
Core Laboratories, Inc.	12,339	210,750
Diamond Offshore Drilling, Inc.(a)	26,542	362,033
DMC Global, Inc.(a)	6,419	125,106
Dril-Quip, Inc.(a)(b)	9,958	224,354
Expro Group Holdings NV(a)	25,530	509,834
Halliburton Co.	239,036	9,422,799
Helix Energy Solutions Group, Inc.(a)	35,770	387,747
Helmerich & Payne, Inc.	27,054	1,137,891
Kodiak Gas Services, Inc.	6,561	179,378
Liberty Energy, Inc., Class A	41,359	856,958
Nabors Industries Ltd.(a)	2,254	194,137
Newpark Resources, Inc.(a)	26,336	190,146
Noble Corp. PLC	31,103	1,508,184
NOV, Inc.	105,244	2,054,363
Oceaneering International, Inc.(a)	24,796	580,226
Oil States International, Inc.(a)	23,137	142,524
Patterson-UTI Energy, Inc.	91,065	1,087,316
ProFrac Holding Corp., Class A(a)(b)	8,210	68,636

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
ProPetro Holding Corp.(a)	20,043	$161,947
RPC, Inc.	20,816	161,116
Schlumberger NV	383,013	20,992,943
SEACOR Marine Holdings, Inc.(a)	9,958	138,815
Seadrill Ltd.(a)	13,299	668,940
Select Water Solutions, Inc., Class A	22,610	208,690
Solaris Oilfield Infrastructure, Inc., Class A	12,609	109,320
TechnipFMC PLC	116,457	2,924,235
TETRA Technologies, Inc.(a)	42,513	188,333
Tidewater, Inc.(a)	13,076	1,202,992
U.S. Silica Holdings, Inc.(a)	21,396	265,524
Valaris Ltd.(a)	15,720	1,183,087
Weatherford International PLC(a)	18,349	2,117,842

		62,717,680

Entertainment — 1.3%
AMC Entertainment Holdings, Inc., Class A(a)(b)	53,130	197,644
Atlanta Braves Holdings, Inc., Class A(a)	3,141	131,608
Atlanta Braves Holdings, Inc., Class C, NVS(a)	13,458	525,670
Cinemark Holdings, Inc.(a)(b)	29,289	526,323
Electronic Arts, Inc.	72,217	9,581,029
Eventbrite, Inc., Class A(a)	18,665	102,284
IMAX Corp.(a)(b)	14,885	240,690
Liberty Media Corp. - Liberty Formula One, Class A(a)	6,579	386,451
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)	51,464	3,376,038
Liberty Media Corp. - Liberty Live, Class A(a)	5,015	212,385
Liberty Media Corp. - Liberty Live, Class C, NVS(a)	12,293	538,679
Lions Gate Entertainment Corp., Class A(a)(b)	14,259	141,877
Lions Gate Entertainment Corp., Class B, NVS(a)	33,747	314,185
Live Nation Entertainment, Inc.(a)	42,031	4,445,619
Madison Square Garden Entertainment Corp.(a)	11,383	446,327
Madison Square Garden Sports Corp., Class A(a)	5,282	974,635
Marcus Corp. (The)	7,282	103,841
Netflix, Inc.(a)	114,532	69,558,720
Playstudios, Inc., Class A(a)	27,673	76,931
Playtika Holding Corp.	6,253	44,084
ROBLOX Corp., Class A(a)	124,940	4,770,209
Roku, Inc., Class A(a)(b)	33,392	2,176,157
Sphere Entertainment Co., Class A(a)(b)	6,888	338,063
Spotify Technology SA(a)	37,589	9,919,737
Take-Two Interactive Software, Inc.(a)(b)	44,309	6,579,443
TKO Group Holdings, Inc., Class A	16,273	1,406,150
Vivid Seats, Inc., Class A(a)(b)	22,500	134,775
Walt Disney Co. (The)	491,557	60,146,915
Warner Bros Discovery, Inc., Class A(a)	584,830	5,105,566

		182,502,035

Financial Services — 4.2%
Acacia Research Corp.(a)(b)	30,929	164,852
Affirm Holdings, Inc., Class A(a)(b)	60,446	2,252,218
Alerus Financial Corp.	5,590	122,030
A-Mark Precious Metals, Inc.	5,150	158,054
Apollo Global Management, Inc.	139,819	15,722,647
AvidXchange Holdings, Inc.(a)	38,092	500,910
Banco Latinoamericano de Comercio Exterior SA, Class E	10,914	323,273
Berkshire Hathaway, Inc., Class B(a)	491,468	206,672,123
Block, Inc., Class A(a)	148,173	12,532,472
Cannae Holdings, Inc.(a)	16,787	373,343
Cantaloupe, Inc.(a)	24,612	158,255
Cass Information Systems, Inc.	3,407	164,115

Security	Shares	Value

Financial Services (continued)
Compass Diversified Holdings	20,278	$488,091
Corpay, Inc.(a)(b)	18,880	5,825,235
Enact Holdings, Inc.	8,495	264,874
Equitable Holdings, Inc.	91,680	3,484,757
Essent Group Ltd.	29,269	1,741,798
Euronet Worldwide, Inc.(a)	12,401	1,363,242
EVERTEC, Inc.	19,154	764,245
Federal Agricultural Mortgage Corp., Class C, NVS	2,524	496,925
Fidelity National Information Services, Inc.	159,356	11,821,028
Fiserv, Inc.(a)	160,422	25,638,644
Flywire Corp.(a)	30,406	754,373
Global Payments, Inc.	69,647	9,309,018
I3 Verticals, Inc., Class A(a)	6,140	140,545
International Money Express, Inc.(a)	9,566	218,392
Jack Henry & Associates, Inc..	19,966	3,468,693
Jackson Financial, Inc., Class A	18,898	1,249,914
Marqeta, Inc., Class A(a)	141,362	842,518
Mastercard, Inc., Class A	222,839	107,312,577
Merchants Bancorp	5,203	224,666
MGIC Investment Corp.	75,893	1,696,967
Mr. Cooper Group, Inc.(a)	16,856	1,313,925
NCR Atleos Corp.(a)	16,859	332,965
NewtekOne, Inc.	6,648	73,128
NMI Holdings, Inc., Class A(a)	22,175	717,140
Ocwen Financial Corp.(a)	3,462	93,509
Pagseguro Digital Ltd., Class A(a)	52,650	751,842
Payoneer Global, Inc.(a)	72,535	352,520
PayPal Holdings, Inc.(a)(b)	289,776	19,412,094
Paysafe Ltd.(a)	7,770	122,688
PennyMac Financial Services, Inc., Class A	6,765	616,224
Radian Group, Inc.	39,825	1,332,943
Remitly Global, Inc.(a)(b)	34,572	717,023
Repay Holdings Corp., Class A(a)	20,887	229,757
Rocket Cos., Inc., Class A(a)(b)	31,039	451,617
Shift4 Payments, Inc., Class A(a)(b)	15,077	996,137
StoneCo Ltd., Class A(a)	76,442	1,269,702
Toast, Inc., Class A(a)(b)	99,329	2,475,279
UWM Holdings Corp., Class A	33,167	240,792
Velocity Financial, Inc.(a)(b)	7,808	140,544
Visa, Inc., Class A	428,116	119,478,613
Voya Financial, Inc.	26,321	1,945,648
Walker & Dunlop, Inc.	8,122	820,809
Waterstone Financial, Inc.	8,279	100,755
Western Union Co. (The)	72,596	1,014,892
WEX, Inc.(a)(b)	11,692	2,777,201

		574,028,541

Food Products — 0.8%
Archer-Daniels-Midland Co.	142,482	8,949,294
B&G Foods, Inc.	16,916	193,519
Benson Hill, Inc.(a)(b)	59,889	12,008
Beyond Meat, Inc.(a)(b)	15,092	124,962
BRC, Inc., Class A(a)(b)	14,133	60,489
Bunge Global SA	38,528	3,949,891
Calavo Growers, Inc.	4,139	115,106
Cal-Maine Foods, Inc.	11,688	687,839
Campbell Soup Co.	50,797	2,257,927
Conagra Brands, Inc.	126,411	3,746,822
Darling Ingredients, Inc.(a)	42,432	1,973,512
Dole PLC	18,820	224,523
Flowers Foods, Inc.	49,458	1,174,627
Fresh Del Monte Produce, Inc.	8,960	232,154

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Freshpet, Inc.(a)	12,168	$1,409,784
General Mills, Inc.	152,621	10,678,891
Hain Celestial Group, Inc. (The)(a)	23,438	184,223
Hershey Co. (The)	40,203	7,819,483
Hormel Foods Corp.	78,321	2,732,620
Ingredion, Inc.	17,918	2,093,718
J & J Snack Foods Corp.	4,118	595,298
J M Smucker Co. (The)	27,363	3,444,181
John B Sanfilippo & Son, Inc.	1,974	209,086
Kellanova	69,513	3,982,400
Kraft Heinz Co. (The)	216,700	7,996,230
Lamb Weston Holdings, Inc.	38,798	4,133,151
Lancaster Colony Corp.	5,059	1,050,400
Limoneira Co.	7,433	145,389
McCormick & Co., Inc., NVS	67,916	5,216,628
Mission Produce, Inc.(a)(b)	10,456	124,113
Mondelez International, Inc., Class A	364,846	25,539,220
Pilgrim’s Pride Corp.(a)	13,863	475,778
Post Holdings, Inc.(a)	13,372	1,421,176
Seaboard Corp.	75	241,794
Seneca Foods Corp., Class A(a)	2,102	119,604
Simply Good Foods Co. (The)(a)	22,851	777,620
SunOpta, Inc.(a)	28,018	192,484
TreeHouse Foods, Inc.(a)	13,278	517,178
Tyson Foods, Inc., Class A	75,232	4,418,375
Utz Brands, Inc., Class A(b)	15,613	287,904
Vital Farms, Inc.(a)	8,726	202,880
Westrock Coffee Co.(a)(b)	10,068	104,002
WK Kellogg Co.	17,378	326,706

		110,142,989

Gas Utilities — 0.1%
Atmos Energy Corp.	39,979	4,752,304
Brookfield Infrastructure Corp., Class A	31,637	1,140,198
Chesapeake Utilities Corp.	5,862	628,993
National Fuel Gas Co.	24,553	1,318,987
New Jersey Resources Corp.	26,407	1,133,124
Northwest Natural Holding Co.	8,688	323,367
ONE Gas, Inc.	14,451	932,523
Southwest Gas Holdings, Inc.	17,171	1,307,228
Spire, Inc.	13,528	830,213
UGI Corp.	56,410	1,384,302

		13,751,239

Ground Transportation — 1.1%
ArcBest Corp.	6,174	879,795
Avis Budget Group, Inc.	5,421	663,856
Covenant Logistics Group, Inc., Class A	3,733	173,062
CSX Corp.	529,399	19,624,821
Daseke, Inc.(a)	12,685	105,285
FTAI Infrastructure, Inc.	32,549	204,408
Heartland Express, Inc.	11,909	142,193
Hertz Global Holdings, Inc.(a)(b)	35,667	279,273
JB Hunt Transport Services, Inc.	21,998	4,383,101
Knight-Swift Transportation Holdings, Inc.	42,081	2,315,297
Landstar System, Inc.	9,232	1,779,560
Lyft, Inc., Class A(a)	93,162	1,802,685
Marten Transport Ltd.	14,116	260,864
Norfolk Southern Corp.	61,210	15,600,593
Old Dominion Freight Line, Inc.	52,734	11,565,094
RXO, Inc.(a)	33,434	731,202
Ryder System, Inc.	11,980	1,439,876
Saia, Inc.(a)	7,093	4,149,405
Schneider National, Inc., Class B	14,810	335,298

Security	Shares	Value

Ground Transportation (continued)
Uber Technologies, Inc.(a)	527,877	$40,641,250
U-Haul Holding Co.(a)	2,314	156,288
U-Haul Holding Co., NVS(b)	26,748	1,783,557
Union Pacific Corp.	163,740	40,268,578
Universal Logistics Holdings, Inc.	3,522	129,856
Werner Enterprises, Inc.	16,378	640,707
XPO, Inc.(a)	30,216	3,687,258

		153,743,162

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	464,149	52,755,175
Accuray, Inc.(a)(b)	29,491	72,843
Align Technology, Inc.(a)	20,679	6,781,058
Alphatec Holdings, Inc.(a)	21,348	294,389
AngioDynamics, Inc.(a)(b)	10,226	60,027
Artivion, Inc.(a)	10,558	223,407
AtriCure, Inc.(a)	12,052	366,622
Atrion Corp.	382	177,076
Avanos Medical, Inc.(a)	12,076	240,433
Axogen, Inc.(a)	10,972	88,544
Axonics, Inc.(a)	12,811	883,575
Baxter International, Inc.	136,233	5,822,598
Becton Dickinson & Co.	77,697	19,226,123
Boston Scientific Corp.(a)	392,320	26,869,997
Butterfly Network, Inc., Class A(a)(b)	47,783	51,606
Cerus Corp.(a)	38,840	73,408
CONMED Corp.	7,842	627,987
Cooper Cos., Inc. (The)	52,097	5,285,762
Cutera, Inc.(a)(b)	4,110	6,042
CVRx, Inc.(a)	5,149	93,763
DENTSPLY SIRONA, Inc.	58,398	1,938,230
Dexcom, Inc.(a)	103,814	14,399,002
Edwards Lifesciences Corp.(a)	161,446	15,427,780
Embecta Corp.	16,109	213,766
Enovis Corp.(a)	13,995	873,988
Envista Holdings Corp.(a)	43,187	923,338
GE HealthCare Technologies, Inc.	112,029	10,184,556
Glaukos Corp.(a)	13,274	1,251,605
Globus Medical, Inc., Class A(a)(b)	32,663	1,752,043
Haemonetics Corp.(a)	13,706	1,169,807
Hologic, Inc.(a)	62,130	4,843,655
ICU Medical, Inc.(a)	5,110	548,405
IDEXX Laboratories, Inc.(a)	22,123	11,944,871
Inari Medical, Inc.(a)(b)	14,820	711,064
Inmode Ltd.(a)	20,370	440,196
Inogen, Inc.(a)	4,675	37,727
Inspire Medical Systems, Inc.(a)(b)	7,713	1,656,675
Insulet Corp.(a)	18,336	3,142,790
Integer Holdings Corp.(a)	9,104	1,062,255
Integra LifeSciences Holdings Corp.(a)	19,317	684,788
Intuitive Surgical, Inc.(a)	93,775	37,424,665
iRadimed Corp.	2,757	121,280
iRhythm Technologies, Inc.(a)(b)	7,972	924,752
Lantheus Holdings, Inc.(a)	17,503	1,089,387
LeMaitre Vascular, Inc.	4,770	316,537
LivaNova PLC(a)	13,805	772,252
Masimo Corp.(a)	11,512	1,690,537
Medtronic PLC	356,441	31,063,833
Merit Medical Systems, Inc.(a)	15,544	1,177,458
Neogen Corp.(a)	57,160	901,985
Nevro Corp.(a)	9,096	131,346
Novocure Ltd.(a)(b)	26,916	420,697
Omnicell, Inc.(a)	11,588	338,717

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
OraSure Technologies, Inc.(a)	20,681	$127,188
Orthofix Medical, Inc.(a)	9,092	132,016
OrthoPediatrics Corp.(a)	2,863	83,485
Outset Medical, Inc.(a)	12,604	27,981
Paragon 28, Inc.(a)	14,758	182,261
Penumbra, Inc.(a)(b)	9,656	2,155,026
PROCEPT BioRobotics Corp.(a)(b)	11,064	546,783
Pulmonx Corp.(a)(b)	8,033	74,466
QuidelOrtho Corp.(a)	14,475	693,932
ResMed, Inc.	39,250	7,772,677
RxSight, Inc.(a)	8,165	421,151
Shockwave Medical, Inc.(a)	9,946	3,238,716
SI-BONE, Inc.(a)(b)	13,819	226,217
Silk Road Medical, Inc.(a)	9,326	170,852
STAAR Surgical Co.(a)	12,652	484,319
STERIS PLC	26,905	6,048,782
Stryker Corp.	95,193	34,066,719
Surmodics, Inc.(a)	3,847	112,871
Tactile Systems Technology, Inc.(a)	7,240	117,650
Tandem Diabetes Care, Inc.(a)	16,391	580,405
Teleflex, Inc.	12,819	2,899,273
TransMedics Group, Inc.(a)(b)	8,763	647,936
Treace Medical Concepts, Inc.(a)	10,738	140,131
UFP Technologies, Inc.(a)	1,981	499,608
Utah Medical Products, Inc.	1,147	81,563
Varex Imaging Corp.(a)	9,820	177,742
Zimmer Biomet Holdings, Inc.	55,957	7,385,205
Zimvie, Inc.(a)	9,016	148,674
Zynex, Inc.(a)(b)	7,362	91,068

		338,915,119

Health Care Providers & Services — 2.5%
23andMe Holding Co., Class A(a)(b)	61,789	32,872
Acadia Healthcare Co., Inc.(a)	24,601	1,948,891
Accolade, Inc.(a)(b)	14,940	156,571
AdaptHealth Corp.(a)	20,157	232,007
Addus HomeCare Corp.(a)	4,432	458,003
Agiliti, Inc.(a)	7,271	73,583
agilon health, Inc.(a)(b)	75,822	462,514
Alignment Healthcare, Inc.(a)	20,752	102,930
Amedisys, Inc.(a)	8,779	809,073
AMN Healthcare Services, Inc.(a)	9,600	600,096
Astrana Health, Inc.(a)	12,402	520,760
BrightSpring Health Services, Inc.(a)(b)	15,326	166,594
Brookdale Senior Living, Inc.(a)(b)	49,501	327,202
Cardinal Health, Inc.	66,147	7,401,849
CareMax, Inc., Class A(a)(b)	748	3,605
Castle Biosciences, Inc.(a)	5,376	119,078
Cencora, Inc.	45,170	10,975,858
Centene Corp.(a)	142,709	11,199,802
Chemed Corp.	3,936	2,526,636
Cigna Group (The)	77,310	28,078,219
Community Health Systems, Inc.(a)	41,052	143,682
CorVel Corp.(a)	2,089	549,323
Cross Country Healthcare, Inc.(a)(b)	12,011	224,846
CVS Health Corp.	343,584	27,404,260
DaVita, Inc.(a)	14,478	1,998,688
DocGo, Inc.(a)(b)	24,611	99,428
Elevance Health, Inc.	63,720	33,041,369
Encompass Health Corp.	25,581	2,112,479
Enhabit, Inc.(a)(b)	14,397	167,725
Ensign Group, Inc. (The)	14,951	1,860,203
Fulgent Genetics, Inc.(a)	5,255	114,033

Security	Shares	Value

Health Care Providers & Services (continued)
Guardant Health, Inc.(a)	29,164	$601,653
HCA Healthcare, Inc.	53,359	17,796,827
HealthEquity, Inc.(a)	23,017	1,878,878
Henry Schein, Inc.(a)	35,553	2,684,963
Hims & Hers Health, Inc., Class A(a)	31,845	492,642
Humana, Inc.	32,843	11,387,325
Laboratory Corp. of America Holdings	22,733	4,966,251
LifeStance Health Group, Inc.(a)(b)	23,433	144,582
McKesson Corp.	35,778	19,207,419
ModivCare, Inc.(a)	3,095	72,578
Molina Healthcare, Inc.(a)	15,568	6,395,801
Nano-X Imaging Ltd.(a)(b)	14,554	142,193
National HealthCare Corp.	3,507	331,447
National Research Corp., Class A	3,767	149,211
NeoGenomics, Inc.(a)	34,406	540,862
OPKO Health, Inc.(a)(b)	100,786	120,943
Option Care Health, Inc.(a)	44,185	1,481,965
Owens & Minor, Inc.(a)	19,512	540,677
Patterson Cos., Inc.	21,583	596,770
Pediatrix Medical Group, Inc.(a)	20,706	207,681
Pennant Group, Inc. (The)(a)	8,601	168,838
PetIQ, Inc., Class A(a)	9,370	171,284
Premier, Inc., Class A	32,790	724,659
Privia Health Group, Inc.(a)(b)	29,194	571,910
Progyny, Inc.(a)	21,052	803,134
Quest Diagnostics, Inc.	30,388	4,044,947
R1 RCM, Inc.(a)	38,581	496,923
RadNet, Inc.(a)	17,426	847,949
Select Medical Holdings Corp.	26,597	801,900
Surgery Partners, Inc.(a)(b)	19,909	593,885
Tenet Healthcare Corp.(a)	27,542	2,894,940
U.S. Physical Therapy, Inc.	3,534	398,883
UnitedHealth Group, Inc.	249,477	123,416,272
Universal Health Services, Inc., Class B	15,897	2,900,567
Viemed Healthcare, Inc.(a)	11,667	110,020

		342,598,958

Health Care REITs — 0.2%
CareTrust REIT, Inc.	31,972	779,158
Community Healthcare Trust, Inc.	5,780	153,459
Diversified Healthcare Trust	82,517	202,992
Global Medical REIT, Inc.	11,651	101,946
Healthcare Realty Trust, Inc.	99,442	1,407,104
Healthpeak Properties, Inc.	188,345	3,531,469
LTC Properties, Inc.	9,875	321,036
Medical Properties Trust, Inc.	157,715	741,261
National Health Investors, Inc.	11,385	715,320
Omega Healthcare Investors, Inc.	65,594	2,077,362
Sabra Health Care REIT, Inc.	63,181	933,183
Universal Health Realty Income Trust	3,245	119,124
Ventas, Inc.	105,993	4,614,935
Welltower, Inc.	148,892	13,912,468

		29,610,817

Health Care Technology — 0.1%
American Well Corp., Class A(a)	52,286	42,388
Certara, Inc.(a)(b)	28,573	510,885
Definitive Healthcare Corp., Class A(a)	10,434	84,202
Doximity, Inc., Class A(a)(b)	29,297	788,382
Evolent Health, Inc., Class A(a)(b)	28,971	949,959
Health Catalyst, Inc.(a)	12,092	91,053
HealthStream, Inc.	6,899	183,927
Multiplan Corp., Class A(a)	99,656	80,841
OptimizeRx Corp.(a)	5,226	63,496

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Phreesia, Inc.(a)	12,792	$306,113
Schrodinger, Inc.(a)(b)	15,673	423,171
Sharecare, Inc., Class A(a)(b)	93,476	71,743
Simulations Plus, Inc.	4,166	171,431
Teladoc Health, Inc.(a)(b)	44,536	672,494
TruBridge, Inc.(a)(b)	4,005	36,926
Veeva Systems, Inc., Class A(a)	39,052	9,047,958

		13,524,969

Hotel & Resort REITs — 0.1%
Apple Hospitality REIT, Inc.	54,156	887,075
Braemar Hotels & Resorts, Inc.	22,737	45,474
Chatham Lodging Trust	12,892	130,338
DiamondRock Hospitality Co.	56,814	545,983
Host Hotels & Resorts, Inc.	187,260	3,872,537
Park Hotels & Resorts, Inc.	59,430	1,039,431
Pebblebrook Hotel Trust(b)	34,292	528,440
RLJ Lodging Trust	46,833	553,566
Ryman Hospitality Properties, Inc.	15,489	1,790,683
Service Properties Trust	43,316	293,682
Summit Hotel Properties, Inc.	28,778	187,345
Sunstone Hotel Investors, Inc.	55,005	612,756
Xenia Hotels & Resorts, Inc.	30,944	464,469

		10,951,779

Hotels, Restaurants & Leisure — 2.2%
Accel Entertainment, Inc., Class A(a)	13,013	153,423
Airbnb, Inc., Class A(a)(b)	111,285	18,357,574
Aramark	69,853	2,271,620
Bally’s Corp.(a)	8,193	114,210
BJ’s Restaurants, Inc.(a)	6,021	217,840
Bloomin’ Brands, Inc.	23,152	663,999
Booking Holdings, Inc.	9,375	34,011,375
Bowlero Corp., Class A(b)	1,198	16,413
Boyd Gaming Corp.	19,486	1,311,797
Brinker International, Inc.(a)	12,052	598,743
Caesars Entertainment, Inc.(a)	53,732	2,350,238
Carnival Corp.(a)	263,290	4,302,159
Carrols Restaurant Group, Inc.	15,647	148,803
Cava Group, Inc.(a)(b)	12,895	903,295
Cheesecake Factory, Inc. (The)	11,633	420,533
Chipotle Mexican Grill, Inc.(a)	7,368	21,417,081
Choice Hotels International, Inc.(b)	7,541	952,805
Churchill Downs, Inc.	19,297	2,388,004
Chuy’s Holdings, Inc.(a)	5,734	193,408
Cracker Barrel Old Country Store, Inc.	5,798	421,689
Darden Restaurants, Inc.	32,033	5,354,316
Dave & Buster’s Entertainment, Inc.(a)	9,520	595,952
Denny’s Corp.(a)	17,538	157,140
Dine Brands Global, Inc.	4,554	211,670
Domino’s Pizza, Inc.	9,420	4,680,610
DoorDash, Inc., Class A(a)	83,290	11,470,699
DraftKings, Inc., Class A(a)	110,932	5,037,422
El Pollo Loco Holdings, Inc.(a)	11,383	110,870
Empire Resorts, Inc. Escrow(a)(c)	881	—
Everi Holdings, Inc.(a)	24,126	242,466
Expedia Group, Inc.(a)	35,719	4,920,292
First Watch Restaurant Group, Inc.(a)(b)	6,383	157,149
Golden Entertainment, Inc.	5,231	192,658
Hilton Grand Vacations, Inc.(a)	20,366	961,479
Hilton Worldwide Holdings, Inc.	66,812	14,251,668
Hyatt Hotels Corp., Class A(b)	11,693	1,866,437
Inspired Entertainment, Inc.(a)	6,622	65,293
International Game Technology PLC	28,819	651,021

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Jack in the Box, Inc.	5,441	$372,600
Krispy Kreme, Inc.	22,312	339,923
Kura Sushi U.S.A., Inc., Class A(a)	1,516	174,583
Las Vegas Sands Corp.	98,503	5,092,605
Life Time Group Holdings, Inc.(a)(b)	10,182	158,025
Light & Wonder, Inc., Class A(a)	23,646	2,414,020
Lindblad Expeditions Holdings, Inc.(a)(b)	12,494	116,569
Marriott International, Inc., Class A	64,475	16,267,687
Marriott Vacations Worldwide Corp.	9,768	1,052,307
McDonald’s Corp.	195,565	55,139,552
MGM Resorts International(a)(b)	72,646	3,429,618
Monarch Casino & Resort, Inc.	3,641	273,039
Mondee Holdings, Inc., Class A(a)(b)	12,450	28,759
Norwegian Cruise Line Holdings Ltd.(a)(b)	115,425	2,415,845
Papa John’s International, Inc.	8,739	582,017
Penn Entertainment, Inc.(a)	43,280	788,129
Planet Fitness, Inc., Class A(a)	22,582	1,414,311
PlayAGS, Inc.(a)	15,975	143,455
Portillo’s, Inc., Class A(a)	10,496	148,833
Potbelly Corp.(a)	10,168	123,134
RCI Hospitality Holdings, Inc.	2,943	170,694
Red Rock Resorts, Inc., Class A	12,872	770,003
Royal Caribbean Cruises Ltd.(a)	63,215	8,787,517
Rush Street Interactive, Inc., Class A(a)	23,055	150,088
Sabre Corp.(a)	85,650	207,273
Shake Shack, Inc., Class A(a)	9,473	985,476
Six Flags Entertainment Corp.(a)	21,439	564,274
Starbucks Corp.	298,749	27,302,671
Super Group SGHC Ltd.(a)	35,879	123,783
Sweetgreen, Inc., Class A(a)(b)	25,095	633,900
Target Hospitality Corp.(a)(b)	9,609	104,450
Texas Roadhouse, Inc.	18,238	2,817,224
Travel + Leisure Co.	18,941	927,351
United Parks & Resorts, Inc.(a)(b)	10,091	567,215
Vail Resorts, Inc.	10,157	2,263,284
Wendy’s Co. (The)	47,991	904,150
Wingstop, Inc.	7,799	2,857,554
Wyndham Hotels & Resorts, Inc.	21,485	1,648,974
Wynn Resorts Ltd.	28,033	2,865,814
Xponential Fitness, Inc., Class A(a)	4,854	80,285
Yum! Brands, Inc.	75,383	10,451,853

		297,800,995

Household Durables — 0.6%
Beazer Homes U.S.A., Inc.(a)	9,842	322,818
Cavco Industries, Inc.(a)	2,382	950,561
Century Communities, Inc.	7,169	691,808
Cricut, Inc., Class A	12,580	59,881
DR Horton, Inc.	81,332	13,383,181
Dream Finders Homes, Inc., Class A(a)	7,843	342,974
Ethan Allen Interiors, Inc.	6,032	208,526
Garmin Ltd.	41,434	6,168,280
GoPro, Inc., Class A(a)	31,718	70,731
Green Brick Partners, Inc.(a)	8,277	498,524
Helen of Troy Ltd.(a)(b)	6,401	737,651
Hooker Furnishings Corp.	5,252	126,100
Hovnanian Enterprises, Inc., Class A(a)	1,532	240,432
Installed Building Products, Inc.	6,023	1,558,331
iRobot Corp.(a)(b)	7,272	63,703
KB Home	18,154	1,286,755
Landsea Homes Corp.(a)	9,749	141,653
La-Z-Boy, Inc.	12,782	480,859
Leggett & Platt, Inc.	36,318	695,490

22	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Lennar Corp., Class A	64,906	$11,162,534
Lennar Corp., Class B(b)	3,869	596,522
LGI Homes, Inc.(a)	5,958	693,332
Lovesac Co. (The)(a)	3,838	86,739
M/I Homes, Inc.(a)	7,295	994,236
MDC Holdings, Inc.	14,894	936,982
Meritage Homes Corp.	9,802	1,719,859
Mohawk Industries, Inc.(a)	13,875	1,816,099
Newell Brands, Inc.	98,491	790,883
NVR, Inc.(a)	788	6,382,768
PulteGroup, Inc.	56,965	6,871,118
Skyline Champion Corp.(a)	13,423	1,141,089
Sonos, Inc.(a)	32,294	615,524
Taylor Morrison Home Corp., Class A(a)	26,876	1,670,881
Tempur Sealy International, Inc.	44,032	2,501,898
Toll Brothers, Inc.	28,289	3,659,748
TopBuild Corp.(a)	8,637	3,806,585
Tri Pointe Homes, Inc.(a)	25,793	997,157
Vizio Holding Corp., Class A(a)(b)	19,378	211,995
Whirlpool Corp.	14,282	1,708,556
Worthington Enterprises, Inc.	7,803	485,581

		76,878,344

Household Products — 1.1%
Central Garden & Pet Co.(a)(b)	2,589	110,887
Central Garden & Pet Co., Class A, NVS(a)	15,146	559,190
Church & Dwight Co., Inc.	65,771	6,860,573
Clorox Co. (The)	33,041	5,058,908
Colgate-Palmolive Co.	219,579	19,773,089
Energizer Holdings, Inc.	19,319	568,751
Kimberly-Clark Corp.	90,887	11,756,233
Oil-Dri Corp. of America	1,948	145,243
Procter & Gamble Co. (The)	631,852	102,517,987
Reynolds Consumer Products, Inc.	14,325	409,122
Spectrum Brands Holdings, Inc.	8,107	721,604
WD-40 Co.	3,587	908,623

		149,390,210

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	179,334	3,215,459
Altus Power, Inc., Class A(a)(b)	14,029	67,059
Brookfield Renewable Corp., Class A	34,544	848,746
Clearway Energy, Inc., Class A	8,315	178,856
Clearway Energy, Inc., Class C	22,916	528,214
Montauk Renewables, Inc.(a)(b)	18,920	78,707
Ormat Technologies, Inc.	13,869	917,989
Sunnova Energy International, Inc.(a)(b)	27,479	168,446
Vistra Corp.	94,213	6,561,935

		12,565,411

Industrial Conglomerates — 0.4%
3M Co.	147,199	15,613,398
Brookfield Business Corp., Class A(b)	5,447	131,490
Honeywell International, Inc.	178,763	36,691,106

		52,435,994

Industrial REITs — 0.3%
Americold Realty Trust, Inc.	76,116	1,896,811
EastGroup Properties, Inc.	12,314	2,213,688
First Industrial Realty Trust, Inc.	34,450	1,810,003
Innovative Industrial Properties, Inc.	7,788	806,370
LXP Industrial Trust	74,521	672,179
Plymouth Industrial REIT, Inc.	11,796	265,410
Prologis, Inc.	247,131	32,181,399
Rexford Industrial Realty, Inc.	57,098	2,872,029

Security	Shares	Value

Industrial REITs (continued)
STAG Industrial, Inc.	49,987	$1,921,500
Terreno Realty Corp.	22,907	1,521,025

		46,160,414

Insurance — 2.3%
Aflac, Inc.	155,954	13,390,210
Allstate Corp. (The)	70,735	12,237,862
Ambac Financial Group, Inc.(a)	13,026	203,596
American Equity Investment Life Holding Co.(a)	20,483	1,151,554
American Financial Group, Inc.	19,474	2,657,812
American International Group, Inc.	188,337	14,722,303
AMERISAFE, Inc.	4,906	246,134
Aon PLC, Class A	53,167	17,742,891
Arch Capital Group Ltd.(a)	96,609	8,930,536
Arthur J. Gallagher & Co.	57,584	14,398,303
Assurant, Inc.	13,774	2,592,818
Assured Guaranty Ltd.	14,671	1,280,045
Axis Capital Holdings Ltd.	21,189	1,377,709
Brighthouse Financial, Inc.(a)	17,424	898,033
Brown & Brown, Inc.	63,858	5,590,129
BRP Group, Inc., Class A(a)(b)	16,297	471,635
Chubb Ltd.	108,928	28,226,513
Cincinnati Financial Corp.	40,886	5,076,815
CNA Financial Corp.	8,055	365,858
CNO Financial Group, Inc.	32,011	879,662
Donegal Group, Inc., Class A	6,978	98,669
eHealth, Inc.(a)	14,193	85,584
Employers Holdings, Inc.	6,811	309,151
Enstar Group Ltd.(a)	3,148	978,272
Everest Group Ltd.	11,621	4,619,347
F&G Annuities & Life, Inc.	4,703	190,707
Fidelis Insurance Holdings Ltd.	16,126	314,134
Fidelity National Financial, Inc., Class A	69,686	3,700,327
First American Financial Corp.	27,559	1,682,477
Genworth Financial, Inc., Class A(a)	122,120	785,232
Globe Life, Inc.	23,593	2,745,517
Goosehead Insurance, Inc., Class A(a)	6,340	422,371
Greenlight Capital Re Ltd., Class A(a)	10,961	136,684
Hanover Insurance Group, Inc. (The)	9,428	1,283,811
Hartford Financial Services Group, Inc. (The)	79,171	8,158,572
HCI Group, Inc.	2,408	279,521
Hippo Holdings, Inc.(a)(b)	6,409	117,092
Horace Mann Educators Corp.	10,907	403,450
James River Group Holdings Ltd.	8,184	76,111
Kemper Corp.	16,381	1,014,312
Kinsale Capital Group, Inc.	5,789	3,037,720
Lemonade, Inc.(a)(b)	10,532	172,830
Lincoln National Corp.	45,044	1,438,255
Loews Corp.	49,315	3,860,871
Markel Group, Inc.(a)(b)	3,499	5,323,659
Marsh & McLennan Cos., Inc.	132,652	27,323,659
MBIA, Inc.	15,026	101,576
Mercury General Corp.	7,037	363,109
MetLife, Inc.	167,523	12,415,130
National Western Life Group, Inc., Class A	564	277,465
Old Republic International Corp.	71,039	2,182,318
Oscar Health, Inc., Class A(a)	38,803	577,001
Palomar Holdings, Inc.(a)	5,818	487,723
Primerica, Inc.	9,398	2,377,318
Principal Financial Group, Inc.	63,141	5,449,700
ProAssurance Corp.	12,861	165,392
Progressive Corp. (The)	156,939	32,458,124
Prudential Financial, Inc.	96,471	11,325,695

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Reinsurance Group of America, Inc.	18,267	$3,523,339
RenaissanceRe Holdings Ltd.	13,677	3,214,505
RLI Corp.	10,600	1,573,782
Ryan Specialty Holdings, Inc., Class A	26,810	1,487,955
Safety Insurance Group, Inc.	3,821	314,048
Selective Insurance Group, Inc.	16,718	1,825,104
Selectquote, Inc.(a)	44,712	89,424
SiriusPoint Ltd.(a)	24,148	306,921
Skyward Specialty Insurance Group, Inc.(a)	8,527	318,995
Stewart Information Services Corp.	6,984	454,379
Tiptree, Inc.	6,817	117,798
Travelers Cos., Inc. (The)	61,143	14,071,450
Trupanion, Inc.(a)(b)	9,632	265,940
United Fire Group, Inc.	5,981	130,206
Universal Insurance Holdings, Inc.	9,219	187,330
Unum Group	44,094	2,366,084
W R Berkley Corp.	53,999	4,775,672
White Mountains Insurance Group Ltd.(b)	650	1,166,295
Willis Towers Watson PLC	27,485	7,558,375

		312,926,906

Interactive Media & Services — 5.5%
Alphabet, Inc., Class A(a)	1,594,914	240,720,370
Alphabet, Inc., Class C, NVS(a)	1,347,129	205,113,861
Bumble, Inc., Class A(a)(b)	23,240	263,774
Cargurus, Inc., Class A(a)	25,774	594,864
Cars.com, Inc.(a)	18,778	322,606
EverQuote, Inc., Class A(a)	7,769	144,193
fuboTV, Inc.(a)(b)	88,580	139,956
Grindr, Inc.(a)(b)	19,062	193,098
IAC, Inc.(a)	20,412	1,088,776
Match Group, Inc.(a)	74,456	2,701,264
MediaAlpha, Inc., Class A(a)	7,558	153,956
Meta Platforms, Inc., Class A	593,646	288,262,625
Nextdoor Holdings, Inc., Class A(a)	39,191	88,180
Outbrain, Inc.(a)	3,855	15,227
Pinterest, Inc., Class A(a)	156,451	5,424,156
QuinStreet, Inc.(a)	12,398	218,949
Shutterstock, Inc.	6,036	276,509
TripAdvisor, Inc.(a)	27,666	768,838
TrueCar, Inc.(a)	36,226	122,806
Vimeo, Inc.(a)	39,207	160,357
Yelp, Inc.(a)	18,778	739,853
Ziff Davis, Inc.(a)	13,071	823,996
ZipRecruiter, Inc., Class A(a)	21,479	246,794
ZoomInfo Technologies, Inc., Class A(a)	82,760	1,326,643

		749,911,651

IT Services — 1.4%
Accenture PLC, Class A	169,489	58,746,582
Akamai Technologies, Inc.(a)	39,700	4,317,772
Amdocs Ltd.	30,711	2,775,353
Applied Digital Corp.(a)(b)	17,870	76,484
BigCommerce Holdings, Inc., Series 1(a)	19,913	137,201
Cloudflare, Inc., Class A(a)(b)	78,988	7,648,408
Cognizant Technology Solutions Corp., Class A	134,643	9,867,985
Couchbase, Inc.(a)(b)	9,425	247,972
DigitalOcean Holdings, Inc.(a)(b)	17,670	674,641
DXC Technology Co.(a)	55,571	1,178,661
EPAM Systems, Inc.(a)	14,965	4,132,734
Fastly, Inc., Class A(a)(b)	32,985	427,815
Gartner, Inc.(a)	20,302	9,677,354
Globant SA(a)	10,895	2,199,700
GoDaddy, Inc., Class A(a)	37,820	4,488,478

Security	Shares	Value

IT Services (continued)
Grid Dynamics Holdings, Inc., Class A(a)	11,354	$139,541
Hackett Group, Inc. (The)	7,897	191,897
International Business Machines Corp.	243,743	46,545,163
Kyndryl Holdings, Inc.(a)	59,060	1,285,146
MongoDB, Inc., Class A(a)	18,304	6,564,547
Okta, Inc., Class A(a)	41,611	4,353,343
Perficient, Inc.(a)	8,494	478,127
Snowflake, Inc., Class A(a)	84,332	13,628,051
Squarespace, Inc., Class A(a)	13,677	498,390
Thoughtworks Holding, Inc.(a)(b)	28,893	73,099
Tucows, Inc., Class A(a)(b)	2,733	50,724
Twilio, Inc., Class A(a)	44,624	2,728,758
Unisys Corp.(a)	18,080	88,773
VeriSign, Inc.(a)	24,017	4,551,462

		187,774,161

Leisure Products — 0.1%
Acushnet Holdings Corp.	9,450	623,227
AMMO, Inc.(a)(b)	36,732	101,013
Brunswick Corp.	18,900	1,824,228
Funko, Inc., Class A(a)	7,112	44,379
Hasbro, Inc.	34,416	1,945,192
JAKKS Pacific, Inc.(a)	3,465	85,585
Johnson Outdoors, Inc., Class A	1,490	68,704
Malibu Boats, Inc., Class A(a)	5,102	220,815
MasterCraft Boat Holdings, Inc.(a)	5,238	124,245
Mattel, Inc.(a)	96,330	1,908,297
Peloton Interactive, Inc., Class A(a)(b)	99,437	426,088
Polaris, Inc.	14,592	1,460,951
Smith & Wesson Brands, Inc.	15,028	260,886
Sturm Ruger & Co., Inc.	4,139	191,015
Topgolf Callaway Brands Corp.(a)	38,125	616,481
Vista Outdoor, Inc.(a)(b)	15,847	519,465
YETI Holdings, Inc.(a)(b)	22,661	873,582

		11,294,153

Life Sciences Tools & Services — 1.4%
10X Genomics, Inc., Class A(a)	23,725	890,399
Adaptive Biotechnologies Corp.(a)(b)	29,456	94,554
Agilent Technologies, Inc.	78,798	11,465,897
Avantor, Inc.(a)(b)	179,043	4,578,129
Azenta, Inc.(a)	14,438	870,323
BioLife Solutions, Inc.(a)	9,541	176,986
Bio-Rad Laboratories, Inc., Class A(a)(b)	5,766	1,994,286
Bio-Techne Corp.	41,936	2,951,875
Bruker Corp.	26,890	2,526,047
Charles River Laboratories International, Inc.(a)(b)	13,790	3,736,400
Codexis, Inc.(a)	16,656	58,129
CryoPort, Inc.(a)	10,106	178,876
Cytek Biosciences, Inc.(a)	27,891	187,149
Danaher Corp.	176,588	44,097,555
Fortrea Holdings, Inc.(a)(b)	23,406	939,517
ICON PLC(a)	21,630	7,266,598
Illumina, Inc.(a)	42,355	5,816,189
IQVIA Holdings, Inc.(a)	48,801	12,341,285
Maravai LifeSciences Holdings, Inc., Class A(a)	29,864	258,921
MaxCyte, Inc.(a)	25,100	105,169
Medpace Holdings, Inc.(a)	6,100	2,465,315
Mesa Laboratories, Inc.	1,383	151,757
Mettler-Toledo International, Inc.(a)	5,748	7,652,255
OmniAb, Inc.(a)(b)	19,124	103,652
OmniAb, Inc., 12.50 Earnout Shares(a)(c)	1,502	—
OmniAb, Inc., 15.00 Earnout Shares(a)(c)	1,502	—
Pacific Biosciences of California, Inc.(a)(b)	67,787	254,201

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
QIAGEN NV	59,192	$2,544,664
Quanterix Corp.(a)	12,275	289,199
Quantum-Si, Inc., Class A(a)(b)	35,008	68,966
Repligen Corp.(a)(b)	14,649	2,694,244
Revvity, Inc.	33,226	3,488,730
Seer, Inc., Class A(a)	18,842	35,800
Sotera Health Co.(a)	35,674	428,445
Thermo Fisher Scientific, Inc.	103,471	60,138,380
Waters Corp.(a)	15,897	5,472,224
West Pharmaceutical Services, Inc.	19,972	7,903,120

		194,225,236

Machinery — 2.1%
3D Systems Corp.(a)	31,069	137,946
AGCO Corp.	16,360	2,012,607
Alamo Group, Inc.	2,394	546,622
Albany International Corp., Class A	7,981	746,303
Allison Transmission Holdings, Inc.	24,540	1,991,666
Astec Industries, Inc.	5,980	261,386
Atmus Filtration Technologies, Inc.(a)	16,237	523,643
Barnes Group, Inc.	12,398	460,586
Blue Bird Corp.(a)	9,472	363,157
Caterpillar, Inc.	136,897	50,163,168
Chart Industries, Inc.(a)(b)	11,261	1,854,912
CNH Industrial NV	259,346	3,361,124
Columbus McKinnon Corp.	6,616	295,272
Commercial Vehicle Group, Inc.(a)	11,124	71,527
Crane Co.(b)	12,637	1,707,638
Cummins, Inc.	36,536	10,765,332
Deere & Co.	69,262	28,448,674
Desktop Metal, Inc., Class A(a)(b)	62,619	55,105
Donaldson Co., Inc.	32,664	2,439,348
Douglas Dynamics, Inc.	5,472	131,985
Dover Corp.	37,270	6,603,871
Energy Recovery, Inc.(a)(b)	14,879	234,939
Enerpac Tool Group Corp., Class A	15,860	565,568
Enpro, Inc.	6,039	1,019,202
Esab Corp.	15,120	1,671,818
ESCO Technologies, Inc.	6,624	709,099
Federal Signal Corp.	15,280	1,296,814
Flowserve Corp.	35,553	1,624,061
Fortive Corp.	95,663	8,228,931
Franklin Electric Co., Inc.	11,784	1,258,649
Gates Industrial Corp. PLC(a)	44,257	783,792
Gorman-Rupp Co. (The)	4,748	187,783
Graco, Inc.	44,287	4,139,063
Greenbrier Cos., Inc. (The)	8,374	436,285
Helios Technologies, Inc.	8,146	364,045
Hillenbrand, Inc.	18,965	953,750
Hillman Solutions Corp.(a)(b)	46,430	494,015
Hyliion Holdings Corp., Class A(a)(b)	54,689	96,253
Hyster-Yale Materials Handling, Inc., Class A	2,687	172,425
IDEX Corp.	20,123	4,910,414
Illinois Tool Works, Inc.	80,313	21,550,387
Ingersoll Rand, Inc.(b)	108,847	10,335,023
ITT, Inc.	22,031	2,996,877
John Bean Technologies Corp.	8,628	904,991
Kadant, Inc.	3,323	1,090,276
Kennametal, Inc.	22,156	552,571
Lincoln Electric Holdings, Inc.	14,928	3,813,208
Lindsay Corp.	3,105	365,334
Luxfer Holdings PLC	7,272	75,411
Manitowoc Co., Inc. (The)(a)	9,204	130,145

Security	Shares	Value

Machinery (continued)
Microvast Holdings, Inc.(a)(b)	54,353	$45,493
Middleby Corp. (The)(a)(b)	14,403	2,315,858
Miller Industries, Inc.(b)	3,048	152,705
Mueller Industries, Inc.	30,928	1,667,947
Mueller Water Products, Inc., Class A	45,539	732,723
Nikola Corp.(a)(b)	160,034	166,435
Nordson Corp.	15,458	4,243,839
Omega Flex, Inc.	1,088	77,172
Oshkosh Corp.	17,892	2,231,311
Otis Worldwide Corp.	111,129	11,031,776
PACCAR, Inc.	137,817	17,074,148
Parker-Hannifin Corp.	34,308	19,068,043
Pentair PLC	44,171	3,773,970
Proto Labs, Inc.(a)	7,134	255,041
RBC Bearings, Inc.(a)(b)	7,767	2,099,808
REV Group, Inc.	9,396	207,558
Shyft Group, Inc. (The)	8,907	110,625
Snap-on, Inc.	13,856	4,104,424
SPX Technologies, Inc.(a)	12,296	1,514,007
Standex International Corp.	3,100	564,882
Stanley Black & Decker, Inc.	40,774	3,992,998
Tennant Co.	4,626	562,568
Terex Corp.	17,967	1,157,075
Timken Co. (The)	16,683	1,458,595
Titan International, Inc.(a)	11,175	139,241
Toro Co. (The)	27,956	2,561,608
Trinity Industries, Inc.	20,160	561,456
Wabash National Corp.	12,560	376,046
Watts Water Technologies, Inc., Class A	7,018	1,491,676
Westinghouse Air Brake Technologies Corp.	48,247	7,028,623
Xylem, Inc.	63,258	8,175,464

		282,846,116

Marine Transportation — 0.0%
Costamare, Inc.	18,013	204,448
Eagle Bulk Shipping, Inc.	3,009	187,973
Genco Shipping & Trading Ltd.	9,052	184,027
Golden Ocean Group Ltd.	30,172	391,029
Kirby Corp.(a)	15,663	1,492,997
Matson, Inc.	9,373	1,053,525
Pangaea Logistics Solutions Ltd.	16,926	117,974
Safe Bulkers, Inc.	36,550	181,288

		3,813,261

Media — 0.7%
Advantage Solutions, Inc.(a)	38,447	166,476
AMC Networks, Inc., Class A(a)	7,633	92,588
Boston Omaha Corp., Class A(a)(b)	4,946	76,465
Cable One, Inc.	1,449	613,115
Cardlytics, Inc.(a)	12,265	177,720
Charter Communications, Inc., Class A(a)(b)	27,018	7,852,241
Clear Channel Outdoor Holdings, Inc.(a)	98,682	162,825
Comcast Corp., Class A	1,058,902	45,903,402
EchoStar Corp., Class A(a)	31,513	449,060
Entravision Communications Corp., Class A	23,436	38,435
EW Scripps Co. (The), Class A, NVS(a)	13,695	53,821
Fox Corp., Class A, NVS	66,098	2,066,885
Fox Corp., Class B	37,038	1,060,028
Gannett Co., Inc.(a)	60,538	147,713
Gray Television, Inc.	21,509	135,937
iHeartMedia, Inc., Class A(a)	28,332	59,214
Integral Ad Science Holding Corp.(a)	10,097	100,667
Interpublic Group of Cos., Inc. (The)	104,379	3,405,887
John Wiley & Sons, Inc., Class A	8,507	324,372

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Liberty Broadband Corp., Class A(a)(b)	4,117	$235,163
Liberty Broadband Corp., Class C, NVS(a)(b)	31,331	1,793,073
Liberty Media Corp. - Liberty SiriusXM, NVS(a)(b)	40,317	1,197,818
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	18,922	561,983
Magnite, Inc.(a)	33,987	365,360
New York Times Co. (The), Class A	43,660	1,886,985
News Corp., Class A, NVS	103,738	2,715,861
News Corp., Class B	31,501	852,417
Nexstar Media Group, Inc., Class A	9,077	1,563,876
Omnicom Group, Inc.	52,984	5,126,732
Paramount Global, Class A(b)	4,184	91,337
Paramount Global, Class B, NVS	152,804	1,798,503
PubMatic, Inc., Class A(a)(b)	11,360	269,459
Scholastic Corp., NVS	6,941	261,745
Sinclair, Inc., Class A	11,904	160,347
Sirius XM Holdings, Inc.(b)	167,451	649,710
Stagwell, Inc., Class A(a)	33,930	211,045
TechTarget, Inc.(a)	7,377	244,031
TEGNA, Inc.	55,858	834,519
Thryv Holdings, Inc.(a)	6,656	147,963
Trade Desk, Inc. (The), Class A(a)	117,696	10,288,984
WideOpenWest, Inc.(a)	14,841	53,724

		94,197,486

Metals & Mining — 0.6%
5E Advanced Materials, Inc.(a)(b)	10,827	14,508
Alcoa Corp.	48,636	1,643,410
Alpha Metallurgical Resources, Inc.	3,026	1,002,120
Arch Resources, Inc., Class A	4,988	802,021
ATI, Inc.(a)(b)	32,855	1,681,190
Caledonia Mining Corp. PLC(b)	10,047	111,220
Carpenter Technology Corp.	13,381	955,671
Century Aluminum Co.(a)	15,294	235,375
Cleveland-Cliffs, Inc.(a)	130,625	2,970,413
Coeur Mining, Inc.(a)(b)	104,655	394,549
Commercial Metals Co.	31,718	1,864,067
Compass Minerals International, Inc.	9,008	141,786
Constellium SE(a)	30,496	674,267
Freeport-McMoRan, Inc.	384,265	18,068,140
Haynes International, Inc.	3,751	225,510
Hecla Mining Co.	167,430	805,338
i-80 Gold Corp.(a)(b)	51,247	68,671
Ivanhoe Electric, Inc.(a)(b)	12,277	120,315
Kaiser Aluminum Corp.	4,350	388,716
Materion Corp.	5,016	660,858
Metallus, Inc.(a)	10,052	223,657
MP Materials Corp., Class A(a)(b)	28,977	414,371
Newmont Corp.	307,677	11,027,144
Novagold Resources, Inc.(a)	65,522	196,566
Nucor Corp.	65,895	13,040,620
Olympic Steel, Inc.	2,531	179,397
Piedmont Lithium, Inc.(a)(b)	4,878	64,975
Radius Recycling, Inc., Class A	6,245	131,957
Ramaco Resources, Inc., Class A	11,337	190,915
Reliance, Inc.	15,426	5,155,061
Royal Gold, Inc.	17,918	2,182,592
Ryerson Holding Corp.	9,019	302,137
Southern Copper Corp.	22,153	2,359,738
SSR Mining, Inc.	53,140	237,004
Steel Dynamics, Inc.	40,671	6,028,662
SunCoke Energy, Inc.	26,327	296,705
Tredegar Corp.	11,417	74,439
United States Steel Corp.	59,294	2,418,009

Security	Shares	Value

Metals & Mining (continued)
Warrior Met Coal, Inc.	14,564	$884,035
Worthington Steel, Inc.	7,803	279,738

		78,515,867

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AFC Gamma, Inc.	6,475	80,160
AGNC Investment Corp.	189,620	1,877,238
Annaly Capital Management, Inc.	130,985	2,579,095
Apollo Commercial Real Estate Finance, Inc.	41,164	458,567
Arbor Realty Trust, Inc.(b)	41,214	546,085
Ares Commercial Real Estate Corp.	11,107	82,747
ARMOUR Residential REIT, Inc.	16,036	317,032
Blackstone Mortgage Trust, Inc., Class A	47,652	948,751
BrightSpire Capital, Inc., Class A	40,685	280,320
Chicago Atlantic Real Estate Finance, Inc.	7,471	117,818
Chimera Investment Corp.	60,165	277,361
Claros Mortgage Trust, Inc.	23,503	229,389
Dynex Capital, Inc.	17,568	218,722
Ellington Financial, Inc.	19,105	225,630
Franklin BSP Realty Trust, Inc.	21,997	293,880
Granite Point Mortgage Trust, Inc.	16,024	76,434
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	26,474	751,862
Invesco Mortgage Capital, Inc.	8,704	84,255
KKR Real Estate Finance Trust, Inc.	15,974	160,698
Ladder Capital Corp., Class A	28,038	312,063
MFA Financial, Inc.	29,849	340,577
New York Mortgage Trust, Inc.	24,453	176,062
Orchid Island Capital, Inc.(b)	11,925	106,490
PennyMac Mortgage Investment Trust	23,775	349,017
Ready Capital Corp.	38,697	353,304
Redwood Trust, Inc.	31,674	201,763
Rithm Capital Corp.	127,796	1,426,203
Starwood Property Trust, Inc.	76,318	1,551,545
TPG RE Finance Trust, Inc.	14,915	115,144
Two Harbors Investment Corp.	24,062	318,581

		14,856,793

Multi-Utilities — 0.5%
Ameren Corp.	70,005	5,177,570
Avista Corp.	18,176	636,523
Black Hills Corp.	17,590	960,414
CenterPoint Energy, Inc.	171,088	4,874,297
CMS Energy Corp.	77,639	4,684,737
Consolidated Edison, Inc.	93,409	8,482,471
Dominion Energy, Inc.	224,753	11,055,600
DTE Energy Co.	55,871	6,265,374
NiSource, Inc.	111,033	3,071,173
Northwestern Energy Group, Inc.	15,538	791,350
Public Service Enterprise Group, Inc.	133,243	8,897,968
Sempra	168,169	12,079,579
Unitil Corp.	3,425	179,299
WEC Energy Group, Inc.	83,989	6,897,177

		74,053,532

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	46,917	6,048,070
Boston Properties, Inc.	41,717	2,724,537
Brandywine Realty Trust	50,202	240,970
City Office REIT, Inc.	12,931	67,371
COPT Defense Properties	29,797	720,193
Cousins Properties, Inc.	39,846	957,898
Douglas Emmett, Inc.	44,532	617,659
Easterly Government Properties, Inc.	26,084	300,227

26	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Office REITs (continued)
Equity Commonwealth(a)	27,959	$527,866
Highwoods Properties, Inc.	27,118	709,949
Hudson Pacific Properties, Inc.	39,856	257,071
JBG SMITH Properties	26,821	430,477
Kilroy Realty Corp.	31,076	1,132,099
NET Lease Office Properties	3,746	89,155
Office Properties Income Trust	12,728	25,965
Orion Office REIT, Inc.	14,428	50,642
Paramount Group, Inc.	47,017	220,510
Peakstone Realty Trust, Class E	7,316	118,007
Piedmont Office Realty Trust, Inc., Class A	33,961	238,746
Postal Realty Trust, Inc., Class A	3,866	55,361
SL Green Realty Corp.	16,914	932,469
Vornado Realty Trust	47,386	1,363,295

		17,828,537

Oil, Gas & Consumable Fuels — 3.6%
Amplify Energy Corp.(a)	12,519	82,751
Antero Midstream Corp.	89,095	1,252,676
Antero Resources Corp.(a)	77,145	2,237,205
APA Corp.	82,322	2,830,230
Ardmore Shipping Corp.	13,323	218,764
Berry Corp.	23,016	185,279
California Resources Corp.	19,451	1,071,750
Callon Petroleum Co.(a)(b)	16,243	580,850
Centrus Energy Corp., Class A(a)(b)	3,244	134,723
Cheniere Energy, Inc.	64,270	10,365,466
Chesapeake Energy Corp.	33,660	2,990,018
Chevron Corp.	461,667	72,823,353
Chord Energy Corp.	11,211	1,998,249
Civitas Resources, Inc.	21,501	1,632,141
Clean Energy Fuels Corp.(a)(b)	41,871	112,214
CNX Resources Corp.(a)	44,593	1,057,746
Comstock Resources, Inc.	22,439	208,234
ConocoPhillips	321,564	40,928,666
CONSOL Energy, Inc.	8,124	680,466
Coterra Energy, Inc.	200,921	5,601,677
Crescent Energy Co., Class A	20,992	249,805
CVR Energy, Inc.	7,547	269,126
Delek U.S. Holdings, Inc.	19,194	590,024
Devon Energy Corp.	173,079	8,685,104
DHT Holdings, Inc.	31,335	360,353
Diamondback Energy, Inc.	47,687	9,450,133
Dorian LPG Ltd.	9,461	363,870
DT Midstream, Inc.	25,124	1,535,076
Encore Energy Corp.(a)	43,564	190,810
Energy Fuels, Inc.(a)(b)	39,700	249,713
EOG Resources, Inc.	158,157	20,218,791
EQT Corp.	95,659	3,546,079
Equitrans Midstream Corp.	111,878	1,397,356
Evolution Petroleum Corp.	14,073	86,408
Excelerate Energy, Inc., Class A	4,874	78,081
Exxon Mobil Corp.	1,073,411	124,773,295
FLEX LNG Ltd.	7,253	184,444
Gevo, Inc.(a)(b)	53,260	40,941
Golar LNG Ltd.	25,276	608,141
Green Plains, Inc.(a)(b)	9,494	219,501
Gulfport Energy Corp.(a)	2,950	472,354
Hallador Energy Co.(a)	10,123	53,956
Hess Corp.	74,464	11,366,185
HF Sinclair Corp.	42,932	2,591,805
International Seaways, Inc.	10,706	569,559
Kinder Morgan, Inc.	527,347	9,671,544

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Kinetik Holdings, Inc., Class A	4,908	$195,682
Kosmos Energy Ltd.(a)(b)	124,335	741,037
Magnolia Oil & Gas Corp., Class A	48,375	1,255,331
Marathon Oil Corp.	156,851	4,445,157
Marathon Petroleum Corp.	98,842	19,916,663
Matador Resources Co.	30,050	2,006,438
Murphy Oil Corp.	38,043	1,738,565
New Fortress Energy, Inc., Class A(b)	18,570	568,056
NextDecade Corp.(a)(b)	14,052	79,815
Nordic American Tankers Ltd.	51,577	202,182
Northern Oil & Gas, Inc.	24,426	969,224
Occidental Petroleum Corp.	184,324	11,979,217
ONEOK, Inc.	156,023	12,508,364
Overseas Shipholding Group, Inc., Class A	26,964	172,570
Ovintiv, Inc.	68,460	3,553,074
Par Pacific Holdings, Inc.(a)	16,170	599,260
PBF Energy, Inc., Class A	29,005	1,669,818
Peabody Energy Corp.	30,563	741,458
Permian Resources Corp., Class A	123,843	2,187,067
PetroCorp Escrow(a)(c)	1,248	—
Phillips 66	118,191	19,305,318
Pioneer Natural Resources Co.	62,279	16,348,237
Range Resources Corp.	62,405	2,148,604
REX American Resources Corp.(a)	4,599	270,007
Riley Exploration Permian, Inc.	3,310	109,230
Ring Energy, Inc.(a)(b)	50,063	98,123
Scorpio Tankers, Inc.	12,806	916,269
SFL Corp. Ltd.	35,176	463,620
SilverBow Resources, Inc.(a)	7,448	254,275
Sitio Royalties Corp., Class A	19,160	473,635
SM Energy Co.	31,913	1,590,863
Southwestern Energy Co.(a)	295,950	2,243,301
Talos Energy, Inc.(a)	35,906	500,171
Targa Resources Corp.	59,195	6,629,248
Teekay Corp.(a)	21,998	160,145
Teekay Tankers Ltd., Class A	6,413	374,583
Tellurian, Inc.(a)(b)	139,582	92,320
Texas Pacific Land Corp.	4,965	2,872,302
Uranium Energy Corp.(a)	105,169	709,891
VAALCO Energy, Inc.	27,930	194,672
Valero Energy Corp.	91,055	15,542,178
Vertex Energy, Inc.(a)(b)	15,827	22,158
Vital Energy, Inc.(a)(b)	7,295	383,279
Vitesse Energy, Inc.	6,372	151,208
W&T Offshore, Inc.	33,185	87,940
Williams Cos., Inc. (The)	325,836	12,697,829
World Kinect Corp.	17,809	471,048

		495,454,344

Paper & Forest Products — 0.0%
Clearwater Paper Corp.(a)	4,523	197,791
Louisiana-Pacific Corp.	18,362	1,540,755
Sylvamo Corp.	9,389	579,677

		2,318,223

Passenger Airlines — 0.2%
Alaska Air Group, Inc.(a)	32,638	1,403,107
Allegiant Travel Co.	3,671	276,096
American Airlines Group, Inc.(a)	174,591	2,679,972
Blade Air Mobility, Inc., Class A(a)	23,441	66,807
Delta Air Lines, Inc.	173,672	8,313,679
Frontier Group Holdings, Inc.(a)(b)	9,822	79,656
Hawaiian Holdings, Inc.(a)	14,227	189,646
JetBlue Airways Corp.(a)	80,519	597,451

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Passenger Airlines (continued)
Joby Aviation, Inc.(a)(b)	69,855	$374,423
SkyWest, Inc.(a)	11,357	784,541
Southwest Airlines Co.	161,164	4,704,377
Spirit Airlines, Inc.	26,623	128,855
Sun Country Airlines Holdings, Inc.(a)	12,108	182,710
United Airlines Holdings, Inc.(a)	86,411	4,137,359

		23,918,679

Personal Care Products — 0.2%
Beauty Health Co. (The), Class A(a)	24,160	107,271
BellRing Brands, Inc.(a)	35,534	2,097,572
Coty, Inc., Class A(a)	98,895	1,182,784
Edgewell Personal Care Co.	15,142	585,087
elf Beauty, Inc.(a)	14,330	2,809,110
Estee Lauder Cos., Inc. (The), Class A	61,317	9,452,016
Herbalife Ltd.(a)	28,367	285,088
Inter Parfums, Inc.	5,038	707,889
Kenvue, Inc.	462,994	9,935,851
Medifast, Inc.	3,196	122,471
Nu Skin Enterprises, Inc., Class A	11,876	164,245
Olaplex Holdings, Inc.(a)	34,585	66,403
USANA Health Sciences, Inc.(a)	3,620	175,570
Waldencast PLC, Class A(a)(b)	11,550	75,075

		27,766,432

Pharmaceuticals — 3.6%
Aclaris Therapeutics, Inc.(a)	17,882	22,174
Amneal Pharmaceuticals, Inc., Class A(a)	28,220	171,013
Amphastar Pharmaceuticals, Inc.(a)	10,476	460,001
Amylyx Pharmaceuticals, Inc.(a)	13,662	38,800
ANI Pharmaceuticals, Inc.(a)	3,196	220,939
Arvinas, Inc.(a)	14,533	599,922
Assertio Holdings, Inc.(a)(b)	17,925	17,195
Atea Pharmaceuticals, Inc.(a)(b)	18,237	73,677
Axsome Therapeutics, Inc.(a)(b)	9,975	796,005
Bristol-Myers Squibb Co.	546,396	29,631,055
Cara Therapeutics, Inc.(a)	12,337	11,227
Cassava Sciences, Inc.(a)(b)	9,979	202,474
Catalent, Inc.(a)	47,443	2,678,157
Collegium Pharmaceutical, Inc.(a)(b)	9,076	352,330
Corcept Therapeutics, Inc.(a)(b)	23,026	580,025
CorMedix, Inc.(a)(b)	22,431	95,107
Edgewise Therapeutics, Inc.(a)	12,519	228,346
Elanco Animal Health, Inc.(a)	130,001	2,116,416
Eli Lilly & Co.	227,132	176,699,611
Enliven Therapeutics, Inc.(a)(b)	6,140	108,003
Evolus, Inc.(a)(b)	11,569	161,966
EyePoint Pharmaceuticals, Inc.(a)(b)	11,250	232,537
Harmony Biosciences Holdings, Inc.(a)	7,393	248,257
Harrow, Inc.(a)(b)	6,842	90,520
Innoviva, Inc.(a)(b)	18,540	282,550
Intra-Cellular Therapies, Inc.(a)	24,419	1,689,795
Jazz Pharmaceuticals PLC(a)	16,464	1,982,595
Johnson & Johnson	646,820	102,320,456
Ligand Pharmaceuticals, Inc.(a)	3,907	285,602
Liquidia Corp.(a)(b)	8,794	129,711
Longboard Pharmaceuticals, Inc.(a)	5,486	118,498
Marinus Pharmaceuticals, Inc.(a)(b)	13,097	118,397
Merck & Co., Inc.	681,683	89,948,072
Neumora Therapeutics, Inc.(a)	7,961	109,464
NGM Biopharmaceuticals, Inc.(a)(b)	20,467	32,542
Nuvation Bio, Inc., Class A(a)	46,520	169,333
Ocular Therapeutix, Inc.(a)	27,229	247,784
Omeros Corp.(a)(b)	19,424	67,013

Security	Shares	Value

Pharmaceuticals (continued)
Organon & Co.	68,317	$1,284,360
Pacira BioSciences, Inc.(a)	11,825	345,526
Perrigo Co. PLC	36,982	1,190,450
Pfizer, Inc.	1,516,140	42,072,885
Phathom Pharmaceuticals, Inc.(a)(b)	9,138	97,045
Phibro Animal Health Corp., Class A	3,819	49,380
Pliant Therapeutics, Inc.(a)	14,854	221,325
Prestige Consumer Healthcare, Inc.(a)	13,644	990,009
Revance Therapeutics, Inc.(a)	22,287	109,652
Royalty Pharma PLC, Class A	97,886	2,972,798
Scilex Holding Co. (Acquired 01/13/23, Cost $96,475)(a)(e)	19,104	28,806
scPharmaceuticals, Inc.(a)(b)	10,902	54,728
SIGA Technologies, Inc.	12,131	103,841
Supernus Pharmaceuticals, Inc.(a)	13,116	447,387
Taro Pharmaceutical Industries Ltd.(a)	2,796	118,383
Tarsus Pharmaceuticals, Inc.(a)(b)	9,716	353,177
Terns Pharmaceuticals, Inc.(a)	11,264	73,892
Theravance Biopharma, Inc.(a)(b)	15,407	138,201
Ventyx Biosciences, Inc.(a)(b)	12,310	67,705
Viatris, Inc.	320,112	3,822,137
WaVe Life Sciences Ltd.(a)	31,070	191,702
Xeris Biopharma Holdings, Inc.(a)(b)	25,068	55,400
Zoetis, Inc., Class A	124,261	21,026,204

		489,152,562

Professional Services — 0.9%
Alight, Inc., Class A(a)	116,216	1,144,728
ASGN, Inc.(a)	12,011	1,258,272
Asure Software, Inc.(a)(b)	3,424	26,639
Automatic Data Processing, Inc.	110,809	27,673,440
Barrett Business Services, Inc.	1,743	220,873
Booz Allen Hamilton Holding Corp., Class A	34,399	5,106,188
Broadridge Financial Solutions, Inc.	31,432	6,439,160
CACI International, Inc., Class A(a)	6,068	2,298,740
CBIZ, Inc.(a)	13,577	1,065,794
Clarivate PLC(a)(b)	123,203	915,398
Concentrix Corp.	11,188	740,869
Conduent, Inc.(a)	41,179	139,185
CRA International, Inc.	1,735	259,521
CSG Systems International, Inc.	7,865	405,362
Dayforce, Inc.(a)(b)	39,133	2,590,996
Dun & Bradstreet Holdings, Inc.	67,776	680,471
Equifax, Inc.	32,394	8,666,043
ExlService Holdings, Inc.(a)	43,649	1,388,038
Exponent, Inc.	13,409	1,108,790
First Advantage Corp.	15,066	244,371
Forrester Research, Inc.(a)	3,635	78,371
Franklin Covey Co.(a)	4,378	171,880
FTI Consulting, Inc.(a)	8,713	1,832,257
Genpact Ltd.	47,190	1,554,910
Heidrick & Struggles International, Inc.	4,460	150,124
HireRight Holdings Corp.(a)	8,449	120,567
Huron Consulting Group, Inc.(a)	4,696	453,728
ICF International, Inc.	4,860	732,062
Innodata, Inc.(a)(b)	8,532	56,311
Insperity, Inc.	9,416	1,032,088
Jacobs Solutions, Inc.	33,435	5,139,963
KBR, Inc.	36,452	2,320,534
Kelly Services, Inc., Class A, NVS	10,094	252,754
Kforce, Inc.	5,059	356,761
Korn Ferry	14,162	931,293
Legalzoom.com, Inc.(a)	36,039	480,760

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Leidos Holdings, Inc.	36,909	$4,838,401
ManpowerGroup, Inc.	13,916	1,080,438
Maximus, Inc.	16,442	1,379,484
NV5 Global, Inc.(a)	3,686	361,265
Parsons Corp.(a)	10,859	900,754
Paychex, Inc.	85,960	10,555,888
Paycom Software, Inc.	13,947	2,775,592
Paycor HCM, Inc.(a)(b)	17,015	330,772
Paylocity Holding Corp.(a)(b)	11,140	1,914,520
Planet Labs PBC, Class A(a)(b)	44,855	114,380
Resources Connection, Inc.	10,715	141,009
Robert Half, Inc.	28,354	2,247,905
Science Applications International Corp.	14,605	1,904,346
SS&C Technologies Holdings, Inc.	58,989	3,797,122
Sterling Check Corp.(a)	5,926	95,290
TransUnion	51,967	4,146,967
TriNet Group, Inc.	8,508	1,127,225
TrueBlue, Inc.(a)	9,998	125,175
TTEC Holdings, Inc.	4,666	48,386
Upwork, Inc.(a)	30,449	373,305
Verisk Analytics, Inc.	38,400	9,052,032
Verra Mobility Corp., Class A(a)	37,238	929,833
Willdan Group, Inc.(a)(b)	5,699	165,214

		126,442,544

Real Estate Management & Development — 0.2%
Anywhere Real Estate, Inc.(a)	31,542	194,930
CBRE Group, Inc., Class A(a)	80,876	7,864,382
Compass, Inc., Class A(a)(b)	74,928	269,741
CoStar Group, Inc.(a)	108,360	10,467,576
Cushman & Wakefield PLC(a)	40,265	421,172
DigitalBridge Group, Inc., Class A	41,942	808,222
Douglas Elliman, Inc.	26,913	42,523
eXp World Holdings, Inc.(b)	16,237	167,728
Forestar Group, Inc.(a)	6,601	265,294
FRP Holdings, Inc.(a)	2,521	154,789
Howard Hughes Holdings, Inc.(a)	9,683	703,180
Jones Lang LaSalle, Inc.(a)	12,727	2,482,910
Kennedy-Wilson Holdings, Inc.	31,718	272,140
Marcus & Millichap, Inc.	5,893	201,364
Newmark Group, Inc., Class A	41,681	462,242
Opendoor Technologies, Inc.(a)	147,001	445,413
Redfin Corp.(a)	27,061	179,956
REX Holdings, Inc., Class A	5,444	47,744
RMR Group, Inc. (The), Class A	4,139	99,336
St. Joe Co. (The)	8,422	488,223
Star Holdings(a)	2,414	31,189
Tejon Ranch Co.(a)(b)	8,447	130,168
Zillow Group, Inc., Class A(a)	15,893	760,639
Zillow Group, Inc., Class C, NVS(a)(b)	42,238	2,060,370

		29,021,231

Residential REITs — 0.3%
American Homes 4 Rent, Class A	88,350	3,249,513
Apartment Income REIT Corp.	40,737	1,322,730
Apartment Investment & Management Co., Class A(a)	40,326	330,270
AvalonBay Communities, Inc.	38,073	7,064,826
Camden Property Trust	27,691	2,724,794
Centerspace	4,667	266,672
Elme Communities	23,628	328,902
Equity LifeStyle Properties, Inc.	46,854	3,017,398
Equity Residential	99,887	6,303,869
Essex Property Trust, Inc.	17,231	4,218,321

Security	Shares	Value

Residential REITs (continued)
Independence Realty Trust, Inc.	57,952	$934,766
Invitation Homes, Inc.	163,451	5,820,490
Mid-America Apartment Communities, Inc.	31,085	4,090,164
NexPoint Residential Trust, Inc.	6,208	199,836
Sun Communities, Inc.	33,161	4,263,841
UDR, Inc.	88,286	3,302,779
UMH Properties, Inc.	15,563	252,743
Veris Residential, Inc.	24,180	367,778

		48,059,692

Retail REITs — 0.3%
Acadia Realty Trust	25,101	426,968
Agree Realty Corp.	27,012	1,542,925
Alexander’s, Inc.	556	120,730
Brixmor Property Group, Inc.	80,266	1,882,238
CBL & Associates Properties, Inc.	8,980	205,732
Federal Realty Investment Trust	21,184	2,163,310
Getty Realty Corp.	11,857	324,289
InvenTrust Properties Corp.	18,541	476,689
Kimco Realty Corp.	173,373	3,399,844
Kite Realty Group Trust	55,404	1,201,159
Macerich Co. (The)	58,217	1,003,079
NETSTREIT Corp.	15,966	293,295
NNN REIT, Inc.	48,780	2,084,857
Phillips Edison & Co., Inc.	33,623	1,206,057
Realty Income Corp.	223,337	12,082,532
Regency Centers Corp.	48,260	2,922,626
Retail Opportunity Investments Corp.	29,056	372,498
Saul Centers, Inc.	3,198	123,091
Simon Property Group, Inc.	87,101	13,630,435
SITE Centers Corp.	48,189	705,969
Tanger, Inc.	28,968	855,425
Urban Edge Properties	30,252	522,452
Whitestone REIT	15,762	197,813

		47,744,013

Semiconductors & Semiconductor Equipment — 8.9%
ACM Research, Inc., Class A(a)(b)	15,994	466,065
Advanced Micro Devices, Inc.(a)	430,195	77,645,896
Aehr Test Systems(a)(b)	6,798	84,295
Allegro MicroSystems, Inc.(a)(b)	19,271	519,546
Alpha & Omega Semiconductor Ltd.(a)	6,382	140,659
Ambarella, Inc.(a)	9,263	470,283
Amkor Technology, Inc.	29,028	935,863
Analog Devices, Inc.	133,623	26,429,293
Applied Materials, Inc.	224,147	46,225,836
Axcelis Technologies, Inc.(a)	8,836	985,391
Broadcom, Inc.	115,708	153,360,540
CEVA, Inc.(a)	5,663	128,607
Cirrus Logic, Inc.(a)	14,341	1,327,403
Cohu, Inc.(a)	11,102	370,030
Credo Technology Group Holding Ltd.(a)	28,989	614,277
Diodes, Inc.(a)	12,142	856,011
Enphase Energy, Inc.(a)	35,957	4,350,078
Entegris, Inc.(b)	39,892	5,606,422
First Solar, Inc.(a)	28,447	4,801,854
FormFactor, Inc.(a)	20,417	931,628
GLOBALFOUNDRIES, Inc.(a)(b)	20,810	1,084,409
Ichor Holdings Ltd.(a)	7,325	282,891
Impinj, Inc.(a)	5,698	731,680
indie Semiconductor, Inc., Class A(a)(b)	32,796	232,196
Intel Corp.	1,134,509	50,111,263
inTEST Corp.(a)	4,460	59,095
KLA Corp.	36,343	25,388,130

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Kulicke & Soffa Industries, Inc.	15,080	$758,675
Lam Research Corp.	35,324	34,319,739
Lattice Semiconductor Corp.(a)	36,581	2,861,732
MACOM Technology Solutions Holdings, Inc.(a)	14,622	1,398,448
Marvell Technology, Inc.	229,709	16,281,774
Maxeon Solar Technologies Ltd.(a)(b)	6,633	22,088
MaxLinear, Inc.(a)	18,757	350,193
Microchip Technology, Inc.	142,726	12,803,949
Micron Technology, Inc.	293,233	34,569,238
MKS Instruments, Inc.	17,603	2,341,199
Monolithic Power Systems, Inc.	12,354	8,368,847
Navitas Semiconductor Corp.(a)	26,837	128,012
NVE Corp.	1,251	112,815
NVIDIA Corp.	637,730	576,227,319
ON Semiconductor Corp.(a)	115,206	8,473,401
Onto Innovation, Inc.(a)	13,404	2,427,196
PDF Solutions, Inc.(a)	7,550	254,209
Photronics, Inc.(a)(b)	16,245	460,058
Power Integrations, Inc.	15,640	1,119,042
Qorvo, Inc.(a)	26,121	2,999,474
QUALCOMM, Inc.	299,260	50,664,718
Rambus, Inc.(a)	29,262	1,808,684
Semtech Corp.(a)	17,031	468,182
Silicon Laboratories, Inc.(a)	8,370	1,202,936
SiTime Corp.(a)	4,302	401,075
Skyworks Solutions, Inc.	43,366	4,697,405
SMART Global Holdings, Inc.(a)	14,113	371,454
Synaptics, Inc.(a)	10,260	1,000,966
Teradyne, Inc.(b)	40,870	4,611,362
Texas Instruments, Inc.	243,615	42,440,169
Ultra Clean Holdings, Inc.(a)	11,502	528,402
Universal Display Corp.	12,624	2,126,513
Veeco Instruments, Inc.(a)	15,197	534,478
Wolfspeed, Inc.(a)(b)	32,636	962,762

		1,222,236,155

Software — 10.5%
8x8, Inc.(a)	28,114	75,908
A10 Networks, Inc.	14,924	204,310
ACI Worldwide, Inc.(a)	27,575	915,766
Adeia, Inc.	28,036	306,153
Adobe, Inc.(a)	121,109	61,111,601
Agilysys, Inc.(a)	4,997	421,047
Alarm.com Holdings, Inc.(a)	12,213	885,076
Alkami Technology, Inc.(a)	12,604	309,680
Altair Engineering, Inc., Class A(a)(b)	14,009	1,206,875
American Software, Inc., Class A	8,813	100,909
Amplitude, Inc., Class A(a)	17,219	187,343
ANSYS, Inc.(a)	23,222	8,061,749
Appfolio, Inc., Class A(a)	5,458	1,346,707
Appian Corp., Class A(a)	10,312	411,964
AppLovin Corp., Class A(a)(b)	53,851	3,727,566
Asana, Inc., Class A(a)(b)	19,696	305,091
Aspen Technology, Inc.(a)	7,661	1,633,938
Atlassian Corp., Class A(a)(b)	41,576	8,111,893
Aurora Innovation, Inc., Class A(a)	79,981	225,546
Autodesk, Inc.(a)	57,583	14,995,765
AvePoint, Inc., Class A(a)	39,255	310,900
Bentley Systems, Inc., Class B(b)	50,981	2,662,228
BILL Holdings, Inc.(a)(b)	26,951	1,852,073
Bit Digital, Inc.(a)(b)	25,441	73,016
Blackbaud, Inc.(a)(b)	11,297	837,560
BlackLine, Inc.(a)	14,888	961,467

Security	Shares	Value

Software (continued)
Box, Inc., Class A(a)	37,443	$1,060,386
Braze, Inc., Class A(a)	13,856	613,821
C3.ai, Inc., Class A(a)(b)	21,631	585,551
Cadence Design Systems, Inc.(a)	72,661	22,617,916
CCC Intelligent Solutions Holdings, Inc.(a)	90,931	1,087,535
Cerence, Inc.(a)	9,933	156,445
Cleanspark, Inc.(a)	52,417	1,111,765
Clear Secure, Inc., Class A	21,930	466,451
CommVault Systems, Inc.(a)	11,153	1,131,249
Confluent, Inc., Class A(a)	53,336	1,627,815
Consensus Cloud Solutions, Inc.(a)	5,678	90,053
Crowdstrike Holdings, Inc., Class A(a)	57,245	18,352,174
CS Disco, Inc.(a)	9,712	78,959
Daily Journal Corp.(a)	396	143,198
Datadog, Inc., Class A(a)	74,823	9,248,123
Digimarc Corp.(a)(b)	5,302	144,108
Digital Turbine, Inc.(a)	22,624	59,275
DocuSign, Inc.(a)	55,398	3,298,951
Dolby Laboratories, Inc., Class A	15,508	1,299,105
Domo, Inc., Class B(a)	6,899	61,539
DoubleVerify Holdings, Inc.(a)(b)	36,969	1,299,830
Dropbox, Inc., Class A(a)	70,086	1,703,090
Dynatrace, Inc.(a)	69,341	3,220,196
E2open Parent Holdings, Inc., Class A(a)(b)	53,886	239,254
Elastic NV(a)	21,293	2,134,410
Enfusion, Inc., Class A(a)(b)	8,069	74,638
Envestnet, Inc.(a)	14,382	832,862
Everbridge, Inc.(a)	9,637	335,657
EverCommerce, Inc.(a)	11,351	106,926
Expensify, Inc., Class A(a)	14,524	26,724
Fair Isaac Corp.(a)	6,496	8,117,467
Five9, Inc.(a)	19,403	1,205,120
Fortinet, Inc.(a)	172,839	11,806,632
Freshworks, Inc., Class A(a)	42,630	776,292
Gen Digital, Inc.	146,446	3,280,390
Gitlab, Inc., Class A(a)	23,390	1,364,105
Guidewire Software, Inc.(a)(b)	21,829	2,547,663
HashiCorp, Inc., Class A(a)	24,630	663,778
HubSpot, Inc.(a)	12,519	7,843,905
Informatica, Inc., Class A(a)	13,352	467,320
Instructure Holdings, Inc.(a)(b)	5,212	111,433
Intapp, Inc.(a)(b)	11,105	380,901
InterDigital, Inc.	7,583	807,286
Intuit, Inc.	73,269	47,624,850
Jamf Holding Corp.(a)(b)	17,976	329,860
LivePerson, Inc.(a)	16,718	16,674
LiveRamp Holdings, Inc.(a)	16,679	575,425
Manhattan Associates, Inc.(a)	16,514	4,132,298
Marathon Digital Holdings, Inc.(a)(b)	56,596	1,277,938
Matterport, Inc., Class A(a)	65,359	147,711
MeridianLink, Inc.(a)	6,049	113,116
Microsoft Corp.	1,997,440	840,362,957
MicroStrategy, Inc., Class A(a)(b)	3,955	6,741,535
Mitek Systems, Inc.(a)(b)	10,963	154,578
Model N, Inc.(a)(b)	9,638	274,394
N-able, Inc.(a)	17,965	234,803
nCino, Inc.(a)(b)	20,384	761,954
NCR Voyix Corp.(a)	33,706	425,707
NextNav, Inc.(a)(b)	22,922	150,827
Nutanix, Inc., Class A(a)	65,136	4,020,194
Olo, Inc., Class A(a)	26,747	146,841
ON24, Inc.	15,145	108,135

30	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
OneSpan, Inc.(a)	10,993	$127,849
Oracle Corp.	413,862	51,985,206
PagerDuty, Inc.(a)(b)	26,690	605,329
Palantir Technologies, Inc., Class A(a)	517,256	11,902,061
Palo Alto Networks, Inc.(a)	82,046	23,311,730
Pegasystems, Inc.	10,979	709,683
PowerSchool Holdings, Inc., Class A(a)(b)	16,349	348,070
Procore Technologies, Inc.(a)(b)	20,821	1,710,862
Progress Software Corp.	11,745	626,126
PROS Holdings, Inc.(a)(b)	11,790	428,331
PTC, Inc.(a)	30,462	5,755,490
Q2 Holdings, Inc.(a)(b)	14,798	777,783
Qualys, Inc.(a)	9,997	1,668,199
Rapid7, Inc.(a)	15,182	744,525
Rimini Street, Inc.(a)	25,248	82,308
RingCentral, Inc., Class A(a)(b)	24,424	848,490
Riot Platforms, Inc.(a)(b)	48,401	592,428
Roper Technologies, Inc.	28,498	15,982,818
Salesforce, Inc.	251,119	75,632,020
Sapiens International Corp. NV	6,878	221,196
SEMrush Holdings, Inc., Class A(a)	12,201	161,785
SentinelOne, Inc., Class A(a)	66,159	1,542,166
ServiceNow, Inc.(a)	54,617	41,640,001
Smartsheet, Inc., Class A(a)(b)	34,456	1,326,556
SolarWinds Corp.(a)	12,293	155,138
SoundHound AI, Inc., Class A(a)(b)	36,809	216,805
SoundThinking, Inc.(a)	2,880	45,734
Sprinklr, Inc., Class A(a)	30,765	377,487
Sprout Social, Inc., Class A(a)(b)	13,682	816,952
SPS Commerce, Inc.(a)	9,824	1,816,458
Synopsys, Inc.(a)(b)	40,724	23,273,766
Tenable Holdings, Inc.(a)	31,356	1,549,927
Teradata Corp.(a)	26,306	1,017,253
Terawulf, Inc.(a)(b)	67,170	176,657
Tyler Technologies, Inc.(a)	11,061	4,701,036
UiPath, Inc., Class A(a)	99,969	2,266,297
Unity Software, Inc.(a)(b)	76,589	2,044,926
Varonis Systems, Inc.(a)(b)	30,227	1,425,808
Verint Systems, Inc.(a)	17,774	589,208
Weave Communications, Inc.(a)	13,413	153,981
Workday, Inc., Class A(a)	53,837	14,684,042
Workiva, Inc., Class A(a)	13,070	1,108,336
Xperi, Inc.(a)	12,403	149,580
Yext, Inc.(a)	25,534	153,970
Zeta Global Holdings Corp., Class A(a)(b)	30,720	335,770
Zoom Video Communications, Inc., Class A(a)(b)	68,653	4,487,847
Zscaler, Inc.(a)(b)	23,729	4,570,917
Zuora, Inc., Class A(a)	29,461	268,684

		1,436,539,817

Specialized REITs — 1.0%
American Tower Corp.	125,135	24,725,425
Crown Castle, Inc.	115,987	12,274,904
CubeSmart	58,739	2,656,178
Digital Realty Trust, Inc.	81,008	11,668,392
EPR Properties	20,678	877,781
Equinix, Inc.	24,956	20,596,936
Extra Space Storage, Inc.	56,302	8,276,394
Farmland Partners, Inc.	10,253	113,808
Four Corners Property Trust, Inc.	22,229	543,944
Gaming & Leisure Properties, Inc.	68,210	3,142,435
Gladstone Land Corp.	9,264	123,582
Iron Mountain, Inc.	77,730	6,234,723

Security	Shares	Value

Specialized REITs (continued)
Lamar Advertising Co., Class A	23,312	$2,783,686
National Storage Affiliates Trust	22,546	882,901
Outfront Media, Inc.	39,002	654,844
PotlatchDeltic Corp.	21,663	1,018,594
Public Storage	42,099	12,211,236
Rayonier, Inc.	37,775	1,255,641
Safehold, Inc.	14,494	298,576
SBA Communications Corp., Class A	29,092	6,304,236
Uniti Group, Inc.	61,659	363,788
VICI Properties, Inc.	277,346	8,262,137
Weyerhaeuser Co.	196,126	7,042,885

		132,313,026

Specialty Retail — 2.2%
1-800-Flowers.com, Inc., Class A(a)	10,728	116,184
Aaron’s Co., Inc. (The)	9,848	73,860
Abercrombie & Fitch Co., Class A(a)	12,793	1,603,347
Academy Sports & Outdoors, Inc.	20,152	1,361,066
Advance Auto Parts, Inc.	15,592	1,326,723
American Eagle Outfitters, Inc.	48,588	1,253,085
America’s Car-Mart, Inc.(a)(b)	1,956	124,930
Arko Corp., Class A	20,848	118,834
Asbury Automotive Group, Inc.(a)(b)	5,420	1,277,928
AutoNation, Inc.(a)	8,082	1,338,218
AutoZone, Inc.(a)	4,637	14,614,201
Bath & Body Works, Inc.	61,272	3,064,825
Best Buy Co., Inc.	51,948	4,261,294
Beyond, Inc.(a)	11,558	415,048
Boot Barn Holdings, Inc.(a)	8,182	778,517
Buckle, Inc. (The)	6,801	273,876
Build-A-Bear Workshop, Inc.	4,267	127,455
Burlington Stores, Inc.(a)	17,040	3,956,518
Caleres, Inc.	10,690	438,611
Camping World Holdings, Inc., Class A	10,915	303,983
CarMax, Inc.(a)(b)	42,861	3,733,622
CarParts.com, Inc.(a)	21,781	35,285
Carvana Co., Class A(a)	27,470	2,414,888
Children’s Place, Inc. (The)(a)(b)	3,245	37,447
Designer Brands, Inc., Class A	17,736	193,854
Destination XL Group, Inc.(a)	15,315	55,134
Dick’s Sporting Goods, Inc.	15,132	3,402,581
EVgo, Inc., Class A(a)(b)	20,718	52,002
Five Below, Inc.(a)(b)	14,633	2,654,134
Floor & Decor Holdings, Inc., Class A(a)(b)	27,859	3,611,084
Foot Locker, Inc.	20,823	593,455
GameStop Corp., Class A(a)(b)	71,260	892,175
Gap, Inc. (The)	53,270	1,467,588
Genesco, Inc.(a)	3,196	89,935
Group 1 Automotive, Inc.	3,746	1,094,694
GrowGeneration Corp.(a)	28,084	80,320
Guess?, Inc.	9,566	301,042
Haverty Furniture Cos., Inc.	4,592	156,679
Hibbett, Inc.	4,196	322,295
Home Depot, Inc. (The)	268,426	102,968,214
Leslie’s, Inc.(a)	41,852	272,038
Lithia Motors, Inc., Class A	7,057	2,123,169
Lowe’s Cos., Inc.	154,981	39,478,310
MarineMax, Inc.(a)	5,424	180,402
Monro, Inc.	8,422	265,630
Murphy U.S.A., Inc.	5,220	2,188,224
National Vision Holdings, Inc.(a)	20,678	458,224
ODP Corp. (The)(a)	9,017	478,352
OneWater Marine, Inc., Class A(a)	3,378	95,091

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
O’Reilly Automotive, Inc.(a)	15,862	$17,906,295
Penske Automotive Group, Inc.(b)	5,328	863,083
Petco Health & Wellness Co., Inc.(a)(b)	23,430	53,420
PetMed Express, Inc.	5,719	27,394
Revolve Group, Inc., Class A(a)(b)	9,735	206,090
RH(a)	4,171	1,452,592
Ross Stores, Inc.	88,808	13,033,462
Sally Beauty Holdings, Inc.(a)	27,766	344,854
Shoe Carnival, Inc.	5,537	202,876
Signet Jewelers Ltd.	11,753	1,176,123
Sleep Number Corp.(a)	5,788	92,782
Sonic Automotive, Inc., Class A	3,339	190,123
Sportsman’s Warehouse Holdings, Inc.(a)	13,339	41,484
Stitch Fix, Inc., Class A(a)(b)	26,302	69,437
ThredUp, Inc., Class A(a)	29,510	59,020
TJX Cos., Inc. (The)	305,038	30,936,954
Tractor Supply Co.	28,957	7,578,626
Ulta Beauty, Inc.(a)	13,075	6,836,656
Upbound Group, Inc.	16,382	576,810
Urban Outfitters, Inc.(a)	18,838	817,946
Valvoline, Inc.(a)	34,113	1,520,416
Victoria’s Secret & Co.(a)	21,224	411,321
Warby Parker, Inc., Class A(a)(b)	25,887	352,322
Wayfair, Inc., Class A(a)(b)	21,844	1,482,771
Williams-Sonoma, Inc.	16,886	5,361,812
Winmark Corp.	775	280,317
Zumiez, Inc.(a)	5,408	82,148

		298,481,505

Technology Hardware, Storage & Peripherals — 5.2%
Apple Inc.	3,914,205	671,207,873
Corsair Gaming, Inc.(a)	10,225	126,177
Eastman Kodak Co.(a)	20,053	99,262
Hewlett Packard Enterprise Co.	345,242	6,121,141
HP, Inc.	233,692	7,062,172
Immersion Corp.	5,021	37,557
IonQ, Inc.(a)(b)	45,555	455,095
NetApp, Inc.	55,328	5,807,780
Pure Storage, Inc., Class A(a)	77,927	4,051,425
Super Micro Computer, Inc.(a)	13,546	13,681,866
Western Digital Corp.(a)(b)	87,697	5,984,443
Xerox Holdings Corp.	33,602	601,476

		715,236,267

Textiles, Apparel & Luxury Goods — 0.5%
Allbirds, Inc., Class A(a)(b)	34,027	23,618
Birkenstock Holding PLC(a)(b)	7,976	376,866
Capri Holdings Ltd.(a)	30,459	1,379,793
Carter’s, Inc.	9,833	832,659
Columbia Sportswear Co.	10,019	813,342
Crocs, Inc.(a)(b)	16,336	2,349,117
Deckers Outdoor Corp.(a)	6,820	6,419,393
Figs, Inc., Class A(a)	37,971	189,096
G-III Apparel Group Ltd.(a)	11,252	326,421
Hanesbrands, Inc.(a)	95,213	552,235
Kontoor Brands, Inc.	14,153	852,718
Lululemon Athletica, Inc.(a)	29,743	11,619,103
Movado Group, Inc.	4,355	121,635
NIKE, Inc., Class B	315,783	29,677,286
Oxford Industries, Inc.	4,601	517,152
PVH Corp.	16,159	2,272,117
Ralph Lauren Corp., Class A	10,961	2,058,037
Skechers U.S.A., Inc., Class A(a)	34,919	2,139,138
Steven Madden Ltd.	19,299	815,962

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Tapestry, Inc.	63,009	$2,991,667
Under Armour, Inc., Class A(a)	50,288	371,126
Under Armour, Inc., Class C, NVS(a)(b)	51,177	365,404
VF Corp.	92,535	1,419,487
Wolverine World Wide, Inc.	22,602	253,368

		68,736,740

Tobacco — 0.4%
Altria Group, Inc.	480,111	20,942,442
Philip Morris International, Inc.	416,564	38,165,594
Turning Point Brands, Inc.	6,104	178,847
Universal Corp.	6,657	344,300
Vector Group Ltd.	41,212	451,683

		60,082,866

Trading Companies & Distributors — 0.6%
Air Lease Corp., Class A	28,388	1,460,279
Alta Equipment Group, Inc., Class A	8,952	115,928
Applied Industrial Technologies, Inc.	10,582	2,090,474
Beacon Roofing Supply, Inc.(a)(b)	17,235	1,689,375
BlueLinx Holdings, Inc.(a)	2,286	297,729
Boise Cascade Co.	10,960	1,680,935
Core & Main, Inc., Class A(a)	46,597	2,667,678
Custom Truck One Source, Inc.(a)	17,228	100,267
Distribution Solutions Group, Inc.(a)	3,991	141,601
DNOW, Inc.(a)	27,687	420,842
DXP Enterprises, Inc.(a)	2,838	152,486
Fastenal Co.	152,435	11,758,836
Ferguson PLC	54,863	11,983,725
FTAI Aviation Ltd.	26,196	1,762,991
GATX Corp.	9,033	1,210,693
Global Industrial Co.	3,963	177,463
GMS, Inc.(a)	11,171	1,087,385
H&E Equipment Services, Inc.	8,147	522,874
Herc Holdings, Inc.	7,437	1,251,647
Hudson Technologies, Inc.(a)	11,345	124,908
McGrath RentCorp.	6,154	759,219
MRC Global, Inc.(a)	23,352	293,535
MSC Industrial Direct Co., Inc., Class A	12,354	1,198,832
Rush Enterprises, Inc., Class A	15,490	829,025
Rush Enterprises, Inc., Class B	3,360	179,054
SiteOne Landscape Supply, Inc.(a)(b)	12,245	2,137,365
Titan Machinery, Inc.(a)	5,723	141,988
Transcat, Inc.(a)	2,615	291,389
United Rentals, Inc.	18,144	13,083,820
Watsco, Inc.	8,868	3,830,710
WESCO International, Inc.	11,652	1,995,755
WW Grainger, Inc.	11,807	12,011,261
Xometry, Inc., Class A(a)(b)	9,480	160,117

		77,610,186

Water Utilities — 0.1%
American States Water Co.	10,208	737,426
American Water Works Co., Inc.	52,177	6,376,551
Artesian Resources Corp., Class A, NVS	2,958	109,771
California Water Service Group	15,512	720,998
Consolidated Water Co. Ltd.	4,718	138,285
Essential Utilities, Inc.	68,092	2,522,809
Middlesex Water Co.	5,127	269,167
SJW Group	7,678	434,498
York Water Co. (The)	3,299	119,655

		11,429,160

Wireless Telecommunication Services — 0.2%
Gogo, Inc.(a)	17,440	153,123

32	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Spok Holdings, Inc.	7,667	$122,289
Telephone & Data Systems, Inc.	27,603	442,200
T-Mobile U.S., Inc.	131,545	21,470,775

		22,188,387

Total Common Stocks — 99.7% (Cost: $9,075,762,842)		13,623,981,412

Rights

Biotechnology — 0.0%
Aduro Biotech CVR(a)(c)	4,039	2,019
GTX, Inc., Contingent Rights(a)(b)(c)	684	701

		2,720

Total Rights — 0.0% (Cost: $1,402)		2,720

Warrants(a)

Oil, Gas & Consumable Fuels — 0.0%
Chord Energy Corp. (Issued/Exercisable, Expires 09/01/25, Strike Price USD 83.45)	204	5,247
Chord Energy Corp., Class A (Issued/Exercisable, Expires 09/01/24, Strike Price USD 73.44)	409	14,536

		19,783

Total Warrants — 0.0% (Cost: $68,578)		19,783

Total Long-Term Investments — 99.7% (Cost: $9,075,832,822)		13,624,003,915

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(f)(g)	223,803,435	$223,915,337
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(f)	18,894,297	18,894,297

Total Short-Term Securities — 1.8% (Cost: $242,623,536)		242,809,634

Total Investments — 101.5% (Cost: $9,318,456,358)		13,866,813,549

Liabilities in Excess of Other Assets — (1.5)%		(211,590,259)

Net Assets — 100.0%		$13,655,223,290

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $28,806, representing 0.0% of its net assets as of period end, and an original cost of $96,475.

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$245,670,879	$—		$(21,808,313	)(a)	$32,820	$19,951	$223,915,337	223,803,435	$1,970,744	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	17,462,038	1,432,259	(a)	—		—	—	18,894,297	18,894,297	1,021,190		—
BlackRock, Inc.	26,432,247	3,800,962		(3,401,488)		1,499,270	4,979,493	33,310,484	39,955	789,553		—

						$1,532,090	$4,999,444	$276,120,118		$3,781,487		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	30	06/21/24	$3,219	$86,961
S&P 500 E-Mini Index	99	06/21/24	26,277	506,191

				$593,152

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$593,152	$—	$—	$—	$593,152

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$6,358,776	$—	$—	$—	$6,358,776

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(539,811)	$—	$—	$—	$(539,811)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$25,242,427

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell 3000 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$13,623,912,285	$61,788	$7,339	$13,623,981,412
Rights	—	—	2,720	2,720
Warrants	19,783	—	—	19,783
Short-Term Securities
Money Market Funds	242,809,634	—	—	242,809,634

	$13,866,741,702	$61,788	$10,059	$13,866,813,549

Derivative Financial Instruments(a)
Assets
Equity Contracts	$593,152	$—	$—	$593,152

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2024	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
BWX Technologies, Inc.	132,314	$13,578,063
Curtiss-Wright Corp.	66,488	17,016,939
HEICO Corp.(a)	7,709	1,472,419
HEICO Corp., Class A	14,529	2,236,594
Hexcel Corp.	147,221	10,725,050
Howmet Aerospace, Inc.	661,353	45,256,386
Huntington Ingalls Industries, Inc.	68,726	20,031,567
Mercury Systems, Inc.(b)	93,688	2,763,796
Spirit AeroSystems Holdings, Inc., Class A(b)	180,491	6,510,310
Textron, Inc.	341,578	32,767,578
TransDigm Group, Inc.	76,790	94,574,564
Woodward, Inc.	104,470	16,100,916

		263,034,182

Air Freight & Logistics — 0.3%
CH Robinson Worldwide, Inc.	43,817	3,336,226
Expeditors International of Washington, Inc.(a)	218,889	26,610,336
GXO Logistics, Inc.(b)	203,948	10,964,245

		40,910,807

Automobile Components — 0.6%
Aptiv PLC(b)	472,032	37,597,349
BorgWarner, Inc.	407,905	14,170,620
Gentex Corp.	408,754	14,764,194
Lear Corp.	101,179	14,658,814
Phinia, Inc.	80,966	3,111,523
QuantumScape Corp., Class A(a)(b)	590,506	3,714,283

		88,016,783

Automobiles — 0.3%
Harley-Davidson, Inc.	220,976	9,665,490
Lucid Group, Inc.(a)(b)	1,305,200	3,719,820
Rivian Automotive, Inc., Class A(a)(b)	1,181,765	12,940,327
Thor Industries, Inc.	89,630	10,517,184

		36,842,821

Banks — 3.2%
Bank OZK	184,461	8,385,597
BOK Financial Corp.	48,294	4,443,048
Citizens Financial Group, Inc.	812,238	29,476,117
Columbia Banking System, Inc.	364,799	7,058,861
Comerica, Inc.	229,669	12,629,498
Commerce Bancshares, Inc.	209,706	11,156,359
Cullen/Frost Bankers, Inc.	103,485	11,649,307
East West Bancorp, Inc.	244,791	19,365,416
Fifth Third Bancorp	1,183,269	44,029,440
First Citizens BancShares, Inc., Class A	16,882	27,602,070
First Hawaiian, Inc.	219,292	4,815,652
First Horizon Corp.	969,594	14,931,748
FNB Corp.	627,273	8,844,549
Huntington Bancshares, Inc.	2,507,969	34,986,168
KeyCorp.	1,627,921	25,737,431
M&T Bank Corp.	288,430	41,949,259
New York Community Bancorp, Inc., Class A	1,265,108	4,073,648
NU Holdings Ltd., Class A(b)	1,286,057	15,342,660
Pinnacle Financial Partners, Inc.	131,709	11,311,169
Popular, Inc.	123,479	10,877,265
Prosperity Bancshares, Inc.	152,505	10,031,779
Regions Financial Corp.	1,608,524	33,843,345
Synovus Financial Corp.	253,882	10,170,513
TFS Financial Corp.	85,736	1,076,844
Webster Financial Corp.	298,442	15,151,900
Western Alliance Bancorp	188,997	12,131,717

Security	Shares	Value

Banks (continued)
Wintrust Financial Corp.	106,739	$11,142,484
Zions Bancorp N.A.	255,403	11,084,490

		453,298,334

Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A, NVS(b)	1,299	395,442
Brown-Forman Corp., Class A	16,973	898,720
Brown-Forman Corp., Class B, NVS	64,787	3,344,305
Molson Coors Beverage Co., Class B	305,384	20,537,074

		25,175,541

Biotechnology — 0.9%
Alnylam Pharmaceuticals, Inc.(b)	42,738	6,387,194
Biogen, Inc.(b)	251,278	54,183,075
BioMarin Pharmaceutical, Inc.(b)	287,732	25,130,513
Exact Sciences Corp.(b)	204,154	14,098,875
Exelixis, Inc.(b)	143,795	3,412,256
Incyte Corp.(b)	85,233	4,855,724
Ionis Pharmaceuticals, Inc.(a)(b)	34,249	1,484,694
Roivant Sciences Ltd.(b)	33,626	354,418
United Therapeutics Corp.(b)	78,990	18,145,583

		128,052,332

Broadline Retail — 0.5%
eBay, Inc.	851,152	44,923,802
Etsy, Inc.(a)(b)	91,430	6,283,070
Kohl’s Corp.	191,032	5,568,583
Macy’s, Inc.	475,368	9,502,606
Nordstrom, Inc.	197,692	4,007,217
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	73,835	5,875,051

		76,160,329

Building Products — 2.8%
A. O. Smith Corp.	188,693	16,880,476
Allegion PLC	11,417	1,537,984
Armstrong World Industries, Inc.	54,178	6,729,991
AZEK Co., Inc. (The), Class A(b)	250,902	12,600,298
Builders FirstSource, Inc.(b)	212,064	44,225,947
Carlisle Cos., Inc.	84,471	33,099,961
Carrier Global Corp.	1,453,112	84,469,401
Fortune Brands Innovations, Inc.	221,309	18,738,233
Hayward Holdings, Inc.(a)(b)	230,694	3,531,925
Lennox International, Inc.	55,756	27,251,303
Masco Corp.	392,014	30,922,064
Owens Corning	154,657	25,796,788
Trane Technologies PLC	279,991	84,053,298

		389,837,669

Capital Markets — 5.2%
Affiliated Managers Group, Inc.	58,347	9,771,372
Bank of New York Mellon Corp. (The)	1,326,163	76,413,512
Blue Owl Capital, Inc., Class A	677,092	12,769,955
Carlyle Group, Inc. (The)	368,380	17,280,706
Cboe Global Markets, Inc.	183,371	33,690,754
Coinbase Global, Inc., Class A(b)	298,690	79,188,693
Evercore, Inc., Class A	61,399	11,824,833
Franklin Resources, Inc.	523,461	14,714,489
Houlihan Lokey, Inc., Class A	81,818	10,488,250
Interactive Brokers Group, Inc., Class A(a)	180,918	20,210,350
Invesco Ltd.	633,471	10,509,284
Janus Henderson Group PLC	235,516	7,746,121
Jefferies Financial Group, Inc.	316,163	13,942,788
KKR & Co., Inc., Class A	872,493	87,755,346
Lazard, Inc.	189,231	7,923,102
MSCI, Inc., Class A	66,962	37,528,853

36	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Nasdaq, Inc.	642,159	$40,520,233
Northern Trust Corp.	353,656	31,447,092
Raymond James Financial, Inc.	329,924	42,368,840
Robinhood Markets, Inc., Class A(b)	1,105,802	22,259,794
SEI Investments Co.	175,317	12,605,292
State Street Corp.	527,148	40,759,083
Stifel Financial Corp.	170,853	13,355,579
T Rowe Price Group, Inc.	384,562	46,885,799
TPG, Inc., Class A	88,674	3,963,728
Tradeweb Markets, Inc., Class A	130,756	13,620,853
Virtu Financial, Inc., Class A	146,643	3,009,114
XP, Inc., Class A	516,999	13,266,194

		735,820,009

Chemicals — 3.5%
Albemarle Corp.	204,568	26,949,788
Ashland, Inc.	87,215	8,492,125
Axalta Coating Systems Ltd.(b)	345,136	11,869,227
Celanese Corp., Class A	172,487	29,643,616
CF Industries Holdings, Inc.	336,118	27,968,379
Chemours Co. (The)	260,294	6,835,320
Corteva, Inc.	1,230,458	70,960,513
DuPont de Nemours, Inc.	750,227	57,519,904
Eastman Chemical Co.	207,546	20,800,260
Element Solutions, Inc.	391,689	9,784,391
FMC Corp.	186,665	11,890,561
Ginkgo Bioworks Holdings, Inc., Class A(a)(b)	2,454,803	2,847,571
Huntsman Corp.	289,570	7,537,507
International Flavors & Fragrances, Inc.	445,260	38,287,907
LyondellBasell Industries NV, Class A	450,973	46,125,518
Mosaic Co. (The)	569,322	18,480,192
NewMarket Corp.	10,756	6,825,973
Olin Corp.	209,831	12,338,063
PPG Industries, Inc.	306,485	44,409,677
RPM International, Inc.	178,760	21,263,502
Westlake Corp.	56,864	8,688,819

		489,518,813

Commercial Services & Supplies — 1.0%
Cintas Corp.	16,735	11,497,447
Clean Harbors, Inc.(b)	88,287	17,773,056
Driven Brands Holdings, Inc.(b)	106,344	1,679,172
MSA Safety, Inc.	53,670	10,389,975
RB Global, Inc.	75,490	5,750,073
Republic Services, Inc.	360,231	68,962,623
Stericycle, Inc.(b)	161,653	8,527,196
Tetra Tech, Inc.	75,658	13,974,789
Vestis Corp.	203,444	3,920,366

		142,474,697

Communications Equipment — 0.4%
Ciena Corp.(a)(b)	251,710	12,447,059
F5, Inc.(b)	103,207	19,567,015
Juniper Networks, Inc.	555,946	20,603,359
Lumentum Holdings, Inc.(a)(b)	116,648	5,523,283
Ubiquiti, Inc.	1,141	132,185
Viasat, Inc.(a)(b)	203,866	3,687,936

		61,960,837

Construction & Engineering — 0.9%
AECOM	237,250	23,269,480
EMCOR Group, Inc.	52,877	18,517,525
MasTec, Inc.(b)	108,345	10,103,171
MDU Resources Group, Inc.	354,682	8,937,986
Quanta Services, Inc.	184,743	47,996,232

Security	Shares	Value

Construction & Engineering (continued)
Valmont Industries, Inc.	33,941	$7,748,052
WillScot Mobile Mini Holdings Corp.(b)	243,532	11,324,238

		127,896,684

Construction Materials — 0.9%
Eagle Materials, Inc.	20,384	5,539,352
Martin Marietta Materials, Inc.	107,656	66,094,325
Vulcan Materials Co.	180,169	49,171,723

		120,805,400

Consumer Finance — 1.0%
Ally Financial, Inc.	472,875	19,193,996
Credit Acceptance Corp.(a)(b)	10,937	6,032,302
Discover Financial Services	435,864	57,137,412
OneMain Holdings, Inc.	196,508	10,039,594
SLM Corp.	232,088	5,057,198
SoFi Technologies, Inc.(a)(b)	1,661,236	12,127,023
Synchrony Financial	708,194	30,537,325

		140,124,850

Consumer Staples Distribution & Retail — 1.6%
Albertsons Cos., Inc., Class A	662,974	14,214,163
BJ’s Wholesale Club Holdings, Inc.(b)	151,999	11,498,724
Casey’s General Stores, Inc.	55,545	17,688,305
Dollar Tree, Inc.(b)	358,070	47,677,020
Grocery Outlet Holding Corp.(b)	164,237	4,726,741
Kroger Co. (The)	1,138,030	65,015,654
Maplebear, Inc.(a)(b)	11,227	418,655
Performance Food Group Co.(b)	142,116	10,607,538
U.S. Foods Holding Corp.(b)	396,240	21,385,073
Walgreens Boots Alliance, Inc.	1,248,746	27,085,301

		220,317,174

Containers & Packaging — 1.6%
Amcor PLC	2,503,814	23,811,271
AptarGroup, Inc.	113,940	16,394,827
Ardagh Group SA, Class A(b)	34,751	233,005
Avery Dennison Corp.	94,761	21,155,393
Ball Corp.	537,180	36,184,445
Berry Global Group, Inc.	202,671	12,257,542
Crown Holdings, Inc.	186,054	14,746,640
Graphic Packaging Holding Co.	249,714	7,286,655
International Paper Co.	604,451	23,585,678
Packaging Corp. of America	154,244	29,272,426
Sealed Air Corp.	111,695	4,155,054
Silgan Holdings, Inc.	141,019	6,847,883
Sonoco Products Co.	170,912	9,885,550
Westrock Co.	442,916	21,902,196

		227,718,565

Distributors — 0.4%
Genuine Parts Co.	244,596	37,895,258
LKQ Corp.	464,440	24,805,741

		62,700,999

Diversified Consumer Services — 0.2%
ADT, Inc.	446,785	3,002,395
Bright Horizons Family Solutions, Inc.(b)	88,179	9,995,972
Grand Canyon Education, Inc.(b)	37,434	5,098,885
H&R Block, Inc.	89,572	4,398,881
Mister Car Wash, Inc.(a)(b)	129,331	1,002,315
Service Corp. International	159,542	11,839,612

		35,338,060

Diversified REITs — 0.1%
WP Carey, Inc.	378,830	21,381,165

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2024	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services — 0.1%
Frontier Communications Parent, Inc.(a)(b)	429,925	$10,533,162
GCI Liberty, Inc. Escrow, Class A(b)(c)	193,912	2
Iridium Communications, Inc.	13,786	360,642

		10,893,806

Electric Utilities — 3.7%
Alliant Energy Corp.	445,858	22,471,243
Avangrid, Inc.	122,994	4,481,901
Constellation Energy Corp.	561,070	103,713,790
Edison International	658,943	46,607,038
Entergy Corp.	369,118	39,008,390
Evergy, Inc.	388,820	20,755,212
Eversource Energy	607,914	36,335,020
FirstEnergy Corp.	949,703	36,677,530
Hawaiian Electric Industries, Inc.	192,594	2,170,534
IDACORP, Inc.	88,402	8,211,662
NRG Energy, Inc.	392,085	26,540,234
OGE Energy Corp.	348,567	11,955,848
PG&E Corp.	3,553,113	59,550,174
Pinnacle West Capital Corp.	198,923	14,865,516
PPL Corp.	1,287,125	35,434,551
Xcel Energy, Inc.	961,007	51,654,126

		520,432,769

Electrical Equipment — 1.6%
Acuity Brands, Inc.(a)	53,900	14,484,547
AMETEK, Inc.	401,119	73,364,665
Generac Holdings, Inc.(b)	104,631	13,198,154
Hubbell, Inc.	50,986	21,161,739
nVent Electric PLC	286,948	21,635,879
Plug Power, Inc.(a)(b)	924,120	3,178,973
Regal Rexnord Corp.	115,686	20,835,049
Sensata Technologies Holding PLC	263,158	9,668,425
Sunrun, Inc.(a)(b)	370,729	4,886,208
Vertiv Holdings Co., Class A	554,691	45,301,614

		227,715,253

Electronic Equipment, Instruments & Components — 2.3%
Amphenol Corp., Class A	505,444	58,302,965
Arrow Electronics, Inc.(b)	94,196	12,194,614
Avnet, Inc.	159,366	7,901,366
CDW Corp.	13,542	3,463,773
Cognex Corp.	303,918	12,892,202
Coherent Corp.(b)	226,687	13,741,766
Corning, Inc.	1,326,204	43,711,684
Crane NXT Co.	82,947	5,134,419
IPG Photonics Corp.(b)	52,699	4,779,272
Jabil, Inc.(a)	80,995	10,849,280
Keysight Technologies, Inc.(b)	226,829	35,471,519
Littelfuse, Inc.	42,175	10,221,111
TD SYNNEX Corp.	101,210	11,446,851
Teledyne Technologies, Inc.(b)	81,246	34,880,533
Trimble, Inc.(a)(b)	430,116	27,682,266
Vontier Corp.	181,291	8,223,360
Zebra Technologies Corp., Class A(b)	73,409	22,128,409

		323,025,390

Energy Equipment & Services — 1.0%
Baker Hughes Co., Class A	1,741,750	58,348,625
Halliburton Co.	1,251,690	49,341,620
NOV, Inc.	684,099	13,353,612
TechnipFMC PLC	755,868	18,979,846

		140,023,703

Security	Shares	Value

Entertainment — 1.5%
AMC Entertainment Holdings, Inc., Class A(a)(b)	430,108	$1,600,002
Electronic Arts, Inc.	472,019	62,622,761
Liberty Media Corp. - Liberty Formula One, Class A(b)	40,620	2,386,019
Liberty Media Corp. - Liberty Formula One, Class C, NVS(b)	338,354	22,196,022
Liberty Media Corp. - Liberty Live, Class A(b)	33,387	1,413,939
Liberty Media Corp. - Liberty Live, Class C, NVS(b)	83,535	3,660,504
Live Nation Entertainment, Inc.(a)(b)	210,593	22,274,422
Madison Square Garden Sports Corp., Class A(b)	32,653	6,025,132
Playtika Holding Corp.	953	6,719
Roku, Inc., Class A(a)(b)	191,314	12,467,933
Take-Two Interactive Software, Inc.(a)(b)	288,350	42,817,091
Warner Bros Discovery, Inc., Class A(a)(b)	3,841,488	33,536,190

		211,006,734

Financial Services — 1.9%
Affirm Holdings, Inc., Class A(a)(b)	396,591	14,776,981
Block, Inc., Class A(b)	605,619	51,223,255
Corpay, Inc.(b)	8,603	2,654,370
Euronet Worldwide, Inc.(b)	38,285	4,208,670
Fidelity National Information Services, Inc.	1,032,494	76,590,405
Global Payments, Inc.	449,709	60,108,105
Jack Henry & Associates, Inc.	86,977	15,110,514
MGIC Investment Corp.	480,709	10,748,653
NCR Atleos Corp.(b)	117,851	2,327,557
Rocket Cos., Inc., Class A(a)(b)	132,093	1,921,953
UWM Holdings Corp., Class A	103,353	750,343
Voya Financial, Inc.	169,080	12,498,394
Western Union Co. (The)	377,551	5,278,163
WEX, Inc.(a)(b)	39,991	9,499,062

		267,696,425

Food Products — 1.8%
Bunge Global SA	252,843	25,921,464
Campbell Soup Co.	332,936	14,799,005
Conagra Brands, Inc.	831,396	24,642,577
Darling Ingredients, Inc.(b)	278,622	12,958,709
Flowers Foods, Inc.	329,373	7,822,609
Freshpet, Inc.(b)	54,795	6,348,549
Hormel Foods Corp.	506,298	17,664,737
Ingredion, Inc.	113,595	13,273,576
J M Smucker Co. (The)	179,068	22,539,289
Kellanova	453,902	26,004,046
Lamb Weston Holdings, Inc.	13,948	1,485,880
McCormick & Co., Inc., NVS	438,684	33,695,318
Pilgrim’s Pride Corp.(b)	70,830	2,430,886
Post Holdings, Inc.(b)	88,397	9,394,833
Seaboard Corp.	376	1,212,194
Tyson Foods, Inc., Class A	484,775	28,470,836
WK Kellogg Co.	113,147	2,127,164

		250,791,672

Gas Utilities — 0.3%
Atmos Energy Corp.	263,339	31,303,107
National Fuel Gas Co.	155,766	8,367,750
UGI Corp.	366,441	8,992,462

		48,663,319

Ground Transportation — 0.8%
Avis Budget Group, Inc.	21,342	2,613,541
Hertz Global Holdings, Inc.(a)(b)	232,137	1,817,633
JB Hunt Transport Services, Inc.	115,378	22,989,066
Knight-Swift Transportation Holdings, Inc.	274,264	15,090,005

38	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
Landstar System, Inc.	12,547	$2,418,560
Old Dominion Freight Line, Inc.	23,538	5,162,119
Ryder System, Inc.	76,351	9,176,627
Saia, Inc.(b)	41,162	24,079,770
Schneider National, Inc., Class B	94,544	2,140,476
U-Haul Holding Co.(b)	9,559	645,615
U-Haul Holding Co., NVS(a)	107,770	7,186,103
XPO, Inc.(b)	198,688	24,245,897

		117,565,412

Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	881,554	37,677,618
Cooper Cos., Inc. (The)	338,829	34,377,590
DENTSPLY SIRONA, Inc.	371,688	12,336,325
Enovis Corp.(b)	92,696	5,788,865
Envista Holdings Corp.(b)	286,598	6,127,465
Globus Medical, Inc., Class A(a)(b)	147,249	7,898,436
Hologic, Inc.(b)	402,637	31,389,581
ICU Medical, Inc.(b)	35,609	3,821,558
Integra LifeSciences Holdings Corp.(a)(b)	119,012	4,218,976
QuidelOrtho Corp.(b)	93,613	4,487,807
STERIS PLC	172,995	38,892,736
Tandem Diabetes Care, Inc.(b)	96,807	3,427,936
Teleflex, Inc.	82,255	18,603,613
Zimmer Biomet Holdings, Inc.	366,086	48,316,030

		257,364,536

Health Care Providers & Services — 1.4%
Acadia Healthcare Co., Inc.(b)	156,440	12,393,177
agilon health, Inc.(a)(b)	58,207	355,063
Amedisys, Inc.(b)	56,574	5,213,860
Cardinal Health, Inc.	210,168	23,517,799
Chemed Corp.	7,235	4,644,364
Encompass Health Corp.	160,797	13,278,616
Henry Schein, Inc.(a)(b)	227,904	17,211,310
Laboratory Corp. of America Holdings	147,837	32,296,471
Molina Healthcare, Inc.(b)	45,924	18,866,957
Premier, Inc., Class A	209,275	4,624,978
Quest Diagnostics, Inc.	195,194	25,982,273
R1 RCM, Inc.(b)	262,388	3,379,557
Tenet Healthcare Corp.(b)	175,825	18,480,966
Universal Health Services, Inc., Class B	102,896	18,774,404

		199,019,795

Health Care REITs — 1.2%
Healthcare Realty Trust, Inc.	662,070	9,368,291
Healthpeak Properties, Inc.	1,231,315	23,087,156
Medical Properties Trust, Inc.(a)	1,040,830	4,891,901
Omega Healthcare Investors, Inc.	427,229	13,530,342
Ventas, Inc.	696,390	30,320,821
Welltower, Inc.	966,548	90,314,245

		171,512,756

Health Care Technology — 0.1%
Certara, Inc.(a)(b)	131,384	2,349,146
Doximity, Inc., Class A(a)(b)	111,166	2,991,477
Teladoc Health, Inc.(a)(b)	289,415	4,370,166

		9,710,789

Hotel & Resort REITs — 0.2%
Host Hotels & Resorts, Inc.	1,221,932	25,269,554
Park Hotels & Resorts, Inc.	363,232	6,352,927

		31,622,481

Hotels, Restaurants & Leisure — 2.2%
Aramark	454,545	14,781,803

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Boyd Gaming Corp.	123,333	$8,302,778
Caesars Entertainment, Inc.(a)(b)	212,060	9,275,504
Carnival Corp.(b)	1,731,242	28,288,494
Cava Group, Inc.(b)	18,939	1,326,677
Darden Restaurants, Inc.	111,072	18,565,685
DoorDash, Inc., Class A(b)	117,628	16,199,728
Expedia Group, Inc.(b)	62,312	8,583,478
Hilton Worldwide Holdings, Inc.	235,469	50,227,892
Hyatt Hotels Corp., Class A(a)	75,731	12,088,182
Marriott Vacations Worldwide Corp.	60,996	6,571,099
MGM Resorts International(a)(b)	480,268	22,673,452
Norwegian Cruise Line Holdings Ltd.(a)(b)	563,076	11,785,181
Penn Entertainment, Inc.(b)	261,192	4,756,306
Planet Fitness, Inc., Class A(a)(b)	78,809	4,935,808
Royal Caribbean Cruises Ltd.(a)(b)	285,285	39,657,468
Travel + Leisure Co.	66,939	3,277,334
Vail Resorts, Inc.	59,435	13,243,901
Wyndham Hotels & Resorts, Inc.	131,732	10,110,431
Wynn Resorts Ltd.	170,564	17,436,758
Yum! Brands, Inc.	59,947	8,311,652

		310,399,611

Household Durables — 2.7%
DR Horton, Inc.	527,973	86,877,957
Garmin Ltd.	267,983	39,894,629
Leggett & Platt, Inc.	232,891	4,459,863
Lennar Corp., Class A	422,472	72,656,734
Lennar Corp., Class B	22,715	3,502,199
Mohawk Industries, Inc.(b)	92,438	12,099,210
Newell Brands, Inc.	670,252	5,382,124
NVR, Inc.(b)	4,638	37,567,614
PulteGroup, Inc.	373,489	45,050,243
Tempur Sealy International, Inc.	232,280	13,198,150
Toll Brothers, Inc.	181,439	23,472,763
TopBuild Corp.(b)	51,601	22,742,109
Whirlpool Corp.	93,228	11,152,866

		378,056,461

Household Products — 0.1%
Church & Dwight Co., Inc.	43,870	4,576,080
Reynolds Consumer Products, Inc.	93,447	2,668,846
Spectrum Brands Holdings, Inc.	52,783	4,698,215

		11,943,141

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	455,299	8,163,511
Brookfield Renewable Corp., Class A	232,377	5,709,503
Clearway Energy, Inc., Class A	59,883	1,288,083
Clearway Energy, Inc., Class C	141,954	3,272,040
Vistra Corp.	437,975	30,504,959

		48,938,096

Industrial REITs — 0.5%
Americold Realty Trust, Inc.	495,340	12,343,873
EastGroup Properties, Inc.	79,876	14,359,308
First Industrial Realty Trust, Inc.	230,253	12,097,493
Rexford Industrial Realty, Inc.	367,508	18,485,652
STAG Industrial, Inc.	317,289	12,196,589

		69,482,915

Insurance — 6.4%
Aflac, Inc.	1,012,394	86,924,149
Allstate Corp. (The)	457,444	79,142,386
American Financial Group, Inc.	125,076	17,070,372
Arch Capital Group Ltd.(b)	538,258	49,756,570

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2024	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Arthur J. Gallagher & Co.	352,889	$88,236,366
Assurant, Inc.	91,647	17,251,631
Assured Guaranty Ltd.	95,868	8,364,483
Axis Capital Holdings Ltd.	136,580	8,880,432
Brighthouse Financial, Inc.(b)	101,673	5,240,226
Brown & Brown, Inc.	253,182	22,163,552
Cincinnati Financial Corp.	267,694	33,239,564
CNA Financial Corp.	44,857	2,037,405
Everest Group Ltd.	64,603	25,679,692
Fidelity National Financial, Inc., Class A	451,872	23,994,403
First American Financial Corp.	172,984	10,560,673
Globe Life, Inc.	151,237	17,599,450
Hanover Insurance Group, Inc. (The)	62,376	8,493,740
Hartford Financial Services Group, Inc. (The)	514,797	53,049,831
Kemper Corp.	106,671	6,605,068
Lincoln National Corp.	268,383	8,569,469
Loews Corp.	319,120	24,983,905
Markel Group, Inc.(a)(b)	22,907	34,852,542
Old Republic International Corp.	449,552	13,810,237
Primerica, Inc.	21,212	5,365,788
Principal Financial Group, Inc.	414,723	35,794,742
Prudential Financial, Inc.	633,239	74,342,259
Reinsurance Group of America, Inc.	116,310	22,433,873
RenaissanceRe Holdings Ltd.	66,408	15,607,872
RLI Corp.	55,021	8,168,968
Unum Group	286,575	15,377,615
W R Berkley Corp.	348,562	30,826,823
White Mountains Insurance Group Ltd.(a)	4,355	7,814,177
Willis Towers Watson PLC	156,890	43,144,750

		905,383,013

Interactive Media & Services — 0.1%
IAC, Inc.(b)	129,241	6,893,715
Match Group, Inc.(a)(b)	47,703	1,730,665
TripAdvisor, Inc.(b)	186,745	5,189,643
ZoomInfo Technologies, Inc., Class A(b)	253,719	4,067,116

		17,881,139

IT Services — 1.5%
Akamai Technologies, Inc.(b)	260,611	28,344,052
Amdocs Ltd.	201,165	18,179,281
Cognizant Technology Solutions Corp., Class A	875,431	64,160,338
DXC Technology Co.(b)	337,655	7,161,663
GoDaddy, Inc., Class A(b)	96,994	11,511,248
Kyndryl Holdings, Inc.(b)	395,791	8,612,412
Okta, Inc., Class A(b)	249,914	26,146,003
Twilio, Inc., Class A(b)	247,797	15,152,786
VeriSign, Inc.(b)	146,792	27,818,552

		207,086,335

Leisure Products — 0.3%
Brunswick Corp.	109,791	10,597,027
Hasbro, Inc.	230,181	13,009,830
Mattel, Inc.(b)	615,734	12,197,691
Polaris, Inc.	85,834	8,593,700

		44,398,248

Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.	95,460	13,890,385
Avantor, Inc.(a)(b)	1,176,366	30,079,679
Azenta, Inc.(b)	95,987	5,786,096
Bio-Rad Laboratories, Inc., Class A(b)	35,911	12,420,538
Bio-Techne Corp.(a)	15,334	1,079,360
Charles River Laboratories International, Inc.(a)(b)	88,715	24,037,329
Fortrea Holdings, Inc.(b)	154,686	6,209,096

Security	Shares	Value

Life Sciences Tools & Services (continued)
ICON PLC(b)	120,842	$40,596,870
Illumina, Inc.(b)	193,562	26,579,934
IQVIA Holdings, Inc.(b)	23,206	5,868,565
Maravai LifeSciences Holdings, Inc., Class A(b)	80,864	701,091
QIAGEN NV	385,297	16,563,918
Repligen Corp.(a)(b)	54,432	10,011,133
Revvity, Inc.	216,448	22,727,040
Sotera Health Co.(b)	64,110	769,961

		217,320,995

Machinery — 6.7%
AGCO Corp.	108,995	13,408,565
Allison Transmission Holdings, Inc.	140,730	11,421,647
CNH Industrial NV	1,707,680	22,131,533
Crane Co.(a)	84,190	11,376,595
Cummins, Inc.	237,545	69,992,634
Donaldson Co., Inc.	124,266	9,280,185
Dover Corp.	243,240	43,099,696
Esab Corp.	99,095	10,956,934
Flowserve Corp.	229,359	10,477,119
Fortive Corp.	616,715	53,049,824
Gates Industrial Corp. PLC(b)	287,849	5,097,806
Graco, Inc.	171,949	16,070,354
IDEX Corp.	121,148	29,562,535
Ingersoll Rand, Inc.	705,812	67,016,849
ITT, Inc.	143,966	19,583,695
Lincoln Electric Holdings, Inc.	6,278	1,603,652
Middleby Corp. (The)(a)(b)	93,552	15,042,226
Nordson Corp.	99,765	27,389,483
Oshkosh Corp.	113,761	14,187,134
Otis Worldwide Corp.	678,455	67,350,228
PACCAR, Inc.	894,247	110,788,261
Parker-Hannifin Corp.	222,893	123,881,700
Pentair PLC	285,351	24,380,389
RBC Bearings, Inc.(b)	49,346	13,340,691
Snap-on, Inc.	90,733	26,876,929
Stanley Black & Decker, Inc.	267,061	26,153,284
Timken Co. (The)	106,730	9,331,404
Westinghouse Air Brake Technologies Corp.	310,867	45,287,105
Xylem, Inc.	364,274	47,078,772

		945,217,229

Marine Transportation — 0.1%
Kirby Corp.(b)	102,873	9,805,854

Media — 1.1%
Cable One, Inc.	8,969	3,795,053
Fox Corp., Class A, NVS	425,820	13,315,391
Fox Corp., Class B	236,755	6,775,928
Interpublic Group of Cos., Inc. (The)	672,702	21,950,266
Liberty Broadband Corp., Class A(a)(b)	22,575	1,289,484
Liberty Broadband Corp., Class C, NVS(a)(b)	160,945	9,210,882
Liberty Media Corp. - Liberty SiriusXM, NVS(b)	267,072	7,934,709
Liberty Media Corp. - Liberty SiriusXM, Class A(a)(b)	131,921	3,918,054
New York Times Co. (The), Class A	281,747	12,177,105
News Corp., Class A, NVS	663,125	17,360,613
News Corp., Class B	201,172	5,443,714
Nexstar Media Group, Inc., Class A	37,074	6,387,480
Omnicom Group, Inc.	343,991	33,284,569
Paramount Global, Class A(a)	19,314	421,625
Paramount Global, Class B, NVS	1,014,187	11,936,981
Sirius XM Holdings, Inc.(a)	1,137,461	4,413,349

		159,615,203

40	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 1.6%
Alcoa Corp.	310,489	$10,491,423
Cleveland-Cliffs, Inc.(b)	870,589	19,797,194
MP Materials Corp., Class A(a)(b)	178,796	2,556,783
Nucor Corp.	428,436	84,787,484
Reliance, Inc.	99,828	33,360,521
Royal Gold, Inc.	114,261	13,918,133
SSR Mining, Inc.	352,578	1,572,498
Steel Dynamics, Inc.	266,405	39,489,213
United States Steel Corp.	386,306	15,753,559

		221,726,808

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.(a)	1,209,696	11,975,990
Annaly Capital Management, Inc.	873,700	17,203,153
Rithm Capital Corp.	845,010	9,430,312
Starwood Property Trust, Inc.	514,992	10,469,787

		49,079,242

Multi-Utilities — 2.2%
Ameren Corp.	456,682	33,776,201
CenterPoint Energy, Inc.	1,101,720	31,388,003
CMS Energy Corp.	507,751	30,637,695
Consolidated Edison, Inc.	605,188	54,957,122
DTE Energy Co.	359,278	40,289,435
NiSource, Inc.	721,909	19,968,003
Public Service Enterprise Group, Inc.	867,338	57,920,831
WEC Energy Group, Inc.	551,774	45,311,681

		314,248,971

Office REITs — 0.6%
Alexandria Real Estate Equities, Inc.	303,248	39,091,700
Boston Properties, Inc.	275,155	17,970,373
Cousins Properties, Inc.	266,510	6,406,900
Highwoods Properties, Inc.	180,525	4,726,145
Kilroy Realty Corp.	202,063	7,361,155
NET Lease Office Properties	24,959	594,024
Vornado Realty Trust	306,772	8,825,830

		84,976,127

Oil, Gas & Consumable Fuels — 4.5%
Antero Midstream Corp.	399,280	5,613,877
Antero Resources Corp.(b)	493,008	14,297,232
APA Corp.	167,476	5,757,825
Chesapeake Energy Corp.	216,305	19,214,373
Coterra Energy, Inc.	1,301,700	36,291,396
Devon Energy Corp.	1,117,833	56,092,860
Diamondback Energy, Inc.	311,079	61,646,526
DT Midstream, Inc.	170,134	10,395,187
EQT Corp.	627,906	23,276,475
Hess Corp.	214,447	32,733,190
HF Sinclair Corp.	279,370	16,865,567
Marathon Oil Corp.	1,020,964	28,934,120
ONEOK, Inc.	958,868	76,872,448
Ovintiv, Inc.	249,398	12,943,756
Phillips 66	767,256	125,323,595
Range Resources Corp.	408,270	14,056,736
Southwestern Energy Co.(b)	1,913,700	14,505,846
Williams Cos., Inc. (The)	2,124,200	82,780,074

		637,601,083

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	112,692	9,455,986

Passenger Airlines — 0.9%
Alaska Air Group, Inc.(b)	215,831	9,278,575
American Airlines Group, Inc.(b)	712,813	10,941,680

Security	Shares	Value

Passenger Airlines (continued)
Delta Air Lines, Inc.	1,061,900	$50,833,153
Southwest Airlines Co.	1,036,502	30,255,493
United Airlines Holdings, Inc.(b)	570,098	27,296,292

		128,605,193

Personal Care Products — 0.1%
Coty, Inc., Class A(a)(b)	657,249	7,860,698
Olaplex Holdings, Inc.(b)	202,418	388,643

		8,249,341

Pharmaceuticals — 0.7%
Catalent, Inc.(b)	315,601	17,815,676
Elanco Animal Health, Inc.(b)	860,046	14,001,549
Jazz Pharmaceuticals PLC(b)	51,722	6,228,363
Organon & Co.	446,754	8,398,975
Perrigo Co. PLC	236,460	7,611,647
Royalty Pharma PLC, Class A	648,472	19,694,095
Viatris, Inc.	2,088,091	24,931,807

		98,682,112

Professional Services — 1.7%
Broadridge Financial Solutions, Inc.	33,861	6,936,764
CACI International, Inc., Class A(b)	38,506	14,587,228
Clarivate PLC(a)(b)	806,185	5,989,955
Concentrix Corp.	77,285	5,117,813
Dayforce, Inc.(a)(b)	238,702	15,804,459
Dun & Bradstreet Holdings, Inc.	470,060	4,719,402
Equifax, Inc.(a)	65,880	17,624,218
FTI Consulting, Inc.(b)	47,407	9,969,218
Genpact Ltd.	232,041	7,645,751
Jacobs Solutions, Inc.	219,541	33,750,038
KBR, Inc.	147,846	9,411,876
Leidos Holdings, Inc.	237,994	31,198,634
ManpowerGroup, Inc.	83,966	6,519,120
Paycor HCM, Inc.(a)(b)	60,875	1,183,410
Robert Half, Inc.	180,425	14,304,094
Science Applications International Corp.	90,559	11,807,988
SS&C Technologies Holdings, Inc.	379,337	24,417,923
TransUnion	337,138	26,903,612

		247,891,503

Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A(b)	529,667	51,504,819
CoStar Group, Inc.(a)(b)	401,856	38,819,290
Howard Hughes Holdings, Inc.(b)	59,930	4,352,117
Jones Lang LaSalle, Inc.(b)	82,603	16,115,019
Zillow Group, Inc., Class A(b)	94,136	4,505,349
Zillow Group, Inc., Class C, NVS(a)(b)	269,054	13,124,454

		128,421,048

Residential REITs — 2.0%
American Homes 4 Rent, Class A	581,384	21,383,303
Apartment Income REIT Corp.	254,053	8,249,101
AvalonBay Communities, Inc.	247,799	45,981,582
Camden Property Trust	181,432	17,852,909
Equity LifeStyle Properties, Inc.	209,467	13,489,675
Equity Residential	650,381	41,045,545
Essex Property Trust, Inc.	111,368	27,264,000
Invitation Homes, Inc.	1,065,777	37,952,319
Mid-America Apartment Communities, Inc.	202,838	26,689,424
Sun Communities, Inc.	167,789	21,574,310
UDR, Inc.	540,886	20,234,545

		281,716,713

Retail REITs — 1.7%
Agree Realty Corp.	173,019	9,882,845

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2024	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Brixmor Property Group, Inc.	522,462	$12,251,734
Federal Realty Investment Trust	140,798	14,378,292
Kimco Realty Corp.	1,146,976	22,492,199
NNN REIT, Inc.	316,115	13,510,755
Realty Income Corp.	1,450,642	78,479,732
Regency Centers Corp.	315,594	19,112,373
Simon Property Group, Inc.	442,553	69,255,119

		239,363,049

Semiconductors & Semiconductor Equipment — 2.5%
Cirrus Logic, Inc.(b)	94,098	8,709,711
Entegris, Inc.	246,742	34,677,121
First Solar, Inc.(b)	185,863	31,373,674
GLOBALFOUNDRIES, Inc.(a)(b)	137,490	7,164,604
Marvell Technology, Inc.	1,490,586	105,652,736
Microchip Technology, Inc.	266,614	23,917,942
MKS Instruments, Inc.(a)	115,764	15,396,612
ON Semiconductor Corp.(a)(b)	752,000	55,309,600
Qorvo, Inc.(b)	170,816	19,614,801
Skyworks Solutions, Inc.	277,506	30,059,450
Teradyne, Inc.(a)	44,707	5,044,291
Universal Display Corp.	44,375	7,474,969
Wolfspeed, Inc.(a)(b)	214,865	6,338,517

		350,734,028

Software — 1.5%
ANSYS, Inc.(b)	26,595	9,232,720
AppLovin Corp., Class A(a)(b)	260,866	18,057,145
Aspen Technology, Inc.(b)	47,659	10,164,712
Bentley Systems, Inc., Class B	24,232	1,265,395
BILL Holdings, Inc.(b)	179,830	12,357,918
CCC Intelligent Solutions Holdings, Inc.(b)	591,465	7,073,921
Dolby Laboratories, Inc., Class A	101,803	8,528,037
Dropbox, Inc., Class A(b)	50,199	1,219,836
Gen Digital, Inc.	814,110	18,236,064
Guidewire Software, Inc.(b)	142,285	16,606,082
HashiCorp, Inc., Class A(b)	55,410	1,493,299
Informatica, Inc., Class A(b)	71,580	2,505,300
nCino, Inc.(a)(b)	112,620	4,209,736
NCR Voyix Corp.(b)	221,474	2,797,217
Nutanix, Inc., Class A(b)	321,125	19,819,835
PTC, Inc.(b)	95,697	18,080,991
SentinelOne, Inc., Class A(b)	363,181	8,465,749
Tyler Technologies, Inc.(b)	17,826	7,576,228
UiPath, Inc., Class A(b)	156,212	3,541,326
Unity Software, Inc.(a)(b)	307,975	8,222,932
Zoom Video Communications, Inc., Class A(b)	450,732	29,464,351

		208,918,794

Specialized REITs — 2.5%
CubeSmart	391,472	17,702,364
Digital Realty Trust, Inc.	526,810	75,881,712
EPR Properties	128,337	5,447,906
Extra Space Storage, Inc.	364,676	53,607,372
Gaming & Leisure Properties, Inc.	446,732	20,580,943
Iron Mountain, Inc.	254,789	20,436,626
Lamar Advertising Co., Class A	34,392	4,106,749
National Storage Affiliates Trust	131,262	5,140,220
Rayonier, Inc.	257,375	8,555,145
SBA Communications Corp., Class A	168,354	36,482,312
VICI Properties, Inc.	1,803,537	53,727,367
Weyerhaeuser Co.	1,276,844	45,851,468

		347,520,184

Security	Shares	Value

Specialty Retail — 1.4%
Advance Auto Parts, Inc.	104,275	$8,872,760
AutoNation, Inc.(a)(b)	49,574	8,208,463
Bath & Body Works, Inc.	395,178	19,766,804
Best Buy Co., Inc.	290,362	23,818,395
CarMax, Inc.(a)(b)	259,070	22,567,588
Dick’s Sporting Goods, Inc.	91,207	20,508,806
GameStop Corp., Class A(a)(b)	469,177	5,874,096
Gap, Inc. (The)	341,668	9,412,953
Lithia Motors, Inc., Class A	47,118	14,175,921
Murphy U.S.A., Inc.	1,791	750,787
Penske Automotive Group, Inc.(a)	34,146	5,531,310
Petco Health & Wellness Co., Inc.(a)(b)	154,275	351,747
RH(a)(b)	22,694	7,903,412
Ross Stores, Inc.	38,729	5,683,868
Valvoline, Inc.(b)	167,358	7,459,146
Victoria’s Secret & Co.(a)(b)	74,807	1,449,760
Wayfair, Inc., Class A(b)	96,060	6,520,553
Williams-Sonoma, Inc.	96,771	30,727,696

		199,584,065

Technology Hardware, Storage & Peripherals — 1.0%
Hewlett Packard Enterprise Co.	2,268,476	40,220,080
HP, Inc.	1,199,472	36,248,044
NetApp, Inc.	216,791	22,756,551
Pure Storage, Inc., Class A(a)(b)	109,731	5,704,915
Western Digital Corp.(b)	565,435	38,585,284

		143,514,874

Textiles, Apparel & Luxury Goods — 0.7%
Birkenstock Holding PLC(a)(b)	31,520	1,489,320
Capri Holdings Ltd.(b)	195,947	8,876,399
Carter’s, Inc.	62,745	5,313,247
Columbia Sportswear Co.	61,636	5,003,610
PVH Corp.	103,635	14,572,117
Ralph Lauren Corp., Class A	68,692	12,897,610
Skechers U.S.A., Inc., Class A(b)	215,795	13,219,602
Tapestry, Inc.	374,272	17,770,435
Under Armour, Inc., Class A(a)(b)	324,419	2,394,212
Under Armour, Inc., Class C, NVS(a)(b)	352,579	2,517,414
VF Corp.	609,999	9,357,385

		93,411,351

Trading Companies & Distributors — 1.7%
Air Lease Corp., Class A	181,492	9,335,948
Core & Main, Inc., Class A(b)	303,242	17,360,605
Fastenal Co.	251,444	19,396,390
Ferguson PLC	336,925	73,594,528
MSC Industrial Direct Co., Inc., Class A	80,529	7,814,534
SiteOne Landscape Supply, Inc.(a)(b)	52,810	9,217,986
United Rentals, Inc.	93,808	67,645,887
Watsco, Inc.	44,158	19,074,931
WESCO International, Inc.	77,091	13,204,146

		236,644,955

Water Utilities — 0.4%
American Water Works Co., Inc.	339,695	41,514,126
Essential Utilities, Inc.	438,409	16,243,053

		57,757,179

Total Long-Term Investments — 99.7% (Cost: $11,604,221,411)		14,088,061,737

42	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	324,233,569	$324,395,686
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	20,880,703	20,880,703

Total Short-Term Securities — 2.5% (Cost: $345,023,944)		345,276,389

Total Investments — 102.2% (Cost: $11,949,245,355)		14,433,338,126

Liabilities in Excess of Other Assets — (2.2)%		(304,335,261)

Net Assets — 100.0%		$14,129,002,865

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$389,623,363	$—		$(65,326,692	)(a)	$114,267	$(15,252)	$324,395,686	324,233,569	$5,907,332	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	12,494,031	8,386,672	(a)	—		—	—	20,880,703	20,880,703	997,058		—

						$114,267	$(15,252)	$345,276,389		$6,904,390		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	23	06/21/24	$6,105	$105,691
S&P Mid 400 E-Mini Index	108	06/21/24	33,236	984,093

				$1,089,784

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2024	iShares® Russell Mid-Cap Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,089,784	$—	$—	$—	$1,089,784

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$5,685,429	$—	$—	$—	$5,685,429

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$113,251	$—	$—	$—	$113,251

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$34,250,469

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$14,087,828,730	$233,005	$2	$14,088,061,737
Short-Term Securities
Money Market Funds	345,276,389	—	—	345,276,389

	$14,433,105,119	$233,005	$2	$14,433,338,126

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,089,784	$—	$—	$1,089,784

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2024

	iShares Russell 3000 ETF	iShares Russell Mid-Cap Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$13,590,693,431	$14,088,061,737
Investments, at value — affiliated(c)	276,120,118	345,276,389
Cash	3,884,337	5,306,304
Cash pledged:
Futures contracts	1,515,459	2,113,590
Receivables:
Investments sold	8,100	4,950
Securities lending income — affiliated	124,488	335,191
Dividends — unaffiliated	8,802,674	18,199,927
Dividends — affiliated	105,185	95,652

Total assets	13,881,253,792	14,459,393,740

LIABILITIES
Collateral on securities loaned	223,747,007	323,885,889
Payables:
Investments purchased	8,100	3,661,116
Capital shares redeemed	—	157,540
Investment advisory fees	2,275,395	2,686,330

Total liabilities	226,030,502	330,390,875

Commitments and contingent liabilities

NET ASSETS	$13,655,223,290	$14,129,002,865

NET ASSETS CONSIST OF:
Paid-in capital	$9,452,797,812	$12,644,553,874
Accumulated earnings	4,202,425,478	1,484,448,991

NET ASSETS	$13,655,223,290	$14,129,002,865

NET ASSET VALUE

Shares outstanding	$45,500,000	$112,650,000

Net asset value	$300.11	$125.42

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$9,052,684,445	$11,604,221,411
(b) Securities loaned, at value	$217,686,118	$314,311,547
(c) Investments, at cost — affiliated	$265,771,913	$345,023,944

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations

Year Ended March 31, 2024

	iShares Russell 3000 ETF	iShares Russell Mid-Cap Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$176,831,615	$255,748,449
Dividends — affiliated	1,810,743	997,058
Interest — unaffiliated	7,833	26,278
Securities lending income — affiliated — net	1,970,744	5,907,332
Foreign taxes withheld	(36,059)	(105,626)

Total investment income	180,584,876	262,573,491

EXPENSES
Investment advisory	23,476,446	29,495,746
Interest expense	8,297	7,787

Total expenses	23,484,743	29,503,533

Net investment income	157,100,133	233,069,958

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,912,493)	(205,621,904)
Investments — affiliated	1,029	114,267
Futures contracts	6,358,776	5,685,429
In-kind redemptions — unaffiliated(a)	668,224,272	681,512,100
In-kind redemptions — affiliated(a)	1,531,061	—

	654,202,645	481,689,892

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,277,496,676	1,640,694,070
Investments — affiliated	4,999,444	(15,252)
Futures contracts	(539,811)	113,251

	2,281,956,309	1,640,792,069

Net realized and unrealized gain	2,936,158,954	2,122,481,961

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,093,259,087	$2,355,551,919

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

46	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Russell 3000 ETF		iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$157,100,133	$155,324,323	$233,069,958	$248,398,209
Net realized gain	654,202,645	634,014,810	481,689,892	778,558,349
Net change in unrealized appreciation (depreciation)	2,281,956,309	(1,800,920,907)	1,640,792,069	(2,368,540,120)

Net increase (decrease) in net assets resulting from operations	3,093,259,087	(1,011,581,774)	2,355,551,919	(1,341,583,562)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(156,637,292)	(161,314,568)	(221,935,419)	(252,968,676)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(9,302,037)	(116,682,684)	(680,739,278)	(637,067,384)

NET ASSETS
Total increase (decrease) in net assets	2,927,319,758	(1,289,579,026)	1,452,877,222	(2,231,619,622)
Beginning of year	10,727,903,532	12,017,482,558	12,676,125,643	14,907,745,265

End of year	$13,655,223,290	$10,727,903,532	$14,129,002,865	$12,676,125,643

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 3000 ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$235.52	$262.10	$237.19	$148.31	$166.74

Net investment income(a)	3.47	3.37	2.87	2.73	2.91
Net realized and unrealized gain (loss)(b)	64.59	(26.44)	25.00	89.03	(18.04)

Net increase (decrease) from investment operations	68.06	(23.07)	27.87	91.76	(15.13)

Distributions from net investment income(c)	(3.47)	(3.51)	(2.96)	(2.88)	(3.30)

Net asset value, end of year	$300.11	$235.52	$262.10	$237.19	$148.31

Total Return(d)
Based on net asset value	29.12%	(8.72)%	11.75%	62.21%	(9.29)%

Ratios to Average Net Assets(e)
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.34%	1.47%	1.10%	1.37%	1.69%

Supplemental Data
Net assets, end of year (000)	$13,655,223	$10,727,904	$12,017,483	$10,958,347	$8,230,988

Portfolio turnover rate(f)	3%	4%	5%	4%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

48	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$106.21	$119.55	$109.15	$64.10	$86.86

Net investment income(a)	2.03	2.04	1.62	1.43	1.93
Net realized and unrealized gain (loss)(b)	19.12	(13.31)	10.55	45.22	(22.63)

Net increase (decrease) from investment operations	21.15	(11.27)	12.17	46.65	(20.70)

Distributions from net investment income(c)	(1.94)	(2.07)	(1.77)	(1.60)	(2.06)

Net asset value, end of year	$125.42	$106.21	$119.55	$109.15	$64.10

Total Return(d)
Based on net asset value	20.17%	(9.37)%	11.19%	73.40%	(24.28)%

Ratios to Average Net Assets(e)
Total expenses	0.23%	0.23%	0.23%	0.23%	0.24%

Net investment income	1.84%	1.88%	1.39%	1.65%	2.18%

Supplemental Data
Net assets, end of year (000)	$14,129,003	$12,676,126	$14,907,745	$13,120,026	$8,201,945

Portfolio turnover rate(f)	19%	19%	21%	25%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Russell 3000	Diversified
Russell Mid-Cap Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise

50	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)

Russell 3000
Barclays Bank PLC	$21,717,866	$(21,717,866)	$—	$—
Barclays Capital, Inc.	708,046	(708,046)	—	—
BMO Capital Markets Corp.	11,283	(11,283)	—	—
BNP Paribas SA	15,036,281	(15,036,281)	—	—
BofA Securities, Inc.	10,860,763	(10,860,763)	—	—
Citadel Clearing LLC	4,881,939	(4,881,939)	—	—
Citigroup Global Markets, Inc.	6,785,591	(6,785,591)	—	—
Credit Suisse Securities (USA) LLC	5,877	(5,877)	—	—
Goldman Sachs & Co. LLC	23,164,420	(23,164,420)	—	—
HSBC Bank PLC	1,660,918	(1,660,918)	—	—
ING Financial Markets LLC	448,958	(448,958)	—	—
J.P. Morgan Securities LLC	27,064,691	(27,064,691)	—	—
Jefferies LLC	1,554,211	(1,554,211)	—	—
Morgan Stanley	25,494,564	(25,494,564)	—	—
National Financial Services LLC	3,309,266	(3,309,266)	—	—
Natixis SA	923,269	(923,269)	—	—
RBC Capital Market LLC	1,432,006	(1,432,006)	—	—
Scotia Capital (USA), Inc.	7,284,920	(7,284,920)	—	—
Scotia Capital, Inc.	10,564,692	(10,564,692)	—	—
SG Americas Securities LLC	681,021	(681,021)	—	—
State Street Bank & Trust Co.	2,591,769	(2,591,769)	—	—
Toronto-Dominion Bank	8,605,631	(8,605,631)	—	—
UBS AG	33,477,306	(33,477,306)	—	—
UBS Securities LLC	5,354	(5,354)	—	—
Virtu Americas LLC	3,434,163	(3,434,163)	—	—
Wells Fargo Bank N.A.	3,743,243	(3,743,243)	—	—
Wells Fargo Securities LLC	2,238,070	(2,238,070)	—	—

	$217,686,118	$(217,686,118)	$—	$—

52	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)

Russell Mid-Cap Value
Barclays Bank PLC	$12,469,906	$(12,469,906)	$—	$—
Barclays Capital, Inc.	4,378,810	(4,378,810)	—	—
BNP Paribas SA	13,048,119	(13,048,119)	—	—
BofA Securities, Inc.	23,730,925	(23,730,925)	—	—
Citadel Clearing LLC	11,448,519	(11,448,519)	—	—
Citigroup Global Markets, Inc.	18,778,915	(18,778,915)	—	—
Goldman Sachs & Co. LLC	56,996,917	(56,996,917)	—	—
J.P. Morgan Securities LLC	19,902,391	(19,902,391)	—	—
Jefferies LLC	602,197	(602,197)	—	—
Morgan Stanley	30,660,248	(30,660,248)	—	—
National Financial Services LLC	562,958	(562,958)	—	—
Natixis SA	17,461,741	(17,461,741)	—	—
RBC Capital Market LLC	77,836,319	(77,836,319)	—	—
Scotia Capital (USA), Inc.	6,755,597	(6,755,597)	—	—
SG Americas Securities LLC	140,462	(140,462)	—	—
State Street Bank & Trust Co.	2,692	(2,692)	—	—
Toronto-Dominion Bank	2,177,921	(2,177,921)	—	—
UBS AG	12,756,436	(12,756,436)	—	—
UBS Securities LLC	110,310	(110,310)	—	—
Virtu Americas LLC	358,860	(358,860)	—	—
Wells Fargo Bank N.A.	3,205,285	(3,014,200)	—	191,085
Wells Fargo Securities LLC	926,019	(926,019)	—	—

	$314,311,547	$(314,120,462)	$—	$191,085

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the following fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund, as follows:

iShares ETF	Investment Advisory Fees

Russell 3000	0.20%

For its investment advisory services to the iShares Russell Mid-Cap Value ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $121 billion	0.2500%
Over $121 billion, up to and including $181 billion	0.2375
Over $181 billion, up to and including $231 billion	0.2257
Over $231 billion, up to and including $281 billion	0.2144
Over $281 billion	0.2037

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Russell 3000	$561,122
Russell Mid-Cap Value	1,552,554

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

54	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For the year ended March 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Russell 3000	$53,619,414	$51,265,586	$(5,385,798)
Russell Mid-Cap Value	1,420,955,038	1,029,869,145	(5,921,464)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Russell 3000	$391,209,591	$383,962,294
Russell Mid-Cap Value	2,393,451,516	2,368,900,880

For the year ended March 31, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Russell 3000	$1,261,351,030	$1,277,096,551
Russell Mid-Cap Value	1,898,524,598	2,598,773,274

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Russell 3000	$668,931,293	$(668,931,293)
Russell Mid-Cap Value	680,678,357	(680,678,357)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2024	Year Ended March 31, 2023

Russell 3000
Ordinary income	$156,637,292	$161,314,568

Russell Mid-Cap Value
Ordinary income	$221,935,419	$252,968,676

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Russell 3000	$5,349,807	$(284,419,802)	$4,481,495,473	$4,202,425,478
Russell Mid-Cap Value	11,111,403	(947,924,169)	2,421,261,757	1,484,448,991

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, timing of income recognition on partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains / losses for tax purposes.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Russell 3000	$9,385,290,784	$5,199,111,894	$(717,589,129)	$4,481,522,765
Russell Mid-Cap Value	12,011,885,504	3,436,840,698	(1,015,388,076)	2,421,452,622

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

56	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/24		Year Ended 03/31/23

iShares ETF	Shares	Amount	Shares	Amount

Russell 3000
Shares sold	4,750,000	$1,270,572,088	6,250,000	$1,412,201,639
Shares redeemed	(4,800,000)	(1,279,874,125)	(6,550,000)	(1,528,884,323)

	(50,000)	$(9,302,037)	(300,000)	$(116,682,684)

Russell Mid-Cap Value
Shares sold	17,150,000	$1,915,705,208	25,450,000	$2,683,741,714
Shares redeemed	(23,850,000)	(2,596,444,486)	(30,800,000)	(3,320,809,098)

	(6,700,000)	$(680,739,278)	(5,350,000)	$(637,067,384)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

iShares Russell 3000 ETF iShares Russell Mid-Cap Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	59

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Dividend Income

Russell 3000	$167,573,593
Russell Mid-Cap Value	201,113,389

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Business Income

Russell 3000	$10,047,744
Russell Mid-Cap Value	40,406,647

The following percentages or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Russell 3000	99.95%
Russell Mid-Cap Value	82.96

60	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell 3000 ETF and iShares Russell Mid-Cap Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	61

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2024

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Russell 3000(a)	$3.411628	$—	$0.055160	$3.466788	98%	—%	2%	100%
Russell Mid-Cap Value	1.938235	—	—	1.938235	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (the “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). However, the Company is required to comply with certain disclosure, reporting and transparency obligations of the AIFMD because it has registered the iShares Russell 3000 ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable

62	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year. BlackRock bases its proportionality approach on a combination of factors that it is entitled to take into account based on relevant guidelines.

Remuneration information at an individual AIF level is not readily available. Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2023 was USD 5.43m. This figure is comprised of fixed remuneration of USD 0.74m and variable remuneration of USD 4.68m. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2023, to its senior management was USD 3.66m, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 1.77m.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

iShares Russell 3000 ETF is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

iShares Russell 3000 ETF has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	63

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

64	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	65

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

66	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	67

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-306-0324

MARCH 31, 2024

2024 Annual Report

iShares Trust

• iShares Mortgage Real Estate ETF | REM | Cboe BZX

• iShares Residential and Multisector Real Estate ETF | REZ | NYSE Arca

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	23.48%	29.88%

U.S. small cap equities (Russell 2000® Index)	19.94	19.71

International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32

Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 29.29%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive backdrop for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

Despite high spending and healthy household balance sheets, consumer sentiment remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. While inflation declined early in the reporting period — decreasing from 4.9% in April 2023 to 3% in June 2023 — it remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast inflation would continue to moderate despite the robust economy.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

4	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Mortgage Real Estate ETF

Investment Objective

The iShares Mortgage Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs) that hold U.S. residential and commercial mortgages, as represented by the FTSE Nareit All Mortgage Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	16.91%	(3.55)%	2.13%	16.91%	(16.53)%	23.47%

Fund Market	16.98	(3.54)	2.12	16.98	(16.48)	23.35

Index	17.40	(2.89)	2.70	17.40	(13.64)	30.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,087.70	$2.51		$ 1,000.00	$ 1,022.60	$2.43		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	iShares® Mortgage Real Estate ETF

Portfolio Management Commentary

Mortgage real estate investment trusts (“REITs”) advanced notably for the reporting period despite higher interest rates. Because mortgage REITs derive their income from the difference between the short-term interest rates at which they borrow funds to purchase securities and the long-term rates they earn on their mortgage investments, they are sensitive to changing interest rates. While rising interest rates typically have a negative impact on the value of mortgage REITs, shifting economic conditions benefited mortgage REITs, particularly in the second half of the reporting period. The Fed raised short-term interest rates to their highest levels in more than 20 years, which drove concerns among investors about the impact of elevated interest rates on the U.S. economy.

However, the combination of easing inflation and a resilient economy drove investor optimism surrounding mortgage REITs, particularly residential mortgage REITs. The positive economic environment eased concerns about residential mortgage defaults, in which a homeowner stops making mortgage payments. While some of the mortgage backed securities owned by mortgage REITs are guaranteed by federal agencies, non-agency securities are unprotected, and defaults can negatively impact the value of mortgage assets while reducing the number of new mortgages available for servicing. Average mortgage rates remained elevated during the reporting period, touching a 23-year high in October 2023 before moderating.

The changing monetary policy stance at the Fed also benefited mortgage REITs, as the Fed’s projections for interest rate decreases later in 2024 drove investor optimism. While commercial real estate overall was pressured by changing work patterns during the reporting period, some commercial areas performed well, such as energy infrastructure.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments(a)

Mortgage REITs	100.0%

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Annaly Capital Management, Inc.	15.8%

AGNC Investment Corp.	11.0

Starwood Property Trust, Inc.	9.6

Rithm Capital Corp.	8.7

Blackstone Mortgage Trust, Inc., Class A	4.3

Arbor Realty Trust, Inc.	3.8

Apollo Commercial Real Estate Finance, Inc.	3.7

Ready Capital Corp.	3.5

Two Harbors Investment Corp.	3.3

PennyMac Mortgage Investment Trust	3.0

(a)	Excludes money market funds.

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Residential and Multisector Real Estate ETF

Investment Objective

The iShares Residential and Multisector Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. residential, healthcare and self-storage real estate equities, as represented by the FTSE Nareit All Residential Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	5.21%	3.35%	7.27%	5.21%	17.92%	101.66%

Fund Market	5.16	3.34	7.27	5.16	17.84	101.65

Index	5.71	3.79	7.67	5.71	20.42	109.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,109.50	$ 2.53		$ 1,000.00	$ 1,022.60	$ 2.43		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2024 (continued)	iShares® Residential and Multisector Real Estate ETF

Portfolio Management Commentary

Residential and multisector real estate investment trusts (“REITs”) advanced for the reporting period as the Fed ceased raising its benchmark interest rate early in the reporting period and mortgage rates declined during the last half of the reporting period. Investment grade bond yields also declined, easing competition for REITs from that asset class and reducing borrowing costs for property acquisitions. Because REITs must pay 90% of their annual earnings in dividends to shareholders to maintain their tax-free status, they traditionally compete with bonds for yield-seeking investors. U.S. home prices rose, reaching a peak midway through the reporting period. That helped offset challenges in the commercial property market, particularly record-high office vacancies.

Healthcare REITs contributed the most to the Index’s return. Resident fees and rental income from healthcare and senior living facilities increased, driving substantially higher operating income, even as property and interest expenses rose. Debt-to-enterprise values, a key measure of liquidity, also improved. Occupancy at skilled nursing facilities increased as staffing shortages eased. A leading healthcare REIT also benefited from a change in management for its skilled nursing facilities, as new operators made financial improvements that led to higher earnings in that business segment.

Residential REITs also contributed to the Index’s performance. Revenue for multi-family residential REITs, including apartments, increased along with lease renewal rates. More tenants opted for higher rent payments instead of buying homes, as mortgage rates reached their highest point in almost a quarter-century. Single-family residential REITs also advanced, as demand for single-family rental homes surged. That allowed REITs owning those properties to increase lease rates, boosting their revenue in the process.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Residential REITs	47.6%

Health Care REITs	29.4

Specialized REITs	23.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Welltower, Inc.	13.1%

Public Storage	11.5

Extra Space Storage, Inc.	7.8

AvalonBay Communities, Inc.	6.7

Equity Residential	6.0

Invitation Homes, Inc.	4.5

Essex Property Trust, Inc.	4.5

Mid-America Apartment Communities, Inc.	4.4

Ventas, Inc.	4.3

Sun Communities, Inc.	4.3

(a)	Excludes money market funds.

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	9

Schedule of Investments March 31, 2024	iShares® Mortgage Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Mortgage REITs — 97.9%
AFC Gamma, Inc.	246,465	$3,051,237
AGNC Investment Corp.	6,744,016	66,765,758
Angel Oak Mortgage REIT, Inc.	172,381	1,851,372
Annaly Capital Management, Inc.	4,867,073	95,832,667
Apollo Commercial Real Estate Finance, Inc.	2,032,928	22,646,818
Arbor Realty Trust, Inc.(a)	1,741,785	23,078,651
Ares Commercial Real Estate Corp.	761,050	5,669,823
ARMOUR Residential REIT, Inc.	706,992	13,977,232
Blackstone Mortgage Trust, Inc., Class A	1,321,674	26,314,529
BrightSpire Capital, Inc., Class A	1,854,296	12,776,099
Chicago Atlantic Real Estate Finance, Inc.	234,418	3,696,772
Chimera Investment Corp.	3,262,407	15,039,696
Claros Mortgage Trust, Inc.	1,303,749	12,724,590
Dynex Capital, Inc.	815,193	10,149,153
Ellington Financial, Inc.	1,082,024	12,778,704
Franklin BSP Realty Trust, Inc.	1,191,811	15,922,595
Granite Point Mortgage Trust, Inc.	753,329	3,593,379
Invesco Mortgage Capital, Inc.	712,813	6,900,030
KKR Real Estate Finance Trust, Inc.	850,684	8,557,881
Ladder Capital Corp., Class A	1,623,404	18,068,487
MFA Financial, Inc.	1,467,342	16,742,372
New York Mortgage Trust, Inc.	1,312,431	9,449,503
Nexpoint Real Estate Finance, Inc.	116,827	1,677,636
Orchid Island Capital, Inc.(a)	752,403	6,718,959
PennyMac Mortgage Investment Trust	1,246,082	18,292,484
Ready Capital Corp.	2,295,037	20,953,688
Redwood Trust, Inc.	1,898,813	12,095,439

Security	Shares	Value

Mortgage REITs (continued)
Rithm Capital Corp.	4,698,658	$52,437,023
Seven Hills Realty Trust	185,757	2,399,980
Starwood Property Trust, Inc.	2,871,018	58,367,796
TPG RE Finance Trust, Inc.	998,361	7,707,347
Two Harbors Investment Corp.	1,486,414	19,680,121

		605,917,821

Total Long-Term Investments — 97.9% (Cost: $821,515,037)		605,917,821

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(b)(c)(d)	23,610,974	23,622,779
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(b)(c)	28,433	28,433

Total Short-Term Securities — 3.8% (Cost: $23,649,020)		23,651,212

Total Investments — 101.7% (Cost: $845,164,057)		629,569,033
Liabilities in Excess of Other Assets — (1.7)%		(10,539,057)

Net Assets — 100.0%		$619,029,976

(a)	All or a portion of this security is on loan.

(b)	Affiliate of the Fund.

(c)	Annualized 7-day yield as of period end.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 6,292,932	$ 17,330,244	(a)	$ —		$(2,885)	$2,488	$23,622,779	23,610,974	$661,435	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	498,399	—		(469,966)	(a)	—	—	28,433	28,433	82,726		—

						$(2,885)	$2,488	$23,651,212		$744,161		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	380	06/21/24	$13,232	$80,839

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Mortgage Real Estate ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Futures contracts

Unrealized appreciation on futures contracts(a)	$—	$—	$80,839	$—	$—	$—	$80,839

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:

Futures contracts	$—	$—	$(548,941)	$—	$—	$—	$(548,941)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$(320,645)	$—	$—	$—	$(320,645)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — long	$14,053,878

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments

Long-Term Investments

Common Stocks	$605,917,821	$—	$—	$605,917,821

Short-Term Securities

Money Market Funds	23,651,212	—	—	23,651,212

	$629,569,033	$—	$—	$629,569,033

Derivative Financial Instruments(a)

Assets

Equity Contracts	$80,839	$—	$—	$80,839

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments March 31, 2024	iShares® Residential and Multisector Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care REITs — 29.2%
CareTrust REIT, Inc.	210,587	$5,132,005
Community Healthcare Trust, Inc.	46,782	1,242,062
Diversified Healthcare Trust	418,336	1,029,107
Global Medical REIT, Inc.	107,435	940,056
Healthcare Realty Trust, Inc.	672,654	9,518,054
Healthpeak Properties, Inc.	1,250,986	23,455,988
LTC Properties, Inc.	72,107	2,344,199
Medical Properties Trust, Inc.	1,051,126	4,940,292
National Health Investors, Inc.	73,332	4,607,450
Omega Healthcare Investors, Inc.	433,390	13,725,461
Sabra Health Care REIT, Inc.	406,614	6,005,689
Universal Health Realty Income Trust	22,666	832,069
Ventas, Inc.	618,895	26,946,688
Welltower, Inc.	869,092	81,207,956

		181,927,076
Residential REITs — 47.3%
American Homes 4 Rent, Class A	589,774	21,691,888
Apartment Income REIT Corp.	259,743	8,433,855
Apartment Investment & Management Co., Class A(a)	253,625	2,077,189
AvalonBay Communities, Inc.	222,233	41,237,555
BRT Apartments Corp.	20,310	341,208
Camden Property Trust	183,776	18,083,558
Centerspace	26,504	1,514,439
Elme Communities	154,137	2,145,587
Equity LifeStyle Properties, Inc.	314,667	20,264,555
Equity Residential	584,889	36,912,345
Essex Property Trust, Inc.	113,088	27,685,073
Independence Realty Trust, Inc.	396,354	6,393,190
Invitation Homes, Inc.	788,401	28,074,960
Mid-America Apartment Communities, Inc.	205,682	27,063,638

Security	Shares	Value

Residential REITs (continued)
NexPoint Residential Trust, Inc.	39,558	$1,273,372
Sun Communities, Inc.	205,148	26,377,930
UDR, Inc.	581,181	21,741,981
UMH Properties, Inc.	106,760	1,733,782
Veris Residential, Inc.	139,154	2,116,532

		295,162,637

Specialized REITs — 22.9%
CubeSmart	396,130	17,912,999
Extra Space Storage, Inc.	327,934	48,206,298
National Storage Affiliates Trust	132,988	5,207,810
Public Storage	245,743	71,280,214

		142,607,321

Total Long-Term Investments — 99.4% (Cost: $768,455,746)		619,697,034

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(b)(c)	594,732	594,732

Total Short-Term Securities — 0.1% (Cost: $594,732)		594,732

Total Investments — 99.5% (Cost: $769,050,478)		620,291,766

Other Assets Less Liabilities — 0.5%		3,184,520

Net Assets — 100.0%		$623,476,286

(a)	Non-income producing security.

(b)	Affiliate of the Fund.

(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$1,066,711	$—	$(471,979	)(a)	$—	$—	$594,732	594,732	$57,817	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	107	06/21/24	$3,726	$32,199

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Residential and Multisector Real Estate ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments

Futures contracts

Unrealized appreciation on futures contracts(a)	$—	$—	$32,199	$—	$—	$—	$32,199

(a) Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:

Futures contracts	$—	$—	$65,201	$—	$—	$—	$65,201

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$(91,127)	$—	$—	$—	$(91,127)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — long	$3,751,290

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments

Long-Term Investments

Common Stocks	$619,697,034	$—	$—	$619,697,034

Short-Term Securities

Money Market Funds	594,732	—	—	594,732

	$620,291,766	$—	$—	$620,291,766

Derivative Financial Instruments(a)

Assets

Equity Contracts	$32,199	$—	$—	$32,199

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	13

Statements of Assets and Liabilities

March 31, 2024

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$605,917,821	$619,697,034
Investments, at value — affiliated(c)	23,651,212	594,732
Cash	35,961	654,653
Cash pledged:
Futures contracts	806,000	227,000
Receivables:
Securities lending income — affiliated	94,379	—
Capital shares sold	263,365	—
Dividends — unaffiliated	12,321,659	2,548,589
Dividends — affiliated	4,998	3,789

Total assets	643,095,395	623,725,797

LIABILITIES
Collateral on securities loaned	23,617,549	—
Payables:
Capital shares redeemed	203,797	—
Investment advisory fees	244,073	249,511

Total liabilities	24,065,419	249,511

Commitments and contingent liabilities

NET ASSETS	$619,029,976	$623,476,286

NET ASSETS CONSIST OF:
Paid-in capital	$1,206,448,768	$826,498,629
Accumulated loss	(587,418,792)	(203,022,343)

NET ASSETS	$619,029,976	$623,476,286

NET ASSET VALUE
Shares outstanding	26,650,000	8,650,000

Net asset value	$23.23	$72.08

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$821,515,037	$768,455,746
(b) Securities loaned, at value	$22,832,228	$—
(c) Investments, at cost — affiliated	$23,649,020	$594,732

See notes to financial statements.

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2024

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

INVESTMENT INCOME
Dividends — unaffiliated	$63,886,928	$20,253,950
Dividends — affiliated	82,726	57,817
Interest — unaffiliated	715	1,093
Securities lending income — affiliated — net	661,435	—

Total investment income	64,631,804	20,312,860

EXPENSES
Investment advisory	2,896,123	2,980,125
Interest expense	604	396

Total expenses	2,896,727	2,980,521

Net investment income	61,735,077	17,332,339

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(64,921,189)	(21,318,695)
Investments — affiliated	(2,885)	—
Futures contracts	(548,941)	65,201
In-kind redemptions — unaffiliated(a)	2,994,216	2,575,860

	(62,478,799)	(18,677,634)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	91,895,883	32,323,279
Investments — affiliated	2,488	—
Futures contracts	(320,645)	(91,127)

	91,577,726	32,232,152

Net realized and unrealized gain	29,098,927	13,554,518

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,834,004	$30,886,857

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares Mortgage Real Estate ETF		iShares Residential and Multisector Real Estate ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$61,735,077	$61,974,466	$17,332,339	$17,520,767
Net realized gain (loss)	(62,478,799)	(61,447,280)	(18,677,634)	18,185,431
Net change in unrealized appreciation (depreciation)	91,577,726	(242,329,723)	32,232,152	(310,781,163)

Net increase (decrease) in net assets resulting from operations	90,834,004	(241,802,537)	30,886,857	(275,074,965)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(58,520,634)	(61,974,466)	(18,530,026)	(24,693,312)
Return of capital	—	(6,144,140)	—	—

Decrease in net assets resulting from distributions to shareholders	(58,520,634)	(68,118,606)	(18,530,026)	(24,693,312)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,446,184)	(71,024,623)	(17,222,678)	(360,163,509)

NET ASSETS
Total increase (decrease) in net assets	24,867,186	(380,945,766)	(4,865,847)	(659,931,786)
Beginning of year	594,162,790	975,108,556	628,342,133	1,288,273,919

End of year	$619,029,976	$594,162,790	$623,476,286	$628,342,133

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Mortgage Real Estate ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$21.84	$32.67	$35.20	$18.67	$43.32

Net investment income(a)	2.31	2.26	0.82	1.38	2.61
Net realized and unrealized gain (loss)(b)	1.28	(10.57)	(1.27)	17.37	(23.51)

Net increase (decrease) from investment operations	3.59	(8.31)	(0.45)	18.75	(20.90)

Distributions(c)
From net investment income	(2.20)	(2.29)	(2.08)	(1.34)	(2.60)
Return of capital	—	(0.23)	—	(0.88)	(1.15)

Total distributions	(2.20)	(2.52)	(2.08)	(2.22)	(3.75)

Net asset value, end of year	$23.23	$21.84	$32.67	$35.20	$18.67

Total Return(d)
Based on net asset value	16.91%	(26.00)%	(1.65)%	103.62%	(51.80)%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	10.23%	8.57%	2.30%	4.94%	6.16%

Supplemental Data
Net assets, end of year (000)	$619,030	$594,163	$975,109	$1,513,587	$593,850

Portfolio turnover rate(f)	29%	28%	20%	30%	29%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Residential and Multisector Real Estate ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20

Net asset value, beginning of year	$70.60	$95.78	$73.95	$55.26	$70.64

Net investment income(a)	1.96	1.66	1.46	1.51	1.55
Net realized and unrealized gain (loss)(b)	1.62	(24.47)	21.98	19.29	(14.77)

Net increase (decrease) from investment operations	3.58	(22.81)	23.44	20.80	(13.22)

Distributions(c)
From net investment income	(2.10)	(2.37)	(1.50)	(2.11)	(2.16)
From net realized gain	—	—	(0.11)	—	—

Total distributions	(2.10)	(2.37)	(1.61)	(2.11)	(2.16)

Net asset value, end of year	$72.08	$70.60	$95.78	$73.95	$55.26

Total Return(d)
Based on net asset value	5.21%	(23.84)%	31.85%	38.23%	(19.25)%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.79%	2.10%	1.64%	2.36%	2.07%

Supplemental Data
Net assets, end of year (000)	$623,476	$628,342	$1,288,274	$495,459	$331,559

Portfolio turnover rate(f)	14%	18%	8%	7%	12%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Mortgage Real Estate	Non-Diversified
Residential and Multisector Real Estate	Non-Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

The portion of distributions that exceeds each Fund’s current and accumulated earnings and profits will constitute a non-taxable return of capital. Distributions in excess of each Fund’s minimum distribution requirements, but not in excess of the Fund’s earning and profits, will be taxable to the Fund’s shareholders and will not constitute non-taxable returns of capital. Return of capital distributions will reduce a shareholder’s cost basis and will result in higher capital gains or lower capital losses when each Fund’s shares on which distributions were received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gains.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

Mortgage Real Estate
Barclays Bank PLC	$ 336,842	$ (336,842)	$ —	$ —
Citigroup Global Markets, Inc.	464	(464)	—	—
Goldman Sachs & Co. LLC	20,209,456	(20,209,456)	—	—
Jefferies LLC	34,768	(34,768)	—	—
Morgan Stanley	2,245,504	(2,245,504)	—	—
Wells Fargo Securities LLC	5,194	(5,194)	—	—

	$ 22,832,228	$ (22,832,228)	$ —	$ —

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Mortgage Real Estate	0.48%
Residential and Multisector Real Estate	0.48

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Mortgage Real Estate	$162,626

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Mortgage Real Estate	$14,428,955	$35,512,908	$(16,788,212)
Residential and Multisector Real Estate	42,181,439	32,533,106	(8,489,653)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2024 and sales of investments, excluding short-term securities, were as follows:

iShares ETF	Purchases	Sales

Mortgage Real Estate	$188,012,676	$173,633,900
Residential and Multisector Real Estate	88,957,962	84,219,886

For the year ended March 31, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Mortgage Real Estate	$214,354,360	$236,703,204
Residential and Multisector Real Estate	71,970,673	95,025,945

22	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Mortgage Real Estate	$2,988,940	$(2,988,940)
Residential and Multisector Real Estate	1,377,474	(1,377,474)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2024	Year Ended March 31, 2023
Mortgage Real Estate
Ordinary income	$58,520,634	$61,974,466
Return of capital	—	6,144,140

	$58,520,634	$68,118,606

Residential and Multisector Real Estate
Ordinary income	$18,530,026	$24,693,312

As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Mortgage Real Estate	$3,214,443	$(345,469,954)	$ (245,163,281)	$ (587,418,792)
Residential and Multisector Real Estate	—	(49,082,383)	(153,939,960)	(203,022,343)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and characterization of corporate actions.

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Mortgage Real Estate	$874,732,314	$7,867,453	$(253,030,734)	$(245,163,281)
Residential and Multisector Real Estate	774,231,726	7,039,164	(160,979,124)	(153,939,960)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

The Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/24		Year Ended 03/31/23

iShares ETF	Shares	Amount	Shares	Amount

Mortgage Real Estate
Shares sold	10,000,000	$229,325,478	18,600,000	$473,627,895
Shares redeemed	(10,550,000)	(236,771,662)	(21,250,000)	(544,652,518)

	(550,000)	$(7,446,184)	(2,650,000)	$(71,024,623)

Residential and Multisector Real Estate
Shares sold	1,050,000	$72,722,036	2,150,000	$189,986,614
Shares redeemed	(1,300,000)	(89,944,714)	(6,700,000)	(550,150,123)

	(250,000)	$(17,222,678)	(4,550,000)	$(360,163,509)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

iShares Mortgage Real Estate ETF

iShares Residential and Multisector Real Estate ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

26	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Dividend Income

Mortgage Real Estate	$1,349,507
Residential and Multisector Real Estate	310,993

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Business Income

Mortgage Real Estate	$53,570,126
Residential and Multisector Real Estate	16,254,571

I M P O R T A N T T A X I N F O R M A T I O N	27

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Mortgage Real Estate ETF and iShares Residential and Multisector Real Estate ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2024

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Mortgage Real Estate(a)	$1.710196	$—	$0.490610	$2.200806	78%	—%	22%	100%
Residential and Multisector Real Estate(a)	1.691632	—	0.410490	2.102122	80	—	20	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	29

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

30	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

32	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	33

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-312-0324

MARCH 31, 2024

2024 Annual Report

iShares Trust

•	iShares Factors US Growth Style ETF | STLG | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	23.48%	29.88%

U.S. small cap equities (Russell 2000® Index)	19.94	19.71

International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32

Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 29.29%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive backdrop for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

Despite high spending and healthy household balance sheets, consumer sentiment remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. While inflation declined early in the reporting period — decreasing from 4.9% in April 2023 to 3% in June 2023 — it remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast inflation would continue to moderate despite the robust economy.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

4	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® Factors US Growth Style ETF

Investment Objective

The iShares Factors US Growth Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Large Cap Factors Growth Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On March 5, 2024, the Board approved a proposal to change the Fund’s investment objective and underlying index and change the name of the Fund to iShares MSCI USA Quality GARP ETF. The Fund’s ticker will also change from STLG to GARP. These changes are expected to become effective on or around June 3, 2024.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	44.83%	17.75%	44.83%	99.11%

Fund Market	45.01	17.77	45.01	99.23

Index	45.21	17.99	45.21	100.74

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

The inception date of the Fund was 1/14/20. The first day of secondary market trading was 1/16/20.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,334.20	$1.46		$1,000.00	$1,023.75	$1.26		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	iShares® Factors US Growth Style ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. Growth stocks benefited from strong corporate earnings and the resilience of the U.S. economy in the face of higher interest rates.

The information technology sector was the largest contributor to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. The semiconductors industry gained the most, as companies purchased specialized chips used to provide computing capacity for AI applications, which require significant processing power. Consequently, industry revenues and earnings grew rapidly, driving strong equity performance. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further supporting stock prices.

The software and services industry also contributed, driven by strength among systems software companies. Enthusiasm for generative AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform, a chatbot that grew its user base more rapidly than any other consumer application in history. Integration of AI into already existing productivity software also propelled gains, as many customers adopted new AI features that automated certain writing and coding tasks, in addition to summarization and advanced search functions.

The consumer discretionary sector also contributed significantly to the Index’s return, as consumers increased their spending at a robust pace amid the continuing expansion of the U.S. economy. The specialty retail industry was the leading source of strength, as sales of high-end housewares proved resilient despite rising prices. The broadline retail industry also gained amid higher online sales and new AI cloud services that drove strong revenue and earnings growth.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, size, and low volatility. Reflecting those factor contributions, the Index outperformed the broader market, as represented by the Russell 1000® Growth Index. Relative to the broader market, the Index benefited from positive exposure to the quality factor. Security selection from an overweight position in the consumer discretionary sector and sector allocation in the utilities sector contributed to the Index’s relative performance for the reporting period.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	53.2%

Consumer Discretionary	17.2

Health Care	9.2

Industrials	6.3

Communication Services	5.6

Consumer Staples	3.1

Financials	2.4

Utilities	1.5

Energy	1.1

Other (each representing less than 1%)	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	10.5%

Apple Inc.	9.8

NVIDIA Corp.	8.8

Amazon.com, Inc.	4.6

Meta Platforms, Inc., Class A	3.6

Eli Lilly & Co.	2.7

Broadcom, Inc.	2.6

Fair Isaac Corp.	1.8

Williams-Sonoma, Inc.	1.7

Manhattan Associates, Inc.	1.6

(a)	Excludes money market funds.

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments March 31, 2024	iShares® Factors US Growth Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.0%
Expeditors International of Washington, Inc.	3,966	$482,147

Automobiles — 0.3%
Tesla, Inc.(a)	905	159,090

Beverages — 0.7%
PepsiCo, Inc.	1,998	349,670

Biotechnology — 1.4%
AbbVie, Inc.	1,920	349,632
Amgen, Inc.	135	38,383
Apellis Pharmaceuticals, Inc.(a)	2,065	121,381
Vertex Pharmaceuticals, Inc.(a)	394	164,696

		674,092

Broadline Retail — 4.8%
Amazon.com, Inc.(a)	12,111	2,184,582
eBay, Inc.	1,672	88,248

		2,272,830

Building Products — 0.1%
Trex Co., Inc.(a)	276	27,531

Capital Markets — 1.4%
Ameriprise Financial, Inc.	8	3,507
MSCI, Inc., Class A	1,204	674,782

		678,289

Commercial Services & Supplies — 0.0%
Cintas Corp.	6	4,122

Communications Equipment — 2.5%
Arista Networks, Inc.(a)	2,072	600,838
Motorola Solutions, Inc.	1,659	588,912

		1,189,750

Construction & Engineering — 0.3%
EMCOR Group, Inc.	436	152,687

Construction Materials — 0.3%
Eagle Materials, Inc.	548	148,919

Consumer Finance — 0.5%
SLM Corp.	10,000	217,900

Consumer Staples Distribution & Retail — 1.6%
Albertsons Cos., Inc., Class A	17,138	367,439
Costco Wholesale Corp.	544	398,551

		765,990

Containers & Packaging — 0.0%
Graphic Packaging Holding Co.	205	5,982

Diversified Consumer Services — 0.5%
H&R Block, Inc.	5,257	258,171

Electronic Equipment, Instruments & Components — 0.1%
Jabil, Inc.	36	4,822
Vontier Corp.	411	18,643

		23,465

Financial Services — 0.0%
Western Union Co. (The)	155	2,167

Food Products — 0.8%
Hershey Co. (The)	1,837	357,297

Ground Transportation — 0.6%
Avis Budget Group, Inc.	2,408	294,884

Security	Shares	Value

Health Care Equipment & Supplies — 0.3%
IDEXX Laboratories, Inc.(a)	4	$2,160
Inspire Medical Systems, Inc.(a)(b)	564	121,141

		123,301

Health Care Providers & Services — 3.2%
Cardinal Health, Inc.	1,619	181,166
Chemed Corp.	460	295,288
DaVita, Inc.(a)	1,303	179,879
HCA Healthcare, Inc.	1,192	397,568
McKesson Corp.	665	357,005
Molina Healthcare, Inc.(a)	78	32,045
UnitedHealth Group, Inc.	125	61,837

		1,504,788

Hotels, Restaurants & Leisure — 3.1%
Airbnb, Inc., Class A(a)(b)	799	131,803
Booking Holdings, Inc.	21	76,186
Chipotle Mexican Grill, Inc.(a)	4	11,627
Domino’s Pizza, Inc.	787	391,045
McDonald’s Corp.	18	5,075
Wingstop, Inc.	1,453	532,379
Yum! Brands, Inc.	2,480	343,852

		1,491,967

Household Products — 0.1%
Clorox Co. (The)	174	26,641

Independent Power and Renewable Electricity Producers — 1.5%
Vistra Corp.	9,977	694,898

Insurance — 0.5%
Arch Capital Group Ltd.(a)	43	3,975
Everest Group Ltd.	38	15,105
Primerica, Inc.	836	211,475

		230,555

Interactive Media & Services — 5.6%
Alphabet, Inc., Class A(a)	3,965	598,437
Alphabet, Inc., Class C, NVS(a)	2,343	356,745
Meta Platforms, Inc., Class A	3,491	1,695,160

		2,650,342

IT Services — 1.1%
Gartner, Inc.(a)	272	129,654
MongoDB, Inc., Class A(a)	308	110,461
VeriSign, Inc.(a)	1,505	285,213

		525,328

Life Sciences Tools & Services — 1.1%
Medpace Holdings, Inc.(a)	885	357,673
Mettler-Toledo International, Inc.(a)	107	142,448

		500,121

Machinery — 1.1%
Allison Transmission Holdings, Inc.	2,999	243,399
Otis Worldwide Corp.	2,960	293,839

		537,238

Oil, Gas & Consumable Fuels — 1.1%
Antero Midstream Corp.	36,887	518,631

Pharmaceuticals — 3.3%
Eli Lilly & Co.	1,633	1,270,409
Merck & Co., Inc.	2,377	313,645

		1,584,054

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® Factors US Growth Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.9%
Booz Allen Hamilton Holding Corp., Class A	4,300	$638,292
Paychex, Inc.	2,199	270,037

		908,329

Semiconductors & Semiconductor Equipment — 14.4%
Allegro MicroSystems, Inc.(a)	5,151	138,871
Broadcom, Inc.	935	1,239,258
KLA Corp.	603	421,238
Lam Research Corp.	254	246,779
Lattice Semiconductor Corp.(a)	1,093	85,505
NVIDIA Corp.	4,620	4,174,447
QUALCOMM, Inc.	3,340	565,462

		6,871,560

Software — 23.6%
Adobe, Inc.(a)	484	244,226
Atlassian Corp., Class A(a)	3,126	609,914
Cadence Design Systems, Inc.(a)	2,087	649,641
Crowdstrike Holdings, Inc., Class A(a)	1,488	477,038
Dropbox, Inc., Class A(a)	9,927	241,226
Fair Isaac Corp.(a)	703	878,476
Fortinet, Inc.(a)	5,113	349,269
HubSpot, Inc.(a)	373	233,707
Manhattan Associates, Inc.(a)	3,020	755,695
Microsoft Corp.	11,827	4,975,855
Nutanix, Inc., Class A(a)	3,822	235,894
Palo Alto Networks, Inc.(a)	816	231,850
Smartsheet, Inc., Class A(a)	12,462	479,787
Synopsys, Inc.(a)	779	445,199
Teradata Corp.(a)	5,967	230,744
Zscaler, Inc.(a)	1,065	205,151

		11,243,672

Specialized REITs — 0.1%
SBA Communications Corp., Class A	174	37,706

Specialty Retail — 5.7%
AutoZone, Inc.(a)	46	144,976
Best Buy Co., Inc.	3,648	299,245
Dick’s Sporting Goods, Inc.	344	77,352
Home Depot, Inc. (The)	691	265,068
Lowe’s Cos., Inc.	107	27,256
Murphy U.S.A., Inc.	1,374	575,981
O’Reilly Automotive, Inc.(a)	162	182,878

Security	Shares	Value

Specialty Retail (continued)
Victoria’s Secret & Co.(a)	6,061	$117,462
Wayfair, Inc., Class A(a)(b)	2,884	195,766
Williams-Sonoma, Inc.	2,581	819,545

		2,705,529

Technology Hardware, Storage & Peripherals — 11.3%
Apple Inc.	27,096	4,646,422
HP, Inc.	8,716	263,398
NetApp, Inc.	4,454	467,536

		5,377,356

Textiles, Apparel & Luxury Goods — 2.7%
Crocs, Inc.(a)	1,927	277,102
Deckers Outdoor Corp.(a)	695	654,176
Lululemon Athletica, Inc.(a)	318	124,227
Tapestry, Inc.	4,687	222,539

		1,278,044

Trading Companies & Distributors — 1.2%
WW Grainger, Inc.	573	582,913

Total Long-Term Investments — 99.8% (Cost: $43,058,228)		47,457,956

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	93,370	93,417
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	106,816	106,816

Total Short-Term Securities — 0.4% (Cost: $200,224)		200,233

Total Investments — 100.2% (Cost: $43,258,452)		47,658,189

Liabilities in Excess of Other Assets — (0.2)%		(90,002)

Net Assets — 100.0%		$47,568,187

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,703	$91,714	(a)	$—	$(9)	$9	$93,417	93,370	$3,854	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,256	105,560	(a)	—	—	—	106,816	106,816	1,126		—

					$(9)	$9	$200,233		$4,980		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2024	iShares® Factors US Growth Style ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments

Long-Term Investments

Common Stocks	$47,457,956	$—	$—	$47,457,956

Short-Term Securities

Money Market Funds	200,233	—	—	200,233

	$47,658,189	$—	$—	$47,658,189

See notes to financial statements.

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

March 31, 2024

iShares Factors US Growth Style ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$47,457,956
Investments, at value — affiliated(c)	200,233
Cash	8,791
Receivables:
Securities lending income — affiliated	37
Dividends — unaffiliated	12,390
Dividends — affiliated	387

Total assets	47,679,794

LIABILITIES
Collateral on securities loaned	93,439
Payables:
Investments purchased	2,157
Capital shares redeemed	7,125
Investment advisory fees	8,886

Total liabilities	111,607

Commitments and contingent liabilities

NET ASSETS	$47,568,187

NET ASSETS CONSIST OF:
Paid-in capital	$44,089,474
Accumulated earnings	3,478,713

NET ASSETS	$47,568,187

NET ASSET VALUE
Shares outstanding	$1,000,000

Net asset value	$47.57

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$43,058,228
(b) Securities loaned, at value	$91,631
(c) Investments, at cost — affiliated	$200,224

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations

Year Ended March 31, 2024

iShares Factors US Growth Style ETF

INVESTMENT INCOME
Dividends — unaffiliated	$133,282
Dividends — affiliated	1,126
Interest — unaffiliated	3
Securities lending income — affiliated — net	3,854

Total investment income	138,265

EXPENSES
Investment advisory	35,349

Total expenses	35,349

Net investment income	102,916

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,136)
Investments — affiliated	(9)
In-kind redemptions — unaffiliated(a)	2,410,528

2,400,383

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,482,724
Investments — affiliated	9

4,482,733

Net realized and unrealized gain	6,883,116

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,986,032

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

12	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Factors US Growth Style ETF

	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$102,916	$29,878
Net realized gain (loss)	2,400,383	(755,683)
Net change in unrealized appreciation (depreciation)	4,482,733	121,879

Net increase (decrease) in net assets resulting from operations	6,986,032	(603,926)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(96,580)	(31,710)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	39,023,747	(3,168,344)

NET ASSETS
Total increase (decrease) in net assets	45,913,199	(3,803,980)
Beginning of year	1,654,988	5,458,968

End of year	$47,568,187	$1,654,988

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	iShares Factors US Growth Style ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Period From 01/14/20 to 03/31/20	(a)

Net asset value, beginning of period	$33.10	$36.39	$32.35	$20.27	$24.96

Net investment income(b)	0.30	0.32	0.24	0.25	0.06
Net realized and unrealized gain (loss)(c)	14.46	(3.08)	4.06	12.08	(4.69)

Net increase (decrease) from investment operations	14.76	(2.76)	4.30	12.33	(4.63)

Distributions(d)
From net investment income	(0.29)	(0.53)	(0.26)	(0.25)	(0.06)
Return of capital	—	—	—	—	(0.00	)(e)

Total distributions	(0.29)	(0.53)	(0.26)	(0.25)	(0.06)

Net asset value, end of period	$47.57	$33.10	$36.39	$32.35	$20.27

Total Return(f)

Based on net asset value	44.83%	(7.47)%	13.28%	61.00%	(18.54	)%(g)

Ratios to Average Net Assets(h)

Total expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(i)

Net investment income	0.73%	1.01%	0.66%	0.88%	1.20	%(i)

Supplemental Data
Net assets, end of period (000)	$47,568	$1,655	$5,459	$4,852	$4,054

Portfolio turnover rate(j)	53%	67%	111%	103%	13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Factors US Growth Style	Non-Diversified

On March 5, 2024, the Board approved a proposal to change the Fund’s investment objective and underlying index and change the name of the Fund to iShares MSCI USA Quality GARP ETF. The Fund’s ticker will also change from STLG to GARP. These changes are expected to become effective on or around June 3, 2024

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on a accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Barclays Capital, Inc.	$ 22,105	$ (22,105)	$—	$ —
BNP Paribas SA	6,873	(6,873)	—	—
J.P. Morgan Securities LLC	62,653	(62,653)	—	—

	$ 91,631	$ (91,631)	$—	$ —

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the of the following Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

iShares ETF	Investment Advisory Fees

Factors US Growth Style	0.25%

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. the Fund do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SLAgency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded fund (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income - affiliated - net in its Statement of Operations. For the year ended March 31, 2024, the Fund paid BTC $955 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2024, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Factors US Growth Style	$411,936	$503,690	$(41,957)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

6.	PURCHASES AND SALES

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Factors US Growth Style	$8,262,480	$8,277,119

For the year ended March 31, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Factors US Growth Style	$56,889,635	$17,953,487

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Factors US Growth Style	$2,405,802	$(2,405,802)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2024	Year Ended March 31, 2023
Factors US Growth Style
Ordinary income	$96,580	$31,710

As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Factors US Growth Style	$6,483	$(878,674)	$4,350,904	$3,478,713

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

For the year ended March 31, 2024, the Fund utilized $20,454 of its capital loss carryforwards.

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Factors US Growth Style	$43,307,285	$5,181,174	$(830,270)	$4,350,904

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invest.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/24		Year Ended 03/31/23

iShares ETF	Shares	Amount	Shares	Amount

Factors US Growth Style

Shares sold	1,400,000	$57,020,865	200,000	$6,596,262
Shares redeemed	(450,000)	(17,997,118)	(300,000)	(9,764,606)

	950,000	$39,023,747	(100,000)	$(3,168,344)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund financial statements was completed through the date the financial statements were available to be issued and the following item was noted:

Effective April 1, 2024, the Fund’s investment advisory fee changed from 0.25% to 0.15%.

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares Factors US Growth Style ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Factors US Growth Style ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the four years in the period ended March 31, 2024 and the period January 14, 2020 (commencement of operations) to March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the four years in the period ended March 31, 2024 and the period January 14, 2020 (commencement of operations) to March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Dividend Income
Factors US Growth Style	$112,574

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Factors US Growth Style	100.00%

22	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Factors US Growth Style ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela. The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	23

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

26	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	27

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares
REIT	Real Estate Investment Trust

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-314-0324

MARCH 31, 2024

2024 Annual Report

iShares Trust

•  iShares ESG Screened S&P 500 ETF | XVV | Cboe BZX

•  iShares ESG Screened S&P Mid-Cap ETF | XJH | Cboe BZX

•   iShares ESG Screened S&P Small-Cap ETF | XJR | Cboe BZX

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended March 31, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still robust. Meanwhile, international developed market equities also gained strongly, while emerging market stocks advanced at a more modest pace.

The 10-year U.S. Treasury yield rose during the reporting period, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove positive returns overall for 10-year U.S. Treasuries and solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for rapid interest rate cuts, as reflected in the ongoing rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	23.48%	29.88%

U.S. small cap equities (Russell 2000® Index)	19.94	19.71

International equities (MSCI Europe, Australasia, Far East Index)	16.81	15.32

Emerging market equities (MSCI Emerging Markets Index)	10.42	8.15

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.68	5.24

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.88	(2.44)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	5.99	1.70

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.48	3.13

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.73	11.15

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 29.29%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive backdrop for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. A strong labor market bolstered consumer spending, as employers continued to add jobs, and average hourly wages increased notably. Consumer spending was also supported by higher asset values, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

Despite high spending and healthy household balance sheets, consumer sentiment remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. While inflation declined early in the reporting period — decreasing from 4.9% in April 2023 to 3% in June 2023 — it remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, reaching the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. Projections released by the Fed late in the reporting period included several interest rate decreases later in 2024, as it forecast inflation would continue to moderate despite the robust economy.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

4	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® ESG Screened S&P 500 ETF

Investment Objective

The iShares ESG Screened S&P 500 ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P 500 Substainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	31.95%	15.51%	31.95%	66.21%

Fund Market	32.07	15.54	32.07	66.34

Index	32.07	15.62	32.07	66.73

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,248.60	$ 0.45		$ 1,000.00	$ 1,024.60	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2024 (continued)	iShares® ESG Screened S&P 500 ETF

Portfolio Management Commentary

U.S. stocks advanced strongly for the reporting period, as shifting monetary policy and robust U.S. economic growth supported equities. The information technology sector contributed the most to the returns of the S&P 500 Sustainability Screened Index (the “Index”). Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry was a strong performer, as companies invested significantly in the specialized chips used to provide computing capacity for AI applications, which require significant processing power. Additionally, the semiconductors industry continued to invest in building the next generation of processors for AI applications, further supporting stock prices. The software and services industry also advanced, driven by enthusiasm for generative AI products.

The financials sector was a solid contributor to the Index’s return, as short-term interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The financial services industry advanced, as growth in consumer spending and cross-border transactions bolstered earnings at transaction and payment processing services firms.

The communication services sector also contributed to the Index’s performance, driven by growth in online advertising and cloud services. In terms of relative performance, the Index outperformed the broader market, as represented by the S&P 500 Index.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	32.2%
Financials	13.9
Health Care	12.6
Consumer Discretionary	11.3
Communication Services	9.8
Industrials	7.6
Consumer Staples	5.2
Materials	2.5
Real Estate	2.5
Energy	1.2
Utilities	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	7.8%
Apple Inc.	6.2
NVIDIA Corp.	5.5
Amazon.com, Inc.	4.1
Meta Platforms, Inc., Class A	2.7
Alphabet, Inc., Class A	2.2
Berkshire Hathaway, Inc., Class B	1.9
Alphabet, Inc., Class C, NVS	1.9
Eli Lilly & Co.	1.5
Broadcom, Inc.	1.5

(a)	Excludes money market funds.

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® ESG Screened S&P Mid-Cap ETF

Investment Objective

The iShares ESG Screened S&P Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P MidCap 400 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	22.43%	16.41%	22.43%	70.83%

Fund Market	22.51	16.41	22.51	70.82

Index	22.53	16.57	22.53	71.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,222.90	$ 0.67		$ 1,000.00	$ 1,024.40	$ 0.61		0.12%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2024 (continued)	iShares® ESG Screened S&P Mid-Cap ETF

Portfolio Management Commentary

U.S. stocks advanced strongly for the reporting period, as shifting monetary policy and robust U.S. economic growth supported equities. The industrials sector was the largest contributor to the performance of the S&P MidCap 400 Sustainability Screened Index (the “Index”). Strong economic growth bolstered stocks in the sector, which is sensitive to overall conditions in the broader economy, improving investor confidence and boosting earnings. The capital goods industry was a solid contributor, as spending on factory construction increased following the passage of federal subsidies. The surge in manufacturing construction benefited makers of machinery, manufacturing equipment, building products, and tools.

The consumer discretionary sector also contributed to the Index’s performance. Despite rising interest rates and higher borrowing costs, consumer spending remained resilient, as strong household balance sheets, higher wages supported consumers. The household durables industry gained, as homebuilders benefited from tight inventories, strong demand, and loosening monetary policy. The specialty retail industry also advanced amid signs of improving retail sales.

The financials sector was another solid contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. In terms of relative performance, the Index underperformed the broader market, as represented by the S&P MidCap 400 Index.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	23.0%
Financials	17.0
Consumer Discretionary	16.4
Information Technology	10.2
Health Care	8.4
Real Estate	7.6
Materials	7.6
Consumer Staples	4.3
Energy	2.5
Communication Services	1.6
Utilities	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Williams-Sonoma, Inc.	0.8%
Reliance, Inc.	0.8
Carlisle Cos., Inc.	0.8
GoDaddy, Inc., Class A	0.7
EMCOR Group, Inc.	0.7
Lennox International, Inc.	0.7
Saia, Inc.	0.6
Graco, Inc.	0.6
Manhattan Associates, Inc.	0.6
RPM International, Inc.	0.6

(a)	Excludes money market funds.

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF

Investment Objective

The iShares ESG Screened S&P Small-Cap ETF (the “Fund”) seeks to track the investment results if an index composed of small-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P SmallCap 600 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	16.29%	14.96%	16.29%	63.44%

Fund Market	16.38	14.98	16.38	63.51

Index	16.48	15.32	16.48	65.22

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,184.80	$ 0.65		$ 1,000.00	$ 1,024.41	$ 0.61		0.12%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2024 (continued)	iShares® ESG Screened S&P Small-Cap ETF

Portfolio Management Commentary

U.S. stocks advanced strongly for the reporting period, as shifting monetary policy and robust U.S. economic growth supported equities. The industrials sector was the largest contributor to the S&P SmallCap 600 Sustainability Screened Index (“the Index”). Strong economic growth bolstered stocks in the sector, which is sensitive to overall conditions in the broader economy. The capital goods industry advanced, as spending on factory construction increased following passage of federal legislation granting subsidies for certain types of production facilities. The surge in manufacturing construction benefited makers of machinery, manufacturing equipment, building products, and tools.

The consumer discretionary sector also contributed significantly to the Index’s performance. As the U.S. economy continued to expand, consumers increased their spending at a robust pace. The household durables industry gained, as homebuilders benefited from stabilizing interest rates, solid demand for starter homes, and faster build times. The specialty retail industry also advanced amid new product lines and a focus on e-commerce sales.

The financials sector was another solid contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The financials services industry advanced, as mortgage servicing revenues rose, offsetting weaker revenues from mortgage originations amid higher mortgage rates. Regional bank stocks also contributed, as investors anticipated that looser financial conditions would benefit regional banks. In terms of relative performance, the Index outperformed the broader market, as represented by the S&P SmallCap 600 Index.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	18.0%
Financials	18.0
Consumer Discretionary	16.0
Information Technology	12.8
Health Care	10.9
Real Estate	8.2
Materials	5.4
Consumer Staples	3.6
Communication Services	2.9
Energy	2.8
Utilities	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Ensign Group, Inc. (The)	0.7%
Fabrinet	0.7
SPS Commerce, Inc.	0.6
ATI, Inc.	0.6
Meritage Homes Corp.	0.6
Abercrombie & Fitch Co., Class A	0.6
Boise Cascade Co.	0.6
Installed Building Products, Inc.	0.6
AAON, Inc.	0.6
SPX Technologies, Inc.	0.5

(a)	Excludes money market funds.

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Schedule of Investments March 31, 2024	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Axon Enterprise, Inc.(a)	452	$141,422
General Electric Co.	6,830	1,198,870
Howmet Aerospace, Inc.	2,437	166,764
TransDigm Group, Inc.	352	433,523

		1,940,579

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	737	56,115
Expeditors International of Washington, Inc.	912	110,872
FedEx Corp.	1,439	416,936
United Parcel Service, Inc., Class B	4,538	674,483

		1,258,406

Automobile Components — 0.1%
Aptiv PLC(a)	1,757	139,945
BorgWarner, Inc.	1,405	48,810

		188,755

Automobiles — 1.5%
Ford Motor Co.	24,564	326,210
General Motors Co.	7,282	330,239
Tesla, Inc.(a)	17,398	3,058,394

		3,714,843

Banks — 3.2%
Bank of America Corp.	43,233	1,639,395
Citigroup, Inc.	11,976	757,362
Citizens Financial Group, Inc.	2,915	105,785
Comerica, Inc.	849	46,687
Fifth Third Bancorp	4,268	158,812
Huntington Bancshares, Inc.	9,112	127,112
JPMorgan Chase & Co.	18,153	3,636,046
KeyCorp	5,826	92,109
M&T Bank Corp.	1,045	151,985
PNC Financial Services Group, Inc. (The)	2,498	403,677
Regions Financial Corp.	5,766	121,317
Truist Financial Corp.	8,351	325,522
U.S. Bancorp	9,815	438,731

		8,004,540

Beverages — 1.5%
Brown-Forman Corp., Class B, NVS	1,151	59,415
Coca-Cola Co. (The)	24,436	1,494,994
Constellation Brands, Inc., Class A	1,008	273,934
Keurig Dr. Pepper, Inc.	6,553	200,981
Molson Coors Beverage Co., Class B	1,173	78,884
Monster Beverage Corp.(a)	4,642	275,178
PepsiCo, Inc.	8,639	1,511,911

		3,895,297

Biotechnology — 2.1%
AbbVie, Inc.	11,087	2,018,943
Amgen, Inc.	3,362	955,884
Biogen, Inc.(a)	905	195,145
Gilead Sciences, Inc.	7,814	572,376
Incyte Corp.(a)	1,162	66,199
Moderna, Inc.(a)	2,070	220,579
Regeneron Pharmaceuticals, Inc.(a)	660	635,243
Vertex Pharmaceuticals, Inc.(a)	1,621	677,594

		5,341,963

Broadline Retail — 4.2%
Amazon.com, Inc.(a)	57,408	10,355,255

Security	Shares	Value

Broadline Retail (continued)
eBay, Inc.	3,280	$173,118
Etsy, Inc.(a)	757	52,021

		10,580,394

Building Products — 0.6%
A. O. Smith Corp.	762	68,169
Allegion PLC	541	72,878
Builders FirstSource, Inc.(a)	767	159,958
Carrier Global Corp.	5,263	305,938
Johnson Controls International PLC	4,274	279,178
Masco Corp.	1,372	108,223
Trane Technologies PLC	1,425	427,785

		1,422,129

Capital Markets — 3.1%
Ameriprise Financial, Inc.	630	276,217
Bank of New York Mellon Corp. (The)	4,781	275,481
BlackRock, Inc.(b)	879	732,822
Blackstone, Inc., Class A, NVS	4,528	594,843
Cboe Global Markets, Inc.	657	120,711
Charles Schwab Corp. (The)	9,353	676,596
CME Group, Inc., Class A	2,266	487,847
FactSet Research Systems, Inc.	241	109,508
Franklin Resources, Inc.	1,888	53,072
Goldman Sachs Group, Inc. (The)	2,046	854,594
Intercontinental Exchange, Inc.	3,581	492,137
Invesco Ltd.	2,857	47,398
MarketAxess Holdings, Inc.	242	53,058
Moody’s Corp.	989	388,707
Morgan Stanley	7,851	739,250
MSCI, Inc., Class A	497	278,544
Nasdaq, Inc.	2,386	150,557
Northern Trust Corp.	1,273	113,195
Raymond James Financial, Inc.	1,182	151,792
S&P Global, Inc.	2,015	857,282
State Street Corp.	1,899	146,831
T Rowe Price Group, Inc.	1,406	171,419

		7,771,861

Chemicals — 1.6%
Air Products & Chemicals, Inc.	1,396	338,209
Albemarle Corp.	746	98,278
Celanese Corp., Class A	627	107,756
CF Industries Holdings, Inc.	1,182	98,354
Corteva, Inc.	4,394	253,402
Dow, Inc.	4,396	254,660
Eastman Chemical Co.	729	73,060
Ecolab, Inc.	1,601	369,671
FMC Corp.	785	50,005
International Flavors & Fragrances, Inc.	1,620	139,304
Linde PLC	3,042	1,412,462
LyondellBasell Industries NV, Class A	1,615	165,182
Mosaic Co. (The)	2,030	65,894
PPG Industries, Inc.	1,478	214,162
Sherwin-Williams Co. (The)	1,481	514,396

		4,154,795

Commercial Services & Supplies — 0.6%
Cintas Corp.	535	367,561
Copart, Inc.(a)	5,509	319,081
Republic Services, Inc.	1,276	244,278
Rollins, Inc.	1,770	81,898

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Veralto Corp.	1,382	$122,528
Waste Management, Inc.	2,301	490,458

		1,625,804

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	1,593	461,938
Cisco Systems, Inc.	25,525	1,273,953
F5, Inc.(a)	367	69,580
Juniper Networks, Inc.	2,035	75,417
Motorola Solutions, Inc.	1,035	367,404

		2,248,292

Construction & Engineering — 0.1%
Quanta Services, Inc.	906	235,379

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	388	238,209
Vulcan Materials Co.	843	230,071

		468,280

Consumer Finance — 0.6%
American Express Co.	3,581	815,358
Capital One Financial Corp.	2,386	355,252
Discover Financial Services	1,560	204,500
Synchrony Financial	2,532	109,180

		1,484,290

Consumer Staples Distribution & Retail — 1.4%
Costco Wholesale Corp.	2,785	2,040,375
Dollar General Corp.	1,386	216,299
Dollar Tree, Inc.(a)	1,287	171,364
Kroger Co. (The)	4,140	236,518
Sysco Corp.	3,135	254,499
Target Corp.	2,894	512,846
Walgreens Boots Alliance, Inc.	4,538	98,429

		3,530,330

Containers & Packaging — 0.2%
Amcor PLC	9,069	86,246
Avery Dennison Corp.	505	112,741
Ball Corp.	1,995	134,383
International Paper Co.	2,163	84,400
Packaging Corp. of America	553	104,949
Westrock Co.	1,619	80,060

		602,779

Distributors — 0.1%
Genuine Parts Co.	886	137,268
LKQ Corp.	1,658	88,554
Pool Corp.	243	98,050

		323,872

Diversified Telecommunication Services — 0.7%
AT&T Inc.	44,894	790,134
Verizon Communications, Inc.	26,388	1,107,241

		1,897,375

Electric Utilities — 0.8%
Constellation Energy Corp.	2,001	369,885
Edison International	2,410	170,459
Entergy Corp.	1,342	141,822
Eversource Energy	2,189	130,836
Exelon Corp.	6,256	235,038
NextEra Energy, Inc.	12,880	823,161
NRG Energy, Inc.	1,411	95,511

		1,966,712

Security	Shares	Value

Electrical Equipment — 0.7%
AMETEK, Inc.	1,458	$266,668
Eaton Corp. PLC	2,509	784,514
Emerson Electric Co.	3,575	405,477
Generac Holdings, Inc.(a)	392	49,447
Hubbell, Inc.	341	141,532
Rockwell Automation, Inc.	728	212,088

		1,859,726

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	3,773	435,216
CDW Corp.	845	216,134
Corning, Inc.	4,807	158,439
Jabil, Inc.	790	105,820
Keysight Technologies, Inc.(a)	1,104	172,643
TE Connectivity Ltd.	1,937	281,330
Trimble, Inc.(a)	1,545	99,436
Zebra Technologies Corp., Class A(a)	332	100,078

		1,569,096

Energy Equipment & Services — 0.4%
Baker Hughes Co., Class A	6,295	210,883
Halliburton Co.	5,563	219,293
Schlumberger NV	8,984	492,413

		922,589

Entertainment — 1.4%
Electronic Arts, Inc.	1,524	202,189
Live Nation Entertainment, Inc.(a)	897	94,876
Netflix, Inc.(a)	2,724	1,654,367
Take-Two Interactive Software, Inc.(a)	989	146,857
Walt Disney Co. (The)	11,542	1,412,279
Warner Bros Discovery, Inc., Class A(a)	13,887	121,233

		3,631,801

Financial Services — 4.7%
Berkshire Hathaway, Inc., Class B(a)	11,431	4,806,964
Corpay, Inc.(a)	458	141,311
Fidelity National Information Services, Inc.	3,731	276,766
Fiserv, Inc.(a)	3,777	603,640
Global Payments, Inc.	1,642	219,470
Jack Henry & Associates, Inc.	463	80,437
Mastercard, Inc., Class A	5,179	2,494,051
PayPal Holdings, Inc.(a)	6,753	452,383
Visa, Inc., Class A	9,935	2,772,660

		11,847,682

Food Products — 0.9%
Archer-Daniels-Midland Co.	3,372	211,795
Bunge Global SA	911	93,396
Campbell Soup Co.	1,240	55,118
Conagra Brands, Inc.	3,007	89,127
General Mills, Inc.	3,568	249,653
Hershey Co. (The)	933	181,468
Hormel Foods Corp.	1,860	64,895
J M Smucker Co. (The)	663	83,452
Kellanova	1,665	95,388
Kraft Heinz Co. (The)	5,020	185,238
Lamb Weston Holdings, Inc.	907	96,623
McCormick & Co., Inc., NVS	1,554	119,363
Mondelez International, Inc., Class A	8,439	590,730
Tyson Foods, Inc., Class A	1,794	105,362

		2,221,608

Gas Utilities — 0.0%
Atmos Energy Corp.	956	113,640

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation — 1.2%
CSX Corp.	12,437	$461,040
JB Hunt Transport Services, Inc.	510	101,617
Norfolk Southern Corp.	1,412	359,876
Old Dominion Freight Line, Inc.	1,112	243,873
Uber Technologies, Inc.(a)	12,834	988,090
Union Pacific Corp.	3,821	939,698

		3,094,194

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	10,909	1,239,917
Align Technology, Inc.(a)	455	149,203
Baxter International, Inc.	3,197	136,640
Becton Dickinson & Co.	1,811	448,132
Boston Scientific Corp.(a)	9,188	629,286
Cooper Cos., Inc. (The)	1,248	126,622
DENTSPLY SIRONA, Inc.	1,367	45,371
Dexcom, Inc.(a)	2,417	335,238
Edwards Lifesciences Corp.(a)	3,807	363,797
GE HealthCare Technologies, Inc.	2,659	241,730
Hologic, Inc.(a)	1,482	115,537
IDEXX Laboratories, Inc.(a)	519	280,224
Insulet Corp.(a)	424	72,673
Intuitive Surgical, Inc.(a)	2,217	884,782
Medtronic PLC	8,353	727,964
ResMed, Inc.	912	180,603
STERIS PLC	626	140,737
Stryker Corp.	2,126	760,832
Teleflex, Inc.	293	66,268
Zimmer Biomet Holdings, Inc.	1,303	171,970

		7,117,526

Health Care Providers & Services — 2.9%
Cardinal Health, Inc.	1,528	170,983
Cencora, Inc.	1,037	251,981
Centene Corp.(a)	3,355	263,300
Cigna Group (The)	1,844	669,722
CVS Health Corp.	7,895	629,705
DaVita, Inc.(a)	345	47,627
Elevance Health, Inc.	1,481	767,958
HCA Healthcare, Inc.	1,247	415,912
Henry Schein, Inc.(a)	834	62,984
Humana, Inc.	767	265,934
Laboratory Corp. of America Holdings	530	115,784
McKesson Corp.	830	445,586
Molina Healthcare, Inc.(a)	367	150,775
Quest Diagnostics, Inc.	684	91,047
UnitedHealth Group, Inc.	5,807	2,872,723
Universal Health Services, Inc., Class B	385	70,247

		7,292,268

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	4,442	83,287
Ventas, Inc.	2,514	109,460
Welltower, Inc.	3,444	321,807

		514,554

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	4,407	91,137

Hotels, Restaurants & Leisure — 2.3%
Airbnb, Inc., Class A(a)	2,741	452,155
Booking Holdings, Inc.	223	809,017
Caesars Entertainment, Inc.(a)	1,366	59,749
Carnival Corp.(a)	6,393	104,462
Chipotle Mexican Grill, Inc.(a)	172	499,965

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	755	$126,198
Domino’s Pizza, Inc.	222	110,307
Expedia Group, Inc.(a)	831	114,470
Hilton Worldwide Holdings, Inc.	1,594	340,016
Las Vegas Sands Corp.	2,346	121,288
Marriott International, Inc., Class A	1,541	388,810
McDonald’s Corp.	4,552	1,283,436
MGM Resorts International(a)	1,734	81,862
Norwegian Cruise Line Holdings Ltd.(a)(c)	2,728	57,097
Royal Caribbean Cruises Ltd.(a)	1,478	205,457
Starbucks Corp.	7,133	651,885
Wynn Resorts Ltd.	595	60,827
Yum! Brands, Inc.	1,764	244,579

		5,711,580

Household Durables — 0.4%
DR Horton, Inc.	1,881	309,519
Garmin Ltd.	974	144,999
Lennar Corp., Class A	1,550	266,569
Mohawk Industries, Inc.(a)	347	45,419
NVR, Inc.(a)	20	161,999
PulteGroup, Inc.	1,342	161,872

		1,090,377

Household Products — 1.3%
Church & Dwight Co., Inc.	1,547	161,368
Clorox Co. (The)	772	118,201
Colgate-Palmolive Co.	5,184	466,819
Kimberly-Clark Corp.	2,120	274,222
Procter & Gamble Co. (The)	14,772	2,396,757

		3,417,367

Industrial REITs — 0.3%
Prologis, Inc.	5,812	756,839

Insurance — 2.4%
Aflac, Inc.	3,309	284,111
Allstate Corp. (The)	1,654	286,159
American International Group, Inc.	4,404	344,261
Aon PLC, Class A	1,258	419,820
Arch Capital Group Ltd.(a)	2,316	214,091
Arthur J. Gallagher & Co.	1,368	342,055
Assurant, Inc.	284	53,460
Brown & Brown, Inc.	1,495	130,872
Chubb Ltd.	2,546	659,745
Cincinnati Financial Corp.	983	122,059
Everest Group Ltd.	269	106,927
Globe Life, Inc.	538	62,607
Hartford Financial Services Group, Inc. (The)	1,877	193,425
Loews Corp.	1,134	88,781
Marsh & McLennan Cos., Inc.	3,077	633,800
MetLife, Inc.	3,869	286,732
Principal Financial Group, Inc.	1,371	118,331
Progressive Corp. (The)	3,668	758,616
Prudential Financial, Inc.	2,266	266,028
Travelers Cos., Inc. (The)	1,429	328,870
W R Berkley Corp.	1,283	113,468
Willis Towers Watson PLC	643	176,825

		5,991,043

Interactive Media & Services — 6.7%
Alphabet, Inc., Class A(a)	37,011	5,586,070
Alphabet, Inc., Class C, NVS(a)	30,984	4,717,624

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Match Group, Inc.(a)	1,680	$60,951
Meta Platforms, Inc., Class A	13,821	6,711,201

		17,075,846

IT Services — 1.3%
Accenture PLC, Class A	3,933	1,363,217
Akamai Technologies, Inc.(a)	930	101,147
Cognizant Technology Solutions Corp., Class A	3,136	229,837
EPAM Systems, Inc.(a)	368	101,627
Gartner, Inc.(a)	490	233,568
International Business Machines Corp.	5,760	1,099,930
VeriSign, Inc.(a)	548	103,852

		3,233,178

Leisure Products — 0.0%
Hasbro, Inc.	792	44,764

Life Sciences Tools & Services — 1.5%
Agilent Technologies, Inc.	1,843	268,175
Bio-Rad Laboratories, Inc., Class A(a)	133	46,001
Bio-Techne Corp.	988	69,545
Charles River Laboratories International, Inc.(a)	328	88,871
Danaher Corp.	4,138	1,033,341
Illumina, Inc.(a)	999	137,183
IQVIA Holdings, Inc.(a)	1,148	290,318
Mettler-Toledo International, Inc.(a)	133	177,061
Revvity, Inc.	772	81,060
Thermo Fisher Scientific, Inc.	2,422	1,407,691
Waters Corp.(a)	373	128,398
West Pharmaceutical Services, Inc.	470	185,984

		3,913,628

Machinery — 2.0%
Caterpillar, Inc.	3,190	1,168,912
Cummins, Inc.	890	262,239
Deere & Co.	1,633	670,738
Dover Corp.	883	156,459
Fortive Corp.	2,195	188,814
IDEX Corp.	476	116,154
Illinois Tool Works, Inc.	1,710	458,844
Ingersoll Rand, Inc.	2,538	240,983
Nordson Corp.	347	95,265
Otis Worldwide Corp.	2,548	252,940
PACCAR, Inc.	3,283	406,731
Parker-Hannifin Corp.	801	445,188
Pentair PLC	1,039	88,772
Snap-on, Inc.	340	100,715
Stanley Black & Decker, Inc.	972	95,188
Westinghouse Air Brake Technologies Corp.	1,131	164,764
Xylem, Inc.	1,510	195,152

		5,107,858

Media — 0.6%
Charter Communications, Inc., Class A(a)	623	181,062
Comcast Corp., Class A	24,873	1,078,245
Fox Corp., Class A, NVS	1,524	47,655
Fox Corp., Class B	875	25,043
Interpublic Group of Cos., Inc. (The)	2,407	78,540
News Corp., Class A, NVS	2,363	61,863
News Corp., Class B	678	18,347
Omnicom Group, Inc.	1,252	121,144
Paramount Global, Class B, NVS	3,029	35,651

		1,647,550

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	8,981	422,287

Security	Shares	Value

Metals & Mining (continued)
Newmont Corp.	7,209	$258,371
Nucor Corp.	1,535	303,776
Steel Dynamics, Inc.	971	143,931

		1,128,365

Multi-Utilities — 0.3%
CenterPoint Energy, Inc.	3,928	111,909
Consolidated Edison, Inc.	2,167	196,785
Public Service Enterprise Group, Inc.	3,150	210,357
Sempra	3,945	283,369

		802,420

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	993	128,007
Boston Properties, Inc.	896	58,518

		186,525

Oil, Gas & Consumable Fuels — 0.9%
Kinder Morgan, Inc.	12,145	222,739
Marathon Petroleum Corp.	2,310	465,465
ONEOK, Inc.	3,652	292,781
Phillips 66	2,698	440,691
Targa Resources Corp.	1,391	155,778
Valero Energy Corp.	2,136	364,594
Williams Cos., Inc. (The)	7,646	297,965

		2,240,013

Passenger Airlines — 0.2%
American Airlines Group, Inc.(a)	4,117	63,196
Delta Air Lines, Inc.	4,041	193,443
Southwest Airlines Co.	3,766	109,929
United Airlines Holdings, Inc.(a)	2,060	98,633

		465,201

Personal Care Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	1,476	227,525

Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	12,768	692,409
Catalent, Inc.(a)	1,123	63,393
Eli Lilly & Co.	5,012	3,899,136
Merck & Co., Inc.	15,908	2,099,061
Pfizer, Inc.	35,439	983,432
Viatris, Inc.	7,644	91,269
Zoetis, Inc., Class A	2,888	488,678

		8,317,378

Professional Services — 0.6%
Automatic Data Processing, Inc.	2,569	641,582
Broadridge Financial Solutions, Inc.	748	153,235
Dayforce, Inc.(a)(c)	984	65,151
Equifax, Inc.	770	205,990
Paychex, Inc.	2,012	247,074
Paycom Software, Inc.	296	58,907
Robert Half, Inc.	639	50,660
Verisk Analytics, Inc.	903	212,864

		1,635,463

Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(a)	1,874	182,228
CoStar Group, Inc.(a)	2,555	246,813

		429,041

Residential REITs — 0.3%
AvalonBay Communities, Inc.	884	164,035
Camden Property Trust	670	65,928
Equity Residential	2,181	137,643

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Residential REITs (continued)
Essex Property Trust, Inc.	400	$97,924
Invitation Homes, Inc.	3,645	129,799
Mid-America Apartment Communities, Inc.	738	97,106
UDR, Inc.	1,881	70,368

		762,803

Retail REITs — 0.3%
Federal Realty Investment Trust	475	48,507
Kimco Realty Corp.	4,188	82,127
Realty Income Corp.	5,195	281,049
Regency Centers Corp.	1,037	62,801
Simon Property Group, Inc.	2,047	320,335

		794,819

Semiconductors & Semiconductor Equipment — 11.2%
Advanced Micro Devices, Inc.(a)	10,154	1,832,695
Analog Devices, Inc.	3,113	615,720
Applied Materials, Inc.	5,217	1,075,902
Broadcom, Inc.	2,764	3,663,433
Enphase Energy, Inc.(a)	866	104,769
First Solar, Inc.(a)	660	111,408
Intel Corp.	26,555	1,172,934
KLA Corp.	855	597,277
Lam Research Corp.	830	806,403
Microchip Technology, Inc.	3,393	304,386
Micron Technology, Inc.	6,945	818,746
Monolithic Power Systems, Inc.	294	199,162
NVIDIA Corp.	15,509	14,013,312
NXP Semiconductors NV	1,624	402,379
ON Semiconductor Corp.(a)	2,681	197,188
Qorvo, Inc.(a)	614	70,506
QUALCOMM, Inc.	7,014	1,187,470
Skyworks Solutions, Inc.	1,009	109,295
Teradyne, Inc.	965	108,881
Texas Instruments, Inc.	5,702	993,345

		28,385,211

Software — 11.7%
Adobe, Inc.(a)	2,846	1,436,092
ANSYS, Inc.(a)	537	186,425
Autodesk, Inc.(a)	1,345	350,265
Cadence Design Systems, Inc.(a)	1,713	533,223
Fair Isaac Corp.(a)	151	188,691
Fortinet, Inc.(a)	3,997	273,035
Gen Digital, Inc.	3,501	78,422
Intuit, Inc.	1,758	1,142,700
Microsoft Corp.	46,655	19,628,692
Oracle Corp.	10,005	1,256,728
Palo Alto Networks, Inc.(a)	1,989	565,134
PTC, Inc.(a)	753	142,272
Roper Technologies, Inc.	667	374,080
Salesforce, Inc.	6,075	1,829,668
ServiceNow, Inc.(a)	1,285	979,684
Synopsys, Inc.(a)	963	550,354
Tyler Technologies, Inc.(a)	263	111,778

		29,627,243

Specialized REITs — 1.1%
American Tower Corp.	2,927	578,346
Crown Castle, Inc.	2,739	289,868
Digital Realty Trust, Inc.	1,899	273,532
Equinix, Inc.	595	491,071
Extra Space Storage, Inc.	1,312	192,864
Iron Mountain, Inc.	1,812	145,340
Public Storage	994	288,320

Security	Shares	Value

Specialized REITs (continued)
SBA Communications Corp., Class A	671	$145,406
VICI Properties, Inc.	6,543	194,916
Weyerhaeuser Co.	4,558	163,678

		2,763,341

Specialty Retail — 2.3%
AutoZone, Inc.(a)	111	349,833
Bath & Body Works, Inc.	1,408	70,428
Best Buy Co., Inc.	1,182	96,959
CarMax, Inc.(a)	1,004	87,458
Home Depot, Inc. (The)	6,256	2,399,802
Lowe’s Cos., Inc.	3,615	920,849
O’Reilly Automotive, Inc.(a)	371	418,814
Ross Stores, Inc.	2,122	311,425
TJX Cos., Inc. (The)	7,173	727,486
Tractor Supply Co.	673	176,138
Ulta Beauty, Inc.(a)	298	155,818

		5,715,010

Technology Hardware, Storage & Peripherals — 6.4%
Apple Inc.	91,144	15,629,373
Hewlett Packard Enterprise Co.	8,150	144,500
HP, Inc.	5,454	164,820
NetApp, Inc.	1,292	135,621
Seagate Technology Holdings PLC	1,224	113,893
Western Digital Corp.(a)	2,022	137,981

		16,326,188

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc.(a)	725	283,221
NIKE, Inc., Class B	7,642	718,195
Ralph Lauren Corp., Class A	243	45,626
Tapestry, Inc.	1,417	67,279
VF Corp.	2,127	32,628

		1,146,949

Trading Companies & Distributors — 0.2%
Fastenal Co.	3,578	276,007
United Rentals, Inc.	416	299,982

		575,989

Water Utilities — 0.1%
American Water Works Co., Inc.	1,232	150,563

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	3,285	536,178

Total Long-Term Investments — 99.8% (Cost: $232,878,952)		253,138,751

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(b)(d)(e)	96,728	$96,777
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(b)(d)	306,229	306,229

Total Short-Term Securities — 0.2% (Cost: $402,973)		403,006

Total Investments — 100.0% (Cost: $233,281,925)		253,541,757

Other Assets Less Liabilities — 0.0%		72,073

Net Assets — 100.0%		$253,613,830

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$68,967	$28,270	(a)	$—	$(478)	$18	$96,777	96,728	$2,235	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	167,581	138,648	(a)	—	—	—	306,229	306,229	14,952		—
BlackRock, Inc.	420,876	343,921		(153,874)	(9,282)	131,181	732,822	879	15,691		—

					$(9,760)	$131,199	$1,135,828		$32,878		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini S&P 500 Index	16	06/21/24	$425	$7,426

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P 500 ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,426	$—	$—	$—	$7,426

(a) Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$85,137	$—	$—	$—	$85,137

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(5,868)	$—	$—	$—	$(5,868)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$384,862

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$253,138,751	$—	$—	$253,138,751
Short-Term Securities
Money Market Funds	403,006	—	—	403,006

	$253,541,757	$—	$—	$253,541,757

Derivative Financial Instruments(a)
Assets
Equity Contracts	$7,426	$—	$—	$7,426

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2024	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Curtiss-Wright Corp.	2,789	$713,817
Hexcel Corp.	6,229	453,783
Woodward, Inc.	4,504	694,156

		1,861,756

Air Freight & Logistics — 0.3%
GXO Logistics, Inc.(a)	9,087	488,517

Automobile Components — 1.6%
Adient PLC(a)	6,977	229,683
Autoliv, Inc.	5,550	668,387
Fox Factory Holding Corp.(a)(b)	3,174	165,270
Gentex Corp.	17,142	619,169
Goodyear Tire & Rubber Co. (The)(a)	21,444	294,426
Lear Corp.	4,388	635,733
Visteon Corp.(a)	2,036	239,454

		2,852,122

Automobiles — 0.5%
Harley-Davidson, Inc.	9,624	420,954
Thor Industries, Inc.	4,055	475,813

		896,767

Banks — 5.7%
Associated Banc-Corp	10,908	234,631
Bank OZK	8,226	373,954
Cadence Bank	10,591	307,139
Columbia Banking System, Inc.	15,991	309,426
Commerce Bancshares, Inc.	8,761	466,085
Cullen/Frost Bankers, Inc.	4,861	547,203
East West Bancorp, Inc.	10,727	848,613
First Financial Bankshares, Inc.	9,261	303,853
First Horizon Corp.	42,216	650,126
FNB Corp.	27,855	392,756
Glacier Bancorp, Inc.	8,304	334,485
Hancock Whitney Corp.	6,623	304,923
Home BancShares, Inc.	13,786	338,722
International Bancshares Corp.	3,841	215,634
New York Community Bancorp, Inc., Class A	52,189	168,049
Old National Bancorp	22,786	396,704
Pinnacle Financial Partners, Inc.	5,837	501,282
Prosperity Bancshares, Inc.	7,175	471,971
SouthState Corp.	5,836	496,235
Synovus Financial Corp.	11,466	459,328
Texas Capital Bancshares, Inc.(a)	3,361	206,870
UMB Financial Corp.	3,328	289,503
United Bankshares, Inc.	10,293	368,386
Valley National Bancorp	33,218	264,415
Webster Financial Corp.	13,455	683,110
Wintrust Financial Corp.	4,811	502,220

		10,435,623

Beverages — 0.8%
Boston Beer Co., Inc. (The), Class A, NVS(a)	701	213,398
Celsius Holdings, Inc.(a)	11,117	921,822
Coca-Cola Consolidated, Inc.	357	302,168

		1,437,388

Biotechnology — 1.7%
Arrowhead Pharmaceuticals, Inc.(a)	9,332	266,895
Exelixis, Inc.(a)	22,656	537,627
Halozyme Therapeutics, Inc.(a)	9,912	403,220

Security	Shares	Value

Biotechnology (continued)
Neurocrine Biosciences, Inc.(a)	7,500	$1,034,400
United Therapeutics Corp.(a)(b)	3,595	825,844

		3,067,986

Broadline Retail — 0.5%
Macy’s, Inc.	20,734	414,473
Nordstrom, Inc.	7,512	152,268
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	4,523	359,895

		926,636

Building Products — 4.1%
Advanced Drainage Systems, Inc.(b)	5,137	884,797
Carlisle Cos., Inc.	3,649	1,429,860
Fortune Brands Innovations, Inc.	9,495	803,942
Lennox International, Inc.	2,421	1,183,288
Owens Corning	6,705	1,118,394
Simpson Manufacturing Co., Inc.	3,184	653,293
Trex Co., Inc.(a)	8,253	823,237
UFP Industries, Inc.	4,692	577,163

		7,473,974

Capital Markets — 3.0%
Affiliated Managers Group, Inc.	2,549	426,881
Carlyle Group, Inc. (The)	16,825	789,261
Evercore, Inc., Class A	2,687	517,489
Federated Hermes, Inc., Class B	5,938	214,481
Houlihan Lokey, Inc., Class A	3,915	501,864
Interactive Brokers Group, Inc., Class A	8,108	905,745
Janus Henderson Group PLC	10,125	333,011
Jefferies Financial Group, Inc.	13,405	591,161
SEI Investments Co.	6,966	500,855
Stifel Financial Corp.	7,978	623,640

		5,404,388

Chemicals — 2.2%
Ashland, Inc.	3,719	362,119
Avient Corp.	6,894	299,200
Axalta Coating Systems Ltd.(a)	16,491	567,126
Cabot Corp.	4,190	386,318
Chemours Co. (The)	11,367	298,497
NewMarket Corp.	521	330,637
RPM International, Inc.	9,734	1,157,859
Scotts Miracle-Gro Co. (The)	3,163	235,928
Westlake Corp.	2,602	397,586

		4,035,270

Commercial Services & Supplies — 1.5%
Brink’s Co. (The)	3,494	322,776
Clean Harbors, Inc.(a)	3,858	776,654
MSA Safety, Inc.	2,755	533,340
Stericycle, Inc.(a)	6,836	360,599
Tetra Tech, Inc.	4,029	744,197

		2,737,566

Communications Equipment — 0.4%
Ciena Corp.(a)	10,982	543,060
Lumentum Holdings, Inc.(a)(b)	5,133	243,047

		786,107

Construction & Engineering — 2.4%
AECOM	10,890	1,068,091
Comfort Systems U.S.A., Inc.	2,700	857,817
EMCOR Group, Inc.	3,525	1,234,455
MasTec, Inc.(a)	4,535	422,889

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
MDU Resources Group, Inc.	15,465	$389,718
Valmont Industries, Inc.	1,571	358,628

		4,331,598

Construction Materials — 0.6%
Eagle Materials, Inc.	2,608	708,724
Knife River Corp.(a)	4,233	343,212

		1,051,936

Consumer Finance — 0.7%
Ally Financial, Inc.	20,844	846,058
SLM Corp.	17,396	379,059

		1,225,117

Consumer Staples Distribution & Retail — 1.3%
BJ’s Wholesale Club Holdings, Inc.(a)	9,902	749,086
Grocery Outlet Holding Corp.(a)	6,697	192,740
Sprouts Farmers Market, Inc.(a)	7,430	479,087
U.S. Foods Holding Corp.(a)	17,087	922,185

		2,343,098

Containers & Packaging — 1.9%
AptarGroup, Inc.	4,896	704,485
Berry Global Group, Inc.	8,883	537,244
Crown Holdings, Inc.	9,043	716,748
Graphic Packaging Holding Co.	23,180	676,392
Greif, Inc., Class A, NVS	2,052	141,691
Silgan Holdings, Inc.	6,218	301,946
Sonoco Products Co.	7,682	444,327

		3,522,833

Diversified Consumer Services — 1.0%
Graham Holdings Co., Class B	273	209,577
Grand Canyon Education, Inc.(a)	2,098	285,769
H&R Block, Inc.	10,611	521,106
Service Corp. International	11,574	858,906

		1,875,358

Diversified REITs — 0.5%
WP Carey, Inc.	16,587	936,170

Diversified Telecommunication Services — 0.4%
Frontier Communications Parent, Inc.(a)(b)	16,632	407,484
Iridium Communications, Inc.	9,230	241,457

		648,941

Electrical Equipment — 1.7%
Acuity Brands, Inc.	2,289	615,123
EnerSys	3,012	284,514
nVent Electric PLC	13,010	980,954
Regal Rexnord Corp.	4,978	896,538
Sensata Technologies Holding PLC	11,291	414,831

		3,191,960

Electronic Equipment, Instruments & Components — 2.7%
Arrow Electronics, Inc.(a)	4,106	531,563
Avnet, Inc.	7,089	351,473
Belden, Inc.	3,118	288,758
Cognex Corp.	12,535	531,735
Coherent Corp.(a)	9,934	602,199
Crane NXT Co.	3,603	223,026
IPG Photonics Corp.(a)	2,190	198,611
Littelfuse, Inc.	1,852	448,832
Novanta, Inc.(a)	2,638	461,043
TD SYNNEX Corp.	4,446	502,842

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology, Inc.	9,335	$211,718
Vontier Corp.	11,434	518,646

		4,870,446

Energy Equipment & Services — 1.1%
ChampionX Corp.	14,416	517,390
NOV, Inc.	29,893	583,512
Valaris Ltd.(a)	4,643	349,432
Weatherford International PLC(a)	5,434	627,192

		2,077,526

Entertainment — 0.2%
TKO Group Holdings, Inc., Class A	4,522	390,746

Financial Services — 1.7%
Essent Group Ltd.	8,608	512,262
Euronet Worldwide, Inc.(a)	3,398	373,542
MGIC Investment Corp.	21,276	475,731
Voya Financial, Inc.	9,366	692,335
Western Union Co. (The)	22,636	316,451
WEX, Inc.(a)	3,286	780,524

		3,150,845

Food Products — 1.3%
Darling Ingredients, Inc.(a)	12,064	561,097
Flowers Foods, Inc.	14,737	350,004
Ingredion, Inc.	5,006	584,951
Lancaster Colony Corp.	1,483	307,915
Pilgrim’s Pride Corp.(a)	3,031	104,024
Post Holdings, Inc.(a)	3,830	407,052

		2,315,043

Gas Utilities — 0.9%
New Jersey Resources Corp.	7,435	319,036
ONE Gas, Inc.	4,202	271,155
Southwest Gas Holdings, Inc.	4,513	343,574
Spire, Inc.	4,121	252,906
UGI Corp.	16,322	400,542

		1,587,213

Ground Transportation — 2.3%
Avis Budget Group, Inc.	1,424	174,383
Hertz Global Holdings, Inc.(a)	10,417	81,565
Knight-Swift Transportation Holdings, Inc.	12,259	674,490
Landstar System, Inc.	2,621	505,224
Ryder System, Inc.	3,533	424,632
Saia, Inc.(a)(b)	1,997	1,168,245
Werner Enterprises, Inc.	3,850	150,612
XPO, Inc.(a)	8,741	1,066,664

		4,245,815

Health Care Equipment & Supplies — 2.4%
Enovis Corp.(a)	3,751	234,250
Envista Holdings Corp.(a)	13,047	278,945
Globus Medical, Inc., Class A(a)	8,640	463,450
Haemonetics Corp.(a)	3,777	322,367
Integra LifeSciences Holdings Corp.(a)	5,145	182,390
Lantheus Holdings, Inc.(a)(b)	5,160	321,158
LivaNova PLC(a)	3,995	223,480
Masimo Corp.(a)	3,347	491,507
Neogen Corp.(a)	14,709	232,108
Penumbra, Inc.(a)	2,904	648,115
QuidelOrtho Corp.(a)	3,769	180,686
Shockwave Medical, Inc.(a)	2,778	904,600

		4,483,056

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc.(a)	6,875	$544,637
Amedisys, Inc.(a)	2,285	210,586
Chemed Corp.	1,102	707,407
Encompass Health Corp.	7,466	616,542
HealthEquity, Inc.(a)	6,478	528,799
Option Care Health, Inc.(a)	13,181	442,091
Progyny, Inc.(a)	5,985	228,328
R1 RCM, Inc.(a)	14,648	188,666
Tenet Healthcare Corp.(a)	7,835	823,537

		4,290,593

Health Care REITs — 0.7%
Healthcare Realty Trust, Inc.	29,133	412,232
Omega Healthcare Investors, Inc.	18,550	587,479
Sabra Health Care REIT, Inc.	17,325	255,890

		1,255,601

Health Care Technology — 0.1%
Doximity, Inc., Class A(a)	9,058	243,751

Hotel & Resort REITs — 0.2%
Park Hotels & Resorts, Inc.	16,091	281,432

Hotels, Restaurants & Leisure — 4.1%
Aramark	19,899	647,115
Boyd Gaming Corp.	5,339	359,421
Choice Hotels International, Inc.	1,835	231,852
Churchill Downs, Inc.(b)	5,078	628,403
Hilton Grand Vacations, Inc.(a)	5,379	253,943
Hyatt Hotels Corp., Class A	3,293	525,629
Light & Wonder, Inc., Class A(a)	6,785	692,681
Marriott Vacations Worldwide Corp.	2,513	270,725
Penn Entertainment, Inc.(a)	11,272	205,263
Planet Fitness, Inc., Class A(a)	6,454	404,214
Texas Roadhouse, Inc.	4,961	766,326
Travel + Leisure Co.	5,570	272,707
Vail Resorts, Inc.	2,863	637,962
Wendy’s Co. (The)	13,181	248,330
Wingstop, Inc.	2,202	806,813
Wyndham Hotels & Resorts, Inc.	6,237	478,690

		7,430,074

Household Durables — 2.3%
Helen of Troy Ltd.(a)	1,747	201,324
KB Home	5,510	390,549
Leggett & Platt, Inc.	10,087	193,166
Taylor Morrison Home Corp., Class A(a)	7,999	497,298
Tempur Sealy International, Inc.	13,075	742,922
Toll Brothers, Inc.	8,174	1,057,470
TopBuild Corp.(a)	2,386	1,051,582

		4,134,311

Independent Power and Renewable Electricity Producers — 0.1%
Ormat Technologies, Inc.	3,897	257,942

Industrial REITs — 1.3%
EastGroup Properties, Inc.	3,481	625,779
First Industrial Realty Trust, Inc.	9,710	510,163
Rexford Industrial Realty, Inc.	15,526	780,958
STAG Industrial, Inc.	13,460	517,403

		2,434,303

Insurance — 5.2%
American Financial Group, Inc.	5,008	683,492
Brighthouse Financial, Inc.(a)	5,323	274,347
CNO Financial Group, Inc.	8,574	235,613
Erie Indemnity Co., Class A, NVS	1,891	759,369

Security	Shares	Value

Insurance (continued)
Fidelity National Financial, Inc., Class A	13,093	$695,238
First American Financial Corp.	7,930	484,127
Hanover Insurance Group, Inc. (The)	2,744	373,650
Kemper Corp.	4,546	281,488
Kinsale Capital Group, Inc.(b)	1,663	872,643
Old Republic International Corp.	20,380	626,074
Primerica, Inc.	2,827	715,118
Reinsurance Group of America, Inc.	5,205	1,003,940
RenaissanceRe Holdings Ltd.	3,981	935,654
RLI Corp.	2,916	432,939
Selective Insurance Group, Inc.	4,570	498,907
Unum Group	11,455	614,675

		9,487,274

Interactive Media & Services — 0.3%
Ziff Davis, Inc.(a)	3,243	204,439
ZoomInfo Technologies, Inc., Class A(a)	22,345	358,190

		562,629

IT Services — 0.9%
GoDaddy, Inc., Class A(a)	10,750	1,275,810
Kyndryl Holdings, Inc.(a)	17,601	382,998

		1,658,808

Leisure Products — 0.6%
Brunswick Corp.	5,200	501,904
Polaris, Inc.	4,043	404,785
YETI Holdings, Inc.(a)	6,495	250,382

		1,157,071

Life Sciences Tools & Services — 1.3%
Azenta, Inc.(a)	4,257	256,612
Bruker Corp.	6,939	651,849
Medpace Holdings, Inc.(a)	1,753	708,475
Repligen Corp.(a)	3,951	726,668

		2,343,604

Machinery — 5.0%
AGCO Corp.	4,721	580,777
Chart Industries, Inc.(a)(b)	3,143	517,715
Crane Co.	3,628	490,252
Donaldson Co., Inc.	8,731	652,031
Esab Corp.	4,189	463,178
Flowserve Corp.	9,726	444,284
Graco, Inc.	12,465	1,164,979
Lincoln Electric Holdings, Inc.	4,295	1,097,115
Middleby Corp. (The)(a)(b)	3,990	641,552
Oshkosh Corp.	4,979	620,931
RBC Bearings, Inc.(a)(b)	2,150	581,252
Terex Corp.	5,018	323,159
Timken Co. (The)	4,907	429,019
Toro Co. (The)	7,831	717,554
Watts Water Technologies, Inc., Class A	2,007	426,588

		9,150,386

Marine Transportation — 0.2%
Kirby Corp.(a)	4,346	414,261

Media — 0.7%
Cable One, Inc.	340	143,864
New York Times Co. (The), Class A	12,231	528,624
Nexstar Media Group, Inc., Class A	2,519	433,999
TEGNA, Inc.	14,560	217,526

		1,324,013

Metals & Mining — 2.6%
Alcoa Corp.	13,643	460,997

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Cleveland-Cliffs, Inc.(a)	38,330	$871,624
Commercial Metals Co.	8,813	517,940
MP Materials Corp., Class A(a)(b)	10,845	155,084
Reliance, Inc.	4,313	1,441,318
Royal Gold, Inc.	4,883	594,798
United States Steel Corp.	16,876	688,203

		4,729,964

Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Annaly Capital Management, Inc.	39,170	771,257
Starwood Property Trust, Inc.	24,554	499,183

		1,270,440

Office REITs — 0.6%
COPT Defense Properties	7,443	179,897
Cousins Properties, Inc.	11,354	272,950
Kilroy Realty Corp.	8,122	295,885
Vornado Realty Trust	12,206	351,167

		1,099,899

Oil, Gas & Consumable Fuels — 1.3%
Antero Midstream Corp.	25,536	359,036
DT Midstream, Inc.	7,053	430,938
Equitrans Midstream Corp.	32,600	407,174
HF Sinclair Corp.	12,330	744,362
PBF Energy, Inc., Class A	8,270	476,104

		2,417,614

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	4,769	400,167

Personal Care Products — 1.0%
BellRing Brands, Inc.(a)	9,877	583,039
Coty, Inc., Class A(a)	28,636	342,487
elf Beauty, Inc.(a)	4,161	815,681

		1,741,207

Pharmaceuticals — 0.5%
Jazz Pharmaceuticals PLC(a)	4,727	569,225
Perrigo Co. PLC	10,192	328,081

		897,306

Professional Services — 2.7%
ASGN, Inc.(a)	3,667	384,155
Concentrix Corp.	3,614	239,319
ExlService Holdings, Inc.(a)	12,168	386,943
Exponent, Inc.	3,699	305,870
FTI Consulting, Inc.(a)	2,597	546,123
Genpact Ltd.	12,462	410,623
Insperity, Inc.	2,694	295,289
KBR, Inc.	10,254	652,770
ManpowerGroup, Inc.	3,851	298,992
Maximus, Inc.	4,618	387,450
Paylocity Holding Corp.(a)	3,274	562,670
Science Applications International Corp.	4,065	530,035

		5,000,239

Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.(a)	3,594	701,153

Residential REITs — 0.9%
Apartment Income REIT Corp.	10,899	353,891
Equity LifeStyle Properties, Inc.	14,793	952,669
Independence Realty Trust, Inc.	15,714	253,467

		1,560,027

Retail REITs — 1.0%
Agree Realty Corp.	7,377	421,374

Security	Shares	Value

Retail REITs (continued)
Brixmor Property Group, Inc.	22,974	$538,740
Kite Realty Group Trust	16,251	352,322
NNN REIT, Inc.	13,598	581,179

		1,893,615

Semiconductors & Semiconductor Equipment — 3.0%
Allegro MicroSystems, Inc.(a)	5,353	144,317
Amkor Technology, Inc.	7,919	255,309
Cirrus Logic, Inc.(a)	4,002	370,425
Lattice Semiconductor Corp.(a)	10,403	813,827
MACOM Technology Solutions Holdings, Inc.(a)	4,057	388,011
MKS Instruments, Inc.	4,743	630,819
Onto Innovation, Inc.(a)	3,690	668,185
Power Integrations, Inc.	4,034	288,633
Rambus, Inc.(a)	7,984	493,491
Silicon Laboratories, Inc.(a)	2,370	340,616
Synaptics, Inc.(a)(b)	2,979	290,631
Universal Display Corp.	3,253	547,968
Wolfspeed, Inc.(a)	9,498	280,191

		5,512,423

Software — 2.5%
Aspen Technology, Inc.(a)	2,104	448,741
Blackbaud, Inc.(a)	3,230	239,472
CommVault Systems, Inc.(a)	3,316	336,342
Dolby Laboratories, Inc., Class A	4,516	378,305
Dropbox, Inc., Class A(a)	19,569	475,527
Dynatrace, Inc.(a)	18,506	859,419
Manhattan Associates, Inc.(a)	4,650	1,163,569
Qualys, Inc.(a)	2,771	462,397
Teradata Corp.(a)	7,478	289,174

		4,652,946

Specialized REITs — 2.0%
CubeSmart	16,857	762,274
EPR Properties	5,814	246,804
Gaming & Leisure Properties, Inc.	21,519	991,380
Lamar Advertising Co., Class A	6,588	786,673
National Storage Affiliates Trust	5,710	223,604
PotlatchDeltic Corp.	5,764	271,023
Rayonier, Inc.	10,014	332,865

		3,614,623

Specialty Retail — 4.2%
AutoNation, Inc.(a)	1,979	327,683
Burlington Stores, Inc.(a)	4,787	1,111,493
Five Below, Inc.(a)	4,090	741,844
Floor & Decor Holdings, Inc., Class A(a)(b)	8,001	1,037,090
GameStop Corp., Class A(a)(b)	20,050	251,026
Gap, Inc. (The)	16,163	445,291
Lithia Motors, Inc., Class A	2,090	628,797
Murphy U.S.A., Inc.	1,425	597,360
Penske Automotive Group, Inc.	1,511	244,767
RH(a)	1,149	400,151
Valvoline, Inc.(a)	9,608	428,229
Williams-Sonoma, Inc.	4,806	1,526,049

		7,739,780

Technology Hardware, Storage & Peripherals — 0.6%
Pure Storage, Inc., Class A(a)	22,244	1,156,466

Textiles, Apparel & Luxury Goods — 1.6%
Capri Holdings Ltd.(a)	8,731	395,514
Carter’s, Inc.	2,632	222,878
Columbia Sportswear Co.	2,278	184,928
Crocs, Inc.(a)	4,541	652,996

22	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
PVH Corp.	4,524	$636,119
Skechers U.S.A., Inc., Class A(a)(b)	9,999	612,539
Under Armour, Inc., Class A(a)	18,559	136,965
Under Armour, Inc., Class C, NVS(a)	8,819	62,968

		2,904,907

Trading Companies & Distributors — 1.7%
Core & Main, Inc., Class A(a)	12,939	740,757
GATX Corp.	2,672	358,128
MSC Industrial Direct Co., Inc., Class A	3,474	337,117
Watsco, Inc.	2,372	1,024,633
WESCO International, Inc.	3,367	576,700

		3,037,335

Water Utilities — 0.4%
Essential Utilities, Inc.	19,055	705,988

Total Long-Term Investments — 99.6% (Cost: $160,617,723)		182,113,953

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(c)(d)(e)	8,470,512	8,474,748
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	258,761	258,761

Total Short-Term Securities — 4.8% (Cost: $8,731,692)		8,733,509

Total Investments — 104.4% (Cost: $169,349,415)		190,847,462
Liabilities in Excess of Other Assets — (4.4)%		(8,036,103)

Net Assets — 100.0%		$182,811,359

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,258,251	$5,215,445	(a)	$—	$(192)	$1,244	$8,474,748	8,470,512	$18,748	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	158,472	100,289	(a)	—	—	—	258,761	258,761	13,099		—

					$(192)	$1,244	$8,733,509		$31,847		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Mid-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Mid 400 E-Mini Index	1	06/21/24	$308	$3,148

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,148	$—	$—	$—	$3,148

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$23,894	$—	$—	$—	$23,894

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,829)	$—	$—	$—	$(2,829)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$213,275

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Mid-Cap ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$182,113,953	$—	$—	$182,113,953
Short-Term Securities
Money Market Funds	8,733,509	—	—	8,733,509

	$190,847,462	$—	$—	$190,847,462

Derivative Financial Instruments(a)
Assets
Equity Contracts	$3,148	$—	$—	$3,148

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
AAR Corp.(a)	2,247	$134,528
AeroVironment, Inc.(a)	1,892	290,006
Kaman Corp.	1,909	87,566
Mercury Systems, Inc.(a)(b)	3,546	104,607
National Presto Industries, Inc.	354	29,665
Triumph Group, Inc.(a)	5,181	77,922

		724,294

Air Freight & Logistics — 0.3%
Forward Air Corp.	2,075	64,553
Hub Group, Inc., Class A	4,205	181,740

		246,293

Automobile Components — 1.4%
American Axle & Manufacturing Holdings, Inc.(a)	7,889	58,063
Dana, Inc.	8,718	110,719
Dorman Products, Inc.(a)	1,911	184,201
Gentherm, Inc.(a)	2,211	127,309
LCI Industries	1,707	210,063
Patrick Industries, Inc.	1,409	168,333
Standard Motor Products, Inc.	1,259	42,240
XPEL, Inc.(a)	1,434	77,465

		978,393

Automobiles — 0.2%
Winnebago Industries, Inc.	1,981	146,594

Banks — 9.0%
Ameris Bancorp	4,235	204,889
Atlantic Union Bankshares Corp.	5,014	177,044
Axos Financial, Inc.(a)(b)	3,510	189,680
Banc of California, Inc.	9,340	142,061
BancFirst Corp.	985	86,710
Bancorp, Inc. (The)(a)	3,407	113,998
Bank of Hawaii Corp.	2,432	151,733
BankUnited, Inc.	4,666	130,648
Banner Corp.	2,209	106,032
Berkshire Hills Bancorp, Inc.	2,573	58,973
Brookline Bancorp, Inc.	6,160	61,354
Capitol Federal Financial, Inc.	8,386	49,981
Cathay General Bancorp	4,333	163,917
Central Pacific Financial Corp.	854	16,867
City Holding Co.	885	92,235
Community Bank System, Inc.	3,562	171,083
Customers Bancorp, Inc.(a)	1,909	101,292
CVB Financial Corp.	9,177	163,718
Dime Community Bancshares, Inc.	2,421	46,628
Eagle Bancorp, Inc.	2,074	48,718
FB Financial Corp.	2,368	89,179
First BanCorp/Puerto Rico	9,775	171,454
First Bancorp/Southern Pines NC	2,660	96,079
First Commonwealth Financial Corp.	7,056	98,220
First Financial Bancorp	5,688	127,525
First Hawaiian, Inc.	8,633	189,581
Fulton Financial Corp.	10,351	164,477
Hanmi Financial Corp.	1,808	28,783
Heritage Financial Corp.	2,132	41,339
Hilltop Holdings, Inc.	3,117	97,624
Hope Bancorp, Inc.	8,328	95,855
Independent Bank Corp.	2,465	128,229
Independent Bank Group, Inc.	2,420	110,473
Lakeland Financial Corp.	1,763	116,922
National Bank Holdings Corp., Class A	2,296	82,817

Security	Shares	Value

Banks (continued)
NBT Bancorp, Inc.	3,182	$116,716
Northfield Bancorp, Inc.	2,640	25,661
Northwest Bancshares, Inc.	8,810	102,637
OFG Bancorp	3,263	120,111
Pacific Premier Bancorp, Inc.	5,535	132,840
Park National Corp.	966	131,231
Pathward Financial, Inc.	1,632	82,383
Preferred Bank	561	43,068
Provident Financial Services, Inc.	4,837	70,475
Renasant Corp.	3,776	118,264
S&T Bancorp, Inc.	2,650	85,012
Seacoast Banking Corp. of Florida	4,900	124,411
ServisFirst Bancshares, Inc.	3,301	219,054
Simmons First National Corp., Class A	8,539	166,169
Southside Bancshares, Inc.	1,836	53,666
Stellar Bancorp, Inc.	3,160	76,978
Tompkins Financial Corp.	845	42,495
Triumph Financial, Inc.(a)	1,452	115,173
TrustCo Bank Corp.	1,176	33,116
Trustmark Corp.	3,466	97,429
United Community Banks, Inc.	6,837	179,950
Veritex Holdings, Inc.	3,671	75,219
WaFd, Inc.	4,708	136,673
Westamerica BanCorp	1,849	90,379
WSFS Financial Corp.	3,799	171,487

		6,526,715

Beverages — 0.2%
MGP Ingredients, Inc.	1,061	91,384
National Beverage Corp.(a)	1,575	74,749

		166,133

Biotechnology — 1.6%
Alkermes PLC(a)	11,273	305,160
Arcus Biosciences, Inc.(a)	3,642	68,761
Catalyst Pharmaceuticals, Inc.(a)	7,527	119,980
Dynavax Technologies Corp.(a)	8,769	108,823
Ironwood Pharmaceuticals, Inc., Class A(a)	9,260	80,655
Myriad Genetics, Inc.(a)	5,967	127,217
REGENXBIO, Inc.(a)	2,728	57,479
Vericel Corp.(a)(b)	3,217	167,348
Vir Biotechnology, Inc.(a)	5,803	58,785
Xencor, Inc.(a)	4,133	91,463

		1,185,671

Broadline Retail — 0.3%
Kohl’s Corp.	7,462	217,517

Building Products — 2.7%
AAON, Inc.	4,554	401,208
American Woodmark Corp.(a)	1,088	110,606
Apogee Enterprises, Inc.	1,488	88,090
Armstrong World Industries, Inc.	2,983	370,548
AZZ, Inc.	1,691	130,731
Gibraltar Industries, Inc.(a)	2,060	165,892
Griffon Corp.	2,576	188,924
Hayward Holdings, Inc.(a)	8,498	130,104
Insteel Industries, Inc.	1,310	50,068
Quanex Building Products Corp.	2,231	85,737
Resideo Technologies, Inc.(a)	9,877	221,442

		1,943,350

Capital Markets — 1.5%
Artisan Partners Asset Management, Inc., Class A	4,725	216,263
B Riley Financial, Inc.(b)	1,113	23,562

26	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Brightsphere Investment Group, Inc.	2,182	$49,837
Donnelley Financial Solutions, Inc.(a)(b)	1,679	104,115
Moelis & Co., Class A	2,681	152,201
Piper Sandler Cos	1,025	203,452
StoneX Group, Inc.(a)	1,839	129,208
Virtus Investment Partners, Inc.	458	113,575
WisdomTree, Inc.	7,442	68,392

		1,060,605

Chemicals — 2.6%
AdvanSix, Inc.	1,816	51,938
Balchem Corp.	2,179	337,636
Hawkins, Inc.	1,285	98,688
HB Fuller Co.	3,663	292,088
Ingevity Corp.(a)	2,286	109,042
Innospec, Inc.	1,681	216,748
Koppers Holdings, Inc.	1,404	77,459
Minerals Technologies, Inc.	2,193	165,089
Quaker Chemical Corp.	937	192,319
Sensient Technologies Corp.	2,848	197,053
Stepan Co.	1,433	129,027

		1,867,087

Commercial Services & Supplies — 2.0%
ABM Industries, Inc.	4,238	189,100
Brady Corp., Class A, NVS	3,020	179,026
Deluxe Corp.	2,946	60,658
Enviri Corp.(a)	5,380	49,227
GEO Group, Inc. (The)(a)	8,279	116,900
Healthcare Services Group, Inc.(a)	4,978	62,125
HNI Corp.	3,140	141,708
Interface, Inc., Class A	3,917	65,884
Liquidity Services, Inc.(a)	1,512	28,123
Matthews International Corp., Class A	2,068	64,273
MillerKnoll, Inc.	4,909	121,547
OPENLANE, Inc.(a)	7,281	125,961
Pitney Bowes, Inc.	4,704	20,368
UniFirst Corp.	1,019	176,725
Viad Corp.(a)	1,410	55,681

		1,457,306

Communications Equipment — 0.9%
ADTRAN Holdings, Inc.	4,774	25,970
Digi International, Inc.(a)	2,444	78,037
Extreme Networks, Inc.(a)	8,737	100,825
Harmonic, Inc.(a)(b)	7,577	101,835
NetScout Systems, Inc.(a)(b)	4,821	105,291
Viasat, Inc.(a)	5,068	91,680
Viavi Solutions, Inc.(a)	15,000	136,350

		639,988

Construction & Engineering — 1.3%
Arcosa, Inc.	3,296	282,995
Dycom Industries, Inc.(a)	1,981	284,333
Granite Construction, Inc.	2,961	169,162
MYR Group, Inc.(a)	1,130	199,727

		936,217

Consumer Finance — 0.8%
Bread Financial Holdings, Inc.	1,688	62,861
Encore Capital Group, Inc.(a)(b)	1,586	72,337
Enova International, Inc.(a)	2,016	126,665
Green Dot Corp., Class A(a)	875	8,164
Navient Corp.	5,533	96,274
PRA Group, Inc.(a)	2,644	68,956

Security	Shares	Value

Consumer Finance (continued)
PROG Holdings, Inc.	3,035	$104,525
World Acceptance Corp.(a)	226	32,766

		572,548

Consumer Staples Distribution & Retail — 0.6%
Andersons, Inc. (The)	2,135	122,485
Chefs’ Warehouse, Inc. (The)(a)(b)	2,379	89,593
PriceSmart, Inc.	1,689	141,876
SpartanNash Co.	2,333	47,150
United Natural Foods, Inc.(a)	4,004	46,006

		447,110

Containers & Packaging — 0.7%
Myers Industries, Inc.	2,483	57,531
O-I Glass, Inc.(a)(b)	10,429	173,017
Sealed Air Corp.	6,513	242,284

		472,832

Diversified Consumer Services — 1.0%
Adtalem Global Education, Inc.(a)	2,655	136,467
Frontdoor, Inc.(a)	5,366	174,824
Mister Car Wash, Inc.(a)	6,139	47,577
Perdoceo Education Corp.	4,208	73,893
Strategic Education, Inc.	1,467	152,744
Stride, Inc.(a)	2,693	169,794

		755,299

Diversified REITs — 0.8%
Alexander & Baldwin, Inc.	4,889	80,522
American Assets Trust, Inc.	3,284	71,952
Armada Hoffler Properties, Inc.	4,543	47,247
Essential Properties Realty Trust, Inc.	10,515	280,330
Global Net Lease, Inc.	13,256	102,999

		583,050

Diversified Telecommunication Services — 0.5%
ATN International, Inc.	695	21,896
Cogent Communications Holdings, Inc.	2,834	185,145
Consolidated Communications Holdings, Inc.(a)	5,011	21,648
Lumen Technologies, Inc.(a)	68,440	106,766
Shenandoah Telecommunications Co.	3,389	58,867

		394,322

Electrical Equipment — 0.6%
Encore Wire Corp.	1,064	279,598
Powell Industries, Inc.	622	88,511
SunPower Corp.(a)(b)	5,908	17,724
Vicor Corp.(a)	1,521	58,163

		443,996

Electronic Equipment, Instruments & Components — 4.3%
Advanced Energy Industries, Inc.	2,521	257,092
Arlo Technologies, Inc.(a)	6,377	80,669
Badger Meter, Inc.	1,982	320,707
Benchmark Electronics, Inc.	2,405	72,174
CTS Corp.	2,100	98,259
ePlus, Inc.(a)	1,797	141,136
Fabrinet(a)	2,451	463,288
Insight Enterprises, Inc.(a)	1,869	346,737
Itron, Inc.(a)	3,074	284,406
Knowles Corp.(a)	6,004	96,664
Methode Electronics, Inc.	2,400	29,232
OSI Systems, Inc.(a)	1,058	151,104
PC Connection, Inc.	762	50,239
Plexus Corp.(a)	1,868	177,124
Rogers Corp.(a)	1,130	134,120

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Sanmina Corp.(a)	3,760	$233,797
ScanSource, Inc.(a)	1,697	74,736
TTM Technologies, Inc.(a)	6,940	108,611

		3,120,095

Energy Equipment & Services — 1.9%
Archrock, Inc.	9,293	182,793
Bristow Group, Inc.(a)	1,619	44,037
Core Laboratories, Inc.	3,149	53,785
Dril-Quip, Inc.(a)	2,303	51,887
Helix Energy Solutions Group, Inc.(a)	9,618	104,259
Helmerich & Payne, Inc.	6,661	280,162
Liberty Energy, Inc., Class A	10,223	211,820
Nabors Industries Ltd.(a)	599	51,592
Patterson-UTI Energy, Inc.	21,715	259,277
ProPetro Holding Corp.(a)	5,722	46,234
RPC, Inc.	5,735	44,389
U.S. Silica Holdings, Inc.(a)	5,201	64,544

		1,394,779

Entertainment — 0.5%
Cinemark Holdings, Inc.(a)(b)	7,149	128,468
Madison Square Garden Sports Corp., Class A(a)	1,129	208,323
Marcus Corp. (The)	1,659	23,657

		360,448

Financial Services — 1.6%
EVERTEC, Inc.	4,357	173,844
Jackson Financial, Inc., Class A	125	8,268
Mr. Cooper Group, Inc.(a)	4,365	340,252
NMI Holdings, Inc., Class A(a)	5,465	176,738
Payoneer Global, Inc.(a)	15,243	74,081
Radian Group, Inc.	3,823	127,956
Walker & Dunlop, Inc.	2,255	227,890

		1,129,029

Food Products — 1.3%
B&G Foods, Inc.	5,299	60,621
Calavo Growers, Inc.	1,199	33,344
Cal-Maine Foods, Inc.	2,740	161,249
Fresh Del Monte Produce, Inc.	2,270	58,816
Hain Celestial Group, Inc. (The)(a)	6,055	47,592
J & J Snack Foods Corp.	1,049	151,644
John B Sanfilippo & Son, Inc.	606	64,188
Simply Good Foods Co. (The)(a)	6,142	209,012
Tootsie Roll Industries, Inc.	1,242	39,781
TreeHouse Foods, Inc.(a)	3,392	132,118

		958,365

Gas Utilities — 0.3%
Chesapeake Utilities Corp.	1,500	160,950
Northwest Natural Holding Co.	2,479	92,268

		253,218

Ground Transportation — 0.5%
ArcBest Corp.	1,595	227,287
Heartland Express, Inc.	3,091	36,907
Marten Transport Ltd.	3,891	71,906

		336,100

Health Care Equipment & Supplies — 2.7%
Artivion, Inc.(a)	2,628	55,608
Avanos Medical, Inc.(a)	3,130	62,318
CONMED Corp.	2,073	166,006
Glaukos Corp.(a)	3,298	310,968
ICU Medical, Inc.(a)	1,367	146,706

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Integer Holdings Corp.(a)	2,247	$262,180
LeMaitre Vascular, Inc.	1,335	88,591
Merit Medical Systems, Inc.(a)	3,902	295,577
Omnicell, Inc.(a)	3,065	89,590
OraSure Technologies, Inc.(a)	4,953	30,461
STAAR Surgical Co.(a)	3,290	125,941
Tandem Diabetes Care, Inc.(a)	4,395	155,627
UFP Technologies, Inc.(a)	474	119,543
Varex Imaging Corp.(a)(b)	2,736	49,522

		1,958,638

Health Care Providers & Services — 3.6%
AdaptHealth Corp.(a)	5,515	63,478
Addus HomeCare Corp.(a)	1,086	112,227
Agiliti, Inc.(a)	2,407	24,359
AMN Healthcare Services, Inc.(a)	2,547	159,213
Astrana Health, Inc.(a)	2,857	119,965
CorVel Corp.(a)	612	160,932
Cross Country Healthcare, Inc.(a)	2,227	41,689
Ensign Group, Inc. (The)	3,794	472,049
Fulgent Genetics, Inc.(a)	1,359	29,490
ModivCare, Inc.(a)	831	19,487
National HealthCare Corp.	910	86,004
NeoGenomics, Inc.(a)	8,591	135,051
Owens & Minor, Inc.(a)	5,183	143,621
Patterson Cos., Inc.	5,558	153,679
Pediatrix Medical Group, Inc.(a)	5,583	55,997
Premier, Inc., Class A	8,075	178,458
Privia Health Group, Inc.(a)	6,923	135,622
RadNet, Inc.(a)	4,399	214,055
Select Medical Holdings Corp.	7,087	213,673
U.S. Physical Therapy, Inc.	1,016	114,676

		2,633,725

Health Care REITs — 0.5%
CareTrust REIT, Inc.	8,825	215,065
Community Healthcare Trust, Inc.	1,633	43,356
LTC Properties, Inc.	2,790	90,703
Universal Health Realty Income Trust	857	31,461

		380,585

Health Care Technology — 0.4%
Certara, Inc.(a)	7,218	129,058
HealthStream, Inc.	1,613	43,003
Schrodinger, Inc.(a)(b)	3,715	100,305
Simulations Plus, Inc.	1,076	44,277

		316,643

Hotel & Resort REITs — 1.3%
Apple Hospitality REIT, Inc.	14,386	235,643
Chatham Lodging Trust	3,293	33,292
DiamondRock Hospitality Co.	14,129	135,780
Pebblebrook Hotel Trust(b)	8,123	125,175
Service Properties Trust	11,173	75,753
Summit Hotel Properties, Inc.	7,251	47,204
Sunstone Hotel Investors, Inc.	13,846	154,244
Xenia Hotels & Resorts, Inc.	7,091	106,436

		913,527

Hotels, Restaurants & Leisure — 2.3%
BJ’s Restaurants, Inc.(a)	1,565	56,622
Bloomin’ Brands, Inc.	5,851	167,807
Brinker International, Inc.(a)	2,982	148,146
Cheesecake Factory, Inc. (The)	3,168	114,523
Chuy’s Holdings, Inc.(a)	1,170	39,464

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Cracker Barrel Old Country Store, Inc.	1,505	$109,458
Dave & Buster’s Entertainment, Inc.(a)	2,168	135,717
Dine Brands Global, Inc.	1,041	48,386
Golden Entertainment, Inc.	1,446	53,256
Jack in the Box, Inc.	1,319	90,325
Monarch Casino & Resort, Inc.	899	67,416
Papa John’s International, Inc.	2,208	147,053
Sabre Corp.(a)(b)	25,576	61,894
Shake Shack, Inc., Class A(a)	2,533	263,508
Six Flags Entertainment Corp.(a)	4,877	128,362

		1,631,937

Household Durables — 4.0%
Cavco Industries, Inc.(a)	525	209,506
Century Communities, Inc.	1,907	184,025
Ethan Allen Interiors, Inc.	1,541	53,272
Green Brick Partners, Inc.(a)	1,724	103,837
Installed Building Products, Inc.	1,581	409,052
La-Z-Boy, Inc.	2,902	109,173
LGI Homes, Inc.(a)	1,388	161,522
M/I Homes, Inc.(a)	1,878	255,953
MDC Holdings, Inc.	4,038	254,031
Meritage Homes Corp.	2,461	431,807
Newell Brands, Inc.	25,768	206,917
Sonos, Inc.(a)	8,348	159,113
Tri Pointe Homes, Inc.(a)	6,542	252,914
Worthington Enterprises, Inc.	2,056	127,945

		2,919,067

Household Products — 0.7%
Central Garden & Pet Co.(a)	641	27,454
Central Garden & Pet Co., Class A, NVS(a)	3,639	134,352
Energizer Holdings, Inc.	4,500	132,480
WD-40 Co.	915	231,779

		526,065

Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy, Inc., Class A	2,333	50,183
Clearway Energy, Inc., Class C	5,601	129,103

		179,286

Industrial REITs — 0.5%
Innovative Industrial Properties, Inc.	1,890	195,691
LXP Industrial Trust	19,723	177,901

		373,592

Insurance — 2.9%
Ambac Financial Group, Inc.(a)	3,045	47,593
American Equity Investment Life Holding Co.(a)	4,221	237,305
AMERISAFE, Inc.	1,292	64,820
Assured Guaranty Ltd.	3,672	320,382
Employers Holdings, Inc.	1,465	66,496
Genworth Financial, Inc., Class A(a)	25,173	161,862
Goosehead Insurance, Inc., Class A(a)	1,649	109,856
HCI Group, Inc.	459	53,281
Horace Mann Educators Corp.	2,683	99,244
Lincoln National Corp.	8,576	273,832
Mercury General Corp.	1,805	93,138
Palomar Holdings, Inc.(a)	1,667	139,745
ProAssurance Corp.	2,989	38,438
Safety Insurance Group, Inc.	904	74,300
SiriusPoint Ltd.(a)	6,099	77,518
Stewart Information Services Corp.	1,819	118,344

Security	Shares	Value

Insurance (continued)
Trupanion, Inc.(a)	2,408	$66,485
United Fire Group, Inc.	1,453	31,632

		2,074,271

Interactive Media & Services — 1.0%
Cargurus, Inc., Class A(a)	5,805	133,979
Cars.com, Inc.(a)	4,151	71,314
QuinStreet, Inc.(a)	3,515	62,075
Shutterstock, Inc.	1,614	73,937
TripAdvisor, Inc.(a)	7,287	202,506
Yelp, Inc.(a)(b)	4,616	181,871

		725,682

IT Services — 0.5%
DXC Technology Co.(a)(b)	12,359	262,134
Perficient, Inc.(a)	2,354	132,507

		394,641

Leisure Products — 0.2%
Topgolf Callaway Brands Corp.(a)	9,576	154,844

Life Sciences Tools & Services — 0.2%
BioLife Solutions, Inc.(a)	2,425	44,984
Cytek Biosciences, Inc.(a)	6,669	44,749
Mesa Laboratories, Inc.	345	37,857
OmniAb, Inc., 12.50 Earnout Shares(a)(c)	262	—
OmniAb, Inc., 15.00 Earnout Shares(a)(c)	262	—

		127,590

Machinery — 5.0%
3D Systems Corp.(a)	8,993	39,929
Alamo Group, Inc.	697	159,146
Albany International Corp., Class A	2,103	196,652
Astec Industries, Inc.	1,532	66,964
Barnes Group, Inc.	3,415	126,867
Enerpac Tool Group Corp., Class A	3,649	130,123
Enpro, Inc.	1,414	238,641
ESCO Technologies, Inc.	1,739	186,160
Federal Signal Corp.	4,116	349,325
Franklin Electric Co., Inc.	2,680	286,251
Greenbrier Cos., Inc. (The)	2,096	109,202
Hillenbrand, Inc.	4,729	237,821
John Bean Technologies Corp.	2,153	225,828
Kennametal, Inc.	5,371	133,953
Lindsay Corp.	750	88,245
Proto Labs, Inc.(a)	1,738	62,133
SPX Technologies, Inc.(a)	3,082	379,487
Standex International Corp.	801	145,958
Tennant Co.	1,259	153,107
Titan International, Inc.(a)	3,420	42,613
Trinity Industries, Inc.	5,518	153,676
Wabash National Corp.	3,060	91,616

		3,603,697

Marine Transportation — 0.4%
Matson, Inc.	2,362	265,489

Media — 0.6%
AMC Networks, Inc., Class A(a)	2,055	24,927
EchoStar Corp., Class A(a)	8,169	116,408
EW Scripps Co. (The), Class A, NVS(a)	4,127	16,219
John Wiley & Sons, Inc., Class A	2,862	109,128
Scholastic Corp., NVS	1,769	66,709
TechTarget, Inc.(a)	1,743	57,659
Thryv Holdings, Inc.(a)	2,085	46,350

		437,400

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 1.8%
ATI, Inc.(a)	8,612	$440,676
Carpenter Technology Corp.	3,341	238,614
Century Aluminum Co.(a)	3,487	53,665
Compass Minerals International, Inc.	2,284	35,950
Haynes International, Inc.	853	51,282
Kaiser Aluminum Corp.	1,071	95,705
Materion Corp.	1,392	183,396
Metallus, Inc.(a)	2,589	57,605
Olympic Steel, Inc.	661	46,852
SunCoke Energy, Inc.	5,646	63,631

		1,267,376

Mortgage Real Estate Investment Trusts (REITs) — 1.8%
Apollo Commercial Real Estate Finance, Inc.	8,873	98,845
Arbor Realty Trust, Inc.(b)	9,722	128,816
ARMOUR Residential REIT, Inc.	3,302	65,281
Blackstone Mortgage Trust, Inc., Class A	11,648	231,912
Ellington Financial, Inc.	5,342	63,089
Franklin BSP Realty Trust, Inc.	5,533	73,921
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,494	212,830
KKR Real Estate Finance Trust, Inc.	3,924	39,475
New York Mortgage Trust, Inc.	6,112	44,006
PennyMac Mortgage Investment Trust	5,839	85,716
Ready Capital Corp.	10,751	98,157
Redwood Trust, Inc.	8,864	56,464
Two Harbors Investment Corp.	6,956	92,097

		1,290,609

Multi-Utilities — 0.1%
Unitil Corp.	1,084	56,747

Office REITs — 1.1%
Brandywine Realty Trust	11,928	57,254
Douglas Emmett, Inc.	8,993	124,733
Easterly Government Properties, Inc.	6,416	73,848
Highwoods Properties, Inc.	7,126	186,559
Hudson Pacific Properties, Inc.	8,538	55,070
JBG SMITH Properties	5,321	85,402
SL Green Realty Corp.	4,486	247,313

		830,179

Oil, Gas & Consumable Fuels — 0.8%
CVR Energy, Inc.	1,965	70,072
Dorian LPG Ltd.	2,298	88,381
Green Plains, Inc.(a)	3,904	90,261
Par Pacific Holdings, Inc.(a)	3,751	139,012
REX American Resources Corp.(a)	1,027	60,295
World Kinect Corp.	4,058	107,334

		555,355

Paper & Forest Products — 0.3%
Clearwater Paper Corp.(a)	1,116	48,803
Mercer International, Inc.	2,957	29,422
Sylvamo Corp.	2,393	147,744

		225,969

Passenger Airlines — 1.2%
Alaska Air Group, Inc.(a)	8,518	366,189
Allegiant Travel Co.	965	72,578
JetBlue Airways Corp.(a)	22,463	166,675
SkyWest, Inc.(a)	2,760	190,661
Sun Country Airlines Holdings, Inc.(a)	2,627	39,641

		835,744

Security	Shares	Value

Personal Care Products — 0.6%
Edgewell Personal Care Co.	3,365	$130,024
Inter Parfums, Inc.	1,208	169,736
Medifast, Inc.	727	27,859
Nu Skin Enterprises, Inc., Class A	3,330	46,054
USANA Health Sciences, Inc.(a)	747	36,229

		409,902

Pharmaceuticals — 2.0%
Amphastar Pharmaceuticals, Inc.(a)	2,535	111,312
ANI Pharmaceuticals, Inc.(a)	1,025	70,858
Collegium Pharmaceutical, Inc.(a)(b)	2,197	85,288
Corcept Therapeutics, Inc.(a)(b)	6,113	153,986
Harmony Biosciences Holdings, Inc.(a)	2,211	74,245
Innoviva, Inc.(a)	3,802	57,942
Ligand Pharmaceuticals, Inc.(a)	1,105	80,776
Organon & Co.	17,266	324,601
Pacira BioSciences, Inc.(a)	3,131	91,488
Phibro Animal Health Corp., Class A	1,395	18,037
Prestige Consumer Healthcare, Inc.(a)	3,355	243,439
Supernus Pharmaceuticals, Inc.(a)	3,683	125,627

		1,437,599

Professional Services — 1.2%
CSG Systems International, Inc.	1,918	98,854
Heidrick & Struggles International, Inc.	1,357	45,677
Kelly Services, Inc., Class A, NVS	2,153	53,911
Korn Ferry	3,542	232,922
NV5 Global, Inc.(a)	857	83,994
Resources Connection, Inc.	2,145	28,228
TTEC Holdings, Inc.	1,334	13,834
Verra Mobility Corp., Class A(a)	11,239	280,638

		838,058

Real Estate Management & Development — 0.6%
Anywhere Real Estate, Inc.(a)	7,579	46,838
Cushman & Wakefield PLC(a)(b)	8,919	93,293
eXp World Holdings, Inc.	5,253	54,263
Kennedy-Wilson Holdings, Inc.	8,069	69,232
Marcus & Millichap, Inc.	1,624	55,492
St. Joe Co. (The)	2,414	139,940

		459,058

Residential REITs — 0.4%
Centerspace	1,014	57,940
Elme Communities	5,920	82,406
NexPoint Residential Trust, Inc.	1,541	49,605
Veris Residential, Inc.	5,404	82,195

		272,146

Retail REITs — 2.0%
Acadia Realty Trust	6,936	117,981
Getty Realty Corp.	3,308	90,474
Macerich Co. (The)	14,599	251,541
Phillips Edison & Co., Inc.	8,244	295,712
Retail Opportunity Investments Corp.	8,549	109,598
Saul Centers, Inc.	872	33,563
SITE Centers Corp.	12,133	177,748
Tanger, Inc.	7,282	215,038
Urban Edge Properties	7,928	136,917
Whitestone REIT	3,175	39,846

		1,468,418

Semiconductors & Semiconductor Equipment — 3.2%
Alpha & Omega Semiconductor Ltd.(a)	1,567	34,537
Axcelis Technologies, Inc.(a)	2,204	245,790
CEVA, Inc.(a)	1,588	36,063

30	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Cohu, Inc.(a)	3,203	$106,756
Diodes, Inc.(a)	3,097	218,339
FormFactor, Inc.(a)	5,264	240,196
Ichor Holdings Ltd.(a)	1,985	76,661
Kulicke & Soffa Industries, Inc.	3,798	191,077
MaxLinear, Inc.(a)	5,025	93,817
PDF Solutions, Inc.(a)	2,063	69,461
Photronics, Inc.(a)	4,219	119,482
Semtech Corp.(a)(b)	4,364	119,966
SiTime Corp.(a)(b)	1,178	109,825
SMART Global Holdings, Inc.(a)	3,492	91,909
SolarEdge Technologies, Inc.(a)	3,840	272,563
Ultra Clean Holdings, Inc.(a)	3,022	138,831
Veeco Instruments, Inc.(a)	3,798	133,576

		2,298,849

Software — 3.3%
A10 Networks, Inc.	4,710	64,480
ACI Worldwide, Inc.(a)	7,350	244,093
Adeia, Inc.	7,223	78,875
Agilysys, Inc.(a)	1,360	114,594
Alarm.com Holdings, Inc.(a)	3,379	244,876
Cerence, Inc.(a)	2,800	44,100
DoubleVerify Holdings, Inc.(a)	9,416	331,067
Envestnet, Inc.(a)	1,946	112,693
InterDigital, Inc.	1,733	184,495
LiveRamp Holdings, Inc.(a)(b)	4,462	153,939
N-able, Inc.(a)	4,686	61,246
NCR Voyix Corp.(a)	9,097	114,895
Progress Software Corp.	2,958	157,691
SPS Commerce, Inc.(a)	2,478	458,182
Xperi, Inc.(a)	2,929	35,324

		2,400,550

Specialized REITs — 0.7%
Four Corners Property Trust, Inc.	6,104	149,365
Outfront Media, Inc.	9,790	164,374
Safehold, Inc.	3,018	62,171
Uniti Group, Inc.	16,199	95,574

		471,484

Specialty Retail — 5.1%
Abercrombie & Fitch Co., Class A(a)	3,404	426,623
Advance Auto Parts, Inc.	3,993	339,764
American Eagle Outfitters, Inc.	12,544	323,510
Asbury Automotive Group, Inc.(a)	1,390	327,734
Boot Barn Holdings, Inc.(a)	2,050	195,057
Buckle, Inc. (The)	1,968	79,251
Caleres, Inc.	2,250	92,318
Designer Brands, Inc., Class A	2,881	31,489
Foot Locker, Inc.	5,521	157,348
Group 1 Automotive, Inc.	898	262,423
Guess?, Inc.	1,846	58,094
Haverty Furniture Cos., Inc.	898	30,640
Hibbett, Inc.	793	60,910
Leslie’s, Inc.(a)	12,436	80,834
MarineMax, Inc.(a)	1,383	45,999
Monro, Inc.	2,014	63,522
National Vision Holdings, Inc.(a)	5,275	116,894
ODP Corp. (The)(a)	2,243	118,991
Sally Beauty Holdings, Inc.(a)	7,069	87,797
Shoe Carnival, Inc.	1,208	44,261
Signet Jewelers Ltd.	2,994	299,610
Sonic Automotive, Inc., Class A	1,002	57,054

Security	Shares	Value

Specialty Retail (continued)
Upbound Group, Inc.	3,001	$105,665
Urban Outfitters, Inc.(a)	3,814	165,604
Victoria’s Secret & Co.(a)	5,257	101,881

		3,673,273

Technology Hardware, Storage & Peripherals — 0.2%
Corsair Gaming, Inc.(a)	2,915	35,971
Xerox Holdings Corp.	7,621	136,416

		172,387

Textiles, Apparel & Luxury Goods — 1.1%
G-III Apparel Group Ltd.(a)	2,743	79,574
Hanesbrands, Inc.(a)	23,593	136,839
Kontoor Brands, Inc.	3,370	203,042
Movado Group, Inc.	1,050	29,327
Oxford Industries, Inc.	997	112,063
Steven Madden Ltd.	4,727	199,858
Wolverine World Wide, Inc.	5,361	60,097

		820,800

Trading Companies & Distributors — 1.5%
Boise Cascade Co.	2,668	409,191
DNOW, Inc.(a)	7,215	109,668
DXP Enterprises, Inc.(a)	894	48,035
GMS, Inc.(a)	2,685	261,358
Rush Enterprises, Inc., Class A	4,166	222,964

		1,051,216

Water Utilities — 0.7%
American States Water Co.	2,502	180,744
California Water Service Group	3,904	181,458
Middlesex Water Co.	1,199	62,948
SJW Group	1,972	111,595

		536,745

Wireless Telecommunication Services — 0.2%
Gogo, Inc.(a)	4,169	36,604
Telephone & Data Systems, Inc.	6,690	107,174

		143,778

Total Long-Term Investments — 97.3% (Cost: $65,287,930)		70,450,275

Short-Term Securities

Money Market Funds — 6.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.50%(d)(e)(f)	2,021,522	2,022,533
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(d)(e)	2,555,741	2,555,741

Total Short-Term Securities — 6.3% (Cost: $4,577,625)		4,578,274

Total Investments — 103.6% (Cost: $69,865,555)		75,028,549

Liabilities in Excess of Other Assets — (3.6)%		(2,597,045)

Net Assets — 100.0%		$72,431,504

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/24	Shares Held at 03/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$718,829	$1,303,213	(a)	$—	$135	$356	$2,022,533	2,021,522	$9,421	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,812,611	743,130	(a)	—	—	—	2,555,741	2,555,741	69,583		—

					$135	$356	$4,578,274		$79,004		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini Russell 2000 Index	31	06/21/24	$333	$2,711

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$449,304	$11,487	(c)	$461,213	0.6%
	Monthly	HSBC Bank PLC(d)	02/10/28	730,267	40,983	(e)	772,674	1.0
	Monthly	JPMorgan Chase Bank NA(f)	02/10/25	612,208	45,528	(g)	659,827	0.8

					$97,998		$1,893,714

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(422) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $(1,424) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(2,091) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	0-450 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate	USD - 1D Overnight Bank Funding Rate
	(FEDL01)	(OBFR01)	(OBFR01)

32	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Atlantic Union Bankshares Corp.	140	$4,943	1.1%
Bank of Hawaii Corp.	173	10,794	2.3
BankUnited, Inc.	489	13,692	3.0
Banner Corp.	83	3,984	0.9
Central Pacific Financial Corp.	11	217	0.0
City Holding Co.	136	14,174	3.1
First BanCorp/Puerto Rico	746	13,085	2.8
Fulton Financial Corp.	388	6,165	1.3
Hanmi Financial Corp.	286	4,553	1.0
Independent Bank Corp.	86	4,474	1.0
National Bank Holdings Corp., Class A	72	2,597	0.6
NBT Bancorp, Inc.	82	3,008	0.6
Preferred Bank	46	3,531	0.8
Provident Financial Services, Inc.	399	5,813	1.2
WSFS Financial Corp.	225	10,157	2.2

		101,187

Capital Markets
PJT Partners, Inc., Class A	1,546	145,726	31.6

Commercial Services & Supplies
Pitney Bowes, Inc.	983	4,256	0.9

Consumer Finance
Bread Financial Holdings, Inc.	786	29,271	6.4

Financial Services
Jackson Financial, Inc., Class A	263	17,395	3.8
Radian Group, Inc.	863	28,885	6.2

		46,280

Insurance
Horace Mann Educators Corp.	73	2,700	0.6
ProAssurance Corp.	98	1,261	0.3
Safety Insurance Group, Inc.	1	82	0.0
Stewart Information Services Corp.	69	4,489	1.0

		8,532

Mortgage Real Estate Investment Trusts (REITs)
Arbor Realty Trust, Inc.	3,344	44,308	9.6

Software
Envestnet, Inc.	1,410	81,653	17.7

Net Value of Reference Entity — Goldman Sachs Bank USA		$461,213

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Ameris Bancorp	250	$12,095	1.6%
Bancorp, Inc. (The)	285	9,536	1.2
Bank of Hawaii Corp.	150	9,359	1.2
Banner Corp.	89	4,272	0.6
Berkshire Hills Bancorp, Inc.	387	8,870	1.2
Cathay General Bancorp	459	17,364	2.2
Central Pacific Financial Corp.	150	2,963	0.4
City Holding Co.	5	521	0.1
Community Bank System, Inc.	131	6,292	0.8
First BanCorp/Puerto Rico	309	5,420	0.7
First Bancorp/Southern Pines NC	110	3,973	0.5
First Financial Bancorp	906	20,313	2.6
Fulton Financial Corp.	615	9,772	1.3
Heritage Financial Corp.	287	5,565	0.7
Independent Bank Corp.	421	21,900	2.8
National Bank Holdings Corp., Class A	241	8,693	1.1
Pacific Premier Bancorp, Inc.	1,112	26,688	3.5
Pathward Financial, Inc.	128	6,461	0.8
Preferred Bank	35	2,687	0.3
Renasant Corp.	89	2,787	0.4
Seacoast Banking Corp. of Florida	481	12,213	1.6
Southside Bancshares, Inc.	156	4,560	0.6
TrustCo Bank Corp.	143	4,027	0.5
Trustmark Corp.	767	21,560	2.8
United Community Banks, Inc.	751	19,766	2.6
WSFS Financial Corp.	125	5,643	0.7

		253,300

Capital Markets
Artisan Partners Asset Management, Inc., Class A	30	1,373	0.2
Moelis & Co., Class A	1,940	110,134	14.2

		111,507

Commercial Services & Supplies
Pitney Bowes, Inc.	4,946	21,416	2.8

Consumer Finance
Bread Financial Holdings, Inc.	312	11,619	1.5
Green Dot Corp., Class A	300	2,799	0.4

		14,418

Containers & Packaging
Sealed Air Corp.	802	29,834	3.9

Diversified Consumer Services
Perdoceo Education Corp.	345	6,058	0.8

Financial Services
Payoneer Global, Inc.	1,644	7,990	1.0
Radian Group, Inc.	5,931	198,511	25.7

		206,501

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF

	Shares	Value	% of Basket Value

Independent Power and Renewable Electricity Producers
Clearway Energy, Inc., Class C	110	$2,536	0.3%

Insurance
Employers Holdings, Inc.	318	14,434	1.9
Genworth Financial, Inc., Class A	2,847	18,306	2.4
Horace Mann Educators Corp.	75	2,774	0.3
Lincoln National Corp.	943	30,110	3.9
ProAssurance Corp.	446	5,736	0.7
Safety Insurance Group, Inc.	120	9,863	1.3
Stewart Information Services Corp.	9	585	0.1

		81,808

Office REITs
Douglas Emmett, Inc.	2,124	29,460	3.8
JBG SMITH Properties	546	8,763	1.1

		38,223

Oil, Gas & Consumable Fuels
Green Plains, Inc.	78	1,803	0.2

Software
Envestnet, Inc.	91	5,270	0.7

Net Value of Reference Entity — HSBC Bank PLC		$772,674

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 10, 2025.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Atlantic Union Bankshares Corp.	46	$1,624	0.3%
Bancorp, Inc. (The)	27	903	0.1
Cathay General Bancorp	244	9,231	1.4

	Shares	Value	% of Basket Value

Banks (continued)
Central Pacific Financial Corp.	859	$16,965	2.6%
Community Bank System, Inc.	3	144	0.0
First BanCorp/Puerto Rico	843	14,786	2.3
First Bancorp/Southern Pines NC	79	2,854	0.4
National Bank Holdings Corp., Class A	10	361	0.1
Pathward Financial, Inc.	7	353	0.1
Preferred Bank	226	17,350	2.6
Renasant Corp.	26	814	0.1
Seacoast Banking Corp. of Florida	464	11,781	1.8
Simmons First National Corp., Class A	138	2,685	0.4
United Community Banks, Inc.	659	17,345	2.6
Veritex Holdings, Inc.	95	1,947	0.3
WSFS Financial Corp.	47	2,122	0.3

		101,265

Consumer Finance
Bread Financial Holdings, Inc.	633	23,573	3.6
Green Dot Corp., Class A	1,952	18,212	2.7

		41,785

Containers & Packaging
Sealed Air Corp.	2,696	100,291	15.2

Financial Services
Jackson Financial, Inc., Class A	4,516	298,688	45.3
Payoneer Global, Inc.	1,169	5,682	0.8

		304,370

Insurance
Genworth Financial, Inc., Class A	3,240	20,833	3.2
Lincoln National Corp.	2,241	71,555	10.8

		92,388

Office REITs
Douglas Emmett, Inc.	440	6,103	0.9
JBG SMITH Properties	169	2,712	0.4

		8,815

Oil, Gas & Consumable Fuels
Green Plains, Inc.	472	10,913	1.7

Net Value of Reference Entity — JPMorgan Chase Bank NA		$659,827

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$97,998	$—

34	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,711	$—	$—	$—	$2,711
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	—	97,998	—	—	—	97,998

	$—	$—	$100,709	$—	$—	$—	$100,709

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$31,296	$—	$—	$—	$31,296
Swaps	—	—	(54,598)	—	—	—	(54,598)

	$—	$—	$(23,302)	$—	$—	$—	$(23,302)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(218)	$—	$—	$—	$(218)
Swaps	—	—	198,094	—	—	—	198,094

	$—	$—	$197,876	$—	$—	$—	$197,876

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$167,958
Total return swaps
Average notional amount	$1,503,035

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments

Swaps — OTC(a)	$97,998	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$97,998	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$97,998	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2024	iShares® ESG Screened S&P Small-Cap ETF

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Goldman Sachs Bank USA	$11,487	$—	$—	$—	$11,487
HSBC Bank PLC	40,983	—	—	—	40,983
J.P. Morgan Securities LLC	45,528	—	—	—	45,528

	$97,998	$—	$—	$—	$97,998

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$70,450,275	$—	$—	$70,450,275
Short-Term Securities
Money Market Funds	4,578,274	—	—	4,578,274

	$75,028,549	$—	$—	$75,028,549

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,711	$97,998	$—	$100,709

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2024

	iShares ESG Screened S&P 500 ETF	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$252,405,929	$182,113,953	$70,450,275
Investments, at value — affiliated(c)	1,135,828	8,733,509	4,578,274
Cash	129,897	54,453	233,563
Cash pledged:
Futures contracts	21,000	17,000	23,000
Receivables:
Investments sold	—	578,266	—
Securities lending income — affiliated	936	1,421	1,812
Swaps	—	—	6,459
Capital shares sold	—	32,207	—
Dividends — unaffiliated	123,806	199,593	92,528
Dividends — affiliated	1,596	1,205	8,616
Unrealized appreciation on OTC swaps	—	—	97,998

Total assets	253,818,992	191,731,607	75,492,525

LIABILITIES
Collateral on securities loaned	96,874	8,473,561	2,022,086
Payables:
Investments purchased	93,280	429,224	762,283
Capital shares redeemed	—	—	269,668
Investment advisory fees	15,008	17,463	6,984

Total liabilities	205,162	8,920,248	3,061,021

Commitments and contingent liabilities

NET ASSETS	$253,613,830	$182,811,359	$72,431,504

NET ASSETS CONSIST OF:

Paid-in capital	$237,216,122	$167,877,987	$70,678,744

Accumulated earnings	16,397,708	14,933,372	1,752,760

NET ASSETS	$253,613,830	$182,811,359	$72,431,504

NET ASSET VALUE

Shares outstanding	$6,300,000	$4,450,000	$1,850,000

Net asset value	$40.26	$41.08	$39.15

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$232,124,787	$160,617,723	$65,287,930
(b) Securities loaned, at value	$93,693	$8,251,097	$1,980,712
(c) Investments, at cost — affiliated	$1,157,138	$8,731,692	$4,577,625

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Operations

Year Ended March 31, 2024

	iShares ESG Screened S&P 500 ETF	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF

INVESTMENT INCOME
Dividends — unaffiliated	$2,500,182	$1,907,402	$884,014
Dividends — affiliated	30,643	13,099	69,583
Interest — unaffiliated	425	388	833
Securities lending income — affiliated — net	2,235	18,748	9,421
Foreign taxes withheld	(851)	—	(812)

Total investment income	2,532,634	1,939,637	963,039

EXPENSES
Investment advisory	143,450	143,808	65,379
Interest expense	96	81	3

Total expenses	143,546	143,889	65,382

Net investment income	2,389,088	1,795,748	897,657

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,029,914)	(3,146,413)	(2,040,278)
Investments — affiliated	(13,684)	(192)	135
Futures contracts	85,137	23,894	31,296
In-kind redemptions — unaffiliated(a)	4,100,840	3,142,157	2,144,058
In-kind redemptions — affiliated(a)	3,924	—	—
Swaps	—	—	(54,598)

	3,146,303	19,446	80,613

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	46,035,178	26,414,101	8,461,956
Investments — affiliated	131,199	1,244	356
Futures contracts	(5,868)	(2,829)	(218)
Swaps	—	—	198,094

	46,160,509	26,412,516	8,660,188

Net realized and unrealized gain	49,306,812	26,431,962	8,740,801

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,695,900	$28,227,710	$9,638,458

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

38	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares ESG Screened S&P 500 ETF		iShares ESG Screened S&P Mid-Cap ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,389,088	$2,778,031	$1,795,748	$1,361,122
Net realized gain (loss)	3,146,303	(16,055,490)	19,446	(246,383)
Net change in unrealized appreciation (depreciation)	46,160,509	(13,931,777)	26,412,516	(4,171,650)

Net increase (decrease) in net assets resulting from operations	51,695,900	(27,209,236)	28,227,710	(3,056,911)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,298,420)	(2,794,860)	(1,726,166)	(1,398,055)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	74,422,478	(68,616,036)	54,263,797	29,834,804

NET ASSETS
Total increase (decrease) in net assets	123,819,958	(98,620,132)	80,765,341	25,379,838
Beginning of year	129,793,872	228,414,004	102,046,018	76,666,180

End of year	$253,613,830	$129,793,872	$182,811,359	$102,046,018

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	iShares ESG Screened S&P Small-Cap ETF

	Year Ended 03/31/24	Year Ended 03/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$897,657	$518,233
Net realized gain (loss)	80,613	(476,254)
Net change in unrealized appreciation (depreciation)	8,660,188	(2,242,704)

Net increase (decrease) in net assets resulting from operations	9,638,458	(2,200,725)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(362,825)	(524,007)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	19,055,998	22,208,671

NET ASSETS
Total increase in net assets	28,331,631	19,483,939
Beginning of year	44,099,873	24,615,934

End of year	$72,431,504	$44,099,873

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Screened S&P 500 ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$30.90	$34.35	$30.27	$25.29

Net investment income(b)	0.46	0.42	0.39	0.21
Net realized and unrealized gain (loss)(c)	9.35	(3.45)	4.07	4.91

Net increase (decrease) from investment operations	9.81	(3.03)	4.46	5.12

Distributions from net investment income(d)	(0.45)	(0.42)	(0.38)	(0.14)

Net asset value, end of period	$40.26	$30.90	$34.35	$30.27

Total Return(e)
Based on net asset value	31.95%	(8.72)%	14.74%	20.27	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.08%	0.08%	0.08%	0.08	%(h)

Net investment income	1.33%	1.40%	1.12%	1.37	%(h)

Supplemental Data
Net assets, end of period (000)	$253,614	$129,794	$228,414	$30,274

Portfolio turnover rate(i)	3%	4%	3%	6%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Screened S&P Mid-Cap ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$34.02	$36.51	$35.89	$25.19

Net investment income(b)	0.53	0.52	0.46	0.22
Net realized and unrealized gain (loss)(c)	7.02	(2.50)	0.58	10.66

Net increase (decrease) from investment operations	7.55	(1.98)	1.04	10.88

Distributions from net investment income(d)	(0.49)	(0.51)	(0.42)	(0.18)

Net asset value, end of period	$41.08	$34.02	$36.51	$35.89

Total Return(e)
Based on net asset value	22.43%	(5.35)%	2.88%	43.29	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12%	0.12	%(h)

Net investment income	1.50%	1.55%	1.23%	1.29	%(h)

Supplemental Data
Net assets, end of period (000)	$182,811	$102,046	$76,666	$19,740

Portfolio turnover rate(i)	26%	20%	26%	11%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

42	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Screened S&P Small-Cap ETF

	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$33.92	$37.87	$38.81	$25.18

Net investment income(b)	0.58	0.51	0.39	0.20
Net realized and unrealized gain (loss)(c)	4.90	(3.97)	(0.55)	13.69

Net increase (decrease) from investment operations	5.48	(3.46)	(0.16)	13.89

Distributions from net investment income(d)	(0.25)	(0.49)	(0.78)	(0.26)

Net asset value, end of period	$39.15	$33.92	$37.87	$38.81

Total Return(e)
Based on net asset value	16.29%	(9.08)%	(0.47)%	55.32	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.12%	0.12%	0.12%	0.12	%(h)

Net investment income	1.65%	1.49%	1.00%	1.13	%(h)

Supplemental Data
Net assets, end of period (000)	$72,432	$44,100	$24,616	$9,701

Portfolio turnover rate(i)(j)	28%	23%	34%	18%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions, if any.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

ESG Screened S&P 500	Non-Diversified
ESG Screened S&P Mid-Cap	Non-Diversified
ESG Screened S&P Small-Cap	Non-Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise

44	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)

ESG Screened S&P 500
BNP Paribas SA	$42,844	$(42,844)	$—	$—
Scotia Capital (USA), Inc.	50,849	(50,849)	—	—

	$93,693	$(93,693)	$—	$—

ESG Screened S&P Mid-Cap
Barclays Bank PLC	$1,137,231	$(1,137,231)	$—	$—
BNP Paribas SA	4,735	(4,735)	—	—
BofA Securities, Inc.	1,360,500	(1,360,500)	—	—
Citigroup Global Markets, Inc.	1,286,968	(1,286,968)	—	—
J.P. Morgan Securities LLC	643,723	(643,723)	—	—
Jefferies LLC	539,088	(539,088)	—	—
National Financial Services LLC	493,954	(493,954)	—	—
RBC Capital Market LLC	846,493	(846,493)	—	—
Scotia Capital (USA), Inc.	1,114,459	(1,114,459)	—	—
Toronto-Dominion Bank	823,946	(823,946)	—	—

	$8,251,097	$(8,251,097)	$—	$—

ESG Screened S&P Small-Cap
Barclays Bank PLC	$9,951	$(9,951)	$—	$—
BNP Paribas SA	272,746	(272,746)	—	—
BofA Securities, Inc.	117,720	(117,720)	—	—
Citigroup Global Markets, Inc.	23,075	(21,092)	—	1,983
Goldman Sachs & Co. LLC	423,990	(423,990)	—	—
J.P. Morgan Securities LLC	365,894	(365,894)	—	—
Jefferies LLC	121,996	(121,996)	—	—
RBC Capital Market LLC	371,263	(371,263)	—	—
Scotia Capital (USA), Inc.	162,018	(162,018)	—	—
Toronto-Dominion Bank	24,150	(24,150)	—	—
UBS AG	87,909	(87,909)	—	—

	$1,980,712	$(1,978,729)	$—	$1,983

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

46	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares ESG Screened S&P Small-Cap to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

ESG Screened S&P 500	0.08%
ESG Screened S&P Mid-Cap	0.12
ESG Screened S&P Small-Cap	0.12

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended March 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

ESG Screened S&P 500	$739
ESG Screened S&P Mid-Cap	6,533
ESG Screened S&P Small-Cap	2,902

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

48	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For the year ended March 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

ESG Screened S&P 500	$1,659,463	$1,803,858	$(445,378)
ESG Screened S&P Mid-Cap	8,787,793	13,116,084	(1,585,549)
ESG Screened S&P Small-Cap	4,226,325	3,744,132	(668,968)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

ESG Screened S&P 500	$6,514,343	$6,272,105
ESG Screened S&P Mid-Cap	31,650,734	31,312,612
ESG Screened S&P Small-Cap	17,656,951	14,973,755

For the year ended March 31, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

ESG Screened S&P 500	$112,240,145	$38,094,540
ESG Screened S&P Mid-Cap	57,543,908	3,915,329
ESG Screened S&P Small-Cap	24,720,587	8,168,088

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

ESG Screened S&P 500	$4,101,392	$(4,101,392)
ESG Screened S&P Mid-Cap	3,142,023	(3,142,023)
ESG Screened S&P Small-Cap	2,142,744	(2,142,744)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended March 31, 2024	Year Ended March 31, 2023

ESG Screened S&P 500 Ordinary income	$2,298,420	$2,794,860

ESG Screened S&P Mid-Cap Ordinary income	$1,726,166	$1,398,055

ESG Screened S&P Small-Cap Ordinary income	$362,825	$524,007

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

As of March 31, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

ESG Screened S&P 500	$90,668	$(3,754,151)	$20,061,191	$16,397,708
ESG Screened S&P Mid-Cap	72,669	(6,202,804)	21,063,507	14,933,372
ESG Screened S&P Small-Cap	419,236	(3,572,774)	4,906,298	1,752,760

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the accounting for swap agreements, the timing and recognition of realized gains/losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the characterization of corporate actions.

As of March 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

ESG Screened S&P 500	$233,479,922	$34,480,533	$(14,418,698)	$20,061,835
ESG Screened S&P Mid-Cap	169,783,955	28,836,457	(7,772,950)	21,063,507
ESG Screened S&P Small-Cap	70,122,251	10,137,489	(5,231,191)	4,906,298

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

50	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/24		Year Ended 03/31/23

iShares ETF	Shares	Amount	Shares	Amount

ESG Screened S&P 500
Shares sold	3,250,000	$112,611,144	2,700,000	$79,779,151
Shares redeemed	(1,150,000)	(38,188,666)	(5,150,000)	(148,395,187)

	2,100,000	$74,422,478	(2,450,000)	$(68,616,036)

ESG Screened S&P Mid-Cap
Shares sold	1,550,000	$58,217,481	1,350,000	$44,682,535
Shares redeemed	(100,000)	(3,953,684)	(450,000)	(14,847,731)

	1,450,000	$54,263,797	900,000	$29,834,804

ESG Screened S&P Small-Cap
Shares sold	800,000	$28,341,130	850,000	$28,860,781
Shares redeemed	(250,000)	(9,285,132)	(200,000)	(6,652,110)

	550,000	$19,055,998	650,000	$22,208,671

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the three years in the period ended March 31, 2024 and the period September 22, 2020 (commencement of operations) to March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the three years in the period ended March 31, 2024 and the period September 22, 2020 (commencement of operations) to March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

iShares ESG Screened S&P 500 ETF iShares ESG Screened S&P Mid-Cap ETF iShares ESG Screened S&P Small-Cap ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	53

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Dividend Income

ESG Screened S&P 500	$2,343,507
ESG Screened S&P Mid-Cap	1,384,211
ESG Screened S&P Small-Cap	620,197

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2024:

iShares ETF	Qualified Business Income

ESG Screened S&P 500	$136,922
ESG Screened S&P Mid-Cap	421,354
ESG Screened S&P Small-Cap	175,725

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

ESG Screened S&P 500	93.78%
ESG Screened S&P Mid-Cap	75.90
ESG Screened S&P Small-Cap	77.55

54	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF and iShares ESG Screened S&P Small-Cap ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	55

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2024

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

ESG Screened S&P Mid-Cap(a)	$0.480080	$—	$0.010910	$0.490990	98%	—%	2%	100%
ESG Screened S&P Small-Cap	0.253202	—	—	0.253202	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

56	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 404 funds as of March 31, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the Exchange-Traded Fund Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the Exchange-Traded Fund Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

58	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	59

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

60	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-315-0324

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twenty series of the registrant for which the fiscal year-end is March 31, 2024 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $283,700 for the fiscal year ended March 31, 2023 and $270,400 for the fiscal year ended March 31, 2024.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2023 and March 31, 2024 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $203,700 for the fiscal year ended March 31, 2023 and $194,000 for the fiscal year ended March 31, 2024. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2023 and March 31, 2024 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $203,700 for the fiscal year ended March 31, 2023 and $194,000 for the fiscal year ended March 31, 2024.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 14.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a) (4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Jessica Tan
Jessica Tan,
President (Principal Executive Officer)

Date: May 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Tan
Jessica Tan,
President (Principal Executive Officer)

Date: May 23, 2024

By:	/s/ Trent Walker
Trent Walker,
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: May 23, 2024